FRANKLIN LARGE CAP GROWTH FUND

                 IMPORTANT SHAREHOLDER INFORMATION

These materials are for a Special Shareholders' Meeting scheduled for May 22, 2003 at 10:00 a.m. Pacific time. They discuss the proposal to be voted on at the meeting, and contain your proxy statement and proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how you wish to vote on important issues relating to your Fund. If you complete and sign the proxy, we'll vote it exactly as you tell us. If you simply sign the proxy, we'll vote it in accordance with the Board of Trustees' recommendations on page 3 of the proxy statement.

WE URGE YOU TO SPEND A FEW MINUTES REVIEWING THE PROPOSAL IN THE PROXY STATEMENT. THEN, FILL OUT THE PROXY CARD AND RETURN IT TO US SO THAT WE KNOW HOW YOU WOULD LIKE TO VOTE. WHEN SHAREHOLDERS RETURN THEIR PROXIES PROMPTLY, THE FUND MAY BE ABLE TO SAVE MONEY BY NOT HAVING TO CONDUCT ADDITIONAL MAILINGS.

WE WELCOME YOUR COMMENTS. IF YOU HAVE ANY QUESTIONS, CALL FUND
INFORMATION AT 1-800/DIAL BEN(R) (1-800/342-5236).

                   TELEPHONE AND INTERNET VOTING

For your convenience, you may be able to vote by telephone or through the Internet, 24 hours a day. If your account is eligible, a control number and separate instructions are enclosed.


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                  FRANKLIN LARGE CAP GROWTH FUND
              (A SERIES OF FRANKLIN STRATEGIC SERIES)
                       ONE FRANKLIN PARKWAY
                 SAN MATEO, CALIFORNIA 94403-1906

Dear Shareholders:

      Enclosed is a Notice of Meeting for a Special Shareholders' Meeting ("Meeting") of Franklin Large Cap Growth Fund ("Large Cap Fund"), a series of Franklin Strategic Series ("Strategic Series"). The Meeting is scheduled for May 22, 2003 at 10:00 a.m. Pacific time at One Franklin Parkway, San Mateo, CA 94403. The accompanying materials describe an important proposal that may affect the future of Large Cap Fund. We ask you to give this your prompt attention and vote via the enclosed proxy card.

            PLEASE TAKE A MOMENT TO FILL OUT, SIGN AND
                  RETURN THE ENCLOSED PROXY CARD

      This Meeting is very important. The Trustees of your Fund unanimously recommend that you consider and approve an Agreement and Plan of Reorganization that would result in your shares of Large Cap Fund being exchanged for those of a fund called Franklin Capital Growth Fund ("Capital Fund" and, together with Large Cap Fund, the "Funds"). If the shareholders of your Fund approve the proposal, you will receive shares of Capital Fund equal in value to your investment in Large Cap Fund. You will no longer be a shareholder of Large Cap Fund, and you will instead be a shareholder of Capital Fund. Large Cap Fund will no longer exist after the reorganization is completed.

      The proposed transaction is intended to be tax-free, which means that you will not have a taxable gain or loss on the exchange of your shares.

      The Trustees recommend this transaction because the projected growth of assets of Large Cap Fund is not sufficient to continue to offer a fund with competitive performance and high quality service to shareholders over the long term. Capital Fund has similar investment goals and investment policies as Large Cap Fund, as well as a significantly larger asset base and historically lower expense ratios and a lower management fee than Large Cap Fund. The greater asset size of Capital Fund is expected to benefit the shareholders of Large Cap Fund through economies of scale that will result in Large Cap Fund shareholders immediately receiving the benefit of lower annual expense ratios. In addition, because of the larger size of Capital Fund and more stable base for asset management, shareholders may benefit from further reductions in expenses. Furthermore, the combined Fund may have an enhanced ability to effect portfolio transactions on more favorable terms, allowing Capital Fund greater investment flexibility. Franklin Advisers, Inc. ("Advisers") manages both Capital Fund and Large Cap Fund.

      Please take the time to review this document and vote now.
THE TRUSTEES OF YOUR FUND UNANIMOUSLY RECOMMEND THAT YOU VOTE IN
FAVOR OF THIS PROPOSAL.

o To ensure that your vote is counted, indicate your position on the enclosed proxy card.

o     Sign and return your card promptly.

o     You may also vote by telephone or over the Internet.

o If you determine at a later date that you wish to attend this meeting, you may revoke your proxy and vote in person.

Thank you for your attention to this matter.

                                               Sincerely,


                                           /s/ Rupert H. Johnson, Jr.
                                               President


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                  FRANKLIN LARGE CAP GROWTH FUND
              (A SERIES OF FRANKLIN STRATEGIC SERIES)
                       ONE FRANKLIN PARKWAY
                 SAN MATEO, CALIFORNIA 94403-1906
              NOTICE OF SPECIAL SHAREHOLDERS' MEETING
                    TO BE HELD ON MAY 22, 2003

To the Shareholders of Franklin Large Cap Growth Fund:

      NOTICE IS HEREBY GIVEN that a Special Shareholders' Meeting (the "Meeting") of Franklin Large Cap Growth Fund ("Large Cap Fund"), a series of Franklin Strategic Series ("Strategic Series"), will be held at One Franklin Parkway, San Mateo, CA 94403 on May 22, 2003 at 10:00 a.m. Pacific time. The Meeting is being called for the following purposes:

      1. To approve an Agreement and Plan of Reorganization between Strategic Series, on behalf of Large Cap Fund, and Franklin Capital Growth Fund ("Capital Fund"), that provides for (i) the acquisition of substantially all of the assets of Large Cap Fund by Capital Fund in exchange solely for Class A, Class B, Class C, Class R, and Advisor Class shares of Capital Fund, (ii) the distribution of such shares to the shareholders of Large Cap Fund, and (iii) the complete liquidation and dissolution of Large Cap Fund. Shareholders of Large Cap Fund will receive Class A, Class B, Class C, Class R or Advisor Class shares of Capital Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholders' Class A, Class B, Class C, Class R or Advisor Class shares in Large Cap Fund.


      2. To transact any other business, not currently contemplated, that may properly come before the meeting.

      A copy of the Plan is attached as Exhibit A to the Prospectus/Proxy Statement, which describes the transaction more completely.

      Shareholders of record as of the close of business on March
14, 2003 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

                                    By Order of the Board of Trustees,



                                    Murray L. Simpson
                                    Secretary
San Mateo, California
March 26, 2003

YOU ARE INVITED TO ATTEND THE MEETING, BUT IF YOU CANNOT DO SO, THE BOARD OF TRUSTEES URGES YOU TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. IT IS IMPORTANT THAT YOU RETURN YOUR SIGNED PROXY CARD PROMPTLY SO THAT A QUORUM MAY BE ENSURED, AND THE COSTS OF FURTHER SOLICITATIONS AVOIDED. YOU MAY REVOKE YOUR PROXY AT ANY TIME BEFORE IT IS EXERCISED BY THE SUBSEQUENT EXECUTION AND SUBMISSION OF A REVISED PROXY, BY GIVING WRITTEN NOTICE OF REVOCATION TO STRATEGIC SERIES OR BY VOTING IN PERSON AT THE MEETING.


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                    PROSPECTUS/PROXY STATEMENT

When reading this Prospectus/Proxy Statement, you will see certain terms beginning with capital letters. This means the term is explained in our glossary section.

                         TABLE OF CONTENTS

                                                                   PAGE

COVER PAGE
                                                                   Cover

SUMMARY                                                             2
    What proposal am I voting on?                                   2
    How will the shareholder voting be handled?                     3

COMPARISONS OF SOME IMPORTANT FEATURES                              4
    How do the investment goals, strategies and policies of the
    Funds compare?                                                  4
    What are the risks of an investment in the Funds?               4
    Who manages the Funds?                                          4
    What are the fees and expenses of each of the Funds and what
    might they be after the Transaction?                            6
    How do the performance records of the Funds compare?           10
    Where can I find more financial information about the Funds?   11
    What are other key features of the Funds?                      14

REASONS FOR THE TRANSACTION                                        16

INFORMATION ABOUT THE TRANSACTION                                  17
    How will the Transaction be carried out?                       17
    Who will pay the expenses of the Transaction?                  18
    What are the tax consequences of the Transaction?              18
    What should I know about the shares of Capital Fund?           19
    What are the capitalizations of the Funds and what might the
    capitalization be after the Transaction?                       19

COMPARISON OF INVESTMENT GOALS AND POLICIES                        20
    Are there any significant differences between the investment
    goals and strategies of the Funds?                             20
    How do the fundamental investment restrictions of the Funds
    differ?                                                        20
    What are the risk factors associated with investments in the
    Funds?                                                         21


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                     TABLE OF CONTENTS (CONTINUED)

                                                                 PAGE

FURTHER INFORMATION ABOUT CAPITAL FUND                             24

FURTHER INFORMATION ABOUT LARGE CAP FUND                           24

VOTING INFORMATION                                                 24
    How many votes are necessary to approve the Plan?              24
    How do I ensure my vote is accurately recorded?                25
    Can I revoke my proxy?                                         25
    What other matters will be voted upon at the Meeting?          25
    Who is entitled to vote?                                       25
    What other solicitations will be made?                         25
    Are there dissenters' rights?                                  26

PRINCIPAL HOLDERS OF SHARES                                        26

GLOSSARY - USEFUL TERMS AND DEFINITIONS                            28

EXHIBITS TO PROSPECTUS/PROXY STATEMENT                             29

EXHIBIT A - AGREEMENT AND PLAN OF REORGANIZATION BETWEEN
FRANKLIN STRATEGIC SERIES, ON BEHALF OF FRANKLIN LARGE CAP
GROWTH FUND, AND FRANKLIN CAPITAL GROWTH FUND                     A-1

EXHIBIT B - PROSPECTUS OF FRANKLIN CAPITAL GROWTH FUND - CLASS A,
B, C & R
DATED NOVEMBER 1, 2002, AS SUPPLEMENTED JANUARY 1, 2003,
OR FRANKLIN CAPITAL GROWTH FUND - ADVISOR CLASS DATED
NOVEMBER 1, 2002, AS SUPPLEMENTED MARCH 15, 2003, AS APPLICABLE
(ENCLOSED)

EXHIBIT C - ANNUAL REPORT TO SHAREHOLDERS OF FRANKLIN CAPITAL
GROWTH FUND
DATED JUNE 30, 2002 (ENCLOSED)






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                    PROSPECTUS/PROXY STATEMENT
                       DATED MARCH 26, 2003
                   ACQUISITION OF THE ASSETS OF
                  FRANKLIN LARGE CAP GROWTH FUND
              (A SERIES OF FRANKLIN STRATEGIC SERIES)
                       ONE FRANKLIN PARKWAY
                 SAN MATEO, CALIFORNIA 94403-1906
                          (650) 312-2000

                 BY AND IN EXCHANGE FOR SHARES OF
                   FRANKLIN CAPITAL GROWTH FUND
                       ONE FRANKLIN PARKWAY
                 SAN MATEO, CALIFORNIA 94403-1906
                          (650) 312-2000

      This Prospectus/Proxy Statement solicits proxies to be voted at a Special Shareholders' Meeting (the "Meeting") of Franklin Large Cap Growth Fund ("Large Cap Fund"), which is a series of the Franklin Strategic Series ("Strategic Series"), to approve or disapprove an Agreement and Plan of Reorganization (the "Plan"). If shareholders of Large Cap Fund vote to approve the Plan, substantially all of the assets of Large Cap Fund will be acquired by Franklin Capital Growth Fund ("Capital Fund") in exchange for shares of Franklin Capital Growth Fund - Class A ("Capital Fund Class A shares"), Franklin Capital Growth Fund - Class B ("Capital Fund Class B shares"), Franklin Capital Growth Fund - Class C ("Capital Fund Class C shares"), Franklin Capital Growth Fund - Class R ("Capital Fund Class R shares") and
Franklin Capital Growth Fund - Advisor Class ("Capital Fund Advisor Class shares").

      The Meeting will be held at One Franklin Parkway, San Mateo, CA 94403 on May 22, 2003 at 10:00 a.m. Pacific time. The Board of Trustees of Strategic Series, on behalf of Large Cap Fund, is soliciting these proxies. This Prospectus/Proxy Statement will first be sent to shareholders on or about March 26, 2003.

      If Large Cap Fund shareholders vote to approve the Plan, you will receive Capital Fund Class A shares of equivalent aggregate net asset value ("NAV") to your investment in shares of Franklin Large Cap Growth Fund - Class A ("Large Cap Fund Class A shares"), Capital Fund Class B shares of equivalent aggregate NAV to your investment in shares of Franklin Large Cap Growth Fund - Class B ("Large Cap Fund Class B shares"), Capital Fund Class C shares of equivalent aggregate NAV to your investment in shares of Franklin Large Cap Growth Fund - Class C ("Large Cap Fund
Class C shares"), Capital Fund Class R shares of equivalent aggregate NAV to your investment in shares of Franklin Large Cap Growth Fund - Class R ("Large Cap Fund Class R shares") and Capital Fund Advisor Class shares of equivalent aggregate NAV to your investment in shares of Franklin Large Cap Growth Fund - Advisor Class ("Large Cap Fund Advisor Class shares"). Large Cap Fund will then be liquidated and dissolved.

      Both Large Cap Fund and Capital Fund (the "Funds") invest primarily in equity securities. The primary investment goals of the Funds are substantially the same. Capital Fund's primary goal is capital appreciation, whereas Large Cap Fund's goal is long-term capital appreciation. Capital Fund, however, has a secondary goal to provide current income return through the receipt of dividends or interest from its investments. Large Cap Fund does not have a secondary goal. Franklin Advisers, Inc. ("Advisers") serves as investment adviser to both Funds.

      This Prospectus/Proxy Statement gives the information about the proposed reorganization and Capital Fund that you should know before voting on the Plan. You should retain it for future reference. Additional information about Capital Fund and the proposed reorganization has been filed with the SEC and can be found in the following documents:

o The applicable Prospectus of Capital Fund - Class A, B, C & R dated November 1, 2002, as supplemented January 1, 2003, or Capital Fund - Advisor Class dated November 1, 2002, as supplemented March 15, 2003 (the "Capital Fund Prospectus") is attached to and considered a part of this Prospectus/Proxy Statement.

o The Annual Report to Shareholders of Capital Fund dated June 30, 2002, which contains financial and performance information for Capital Fund, is attached to and considered a part of this Prospectus/Proxy Statement.

o A Statement of Additional Information dated March 26, 2003 relating to this Prospectus/Proxy Statement has been filed with the SEC and is incorporated by reference into this Prospectus/Proxy Statement.

      You may request a free copy of the SAI relating to this Prospectus/Proxy Statement or any of the documents referred to above without charge by calling 1-800/DIAL-BEN(R) or by writing to Capital Fund or Strategic Series at P.O. Box 997151, Sacramento, CA 95899-9983.

      THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

      MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. MUTUAL FUND SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

                              SUMMARY

      This is only a summary of certain information contained in this Prospectus/Proxy Statement. You should read the more complete information in the rest of this Prospectus/Proxy Statement, including the Plan (attached as Exhibit A), the Capital Fund Prospectus (enclosed as Exhibit B) and the Annual Report to Shareholders of Capital Fund (enclosed as Exhibit C).

WHAT PROPOSAL AM I VOTING ON?

      At a meeting held on January 14, 2003, the Board of Trustees of Strategic Series, on behalf of Large Cap Fund, considered a proposal to merge Large Cap Fund into Capital Fund, approved the Plan and voted to recommend that shareholders of Large Cap Fund vote to approve the Plan. If shareholders of Large Cap Fund vote to approve the Plan, it will result in the transfer of substantially all of Large Cap Fund's assets to Capital Fund, in exchange for shares of Capital Fund of equivalent aggregate NAV. This means that, although the total value of your investment will be the same immediately before and after the exchange, the number of Capital Fund shares that you receive will likely be different than the number of Large Cap Fund shares you held. After shares of Capital Fund are distributed to Large Cap Fund shareholders, Large Cap Fund will be completely liquidated and dissolved. (The proposed transaction is referred to in this Prospectus/Proxy Statement as the "Transaction.") As a result of the Transaction, you will cease to be a shareholder of Large Cap Fund and will become a shareholder of Capital Fund. The exchange will occur on the closing date of the Transaction, which is the specific date on which the Transaction takes place.

      Your Class A, Class B, Class C, Class R or Advisor Class shares of Large Cap Fund will be exchanged for Class A, Class B,
Class C, Class R or Advisor Class shares of Capital Fund, respectively, of equivalent aggregate NAV.

      Advisers manages both Funds. The Funds have substantially the same primary investment goal and similar investment policies. For the reasons set forth in the "Reasons for the Transaction" section of this Prospectus/Proxy Statement, the Board of Trustees of Strategic Series, on behalf of Large Cap Fund, has determined that the Transaction is in the best interests of the shareholders of Large Cap Fund. The Board of Trustees of both Strategic Series and Capital Fund also concluded that no dilution in value would result to the shareholders of Large Cap Fund or Capital Fund as a result of the Transaction.

      It is expected that Large Cap Fund shareholders will not recognize any gain or loss for federal income tax purposes as a result of their exchange of shares for Capital Fund shares. You should, however, consult your tax advisor about state and local tax consequences. For more information about the tax consequences of the Transaction, please see the section "Information about the Transaction - WHAT ARE THE TAX CONSEQUENCES OF THE TRANSACTION?"

             THE BOARD OF TRUSTEES RECOMMENDS THAT YOU
                     VOTE TO APPROVE THE PLAN.

HOW WILL THE SHAREHOLDER VOTING BE HANDLED?

      Shareholders who own shares at the close of business on March 14, 2003 will be entitled to vote at the Meeting, and will be entitled to one vote for each full share and a fractional vote for each fractional share that they hold. To approve the Transaction, a majority of the shares of Large Cap Fund outstanding and entitled to vote must be voted in favor of the Plan.

      Please vote by proxy as soon as you receive this Prospectus/Proxy Statement. You may place your vote by completing and signing the enclosed proxy card or voting by telephone or over the Internet. If you vote by any of these three methods, the persons appointed as proxies will officially cast your votes at the Meeting.

      You can revoke your proxy or change your voting instructions at any time until the vote is taken at the Meeting. You may also attend the Meeting and cast your vote in person at the Meeting.
For more details about shareholder voting, see the "Voting
Information" section of this Prospectus/Proxy Statement.

              COMPARISONS OF SOME IMPORTANT FEATURES

HOW DO THE INVESTMENT GOALS, STRATEGIES AND POLICIES OF THE FUNDS COMPARE?

      Both Large Cap Fund and Capital Fund invest primarily in equity securities. The primary investment goals of the Funds are substantially the same. Capital Fund's primary goal is capital appreciation, whereas Large Cap Fund's goal is long-term capital appreciation. Capital Fund, however, has a secondary goal to provide current income return through the receipt of dividends or interest from its investments. Large Cap Fund does not have a secondary investment goal.

      Although both Large Cap Fund and Capital Fund focus on investments in equity securities, there are differences in the strategies pursued by each Fund.

      Unlike Capital Fund, Large Cap Fund normally invests at least 80% of its net assets in equity securities of large capitalization (share price multiplied by the number of common shares outstanding) growth companies. Capital Fund may invest in securities of companies of any size market capitalization, including a significant portion of its assets in companies falling within the small-cap (less than $1.5 billion) and mid-cap (less than $8 billion) ranges. Also, Large Cap Fund may invest up to 25% of its assets in foreign securities, while Capital Fund intends to invest no more than 15% of its total assets in securities of companies of developed foreign nations. Capital Fund does not presently intend to buy securities of issuers in developing nations.

      For more information about the investment goals and policies of Large Cap Fund and Capital Fund, please see the section
"Comparison of Investment Goals and Policies."

WHAT ARE THE RISKS OF AN INVESTMENT IN THE FUNDS?

      Investments in Capital Fund and Large Cap Fund involve risks common to most mutual funds. There is no guarantee against losses resulting from an investment in either Fund, or that either Fund will achieve its investment goals.

      Most of the risks associated with an investment in each Fund are similar and include stocks, sector and foreign securities. To the extent Capital Fund invests more of its assets in small-cap and debt securities than Large Cap Fund, Capital Fund may have more exposure to risks associated with investments in those securities.

      For more information about the risks of the Funds, see the section "What are the risk factors associated with investments in the Funds?" under the heading "Comparison of Investment Goals and Policies."

WHO MANAGES THE FUNDS?

      The management of the business and affairs of the Funds is the responsibility of the Board of Trustees of Strategic Series (in the case of Large Cap Fund) and the Board of Trustees of Capital Fund. Each Fund is an open-end, registered management investment company, commonly referred to as a "mutual fund." Strategic Series was organized as a Delaware statutory trust on January 25, 1991 and is registered with the SEC. Capital Fund was previously organized as a California corporation on August 30, 1984, and was reorganized on August 10, 2000 as a Delaware statutory trust created on March 21, 2000. Capital Fund also is registered with the SEC. Prior to May 1, 2002, Capital Fund was known as Franklin Growth and Income Fund.

      Advisers is the investment manager of both Large Cap and Capital Funds. Advisers is a wholly owned subsidiary of Resources. Resources is a publicly owned company engaged in various aspects of the financial services industry through its subsidiaries. Together, Advisers and its affiliates serve as investment manager or administrator to 50 registered investment companies, with approximately 147 U.S.-based funds or series. They have over $254 billion in combined assets under management for more than 5 million U.S.-based mutual fund shareholder and other accounts. The principal shareholders of Resources are Charles B. Johnson and Rupert H. Johnson, Jr.

      The team responsible for Capital Fund's day-to-day management is:

      SERENA PERIN VINTON CFA, VICE PRESIDENT OF ADVISERS
      Ms. Vinton has been a manager of the Fund since 1996. She joined Franklin Templeton Investments in 1991.

      EDWARD D. PERKS CFA, VICE PRESIDENT of Advisers
      Mr. Perks has been a manager of the Fund since 2000. He joined Franklin Templeton Investments in 1992.

      CONRAD B. HERRMANN CFA, SENIOR VICE PRESIDENT OF ADVISERS
      Mr. Herrmann has been a manager of the Fund since 1993. He joined Franklin Templeton Investments in 1989.

      The team responsible for Large Cap Fund's day-to-day management is:

      SERENA PERIN VINTON CFA, VICE PRESIDENT OF ADVISERS
      Ms. Vinton has been a manager of the Fund since 2002. She joined Franklin Templeton Investments in 1991.

      EDWARD B. JAMIESON, EXECUTIVE VICE PRESIDENT OF ADVISERS
      Mr. Jamieson has been a manager of the Fund since its inception. He joined Franklin Templeton Investments in 1987.

      MATT MOBERG CPA, PORTFOLIO MANAGER OF ADVISERS
      Mr. Moberg has been a manager of the Fund since 2000. He joined Franklin Templeton Investments in 1998.

      Capital Fund has a management agreement with Advisers under which Advisers receives a management fee based on the schedule below:

------------------------------------------------------
ANNUAL RATE     NET ASSETS
------------------------------------------------------
0.625%          First $100 million
0.500%          Over $100-250 million
0.450%          Over $250 million
------------------------------------------------------

      Large Cap Fund also has a management agreement with Advisers under which Advisers receives a management fee based on the schedule below:
------------------------------------------------------
ANNUAL RATE     NET ASSETS
------------------------------------------------------
0.500%          First $500 million
0.400%          Over $500 million -1 billion
0.350%          Over $1 -1.5 billion
0.300%          Over $1.5-6.5 billion
0.275%          Over $6.5-11.5 billion
0.250%          Over $11.5-16.5 billion
0.240%          Over $16.5-19 billion
0.230%          Over $19- 21.5 billion
0.220%          Over $21.5 billion
------------------------------------------------------

    For Capital Fund, Advisers pays an administration fee to FT
Services equal to:

------------------------------------------------------
ANNUAL RATE     AVERAGE DAILY NET ASSETS
------------------------------------------------------
0.150%          First $200 million
0.135%          Over $200-700 million
0.100%          Over $700 million-1.2 billion
0.075%          Over $1.2 billion
------------------------------------------------------

    Large Cap Fund pays an administration fee directly to FT
Services equal to:

------------------------------------------------------
ANNUAL RATE     AVERAGE DAILY NET ASSETS
------------------------------------------------------
0.200%          All assets
------------------------------------------------------

WHAT ARE THE FEES AND EXPENSES OF EACH OF THE FUNDS AND WHAT
MIGHT THEY BE AFTER THE TRANSACTION?

      The table below describes the fees and expenses of the Funds for the 12-month period ended December 31, 2002.

                           FEE TABLE FOR
                  LARGE CAP FUND AND CAPITAL FUND


                                           ACTUAL+                PROJECTED++
                                          -----------------------------------
                                                                  CAPITAL
                                                                   FUND-
                                          LARGE CAP  CAPITAL      CLASS A
                                            FUND-     FUND-        AFTER
                                           CLASS A   CLASS A    TRANSACTION
                                          -----------------------------------
SHAREHOLDER TRANSACTION EXPENSES*
 Maximum Sales Charge (Load)
 (as a percentage of Offering Price)        5.75%     5.75%        5.75%
   Load imposed on purchases                5.75%     5.75%        5.75%
   Maximum deferred sales charge             None      None         None
   (Load)/1
 Exchange Fee (per transaction)              None      None         None

ANNUAL FUND OPERATING EXPENSES
(as percentage of average net assets)
 Management Fees                            0.47%     0.48%/2      0.46%
 Distribution and service (12b-1) Fees      0.35%     0.25%        0.25%
 Other Expenses                             0.72%     0.29%        0.31%
                                          -----------------------------------
 Total Annual Fund Operating Expenses       1.54%     1.02%/2      1.02%
                                          ===================================
 Management Fee Reduction                   0.00%    -0.03%/2     -0.02%
                                          ===================================
 Net Annual Fund Operating Expenses         1.54%     0.99%/2      1.00%
                                          ===================================

                                                 ACTUAL+
                                               PROJECTED++
                                          -----------------------------------
                                                                  CAPITAL
                                                                   FUND-
                                          LARGE CAP  CAPITAL      CLASS B
                                            FUND-     FUND-        AFTER
                                           CLASS B   CLASS B    TRANSACTION
                                          -----------------------------------
SHAREHOLDER TRANSACTION EXPENSES*
 Maximum Sales Charge (Load)
 (as a percentage of Offering Price)        4.00%     4.00%        4.00%
   Load imposed on purchases                None       None         None
   Maximum deferred sales charge            4.00%     4.00%        4.00%
   (Load)/3
 Exchange Fee (per transaction)             None       None        None

ANNUAL FUND OPERATING EXPENSES
(as percentage of average net assets)
 Management Fees                            0.47%     0.48%/2      0.46%
 Distribution and service (12b-1) Fees      1.00%     1.00%        1.00%
 Other Expenses                             0.72%     0.29%        0.31%
                                          -----------------------------------
 Total Annual Fund Operating Expenses       2.19%     1.77%/2      1.77%
                                          ===================================
 Management Fee Reduction                   0.00%    -0.03%/2     -0.02%
                                          ===================================
 Net Annual Fund Operating Expenses         2.19%     1.74%/2      1.75%
                                          ===================================

                                           ACTUAL+                PROJECTED++
                                          -----------------------------------
                                                                  CAPITAL
                                                                   FUND-
                                          LARGE CAP  CAPITAL      CLASS C
                                            FUND-     FUND-        AFTER
                                           CLASS C   CLASS C    TRANSACTION
                                          -----------------------------------
SHAREHOLDER TRANSACTION EXPENSES*
 Maximum Sales Charge (Load)
 (as a percentage of Offering Price)        1.99%     1.99%        1.99%
   Load imposed on purchases                1.00%     1.00%        1.00%
   Maximum deferred sales charge            0.99%     0.99%        0.99%
   (Load)/4
 Exchange Fee (per transaction)             None       None         None

ANNUAL FUND OPERATING EXPENSES
(as percentage of average net assets)
 Management Fees                            0.47%     0.48%/2      0.46%
 Distribution and service (12b-1) Fees      0.99%     0.98%        0.98%
 Other Expenses                             0.72%     0.29%        0.31%
                                          -----------------------------------
 Total Annual Fund Operating Expenses       2.18%     1.75%/2      1.75%
                                          ===================================
 Management Fee Reduction                   0.00%    -0.03%/2     -0.02%
                                          ===================================
 Net Annual Fund Operating Expenses         2.18%     1.72%/2      1.73%
                                          ===================================

                                          ACTUAL+                 PROJECTED++
                                          -----------------------------------
                                                                  CAPITAL
                                                                   FUND-
                                          LARGE CAP  CAPITAL      CLASS R
                                            FUND-     FUND-        AFTER
                                           CLASS R   CLASS R    TRANSACTION
                                          -----------------------------------
SHAREHOLDER TRANSACTION EXPENSES*
 Maximum Sales Charge (Load)
 (as a percentage of Offering Price)        1.00%     1.00%        1.00%
   Load imposed on purchases                 None      None         None
   Maximum deferred sales charge            1.00%     1.00%        1.00%
   (Load)
 Exchange Fee (per transaction)              None      None         None

ANNUAL FUND OPERATING EXPENSES
(as percentage of average net assets)
 Management Fees                            0.47%     0.48%/2      0.46%
 Distribution and service (12b-1) Fees      0.50%     0.50%        0.50%
 Other Expenses                             0.72%     0.29%        0.31%
                                          -----------------------------------
 Total Annual Fund Operating Expenses       1.69%     1.27%/2       1.27%
                                          ===================================
 Management Fee Reduction                   0.00%    -0.03%/2      -0.02%
                                          ===================================
 Net Annual Fund Operating Expenses         1.69%     1.24%/2       1.25%
                                          ===================================

                                          ACTUAL+                 PROJECTED++
                                          -----------------------------------
                                                                  CAPITAL
                                                                   FUND-
                                          LARGE CAP  CAPITAL      ADVISOR
                                            FUND-     FUND-        CLASS
                                           ADVISOR   ADVISOR       AFTER
                                            CLASS     CLASS     TRANSACTION
                                          -----------------------------------
SHAREHOLDER TRANSACTION EXPENSES*
 Maximum Sales Charge (Load)
 (as a percentage of Offering Price)        None       None        None
 Exchange Fee (per transaction)             None       None        None

ANNUAL FUND OPERATING EXPENSES
(as percentage of average net assets)
 Management Fees                            0.47%     0.48%2       0.46%
 Distribution and service (12b-1) Fees      None       None        None
 Other Expenses                             0.72%     0.29%        0.31%
                                          -----------------------------------
 Total Annual Fund Operating Expenses       1.19%     0.77%2       0.77%
                                          -----------------------------------
 Management Fee Reduction                   0.00%    -0.03%2      -0.02%
                                          -----------------------------------
 Net Annual Fund Operating Expenses         1.19%     0.74%2       0.75%
                                          ===================================

+ Information for Large Cap Fund and Capital Fund is provided for the 12-month period ended December 31, 2002.
++ Projected expenses are based on anticipated Capital Fund Class
   A, Class B, Class C, Class R and Advisor Class expenses.
* If your transaction is processed through your Securities Dealer, you may be charged a fee by your Securities Dealer for this service.
1. There is a 1% contingent deferred sales charge (CDSC) that applies to investments of $1 million or more.
2. Advisers had agreed in advance to reduce its fee to reflect reduced services resulting from Capital Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission. With this reduction, management fees were 0.45%.
3. Declines to zero after six years.
4. This is equivalent to a charge of 1% based on net asset value.


EXAMPLE

      This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o     You invest $10,000 for the periods shown;
o     Your investment has a 5% return each year;
o     The Fund's operating expenses remain the same; and
o     You sell your shares at the end of the periods shown.

      Although your actual costs may be higher or lower, based on these assumptions your costs would be:

CLASS A                         1 YEAR/1  3 YEARS  5 YEARS  10 YEARS
--------                        --------  -------  -------  ---------
Large Cap Fund                   $723     $1,033   $1,366   $2,304
Capital Fund                     $670      $872    $1,091   $1,718
Projected Capital Fund -
(after Transaction)              $671      $875    $1,096   $1,729

CLASS B                         1 YEAR    3 YEARS  5 YEARS  10 YEARS/2
--------                        --------  -------  -------  ----------
Large Cap Fund                   $622      $985    $1,375   $2,359
Capital Fund                     $577      $848    $1,144   $1,853
Projected Capital Fund -
(after Transaction)              $578      $851    $1,149   $1,864

CLASS C                         1 YEAR    3 YEARS  5 YEARS  10 YEARS
--------                        --------  -------  -------  ----------
Large Cap Fund                   $418      $775    $1,258   $2,588
Capital Fund                     $372      $636    $1,024   $2,110
Projected Capital Fund -
(after Transaction)              $373      $639    $1,029   $2,121

CLASS R                         1 YEAR    3 YEARS  5 YEARS  10 YEARS
--------                        --------  -------  -------  ----------
Large Cap Fund                   $272      $533     $918    $1,998
Capital Fund                     $226      $393     $681    $1,500
Projected Capital Fund -
(after Transaction)              $227      $397     $686    $1,511

ADVISOR CLASS                   1 YEAR    3 YEARS  5 YEARS  10 YEARS
-------------                   --------  -------- -------  ----------
Large Cap Fund                   $121      $378     $654    $1,443
Capital Fund                      $76      $237     $411     $918
Projected Capital Fund -
(after Transaction)               $77      $240     $417     $930

   If you do not sell your shares:

CLASS B                         1 YEAR    3 YEARS  5 YEARS  10 YEARS/2
--------                        --------  -------- -------  ----------
Large Cap Fund                   $222      $685    $1,175   $2,359
Capital Fund                     $177      $548     $944    $1,853
Projected Capital Fund -
(after Transaction)              $178      $551     $949    $1,864

CLASS C                         1 YEAR    3 YEARS  5 YEARS  10 YEARS
--------                        --------  -------- -------  ----------
Large Cap Fund                   $319      $775    $1,258   $2,588
Capital Fund                     $273      $636    $1,024   $2,110
Projected Capital Fund -
(after Transaction)              $274      $639    $1,029   $2,121

CLASS R                         1 YEAR    3 YEARS  5 YEARS  10 YEARS
--------                        --------  -------- -------  --------
Large Cap Fund                   $172      $533     $918    $1,998
Capital Fund                     $126      $393     $681    $1,500
Projected Capital Fund -
(after Transaction)              $127      $397     $686    $1,511

1. Assumes a CDSC will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

HOW DO THE PERFORMANCE RECORDS OF THE FUNDS COMPARE?

   The performance of the Funds as of December 31, 2002, is shown below:

      AVERAGE ANNUAL TOTAL RETURNS/1

--------------------------------------------------------------------------------

CLASS A                                  1 YEAR   5 YEARS  10 YEARS
--------------------------------------------------------------------------------
Capital Fund/2
Return Before Taxes                     -29.72%   -1.29%     7.57%
Return After Taxes on Distributions     -29.72%   -2.18%     5.48%
Return After Taxes on Distributions
and Sale of Fund Shares                 -18.25%   -0.97%     5.54%

                                                 SINCE
                                                 INCEPTION
                                         1 YEAR  (06/07/99)
--------------------------------------------------------------------------------
Large Cap Fund
Return Before Taxes                     -33.01%  -11.00%
Return After Taxes on Distributions     -33.01%  -11.03%
Return After Taxes on Distributions
and Sale of Fund Shares                 -20.27%   -8.52%
--------------------------------------------------------------------------------

                                                   SINCE
                                                 INCEPTION
CLASS B                                  1 YEAR  (1/1/99)
--------------------------------------------------------------------------------
Capital Fund                            -29.00%   -4.60%

                                                 SINCE
                                                 INCEPTION
                                         1 YEAR  (06/07/99)
--------------------------------------------------------------------------------
Large Cap Fund                          -32.12%  -10.86%
--------------------------------------------------------------------------------

                                                             SINCE
                                                           INCEPTION
CLASS C                                  1 YEAR   5 YEARS   (5/1/95)
--------------------------------------------------------------------------------
Capital Fund                            -27.44%   -1.08%     7.53%

                                                 SINCE
                                                 INCEPTION
                                         1 YEAR  (06/07/99)
--------------------------------------------------------------------------------
Large Cap Fund                          -30.72%  -10.35%
--------------------------------------------------------------------------------

CLASS R                                  1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Capital Fund/2,3                        -26.32%   -0.39%     7.78%

                                                 SINCE
                                                 INCEPTION
                                         1 YEAR  (06/07/99)
--------------------------------------------------------------------------------
Large Cap Fund/2,3                      -29.63%   -9.62%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ADVISOR CLASS                            1 YEAR   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
Capital Fund/4                          -25.22%    0.15%     8.50%

                                                 SINCE
                                                 INCEPTION
                                         1 YEAR  (06/07/99)
--------------------------------------------------------------------------------
Large Cap Fund                          -28.64%   -9.23%
--------------------------------------------------------------------------------

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. Each Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

1. Figures reflect sales charges, if any. All performance assumes reinvestment of dividends and capital gains.
2. On May 1, 1994, Class A for Capital Fund implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Effective January 1, 2002, each Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.
4. Effective January 1, 1997, Capital Fund began offering
   Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 1, 1997, a restated figure is used based upon Capital Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after January 1, 1997, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

WHERE CAN I FIND MORE FINANCIAL INFORMATION ABOUT THE FUNDS?

      The Capital Fund Prospectus (enclosed as Exhibit B) and the current Annual Report to Shareholders (enclosed as Exhibit C) contain additional financial information about Capital Fund. The Annual Report to Shareholders of Capital Fund also has discussions of Capital Fund's performance during the fiscal year ended June 30, 2002. Also, the current Semi-Annual Report to Shareholders of Capital Fund contains more financial information about Capital Fund as well as discussion of Franklin Fund's performance during the six month period ended December 31, 2002.

      The Large Cap Fund Prospectus, as well as the Annual Report and Semi-Annual Report to Shareholders for Large Cap Fund, contain more financial information about Large Cap Fund. These documents are available free of charge upon request (see the section "Information About Large Cap Fund").

    The financial highlights for Capital Fund have been audited by PricewaterhouseCoopers LLP for the five years ended June 30, 2002.

                       FINANCIAL HIGHLIGHTS
                   FRANKLIN CAPITAL GROWTH FUND

                             SIX MONTHS
                               ENDED
                             DECEMBER 31,           YEAR ENDED JUNE 30,
--------------------------------------------------------------------------------
CLASS A                        2002    2002    2001     2000     1999    1998
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning     8.95   12.04   17.00   11.67     10.99    10.16
of period                    ---------------------------------------------------
  Net investment income/1       .02     .04     .04     .01       .06      .05
  Net realized and
  unrealized gains (losses)    (.94)  (3.05)  (3.95)   5.90      1.25     2.08
                             ---------------------------------------------------
Total from investment          (.92)  (3.01)  (3.91)   5.91      1.31     2.13
operations                   ---------------------------------------------------
  Distributions from net
  investment income             --     (.02)   (.03)   (.01)     (.05)    (.05)
  Distributions from net
  realized gains                --     (.05)  (1.02)   (.57)     (.58)   (1.25)
  Tax return of capital         --     (.01)    --       --       --      --
                             --------------------------------------------------
Total distributions             --     (.08)  (1.05)   (.58)     (.63)   (1.30)
                             ---------------------------------------------------
Net asset value, end of        8.03    8.95   12.04   17.00     11.67    10.99
period                       ===================================================
Total return (%)/2           (10.28) (25.16) (23.79)  52.09     13.01    22.43

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period    748,041  855,624 1,058,401,165,175708,607  613,835
($ x 1,000)
Ratios to average net
assets: (%)
  Expenses                     1.02/3   .94     .90     .91       .92      .90
  Net investment income         .49/3   .34     .28     .06       .57      .48
Portfolio turnover rate (%)   25.08   54.28   46.19   49.30     45.99    38.00

                             SIX MONTHS
                               ENDED
                             DECEMBER 31,           YEAR ENDED JUNE 30,
------------------------------------------------------------------------
CLASS B                        2002    2002    2001     2000    1999/4
------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning     8.74    11.82   16.78   11.61    10.39
of period
                             -------------------------------------------
  Net investment loss/1        (.01)    (.04)   (.06)   (.10)    (.01)
  Net realized and
  unrealized gains (losses)    (.92)   (2.99)  (3.88)   5.84     1.28
                             -------------------------------------------
Total from investment          (.93)   (3.03)  (3.94)   5.74     1.27
operations                   -------------------------------------------
  Distributions from net
  investment income             --      --      --       --      (.05)
  Distributions from net
  realized gains                --      (.05)  (1.02)   (.57)      --
                             -------------------------------------------
Total distributions             --      (.05)  (1.02)   (.57)    (.05)
                             -------------------------------------------
Net asset value, end of        7.81     8.74   11.82   16.78    11.61
period
                             ===========================================
Total return (%)/2            (10.64)  (25.73) (24.29)  50.90    12.23

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period     41,976  44,041  31,390   15,229   1,276
($ x 1,000)
Ratios to average net
assets: (%)
  Expenses                     1.76/3    1.69    1.65   1.67     1.56/3
  Net investment loss          (.25)/3   (.44)   (.47)  (.65)    (.32)/3
Portfolio turnover rate (%)   25.08    54.28   46.19   49.30    45.99

                             SIX MONTHS
                               ENDED
                             DECEMBER 31,           YEAR ENDED JUNE 30,
-------------------------------------------------------------------------------
CLASS C                        2002    2002    2001     2000     1999    1998
-------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning    8.66    11.70   16.65   11.52    10.91   10.12
of period
                             --------------------------------------------------
  Net investment loss/1       (.01)    (.04)   (.07)   (.10)    (.02)   (.01)
  Net realized and
unrealized                    (.91)   (2.95)  (3.86)   5.80     1.23    2.05
  gains (losses)
                             --------------------------------------------------
Total from investment         (.92)   (2.99)  (3.93)   5.70     1.21    2.04
operations
                             --------------------------------------------------
  Distributions from net
  investment income             --      --      --       --     (.02)     --
  Distributions from net
  realized gains                --     (.05)  (1.02)   (.57)    (.58)  (1.25)
                             --------------------------------------------------
Total distributions             --     (.05)  (1.02)   (.57)    (.60)  (1.25)
                             --------------------------------------------------
Net asset value, end of       7.74     8.66   11.70   16.65    11.52   10.91
period                       ==================================================
Total return (%)/2          (10.62)  (25.65) (24.38)  50.86    12.11   21.47

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period    116,008  137,117 183,163 181,087   87,057  35,717
($ x 1,000)
Ratios to average net
assets: (%)
  Expenses                    1.75/3   1.68    1.65    1.67     1.68    1.69
  Net investment loss         (.24)/3  (.40)   (.47)   (.69)    (.25)   (.28)
Portfolio turnover rate (%)  25.08    54.28   46.19   49.30    45.99   38.00


                             SIX MONTHS     PERIOD
                               ENDED   ENDED
                             DECEMBER 31,  JUNE 30,
---------------------------------------------------
CLASS R                        2002    2002/5
---------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning     8.94    10.79
of period
  Net investment income/1       .01       --
  Net realized losses          (.94)   (1.84)
                             ------------------
Total from investment          (.93)   (1.84)
operations                   ------------------
  Distributions from net
  investment income             --      (.01)/6
                             ------------------
Net asset value, end of        8.01     8.94
period                       ==================
Total return (%)/2           (10.40)  (17.09)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period     9,364    3,524
($ x 1,000)
Ratios to average net
assets: (%)
  Expenses                     1.27/3   1.19/3
  Net investment loss           .24/3   (.08)/3
Portfolio turnover rate (%)   25.08    54.28

                            SIX MONTHS
                              ENDED
                            DECEMBER 31,             YEAR ENDED
JUNE 30,
--------------------------------------------------------------------------------
ADVISOR CLASS                 2002    2002     2001     2000     1999     1998
--------------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning    8.98    12.07   17.04    11.68    11.00    10.17
of period                    ---------------------------------------------------
  Net investment income/1      .03      .06     .07      .04      .08      .07
  Net realized and
  unrealized                  (.94)   (3.05)  (3.95)    5.91     1.25     2.08
  gains (losses)             ---------------------------------------------------
Total from investment         (.91)   (2.99)  (3.88)    5.95     1.33     2.15
operations                   ---------------------------------------------------
  Distributions from net
  investment income            --      (.04)   (.07)    (.02)    (.07)    (.07)
  Distributions from net
  realized gains               --      (.05)  (1.02)    (.57)    (.58)   (1.25)
  Tax return of capital        --      (.01)     --       --       --       --
                             ---------------------------------------------------
Total distributions            --      (.10)  (1.09)    (.59)    (.65)   (1.32)
                             ---------------------------------------------------
Net asset value, end of       8.07     8.98   12.07    17.04    11.68    11.00
period                      ===================================================
Total return (%)            (10.13) (24.95)  (23.59)   52.52    13.22    22.61

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period    46,206  43,422   45,139   12,603   7,327    16,911
($x 1,000)
Ratios to average net
assets: (%)
  Expenses                     .77/3    .69     .65      .67      .70      .69
  Net investment income        .74/3    .58     .55      .30      .80      .71
Portfolio turnover rate (%)  25.08    54.28   46.19    49.30    45.99    38.00

1. Based on average shares outstanding effective year ended June
   30, 1999.
2. Total return does not include sales charges, and is not annualized.
3. Annualized.
4. For the period January 1, 1999 (effective date) to June 30, 1999 for Class B.
5. For the period January 1, 2002 (effective date) to June 30,
   2002 for Class R.
6. Includes distributions from tax return of capital in the amount of $.002.

WHAT ARE OTHER KEY FEATURES OF THE FUNDS?

      The Funds use the same service providers for the following services:

      CUSTODY SERVICES. Bank of New York, Mutual Funds Division,
100 Church Street, New York, NY 10286, acts as the custodian of the securities and other assets of Large Cap Fund and Capital
Fund.

      TRANSFER AGENCY SERVICES. Investor Services, a wholly owned subsidiary of Resources, is the shareholder servicing agent and acts as the transfer agent and dividend-paying agent for Large
Cap Fund and Capital Fund.

      ADMINISTRATIVE SERVICES. FT Services, a wholly owned subsidiary of Resources, provides certain administrative facilities and services to Capital Fund and Large Cap Fund under the same terms and conditions.

      DISTRIBUTION SERVICES. Distributors acts as the principal underwriter in the continuous public offering of the Funds' shares under the same terms and conditions for the Funds.

      DISTRIBUTION AND SERVICE (12B-1) FEES. Both Funds have distribution or Rule 12b-1 plans. Under each plan, the Fund may pay Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses may include, among others, distribution or service fees paid to Securities Dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates; a prorated portion of Distributors' overhead expenses; and the expenses of printing prospectuses and reports used for sales purposes, and preparing and distributing sales literature and advertisements. The 12b-1 fees charged to each class are based only on the fees attributable to that particular class.

      Capital Fund's Class A plan may pay up to 0.25% per year of Class A's average daily net assets, whereas Large Cap Fund's Class A plan may pay up to 0.35% per year of Class A's average daily net assets. Each of Capital Fund and Large Cap Fund's
Class B and Class C plans may pay up to 1.00% per year of Class B and Class C's average daily net assets, out of which 0.25% may be paid for services to shareholders. Each Fund's Class R plan may pay up to 0.50% per year of Class R's average daily net assets. Neither Fund's Advisor Class has a 12b-1 plan.

      For more information regarding Capital Fund's Rule 12b-1 plans, please see "The Underwriter - Distribution and service
(12b-1) fees" in its current SAI dated November 1, 2002.

      PURCHASES AND REDEMPTIONS. The maximum front-end sales charge imposed on purchases of Class A shares of Capital Fund and Large Cap Fund is 5.75% with reduced charges for purchases of $50,000 or more and no front-end sales charges for purchases of $1 million or more. The maximum sales charge imposed on purchases of Class C shares of Capital Fund and Large Cap Fund is 1.00%. Advisor Class shares do not have any sales charges. Each Fund generally requires a minimum initial investment of $1,000 and subsequent investments of at least $50.

      You may sell (redeem) your shares at any time. Shares of each Fund also may be exchanged for shares of other Franklin Templeton Funds, subject to certain limitations, as provided in the prospectus of the respective Franklin Templeton Fund. Because an exchange is technically a sale and a purchase of shares, an exchange is a taxable transaction.

      Shares of each Fund may be redeemed at its applicable NAV per share. However, redemptions of Class A shares that were purchased in amounts of $1,000,000 or more generally are subject to a 1% Contingent Deferred Sales Charge (CDSC) on shares you sell within 18 months of purchase. There is also a 1% CDSC on any Class C and Class R shares you sell within 18 months of purchase. For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below:

    IF YOU SELL YOUR CLASS B SHARES               THIS % IS DEDUCTED FROM
    WITHIN THIS MANY YEARS AFTER BUYING THEM      YOUR PROCEEDS AS A CDSC
    -------------------------------------------------------------------
    1 Year                                            4
    2 Years                                           4
    3 Years                                           3
    4 Years                                           3
    5 Years                                           2
    6 Years                                           1
    7 Years                                           0

      The CDSC for each Fund's Class B, Class C and Class R shares is waived in certain circumstances. Capital Fund shares acquired by Large Cap Fund shareholders as a result of this Transaction are subject to a CDSC to the same extent that Large Cap Fund shares were subject to a CDSC.

      Additional information and specific instructions explaining how to buy, sell, and exchange shares of Capital Fund are outlined in the Capital Fund Prospectus under the heading "Your Account." The accompanying Capital Fund Prospectus also lists phone numbers for you to call if you have any questions about your account under the heading "Questions." These instructions and phone numbers are the same for each Fund.

      DIVIDENDS AND DISTRIBUTIONS. Each Fund intends to pay an income dividend from its net investment income at least annually. Each Fund pays capital gains, if any, at least annually to its shareholders. The amount of any distributions will vary, and there is no guarantee a fund will pay either income dividends or capital gain distributions.

      The tax implications of an investment in each Fund are generally the same. For more information about the tax implications of investments in Capital Fund, see the enclosed
Capital Fund Prospectus under the heading "Distributions and Taxes."

                    REASONS FOR THE TRANSACTION

      The Board of Trustees of Strategic Series ("Strategic Series Board"), on behalf of Large Cap Fund, has recommended the acquisition of substantially all of the assets of Large Cap Fund by Capital Fund in exchange for shares of Capital Fund and the distribution of such shares to the shareholders of Large Cap Fund in complete liquidation and dissolution of Large Cap Fund (the "Transaction") in order to combine Large Cap Fund with a larger fund that has substantially the same primary goal and similar investment policies.

      A meeting of the Strategic Series Board was held on January 14, 2003 to consider the proposed Transaction. The Strategic Series Board requested and received from Advisers written materials containing relevant information about Capital Fund and the proposed Transaction, including fee and expense information on an actual and future estimated basis, and comparative performance data.

      The Strategic Series Board considered the potential benefits and costs of the Transaction to shareholders of Large Cap Fund. The Strategic Series Board reviewed information about: (1) the investment objectives and policies of Capital Fund; (2) the portfolio management of Capital Fund; (3) the compatibility of the investment goals, policies, restrictions and investments of Large Cap Fund with those of Capital Fund; (4) the comparative short-term and long-term investment performance of Capital Fund and Large Cap Fund; (5) the current expense ratios of Capital
Fund and Large Cap Fund; (6) the expenses related to the Transaction; and (7) the tax consequences of the Transaction.

      The Strategic Series Board also considered that: (a) the investment advisory fee for Capital Fund was lower than such fee for Large Cap Fund; (b) the expenses for shareholders in the combined fund will be lower than those currently paid by Large Cap Fund shareholders; (c) the relatively small asset size of Large Cap Fund had prevented it from realizing significant economies of scale in reducing its expense ratio; and (d) based on Large Cap Fund's historical asset growth, its assets were unlikely to grow sufficiently in the foreseeable future to result in significant economies of scale.

      Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Strategic Series Board, including all of the Trustees who are not interested persons of Large Cap Fund, concluded that the Transaction is in the best interests of the shareholders of Large Cap Fund and that no dilution of value would result to the shareholders of Large Cap Fund from the Transaction. It approved the Plan and recommended that shareholders of Large Cap Fund vote to approve the Transaction.

      The Board of Trustees of Capital Fund also concluded that the Transaction is in the best interests of the shareholders of Capital Fund and that no dilution of value would result to the shareholders of Capital Fund from the Transaction.

      FOR THE REASONS DISCUSSED ABOVE, THE BOARD OF TRUSTEES
UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE PLAN.

                 INFORMATION ABOUT THE TRANSACTION

This is only a summary of the Plan. You should read the actual
Plan. It is attached as Exhibit A.

HOW WILL THE TRANSACTION BE CARRIED OUT?

      If the shareholders of Large Cap Fund approve the Plan, the Transaction will take place after various conditions are satisfied, including the preparation of certain documents. Strategic Series and Capital Fund will determine a specific date, called the "closing date," for the actual Transaction to take place. If the shareholders of Large Cap Fund do not approve the Plan, the Transaction will not take place.

      Until the close of business on the day of the Meeting, you may continue to add to your existing account subject to your applicable minimum additional investment amount or buy additional shares through the reinvestment of dividend and capital gain distributions. If shareholders of Large Cap Fund approve the Plan at the Meeting, shares of Large Cap Fund will no longer be offered for sale to existing shareholders, except for the reinvestment of dividend and capital gain distributions or through established automatic investment plans.

      If the shareholders of Large Cap Fund approve the Plan, Large Cap Fund will transfer substantially all of its assets on the closing date, which is scheduled for June 5, 2003, or such other later date as Strategic Series and Capital Fund may agree, to Capital Fund. In exchange, Capital Fund will issue shares of Capital Fund that have an aggregate NAV equal to the dollar value of the assets delivered to Capital Fund. Strategic Series will distribute the Capital Fund shares it receives to the shareholders of Large Cap Fund. Each shareholder of Large Cap Fund will receive a number of Capital Fund shares of the same class and with an aggregate NAV equal to the aggregate NAV of his or her shares of Large Cap Fund. The stock transfer books of Large Cap Fund will be permanently closed as of 1:00 p.m. Pacific time on the closing date. Large Cap Fund will only accept requests for redemptions received in proper form before 1:00 p.m. Pacific time on the closing date. Requests received after that time will be considered requests to redeem shares of Capital Fund. As soon as is reasonably practicable after the transfer of its assets, Large Cap Fund will pay or make provision for payment of all its liabilities. Large Cap Fund will then terminate its existence as a separate series of Strategic Series.

      To the extent permitted by law, Strategic Series and Capital Fund may agree to amend the Plan without shareholder approval. If any amendment is made to the Plan that would have a material adverse effect on shareholders, such change will be submitted to the affected shareholders for their approval.

      Each of Strategic Series and Capital Fund has made representations and warranties in the Plan that are customary in matters such as the Transaction. The obligations of Strategic Series and Capital Fund under the Plan with respect to Large Cap Fund or Capital Fund are subject to various conditions, including:

[] Capital Fund's Registration Statement on Form N-14 under the Securities Act of 1933 shall have been filed with the SEC and such Registration Statement shall have become effective, and no stop-order suspending the effectiveness of the Registration Statement shall have been issued, and no proceeding for that purpose shall have been initiated or threatened by the SEC (and not withdrawn or terminated);

[] the shareholders of Large Cap Fund shall have approved the Transaction; and

[] Strategic Series and Capital Fund shall have received the tax opinion described below that the consummation of the Transaction will not result in the recognition of gain or loss for federal income tax purposes for Large Cap Fund, Capital Fund or their shareholders.

      If Strategic Series and Capital Fund agree, the Plan may be terminated or abandoned at any time before or, to the extent permitted by law, after the approval of the shareholders of Large
Cap Fund.

WHO WILL PAY THE EXPENSES OF THE TRANSACTION?

      The expenses resulting from the Transaction, including the costs of the proxy solicitation, are estimated to be $110,396, of which Large Cap Fund and Capital Fund each will pay $27,599. Advisers, as investment manager to both Funds, will pay $55,198.

WHAT ARE THE TAX CONSEQUENCES OF THE TRANSACTION?

      The Transaction is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended. Based on certain assumptions and representations received from Strategic Series, on behalf of Large Cap Fund, and Capital Fund, it is the opinion of Stradley, Ronon, Stevens & Young, LLP, counsel to both Funds, that shareholders of Large Cap Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares of Large Cap Fund for shares of Capital Fund and that neither Capital Fund nor its shareholders will recognize any gain or loss upon Capital Fund's receipt of the assets of Large Cap Fund.

      After the Transaction, you will continue to be responsible for tracking the purchase cost and holding period of your shares. You should consult your tax advisor regarding the effect, if any, of the Transaction in light of your particular circumstances. You should also consult your tax advisor regarding state and local tax consequences, if any, of the Transaction, because this discussion only relates to the federal income tax consequences.

WHAT SHOULD I KNOW ABOUT THE SHARES OF CAPITAL FUND?

      Class A shares, Class B shares, Class C shares, Class R shares and Advisor Class shares of Capital Fund will be distributed to shareholders of Large Cap Fund's Class A shares, Class B shares, Class C shares, Class R shares and Advisor Class shares, respectively, and generally will have the same legal characteristics as the shares of Large Cap Fund with respect to such matters as voting rights, assessibility, conversion rights, and transferability. Large Cap Fund is a series of Strategic Series. Strategic Series is organized as a Delaware statutory trust. Capital Fund also is organized as a Delaware statutory trust. Former shareholders of Large Cap Fund whose shares are represented by outstanding share certificates will not be allowed to redeem shares of Capital Fund until Large Cap Fund certificates have been returned.

WHAT ARE THE CAPITALIZATIONS OF THE FUNDS AND WHAT MIGHT THE
CAPITALIZATION BE AFTER THE TRANSACTION?

      The following table sets forth, as of December 31, 2002, the capitalization of Large Cap Fund and Capital Fund. The table also shows the projected capitalization of Capital Fund as adjusted to give effect to the proposed Transaction. The capitalization of Capital Fund and its classes is likely to be different when the Transaction is consummated.

                                                             CAPITAL
                                                         FUND - PROJECTED
                          LARGE CAP FUND  CAPITAL FUND        AFTER
                           (UNAUDITED)     (UNAUDITED)     TRANSACTION
                                                           (UNAUDITED)
--------------------------------------------------------------------------
NET ASSETS
Class A                     $ 38,335,962   $ 748,040,867                $
                                                              786,376,829
Class B                       $5,072,595     $41,975,560      $47,048,155
Class C                     $ 29,152,431   $ 116,008,244    $ 145,160,675
Class R                        $ 509,457     $ 9,363,777      $ 9,873,234
Advisor Class               $ 12,855,835     $46,206,344      $59,062,179
NET ASSET VALUE PER SHARE
Class A                           $ 6.98          $ 8.03           $ 8.03
Class B                           $ 6.83          $ 7.81           $ 7.81
Class C                           $ 6.83          $ 7.74           $ 7.74
Class R                           $ 6.98          $ 8.01           $ 8.01
Advisor Class                     $ 7.05          $ 8.07           $ 8.07
SHARES OUTSTANDING
Class A                        5,489,225      93,194,045       97,968,137
Class B                          742,870       5,373,559        6,023,059
Class C                        4,267,192      14,996,143       18,762,607
Class R                           73,008       1,169,141        1,232,744
Advisor Class                  1,822,912       5,729,220        7,322,260

            COMPARISON OF INVESTMENT GOALS AND POLICIES

      This section describes the key differences between the investment goals, strategies and principal policies of Large Cap Fund and Capital Fund. For a complete description of Capital Fund's investment policies and risks, you should read the Capital Fund Prospectus, which is attached to this Prospectus/Proxy Statement as Exhibit B.

ARE THERE ANY SIGNIFICANT DIFFERENCES BETWEEN THE INVESTMENT
GOALS AND STRATEGIES OF THE FUNDS?

      The primary investment goals of the Funds are substantially the same. Capital Fund's primary goal is capital appreciation, whereas Large Cap Fund's goal is long-term capital appreciation. Capital Fund, however, has a secondary goal to provide current income return through the receipt of dividends or interest from its investments. Large Cap Fund does not have a secondary goal.

      Under normal market conditions, Large Cap Fund invests at least 80% of its net assets in equity securities of large cap growth companies. For purposes of Large Cap Fund's investments, large cap growth companies include well-established companies with market capitalization (share price multiplied by the number of common shares outstanding) values within the top 50% of companies in the Russell 1000 Index at the time of purchase. That index consists of 1,000 large companies that have publicly traded securities. Advisers seeks companies across a wide range of industries that have above-average growth potential and that are highly competitive within their industry. Large Cap Fund may have up to 25% of its assets invested in foreign securities.

      Under normal market conditions, the Capital Fund invests primarily in equity securities of companies that trade on a securities exchange or in the over-the-counter market. Capital Fund may invest in securities of companies of any size market capitalization, including a significant portion of its assets in companies falling within the small-cap (less than $1.5 billion) and mid-cap (less than $8 billion) ranges. Capital Fund, however, does not intend to invest more than 25% of its total assets in small-cap companies. Capital Fund also may invest a portion of its assets in foreign securities, but it does not presently intend to buy securities of issuers in developing nations or to invest more than 15% of its total assets in securities of companies of developed foreign nations.

There are several differences in the strategies pursued by Large Cap Fund and Capital Fund. While both Funds invest in equity securities, Large Cap Fund focuses on equity securities of large cap growth companies, whereas Capital Growth Fund has greater flexibility to invest in not only large cap issuers but also small-cap and mid-cap issuers. In addition, Large Cap Fund may invest up to 25% of its assets in foreign securities, while Capital Fund intends to invest no more than 15% of its total assets in securities of companies of developed foreign nations. Capital Fund does not presently intend to buy securities of issuers in developing nations. In addition, Capital Fund has greater flexibility to invest in debt and convertible securities and is likely to have more of its total assets invested in such securities at any given time than is Large Cap Fund in order to pursue its secondary goal to provide current income.


HOW DO THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS
DIFFER?

      Policies or restrictions that are deemed fundamental may not be changed without the approval of the lesser of (i) a majority of the outstanding shares of the Fund, or (ii) 67% or more of the shares represented at a meeting of shareholders at which the holders of more than 50% of the outstanding shares are represented.

      The Funds have the same fundamental investment restrictions.

WHAT ARE THE RISK FACTORS ASSOCIATED WITH INVESTMENTS IN THE
FUNDS?

      Like all investments, an investment in either of the Funds involves risk. There is no assurance that the Funds will meet their investment goals. The achievement of the Funds' goals depends upon market conditions, generally, and on the investment managers' analytical and portfolio management skills.

      STOCKS. Each Fund focuses on investments in equity securities, particularly common stocks. Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole. A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by each Fund.

      SECTOR FOCUS. Although Advisers does not expect to concentrate either Fund's investments in any one sector, it may from time to time allocate more of a Fund's portfolio holdings to a particular sector. To the extent that either Fund has significant investments in one or a few sectors, it is subject to more risk than a fund that maintains broad sector diversification. A significant portion of each Fund's investments may from time to time be in the following industries:

      TECHNOLOGY COMPANY stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing and tight profit margins. In addition, the prices of technology issuers may be influenced not only by developments relating to the company, but also to factors that affect the sector, even if those factors are not really relevant to the company.

Technology companies have not traditionally paid significant dividends. Therefore, to the extent that a Fund's portfolio is heavily weighted in this sector, it will not produce much income, although it is likely to produce income on a level similar to that of comparable funds.

      ELECTRONIC TECHNOLOGY AND TECHNOLOGY SERVICE COMPANIES These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies are in the emerging stage of development and are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

      BIOTECHNOLOGY AND HEALTH TECHNOLOGY COMPANIES The biotechnology (in the case of Large Cap Fund) and health technology industries are subject to extensive government regulation and characterized by competition and rapid technological developments. These industries will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. As these factors impact this industry, the value of your shares may fluctuate significantly over relatively short periods of time.

      A significant portion of Capital Fund's investments may from time to time be in the following industry:

      FINANCIAL SERVICES COMPANIES To the extent that Capital Fund has significant investments in financial services companies, general market and economic conditions as well as other risks specific to the financial services industry will impact Capital Fund's investments and its performance. For example, increases in interest rates can have a negative effect on the profitability of financial services companies. Financial services companies are subject to extensive government regulation, which tends to limit not only the amount and types of loans and other financial commitments a financial services company can make, but also the interest rates and fees it can charge. These limitations can have a significant impact on the profitability of a financial services company.

      FOREIGN SECURITIES. Investing in foreign securities typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in each Fund and affect its share price. Large Cap Fund may be subject to greater relative risk to the extent that it presently may invest a larger portion of assets in foreign securities than Capital Fund. As a practical matter, neither Fund has significant investments in foreign securities.

      CURRENCY EXCHANGE RATES Foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth less U.S. dollars. The impact of the euro, a relatively new currency adopted by certain European countries to replace their national currencies, is unclear at this time.

      POLITICAL AND ECONOMIC DEVELOPMENTS The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments could affect the economies, industries and securities and currency markets, and the value of a Fund's investments, in non-U.S. countries, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war. These factors are extremely difficult, if not impossible, to predict and take into account with respect to a Fund's investments.

      TRADING PRACTICES Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign stock exchanges, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of a Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

      AVAILABILITY OF INFORMATION Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies.
Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

      LIMITED MARKETS Certain foreign securities may be less liquid (harder to sell) and more volatile than many U.S.
securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

      GROWTH STYLE INVESTING. Advisers pursues a growth strategy in managing the Funds. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Growth stocks may be more expensive relative to their earnings or assets compared to value or other stocks, and if their valuations return to more typical norms, their prices may moderate or fall. Prices of these companies' securities historically have been more volatile than other securities, especially over the short term.

      SMALLER COMPANIES. To the extent that Capital Growth Fund invests in the securities of smaller companies, it may be subject to greater risks associated with such securities than Large Cap Fund. While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

      In addition, smaller companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established. Increases in interest rates also may have a negative effect on smaller companies because these companies may find it more difficult to obtain credit to expand, or may have more difficulty meeting interest payments.

      DEBT SECURITIES. To the extent that Capital Fund may have a greater portion of its total assets invested in debt and convertible securities, it may have more exposure to certain risks including income and interest rate risks.

      INCOME Since a Fund can only distribute what it earns, its distributions to shareholders may decline when interest rates fall. In addition, a Fund's distributions will be affected by the dividend paying characteristics of the equity securities in its portfolio.

      INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

              FURTHER INFORMATION ABOUT CAPITAL FUND

      Information about Capital Fund is included in the Capital Fund Prospectus, which is attached to and considered a part of this Prospectus/Proxy Statement. Additional information about Capital Fund is included in its SAI dated November 1, 2002, which is incorporated by reference into the applicable Prospectus and considered a part of this Prospectus/Proxy Statement. Capital Fund's Annual Report to Shareholders for the fiscal year ended June 30, 2002, is attached to and considered a part of this Prospectus/Proxy Statement. Also, Capital Fund's current Semi-Annual Report to Shareholders contains more financial information about Capital Fund during the six-month period ended December 31, 2002. You may request a free copy of the SAI and other information by calling 1-800/DIAL-BEN(R) or by writing to Capital Fund at P.O. Box 997151, Sacramento, CA 95899-9983.

      Capital Fund files proxy materials, reports and other information with the SEC in accordance with the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act. These materials can be inspected and copied at: the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, at prescribed rates, or from the SEC's Internet address at http://www.sec.gov.

                FURTHER INFORMATION ABOUT LARGE CAP FUND

      Information about Large Cap Fund is included in the current Large Cap Fund Prospectus, as well as the Large Cap Fund SAI dated September 1, 2002, and in Strategic Series' Annual Report to Shareholders dated April 30, 2002 and Semi-Annual Report dated October 31, 2002. These documents have been filed with the SEC.
You may request free copies of these documents and other information relating to Large Cap Fund by calling 1-800/DIAL BEN(R) or by writing to Strategic Series at P.O. Box 997151, Sacramento, CA 95899-9983. Reports and other information filed by Strategic Series can be inspected and copied at: the SEC's Public Reference Room at 450 Fifth Street NW, Washington, DC 20549. Also, copies of such material can be obtained from the SEC's Public Reference Section, Washington, DC 20549-6009, at prescribed rates, or from the SEC's Internet address at http://www.sec.gov.

                        VOTING INFORMATION

HOW MANY VOTES ARE NECESSARY TO APPROVE THE PLAN?

      The affirmative vote of a majority of the total number of shares of Large Cap Fund outstanding and entitled to vote is necessary to approve the Plan for the Fund. Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of Large Cap Fund held at the close of business on March 14, 2003 (the "Record Date"). If sufficient votes to approve the Plan are not received by the date of the Meeting, the Meeting may be adjourned to permit further solicitations of proxies.

      Under relevant state law and Strategic Series' governing documents, abstentions and broker non-votes (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be included for purposes of determining whether a quorum is present at the Meeting, but will be treated as votes not cast and, therefore, will not be counted for purposes of determining whether the matters to be voted upon at the Meeting have been approved, and will have the same effect as a vote against the Plan.

HOW DO I ENSURE MY VOTE IS ACCURATELY RECORDED?

      You can vote in any one of four ways:

           o By mail, with the enclosed proxy card.

           o In person at the Meeting.

           o By telephone or through the Internet; a control number is provided on your proxy card and separate instructions are enclosed.

      A proxy card is, in essence, a ballot. If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Plan and in accordance with the views of management upon any unexpected matters that come before the Meeting or adjournment of the Meeting.

CAN I REVOKE MY PROXY?

      You may revoke your proxy at any time before it is voted by sending a written notice to Strategic Series expressly revoking your proxy, by signing and forwarding to Strategic Series a later-dated proxy, or by attending the Meeting and voting in person.

WHAT OTHER MATTERS WILL BE VOTED UPON AT THE MEETING?

      The Board of Trustees of Strategic Series does not intend to bring any matters before the Meeting other than those described in this proxy. It is not aware of any other matters to be brought before the Meeting by others. If any other matter legally comes before the Meeting, proxies for which discretion has been granted will be voted in accordance with the views of management.

WHO IS ENTITLED TO VOTE?

      Shareholders of record of Large Cap Fund on the Record Date will be entitled to vote at the Meeting. On the Record Date, Class A shares of the Fund had 5,383,379.634 shares outstanding, Class B shares of the Fund had 769,963.271 shares outstanding, Class C shares of the Fund had 4,085,628.627 shares outstanding, Class R shares of the Fund had 137,745.949 shares outstanding and Advisor Class shares of the Fund had 1,760,438.635 shares outstanding.

WHAT OTHER SOLICITATIONS WILL BE MADE?

      Large Cap Fund will request broker-dealer firms, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of the shares of record. Strategic Series may reimburse broker-dealer firms, custodians, nominees, and fiduciaries for their reasonable expenses incurred in connection with such proxy solicitation. In addition to solicitations by mail, officers and employees of Strategic Series, without extra pay, may conduct additional solicitations by telephone, personal interviews, and other means. Strategic Series has engaged Georgeson Shareholder Communications Corporation to solicit proxies from brokers, banks, other institutional holders, and individual shareholders for a fee, including out-of-pocket expenses of approximately $24,262. The costs of any such additional solicitation and of any adjourned session will be shared one-quarter by Large Cap Fund, one-quarter by Capital
Fund, and one-half by Advisers, as investment manager to both
Funds.

ARE THERE DISSENTERS' RIGHTS?

      Shareholders of Large Cap Fund will not be entitled to any "dissenters' rights" because the proposed Transaction involves two open-end investment companies registered under the 1940 Act (commonly called mutual funds). Although no dissenters' rights may be available, you have the right to redeem your shares at NAV until the closing date. After the closing date, you may redeem your Capital Fund shares or exchange them for shares of certain other funds in the Franklin Templeton Funds, subject to the terms in the prospectus of the respective fund.

                    PRINCIPAL HOLDERS OF SHARES

      As of the Record Date, the officers and trustees of Strategic Series, as a group, owned of record and beneficially less than 1% of the outstanding voting shares of Class A shares, Class B shares, Class C shares, Class R shares or Advisor Class shares of Large Cap Fund. As of the Record Date, the officers and directors of Capital Fund, as a group, owned of record and beneficially 1.33% of Advisor Class shares of Capital Fund and less than 1% of the outstanding voting shares of the other classes shares of Capital Fund. From time to time, the number of fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. Except as listed below, as of the Record
Date, no other person of record owned 5% or more of the outstanding shares of any class of Capital Fund or Large Cap Fund.

LARGE CAP FUND
NAME AND ADDRESS                      SHARE CLASS     PERCENTAGE (%)
-----------------------------------------------------------------------

FTB&T TTEE for Defined
Contribution Services
Raisch
Employee Savings & Retirement Plan
P.O. Box 2438
Rancho Cordova, CA 95741-2438           Class R            34.13

DKSystems Inc
401k Profit Sharing Plan
444 N Michigan Ave Ste
3300                                    Class R            15.39
Chicago, IL
60611-3981

CNA TTEE for the 401k Plan of
Southeast Steel Sales Company
P.O. Box 5024
Costa Mesa, CA 92628-5024               Class R            12.03

Conref and Company
FBO Minneapolis Rad Association PS
Plan
C/O U.S. Bank
P.O. Box 1787
Milwaukee, WI 53201-1787                Class R            7.50

FTB&T TTEE for Defined
Contribution Services
Bropfs Corporation
Profit Sharing Plan
P.O. Box 2438
Rancho Cordova, CA 95741-2438           Class R            6.43

NAME AND ADDRESS                      SHARE CLASS     PERCENTAGE (%)
-----------------------------------------------------------------------

MCB Trust Services
FBO GCY Inc Salary Savings Plan
700 17th St Ste
300                                     Class R            6.18
Denver, CO
80202-3507

Ellard & Company
C/O Fiduciary Trust Company
International
P.O. Box 3199 Church Street Station
New York, NY 10008-3199              Advisor Class         74.32

FTB&T1 TTEE for Defined
Contribution Services
Franklin Templeton 401k
P.O. Box 2438
Rancho Cordova, CA 95741-2438        Advisor Class         17.60

CAPITAL FUND
NAME AND ADDRESS                      SHARE CLASS     PERCENTAGE (%)
-----------------------------------------------------------------------

FTB&T TTEE for Defined
Contribution Services
R2 Technology Inc Salary Savings
Plan
P.O. Box 2438                           Class R            5.69
Rancho Cordova, CA 95741-2438

FTB&T TTEE for Defined
Contribution Services
Zimmer Motors Inc. 401k PS
Plan
P.O. Box 2438                           Class R            5.54
Rancho Cordova, CA 95741-2438

APB043
FBO Penn United Technology 401k
Plan
P.O. Box 505                            Class R            5.19
Warrendale, PA 15086-0505

Franklin Templeton Fund Allocator -
Growth Target Fund
One Franklin Parkway                 Advisor Class         42.80
San Mateo, CA 94403-1906

Franklin Templeton Fund Allocator -
Moderate Target Fund
One Franklin Parkway                 Advisor Class         30.73
San Mateo, CA 94403-1906

NAME AND ADDRESS                      SHARE CLASS     PERCENTAGE (%)
-----------------------------------------------------------------------

Franklin Templeton Fund Allocator -
Conservative Target Fund
One Franklin Parkway                 Advisor Class         9.62
San Mateo, CA 94403-1906

FTB&T1 TTEE for Defined
Contribution Services Franklin
Resources, Inc.
Profit Sharing Plan
P.O. Box 2438                        Advisor Class         6.28
Rancho Cordova, CA 95741-2438

1. Franklin Templeton Bank & Trust (FTB&T) is a California corporation and is wholly owned by Franklin Resources, Inc.

Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and/or trustees of the Trust, serve on the administrative committee of the Franklin Templeton Profit Sharing 401(k) Plan, which owns shares of the Fund. In that capacity, they participate in the voting of such shares. Charles B. Johnson and Rupert H. Johnson, Jr. disclaim beneficial ownership of any share of the Fund owned by the Franklin Templeton Profit Sharing 401(k) Plan.

                             GLOSSARY

USEFUL TERMS AND DEFINITIONS

1940 ACT - Investment Company Act of 1940, as amended

ADVISERS - Franklin Advisers, Inc., One Franklin Parkway, San
Mateo, CA 94403-1906, the investment manager for Large Cap Fund and Capital Fund

DISTRIBUTORS - Franklin Templeton Distributors, Inc., One
Franklin Parkway, San Mateo, CA 94403-1906, the principal underwriter for Large Cap Fund and Capital Fund

FRANKLIN TEMPLETON FUNDS - The U.S. registered mutual funds in
Franklin Templeton Investments except Franklin Templeton Variable
Insurance Products Trust and Templeton Capital Accumulator Fund

FRANKLIN TEMPLETON INVESTMENTS - All registered investment companies and other accounts managed by various subsidiaries of Franklin Resources, Inc., a publicly owned holding company

FT SERVICES - Franklin Templeton Services, LLC, the administrator for Large Cap Fund and Capital Fund

INVESTOR SERVICES - Franklin Templeton Investor Services, LLC,
One Franklin Parkway, San Mateo, CA 94403-1906, the shareholder servicing and transfer agent to Large Cap Fund and Capital Fund

NET ASSET VALUE (NAV) - The value of a mutual fund is determined by deducting a fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

OFFERING PRICE - The public offering price is based on the Net Asset Value per share of the class and includes the front-end sales charge, if applicable. For each Fund, the maximum front-end sales charge is 5.75% for Class A shares and 1.00% for Class C shares. Advisor Class shares do not have any sales charges, and Class B shares and Class R shares do not have front-end sales charges. There is a maximum deferred sales charge of 4.00% for Class B shares of each Fund and 1.00% for Class R of each Fund. We calculate the offering price to two decimal places using standard rounding criteria.

RESOURCES - Franklin Resources, Inc.

SAI - Statement of Additional Information

SEC - U.S. Securities and Exchange Commission

SECURITIES DEALER - A financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity.

U.S. - United States

              EXHIBITS TO PROSPECTUS/PROXY STATEMENT
EXHIBIT
-------------------------------------------------------------------

      A Agreement and Plan of Reorganization by Franklin Strategic Series, on behalf of Franklin Large Cap Growth Fund, and Franklin
Capital Growth Fund (attached)

      B Prospectus of Franklin Capital Growth Fund - Class A, B, C & R dated November 1, 2002, as supplemented January 1, 2003, or Franklin Capital Growth Fund - Advisor Class dated November 1, 2002, as supplemented March 15, 2003, as applicable (enclosed)

      C Annual Report to Shareholders of Franklin Capital Growth
Fund dated June 30, 2002 (enclosed)

                             EXHIBIT A

               AGREEMENT AND PLAN OF REORGANIZATION

      THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement and Plan"), is made as of this 26th day of March 2003, by and between Franklin Strategic Series ("Strategic Series"), a Delaware statutory trust with its principal place of business at One Franklin Parkway, San Mateo, California 94403, on behalf of its series, Franklin Large Cap Growth Fund ("Large Cap Fund"), and Franklin Capital Growth Fund ("Capital Fund"), a Delaware statutory trust with its principal place of business at One Franklin Parkway, San Mateo, California 94403.

                      PLAN OF REORGANIZATION

      The reorganization (hereinafter referred to as the "Reorganization") will consist of (i) the acquisition by Capital Fund, of substantially all of the property, assets and goodwill of Large Cap Fund in exchange solely for full and fractional shares of beneficial interest, par value $0.01 per share, of Capital Fund - Class A ("Capital Fund Class A Shares"), full and fractional shares of beneficial interest, par value $0.01 per share, of Capital Fund - Class B ("Capital Fund Class B Shares"), full and fractional shares of beneficial interest, par value $0.01 per share, of Capital Fund - Class C ("Capital Fund Class C Shares"), full and fractional shares of beneficial interest, par value $0.01 per share, of Capital Fund - Class R ("Capital Fund Class R Shares") and full and fractional shares of beneficial interest, par value $0.01 per share, of Capital Fund - Advisor Class ("Capital Fund Advisor Shares") (collectively, "Capital Fund Shares"); (ii) the distribution of Capital Fund Class A Shares to the holders of shares of Large Cap Fund - Class A ("Large Cap Fund Class A Shares"), Capital Fund Class B Shares to the holders of shares of Large Cap Fund - Class B ("Large Cap Fund Class B Shares"), Capital Fund Class C Shares to the holders of shares of Large Cap Fund - Class C ("Large Cap Fund Class C Shares"), Capital Fund Class R Shares to the holders of shares of Large Cap Fund - Class R ("Large Cap Fund Class R Shares") and Capital Fund Advisor Class Shares to the holders of shares of Large Cap Fund - Advisor Class ("Large Cap Fund Advisor Class Shares") (collectively, "Large Cap Fund Shares"), according to their respective interests in Large Cap Fund in complete liquidation of Large Cap Fund; and (iii) the dissolution of Large Cap Fund as soon as is practicable after the closing (as defined in Section 3, hereinafter called the "Closing"), all upon and subject to the terms and conditions of this Agreement and Plan hereinafter set forth.

                                AGREEMENT

    In order to consummate the Plan of Reorganization and in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

1.    SALE AND TRANSFER OF ASSETS, LIQUIDATION AND DISSOLUTION OF
   LARGE CAP FUND.

      (a) Subject to the terms and conditions of this Agreement and Plan, and in reliance on the representations and warranties of Capital Fund herein contained, and in consideration of the delivery by Capital Fund of the number of Capital Fund Class A Shares, Capital Fund Class B Shares, Capital Fund Class C Shares, Capital Fund Class R Shares and Capital Fund Advisor Class Shares hereinafter provided, Strategic Series, on behalf of Large Cap Fund, agrees that it will convey, transfer and deliver to Capital Fund at the Closing all of Large Cap Fund's then existing assets, free and clear of all liens, encumbrances, and claims whatsoever (other than shareholders' rights of redemption), except for cash, bank deposits, or cash equivalent securities in an estimated amount necessary to: (i) pay the costs and expenses of carrying out this Agreement and Plan (including, but not limited to, fees of counsel and accountants, and expenses of its liquidation and dissolution contemplated hereunder), which costs and expenses shall be established on Large Cap Fund's books as liability reserves; (ii) discharge its unpaid liabilities on its books at the closing date (as defined in Section 3, hereinafter called the "Closing Date"), including, but not limited to, its income dividends and capital gains distributions, if any, payable for the period prior to, and through, the Closing Date and excluding those liabilities that would otherwise be discharged at a later date in the ordinary course of business; and (iii) pay such contingent liabilities as the Board of Trustees of Strategic Series shall reasonably deem to exist against Large Cap Fund, if any, at the Closing Date, for which contingent and other appropriate liability reserves shall be established on Large Cap Fund's books (hereinafter "Net Assets"). Large Cap Fund shall also retain any and all rights that it may have over and against any person that may have accrued up to and including the close of business on the Closing Date.

      (b) Subject to the terms and conditions of this Agreement and Plan, and in reliance on the representations and warranties of Strategic Series, on behalf of Large Cap Fund, herein contained, and in consideration of such sale, conveyance, transfer, and delivery, Capital Fund agrees at the Closing to deliver to Strategic Series: (i) the number of Capital Fund Class A Shares, determined by dividing the net asset value per share of the Large Cap Fund Class A Shares by the net asset value per share of Capital Fund Class A Shares, and multiplying the result thereof by the number of outstanding Large Cap Fund Class A Shares, as of 1:00 p.m. Pacific time on the Closing Date; (ii) the number of Capital Fund Class B Shares, determined by dividing the net asset value per share of the Large Cap Fund Class B Shares by the net asset value per share of Capital Fund Class B Shares, and multiplying the result thereof by the number of outstanding Large Cap Fund Class B Shares, as of 1:00 p.m. Pacific time on the Closing Date; (iii) the number of Capital Fund Class C Shares, determined by dividing the net asset value per share of the Large Cap Fund Class C Shares by the net asset value per share of Capital Fund Class C Shares, and multiplying the result thereof by the number of outstanding Large Cap Fund Class C Shares, as of 1:00 p.m. Pacific time on the Closing Date;
(iv) the number of Capital Fund Class R Shares, determined by dividing the net asset value per share of the Large Cap Fund Class R Shares by the net asset value per share of Capital Fund Class R Shares, and multiplying the result thereof by the number of outstanding Large Cap Fund Class R Shares, as of 1:00 p.m. Pacific time on the Closing Date; and, (v) the number of Capital Fund Advisor Class Shares, determined by dividing the net asset value per share of the Large Cap Fund Advisor Class Shares by the net asset value per share of Capital Fund Advisor Class Shares, and multiplying the result thereof by the number of outstanding Large Cap Fund Advisor Class Shares, as of 1:00 p.m. Pacific time on the Closing Date. All such values shall be determined in the manner and as of the time set forth in Section 2 hereof.

      (c) Immediately following the Closing, Strategic Series shall dissolve Large Cap Fund and distribute pro rata to its shareholders of record as of the close of business on the Closing Date, Capital Fund Shares received by Large Cap Fund pursuant to this Section 1. Such dissolution and distribution shall be accomplished by the establishment of accounts on the share records of Large Cap Fund of the type and in the amounts due such shareholders based on their respective holdings as of the close of business on the Closing Date. Fractional Capital Fund Shares shall be carried to the third decimal place. As promptly as practicable after the Closing, each holder of any outstanding certificate or certificates representing shares of beneficial interest of Large Cap Fund shall be entitled to surrender the same to the transfer agent for Capital Fund in exchange for the number of Capital Fund Shares into which the Large Cap Fund Shares theretofore represented by the certificate or certificates so surrendered shall have been converted. Certificates for Capital Fund Shares shall not be issued, unless specifically requested by the shareholders. Until so surrendered, each outstanding certificate which, prior to the Closing, represented shares of beneficial interest of Large Cap Fund shall be deemed for all Capital Fund's purposes to evidence ownership of the number of Capital Fund Shares into which the Large Cap Fund Shares (which prior to the Closing were represented thereby) have been converted.

2.    VALUATION.

      (a) The value of Large Cap Fund's Net Assets to be acquired by Capital Fund hereunder shall in each case be computed as of 1:00 p.m. Pacific time on the Closing Date using the valuation procedures set forth in Large Cap Fund's currently effective prospectus.

      (b) The net asset value of a share of beneficial interest of Large Cap Fund Class A Shares, Large Cap Fund Class B Shares, Large Cap Fund Class C Shares, Large Cap Fund Class R Shares and Large Cap Fund Advisor Class Shares shall be determined to the fourth decimal place as of 1:00 p.m. Pacific time on the Closing Date using the valuation procedures set forth in Large Cap Fund's currently effective prospectus.

     (c) The net asset value of a share of beneficial interest of Capital Fund Class A Shares, Capital Fund Class B Shares, Capital Fund Class C Shares, Capital Fund Class R Shares and Capital Fund Advisor Class Shares shall be determined to the nearest full cent as of 1:00 p.m. Pacific time on the Closing Date using the valuation procedures set forth in Capital Fund's currently effective prospectus.

3.    CLOSING AND CLOSING DATE.

    The Closing Date shall be June 5, 2003, or such later date as the parties may mutually agree. The Closing shall take place at the principal office of Strategic Series at 2:00 p.m. Pacific time on the Closing Date. Strategic Series, on behalf of Large Cap Fund, shall have provided for delivery as of the Closing those Net Assets of Large Cap Fund to be transferred to the account of Capital Fund's custodian, Bank of New York, Mutual Funds Division, 100 Church Street, New York, New York 10286. Also, Strategic Series, on behalf of Large Cap Fund, shall deliver at the Closing a list of names and addresses of the shareholders of record of its Large Cap Fund Class A Shares, Large Cap Fund Class B Shares, Large Cap Fund Class C Shares, Large Cap Fund Class R Shares and Large Cap Fund Advisor Class Shares and the number of full and fractional shares of beneficial interest of such classes owned by each such shareholder, indicating thereon which such shares are represented by outstanding certificates and which by book-entry accounts, all as of 1:00 p.m. Pacific time on the Closing Date, certified by its transfer agent or by its President to the best of its or his knowledge and belief. Capital Fund shall issue and deliver a certificate or certificates evidencing the shares of beneficial interest of Capital Fund to be delivered to the account of Large Cap Fund at said transfer agent registered in such manner as the officers of Strategic Series, on behalf of Large Cap Fund, may request, or provide evidence satisfactory to Strategic Series that such Capital Fund Shares have been registered in an account on the books of Capital Fund in such manner as the officers of Strategic Series may request.

4.    REPRESENTATIONS AND WARRANTIES BY CAPITAL FUND.

      Capital Fund represents and warrants to Strategic Series that:

      (a) Capital Fund is a statutory trust created under the laws of the State of Delaware as a business trust pursuant to an Agreement and Declaration of Trust on March 21, 2000, and is validly existing under the laws of that State. Capital Fund is duly registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company and all of the Capital Fund Shares sold were sold pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "1933 Act"), except for those shares sold pursuant to the private offering exemption for the purpose of raising initial capital as required by the 1940 Act.

      (b) Capital Fund is authorized to issue an unlimited number of shares of beneficial interest of Capital Fund Shares, par value $0.01 per share, each outstanding share of which is fully paid, non-assessable, freely transferable and has full voting rights. Capital Fund is further divided into five classes of shares and an unlimited number of shares of beneficial interest, par value $0.01 per share, has been allocated and designated to each of these classes of shares.

      (c) The financial statements appearing in the Capital Fund's Annual Report to Shareholders for the fiscal year ended June 30, 2002, audited by PricewaterhouseCoopers LLP, and the financial statements for Capital Fund for the six-month period ended December 31, 2002, copies of which have been delivered to Strategic Series, fairly present the financial position of Capital Fund as of such date and the results of its operations for the period indicated in conformity with generally accepted accounting principles applied on a consistent basis.

      (d) The books and records of Capital Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of Capital
Fund.

      (e) Capital Fund has the necessary power and authority to conduct its business as such business is now being conducted.

      (f) Capital Fund is not a party to or obligated under any provision of its Declaration of Trust, as amended ("Declaration of Trust"), or By-laws, as amended ("By-laws"), or any contract or any other commitment or obligation, and is not subject to any order or decree that would be violated by its execution of or performance under this Agreement and Plan.

      (g) Capital Fund has elected to be treated as a regulated investment company ("RIC") for federal income tax purposes under
Part I of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), Capital Fund has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date, and consummation of the transactions contemplated by the Agreement and Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.

      (h) Capital Fund is not under jurisdiction of a Court in a Title 11 or similar case within the meaning of Section
368(a)(3)(A) of the Code.

      (i) Capital Fund does not have any unamortized or unpaid organizational fees or expenses.

5.    REPRESENTATIONS AND WARRANTIES BY STRATEGIC SERIES ON BEHALF
OF LARGE CAP FUND.

      Strategic Series represents and warrants to Capital Fund that:

      (a) Large Cap Fund is a series of Strategic Series, a statutory trust created under the laws of the State of Delaware as a business trust pursuant to an Agreement and Declaration of Trust on January 25, 1991, and is validly existing under the laws of that State. Strategic Series is duly registered under the 1940 Act as an open-end, management investment company and all of Strategic Series' Large Cap Fund Shares sold were sold pursuant to an effective registration statement filed under the 1933 Act, except for those shares sold pursuant to the private offering exemption for the purpose of raising the required initial capital.

      (b) Strategic Series is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share, each outstanding share of which is fully paid, non-assessable, freely transferable, and has full voting rights and currently issues shares of 13 series, including Large Cap Fund. Large Cap Fund is further divided into five classes of shares, and an unlimited number of shares of beneficial interest of Strategic Series, par value $0.01 per share, have been allocated and designated to each class of Large Cap Fund.

      (c) The financial statements appearing in the Strategic Series' Annual Report to Shareholders for the fiscal year ended April 30, 2002, audited by PricewaterhouseCoopers, LLP, and the financial statements for Large Cap Fund for the six-month period ended October 31, 2002, copies of which have been delivered to Capital Fund, fairly present the financial position of Large Cap Fund as of such date and the results of its operations for the period indicated in conformity with generally accepted accounting principles applied on a consistent basis.

      (d) The books and records of Large Cap Fund accurately summarize the accounting data represented and contain no material omissions with respect to the business and operations of Large
Cap Fund.

      (e) Strategic Series has the necessary power and authority to conduct Large Cap Fund's business as such business is now being conducted.

      (f) Strategic Series is not a party to or obligated under any provision of its Declaration of Trust or Amended and Restated By-laws, or any contract or any other commitment or obligation, and is not subject to any order or decree, that would be violated by its execution of or performance under this Agreement and Plan.

     (g) Strategic Series has elected to treat Large Cap Fund as a RIC for federal income tax purposes under Part I of Subchapter M of the Code, Large Cap Fund is a "fund" as defined in Section 851(g)(2) of the Code, Large Cap Fund has qualified as a RIC for each taxable year since its inception and will qualify as a RIC as of the Closing Date, and consummation of the transactions contemplated by the Agreement and Plan will not cause it to fail to be qualified as a RIC as of the Closing Date.

     (h) Large Cap Fund is not under jurisdiction of a Court in a Title 11 or similar case within the meaning of Section
368(a)(3)(A) of the Code.

     (i) Large Cap Fund does not have any unamortized or unpaid organization fees or expenses.

6.    REPRESENTATIONS AND WARRANTIES BY STRATEGIC SERIES AND
CAPITAL FUND.

      Strategic Series, on behalf of Large Cap Fund, and Capital
Fund, each represents and warrants to the other that:

      (a) The statement of assets and liabilities to be furnished by it as of 1:00 p.m. Pacific time on the Closing Date for the purpose of determining the number of Capital Fund Shares to be issued pursuant to Section 1 of this Agreement and Plan, will accurately reflect each Fund's Net Assets and outstanding shares of beneficial interest, as of such date, in conformity with generally accepted accounting principles applied on a consistent basis.

      (b) At the Closing, it will have good and marketable title to all of the securities and other assets shown on the statement of assets and liabilities referred to in (a) above, free and clear of all liens or encumbrances of any nature whatsoever, except such imperfections of title or encumbrances as do not materially detract from the value or use of the assets subject thereto, or materially affect title thereto.

      (c) Except as disclosed in its currently effective prospectus relating to Large Cap Fund, in the case of Strategic Series, and Capital Fund, there is no material suit, judicial action, or legal or administrative proceeding pending or threatened against it. Neither Capital Fund nor Strategic Series are a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects Capital Fund's or Large Cap Fund's business or their ability to consummate the transactions herein contemplated.

      (d) There are no known actual or proposed deficiency assessments with respect to any taxes payable by it.

      (e) The execution, delivery, and performance of this Agreement and Plan have been duly authorized by all necessary action of its Board of Trustees and this Agreement and Plan, subject to the approval of Large Cap Fund's shareholders in the case of Strategic Series, constitutes a valid and binding obligation enforceable in accordance with its terms.

      (f) It anticipates that consummation of this Agreement and Plan will not cause Large Cap Fund, in the case of Strategic
Series, and Capital Fund to fail to conform to the requirements of Subchapter M of the Code for federal income taxation qualification as a RIC at the end of its fiscal year.

      (g) It has the necessary power and authority to conduct the business of its Fund, as such business is now being conducted.

7.    COVENANTS OF STRATEGIC SERIES AND CAPITAL FUND.

      (a)  Strategic Series, on behalf of Large Cap Fund, and
Capital Fund each covenant to operate their respective businesses as presently conducted between the date hereof and the Closing.

      (b) Strategic Series, on behalf of Large Cap Fund, undertakes that it will not acquire Capital Fund Shares for the purpose of making distributions thereof to anyone other than Large Cap Fund's shareholders.

      (c) Strategic Series, on behalf of Large Cap Fund, undertakes that, if this Agreement and Plan is consummated, it will liquidate and dissolve Large Cap Fund.

      (d) Strategic Series, on behalf of Large Cap Fund, and Capital Fund each agree that, by the Closing, all of their federal and other tax returns and reports required by law to be filed on or before such date shall have been filed, and all federal and other taxes shown as due on said returns shall have either been paid or adequate liability reserves shall have been provided for the payment of such taxes.

      (e) At the Closing, Strategic Series, on behalf of Large Cap Fund, will provide Capital Fund a copy of the shareholder ledger accounts, certified by Large Cap Fund's transfer agent or its President to the best of its or his knowledge and belief, for all the shareholders of record of Large Cap Fund Shares as of 1:00 p.m. Pacific time on the Closing Date who are to become shareholders of Capital Fund as a result of the transfer of assets that is the subject of this Agreement and Plan.

      (f) The Board of Trustees of Strategic Series shall call and Strategic Series shall hold, a Special Meeting of Large Cap Fund's shareholders to consider and vote upon this Agreement and Plan (the "Special Meeting") and Strategic Series shall take all other actions reasonably necessary to obtain approval of the transactions contemplated herein. Strategic Series agrees to mail to each shareholder of record of Large Cap Fund entitled to vote at the Special Meeting at which action on this Agreement and Plan is to be considered, in sufficient time to comply with requirements as to notice thereof, a combined Prospectus and Proxy Statement that complies in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934, as amended, and Section 20(a) of the 1940 Act, and the rules and regulations, respectively, thereunder.

     (g) Capital Fund will file with the U.S. Securities and Exchange Commission a registration statement on Form N-14 under the 1933 Act relating to Capital Fund Shares issuable hereunder ("Registration Statement"), and will use its best efforts to provide that the Registration Statement becomes effective as promptly as is practicable. At the time it becomes effective, the Registration Statement will (i) comply in all material respects with the applicable provisions of the 1933 Act, and the rules and regulations promulgated thereunder; and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the time the Registration Statement becomes effective, at the time of the Special Meeting, and at the Closing Date, the prospectus and statement of additional information included in the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

8.    CONDITIONS PRECEDENT TO BE FULFILLED BY STRATEGIC SERIES AND
CAPITAL FUND.

      The consummation of this Agreement and Plan hereunder shall be subject to the following respective conditions:

      (a) That: (i) all the representations and warranties of the other party contained herein shall be true and correct as of the Closing with the same effect as though made as of and at such date; (ii) the other party shall have performed all obligations required by this Agreement and Plan to be performed by it prior to the Closing; and (iii) the other party shall have delivered to such party a certificate signed by the President and by the Secretary or equivalent officer to the foregoing effect.

      (b) That each party shall have delivered to the other party a copy of the resolutions approving the Agreement and Plan adopted and approved by the appropriate action of its Board of Trustees, certified by its Secretary or equivalent officer of each of the Funds.

      (c) That the U.S. Securities and Exchange Commission shall not have issued an unfavorable management report under Section 25(b) of the 1940 Act or instituted or threatened to institute any proceeding seeking to enjoin consummation of the Plan of Reorganization under Section 25(c) of the 1940 Act. And, further, no other legal, administrative or other proceeding shall have been instituted or threatened that would materially affect the financial condition of either party or would prohibit the transactions contemplated hereby.

      (d) That this Agreement and Plan and the Reorganization contemplated hereby shall have been adopted and approved by the appropriate action of the shareholders of Large Cap Fund at an annual or special meeting or any adjournment thereof.

      (e) That a distribution or distributions shall have been declared for Large Cap Fund prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its ordinary income and all of its capital gain net income, if any, for the period from the close of its last fiscal year to 1:00 p.m. Pacific time on the Closing Date; and (ii) any undistributed ordinary income and capital gain net income from any period to the extent not otherwise declared for distribution. Capital gain net income has the meaning given such term by Section 1222(9) of the Code.

      (f) That there shall be delivered to Strategic Series, on behalf of Large Cap Fund, and Capital Fund an opinion from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to Strategic Series and Capital Fund, to the effect that, provided the acquisition contemplated hereby is carried out in accordance with this Agreement and Plan, the laws of the State of Delaware and based upon certificates of the officers of Strategic Series and Capital Fund with regard to matters of fact:

           (1) The acquisition by Capital Fund of substantially all the assets of Large Cap Fund as provided for herein in exchange for Capital Fund Shares followed by the distribution by Large Cap Fund to its shareholders of Capital Fund Shares in complete liquidation of Large Cap Fund will qualify as a reorganization within the meaning of
      Section 368(a)(1) of the Code, and Large Cap Fund and Capital Fund will each be a "party to the reorganization" within the meaning of Section 368(b) of the Code;

           (2) No gain or loss will be recognized by Large Cap
      Fund upon the transfer of substantially all of its assets to Capital Fund in exchange solely for voting shares of Capital Fund (Sections 361(a) and 357(a) of the Code);

           (3) No gain or loss will be recognized by Capital Fund upon the receipt by it of substantially all of the assets of Large Cap Fund in exchange solely for voting shares of Capital Fund (Section 1032(a) of the Code);

           (4) No gain or loss will be recognized by Large Cap Fund upon the distribution of Capital Fund Shares to its shareholders in liquidation of Large Cap Fund (in pursuance of the Reorganization) (Section 361(c)(1) of the Code);

           (5) The basis of the assets of Large Cap Fund received by Capital Fund will be the same as the basis of such assets to Large Cap Fund immediately prior to the exchange (Section 362(b) of the Code);

           (6) The holding period of the assets of Large Cap Fund received by Capital Fund will include the period during which such assets were held by Large Cap Fund (Section
      1223(2) of the Code);

           (7) No gain or loss will be recognized to the shareholders of Large Cap Fund upon the exchange of their shares in Large Cap Fund for voting shares of Capital Fund, including fractional shares to which they may be entitled
      (Section 354(a) of the Code);

           (8) The basis of Capital Fund Shares received by the shareholders of Large Cap Fund shall be the same as the basis of the Large Cap Fund Shares exchanged therefor
      (Section 358(a)(1) of the Code);

           (9) The holding period of Capital Fund Shares received by shareholders of Large Cap Fund (including fractional shares to which they may be entitled) will include the holding period of the Large Cap Fund Shares surrendered in exchange therefor, provided that the Large Cap Fund Shares were held as a capital asset on the effective date of the exchange (Section 1223(1) of the Code); and

           (10) Capital Fund will succeed to and take into account as of the date of the transfer (as defined in Section 1.381(b)-1(b) of the regulations issued by the United States Treasury ("Treasury Regulations")) the items of Large Cap Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations.

    (g) That there shall be delivered to Capital Fund an opinion in form and substance satisfactory to it from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to Strategic Series, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws now or hereafter affecting generally the enforcement of creditors' rights:

           (1) Large Cap Fund is a series of Strategic Series, a statutory trust organized as a business trust under the laws of the State of Delaware on January 25, 1991, and is a validly existing statutory trust and in good standing under the laws of that State;

           (2) Strategic Series is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share. Five (5) classes of shares of Large Cap Fund have been designated as Large Cap Fund Class A Shares, Large Cap Fund Class B Shares, Large Cap Fund Class C Shares, Large Cap Fund Class R Shares and Large Cap Fund Advisor Class Shares, and an unlimited number of shares of beneficial interest of Strategic Series has been allocated to each class of shares. Assuming that the initial shares of beneficial interest of Large Cap Fund were issued in accordance with the 1940 Act and the Declaration of Trust and Amended and Restated By-laws of Strategic Series, and that all other outstanding shares of Large Cap Fund were sold, issued and paid for in accordance with the terms of Large Cap Fund's prospectus in effect at the time of such sales, each such outstanding share is fully paid, non-assessable, freely transferable and has full voting rights;

           (3) Large Cap Fund is an open-end investment company of the management type registered as such under the 1940 Act;

           (4) Except as disclosed in Large Cap Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Strategic Series, the unfavorable outcome of which would materially and adversely affect Strategic Series or Large Cap Fund;

           (5) The execution and delivery of this Agreement and Plan and the consummation of the transactions contemplated hereby have been duly authorized by all necessary trust action on the part of Strategic Series; and

           (6) Neither the execution, delivery, nor performance of this Agreement and Plan by Strategic Series, on behalf of Large Cap Fund, violates any provision of its Declaration of Trust or By-laws, or the provisions of any agreement or other instrument known to such counsel to which Strategic Series is a party or by which Strategic Series is otherwise bound; this Agreement and Plan is the legal, valid and binding obligation of Strategic Series and Large Cap Fund and is enforceable against Strategic Series and/or Large Cap Fund in accordance with its terms.

      In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of Strategic Series with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of Strategic Series.

      (h) That there shall be delivered to Strategic Series, on behalf of Large Cap Fund, an opinion in form and substance satisfactory to it from Messrs. Stradley, Ronon, Stevens & Young, LLP, counsel to Capital Fund, to the effect that, subject in all respects to the effects of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other laws now or hereafter affecting generally the enforcement of creditors' rights:

           (1) Capital Fund is a statutory trust organized as a business trust under the laws of the State of Delaware on March 21, 2000, and is a validly existing statutory trust and in good standing under the laws of that State;

           (2) Capital Fund is authorized to issue an unlimited number of shares of beneficial interest, par value $0.01 per share. Five (5) classes of shares of Capital Fund have been designated as Capital Fund Class A Shares, Capital Fund Class B Shares, Capital Fund Class C Shares, Capital Fund Class R Shares and Capital Fund Advisor Class Shares, and an unlimited number of shares of beneficial interest of Capital Fund has been allocated to each class of shares. Assuming that the initial shares of beneficial interest of Capital Fund were issued in accordance with the 1940 Act, and the Declaration of Trust and By-laws of Capital Fund, and that all other outstanding shares of Capital Fund were sold, issued and paid for in accordance with the terms of Capital Fund's prospectus in effect at the time of such sales, each such outstanding share of Capital Fund is fully paid, non-assessable, freely transferable and has full voting rights;

           (3) Capital Fund is an open-end investment company of the management type registered as such under the 1940 Act;

           (4) Except as disclosed in Capital Fund's currently effective prospectus, such counsel does not know of any material suit, action, or legal or administrative proceeding pending or threatened against Capital Fund, the unfavorable outcome of which would materially and adversely affect Capital Fund;

           (5) Capital Fund Shares to be issued pursuant to the terms of this Agreement and Plan have been duly authorized and, when issued and delivered as provided in this Agreement and Plan, will have been validly issued and fully paid and will be non-assessable by Capital Fund;

           (6) The execution and delivery of this Agreement and Plan and the consummation of the transactions contemplated hereby have been duly authorized by all necessary company action on the part of Capital Fund;

           (7) Neither the execution, delivery, nor performance of this Agreement and Plan by Capital Fund violates any provision of its Declaration of Trust or By-laws, or the provisions of any agreement or other instrument known to such counsel to which Capital Fund is a party or by which Capital Fund is otherwise bound; this Agreement and Plan is the legal, valid and binding obligation of Capital Fund and is enforceable against Capital Fund in accordance with its terms; and

           (8) The registration statement of Capital Fund, of which the prospectus for Class A shares, Class B shares, Class C shares and Class R shares dated November 1, 2002, as supplemented January 1, 2003, and the prospectus for Advisor Class shares dated November 1, 2002, as supplemented March 15, 2003 (the "Prospectus") are a part, is at the time of the signing of this Agreement and Plan, effective under the 1933 Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of such registration statement has been issued, and no proceedings for such purpose have been instituted or are pending before or threatened by the U.S. Securities and Exchange Commission under the 1933 Act, and nothing has come to counsel's attention that causes it to believe that, at the time the Prospectus became effective, or at the time of the signing of this Agreement and Plan, or at the Closing, such Prospectus (except for the financial statements and other financial and statistical data included therein, as to which counsel need not express an opinion), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and such counsel knows of no legal or government proceedings required to be described in the Prospectus, or of any contract or document of a character required to be described in the Prospectus that is not described as required.

      In giving the opinions set forth above, this counsel may state that it is relying on certificates of the officers of Capital Fund with regard to matters of fact, and certain certifications and written statements of governmental officials with respect to the good standing of Capital Fund.

      (i) That Large Cap Fund shall have received a certificate from the President and Secretary of Capital Fund to the effect that the statements contained in the Prospectus, at the time the Prospectus became effective, at the date of the signing of this Agreement and Plan, and at the Closing, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

      (j) That Capital Fund's Registration Statement with respect to Capital Fund Shares to be delivered to Large Cap Fund's shareholders in accordance with this Agreement and Plan shall have become effective, and no stop order suspending the effectiveness of the Registration Statement or any amendment or supplement thereto, shall have been issued prior to the Closing Date or shall be in effect at Closing, and no proceedings for the issuance of such an order shall be pending or threatened on that date.

      (k) That Capital Fund Shares to be delivered hereunder shall be eligible for sale with each state commission or agency with which such eligibility is required in order to permit Capital Fund Shares lawfully to be delivered to each holder of Large Cap Fund Shares.

      (l) That, at the Closing, there shall be transferred to Capital Fund, aggregate Net Assets of Large Cap Fund comprising at least 90% in fair market value of the total net assets and 70% of the fair market value of the total gross assets recorded on the books of Large Cap Fund on the Closing Date.

      (m) That there be delivered to Capital Fund information concerning the tax basis of Large Cap Fund in all securities transferred to Capital Fund, together with shareholder information including the names, addresses, and taxpayer identification numbers of the shareholders of Large Cap Fund as of the Closing Date, the number of shares held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with Large Cap Fund respect to each shareholder.

9. BROKERAGE FEES AND EXPENSES.

      (a)  Strategic Series, on behalf of Large Cap Fund, and
Capital Fund each represents and warrants to the other that there are no broker or finders' fees payable by it in connection with the transactions provided for herein.

      (b) The expenses of entering into and carrying out the provisions of this Agreement and Plan shall be borne one-quarter by Capital Fund, one-quarter by Large Cap Fund, and one-half by Franklin Advisers, Inc.

10. TERMINATION; POSTPONEMENT; WAIVER; ORDER.

      (a) Anything contained in this Agreement and Plan to the contrary notwithstanding, this Agreement and Plan may be terminated and the Reorganization abandoned at any time (whether before or after approval thereof by the shareholders of Large Cap
Fund) prior to the Closing, or the Closing may be postponed as follows:

           (1) by mutual consent of Strategic Series on behalf of Large Cap Fund and of Capital Fund;

           (2) by Capital Fund if any conditions of its obligations set forth in Section 8 have not been fulfilled or waived; or

           (3) by Strategic Series, on behalf of Large Cap Fund, if any conditions of its obligations set forth in Section 8 have not been fulfilled or waived.

      An election by Capital Fund or Strategic Series to terminate this Agreement and Plan and to abandon the Reorganization shall be exercised respectively, by the Board of Trustees of Capital
Fund or the Board of Trustees of Strategic Series.

      (b) If the transactions contemplated by this Agreement and Plan have not been consummated by December 31, 2003, the Agreement and Plan shall automatically terminate on that date, unless a later date is agreed to by both Capital Fund and Strategic Series.

      (c) In the event of termination of this Agreement and Plan pursuant to the provisions hereof, the same shall become void and have no further effect, and neither Strategic Series nor Capital Fund nor their trustees, officers, or agents or the shareholders of Large Cap Fund or Capital Fund shall have any liability in respect of this Agreement and Plan, but all expenses incidental to the preparation and carrying out of this Agreement and Plan shall be paid as provided in Section 9(b) hereof.

      (d) At any time prior to the Closing, any of the terms or conditions of this Agreement and Plan may be waived by the party who is entitled to the benefit thereof by action taken by that party's Board of Trustees if, in the judgment of such Board, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement and Plan to its shareholders, on behalf of whom such action is taken.

      (e) The respective representations and warranties contained in Sections 4 to 6 hereof shall expire with and be terminated by the Reorganization on the Closing Date, and neither Strategic Series nor Capital Fund, nor any of their officers, trustees, agents or shareholders shall have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent or shareholder of Strategic Series or Capital Fund against any liability to the entity for which that officer, trustee, agent or shareholder so acts or to its shareholders to which that officer, trustee, agent or shareholder would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

     (f) If any order or orders of the U.S. Securities and Exchange Commission with respect to this Agreement and Plan shall be issued prior to the Closing and shall impose any terms or conditions that are determined by action of the Board of Trustees of Strategic Series, on behalf of Large Cap Fund, or the Board of Trustees of Capital Fund, to be acceptable, such terms and conditions shall be binding as if a part of this Agreement and Plan without further vote or approval of the shareholders of Large Cap Fund, unless such terms and conditions shall result in a change in the method of computing the number of Capital Fund
Shares to be issued to Large Cap Fund. In which event, unless such terms and conditions shall have been included in the proxy solicitation material furnished to the shareholders of Large Cap
Fund prior to the meeting at which the transactions contemplated by this Agreement and Plan shall have been approved, this Agreement and Plan shall not be consummated and shall terminate unless Strategic Series shall promptly call a special meeting of the shareholders of Large Cap Fund at which such conditions so imposed shall be submitted for approval.

11.   ENTIRE AGREEMENT AND AMENDMENTS.

      This Agreement and Plan embodies the entire agreement between the parties and there are no agreements, understandings, restrictions, or warranties relating to the transactions contemplated by this Agreement and Plan other than those set forth herein or herein provided for. This Agreement and Plan may be amended only by mutual consent of the parties in writing. Neither this Agreement and Plan nor any interest herein may be assigned without the prior written consent of the other party.

12.   COUNTERPARTS.

      This Agreement and Plan may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts together shall constitute but one instrument.

13.   NOTICES.

      Any notice, report, or demand required or permitted by any provision of this Agreement and Plan shall be in writing and shall be deemed to have been given if delivered or mailed, first class postage prepaid, addressed to Franklin Capital Growth Fund, at One Franklin Parkway, San Mateo, California 94403, Attention:
Secretary, or Franklin Strategic Series, at One Franklin Parkway, San Mateo, California 94403, Attention: Secretary, as the case may be.

14.   GOVERNING LAW.

    This Agreement and Plan shall be governed by and carried out in accordance with the laws of the State of Delaware.

      IN WITNESS WHEREOF, Strategic Series, on behalf of Large Cap Fund, and Capital Fund, have each caused this Agreement and Plan to be executed on its behalf by its duly authorized officers, all as of the date and year first-above written.

                          FRANKLIN STRATEGIC SERIES, ON BEHALF OF
                          FRANKLIN LARGE CAP GROWTH FUND
Attest:

/s/ Murray L. Simpson               By:  /s/ David P. Goss
Murray L. Simpson                         David P. Goss
Secretary                                 Vice President

                          FRANKLIN CAPITAL GROWTH FUND
Attest:

/s/ Murray L. Simpson               By:  /s/ David P. Goss
Murray L. Simpson                         David P. Goss
Secretary                                 Vice President




























Prospectus

Franklin Capital Growth Fund

CLASS A, B, C & R



NOVEMBER 1, 2002






















[Insert Franklin Templeton Investments logo]

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


CONTENTS

THE FUND

[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

 2    Goals and Strategies

 4    Main Risks

 7    Performance

 9    Fees and Expenses

11    Management

12    Distributions and Taxes

13    Financial Highlights

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT SALES CHARGES, ACCOUNT TRANSACTIONS AND SERVICES
[End callout]

16    Choosing a Share Class

22    Buying Shares

25    Investor Services

29    Selling Shares

31    Account Policies

36    Questions

FOR MORE INFORMATION

[Begin callout]
WHERE TO LEARN MORE ABOUT THE FUND
[End callout]

Back Cover

THE FUND

PRIOR TO MAY 1, 2002, THE FUND'S NAME WAS FRANKLIN GROWTH AND INCOME FUND.

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES
                                        --------------------

GOALS The Fund's principal investment goal is capital appreciation. Its secondary goal is to provide current income return through the receipt of dividends or interest from its investments.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests primarily in equity securities of companies that trade on a securities exchange or in the over-the-counter market. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities.

The Fund may invest in securities of companies of any size market capitalization (share price multiplied by the number of common shares outstanding), including a significant portion of its assets in companies falling within the small-cap (less than $1.5 billion) and mid-cap (less than $8 billion) ranges. The Fund, however, does not intend to invest more than 25% of its total assets in small-cap companies. The Fund may invest a portion of its assets in foreign securities.

In addition to the Fund's main investments, and depending upon current market conditions, the Fund may invest a portion of its total assets in other securities, including debt securities and convertible securities. A debt security represents an obligation of the issuer to repay a loan of money to it and generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities. Convertible securities have characteristics of both debt securities (which is generally the form in which they are first issued) and equity securities (into which they can be converted).

[Begin callout]
The Fund invests primarily in common stocks of companies of various sizes. [End callout]

The Fund's manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that it believes are positioned for above-average growth in revenues, earnings or assets. The manager relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages that are likely to lead to growth in earnings and/or share price. Advantages such as a particular market niche, proven technology, sound financial records, strong management, and industry leadership are all factors the manager believes point to strong growth potential.

In choosing individual equity investments, the Fund's manager also considers sectors that have growth potential and fast growing, innovative companies within these sectors. Consequently, the Fund, from time to time, may have significant positions in particular sectors such as technology.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goals.

[Insert graphic of chart with line going up and down] MAIN RISKS
                                                      ----------

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole.

SECTOR FOCUS Although the manager does not expect to concentrate the Fund's investments in any one sector, it may from time to time allocate more of the Fund's portfolio holdings to a particular sector. To the extent that the Fund has significant investments in one or a few sectors, it is subject to more risk than a fund that maintains broad sector diversification. A significant portion of the Fund's investments may from time to time be in the following industries:

TECHNOLOGY COMPANY stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing and tight profit margins. In addition, the prices of technology issuers may be influenced not only by developments relating to the company, but also to factors that affect the sector, even if those factors are not really relevant to the company.

Technology companies have not traditionally paid significant dividends. Therefore, to the extent that the Fund's portfolio is heavily weighted in this sector, it will not produce much income, although it is likely to produce income on a level similar to that of comparable funds.

ELECTRONIC TECHNOLOGY AND TECHNOLOGY SERVICE COMPANIES These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies are in the emerging stage of development and are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

HEALTH TECHNOLOGY COMPANIES The health technology industry is subject to extensive government regulation and characterized by competition and rapid technological developments. As these factors impact this industry, the value of your shares may fluctuate significantly over relatively short periods of time.

FINANCIAL SERVICES COMPANIES To the extent that the Fund has significant investments in financial services companies, general market and economic conditions as well as other risks specific to the financial services industry will impact the Fund's investments and its performance. For example, increases in interest rates can have a negative effect on the profitability of financial services companies. Financial services companies are subject to extensive government regulation, which tends to limit not only the amount and types of loans and other financial commitments a financial services company can make, but also the interest rates and fees it can charge. These limitations can have a significant impact on the profitability of a financial services company.

SMALLER COMPANIES While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established. Increases in interest rates also may have a negative effect on smaller companies because these companies may find it more difficult to obtain credit to expand, or may have more difficulty meeting interest payments.

FOREIGN SECURITIES Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and may include, among others, currency risks (fluctuations in currency exchange rates and the new euro currency), country risks (political, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

INCOME Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall. In addition, the Fund's distributions will be affected by the dividend paying characteristics of the equity securities in its portfolio.

INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]



[Insert graphic of a bull and a bear] PERFORMANCE
                                      -----------

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

CLASS A ANNUAL TOTAL RETURNS/1

[Insert bar graph]

3.59%  8.53%  -1.38% 32.94%  22.96%  26.62%  13.19%  52.44%  0.45%  -23.11%
------------------------------------------------------------------------
92     93     94     95      96      97      98      99      00     01
                                      YEAR

[Begin callout]
BEST QUARTER:
Q4 '99 37.22%

WORST QUARTER:
Q3 '01 -21.30%
[End callout]

AVERAGE ANNUAL TOTAL RETURNS
For the periods ended December 31, 2001

                                         1 YEAR   5 YEARS   10 YEARS
----------------------------------------------------------------------
Franklin Capital Growth Fund - Class A/2
Return Before Taxes                     -27.52%    9.73%     11.16%
Return After Taxes on Distributions     -27.69%    8.01%      8.76%
Return After Taxes on Distributions     -16.70%    7.57%      8.29%
  and Sale of Fund Shares
S&P 500 Index/3                         -11.88%   10.70%     12.93%
Russell 1000 Index/4                    -12.45%   10.50%     12.84%
(indices reflect no deduction for
fees, expenses, or taxes)
                                                             SINCE
                                                           INCEPTION
                                                  1 YEAR    (1/1/99)
----------------------------------------------------------------------
Franklin Capital Growth Fund - Class B/2          -26.62%     3.87%
S&P 500 Index/3                                   -11.88%    -1.02%
Russell 1000 Index/4                              -12.45%    -0.80%


                                                             SINCE
                                                           INCEPTION
                                         1 YEAR   5 YEARS   (5/1/95)
----------------------------------------------------------------------
Franklin Capital Growth Fund - Class C/2 -25.18%    9.97%    13.71%
S&P 500 Index/3                          -11.88%   10.70%    14.66%
Russell 1000 Index/4                     -12.45%   10.50%    14.54%

                                         1 YEAR   5 YEARS  10 YEARS
----------------------------------------------------------------------
Franklin Capital Growth Fund - Class     -24.07%   10.69%    11.33%
R/2,5
S&P 500 Index/3                          -11.88%   10.70%    12.93%
Russell 1000 Index/4                     -12.45%   10.50%    12.84%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other Classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower.
As of September 30, 2002, the Fund's year-to-date return was -30.52% for Class A.
2. Figures reflect sales charges.
All Fund performance assumes reinvestment of dividends and capital gains. May 1, 1994, Class A implemented a Rule 12b-1 plan, which affects subsequent performance.
3. Source: Standard & Poor's Micropal. The unmanaged S&P 500(R)Index is a group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Source: Standard & Poor's Micropal. The unmanaged Russell 1000 Index measures the stock performance of 1000 of the largest U.S. companies. It includes reinvested dividends. The Fund considers the Russell 1000 Index its benchmark as its composition provides a more appropriate comparison to the Fund's current and past portfolio. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

5. Effective January 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.

[Insert graphic of percentage sign] FEES AND EXPENSES
                                    -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                     CLASS A   CLASS B  CLASS C  CLASS R/1
-------------------------------------------------------------------------
Maximum sales charge (load) as a
percentage of offering price            5.75%   4.00%    1.99%
  Load imposed on purchases             5.75%   None     1.00%
  Maximum deferred sales charge        None/2   4.00%/3  0.99%/4
(load)

Please see "Choosing a Share Class" on page 16 for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                      CLASS A  CLASS B   CLASS C  CLASS R/1
---------------------------------------------------------------------------
Management fees                        0.46%     0.46%    0.46%    0.46%
Distribution and service (12b-1) fees  0.25%     1.00%    0.99%    0.50%
Other expenses                         0.26%     0.26%    0.26%    0.26%
                                      -------------------------------------
Total annual Fund operating expenses   0.97%     1.72%    1.71%    1.22%
                                      -------------------------------------
Management fee reduction/5            (0.03)%   (0.03)%  (0.03)%  (0.03)%
                                      -------------------------------------
Net annual Fund operating expenses/5   0.94%     1.69%    1.68%    1.19%
                                      =====================================

1.The Fund began offering Class R shares on January 1, 2002. Annual Fund operating expenses for Class R shares are annualized.
2. There is a 1% contingent deferred sales charge that applies to investments of $1 million or more (see page 16) and purchases by certain retirement plans without an initial sales charge.
3. Declines to zero after six years.
4. This is equivalent to a charge of 1% based on net asset value.
5. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o  You invest $10,000 for the periods shown;
o  Your investment has a 5% return each year; and
o  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                                  1 YEAR  3 YEARS  5 YEARS  10 YEARS
----------------------------------------------------------------------
If you sell your shares at the end of the period:
CLASS A                           $665/1  $857     $1,065   $1,663
CLASS B                           $572    $833     $1,118   $1,799/2
CLASS C                           $368    $624     $1,003   $2,067
CLASS R                           $221    $378       $654   $1,443

If you do not sell your shares:
CLASS B                           $172    $533       $918   $1,799/2
CLASS C                           $269    $624     $1,003   $2,067
CLASS R                           $121    $378       $654   $1,443

1. Assumes a contingent deferred sales charge (CDSC) will not apply.
2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

[Insert graphic of briefcase] MANAGEMENT
                              ----------

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $247 billion in assets.

The team responsible for the Fund's management is:

SERENA PERIN VINTON CFA, VICE PRESIDENT OF ADVISERS
Ms. Vinton has been a manager of the Fund since 1996. She joined Franklin Templeton Investments in 1991.

EDWARD D. PERKS CFA, VICE PRESIDENT OF ADVISERS
Mr. Perks has been a manager of the Fund since 2000. He joined Franklin Templeton Investments in 1992.

CONRAD B. HERRMANN CFA, SENIOR VICE PRESIDENT OF ADVISERS
Mr. Herrmann has been a manager of the Fund since 1993. He joined Franklin Templeton Investments in 1989.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended June 30, 2002, management fees, before any reduction, were 0.46% of the Fund's average net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.43% of its average net assets to the manager for its services. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES
                           -----------------------

INCOME AND CAPITAL GAIN DISTRIBUTIONS The Fund intends to pay an income dividend from its net investment income at least annually. Capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

AVOID "BUYING A DIVIDEND" If you invest in the Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS In general, if you are a taxable investor, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Any capital gains the Fund distributes are taxable as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.

BACKUP WITHHOLDING By law, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o   provide your correct social security or taxpayer identification number,
o   certify that this number is correct,
o   certify that you are not subject to backup withholding, and
o   certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 30% of any distributions or proceeds paid in calendar years 2002 or 2003.

When you sell your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.

[Insert graphic of a dollar bill] FINANCIAL HIGHLIGHTS
                                  --------------------

This table presents the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

CLASS A                                   YEAR ENDED JUNE 30,
------------------------------------------------------------------------
                                 2002      2001     2000    1999/1   1998
--------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning      12.04     17.00    11.67   10.99   10.16
of year
                             ---------------------------------------------
  Net investment income/2         .04       .04      .01     .06     .05
  Net realized and
  unrealized gains (losses)     (3.05)    (3.95)     5.90    1.25    2.08
                              --------------------------------------------

Total from investment           (3.01)    (3.91)     5.91    1.31    2.13
operations
                             ---------------------------------------------
  Distributions from net
  investment income              (.02)     (.03)    (.01)   (.05)   (.05)
  Distributions from net
  realized gains                 (.05)    (1.02)    (.57)   (.58)  (1.25)
  Total return of capital        (.01)       -        -       -       -
                             ---------------------------------------------

Total distributions              (.08)    (1.05)    (.58)   (.63)  (1.30)
                             ---------------------------------------------

Net asset value, end of year     8.95     12.04    17.00   11.67   10.99
                             =============================================
Total return (%)/3             (25.16)   (23.79)    52.09   13.01   22.43

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($     855,624 1,058,405 1,165,175708,607 613,835
x 1,000)
Ratios to average net
assets: (%)
  Expenses                         .94       .90      .91     .92     .90
  Net investment income            .34       .28      .06     .57     .48
Portfolio turnover rate (%)      54.28     46.19    49.30   45.99   38.00

CLASS B
---------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning       11.82     16.78    11.61   10.39
of year
                             -------------------------------------
  Net investment loss/2          (.04)     (.06)    (.10)   (.01)
  Net realized and
  unrealized gains (losses)     (2.99)    (3.88)     5.84    1.28
                             -------------------------------------
Total from investment           (3.03)    (3.94)     5.74    1.27
operations
                             -------------------------------------
  Distributions from net
  investment income                 --        --       --   (.05)
  Distributions from net
  realized gains                 (.05)    (1.02)    (.57)      --
                             -------------------------------------
Total distributions              (.05)    (1.02)    (.57)   (.05)
                             -------------------------------------
Net asset value, end of year      8.74     11.82    16.78   11.61
                             =====================================
Total return (%)/3              (25.73)   (24.29)    50.90   12.23

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($      44,041    31,390   15,229   1,276
x 1,000)
Ratios to average net
assets: (%)
  Expenses                        1.69      1.65     1.67   1.564
  Net investment loss            (.44)     (.47)    (.65)  (.32)4
Portfolio turnover rate (%)      54.28     46.19    49.30   45.99


CLASS C                                  YEAR ENDED JUNE 30,
--------------------------------------------------------------------------
                               2002      2001    2000     1999    1998
--------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning      11.70     16.65    11.52   10.91   10.12
of year
                             ---------------------------------------------
  Net investment loss/2          (.04)     (.07)    (.10)   (.02)   (.01)
  Net realized and
unrealized                      (2.95)    (3.86)     5.80    1.23    2.05
  gains (losses)
                             ---------------------------------------------
Total from investment           (2.99)    (3.93)     5.70    1.21    2.04
operations
                             ---------------------------------------------
  Distributions from net
  investment income                 --        --       --   (.02)      --
  Distributions from net
  realized gains                 (.05)    (1.02)    (.57)   (.58)  (1.25)
                             ---------------------------------------------
Total distributions              (.05)    (1.02)    (.57)   (.60)  (1.25)
                             ---------------------------------------------
Net asset value, end of year      8.66     11.70    16.65   11.52   10.91
                             =============================================
Total return (%)/3              (25.65)   (24.38)   50.86   12.11   21.47

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($     137,117   183,163  181,087  87,057  35,717
x 1,000)
Ratios to average net
assets: (%)
  Expenses                        1.68      1.65     1.67    1.68    1.69
  Net investment loss             (.40)     (.47)    (.69)   (.25)   (.28)
Portfolio turnover rate (%)      54.28     46.19    49.30   45.99   38.00

CLASS R
---------------------------------------
                               2002/5
---------------------------------------
PER SHARE DATA ($)
Net asset value, beginning       10.79
of period
                             ----------
  Net realized and               (1.84)
  unrealized losses
                             ----------
  Distributions from net
  investment income              (.01)/6
                             ----------
Net asset value, end of          8.94
period
                             ==========
Total return (%)/3             (17.09)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($       3,524
x 1,000)
Ratios to average net
assets: (%)
  Expenses                       1.19/4
  Net investment loss            (.08)/4
Portfolio turnover rate (%)     54.28

1. For the period January 1, 1999 (effective date) to June 30, 1999 for Class
B.
2. Based on average shares outstanding effective year ended June 30, 1999.
3. Total return does not include sales charges, and is not annualized.
4. Annualized.
5. For the period January 1, 2002 (effective date) to June 30, 2002.
6. Includes distributions from tax return of capital in the amount of $.002.

YOUR ACCOUNT

[Insert graphic of pencil marking an "X"] CHOOSING A SHARE CLASS
                                          ----------------------

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide.

CLASS A           CLASS B          CLASS C          CLASS R
---------------------------------------------------------------------
o  Initial        o  No initial    o   Initial      o   No
   sales charge      sales charge      sales charge     initial
   of 5.75% or                         of 1%            sales
   less                                                 charge

o  Deferred       o  Deferred      o   Deferred     o   Except for
   sales charge      sales charge      sales charge     ValuSelect
   of 1% on          of 4% on          of 1% on         plans, and
   purchases of      shares you        shares you       plans for
   $1 million or     sell within       sell within      which Franklin
   more sold         the first         18 months        Templeton Investments
   within 18         year,                              provides record
   months            declining to                       keeping, deferred
                     1% within six                      sales charge of 1%
                     years and                          on shares you sell
                     eliminated                         within 18 months
                     after that                         (charged at plan level
                                                        based on initial
                                                        investment for
                                                        Qualified plans)

o  Lower          o  Higher         o  Higher       o   Higher annual
   annual            annual            annual           expenses than
   expenses than     expenses than     expenses         Class A
   Class B, C or     Class A (same     than Class A     due to higher
   R due to          as Class C)       (same as         distribution fees
   lower             due to higher     Class B) due     (lower than Class B
   distribution      distribution      to higher        and Class  C). No
   fees              fees.             distribution     conversion to Class
                     Automatic         fees. No         A shares, so annual
                     conversion to     conversion       expenses do not
                     Class A           to Class A       decrease.
                     shares after      shares, so
                     eight years,      annual
                     reducing          expenses do
                     future annual     not decrease.
                     expenses.

          THE FUND BEGAN OFFERING CLASS R SHARES ON JANUARY 1, 2002.

SALES CHARGES - CLASS A

                              THE SALES CHARGE      WHICH EQUALS THIS
                               MAKES UP THIS %       % OF YOUR NET
WHEN YOU INVEST THIS AMOUNT   OF THE OFFERING PRICE   INVESTMENT
----------------------------------------------------------------------
Under $50,000                         5.75                6.10
$50,000 but under $100,000            4.50                4.71
$100,000 but under $250,000           3.50                3.63
$250,000 but under $500,000           2.50                2.56
$500,000 but under $1 million         2.00                2.04

INVESTMENTS OF $1 MILLION OR MORE If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs (see page 20), you can buy Class A shares without an initial sales charge. However, there is a 1% contingent deferred sales charge (CDSC) on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see page 19).

DISTRIBUTION AND SERVICE (12B-1) FEES Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution fees of up to 0.25% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS B

IF YOU SELL YOUR SHARES WITHIN            THIS % IS DEDUCTED FROM
THIS MANY YEARS AFTER BUYING THEM         YOUR PROCEEDS AS A CDSC
-------------------------------------------------------------------------------

1 Year                                              4
2 Years                                             4
3 Years                                             3
4 Years                                             3
5 Years                                             2
6 Years                                             1
7 Years                                             0

With Class B shares, there is no initial sales charge. However, there is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see page 19). After 8 years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

MAXIMUM PURCHASE AMOUNT The maximum amount you may invest in Class B shares at one time is $249,999. We place any investment of $250,000 or more in Class A shares, since a reduced initial sales charge is available and Class A's annual expenses are lower.

RETIREMENT PLANS Class B shares are available to certain retirement plans, including IRAs (of any type), Franklin Templeton Bank & Trust 403(b) plans, and Franklin Templeton Bank & Trust qualified plans with participant or earmarked accounts, when such retirement plans are ineligible to purchase Class R shares.

DISTRIBUTION AND SERVICE (12B-1) FEES Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 1% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS C

                              THE SALES CHARGE        WHICH EQUALS
                               MAKES UP THIS %       THIS % OF YOUR
WHEN YOU INVEST THIS AMOUNT OF THE OFFERING PRICE   NET INVESTMENT
----------------------------------------------------------------------
Under $1 million                  1.00                   1.01

  WE PLACE ANY INVESTMENT OF $1 MILLION OR MORE IN CLASS A SHARES, SINCE THERE
       IS NO INITIAL SALES CHARGE AND CLASS A'S ANNUAL EXPENSES ARE LOWER.

CDSC There is a 1% contingent deferred sales charge (CDSC) on any Class C shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see page 19).

DISTRIBUTION AND SERVICE (12B-1) FEES Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 1% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - CLASS R

With Class R shares, there is no initial sales charge.

RETIREMENT PLANS Class R shares are available to the following investors:

o Qualified Retirement Plans, including 401(k), profit sharing, money purchase pension and defined benefit plans; ERISA covered 403(b)s, and; certain non-qualified deferred compensation arrangements that operate in a similar manner to Qualified plans, such as 457 plans and executive deferred compensation arrangements, with assets less than $20 million;

o ValuSelect plans and other retirement plans where Franklin Templeton Investments contracts with the plan sponsor to provide participant level recordkeeping with assets less than $10 million; and

o Investors who open a Franklin Templeton IRA Rollover with less than $1 million from a retirement plan that offered Franklin Templeton funds other than a current or former Franklin Templeton employee or as the result of a spousal rollover, a QDRO, or a rollover of assets from a same employer sponsored Franklin Templeton money purchase plan in existence prior to January 1, 2002, to a new or existing Franklin Templeton profit sharing plan.

MAXIMUM PURCHASE AMOUNT The maximum lump sum amount you may invest in Class R share IRA Rollovers is $999,999. We place any investment of $1 million or more in Class A shares since Class A's annual expenses are lower. There is no maximum purchase amount for Qualified plans.

CDSC Except for ValuSelect plans and other retirement plans where Franklin Templeton Investments contracts with the plan sponsor to provide participant level recordkeeping, there is a 1% contingent deferred sales charge (CDSC) on any Class R shares you sell within 18 months of purchase. The CDSC is applied at the plan level based on initial investment for Qualified plans. The way we calculate the CDSC is the same for each class (please see below).

DISTRIBUTION AND SERVICE (12B-1) FEES Class R has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.50% per year for the sale of Class R shares and for services provided to shareholders. Because these fees are paid out of Class R's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CONTINGENT DEFERRED SALES CHARGE (CDSC) - CLASS A, B, C & R

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions.

[Begin callout]
The HOLDING PERIOD FOR THE CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.
[End callout]

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see page 27 for exchange information).

SALES CHARGE REDUCTIONS AND WAIVERS

If you qualify for any of the sales charge reductions or waivers below, please let us know at the time you make your investment to help ensure you receive the lower sales charge.

QUANTITY DISCOUNTS We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases of Class A shares.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.
[End callout]

o CUMULATIVE QUANTITY DISCOUNT - lets you combine all of your shares in Franklin Templeton funds for purposes of calculating the sales charge. You also may combine the shares of your spouse, and your children or grandchildren, if they are under the age of 21. Certain company and retirement plan accounts also may be included.

o LETTER OF INTENT (LOI) - expresses your intent to buy a stated dollar amount of shares over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve a portion of your shares to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI.

             TO SIGN UP FOR THESE PROGRAMS, COMPLETE THE APPROPRIATE
                      SECTION OF YOUR ACCOUNT APPLICATION.

REINSTATEMENT PRIVILEGE If you sell shares of a Franklin Templeton fund, you may reinvest some or all of the proceeds within 365 days without an initial sales charge. The proceeds must be reinvested within the same share class, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

If you paid a CDSC when you sold your Class A, C or R shares, we will credit your account with the amount of the CDSC paid but a new CDSC will apply. For Class B shares reinvested in Class A, a new CDSC will not apply, although your account will not be credited with the amount of any CDSC paid when you sold your Class B shares.

Proceeds immediately placed in a Franklin Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

SALES CHARGE WAIVERS Class A shares may be purchased without an initial sales charge or CDSC by various individuals, institutions and retirement plans or by investors who reinvest certain distributions and proceeds within 365 days. Certain investors also may buy Class C shares without an initial sales charge. The CDSC for each class may be waived for certain redemptions and distributions. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at 1-800/632-2301. For information about retirement plans, you may call Retirement Services at 1-800/527-2020. A list of available sales charge waivers also may be found in the Statement of Additional Information (SAI).

GROUP INVESTMENT PROGRAM Allows established groups of 11 or more investors to invest as a group. For sales charge purposes, the group's investments are added together. There are certain other requirements and the group must have a purpose other than buying Fund shares at a discount.


[Insert graphic of a paper with lines
and someone writing] BUYING SHARES
                     -------------

MINIMUM INVESTMENTS
----------------------------------------------------------------------
                                      INITIAL          ADDITIONAL
----------------------------------------------------------------------
Regular accounts                       $1,000             $50
----------------------------------------------------------------------
Automatic investment plans            $50 ($25 for an  $50 ($25 for
                                      Education IRA)   an Education
                                                         IRA)
----------------------------------------------------------------------
UGMA/UTMA accounts                       $100             $50
----------------------------------------------------------------------
Retirement accounts including         no minimum       no minimum
Qualified plans (other than IRAs,
IRA rollovers, Education IRAs or
Roth IRAs)
----------------------------------------------------------------------
IRAs, IRA rollovers, Education IRAs      $250             $50
or Roth IRAs
----------------------------------------------------------------------
Broker-dealer sponsored wrap account     $250             $50
programs
----------------------------------------------------------------------
Full-time employees, officers,           $100             $50
trustees and directors of Franklin
Templeton entities, and their
immediate family members
----------------------------------------------------------------------

         PLEASE NOTE THAT YOU MAY ONLY BUY SHARES OF A FUND ELIGIBLE FOR
                       SALE IN YOUR STATE OR JURISDICTION.

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 25). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions.


BUYING SHARES
----------------------------------------------------------------------
                   OPENING AN ACCOUNT        ADDING TO AN ACCOUNT
----------------------------------------------------------------------
[Insert graphic
of hands shaking]
                   Contact your investment   Contact your investment
THROUGH YOUR       representative            representative
INVESTMENT
REPRESENTATIVE
----------------------------------------------------------------------
[Insert graphic    If you have another       Before requesting a
of phone and       Franklin Templeton fund   telephone or online
computer]          account with your bank    purchase into an
                   account information on    existing account,
BY PHONE/ONLINE    file, you may open a new  please make sure we
                   account by phone. At      have your bank account
(Up to $100,000    this time, a new account  information on file. If
per shareholder    may not be opened online. we do not have this
per day)                                     information, you will
                   To make a same day        need to send written
1-800/632-2301     investment, your phone    instructions with your
                   order must be received    bank's name and
franklintempleton. and accepted by us by     address, a voided check
com                1:00 p.m. Pacific time    or savings account
NOTE: CERTAIN      or the close of the New   deposit slip, and a
ACCOUNT TYPES ARE  York Stock Exchange,      signature guarantee if
NOT AVAILABLE FOR  whichever is earlier.     the bank and Fund
ONLINE ACCOUNT                               accounts do not have at
ACCESS                                       least one common owner.

                                             If you have online access,
                                             you will be able to add
                                             bank account information
                                             that we can use to process
                                             additional purchases into
                                             your Franklin Templeton
                                             account.

                                             To make a same day investment,
                                             your phone or online order
                                             must be received and accepted
                                             by us by 1:00 p.m. Pacific time
                                             or the close ofthe New York
                                             Stock Exchange, whichever is
                                             earlier.

----------------------------------------------------------------------
                   Make your check payable   Make your check payable
[Insert graphic    to Franklin Capital       to Franklin Capital
of envelope]       Growth Fund.              Growth Fund. Include
                                             your account number on
BY MAIL            Mail the check and your   the check.
                   signed application to
                   Investor Services.        Fill out the deposit
                                             slip from your account
                                             statement. If you do
                                             not have a slip,
                                             include a note with
                                             your name, the Fund
                                             name, and your account
                                             number.

                                             Mail the check and deposit
                                             slip or note to Investor
                                             Services.
----------------------------------------------------------------------
[Insert graphic    Call to receive a wire    Call to receive a wire
of three           control number and wire   control number and wire
lightning bolts]   instructions.             instructions.

                   Wire the funds and mail   To make a same day wire
                   application investment,   your signed please call
BY WIRE            to Investor Services.     us by 1:00 p.m. Pacific
                   Please include the wire   time and make sure your
1-800/632-2301     control number or your    wire arrives by 3:00
(or                new account number on     p.m.
1-650/312-2000     the application.
collect)
                   To make a same day wire
                   investment, please call
                   us by 1:00 p.m. Pacific
                   time and make sure your
                   wire arrives by 3:00
                   p.m.
----------------------------------------------------------------------
[Insert graphic    Call Shareholder          Call Shareholder
of two arrows      Services at the number    Services at the number
pointing in        below, or send signed     below or our automated
opposite           written instructions.     TeleFACTS system, or
directions]        You also may place an     send signed written
                   online exchange order.    instructions.
BY EXCHANGE        The TeleFACTS system
                   cannot be used to open a  You also may place an
                   new account.              online exchange order.
TeleFACTS(R)
1-800/247-1753     (Please see page 27 for   (Please see page 27 for
(around-the-clock  information on            information on
access)            exchanges.)               exchanges.)

franklintempleton.com
----------------------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
               SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME) OR
                         VISIT US ONLINE 24 HOURS A DAY,
                    7 DAYS A WEEK, AT FRANKLINTEMPLETON.COM


[Insert graphic of person with a headset] INVESTOR SERVICES
                                          -----------------

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include the minimum initial investment of $50 ($25 for an Education IRA) with your application.

AUTOMATIC PAYROLL DEDUCTION You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply if you reinvest your distributions within 365 days. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For Franklin Templeton Bank & Trust retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

*Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund. ValuSelect plans and other retirement plans where Franklin Templeton Investments has contracted with the plan sponsor to provide participant level recordkeeping may direct distributions to Class A shares if Class R shares are not offered by that fund.

RETIREMENT PLANS Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; add or change your bank account information (online only); change your address; add or change account services (including distribution options, systematic withdrawal plans, automatic investment plans and ordering money fund checks).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton funds within the same class*, generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund, a sales charge may apply no matter how long you have held the shares.

*Class Z shareholders of Franklin Mutual Series Fund Inc. may exchange into Class A without any sales charge.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight year period for automatic conversion to Class A shares.

For ValuSelect plans and other retirement plans where Franklin Templeton Investments has contracted with the plan sponsor to provide participant level recordkeeping, you may exchange your Class R shares for Class A shares of another Franklin Templeton fund if that fund does not offer Class R shares.

Because excessive trading can hurt fund performance, operations and shareholders, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Fund or its manager believes the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund (please see "Market Timers" on page 33).

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

[Insert graphic of a certificate] SELLING SHARES
                                  --------------

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o  you are selling more than $100,000 worth of shares

o  you want your proceeds paid to someone who is not a registered owner

o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 59 1/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.

SELLING SHARES
---------------------------------------------------------------
                      TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------------------------------
[Insert graphic of
hands shaking]
                      Contact your investment representative
THROUGH YOUR
INVESTMENT
REPRESENTATIVE
---------------------------------------------------------------
[Insert graphic of    Send written instructions and endorsed
envelope]             share certificates (if you hold share
                      certificates) to Investor Services.
BY MAIL               Corporate, partnership or trust accounts
                      may need to send additional documents.

                      Specify the Fund, the account number
                      and the dollar value or number of
                      shares you wish to sell. If you own both
                      Class A and B shares, also specify the
                      class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

                      A check will be mailed to the name(s) and
                      address on the account, or otherwise
                      according to your written instructions.
---------------------------------------------------------------
[Insert graphic of    As long as your transaction is for
phone and computer]   $100,000 or less, you do not hold share
                      certificates and you have not changed
BY PHONE/ONLINE       your address by phone or online within
                      the last 15 days, you can sell your
1-800/632-2301        shares by phone or online.

franklintempleton.com A check will be mailed to the name(s) and address on the account. Written instructions,
                      with a signature guarantee, are required to
                      send the check to another address or to
                      make it payable to another person.
---------------------------------------------------------------
[Insert graphic of    You can call, write, or visit us online
three lightning       to have redemption proceeds sent to a
bolts]                bank account. See the policies above
                      for selling shares by mail, phone, or
                      online.

BY ELECTRONIC FUNDS   Before requesting to have redemption
TRANSFER (ACH)        proceeds sent to a bank account, please
                      make sure we have your bank account
                      information on file. If we do not have this information, you will need to provide the banking instructions online at franklintemplton.com or send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the bank and Fund accounts do not have at least one common owner.

                      If we receive your request in proper
                      form by 1:00 p.m. Pacific time, proceeds
                      sent by ACH generally will be available
                      within two to three business days.
---------------------------------------------------------------
[Insert graphic of    Obtain a current prospectus for the fund
two arrows pointing   you are considering. Prospectuses are
in opposite]          available online at franklintempleton.com.
directions
BY EXCHANGE           Call Shareholder Services at the number
                      below or our automated TeleFACTS
TeleFACTS(R)          system, or send signed written
1-800/247-1753        instructions. You also may place an
(around-the-clock     exchange order online. See the policies
access)               above for selling shares by mail,
                      phone, or online.

                      If you hold share certificates, you
                      will need to return them to the Fund
                      before your exchange can be processed.
---------------------------------------------------------------

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
               SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME) OR
                         VISIT US ONLINE 24 HOURS A DAY,
                    7 DAYS A WEEK, AT FRANKLINTEMPLETON.COM

[Insert graphic of paper and pen] ACCOUNT POLICIES
                                  ----------------

CALCULATING SHARE PRICE The Fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). Each class's NAV is calculated by dividing its net assets by the number of its shares outstanding.

[Begin callout]
When you buy shares, you pay the offering price. The offering price is the NAV plus any applicable sales charge.

When you sell shares, you receive the NAV minus any applicable contingent deferred sales charge (CDSC).
[End callout]

The Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $500 ($50 for employee and UGMA/UTMA accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason.

STATEMENTS, REPORTS AND PROSPECTUSES You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.

If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 26).

INVESTMENT REPRESENTATIVE ACCOUNT ACCESS If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add/change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;
o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Add/change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

MARKET TIMERS The Fund may restrict or refuse purchases or exchanges by Market Timers. You may be considered a Market Timer if you have (i) requested an exchange or redemption out of any of the Franklin Templeton funds within two weeks of an earlier purchase or exchange request out of any fund, or (ii) exchanged or redeemed shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period. Accounts under common ownership or control with an account that is covered by (i) or (ii) also are subject to these limits.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a Market Timer by the Fund, its manager or shareholder services agent, will be issued a written notice of their status and the Fund's policies. Identified Market Timers will be required to register with the market timing desk of Franklin Templeton Investor Services, LLC, and to place all purchase, exchange and redemption trade requests through the desk. Some funds do not allow investments by Market Timers.

ADDITIONAL POLICIES Please note that the Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict or refuse any order to buy shares, including any purchase under the exchange privilege.

o The Fund may modify, suspend, or terminate telephone/online privileges at any time.

o At any time, the Fund may change its investment minimums or waive or lower its minimums for certain purchases.

o The Fund may modify or discontinue the exchange privilege on 60 days' notice.

o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, the Fund reserves the right, in the case of an emergency, to make payments in securities or other assets of the Fund, if the payment of cash proceeds by check, wire or electronic funds transfer would be harmful to existing shareholders.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

DEALER COMPENSATION Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Franklin Templeton Distributors, Inc. (Distributors) from sales charges, distribution and service (12b-1) fees and its other resources.

                                CLASS A     CLASS B    CLASS C    CLASS R
--------------------------------------------------------------------------
COMMISSION (%)                   --            4.00     2.003      1.00/5
Investment under $50,000          5.00         -        -          -
$50,000 but under $100,000        3.75         -        -          -
$100,000 but under $250,000 2.80               -        -          -
$250,000 but under $500,000       2.00         -        -          -
$500,000 but under $1
million                           1.60         -        -          -
$1 million or more           up to 1.00/1      -        -          -
12B-1 FEE TO DEALER               0.25/1       0.25/2   1.00/4     0.35/5

A dealer commission of up to 1% may be paid on Class A NAV purchases by certain retirement plans1 and on Class C NAV purchases. A dealer commission of up to 0.25% may be paid on Class A NAV purchases by certain trust companies and bank trust departments, eligible governmental authorities, and broker-dealers or others on behalf of clients participating in comprehensive fee programs.

MARKET TIMERS. Please note that for Class A NAV purchases by Market Timers, including purchases of $1 million or more, dealers are not eligible to receive the dealer commission. Dealers, however, may be eligible to receive the 12b-1 fee from the date of purchase.

1. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase.
2. Dealers may be eligible to receive up to 0.25% from the date of purchase. After 8 years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.
3. Commission includes advance of the first year's 0.25% 12b-1 service fee.
4. Dealers may be eligible to receive up to 0.25% at the time of purchase and may be eligible to receive 1% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset commission and the prepaid service fee paid at the time of purchase.
5. Dealers may be eligible to receive a 12b-1 fee of 0.35% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset commission paid at the time of purchase.
Starting in the 13th month, Distributors will receive 0.15%. Dealers may be eligible to receive the full 0.50% 12b-1 fee starting at the time of purchase if they forego the prepaid commission.

[Insert graphic of question mark] QUESTIONS
                                  ---------

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                             HOURS (PACIFIC TIME,
DEPARTMENT NAME            TELEPHONE NUMBER  MONDAY THROUGH FRIDAY)
----------------------------------------------------------------------
Shareholder Services       1-800/632-2301    5:30 a.m. to 5:00 p.m.
                                             6:30 a.m. to 2:30 p.m.(Saturday)
Fund Information           1-800/DIAL BEN    5:30 a.m. to 5:00 p.m.
                           (1-800/342-5236)  6:30 a.m. to 2:30 p.m.(Saturday)
Retirement Services        1-800/527-2020    5:30 a.m. to 5:00 p.m.
Advisor Services           1-800/524-4040    5:30 a.m. to 5:00 p.m.
FTI Institutional Services 1-800/321-8563    6:00 a.m. to 4:00 p.m.
TDD (hearing impaired)     1-800/851-0637    5:30 a.m. to 5:00 p.m.
TeleFACTS(R)(automated)    1-800/247-1753    (around-the-clock access)



FOR MORE INFORMATION

You can learn more about the Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.


FRANKLIN(R) TEMPLETON(R) INVESTMENTS
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
franklintempleton.com

You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.




Investment Company Act file #811-334                          134P 11/02


GOF STKP-7

                       SUPPLEMENT DATED JANUARY 1, 2003
      TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF EACH OF THE LISTED FUNDS

                         FRANKLIN CAPITAL GROWTH FUND

                        FRANKLIN CUSTODIAN FUNDS, INC.
                                DynaTech Series
                                 Growth Series
                                 Income Series
                               Utilities Series
                       U.S. Government Securities Series

                          FRANKLIN FEDERAL MONEY FUND

                         FRANKLIN FLOATING RATE TRUST

                             FRANKLIN GLOBAL TRUST
                    Franklin Global Aggressive Growth Fund
                          Franklin Global Growth Fund

                    FRANKLIN GOLD AND PRECIOUS METALS FUND

                          FRANKLIN HIGH INCOME TRUST
                        Franklin's AGE High Income Fund

                      FRANKLIN INVESTORS SECURITIES TRUST
              Franklin Adjustable U.S. Government Securities Fund
                     Franklin Convertible Securities Fund
                          Franklin Equity Income Fund
                   Franklin Floating Rate Daily Access Fund
          Franklin Short-Intermediate U.S. Government Securities Fund
                          Franklin Total Return Fund

                            FRANKLIN MANAGED TRUST
                        Franklin Rising Dividends Fund

                              FRANKLIN MONEY FUND

                       FRANKLIN MUTUAL SERIES FUND INC.
                              Mutual Beacon Fund
                             Mutual Discovery Fund
                             Mutual European Fund
                        Mutual Financial Services Fund
                             Mutual Qualified Fund
                              Mutual Shares Fund

                     FRANKLIN REAL ESTATE SECURITIES TRUST
                     Franklin Real Estate Securities Fund

                     FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

                           FRANKLIN STRATEGIC SERIES
                        Franklin Aggressive Growth Fund
                     Franklin Biotechnology Discovery Fund
                            Franklin Blue Chip Fund
                         Franklin Flex Cap Growth Fund
                      Franklin Global Communications Fund
                       Franklin Global Health Care Fund
                        Franklin Large Cap Growth Fund
                        Franklin Natural Resources Fund
                      Franklin Small-Mid Cap Growth Fund
                       Franklin Small Cap Growth Fund II
                        Franklin Strategic Income Fund
                           Franklin Technology Fund
                         Franklin U.S. Long-Short Fund

                   FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
                  Franklin Templeton Conservative Target Fund
                    Franklin Templeton Moderate Target Fund
                     Franklin Templeton Growth Target Fund

                        FRANKLIN TEMPLETON GLOBAL TRUST
                     Franklin Templeton Hard Currency Fund

                    FRANKLIN TEMPLETON INTERNATIONAL TRUST
                   Templeton Foreign Smaller Companies Fund
                       Templeton Global Long-Short Fund
                         Templeton Pacific Growth Fund

                      FRANKLIN TEMPLETON MONEY FUND TRUST
                         Franklin Templeton Money Fund

                        FRANKLIN VALUE INVESTORS TRUST
                    Franklin Balance Sheet Investment Fund
                         Franklin Large Cap Value Fund
                         Franklin MicroCap Value Fund
                         Franklin Small Cap Value Fund

                      TEMPLETON DEVELOPING MARKETS TRUST

                       TEMPLETON GLOBAL INVESTMENT TRUST
                     Templeton International (Ex EM) Fund
                         Templeton Latin America Fund

                     TEMPLETON GLOBAL OPPORTUNITIES TRUST

The prospectus is amended as follows:

I. YOUR ACCOUNT - SALES CHARGES - CLASS B - RETIREMENT PLANS

FOR ALL FUNDS THAT OFFER CLASS B SHARES.

"Retirement Plans" under "Your Account - Sales Charges - Class B" is replaced with the following:

 RETIREMENT PLANS Class B shares are available to retirement plans for which Franklin Templeton Bank & Trust serves as trustee or custodian, excepting DCS Plans.

 A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

 An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

 A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services.

II. YOUR ACCOUNT - SALES CHARGES - CLASS R

FOR ALL FUNDS THAT OFFER CLASS R SHARES.

The section "Your Account - Sales Charges - Class R" is replaced with the following:

 SALES CHARGES - CLASS R

 With Class R shares, there is no initial sales charge.

 RETIREMENT PLANS  Class R shares are available to the following investors:

 o Employer Sponsored Retirement Plans that are not DCS Plans;

 o DCS Plans with assets less than $10 million;

 o Investors who open a Franklin Templeton IRA Rollover with less than $1 million other than a current or former Franklin Templeton employee or as the result of a spousal rollover, a QDRO, or a rollover of assets from a same employer sponsored Franklin Templeton money purchase plan in existence prior to January 1, 2002, to a new or existing Franklin Templeton profit sharing plan; and

 o Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code of 1986, as amended.

 A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

 An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

 A "DCS  Plan"  is  an  Employer  Sponsored   Retirement  Plan  that  (i) has
 contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services.

 MAXIMUM PURCHASE AMOUNT The maximum lump sum amount you may invest in Class R share IRA Rollovers is $999,999. We place any investment of $1 million or more in Class A shares since Class A's annual expenses are lower. There is no maximum purchase amount for Qualified plans.

 CDSC  Except for Employer Sponsored  Retirement Plans that (i) are DCS Plans;
 (ii) have contracted with a Distributor's affiliate for plan trustee services; or (iii) first purchases fund shares after January 1, 2003, there is a 1% contingent deferred sales charge (CDSC) on any Class R shares sold within 18 months of purchase. The CDSC is applied at the plan level based on initial investment for Employer Sponsored Retirement Plans. The way we calculate the CDSC is the same for each class (please see below).

 DISTRIBUTION AND SERVICE (12B-1) FEES Class R has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.50% per year for the sale of Class R shares and for services provided to shareholders. Because these fees are paid out of Class R's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

III. Buying Shares - Minimum Investments

FOR ALL FUNDS

The first four items in the table under "MINIMUM INVESTMENTS" under the section "BUYING SHARES" are replaced with the following:

 MINIMUM INVESTMENTS
------------------------------------------------------------------------------
                              INITIAL                ADDITIONAL
------------------------------------------------------------------------------
 Regular accounts              $1,000                 $50
------------------------------------------------------------------------------
 Automatic investment plans   $50 ($25/1 for a       $50 ($25/1 for a
                              Coverdell Education    Coverdell Education
                              Savings Plan)          Savings Plan)
------------------------------------------------------------------------------
 UGMA/UTMA accounts           $100                  $50
------------------------------------------------------------------------------
 Employer sponsored           no minimum             no minimum/3
 retirement plans/2
------------------------------------------------------------------------------

 1. Effective July 1, 2003, the $25 minimum investment will increase to $50.

 2. Does not apply to Franklin Floating Rate Trust

 3. Effective July 1, 2003, there will be a $25 minimum investment.

IV. INVESTORS SERVICES - AUTOMATIC INVESTMENT PLAN

FOR ALL FUNDS

The  last  sentence  under  "AUTOMATIC   INVESTMENT  PLAN"  in  the  "INVESTORS
SERVICES" section is replaced with the following:

 If you are opening a new account, please include the minimum initial investment of $50 ($25/1 for a Coverdell Education Savings Plan) with your application.

 1. Effective July 1, 2003, the $25 minimum investment will increase to $50.

V. INVESTOR SERVICES - RETIREMENT PLANS

FOR ALL FUNDS

The callout is replaced with the following:
-------------------------------------------------------------------------------
For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.

VI. INVESTOR SERVICES - DISTRIBUTION OPTIONS

FOR ALL FUNDS THAT OFFER CLASS B AND/OR CLASS C AND/OR CLASS R SHARES

The footnote to the section is replaced with the following:

 *Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund. DCS Plans may direct distributions to Class A shares if Class R shares are not offered by that fund.

VII. INVESTOR SERVICES - EXCHANGE PRIVILEGE

FOR ALL FUNDS THAT OFFER CLASS R SHARES

The  paragraph  beginning  with  "For  ValuSelect   plans..."  under  "EXCHANGE
PRIVILEGE" in the "INVESTOR SERVICES" section is replaced with the following:

 DCS Plans may exchange Class R shares for Class A shares of another Franklin Templeton fund if that fund does not offer Class R shares.

VIII. DEALER COMPENSATION TABLE

FOR THE FOLLOWING FUNDS: TEMPLETON GLOBAL BOND FUND, FRANKLIN'S AGE HIGH INCOME FUND, FRANKLIN TOTAL RETURN FUND, FRANKLIN STRATEGIC INCOME FUND, FRANKLIN STRATEGIC MORTGAGE PORTFOLIO, U.S. GOVERNMENT SECURITIES SERIES, INCOME SERIES, AND UTILITIES SERIES

 The first five items under "COMMISSION" in the "CLASS A" column of the table under the section "DEALER COMPENSATION" are replaced with the following:

                                        CLASS A
-------------------------------------------------------------------------------
 Commission (%)                           --
 Investment under $100,000               4.00
 $100,000 but under $250,000             2.80
 $250,000 but under $500,000             2.00
 $500,000 but under $1 million           1.60

IX. FOOTNOTES TO THE DEALER COMPENSATION TABLE

FOR ALL FUNDS, EXCEPT FRANKLIN FEDERAL MONEY FUND, FRANKLIN MONEY FUND AND FRANKLIN TEMPLETON MONEY FUND

THE FOOTNOTES TO THE DEALER COMPENSATION TABLE ARE REVISED AS FOLLOWS:

 A. ADD THE FOLLOWING SENTENCE TO FOOTNOTE 1: For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

 B. ADD THE FOLLOWING SENTENCE TO THE FOOTNOTE TO CLASS C COMMISSION: For purchases at NAV, Distributors will not pay a prepaid commission.

 C. ADD  THE  FOLLOWING  SENTENCE  TO THE  FOOTNOTE  TO  CLASS C  12B-1 FEE TO
 DEALER: For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

 D. REVISE THE LAST SENTENCE TO THE FOOTNOTE TO CLASS R: Dealers may be eligible to receive the full 0.50% 12b-1 fee starting at the time of purchase if Distributors did not pay a prepaid commission.

               Please keep this supplement for future reference









































Prospectus

Franklin
Capital
Growth Fund

ADVISOR CLASS




NOVEMBER 1, 2002



[Insert Franklin Templeton Investments logo]

The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

THE FUND

[Begin callout]
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING
[End callout]

 2    Goals and Strategies

 4    Main Risks

 7    Performance

 9    Fees and Expenses

10    Management

11    Distributions and Taxes

13    Financial Highlights

YOUR ACCOUNT

[Begin callout]
INFORMATION ABOUT QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND SERVICES [End callout]

14    Qualified Investors


16    Buying Shares

18    Investor Services

22    Selling Shares

24    Account Policies

28    Questions

FOR MORE INFORMATION

[Begin callout]
Where to learn more about the Fund
[End callout]

      Back Cover


THE FUND

PRIOR TO MAY 1, 2002, THE FUND'S NAME WAS FRANKLIN GROWTH AND INCOME FUND.

[Insert graphic of bullseye and arrows] GOALS AND STRATEGIES
                                        --------------------


GOALS The Fund's principal investment goal is capital appreciation. Its secondary goal is to provide current income return through the receipt of dividends or interest from its investments.

MAIN INVESTMENT STRATEGIES Under normal market conditions, the Fund invests primarily in equity securities of companies that trade on a securities exchange or in the over-the-counter market. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company's business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities.

The Fund may invest in securities of companies of any size market capitalization (share price multiplied by the number of common shares outstanding), including a significant portion of its assets in companies falling within the small-cap (less than $1.5 billion) and mid-cap (less than $8 billion) ranges. The Fund, however, does not intend to invest more than 25% of its total assets in small-cap companies. The Fund may invest a portion of its assets in foreign securities.

In addition to the Fund's main investments, and depending upon current market conditions, the Fund may invest a portion of its total assets in other securities, including debt securities and convertible securities. A debt security represents an obligation of the issuer to repay a loan of money to it and generally pays interest to the holder. Bonds, notes and debentures are examples of debt securities. Convertible securities have characteristics of both debt securities (which is generally the form in which they are first issued) and equity securities (into which they can be converted).

[Begin callout]
The Fund invests primarily in common stocks of companies of various sizes. [End callout]

The Fund's manager is a research driven, fundamental investor, pursuing a growth strategy. As a "bottom-up" investor focusing primarily on individual securities, the manager chooses companies that it believes are positioned for above-average growth in revenues, earnings or assets. The manager relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages that are likely to lead to growth in earnings and/or share price. Advantages such as a particular market niche, proven technology, sound financial records, strong management, and industry leadership are all factors the manager believes point to strong growth potential.

In choosing individual equity investments, the Fund's manager also considers sectors that have growth potential and fast growing, innovative companies within these sectors. Consequently, the Fund, from time to time, may have significant positions in particular sectors such as technology.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term U.S. government securities, commercial paper, bank obligations, repurchase agreements and other money market instruments. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goals.

[Insert graphic of chart with line going up and down] MAIN RISKS
                                                      ----------

[Begin callout]
Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. This means you could lose money over short or even extended periods.
[End callout]

STOCKS Stocks historically have outperformed other types of investments over the long term. Individual stock prices, however, tend to go up and down more dramatically. These price movements may result from factors affecting individual companies or industries, or the securities market as a whole.

SECTOR FOCUS Although the manager does not expect to concentrate the Fund's investments in any one sector, it may from time to time allocate more of the Fund's portfolio holdings to a particular sector. To the extent that the Fund has significant investments in one or a few sectors, it is subject to more risk than a fund that maintains broad sector diversification. A significant portion of the Fund's investments may from time to time be in the following industries:

TECHNOLOGY COMPANY stocks can be subject to abrupt or erratic price movements and have been volatile, especially over the short term, due to the rapid pace of product change and development affecting such companies. Technology companies are subject to significant competitive pressures, such as new market entrants, aggressive pricing and tight profit margins. In addition, the prices of technology issuers may be influenced not only by developments relating to the company, but also to factors that affect the sector, even if those factors are not really relevant to the company.

Technology companies have not traditionally paid significant dividends. Therefore, to the extent that the Fund's portfolio is heavily weighted in this sector, it will not produce much income, although it is likely to produce income on a level similar to that of comparable funds.

ELECTRONIC TECHNOLOGY AND TECHNOLOGY SERVICE COMPANIES These companies also face the risks that new services, equipment or technologies will not be accepted by consumers and businesses or will become rapidly obsolete. These factors can affect the profitability of technology companies and, as a result, the value of their securities. In addition, many Internet-related companies are in the emerging stage of development and are particularly vulnerable to the risks that their business plans will not develop as anticipated and of rapidly changing technologies.

HEALTH TECHNOLOGY COMPANIES The health technology industry is subject to extensive government regulation and characterized by competition and rapid technological developments. As these factors impact this industry, the value of your shares may fluctuate significantly over relatively short periods of time.

FINANCIAL SERVICES COMPANIES To the extent that the Fund has significant investments in financial services companies, general market and economic conditions as well as other risks specific to the financial services industry will impact the Fund's investments and its performance. For example, increases in interest rates can have a negative effect on the profitability of financial services companies. Financial services companies are subject to extensive government regulation, which tends to limit not only the amount and types of loans and other financial commitments a financial services company can make, but also the interest rates and fees it can charge. These limitations can have a significant impact on the profitability of a financial services company.

SMALLER COMPANIES While smaller companies may offer substantial opportunities for capital growth, they also involve substantial risks and should be considered speculative. Historically, smaller company securities have been more volatile in price than larger company securities, especially over the short term. Among the reasons for the greater price volatility are the less certain growth prospects of smaller companies, the lower degree of liquidity in the markets for such securities, and the greater sensitivity of smaller companies to changing economic conditions.

In addition, smaller companies may lack depth of management, be unable to generate funds necessary for growth or development, or be developing or marketing new products or services for which markets are not yet established and may never become established. Increases in interest rates also may have a negative effect on smaller companies because these companies may find it more difficult to obtain credit to expand, or may have more difficulty meeting interest payments.

FOREIGN SECURITIES Investing in foreign securities typically involves more risks than investing in U.S. securities. These risks can increase the potential for losses in the Fund and may include, among others, currency risks (fluctuations in currency exchange rates and the new euro currency), country risks (political, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility.

INCOME Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall. In addition, the Fund's distributions will be affected by the dividend paying characteristics of the equity securities in its portfolio.

INTEREST RATE When interest rates rise, debt security prices fall. The opposite is also true: debt security prices rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

[Begin callout]
Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal. [End callout]
[Insert graphic of a bull and a bear] PERFORMANCE
                                      -----------

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the past 10 calendar years. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results.

ADVISOR CLASS ANNUAL TOTAL RETURNS/1,2

[Insert bar graph]

3.59% 8.53% -1.38% 32.94% 22.96% 28.32% 13.48%  52.76%  0.74%  -22.87%
----------------------------------------------------------------------
92    93    94     95     96     97     98      99      00     01
                                      YEAR

[Begin callout]
BEST
QUARTER:
Q4  '99  37.25%

WORST
QUARTER:
Q3  '01  -21.27%
[End callout]


AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2001

                                       1 YEAR    5 YEARS  10 YEARS
--------------------------------------------------------------------
Franklin Capital Growth Fund -
Advisor Class/2
Return Before Taxes                   -22.87%    11.57%    12.10%
Return After Taxes on Distributions   -23.12%     9.73%     9.63%
Return After Taxes on Distributions   -13.86%     9.08%     9.08%
and Sale of Fund Shares
S&P 500 Index/3                       -11.88%    10.70%    12.93%
Russell 1000 Index/4                  -12.45%    10.50%    12.84%
(indices reflect no deduction for
fees, expenses, or taxes)


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

1. As of September 30, 2002, the Fund's year-to-date return was 30.41%.
2. Effective January 1, 1997, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 1, 1997, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after January 1, 1997, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

3. Source: Standard & Poor's Micropal. The unmanaged S&P 500(R) Index is a group of widely held common stocks covering a variety of industries. It includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.
4. Source: Standard & Poor's Micropal. The unmanaged Russell 1000 Index measures the stock performance of 1000 of the largest U.S. companies. It includes reinvested dividends. The Fund considers the Russell 1000 Index its benchmark as its composition provides a more appropriate comparison to the Fund's current and past portfolio. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

 [Insert graphic of percentage sign] FEES AND EXPENSES
                                     -----------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                     ADVISOR CLASS
----------------------------------------------------------------------
Maximum sales charge (load) imposed on purchases         None

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                     ADVISOR CLASS
----------------------------------------------------------------------
Management fees                                          0.46%
Distribution and service (12b-1) fees                    None
Other expenses                                           0.26%
                                                  --------------------
Total annual Fund operating expenses                     0.72%
Management fee reduction/1                              -0.03%
                                                  --------------------
Net annual Fund operating expenses/1                     0.69%
                                                  ====================

1. The manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

EXAMPLE

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

o You invest $10,000 for the periods shown;
o Your investment has a 5% return each year;
o The Fund's operating expenses remain the same; and
o You sell your shares at the end of the periods shown.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

      1 YEAR    3 YEARS   5 YEARS   10 YEARS
-------------------------------------------------------------------------------
      $70       $221      $384      $859

[Insert graphic of briefcase] MANAGEMENT
                              ----------

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $247 billion in assets.

The team responsible for the Fund's management is:

SERENA PERIN VINTON CFA, VICE PRESIDENT OF ADVISERS
Ms. Vinton has been a manager of the Fund since 1996. She joined Franklin Templeton Investments in 1991.

EDWARD D. PERKS CFA, VICE PRESIDENT of Advisers
Mr. Perks has been a manager of the Fund since 2000. He joined Franklin Templeton Investments in 1992.

CONRAD B. HERRMANN CFA, SENIOR VICE PRESIDENT OF ADVISERS
Mr. Herrmann has been a manager of the Fund since 1993. He joined Franklin Templeton Investments in 1989.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended June 30, 2002, management fees, before any reduction, were 0.46% of the Fund's average net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.43% of its average net assets to the manager for its services. This reduction is required by the Fund's Board of Trustees and an exemptive order by the Securities and Exchange Commission.

[Insert graphic of dollar
signs and stacks of coins] DISTRIBUTIONS AND TAXES
                           -----------------------

INCOME AND CAPITAL GAIN DISTRIBUTIONS The Fund intends to pay an income dividend from its net investment income at least annually. Capital gains, if any, may be distributed at least annually. The amount of any distributions will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions.

AVOID "BUYING A DIVIDEND" If you invest in the Fund shortly before it makes a capital gain distribution, you may receive some of your investment back in the form of a taxable distribution.

TAX CONSIDERATIONS In general, if you are a taxable investor, Fund distributions are taxable to you as either ordinary income or capital gains. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Any capital gains the Fund distributes are taxable as long-term capital gains no matter how long you have owned your shares. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year.

BACKUP WITHHOLDING By law, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

o   provide your correct social security or taxpayer identification number,
o   certify that this number is correct,
o   certify that you are not subject to backup withholding, and
o   certify that you are a U.S. person (including a U.S. resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 30% of any distributions or proceeds paid in calendar years 2002 or 2003.

When you sell your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale.

Fund distributions and gains from the sale of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding or estate tax, and are subject to special U.S. tax certification requirements. You should consult your tax advisor about the federal, state, local or foreign tax consequences of your investment in the Fund.

[Insert graphic of dollar bill] FINANCIAL HIGHLIGHTS

This table presents the financial performance for Advisor Class for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

ADVISOR CLASS                                  YEAR ENDED JUNE 30,
--------------------------------------------------------------------------
                                     2002     2001   2000    1999   1998
--------------------------------------------------------------------------
PER SHARE DATA ($)
Net asset value, beginning of          12.07  17.04   11.68  11.00  10.17
year
                                  ----------------------------------------
  Net investment income/1                .06    .07     .04    .08    .07
  Net realized and unrealized          (3.05) (3.95)   5.91   1.25   2.08
gains (losses)

                                  ----------------------------------------
Total from investment operations      (2.99) (3.88)    5.95   1.33   2.15
                                  ----------------------------------------
Less distributions from:
  Net investment income                (.04)  (.07)   (.02)  (.07)  (.07)
  Net realized gains                   (.05) (1.02)   (.57)  (.58) (1.25)
  Tax return of capital                (.01)      -       -      -      -
                                  ----------------------------------------
Total distributions                    (.10) (1.09)   (.59)  (.65) (1.32)
                                  ----------------------------------------
Net asset value, end of year           $8.98 $12.07  $17.04 $11.68 $11.00
                                  ========================================
Total return (%)                     (24.95) (23.59)  52.52  13.22  22.61

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year ($x         $43,422 $45,139  $12,603 $7,327 16,911
1,000)
Ratios to average net assets: (%)
  Expenses                               .69    .65     .67    .70    .69
  Net investment income                  .58    .55     .30    .80    .71
Portfolio turnover rate (%)            54.28  46.19   49.30  45.99   38.0


1. Based on average shares outstanding effective year ended June 30, 1999.

YOUR ACCOUNT

[Insert graphic of pencil marking an X] QUALIFIED INVESTORS
                                        -------------------

The following investors may qualify to buy Advisor Class shares of the Fund.

o Qualified registered investment advisors with clients invested in any series of Franklin Mutual Series Fund Inc. on October 31, 1996, or who buy through a broker-dealer or service agent who has an agreement with Franklin Templeton Distributors, Inc. (Distributors). Minimum investments: $1,000 initial and $50 additional.

o Broker-dealers, registered investment advisors or certified financial planners who have an agreement with Distributors for clients participating in comprehensive fee programs. Minimum investments: $250,000 initial ($100,000 initial for an individual client) and $50 additional.

o Officers, trustees, directors and full-time employees of Franklin Templeton Investments and their immediate family members. Minimum investments: $100 initial ($50 for accounts with an automatic investment plan) and $50 additional.

o Each series of the Franklin Templeton Fund Allocator Series. Minimum investments: $1,000 initial and $1,000 additional.

[Begin callout]
FRANKLIN TEMPLETON FUNDS include all of the U.S. registered mutual funds of Franklin Templeton Investments, except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.
[End callout]

o Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum investments: $1 million initial investment in Advisor Class or Class Z shares of any Franklin Templeton fund and $50 additional.

o Accounts managed by Franklin Templeton Investments. Minimum investments: No initial minimum and $50 additional.

o The Franklin Templeton Profit Sharing 401(k) Plan. Minimum investments: No initial or additional minimums.

o Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the Internal Revenue Code, including salary reduction plans qualified under section 401(k) of the Internal Revenue Code, and that are sponsored by an employer (i) with at least 10,000 employees, or (ii) with retirement plan assets of $100 million or more. Minimum investments: No initial or additional minimums.

o Trust companies and bank trust departments initially investing in Franklin Templeton funds at least $1 million of assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. Minimum investments: No initial or additional minimums.

o Individual investors. Minimum investments: $5 million initial and $50 additional. You may combine all of your shares in Franklin Templeton funds for purposes of determining whether you meet the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund.

o Any other investor, including a private investment vehicle such as a family trust or foundation, who is a member of an established group of 11 or more investors. Minimum investments: $5 million initial and $50 additional. For minimum investment purposes, the group's investments are added together. The group may combine all of its shares in Franklin Templeton funds for purposes of determining whether it meets the $5 million minimum, as long as $1 million is in Advisor Class or Class Z shares of any Franklin Templeton fund. There are certain other requirements and the group must have a purpose other than buying Fund shares without a sales charge.

Please note that Advisor Class shares of the Fund generally are not available to retirement plans through Franklin Templeton's ValuSelect(R) program. Retirement plans in the ValuSelect program before January 1, 1998, however, may invest in the Fund's Advisor Class shares.

[Insert graphic of a paper with lines and someone writing]
BUYING SHARES
-------------

ACCOUNT APPLICATION If you are opening a new account, please complete and sign the enclosed account application. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services" on page 18). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions.


BUYING SHARES
----------------------------------------------------------------------
                   OPENING AN ACCOUNT        ADDING TO AN ACCOUNT
----------------------------------------------------------------------
[Insert graphic
of hands shaking]
                   Contact your investment   Contact your investment
THROUGH YOUR       representative            representative
INVESTMENT
REPRESENTATIVE
----------------------------------------------------------------------
[Insert graphic    If you have another       Before requesting a
of phone and       Franklin Templeton fund   telephone or online
computer]          account with your bank    purchase into an
                   account information on    existing account,
BY PHONE/ONLINE    file, you may open a new  please make sure we
                   account by phone. At      have your bank account
(Up to $100,000    this time, a new account  information on file. If
per shareholder    may not be opened online. we do not have this
per day)                                     information, you will
                   To make a same day        need to send written
1-800/632-2301     investment, your phone    instructions with your
                   order must be received    bank's name and
franklintempleton. and accepted by us by     address, a voided check
com                1:00 p.m. Pacific time    or savings account
                   or the close of the New   deposit slip, and a
                   York Stock Exchange,      signature guarantee if
NOTE: CERTAIN      whichever is earlier.     the bank and Fund
ACCOUNT TYPES ARE                            accounts do not have at
NOT AVAILABLE FOR                            least one common owner.
ONLINE ACCOUNT
ACCESS                                       If you have online
                                             access, you will be able
                                             to add** or change bank
                                             account information that
                                             we can use to process
                                             additional purchases
                                             into your Franklin
                                             Templeton account.

                                             To make a same day investment,
                                             phone or online order
                                             must be received and accepted
                                             by us by 1:00 p.m. Pacific
                                             time or the close of
                                             the New York Stock
                                             Exchange, whichever is
                                             earlier.

-------------------------------------------------------------------------
                   Make your check payable   Make your check payable
[Insert graphic    to Franklin Capital       to Franklin Capital
of envelope]       Growth Fund.              Growth Fund. Include
                                             your account number on
BY MAIL            Mail the check and your   the check.
                   signed application to
                   Investor Services.        Fill out the deposit
                                             slip from your account
                                             statement. If you do
                                             not have a slip,
                                             include a note with
                                             your name, the Fund
                                             name, and your account
                                             number.

                                             Mail the check and deposit
                                             slip or note to Investor
                                             Services.
------------------------------------------------------------------------
[Insert graphic    Call to receive a wire    Call to receive a wire
of three           control number and wire   control number and wire
lightning bolts]   instructions.             instructions.

                   Wire the funds and mail   To make a same day wire your
                   application investment,   signed please call
BY WIRE            to Investor Services.     us by 1:00 p.m. Pacific
                   Please include the wire   time and make sure your
1-800/632-2301     control number or your    wire arrives by 3:00
(or                new account number on     p.m.
1-650/312-2000     the application.
collect)
                   To make a same day wire
                   investment, please call
                   us by 1:00 p.m. Pacific
                   time and make sure your
                   wire arrives by 3:00
                   p.m.

----------------------------------------------------------------------
[Insert graphic    Call Shareholder          Call Shareholder
of two arrows      Services at the number    Services at the number
pointing in        below, or send signed     below, or send signed
opposite           written instructions.     written instructions.
directions]        You also may place an     You also may place an
                   online exchange order.    online exchange order.
BY EXCHANGE
                   (Please see page 20 for   (Please see page 20 for
franklintempleton. information on            information on
com                exchanges.)               exchanges.)
----------------------------------------------------------------------
**These online services should be available in December 2002.


             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)
OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT FRANKLINTEMPLETON.COM


[Insert graphic of person with headset] INVESTOR SERVICES
-------------------------------------------------------------------------------

AUTOMATIC INVESTMENT PLAN This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com** or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

AUTOMATIC PAYROLL DEDUCTION You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

DISTRIBUTION OPTIONS You may reinvest distributions you receive from the Fund in an existing account in the same share class of the Fund or in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must qualify to buy that fund's Advisor Class shares. For distributions reinvested in Class A shares of another Franklin Templeton fund, initial sales charges and contingent deferred sales charges (CDSCs) will not apply if you reinvest your distributions within 365 days. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

[Begin callout]
For Franklin Templeton Bank & Trust retirement plans, special forms may be needed to receive distributions in cash. Please call 1-800/527-2020 for information.
[End callout]

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

RETIREMENT PLANS Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at 1-800/527-2020.

TELEFACTS(R) Our TeleFACTS system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available from touch-tone phones at 1-800/247-1753. For a free TeleFACTS brochure, call 1-800/DIAL BEN.

TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; add or change your bank account information (online only)**; change your address; add or change account services (including distribution options, systematic withdrawal plans, and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton's electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds' prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. OF COURSE, YOU CAN DECLINE TELEPHONE BUY, SELL, OR EXCHANGE PRIVILEGES ON YOUR ACCOUNT APPLICATION, OR CHOOSE NOT TO REGISTER FOR ONLINE PRIVILEGES. IF YOU HAVE TELEPHONE/ONLINE PRIVILEGES ON YOUR ACCOUNT AND WANT TO DISCONTINUE THEM, PLEASE CONTACT US FOR INSTRUCTIONS. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

NOTE: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

EXCHANGE PRIVILEGE You can exchange shares between most Franklin Templeton funds within the same class. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Fund Inc.

[Begin callout]
An EXCHANGE is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.
[End callout]

If you do not qualify to buy Advisor Class shares of Templeton Developing Markets Trust or Templeton Foreign Fund, you also may exchange your shares for Class A shares of those funds (without any sales charge)* or for shares of Templeton Institutional Funds, Inc.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

Because excessive trading can hurt fund performance, operations and shareholders, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange, or restrict or refuse purchases if (i) the Fund or its manager believes the Fund would be harmed or unable to invest effectively, or (ii) the Fund receives or anticipates simultaneous orders that may significantly affect the Fund (please see "Market Timers" on page 26).

*If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you otherwise qualify to buy the fund's Advisor Class shares.

SYSTEMATIC WITHDRAWAL PLAN This plan allows you to automatically sell your shares and receive regular payments from your account. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com** or complete the appropriate section of your application.

**These online services should be available in December 2002.

[Insert graphic of a certificate] SELLING SHARES
                                  --------------

You can sell your shares at any time.

SELLING SHARES IN WRITING Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

[Begin callout]
A SIGNATURE GUARANTEE helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.
[End callout]

o you are selling more than $100,000 worth of shares

o you want your proceeds paid to someone who is not a registered owner

o you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

SELLING RECENTLY PURCHASED SHARES If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more. A certified or cashier's check may clear in less time.

REDEMPTION PROCEEDS Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency. Redemption proceeds may be delayed if we have not yet received your signed account application.

RETIREMENT PLANS You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under age 59 1/2, tax penalties may apply. Call Retirement Services at 1-800/527-2020 for details.

SELLING SHARES
---------------------------------------------------------------
                       TO SELL SOME OR ALL OF YOUR SHARES
---------------------------------------------------------------
[Insert graphic of
hands shaking]
                      Contact your investment representative
THROUGH YOUR
INVESTMENT
REPRESENTATIVE
---------------------------------------------------------------
[Insert graphic of    Send written instructions and endorsed
envelope]             share certificates (if you hold share
                      certificates) to Investor Services.
BY MAIL               Corporate, partnership or trust accounts
                      may need to send additional documents.

                      Specify the Fund, the account number
                      and the dollar value or number of
                      shares you wish to sell. Be sure to
                      include all necessary signatures and
                      any additional documents, as well as
                      signature guarantees if required.

                      A check will be mailed to the name(s)
                      and address on the account, or
                      otherwise according to your written
                      instructions.
---------------------------------------------------------------
[Insert graphic of    As long as your transaction is for
phone and computer]   $100,000 or less, you do not hold share
                      certificates and you have not changed
BY PHONE/ONLINE       your address by phone or online within
                      the last 15 days, you can sell your
1-800/632-2301        shares by phone or online.

franklintempleton.com A check will be mailed to the name(s)
                      and address on the account. Written
                      instructions, with a signature guarantee,
                      are required to send the check to another
                      address or tomake it payable to another
                      person.
---------------------------------------------------------------
[Insert graphic  of   You can call, write, or visit us online
three lightning       to have redemption proceeds sent to a
bolts]                bank account. See the policies above
                      for selling shares by mail, phone, or
                      online.

                      Before requesting to have redemption
BY ELECTRONIC FUNDS   proceeds sent to a bank account, please
TRANSFER (ACH)        make sure we have your bank account
                      information on file. If we do not have
                      this information, you will need to provide the banking instructions online** at franklintempleton.com or send written instructions with your bank's name and address, a voided check or savings account deposit slip, and a signature guarantee if the bank and Fund accounts do not have at least one common owner.

                      If we receive your request in proper
                      form by 1:00 p.m. Pacific time, proceeds
                      sent by ACH generally will be available
                      within two to three business days.
---------------------------------------------------------------
[Insert graphic of    Obtain a current prospectus for the the fund
wo arrows pointing    you are considering. Prospectuses are
in opposite           available online at franklintempleton.com.
directions]
                      Call Shareholder Services at the number
BY EXCHANGE           below or send signed written
                      instructions. You also may place an
                      exchange order online. See the policies
                      above for selling shares by mail,
                      phone, or online.

                      If you hold share certificates, you
                      will need to return them to the Fund
                      before your exchange can be processed.
---------------------------------------------------------------
**These online services should be available in December 2002.

             FRANKLIN TEMPLETON INVESTOR SERVICES P.O. BOX 997151,
                            SACRAMENTO, CA 95899-9983
                        CALL TOLL-FREE: 1-800/632-2301
          (MONDAY THROUGH FRIDAY 5:30 A.M. TO 5:00 P.M., PACIFIC TIME
                SATURDAY 6:30 A.M. TO 2:30 P.M., PACIFIC TIME)
OR VISIT US ONLINE 24 HOURS A DAY, 7 DAYS A WEEK, AT FRANKLINTEMPLETON.COM


[Insert graphic of paper and pen] ACCOUNT POLICIES
                                  ----------------

CALCULATING SHARE PRICE The Fund calculates the net asset value per share (NAV) each business day at the close of trading on the New York Stock Exchange (normally 1:00 p.m. Pacific time). The NAV for Advisor Class is calculated by dividing its net assets by the number of its shares outstanding.

The Fund's assets are generally valued at their market value. If market prices are unavailable, or if an event occurs after the close of the trading market that materially affects the values, assets may be valued at their fair value. If the Fund holds securities listed primarily on a foreign exchange that trades on days when the Fund is not open for business, the value of your shares may change on days that you cannot buy or sell shares.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

ACCOUNTS WITH LOW BALANCES If the value of your account falls below $500 ($50 for employee accounts) because you sell some of your shares, we may mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we may close your account and mail the proceeds to the address of record.

STATEMENTS, REPORTS AND PROSPECTUSES You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at 1-800/632-2301. At any time you may view current prospectuses and financial reports on our website.

If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Telephone/Online Privileges" on page 19).

INVESTMENT REPRESENTATIVE ACCOUNT ACCESS If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

STREET OR NOMINEE ACCOUNTS You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Franklin Templeton Distributors, Inc. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

JOINT ACCOUNTS Unless you specify a different registration, accounts with two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to a joint account, all owners must agree in writing, regardless of the law in your state.

JOINT ACCOUNT RISK WITH TELEPHONE/ONLINE PRIVILEGES You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that ANY ONE REGISTERED OWNER ON YOUR ACCOUNT, ACTING ALONE AND WITHOUT THE CONSENT OF ANY OTHER REGISTERED OWNER, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

o Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner's signature to redeem shares;

o Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;

o Add**/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;

o Purchase Fund shares by debiting a bank account that may be owned by you; and

o Add**/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

MARKET TIMERS The Fund may restrict or refuse purchases or exchanges by Market Timers. You may be considered a Market Timer if you have (i) requested an exchange or redemption out of any of the Franklin Templeton funds within two weeks of an earlier purchase or exchange request out of any fund, or (ii) exchanged or redeemed shares out of any of the Franklin Templeton funds more than twice within a rolling 90 day period. Accounts under common ownership or control with an account that is covered by (i) or (ii) also are subject to these limits.

Anyone, including the shareholder or the shareholder's agent, who is considered to be a Market Timer by the Fund, its manager or shareholder services agent, will be issued a written notice of their status and the Fund's policies. Identified Market Timers will be required to register with the market timing desk of Franklin Templeton Investor Services, LLC, and to place all purchase, exchange and redemption trade requests through the desk. Some funds do not allow investments by Market Timers.

ADDITIONAL POLICIES Please note that the Fund maintains additional policies and reserves certain rights, including:

o The Fund may restrict or refuse any order to buy shares, including any purchase under the exchange privilege.

o The Fund may modify, suspend, or terminate telephone/online privileges at any time.

o At any time, the Fund may change its investment minimums or waive or lower its minimums for certain purchases.

o  The Fund may modify or discontinue the exchange privilege on 60 days' notice.

o You may only buy shares of a fund eligible for sale in your state or jurisdiction.

o In unusual circumstances, we may temporarily suspend redemptions, or postpone the payment of proceeds, as allowed by federal securities laws.

o For redemptions over a certain amount, the Fund reserves the right, in the case of an emergency, to make payments in securities or other assets of the Fund, if the payment of cash proceeds by check, wire or electronic funds transfer would be harmful to existing shareholders.

o To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.


DEALER COMPENSATION Qualifying dealers who sell Advisor Class shares may receive up to 0.25% of the amount invested. This amount is paid by Franklin Templeton Distributors, Inc. from its own resources.

**These online services should be available in December 2002.

[Insert graphic of question mark] QUESTIONS
                                  ---------

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-9983. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

                                              HOURS (PACIFIC TIME,
DEPARTMENT NAME            TELEPHONE NUMBER   MONDAY THROUGH FRIDAY)
----------------------------------------------------------------------
Shareholder Services       1-800/632-2301     5:30 a.m. to 5:00 p.m.
                                              6:30 a.m. to 2:30 p.m. (Saturday)
Fund Information           1-800/DIAL BEN     5:30 a.m. to 5:00 p.m.
                           (1-800/342-5236)   6:30 a.m. to 2:30 p.m. (Saturday)
Retirement Services        1-800/527-2020     5:30 a.m. to 5:00 p.m.
Advisor Services           1-800/524-4040     5:30 a.m. to 5:00 p.m.
FTI Institutional Services 1-800/321-8563     6:00 a.m. to 4:00 p.m.
TDD (hearing impaired)     1-800/851-0637     5:30 a.m. to 5:00 p.m.
TeleFACTS(R)(automated)    1-800/247-1753     (around-the-clock access)


FOR MORE INFORMATION

You can learn more about the Fund in the following documents:

ANNUAL/SEMIANNUAL REPORT TO SHAREHOLDERS

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and the auditor's report.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report online at franklintempleton.com.

FRANKLIN(R) TEMPLETON(R) INVESTMENTS
1-800/DIAL BEN(R) (1-800/342-5236)
TDD (Hearing Impaired) 1-800/851-0637
franklintempleton.com

You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, D.C. (phone 1-202/942-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, D.C. 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov.



Investment Company Act file #811-334                           134 PA 11/02











o FSS1 PA-1

                         SUPPLEMENT DATED MARCH 15, 2003
                  TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF

                 FRANKLIN CAPITAL GROWTH FUND - ADVISOR CLASS

               FRANKLIN STRATEGIC SERIES (FSS1) - ADVISOR CLASS
       (Franklin Aggressive Growth Fund, Franklin Large Cap Growth Fund, Franklin Small Cap Growth Fund II and Franklin Small-Mid Cap Growth Fund)

The prospectus is amended as follows:

I. The eighth bullet point under the section "Qualified Investors" is replaced with the following:

 o Defined contribution plans such as employer stock, bonus, pension or profit sharing plans that meet the requirements for qualification under section 401 of the Internal Revenue Code, including salary reduction plans qualified under section 401(k) of the Internal Revenue Code, and that are sponsored by an employer (i) with at least 10,000 employees, (ii) with retirement plan assets of $100 million or more, or (iii) with retirement plan assets of $20 million or more and who has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services or is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services. Minimum investments: No initial or additional minimums.

II. The following paragraph is added to the section "Qualified Investors":

 o Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code of 1986, as amended, provided that Distributors or an affiliate of Distributors has entered into a contract with the state sponsor of the program to provide certain services relating to the operation of the program. Minimum investments: No initial or additional minimums.

               Please keep this supplement for future reference.



































Annual Report

[GRAPHIC OMITTED]

                                                                   JUNE 30, 2002


FRANKLIN CAPITAL GROWTH FUND
(FORMERLY FRANKLIN GROWTH AND INCOME FUND)


WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
--------------------------------------------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.


[LOGO OMITTED]
FRANKLIN[REGISTRATION MARK] TEMPLETON[REGISTRATION MARK] INVESTMENTS

  THANK YOU FOR INVESTING WITH
        FRANKLIN TEMPLETON. WE
    ENCOURAGE OUR INVESTORS TO
          MAINTAIN A LONG-TERM
 PERSPECTIVE AND REMEMBER THAT
   ALL SECURITIES MARKETS MOVE
       BOTH UP AND DOWN, AS DO
  MUTUAL FUND SHARE PRICES. WE
  APPRECIATE YOUR PAST SUPPORT
   AND LOOK FORWARD TO SERVING
  YOUR INVESTMENT NEEDS IN THE
                  YEARS AHEAD.


[PHOTO OMITTED]

SERENA PERIN VINTON, CFA
PORTFOLIO MANAGER
FRANKLIN CAPITAL GROWTH FUND


EDELIVERY DETAILS:
Log on at franklintempleton.com and click on Experience eDelivery. Shareholders who are registered at franklintempleton.com can receive these reports via email. Not all accounts are eligible for eDelivery.

SHAREHOLDER LETTER


--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN CAPITAL GROWTH FUND (FORMERLY FRANKLIN GROWTH AND INCOME FUND) SEEKS CAPITAL APPRECIATION AND SECONDARILY, CURRENT INCOME, BY INVESTING PRIMARILY IN COMMON STOCKS OR SECURITIES CONVERTIBLE INTO COMMON STOCK.
--------------------------------------------------------------------------------


Dear Shareholder:

This annual report for Franklin Capital Growth Fund covers the fiscal year ended June 30, 2002. During 2001's second half, the economy officially was in a recession, which was exacerbated by the September 11 tragedies. Consumer confidence waned as unemployment rates rose while manufacturing stalled. In addition, corporate profits declined considerably. Aimed at revitalizing the economy, the Federal Reserve Board cut short-term interest rates to their lowest levels in 40 years and the government adopted a fiscal stimulus policy. These measures appeared to stabilize the economy during the reporting period. Encouraged by lower interest rates and energy costs, the resilient consumer sector continued to spend on housing, autos and durable goods. Manufacturing began to

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 15.

CONTENTS

Shareholder Letter .........  1

Performance Summary ........  6

Financial Highlights &
Statement of Investments ... 10

Financial Statements ....... 19

Notes to
Financial Statements ....... 23

Independent
Auditors' Report ........... 28

Tax Designation ............ 29

Board Members
and Officers ............... 30


FUND CATEGORY
[GRAPHIC OMITTED]
GLOBAL
GROWTH
GROWTH & INCOME
INCOME
TAX-FREE INCOME

PORTFOLIO BREAKDOWN
Based on Total Net Assets
6/30/02

[GRAPHIC OMITTED]

Electronic Technology       15.5%
Finance                     12.9%
Health Technology           11.7%
Technology Services          7.1%
Producer Manufacturing       7.0%
Retail Trade                 6.7%
Consumer Non-Durables        6.6%
Consumer Services            4.6%
Energy Minerals              4.2%
Transportation               3.9%
Utilities                    2.6%
Process Industries           2.4%
Industrial Services          2.1%
Health Services              2.1%
Distribution Services        1.9%
Commercial Services          1.7%
Other                        2.8%
Short Term Investments
& Other Net Assets           4.2%


expand at its fastest pace in two-and-a-half years. However, corporate earnings did not improve significantly, and corporate governance problems shook investors' confidence in corporate accounting and leadership. By period-end, consumer confidence faltered once again due to these problems as well as continued economic and geopolitical uncertainty.

Within this environment, U.S. equity markets experienced substantial volatility during the period under review. For the 12 months ended June 30, 2002, Franklin Capital Growth Fund - Class A posted a -25.16% cumulative total return, as shown in the Performance Summary beginning on page 6, compared with the -17.88% return of its benchmark, the Russell 1000[REGISTRATION MARK] Index. The broader market, as measured by the Standard & Poor's 500 Composite Index (S&P 500), returned -17.98% over the same period.(1) The Fund outperformed similar mutual funds in the Lipper Multi-Cap Growth Funds Average, consisting of 406 funds on June 30, 2002, which returned -28.96% for the 12-month period.(2)



1. Source: Standard & Poor's Micropal. The Russell 1000 Index is market capitalization-weighted and measures the performance of the 1,000 largest companies in the Russell 3000[REGISTRATION MARK]Index, which represent approximately 92% of the total market capitalization of the Russell 3000 Index, as of 6/30/02. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.
2. Source: Lipper Inc. Lipper calculations do not include sales charges. Fund performance relative to the average may have differed if such charges had been considered. Past performance does not guarantee future results.
The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

During the reporting period, many sectors suffered from disappointing earnings and share price performance. However, several individual companies and stocks outperformed. Many consumer-related holdings performed well as they delivered solid earnings growth, including leading soft drink manufacturer Coca-Cola and major beer producer Anheuser-Busch. We continued to be optimistic about these companies given their propensity to benefit from a weaker dollar. Several of the Fund's aerospace and defense holdings also outperformed, such as General Dynamics, a leading defense company, which gained from an increased federal defense budget. Health services, including distributors and clinical laboratory services, performed well as they enjoyed favorable demographic trends, increased pricing power and subsequent earnings power. Resilient consumer spending contributed to a strong retail sector. Home improvement retailer Lowe's benefited from a robust housing market and consumers' nesting tendency subsequent to the September 11 attacks. Discount retailers, such as Wal-Mart and Target, delivered superior earnings growth and better stock performance, as consumers shopped for better values.

Unfortunately, many sectors and stocks did not perform well during the period. With increased scrutiny on complex financial statements, various larger-capitalization companies, whose


TOP 10 HOLDINGS
6/30/02

COMPANY                % OF TOTAL
SECTOR/INDUSTRY        NET ASSETS
---------------------------------

Expeditors International
of Washington Inc.           1.7%
TRANSPORTATION

Microsoft Corp.              1.6%
TECHNOLOGY SERVICES

American International
Group Inc.                   1.6%
FINANCE

Mettler-Toledo
International Inc.           1.6%
PRODUCER MANUFACTURING

Pfizer Inc.                  1.6%
HEALTH TECHNOLOGY

ITT Industries Inc.          1.6%
PRODUCER MANUFACTURING

Pharmacia Corp.              1.6%
HEALTH TECHNOLOGY

Wal-Mart Stores Inc.         1.5%
RETAIL TRADE

Philip Morris Cos. Inc.      1.5%
CONSUMER NON-DURABLES

FPL Group Inc.
8.50%, cvt., pfd.            1.5%
UTILITIES
financials are more difficult to analyze, underperformed. Examples include Citigroup, a diversified financial services company, and General Electric, a conglomeration of different businesses such as GE Capital. Health technology industries also performed poorly including pharmaceuticals, which grappled with slower earnings growth and patent expiration issues, and biotechnology, where companies encountered difficulties with Food & Drug Administration approvals and compliance. Technology continued to struggle as corporate and telecommunications spending remained weak due to uncertainty regarding the economy's direction.

On a positive note, the market's decline presented us with some interesting opportunities to purchase leading companies with solid long-term growth prospects, excellent management teams and strong profit models at what we believed were attractive valuations. During the Fund's fiscal year, we initiated and built Microsoft, a dominant software company with an extremely profitable business model, into one of the Fund's top 10 positions. We also added positions in General Dynamics, a leading aerospace and defense company, and ITT Industries, a manufacturer of a wide range of products.

Looking forward, we will continue to focus on leading companies in sectors that have strong secular growth trends. Given prospects for slow economic recovery, the Fund will remain broadly diversified in terms of sector allocation, with continued emphasis on individual opportunities that offer attractive total return prospects.

Thank you for your participation in Franklin Capital Growth Fund. We welcome your comments and look forward to serving your future investment needs.

Sincerely,



/S/SIGNATURE
Serena Perin Vinton, CFA
Portfolio Manager
Franklin Capital Growth Fund



A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.


This discussion reflects our views, opinions and portfolio holdings as of June 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

CLASS A: Subject to the current, maximum, 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.


PERFORMANCE SUMMARY AS OF 6/30/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE         6/30/02   6/30/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$3.09          $8.95    $12.04
DISTRIBUTIONS (7/1/01-6/30/02)
Dividend Income                $0.0256
Long-Term Capital Gain         $0.0456
                               -------
     Total                     $0.0712

CLASS B                        CHANGE         6/30/02   6/30/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$3.08          $8.74    $11.82
DISTRIBUTIONS (7/1/01-6/30/02)
Long-Term Capital Gain         $0.0456

CLASS C                        CHANGE         6/30/02   6/30/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$3.04          $8.66    $11.70
DISTRIBUTIONS (7/1/01-6/30/02)
Long-Term Capital Gain         $0.0456

CLASS R                        CHANGE         6/30/02   1/1/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$1.85          $8.94    $10.79
DISTRIBUTIONS (1/1/02-6/30/02)
Dividend Income                $0.0072

ADVISOR CLASS                  CHANGE         6/30/02   6/30/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$3.09          $8.98    $12.07
DISTRIBUTIONS (7/1/01-6/30/02)
Dividend Income                $0.0454
Long-Term Capital Gain         $0.0456
                               -------
     Total                     $0.0910

Franklin Capital Growth Fund paid distributions derived from long-term capital gains of 4.56 cents ($0.0456) per share in December 2001. The Fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852(b)(3).

Past performance does not guarantee future results.

PERFORMANCE

CLASS A                               1-YEAR   5-YEAR   10-YEAR
---------------------------------------------------------------
Cumulative Total Return(1)            -25.16%  +20.02% +164.10%
Average Annual Total Return(2)        -29.44%   +2.50%   +9.55%
Value of $10,000 Investment(3)        $7,056  $11,312  $24,906

                                                      INCEPTION
CLASS B                               1-YEAR    3-YEAR (1/1/99)
---------------------------------------------------------------
Cumulative Total Return(1)            -25.73%  -15.15%  -4.77%
Average Annual Total Return(2)        -28.69%   -6.18%  -2.14%
Value of $10,000 Investment(3)        $7,131   $8,259  $9,271

                                                      INCEPTION
CLASS C                               1-YEAR   5-YEAR  (5/1/95)
---------------------------------------------------------------
Cumulative Total Return(1)            -25.65%  +15.51%  +97.34%
Average Annual Total Return(2)        -27.14%   +2.72%   +9.79%
Value of $10,000 Investment(3)        $7,286  $11,438  $19,529

                                                      INCEPTION
CLASS R                                                (1/1/02)
---------------------------------------------------------------
Cumulative Total Return(1)                              -17.09%
Aggregate Total Return(4)                               -17.92%
Value of $10,000 Investment(3)                          $8,208

ADVISOR CLASS(5)                      1-YEAR   5-YEAR   10-YEAR
---------------------------------------------------------------
Cumulative Total Return(1)            -24.95%  +21.41% +170.76%
Average Annual Total Return(2)        -24.95%   +3.96%  +10.47%
Value of $10,000 Investment(3)        $7,505  $12,141  $27,076



For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.
4. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.
5. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge and including the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, an actual Advisor Class figure is used reflecting a deduction of all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +43.83% and +6.84%.

--------------------------------------------------------------------------------
Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

Past performance does not guarantee future results.


PERFORMANCE SUMMARY (CONT.)

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT
TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS
SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND
EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEXES
INCLUDE REINVESTED DIVIDENDS. THEY DIFFER FROM THE FUND IN COMPOSITION AND DO
NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.


AVERAGE ANNUAL TOTAL RETURN

CLASS A              6/30/02
----------------------------
1-Year               -29.44%
5-Year                +2.50%
10-Year               +9.55%

CLASS A (7/1/92-6/30/02)
[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN GRAPHIC AS FOLLOWS:

       DATE          FRANKLIN CAPITAL GROWTH        S&P 500(6)        RUSSELL 1000(6)
                               FUND
-------------------------------------------------------------------------------------
     07/01/92                $ 9,430                 $10,000             $10,000
      7/31/92                  9,682                  10,408              10,408
      8/31/92                  9,523                  10,196              10,188
      9/30/92                  9,642                  10,316              10,317
     10/31/92                  9,629                  10,351              10,402
     11/30/92                 10,040                  10,703              10,802
     12/31/92                 10,147                  10,835              10,980
      1/31/93                 10,218                  10,926              11,067
      2/28/93                 10,048                  11,074              11,166
      3/31/93                 10,360                  11,308              11,438
      4/30/93                 10,062                  11,034              11,136
      5/31/93                 10,360                  11,329              11,442
      6/30/93                 10,336                  11,362              11,518
      7/31/93                 10,194                  11,316              11,482
      8/31/93                 10,664                  11,745              11,924
      9/30/93                 10,507                  11,655              11,891
     10/31/93                 10,849                  11,896              12,047
     11/30/93                 11,049                  11,783              11,882
     12/31/93                 11,012                  11,926              12,099
      1/31/94                 11,335                  12,331              12,468
      2/28/94                 11,367                  11,997              12,140
      3/31/94                 10,738                  11,475              11,621
      4/30/94                 10,851                  11,622              11,761
      5/31/94                 10,787                  11,811              11,917
      6/30/94                 10,576                  11,522              11,598
      7/31/94                 10,722                  11,900              11,976
      8/31/94                 11,159                  12,387              12,481
      9/30/94                 10,932                  12,084              12,191
     10/31/94                 11,110                  12,355              12,421
     11/30/94                 10,851                  11,905              11,974
     12/31/94                 10,860                  12,081              12,145
      1/31/95                 10,860                  12,394              12,460
      2/28/95                 11,256                  12,877              12,967
      3/31/95                 11,687                  13,256              13,300
      4/30/95                 11,957                  13,646              13,654
      5/31/95                 12,442                  14,191              14,178
      6/30/95                 13,091                  14,520              14,554
      7/31/95                 13,634                  15,000              15,110
      8/31/95                 13,724                  15,038              15,223
      9/30/95                 14,212                  15,673              15,850
     10/31/95                 13,887                  15,616              15,779
     11/30/95                 14,303                  16,300              16,483
     12/31/95                 14,437                  16,615              16,733
      1/31/96                 14,765                  17,180              17,274
      2/29/96                 15,016                  17,339              17,498
      3/31/96                 15,016                  17,506              17,656
      4/30/96                 15,788                  17,763              17,924
      5/31/96                 16,097                  18,220              18,354
      6/30/96                 15,993                  18,289              18,374
      7/31/96                 14,909                  17,481              17,489
      8/31/96                 15,567                  17,849              17,964
      9/30/96                 16,612                  18,853              18,974
     10/31/96                 16,767                  19,373              19,393
     11/30/96                 18,123                  20,835              20,825
     12/31/96                 17,753                  20,423              20,487
      1/31/97                 18,933                  21,697              21,702
      2/28/97                 18,323                  21,869              21,785
      3/31/97                 17,753                  20,972              20,804
      4/30/97                 18,689                  22,222              21,930
      5/31/97                 20,257                  23,573              23,333
      6/30/97                 20,751                  24,629              24,299
      7/31/97                 22,446                  26,587              26,287
      8/31/97                 21,813                  25,098              25,046
      9/30/97                 23,283                  26,471              26,419
     10/31/97                 22,180                  25,587              25,563
     11/30/97                 22,385                  26,772              26,672
     12/31/97                 22,478                  27,232              27,214
      1/31/98                 22,478                  27,532              27,415
      2/28/98                 24,301                  29,517              29,370
      3/31/98                 25,109                  31,028              30,850
      4/30/98                 25,617                  31,342              31,168
      5/31/98                 24,509                  30,802              30,495
      6/30/98                 25,404                  32,053              31,623
      7/31/98                 24,549                  31,713              31,243
      8/31/98                 19,833                  27,134              26,573
      9/30/98                 20,504                  28,873              28,361
     10/31/98                 22,260                  31,221              30,601
     11/30/98                 23,485                  33,113              32,496
     12/31/98                 25,444                  35,020              34,566
      1/31/99                 26,815                  36,484              35,800
      2/28/99                 25,542                  35,349              34,665
      3/31/99                 26,693                  36,763              35,992
      4/30/99                 27,623                  38,186              37,497
      5/31/99                 26,889                  37,284              36,687
      6/30/99                 28,709                  39,354              38,558
      7/31/99                 28,365                  38,126              37,382
      8/31/99                 28,438                  37,935              37,031
      9/30/99                 28,266                  36,896              36,012
     10/31/99                 31,194                  39,231              38,432
     11/30/99                 33,359                  40,028              39,420
     12/31/99                 38,788                  42,385              41,797
      1/31/00                 38,736                  40,258              40,087
      2/29/00                 43,228                  39,497              39,979
      3/31/00                 43,947                  43,360              43,621
      4/30/00                 41,791                  42,054              42,169
      5/31/00                 40,302                  41,192              41,077
      6/30/00                 43,665                  42,210              42,124
      7/31/00                 43,305                  41,551              41,425
      8/31/00                 48,311                  44,132              44,490
      9/30/00                 46,318                  41,801              42,426
     10/31/00                 44,059                  41,626              41,917
     11/30/00                 37,281                  38,346              38,086
     12/31/00                 38,961                  38,534              38,546
      1/31/01                 39,927                  39,902              39,815
      2/28/01                 34,381                  36,267              36,100
      3/31/01                 31,255                  33,971              33,703
      4/30/01                 34,817                  36,607              36,409
      5/31/01                 34,817                  36,852              36,657
      6/30/01                 33,278                  35,957              35,828
      7/31/01                 32,006                  35,604              35,337
      8/31/01                 29,519                  33,379              33,185
      9/30/01                 26,191                  30,685              30,371
     10/31/01                 27,242                  31,272              31,003
     11/30/01                 29,288                  33,670              33,390
     12/31/01                 29,958                  33,966              33,748
      1/31/02                 29,040                  33,470              33,319
      2/28/02                 27,871                  32,825              32,656
      3/31/02                 29,219                  34,059              33,998
      4/30/02                 27,689                  31,995              32,050
      5/31/02                 27,243                  31,761              31,768
      6/30/02                 24,906                  29,500              29,423



AVERAGE ANNUAL TOTAL RETURN

CLASS B                 6/30/02
-------------------------------
1-Year                  -28.69%
3-Year                   -6.18%
Since Inception (1/1/99) -2.14%


CLASS B (1/1/99-6/30/02)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN GRAPHIC AS FOLLOWS:

       DATE         FRANKLIN CAPITAL GROWTH   S&P 500(6)     RUSSELL 1000(6)
                              FUND
----------------------------------------------------------------------------
       1/1/99              $10,000             $10,000          $10,000
      1/31/99               10,520              10,418           10,357
      2/28/99               10,019              10,094           10,029
      3/31/99               10,452              10,498           10,413
      4/30/99               10,818              10,904           10,848
      5/31/99               10,520              10,647           10,614
      6/30/99               11,223              11,238           11,155
      7/31/99               11,088              10,887           10,815
      8/31/99               11,107              10,833           10,713
      9/30/99               11,030              10,536           10,419
     10/31/99               12,161              11,203           11,119
     11/30/99               13,002              11,430           11,404
     12/31/99               15,099              12,103           12,092
      1/31/00               15,069              11,496           11,598
      2/29/00               16,814              11,278           11,566
      3/31/00               17,076              12,381           12,620
      4/30/00               16,219              12,009           12,200
      5/31/00               15,634              11,763           11,884
      6/30/00               16,935              12,053           12,187
      7/31/00               16,784              11,865           11,984
      8/31/00               18,721              12,602           12,871
      9/30/00               17,934              11,937           12,274
     10/31/00               17,056              11,886           12,127
     11/30/00               14,414              10,950           11,018
     12/31/00               15,057              11,003           11,152
      1/31/01               15,425              11,394           11,519
      2/28/01               13,278              10,356           10,444
      3/31/01               12,063               9,700            9,750
      4/30/01               13,429              10,453           10,533
      5/31/01               13,429              10,523           10,605
      6/30/01               12,822              10,268           10,365
      7/31/01               12,323              10,167           10,223
      8/31/01               11,368               9,532            9,601
      9/30/01               10,067               8,762            8,787
     10/31/01               10,468               8,930            8,969
     11/30/01               11,249               9,615            9,660
     12/31/01               11,506               9,699            9,763
      1/31/02               11,147               9,558            9,639
      2/28/02               10,689               9,373            9,448
      3/31/02               11,201               9,726            9,836
      4/30/02               10,613               9,136            9,272
      5/31/02               10,427               9,069            9,191
      6/30/02                9,271               8,424            8,512


Past performance does not guarantee future results.

CLASS C (5/1/95-6/30/02)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN GRAPHIC AS FOLLOWS:


       DATE           FRANKLIN CAPITAL GROWTH        S&P 500(6)        RUSSELL 1000(6)
                                FUND
--------------------------------------------------------------------------------------
       5/1/95                 $ 9,896                 $10,000             $10,000
      5/31/95                  10,298                  10,399              10,384
      6/30/95                  10,843                  10,640              10,659
      7/31/95                  11,262                  10,992              11,066
      8/31/95                  11,322                  11,020              11,149
      9/30/95                  11,726                  11,485              11,609
     10/31/95                  11,457                  11,444              11,556
     11/30/95                  11,786                  11,945              12,072
     12/31/95                  11,901                  12,175              12,255
      1/31/96                  12,156                  12,589              12,651
      2/29/96                  12,363                  12,706              12,816
      3/31/96                  12,347                  12,828              12,931
      4/30/96                  12,968                  13,017              13,128
      5/31/96                  13,223                  13,352              13,443
      6/30/96                  13,113                  13,402              13,457
      7/31/96                  12,221                  12,810              12,809
      8/31/96                  12,747                  13,080              13,157
      9/30/96                  13,607                  13,815              13,897
     10/31/96                  13,719                  14,197              14,204
     11/30/96                  14,818                  15,268              15,252
     12/31/96                  14,501                  14,966              15,005
      1/31/97                  15,453                  15,900              15,895
      2/28/97                  14,969                  16,026              15,955
      3/31/97                  14,484                  15,369              15,237
      4/30/97                  15,236                  16,285              16,061
      5/31/97                  16,506                  17,275              17,089
      6/30/97                  16,907                  18,049              17,797
      7/31/97                  18,260                  19,483              19,253
      8/31/97                  17,742                  18,392              18,344
      9/30/97                  18,928                  19,398              19,349
     10/31/97                  17,993                  18,750              18,722
     11/30/97                  18,176                  19,619              19,535
     12/31/97                  18,240                  19,956              19,931
      1/31/98                  18,221                  20,176              20,079
      2/28/98                  19,690                  21,630              21,510
      3/31/98                  20,330                  22,738              22,595
      4/30/98                  20,725                  22,967              22,827
      5/31/98                  19,803                  22,572              22,334
      6/30/98                  20,537                  23,489              23,161
      7/31/98                  19,821                  23,240              22,883
      8/31/98                  16,000                  19,884              19,462
      9/30/98                  16,546                  21,159              20,772
     10/31/98                  17,939                  22,879              22,412
     11/30/98                  18,918                  24,265              23,800
     12/31/98                  20,494                  25,663              25,316
      1/31/99                  21,571                  26,736              26,220
      2/28/99                  20,533                  25,904              25,388
      3/31/99                  21,431                  26,940              26,361
      4/30/99                  22,190                  27,983              27,463
      5/31/99                  21,571                  27,322              26,870
      6/30/99                  23,024                  28,839              28,240
      7/31/99                  22,724                  27,939              27,379
      8/31/99                  22,784                  27,799              27,121
      9/30/99                  22,624                  27,038              26,375
     10/31/99                  24,962                  28,749              28,148
     11/30/99                  26,681                  29,333              28,871
     12/31/99                  30,979                  31,060              30,612
      1/31/00                  30,916                  29,501              29,360
      2/29/00                  34,504                  28,944              29,281
      3/31/00                  35,047                  31,774              31,948
      4/30/00                  33,294                  30,818              30,884
      5/31/00                  32,105                  30,186              30,084
      6/30/00                  34,734                  30,932              30,852
      7/31/00                  34,442                  30,449              30,340
      8/31/00                  38,405                  32,340              32,585
      9/30/00                  36,778                  30,633              31,073
     10/31/00                  34,963                  30,504              30,700
     11/30/00                  29,560                  28,100              27,894
     12/31/00                  30,868                  28,238              28,231
      1/31/01                  31,631                  29,240              29,160
      2/28/01                  27,209                  26,576              26,440
      3/31/01                  24,717                  24,894              24,684
      4/30/01                  27,523                  26,826              26,666
      5/31/01                  27,501                  27,006              26,847
      6/30/01                  26,266                  26,349              26,241
      7/31/01                  25,256                  26,091              25,881
      8/31/01                  23,280                  24,461              24,305
      9/30/01                  20,654                  22,487              22,244
     10/31/01                  21,462                  22,916              22,707
     11/30/01                  23,056                  24,674              24,455
     12/31/01                  23,565                  24,891              24,717
      1/31/02                  22,844                  24,527              24,403
      2/28/02                  21,919                  24,054              23,917
      3/31/02                  22,956                  24,959              24,900
      4/30/02                  21,739                  23,446              23,473
      5/31/02                  21,355                  23,275              23,267
      6/30/02                  19,529                  21,618              21,550


AVERAGE ANNUAL TOTAL RETURN

CLASS C             6/30/02
---------------------------
1-Year              -27.14%
5-Year               +2.72%
Since
Inception (5/1/95)   +9.79%


CLASS R (1/01/02-6/30/02)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN GRAPHIC AS FOLLOWS:

       DATE           FRANKLIN CAPITAL GROWTH         S&P 500(6)         RUSSELL 1000(6)
                                FUND
----------------------------------------------------------------------------------------
       1/1/02                 $10,000                  $10,000              $10,000
      1/31/02                   9,693                    9,854                9,873
      2/28/02                   9,303                    9,664                9,677
      3/31/02                   9,756                   10,027               10,074
      4/30/02                   9,245                    9,420                9,497
      5/31/02                   9,087                    9,351                9,413
      6/30/02                   8,208                    8,685                8,719


AGGREGATE TOTAL RETURN(4)

CLASS R  6/30/02
---------------------------
Since
Inception (1/1/02)  -17.92%


ADVISOR CLASS (7/1/92-6/30/02)(7)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN GRAPHIC AS FOLLOWS:

       DATE            FRANKLIN CAPITAL GROWTH      S&P 500(6)   RUSSELL 1000(6)
                                 FUND
--------------------------------------------------------------------------------
     07/01/92                  $10,000               $10,000        $10,000
      7/31/92                   10,267                10,408         10,408
      8/31/92                   10,098                10,196         10,188
      9/30/92                   10,225                10,316         10,317
     10/31/92                   10,211                10,351         10,402
     11/30/92                   10,646                10,703         10,802
     12/31/92                   10,760                10,835         10,980
      1/31/93                   10,835                10,926         11,067
      2/28/93                   10,655                11,074         11,166
      3/31/93                   10,986                11,308         11,438
      4/30/93                   10,670                11,034         11,136
      5/31/93                   10,986                11,329         11,442
      6/30/93                   10,960                11,362         11,518
      7/31/93                   10,809                11,316         11,482
      8/31/93                   11,308                11,745         11,924
      9/30/93                   11,142                11,655         11,891
     10/31/93                   11,505                11,896         12,047
     11/30/93                   11,716                11,783         11,882
     12/31/93                   11,678                11,926         12,099
      1/31/94                   12,019                12,331         12,468
      2/28/94                   12,054                11,997         12,140
      3/31/94                   11,387                11,475         11,621
      4/30/94                   11,507                11,622         11,761
      5/31/94                   11,438                11,811         11,917
      6/30/94                   11,215                11,522         11,598
      7/31/94                   11,369                11,900         11,976
      8/31/94                   11,833                12,387         12,481
      9/30/94                   11,592                12,084         12,191
     10/31/94                   11,781                12,355         12,421
     11/30/94                   11,507                11,905         11,974
     12/31/94                   11,516                12,081         12,145
      1/31/95                   11,516                12,394         12,460
      2/28/95                   11,936                12,877         12,967
      3/31/95                   12,393                13,256         13,300
      4/30/95                   12,679                13,646         13,654
      5/31/95                   13,194                14,191         14,178
      6/30/95                   13,882                14,520         14,554
      7/31/95                   14,457                15,000         15,110
      8/31/95                   14,553                15,038         15,223
      9/30/95                   15,071                15,673         15,850
     10/31/95                   14,726                15,616         15,779
     11/30/95                   15,167                16,300         16,483
     12/31/95                   15,309                16,615         16,733
      1/31/96                   15,657                17,180         17,274
      2/29/96                   15,923                17,339         17,498
      3/31/96                   15,923                17,506         17,656
      4/30/96                   16,742                17,763         17,924
      5/31/96                   17,069                18,220         18,354
      6/30/96                   16,959                18,289         18,374
      7/31/96                   15,809                17,481         17,489
      8/31/96                   16,507                17,849         17,964
      9/30/96                   17,616                18,853         18,974
     10/31/96                   17,780                19,373         19,393
     11/30/96                   19,217                20,835         20,825
     12/31/96                   18,825                20,423         20,487
      1/31/97                   20,077                21,697         21,702
      2/28/97                   19,451                21,869         21,785
      3/31/97                   18,846                20,972         20,804
      4/30/97                   19,839                22,222         21,930
      5/31/97                   21,502                23,573         23,333
      6/30/97                   22,045                24,629         24,299
      7/31/97                   23,823                26,587         26,287
      8/31/97                   23,172                25,098         25,046
      9/30/97                   24,733                26,471         26,419
     10/31/97                   23,563                25,587         25,563
     11/30/97                   23,801                26,772         26,672
     12/31/97                   23,879                27,232         27,214
      1/31/98                   23,903                27,532         27,415
      2/28/98                   25,816                29,517         29,370
      3/31/98                   26,698                31,028         30,850
      4/30/98                   27,238                31,342         31,168
      5/31/98                   26,036                30,802         30,495
      6/30/98                   27,030                32,053         31,623
      7/31/98                   26,096                31,713         31,243
      8/31/98                   21,083                27,134         26,573
      9/30/98                   21,820                28,873         28,361
     10/31/98                   23,688                31,221         30,601
     11/30/98                   24,990                33,113         32,496
     12/31/98                   27,098                35,020         34,566
      1/31/99                   28,555                36,484         35,800
      2/28/99                   27,228                35,349         34,665
      3/31/99                   28,425                36,763         35,992
      4/30/99                   29,440                38,186         37,497
      5/31/99                   28,660                37,284         36,687
      6/30/99                   30,604                39,354         38,558
      7/31/99                   30,237                38,126         37,382
      8/31/99                   30,316                37,935         37,031
      9/30/99                   30,158                36,896         36,012
     10/31/99                   33,276                39,231         38,432
     11/30/99                   35,608                40,028         39,420
     12/31/99                   41,394                42,385         41,797
      1/31/00                   41,339                40,258         40,087
      2/29/00                   46,157                39,497         39,979
      3/31/00                   46,951                43,360         43,621
      4/30/00                   44,624                42,054         42,169
      5/31/00                   43,064                41,192         41,077
      6/30/00                   46,677                42,210         42,124
      7/31/00                   46,294                41,551         41,425
      8/31/00                   51,660                44,132         44,490
      9/30/00                   49,536                41,801         42,426
     10/31/00                   47,125                41,626         41,917
     11/30/00                   39,892                38,346         38,086
     12/31/00                   41,699                38,534         38,546
      1/31/01                   42,731                39,902         39,815
      2/28/01                   36,837                36,267         36,100
      3/31/01                   33,483                33,971         33,703
      4/30/01                   37,318                36,607         36,409
      5/31/01                   37,318                36,852         36,657
      6/30/01                   35,665                35,957         35,828
      7/31/01                   34,335                35,604         35,337
      8/31/01                   31,676                33,379         33,185
      9/30/01                   28,079                30,685         30,371
     10/31/01                   29,233                31,272         31,003
     11/30/01                   31,452                33,670         33,390
     12/31/01                   32,163                33,966         33,748
      1/31/02                   31,181                33,470         33,319
      2/28/02                   29,930                32,825         32,656
      3/31/02                   31,385                34,059         33,998
      4/30/02                   29,746                31,995         32,050
      5/31/02                   29,269                31,761         31,768
      6/30/02                   27,076                29,500         29,423



AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(7)    6/30/02
---------------------------
1-Year              -24.95%
5-Year               +3.96%
10-Year             +10.47%


6. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, and represents approximately 89% of the total market capitalization of the Russell 3000 Index.
7. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

Past performance does not guarantee future results.

FRANKLIN CAPITAL GROWTH FUND
Financial Highlights


                                                                                       CLASS A
                                                           -------------------------------------------------------------
                                                                                   YEAR ENDED JUNE 30,
                                                           -------------------------------------------------------------
                                                               2002         2001         2000         1999         1998
                                                           -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................   $12.04       $17.00       $11.67       $10.99       $10.16
                                                           -------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ................................      .04          .04          .01          .06          .05
 Net realized and unrealized gains (losses) ..............    (3.05)       (3.95)        5.90         1.25         2.08
                                                           -------------------------------------------------------------
Total from investment operations .........................    (3.01)       (3.91)        5.91         1.31         2.13
                                                           -------------------------------------------------------------
Less distributions from:
 Net investment income ...................................     (.02)        (.03)        (.01)        (.05)        (.05)
 Net realized gains ......................................     (.05)       (1.02)        (.57)        (.58)       (1.25)
 Tax return of capital ...................................     (.01)          --           --           --           --
                                                           -------------------------------------------------------------
Total distributions ......................................     (.08)       (1.05)        (.58)        (.63)       (1.30)
                                                           -------------------------------------------------------------
Net asset value, end of year .............................   $ 8.95       $12.04       $17.00       $11.67       $10.99
                                                           =============================================================

Total return(b) ..........................................   (25.16)%     (23.79)%      52.09%       13.01%       22.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................... $855,624   $1,058,405   $1,165,175     $708,607     $613,835
Ratios to average net assets:
 Expenses ................................................      .94%         .90%         .91%         .92%         .90%
 Net investment income ...................................      .34%         .28%         .06%         .57%         .48%
Portfolio turnover rate ..................................    54.28%       46.19%       49.30%       45.99%       38.00%


(a) Based on average shares outstanding effective year ended June 30, 1999.
(b) Total return does not reflect sales commissions or contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN CAPITAL GROWTH FUND
Financial Highlights (CONTINUED)


                                                                                 CLASS B
                                                            -----------------------------------------------
                                                                            YEAR ENDED JUNE 30,
                                                            -----------------------------------------------
                                                               2002         2001         2000      1999(C)
                                                            -----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ........................  $11.82       $16.78       $11.61       $10.39
                                                            -----------------------------------------------
Income from investment operations:
 Net investment loss(a) ...................................    (.04)        (.06)        (.10)        (.01)
 Net realized and unrealized gains (losses) ...............   (2.99)       (3.88)        5.84         1.28
                                                            -----------------------------------------------
Total from investment operations ..........................   (3.03)       (3.94)        5.74         1.27
                                                            -----------------------------------------------
Less distributions from:
 Net investment income ....................................      --           --           --         (.05)
 Net realized gains .......................................    (.05)       (1.02)        (.57)          --
                                                            -----------------------------------------------
Total distributions .......................................    (.05)       (1.02)        (.57)        (.05)
                                                            -----------------------------------------------
Net asset value, end of year ..............................  $ 8.74       $11.82       $16.78       $11.61
                                                            ===============================================

Total return(b) ...........................................  (25.73)%     (24.29)%      50.90%       12.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................... $44,041      $31,390      $15,229       $1,276
Ratios to average net assets:
 Expenses .................................................    1.69%        1.65%        1.67%        1.56%(d)
 Net investment loss ......................................    (.44)%       (.47)%       (.65)%       (.32)%(d)
Portfolio turnover rate ...................................   54.28%       46.19%       49.30%       45.99%



(a) Based on average shares outstanding.
(b) Total return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
(c) For the period January 1, 1999 (effective date) to June 30, 1999.
(d) Annualized

FRANKLIN CAPITAL GROWTH FUND
Financial Highlights (CONTINUED)


                                                                                       CLASS C
                                                           -------------------------------------------------------------
                                                                                 YEAR ENDED JUNE 30,
                                                           -------------------------------------------------------------
                                                               2002         2001         2000         1999         1998
                                                           -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................   $11.70       $16.65       $11.52       $10.91       $10.12
                                                           -------------------------------------------------------------
Income from investment operations:
 Net investment loss(a) ..................................     (.04)        (.07)        (.10)        (.02)        (.01)
 Net realized and unrealized gains (losses) ..............    (2.95)       (3.86)        5.80         1.23         2.05
                                                           -------------------------------------------------------------
Total from investment operations .........................    (2.99)       (3.93)        5.70         1.21         2.04
                                                           -------------------------------------------------------------
Less distributions from:
 Net investment income ...................................       --           --           --         (.02)          --
 Net realized gains ......................................     (.05)       (1.02)        (.57)        (.58)       (1.25)
                                                           -------------------------------------------------------------
Total distributions ......................................     (.05)       (1.02)        (.57)        (.60)       (1.25)
                                                           -------------------------------------------------------------
Net asset value, end of year .............................   $ 8.66       $11.70       $16.65       $11.52       $10.91
                                                           =============================================================

Total return(b) ..........................................   (25.65)%     (24.38)%      50.86%       12.11%       21.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................... $137,117     $183,163     $181,087      $87,057      $35,717
Ratios to average net assets:
 Expenses ................................................     1.68%        1.65%        1.67%        1.68%        1.69%
 Net investment loss .....................................     (.40)%       (.47)%       (.69)%       (.25)%       (.28)%
Portfolio turnover rate ..................................    54.28%       46.19%       49.30%       45.99%       38.00%


(a) Based on average shares outstanding effective year ended June 30, 1999.
(b) Total return does not reflect sales commissions or contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN CAPITAL GROWTH FUND
Financial Highlights (CONTINUED)


                                                                                       CLASS R
                                                                                   ----------------
                                                                                     PERIOD ENDED
                                                                                   JUNE 30, 2002(B)
                                                                                   ----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............................................     $10.79
                                                                                   ----------------
Income from investments operations - net realized and unrealized losses ..........      (1.84)
                                                                                   ----------------
Less distributions from net investment income ....................................       (.01)(d)
                                                                                   ----------------
Net asset value, end of period ...................................................     $ 8.94
                                                                                   ================

Total return(a) ..................................................................     (17.09)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................................................     $3,524
Ratios to average net assets:
 Expenses ........................................................................       1.19%(c)
 Net investment loss .............................................................       (.08)%(c)
Portfolio turnover rate ..........................................................      54.28%



(a) Total return does not reflect sales commissions or contingent deferred sales charge, and is not annualized for periods less than one year.
(b) For the period January 1, 2002 (effective date) to June 30, 2002.
(c) Annualized
(d) Includes distributions from tax return of capital in the amount of $.002.

FRANKLIN CAPITAL GROWTH FUND
Financial Highlights (CONTINUED)

                                                                                    ADVISOR CLASS
                                                            ------------------------------------------------------------
                                                                                 YEAR ENDED JUNE 30,
                                                            ------------------------------------------------------------
                                                               2002         2001         2000         1999         1998
                                                            ------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................   $12.07       $17.04       $11.68       $11.00       $10.17
                                                            ------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ................................      .06          .07          .04          .08          .07
 Net realized and unrealized gains (losses) ..............    (3.05)       (3.95)        5.91         1.25         2.08
                                                            ------------------------------------------------------------
Total from investment operations .........................    (2.99)       (3.88)        5.95         1.33         2.15
                                                            ------------------------------------------------------------
Less distributions from:
 Net investment income ...................................     (.04)        (.07)        (.02)        (.07)        (.07)
 Net realized gains ......................................     (.05)       (1.02)        (.57)        (.58)       (1.25)
 Tax return of capital ...................................     (.01)          --           --           --           --
                                                            ------------------------------------------------------------
Total distributions ......................................     (.10)       (1.09)        (.59)        (.65)       (1.32)
                                                            ------------------------------------------------------------
Net asset value, end of year .............................   $ 8.98       $12.07       $17.04       $11.68       $11.00
                                                            ============================================================

Total return(b) ..........................................   (24.95)%     (23.59)%      52.52%       13.22%       22.61%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................  $43,422      $45,139      $12,603       $7,327      $16,911
Ratios to average net assets:
 Expenses ................................................      .69%         .65%         .67%         .70%         .69%
 Net investment income ...................................      .58%         .55%         .30%         .80%         .71%
Portfolio turnover rate ..................................    54.28%       46.19%       49.30%       45.99%       38.00%




(a) Based on average shares outstanding effective year ended June 30, 1999.
(b) Total return is not annualized for periods less than one year.

                       See notes to financial statements.

FRANKLIN CAPITAL GROWTH FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002


                                                                                    SHARES           VALUE
---------------------------------------------------------------------------------------------------------------
(a)COMMON STOCKS 89.9%
   COMMERCIAL SERVICES 1.7%
(a)Exult Inc. ..................................................................      600,000   $    3,900,000
   Omnicom Group Inc. ..........................................................      200,000        9,160,000
(a)Resources Connection Inc. ...................................................      201,900        5,449,281
                                                                                                ---------------
                                                                                                    18,509,281
                                                                                                ---------------
   COMMUNICATIONS 1.3%
   SBC Communications Inc. .....................................................      454,200       13,853,100
                                                                                                ---------------
(a)CONSUMER DURABLES 1.5%
   Electronic Arts Inc. ........................................................      150,000        9,907,500
   Meritage Corp. ..............................................................      135,000        6,162,750
                                                                                                ---------------
                                                                                                    16,070,250
                                                                                                ---------------
   CONSUMER NON-DURABLES 6.6%
   Alberto-Culver Co., B .......................................................      200,000        9,560,000
   Anheuser-Busch Cos. Inc. ....................................................      250,000       12,500,000
   Coca-Cola Co. ...............................................................      250,000       14,000,000
   General Mills Inc. ..........................................................      150,000        6,612,000
   Philip Morris Cos. Inc. .....................................................      375,000       16,380,000
   Procter & Gamble Co. ........................................................      140,000       12,502,000
                                                                                                ---------------
                                                                                                    71,554,000
                                                                                                ---------------
   CONSUMER SERVICES 4.6%
(a)Brinker International Inc. ..................................................      167,400        5,314,950
(a)Cendant Corp. ...............................................................      700,000       11,116,000
(a)Clear Channel Communications Inc. ...........................................      300,000        9,606,000
(a)Fox Entertainment Group Inc., A .............................................      300,000        6,525,000
   Starwood Hotels & Resorts Worldwide Inc. ....................................      334,100       10,988,549
(a)Viacom Inc., B ..............................................................      150,000        6,655,500
                                                                                                ---------------
                                                                                                    50,205,999
                                                                                                ---------------
   DISTRIBUTION SERVICES 1.9%
   AmerisourceBergen Corp. .....................................................      100,000        7,600,000
(a)Andrx Group .................................................................      200,000        5,394,000
   Cardinal Health Inc. ........................................................      125,000        7,676,250
                                                                                                ---------------
                                                                                                    20,670,250
                                                                                                ---------------
   ELECTRONIC TECHNOLOGY 14.8%
(a)Applied Materials Inc. ......................................................      600,000       11,412,000
(a)Celestica Inc. ..............................................................      300,000        6,813,000
(a)CIENA Corp. .................................................................      748,640        3,136,802
(a)Cisco Systems Inc. ..........................................................      744,000       10,378,800
   General Dynamics Corp. ......................................................      100,000       10,635,000
   Intel Corp. .................................................................      450,000        8,221,500
   International Business Machines Corp. .......................................      150,000       10,800,000
(a)Intersil Corp. ..............................................................      425,000        9,086,500
(a)KLA-Tencor Corp. ............................................................      140,000        6,158,600
   Linear Technology Corp. .....................................................      390,000       12,257,700
(a)Micrel Inc. .................................................................      375,000        5,392,500
   Nokia Corp., ADR ............................................................      460,000        6,660,800


FRANKLIN CAPITAL GROWTH FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (CONT.)


                                                                                     SHARES        VALUE
---------------------------------------------------------------------------------------------------------------
(a)COMMON STOCKS (CONT.)
   ELECTRONIC TECHNOLOGY (CONT.)
(a)PMC-Sierra Inc. .............................................................      377,100   $    3,495,717
(a)QLogic Corp. ................................................................      275,000       10,477,500
   Raytheon Co. ................................................................      175,000        7,131,250
(a)Tektronix Inc. ..............................................................      675,000       12,629,250
(a)Thermo Electron Corp. .......................................................      700,000       11,550,000
(a)Waters Corp. ................................................................      250,000        6,675,000
(a)Xilinx Inc. .................................................................      350,000        7,850,500
                                                                                                ---------------
                                                                                                   160,762,419
                                                                                                ---------------
   ENERGY MINERALS 4.2%
   Devon Energy Corp. ..........................................................      315,000       15,523,200
   Exxon Mobil Corp. ...........................................................      355,000       14,526,600
(a)Pioneer Natural Resources Co. ...............................................      600,000       15,630,000
                                                                                                ---------------
                                                                                                    45,679,800
                                                                                                ---------------
   FINANCE 11.1%
   American International Group Inc. ...........................................      257,812       17,590,513
   Bank of New York Co. Inc. ...................................................      350,000       11,812,500
   Capital One Financial Corp. .................................................      150,000        9,157,500
   Charles Schwab Corp. ........................................................      900,000       10,080,000
   Citigroup Inc. ..............................................................      373,333       14,466,654
   Fannie Mae ..................................................................      125,000        9,218,750
   Fifth Third Bancorp .........................................................      200,000       13,330,000
   Fleet Boston Financial Corp. ................................................      177,660        5,747,301
   Goldman Sachs Group Inc. ....................................................      175,000       12,836,250
   iStar Financial Inc. ........................................................      200,000        5,700,000
(a)Principal Financial Group. ..................................................       48,500        1,503,500
   Washington Mutual Inc. ......................................................      250,000        9,277,500
                                                                                                ---------------
                                                                                                   120,720,468
                                                                                                ---------------
(a)HEALTH SERVICES 1.1%
   Laboratory Corp. of America Holdings ........................................      250,000       11,412,500
                                                                                                ---------------
   HEALTH TECHNOLOGY 11.7%
   Abbott Laboratories .........................................................      155,000        5,835,750
   Allergan Inc. ...............................................................      185,000       12,348,750
(a)Amgen Inc. ..................................................................      150,000        6,282,000
   Baxter International Inc. ...................................................      230,000       10,223,500
   Bristol-Myers Squibb Co. ....................................................      272,000        6,990,400
(a)Genentech Inc. ..............................................................      235,400        7,885,900
   ICN Pharmaceuticals Inc. ....................................................      432,000       10,458,720
(a)IDEC Pharmaceuticals Corp. ..................................................       50,000        1,772,500
(a)King Pharmaceuticals Inc. ...................................................      360,000        8,010,000
   Medtronic Inc. ..............................................................      100,000        4,285,000
   Pfizer Inc. .................................................................      500,000       17,500,000
   Pharmacia Corp. .............................................................      450,000       16,852,500
(a)Shire Pharmaceuticals Group PLC, ADR ........................................      325,000        8,388,250
(a)Varian Medical Systems Inc. .................................................      250,000       10,137,500
                                                                                                ---------------
                                                                                                   126,970,770
                                                                                                ---------------

FRANKLIN CAPITAL GROWTH FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (CONT.)


                                                                                      SHARES          VALUE
---------------------------------------------------------------------------------------------------------------
(a)COMMON STOCKS (CONT.)
   INDUSTRIAL SERVICES 2.1%
   GlobalSantaFe Corp. .........................................................      300,000   $    8,205,000
(a)Weatherford International Ltd. ..............................................      350,000       15,120,000
                                                                                                ---------------
                                                                                                    23,325,000
                                                                                                ---------------
   PROCESS INDUSTRIES 2.4%
   Bunge Ltd. ..................................................................      432,600        9,127,860
   Cabot Corp. .................................................................      400,000       11,460,000
   Lyondell Chemical Co. .......................................................      327,300        4,942,230
                                                                                                ---------------
                                                                                                    25,530,090
                                                                                                ---------------
   PRODUCER MANUFACTURING 7.0%
   General Electric Co. ........................................................      390,000       11,329,500
   ITT Industries Inc. .........................................................      245,000       17,297,000
(a)Mettler-Toledo International Inc. ...........................................      475,000       17,513,250
   Minnesota Mining & Manufacturing Co. ........................................       75,000        9,225,000
   United Technologies Corp. ...................................................      210,000       14,259,000
(a)Varian Inc. .................................................................      175,000        5,766,250
                                                                                                ---------------
                                                                                                    75,390,000
                                                                                                ---------------
   RETAIL TRADE 6.2%
(a)Duane Reade Inc. ............................................................      200,000        6,810,000
   Family Dollar Stores Inc. ...................................................      225,000        7,931,250
   Home Depot Inc. .............................................................      300,000       11,019,000
   Lowe's Cos. Inc. ............................................................      300,000       13,620,000
   Target Corp. ................................................................      300,000       11,430,000
   Wal-Mart Stores Inc. ........................................................      300,000       16,503,000
                                                                                                ---------------
                                                                                                    67,313,250
                                                                                                ---------------
   TECHNOLOGY SERVICES 6.7%
(a)Accenture Ltd., A ...........................................................      664,200       12,619,800
(a)Concord EFS Inc. ............................................................      450,000       13,563,000
   Electronic Data Systems Corp. ...............................................      175,000        6,501,250
(a)Microsoft Corp. .............................................................      325,000       17,777,500
(a)Oracle Corp. ................................................................      850,000        8,049,500
   Paychex Inc. ................................................................      325,000       10,169,250
(a)VERITAS Software Corp. ......................................................      200,000        3,958,000
                                                                                                ---------------
                                                                                                    72,638,300
                                                                                                ---------------
   TRANSPORTATION 3.9%
   C.H. Robinson Worldwide Inc. ................................................      450,000       15,088,500
   Expeditors International of Washington Inc. .................................      550,000       18,238,000
   Southwest Airlines Co. ......................................................      533,437        8,620,341
                                                                                                ---------------
                                                                                                    41,946,841
                                                                                                ---------------
   UTILITIES 1.1%
   American Electric Power Co. Inc. ............................................      150,000        6,003,000
   Sempra Energy ...............................................................      250,000        5,532,500
                                                                                                ---------------
                                                                                                    11,535,500
                                                                                                ---------------
   TOTAL COMMON STOCKS (COST $927,435,443) .....................................                   974,087,818
                                                                                                ---------------


FRANKLIN CAPITAL GROWTH FUND
STATEMENT OF INVESTMENTS, JUNE 30, 2002 (CONT.)


                                                                                    SHARES          VALUE
---------------------------------------------------------------------------------------------------------------
(a)CONVERTIBLE PREFERRED STOCKS 3.9%
   FINANCE 1.0%
   Commerce Bancorp Trust, 5.95%, cvt. pfd., 144A ..............................      200,000   $   10,750,000
                                                                                                ---------------
   HEALTH SERVICES 1.0%
   Caremark RX Capital Trust I, 7.00%, cvt. pfd. ...............................      100,000       11,412,500
                                                                                               ---------------
   TECHNOLOGY SERVICES .4%
   Electronic Data Systems Corp., 7.625%, cvt. pfd. ............................      120,000        4,464,000
                                                                                               ---------------
   UTILITIES 1.5%
   FPL Group Inc., 8.50%, cvt. pfd. ............................................      285,000       15,791,850
                                                                                               ---------------
   TOTAL CONVERTIBLE PREFERRED STOCKS (COST $39,946,095)                                            42,418,350
                                                                                               ---------------


                                                                                  PRINCIPAL
                                                                                   AMOUNT
                                                                                  ---------
   CONVERTIBLE BONDS 2.0%
   ELECTRONIC TECHNOLOGY .7%
   Liberty Media Corp., into Motorola, cvt., 3.50%, 1/15/31 ....................  $10,000,000        7,425,000
                                                                                               ---------------
   FINANCE .8%
   NCO Group Inc., cvt., 4.75%, 4/15/06 ........................................    9,000,000        8,392,500
                                                                                               ---------------
   RETAIL TRADE .5%
   Gap Inc., cvt., 144A, 5.75%, 3/15/09 ........................................    5,000,000        5,718,750
                                                                                               ---------------
   TOTAL CONVERTIBLE BONDS (COST $23,628,304) ..................................                    21,536,250
                                                                                               ---------------
   TOTAL LONG TERM INVESTMENTS (COST $991,009,842) .............................                 1,038,042,418
                                                                                               ---------------


                                                                                   SHARES
                                                                                  ---------
(b)SHORT TERM INVESTMENTS 5.8%
   Franklin Institutional Fiduciary Trust Money Market Portfolio
    (COST $62,798,946) .........................................................   62,798,946       62,798,946
                                                                                               ---------------
   TOTAL INVESTMENTS (COST $1,053,808,788) 101.6% ..............................                 1,100,841,364
   OTHER ASSETS, LESS LIABILITIES (1.6)% .......................................                   (17,113,606)
                                                                                               ---------------
   NET ASSETS 100.0% ...........................................................                $1,083,727,758
                                                                                               ===============




(a) Non-income producing
(b) The Franklin Institutional Fiduciary Trust Money Market Portfolio is managed by Franklin Advisers Inc.

                       See notes to financial statements.

FRANKLIN CAPITAL GROWTH FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2002


Assets:
 Investments in securities:
  Cost ...............................................  $1,053,808,788
                                                        ===============
  Value ..............................................   1,100,841,364
 Receivables:
  Investment securities sold .........................      11,232,056
  Capital shares sold ................................       2,040,051
  Dividends and interest .............................       1,071,325
                                                        ---------------
      Total assets ...................................   1,115,184,796
                                                        ---------------
Liabilities:
 Payables:
  Investment securities purchased ....................      24,699,042
  Capital shares redeemed ............................       4,675,606
  Affiliates .........................................       1,301,886
  Shareholders .......................................         544,879
 Other liabilities ...................................         235,625
                                                        ---------------
      Total liabilities ..............................      31,457,038
                                                        ---------------
       Net assets, at value ..........................  $1,083,727,758
                                                        ===============
Net assets consist of:
 Undistributed net investment income .................  $       (3,813)
 Net unrealized appreciation .........................      47,032,576
 Accumulated net realized loss .......................    (180,423,394)
 Capital shares ......................................   1,217,122,389
                                                        ---------------
       Net assets, at value ..........................  $1,083,727,758
                                                        ===============


                       See notes to financial statements.

FRANKLIN CAPITAL GROWTH FUND
Financial Statements (CONTINUED)

STATEMENT OF ASSETS AND LIABILITIES (CONT.)
JUNE 30, 2002


CLASS A:
 Net asset value per share(a) ($855,623,636 / 95,621,788 shares outstanding) ..........................   $8.95
                                                                                                       ========
 Maximum offering price per share (net asset value per share / 94.25%) ................................   $9.50
                                                                                                       ========
CLASS B:
 Net asset value and maximum offering price per share(a) ($44,041,069 / 5,038,218 shares outstanding) .   $8.74
                                                                                                       ========
CLASS C:
 Net asset value per share(a) ($137,117,058 / 15,839,648 shares outstanding) ..........................   $8.66
                                                                                                       ========
 Maximum offering price per share (net asset value per share / 99%) ...................................   $8.75
                                                                                                       ========
CLASS R:
 Net asset value and maximum offering price per share(a) ($3,524,393 / 394,285 shares outstanding) ....   $8.94
                                                                                                       ========
ADVISOR CLASS:
 Net asset value and maximum offering price per share ($43,421,602 / 4,835,304 shares outstanding) ....   $8.98
                                                                                                       ========


(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN CAPITAL GROWTH FUND
Financial Statements (CONTINUED)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 2002


Investment income:
 Dividends ................................................. $  13,509,929
 Interest ..................................................     1,774,536
                                                             --------------
      Total investment income ..............................    15,284,465
                                                             --------------
Expenses:
 Management fees (Note 3) ..................................     5,166,939
 Distribution fees (Note 3)
  Class A ..................................................     2,390,032
  Class B ..................................................       385,851
  Class C ..................................................     1,594,891
  Class R ..................................................         3,488
 Transfer agent fees (Note 3) ..............................     2,578,341
 Custodian fees ............................................         8,292
 Reports to shareholders ...................................       151,931
 Registration and filing fees ..............................       228,842
 Professional fees .........................................        39,405
 Trustees' fees and expenses ...............................        42,717
 Other .....................................................         8,636
                                                             --------------
      Total expenses .......................................    12,599,365
                                                             --------------
       Net investment income ...............................     2,685,100
                                                             --------------
Realized and unrealized losses:
 Net realized loss from investments ........................  (180,724,759)
 Net unrealized depreciation on investments ................  (171,186,813)
                                                             --------------
Net realized and unrealized loss ...........................  (351,911,572)
                                                             --------------
Net decrease in net assets resulting from operations ....... $(349,226,472)
                                                             ==============


                                            See notes to financial statements.

FRANKLIN CAPITAL GROWTH FUND
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED JUNE 30, 2002 AND 2001


                                                                                 2002            2001
                                                                           -------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................................................  $    2,685,100  $    2,274,888
  Net realized gain (loss) from investments and foreign
   currency transactions ................................................    (180,724,759)     30,840,200
  Net unrealized depreciation on investments ............................    (171,186,813)   (413,625,877)
                                                                           -------------------------------
      Net decrease in net assets resulting from operations ..............    (349,226,472)   (380,510,789)
 Distributions to shareholders from:
  Net investment income:
   Class A ..............................................................      (1,743,940)     (2,548,291)
   Class R ..............................................................            (211)             --
   Advisor Class ........................................................        (139,798)       (133,274)
  Net realized gains:
   Class A ..............................................................      (4,117,291)    (72,762,625)
   Class B ..............................................................        (162,143)     (1,459,863)
   Class C ..............................................................        (736,406)    (12,530,294)
   Advisor Class ........................................................        (185,906)       (715,983)
  Tax return of capital:
   Class A ..............................................................        (570,340)             --
   Class R ..............................................................             (69)             --
   Advisor Class ........................................................         (45,719)             --
                                                                           -------------------------------
 Total distributions to shareholders ....................................      (7,701,823)    (90,150,330)
 Capital share transactions: (Note 2)
   Class A ..............................................................      80,723,860     282,200,007
   Class B ..............................................................      24,314,952      24,654,821
   Class C ..............................................................       2,418,963      68,321,393
   Class R ..............................................................       3,920,244              --
   Advisor Class ........................................................      11,182,037      39,486,525
                                                                           -------------------------------
 Total capital share transactions .......................................     122,560,056     414,662,746
      Net increase (decrease) in net assets .............................    (234,368,239)    (55,998,373)
Net assets:
 Beginning of year ......................................................   1,318,095,997   1,374,094,370
                                                                           -------------------------------
 End of year ............................................................  $1,083,727,758  $1,318,095,997
                                                                           ===============================
Undistributed net investment income included in net assets:
 End of year ............................................................       $ ( 3,813)           $ --
                                                                           ===============================


                       See notes to financial statements.

FRANKLIN CAPITAL GROWTH FUND
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Capital Growth Fund (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of one fund (the Fund). The Fund seeks capital growth.

Effective May 1, 2002, the Franklin Growth and Income Fund was renamed the Franklin Capital Growth Fund.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN CAPITAL GROWTH FUND
Notes to Financial Statements (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

F. AUDIT GUIDE:

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Fund to amortize all premium and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the Fund. Prior to July 1, 2001, premiums on fixed-income securities were included in realized gains and losses. The cumulative effect of this accounting change resulted in a reduction of $104,544 in the recorded cost of investments and a corresponding increase in net unrealized appreciation.

The effect of this change for the year ended June 30, 2002 was to decrease net investment income by $37,994, decrease unrealized gains by $100,731 and decrease realized losses by $138,725. The per share effect of this change for the year ended June 30, 2002, was less than $.005. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.


2. SHARES OF BENEFICIAL INTEREST

The Fund offers five classes of shares: Class A, Class B, Class C, Class R and Advisor Class. Effective January 1, 2002, the Fund began offering a new class of shares, Class R. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At June 30, 2002, there were an unlimited number of shares authorized (.01 par value). Transactions in the Fund's shares were as follows:


                                                            YEAR ENDED                    YEAR ENDED
                                                           JUNE 30, 2002               JUNE 30, 2001(A)
                                                   ----------------------------------------------------------
                                                       SHARES       AMOUNT           SHARES        AMOUNT
                                                   ----------------------------------------------------------
CLASS A SHARES:
Shares sold ......................................  27,626,724  $ 284,485,403      30,229,893  $ 466,416,237
Shares issued on merger ..........................          --             --       8,677,232    120,353,210
Shares issued in reinvestment of distributions ...     546,689      5,708,297       4,978,966     68,288,514
Shares redeemed .................................. (20,484,640)  (209,469,840)    (24,478,103)  (372,857,954)
                                                   ----------------------------------------------------------
Net increase .....................................   7,688,773  $  80,723,860      19,407,988  $ 282,200,007
                                                   ==========================================================


FRANKLIN CAPITAL GROWTH FUND
Notes to Financial Statements (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)


                                                            YEAR ENDED                    YEAR ENDED
                                                           JUNE 30, 2002                JUNE 30, 2001A
                                                    ------------------------------------------------------
                                                       SHARES       AMOUNT           SHARES      AMOUNT
                                                    ------------------------------------------------------
CLASS B SHARES:
Shares sold .......................................  3,194,704  $ 32,411,041       1,981,103 $ 27,630,956
Shares issued in reinvestment of distributions ....     14,986       153,454         101,490    1,371,137
Shares redeemed ...................................   (827,117)   (8,249,543)       (334,392)  (4,347,272)
                                                    ------------------------------------------------------
Net increase ......................................  2,382,573  $ 24,314,952       1,748,201 $ 24,654,821
                                                    ======================================================
CLASS C SHARES:
Shares sold .......................................  4,855,533  $ 48,947,191       6,593,631 $ 96,307,852
Shares issued on merger ...........................         --            --         710,933    9,597,598
Shares issued in reinvestment of distributions ....     67,703       686,411         863,327   11,559,951
Shares redeemed ................................... (4,733,665)  (47,214,639)     (3,395,792) (49,144,008)
                                                    ------------------------------------------------------
Net increase ......................................    189,571  $  2,418,963       4,772,099$  68,321,393
                                                    ======================================================
CLASS R SHARES:(b)
Shares sold .......................................    417,918  $  4,164,125
Shares issued in reinvestment of distributions ....         27           274
Shares redeemed ...................................    (23,660)     (244,155)
                                                    -------------------------
Net increase ......................................    394,285  $  3,920,244
                                                    =========================
ADVISOR CLASS SHARES:
Shares sold .......................................  1,511,552  $ 15,471,873       2,977,477 $ 39,307,690
Shares issued on merger ...........................         --            --          88,061    1,224,928
Shares issued in reinvestment of distributions ....     35,062       367,145          59,993      819,313
Shares redeemed ...................................   (450,730)   (4,656,981)       (125,716)  (1,865,406)
                                                    ------------------------------------------------------
Net increase ......................................  1,095,884  $ 11,182,037       2,999,815$  39,486,525
                                                    ======================================================


(a) During the year ended June 30, 2001, the Fund acquired the net assets of the Franklin Asset Allocation Fund pursuant to the plan of reorganization approved by the Franklin Asset Allocation Fund's shareholders.
(b) For the period January 1,2002 (effective date) to June 30, 2002.


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin Templeton Services, LLC. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, LLC. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to Advisers based on the net assets of the Fund as follows:

       ANNUALIZED
        FEE RATE  MONTH-END NET ASSETS
       --------------------------------------------------------------
          .625%   First $100 million
          .500%   Over $100 million, up to and including $250 million
          .450%   In excess of $250 million

FRANKLIN CAPITAL GROWTH FUND
Notes to Financial Statements (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

Management Fees were reduced on assets invested in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) in an amount not to exceed the management fees paid by the Sweep Money Fund.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25%, 1.00%, 1.00% and .50% per year of its average daily net assets of Class A, Class B, Class C and Class R, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of Fund's shares, and received contingent deferred sales charges for the year of $1,914,985 and $203,253, respectively.

The Fund paid transfer agent fees of $2,578,341 of which $1,911,960 was paid to Investor Services.


4. INCOME TAXES

At June 30, 2002, the Fund had deferred capital losses occuring subsequent to October 31, 2001 of $108,451,604. For tax purposes, such losses will be reflected in the year ending June 30, 2003.

At June 30, 2002, the Fund had tax basis capital losses of $71,971,790 which may be carried over to offset future capital gains. Such losses expire in year 2010.

At June 30, 2002, the cost of investments, net unrealized appreciation, undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

        Cost of investments ..................... $1,053,812,600
                                                  ---------------
        Unrealized appreciation .................    193,102,444
        Unrealized depreciation .................   (146,073,680)
                                                  ---------------
        Net unrealized appreciation ............. $   47,028,764
                                                  ===============

        Undistributed ordinary income ........... $           --
        Undistributed long-term capital gains ...             --
                                                  ---------------
        Distributable earnings .................. $           --
                                                  ===============

The tax character of distributions paid during the year ended June 30, 2002, was as follows:

                                               2002
                                           -----------
        Distributions paid from:
         Ordinary income                   $2,279,238
         Long-term capital gains            4,806,457
                                           -----------
                                            7,085,695
         Return of capital                    616,128
                                           -----------
                                           $7,701,823
                                           ===========

FRANKLIN CAPITAL GROWTH FUND
Notes to Financial Statements (CONTINUED)


4. INCOME TAXES (CONT.)

Net investment income and net realized losses differ for financial statement and tax purposes primarily due to differing treatments of bond discounts and premiums.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended June 30, 2002 aggregated $757,519,998 and $587,157,359, respectively.

FRANKLIN CAPITAL GROWTH FUND
Independent Auditors' Report

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
FRANKLIN CAPITAL GROWTH FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Capital Growth Fund, formerly Franklin Growth and Income Fund, (the Fund) at June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
August 8, 2002

FRANKLIN CAPITAL GROWTH FUND
Tax Designation

Under Section 854 (b)(2) of the Internal Revenue Code, the Fund hereby designates 100.00% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended June 30, 2002.

BOARD MEMBERS AND OFFICERS

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS
                                                                     NUMBER OF
                                                                PORTFOLIOS IN FUND
                                               LENGTH OF         COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION       TIME SERVED        BY BOARD MEMBER*     OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (81)       Trustee        Since 1965               105            None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company); and FORMERLY, Director, MotherLode Gold Mines
Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).
---------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (70)           Trustee        Since 1982               133            Director, RBC Holdings, Inc. (bank
One Franklin Parkway                                                                   holding company) and Bar-S Foods
San Mateo, CA 94403-1906                                                               (meat packing company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host
Corporation (nursery and craft centers) (until 1998).
---------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (69)        Trustee        Since 1989               134            None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
---------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (73)          Trustee        Since 1960               105            Director, The California Center for
One Franklin Parkway                                                                   Land Recycling (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
---------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (74)          Trustee        Since 1997               133            Director, White Mountains Insurance
One Franklin Parkway                                                                   Group, Ltd. (holding company); Martek
San Mateo, CA 94403-1906                                                               Biosciences Corporation; WorldCom,
                                                                                       Inc. (communications services);
                                                                                       MedImmune, Inc. (biotechnology);
                                                                                       Overstock.com (Internet services);
                                                                                       and Spacehab, Inc. (aerospace
                                                                                       services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
(financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President, National
Association of Securities Dealers, Inc. (until 1987).
---------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS
                                                                     NUMBER OF
                                                                PORTFOLIOS IN FUND
                                               LENGTH OF         COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION       TIME SERVED        BY BOARD MEMBER*     OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (69)       Trustee and    Trustee                  133            None
One Franklin Parkway            Chairman of    since 1976
San Mateo, CA 94403-1906        the Board      and Chairman of
                                               the Board
                                               since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice
President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
**CHARLES E. JOHNSON (46)       Trustee and    Since 1993                34            None
One Franklin Parkway            President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin
Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman of the
Board, President and Director, Franklin Investment Advisory Services, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 34 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR. (61)   Trustee and    Trustee since 1982       117            None
One Franklin Parkway            Vice President and Vice President
San Mateo, CA 94403-1906                       since 1973


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.;
Senior Vice President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 51 of the investment companies in Franklin Templeton
Investments.
---------------------------------------------------------------------------------------------------------------------------
HARMON E. BURNS (57)            Vice President Since 1986          Not Applicable      None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
Advisory Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (42)         Vice President Since 1995          Not Applicable      None
One Franklin Parkway            and Chief
San Mateo, CA 94403-1906        Financial
                                Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.;
Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial
Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment
Counsel, LLC; Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment
Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services,
LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin
Resources, Inc. and of 52 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------


                                                                     NUMBER OF
                                                                PORTFOLIOS IN FUND
                                               LENGTH OF         COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION       TIME SERVED        BY BOARD MEMBER*     OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (55)
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources,
Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources,
Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief
Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until
2000).
---------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (54)           Vice           Since 2000         Not Applicable       None
One Franklin Parkway            President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide, Inc.
and officer of one of the other subsidiaries of Franklin Resources, Inc., and of 53 of the investment companies in
Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and
Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, U.S. Securities and
Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District
of Massachusetts) (until 1979).
---------------------------------------------------------------------------------------------------------------------------
EDWARD V. MCVEY (64)            Vice           Since 1985         Not Applicable       None
26335 Carmel Rancho Blvd.       President
Carmel, CA 93923

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Distributors, Inc.; Executive Vice President, Templeton/Franklin Investment
Services, Inc.; and officer of 29 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
MICHAEL O. MAGDOL (65)          Vice           Since May 2002     Not Applicable       Director, FTI Banque, Arch
600 5th Avenue                  President -                                            Chemicals, Inc. and Lingnan
Rockefeller Center              AML Compliance                                         Foundation
New York, NY 10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Chief Financial Officer and Director, Fiduciary Trust Company International; and officer of 41 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
KIMBERLEY MONASTERIO (38)       Treasurer      Since 2000         Not Applicable       None
One Franklin Parkway            and Principal
San Mateo, CA 94403-1906        Accounting
                                Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 34 of the investment companies in Franklin
Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------



                                                                     NUMBER OF
                                                                PORTFOLIOS IN FUND
                                               LENGTH OF         COMPLEX OVERSEEN
NAME, AGE AND ADDRESS           POSITION       TIME SERVED        BY BOARD MEMBER*     OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (65)          Vice           Since 2000         Not Applicable       None
One Franklin Parkway            President and
San Mateo, CA 94403-1906        Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY,
Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and
Director, Templeton Asset Management Ltd. (until 1999).
---------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin
Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor. Charles E. Johnson is considered an interested person of the Fund under the federal securities laws due to his position as officer and director of Franklin Resources, Inc
Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E.
Johnson.

--------------------------------------------------------------------------------
The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL-BEN (1-800/342-5236) to request the SAI.
--------------------------------------------------------------------------------

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LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund
GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund(1)
Franklin Capital Growth Fund(2)
Franklin DynaTech Fund
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Small Cap Growth Fund II(3)
Franklin Technology Fund

GROWTH & INCOME
Franklin Balance Sheet
 Investment Fund(4)
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund(5)
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund(6)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust(7)
Franklin Short-Intermediate
 U.S. Government Securities Fund(6)
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund(6)
Franklin Federal Money Fund(6,8)
Franklin Money Fund(6,8)

TAX-FREE INCOME(9)
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund(10)
Tax-Exempt Money Fund(6,8)

STATE-SPECIFIC
TAX-FREE INCOME(9)
Alabama
Arizona
California(11)
Colorado
Connecticut
Florida(11)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(10)
Michigan(10)
Minnesota(10)
Missouri
New Jersey
New York(11)
North Carolina
Ohio(10)
Oregon
Pennsylvania
Tennessee
Texas
Virginia


INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(12)


1. Effective 9/1/02, the fund's name will change to Franklin Flex Cap Growth Fund and its investment criteria will be modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
2. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
3. The fund is closed to all new investors. Existing shareholders can continue adding to their account through exchanges and purchases.
4. Effective 5/1/02, the fund is closed to all new investors. Existing shareholders, however, will be able to continue adding to their accounts through exchanges and purchases. In addition, retirement plans with an existing account in the fund will be allowed to open new participant accounts.
5. Effective 4/1/02, the fund expanded its investment universe to include companies with market capitalizations up to $2.5 billion.
6. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
7. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
8. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
9. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
10. Portfolio of insured municipal securities.
11. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
12. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           08/02

[LOGO OMITTED]
FRANKLIN[REGISTRATION MARK] TEMPLETON[REGISTRATION MARK] INVESTMENTS One Franklin Parkway
San Mateo, CA  94403-1906


WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
--------------------------------------------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.

ANNUAL REPORT
FRANKLIN CAPITAL GROWTH FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN[REGISTRATION MARK]
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Capital Growth Fund prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.


134 A2002 08/02   [LOGO OMITTED] Printed on recycled paper.




































                 EVERY SHAREHOLDER'S VOTE IS IMPORTANT
                   PLEASE SIGN, DATE AND RETURN YOUR
                              PROXY TODAY












             Please detach at perforation before mailing.






PROXY                                                                  PROXY
                       FRANKLIN LARGE CAP GROWTH FUND
              SPECIAL SHAREHOLDERS' MEETING - MAY 22, 2003

The undersigned hereby revokes all previous proxies for his or her shares and appoints Rupert H. Johnson, Jr., Harmon E. Burns, Murray L. Simpson, Barbara J. Green, and David P. Goss, and each of them, proxies of the undersigned with full power of substitution to vote all shares of Franklin Large Cap Growth Fund ("Large Cap Fund") that the undersigned is entitled to vote at the Large Cap Fund's Meeting to be held at One Franklin Parkway, San Mateo, CA 94403-1906 at 10:00 a.m. Pacific time on May 22, 2003, including any adjournments thereof, upon such business as may properly be brought before the Meeting.

IMPORTANT: PLEASE SEND IN YOUR PROXY TODAY.

YOU ARE URGED TO DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY. THIS WILL SAVE THE EXPENSE OF FOLLOW-UP LETTERS TO SHAREHOLDERS WHO HAVE NOT RESPONDED.

                             VOTE VIA THE INTERNET: WWW.FRANKLINTEMPLETON.COM VOTE VIA THE TELEPHONE: 1-866/837-1888
                             CONTROL NUMBER:  999 9999 9999 999



                          Note: Plese sign exactly as your name appears on the proxy. If signing for estates, trusts or corporations, your title or capacity should be stated. If shares are held jointly, each holder must sign.

                          ---------------------------------------------------
                          Signature


                          ----------------------------------------------------
                          Signature (if held jointly)


                          -----------------------------------------------,2003
                          Date



                     (Continued on the other side)

                 EVERY SHAREHOLDER'S VOTE IS IMPORTANT












                   PLEASE SIGN, DATE AND RETURN YOUR
                              PROXY TODAY








              Please detach at perforation before mailing.






THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF FRANKLIN STRATEGIC SERIES (THE "TRUST") ON BEHALF OF LARGE CAP FUND. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF PROPOSAL 1, REGARDING THE REORGANIZATION OF LARGE CAP FUND PURSUANT TO THE AGREEMENT AND PLAN OF REORGANIZATION WITH FRANKLIN CAPITAL GROWTH FUND. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING ABOUT WHICH THE PROXYHOLDERS WERE NOT AWARE PRIOR TO THE TIME OF THE SOLICITATION, AUTHORIZATION IS GIVEN TO THE PROXYHOLDERS TO VOTE IN ACCORDANCE WITH THE VIEWS OF MANAGEMENT ON SUCH MATTERS. MANAGEMENT IS NOT AWARE OF ANY SUCH MATTERS.

THE BOARD OF TRUSTEES  UNANIMOUSLY  RECOMMENDS THAT YOU VOTE IN FAVOR OF
PROPOSAL 1.

PLEASE MARK VOTES AS IN THIS EXAMPLE: []

                                                                                        FOR     AGAINST   ABSTAIN
                                                                                        []         []        []
1.    To approve an  Agreement  and Plan of  Reorganization  between the
      Trust,  on behalf of Large Cap Fund,  and Franklin  Capital Growth
      Fund ("Capital  Fund"),  that provides for (i) the  acquisition of substantially  all of the assets of Large Cap Fund by Capital Fund in  exchange  solely  for Class A,  Class B, Class C, Class R, and
      Advisor Class shares of Capital  Fund,  (ii) the  distribution  of such shares to the  shareholders  of Large Cap Fund, and (iii) the
      complete   liquidation   and   dissolution   of  Large  Cap  Fund.
      Shareholders  of Large Cap Fund  will  receive  Class A,  Class B,
      Class C, Class R or Advisor  Class  shares of Capital Fund with an aggregate  net asset value equal to the  aggregate net asset value of the  shareholders'  Class  A,  Class  B,  Class  C,  Class R or
      Advisor Class shares in Large Cap Fund.

2.    To grant the  proxyholders  the  authority  to vote upon any other                 GRANT  WITHHOLD  ABSTAIN
      business,  not  currently  contemplated,  which may  legally  come                   []      []         []
      before the meeting.



 IMPORTANT: PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ACCOMPANYING
                               ENVELOPE.
               NO POSTAGE REQUIRED IF MAILED IN THE U.S.
                               13074_FLC






































                       STATEMENT OF ADDITIONAL INFORMATION
                                       FOR
                          FRANKLIN CAPITAL GROWTH FUND
                              DATED MARCH 26, 2003


                                 ACQUISITION OF
                                  THE ASSETS OF
                         FRANKLIN LARGE CAP GROWTH FUND,
                      A SERIES OF FRANKLIN STRATEGIC SERIES

                      BY AND IN EXCHANGE FOR SHARES OF THE
                          FRANKLIN CAPITAL GROWTH FUND

      This Statement of Additional Information (SAI) relates specifically to the proposed delivery of substantially all of the assets of Franklin Large Cap Growth Fund for shares of Franklin Capital Growth Fund.

      This SAI consists of this Cover Page and the following documents. Each of these documents is attached to and is legally considered to be a part of this
SAI:

           1. The applicable Statement of Additional Information of Franklin Capital Growth Fund - Class A, B, C & R dated November 1, 2002, as supplemented January 1, 2003.

           2. The applicable Statement of Additional Information of Franklin Capital Growth Fund - Advisor Class dated September 1, 2002.

           3. Semi-Annual Report of Franklin Capital Growth Fund for the six months ended December 31, 2002.

           4. The applicable Statement of Additional Information of Franklin Large Cap Growth Fund - Class A, B, C & R dated September 1, 2002, as supplemented January 1, 2003.

           5. The applicable Statement of Additional Information of Franklin Large Cap Growth Fund - Advisor Class dated September 1, 2002.

           6. Annual Report of Franklin Large Cap Growth Fund for the year ended April 30, 2002.

           7. Semi-Annual Report of Franklin Large Cap Growth Fund for the six months ended October 31, 2002.

This SAI is not a Prospectus; you should read this SAI in conjunction with the Prospectus/Proxy Statement dated March 26, 2003, relating to the above-referenced transaction. You can request a copy of the Prospectus/Proxy Statement by calling 1-800/DIAL BEN(R) or by writing to Franklin Capital Growth Fund, One Franklin Parkway, San Mateo, CA 94403-1906.







FRANKLIN CAPITAL
GROWTH FUND

CLASS A, B, C & R

STATEMENT OF ADDITIONAL INFORMATION
NOVEMBER 1, 2002

[Insert Franklin Templeton Investments logo]

P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)
-------------------------------------------------------------------------------

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. The Fund's prospectus, dated November 1, 2002, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and auditor's report in the Fund's Annual Report to Shareholders, for the fiscal year ended June 30, 2002, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goals, Strategies and Risks....................   2
Officers and Trustees..........................  12
Management and Other Services..................  17
Portfolio Transactions.........................  19
Distributions and Taxes........................  20
Organization, Voting Rights
  and Principal Holders........................  22
Buying and Selling Shares......................  23
Pricing Shares.................................  30
The Underwriter................................  30
Performance....................................  32
Miscellaneous Information......................  36
Description of Ratings.........................  37

-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o   ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

o   ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


GOALS, STRATEGIES AND RISKS
-------------------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

The Fund's principal investment goal is capital appreciation. Its secondary goal is to provide current income return through the receipt of dividends or interest from its investments.

The Fund may not:

1. Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

2. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to other investment companies to the extent permitted by the Investment Company Act of 1940, as amended (1940 Act), or any exemptions therefrom which may be granted by the Securities and Exchange Commission (SEC).

3. Borrow money, except that the Fund may borrow money from banks or other investment companies to the extent permitted by the 1940 Act, or any exemptions therefrom which may be granted by the SEC, or from any person in a private transaction not intended for public distribution for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed).

4. Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

5. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

6. Purchase or sell real estate and commodities, except that the Fund may purchase or sell securities of real estate investment trusts, may purchase or sell currencies, may enter into futures contracts on securities, currencies, and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

7. Issue securities senior to the Fund's presently authorized shares of beneficial interest. Except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof.

NON-FUNDAMENTAL INVESTMENT POLICIES

The Fund may not pledge, mortgage or hypothecate the Fund's assets as security for loans. It will not engage in joint or joint and several trading accounts in securities (except with respect to short-term investments of cash pending investment into portfolio securities of the type discussed in the prospectus) except that an order to purchase or sell may be combined with orders from other persons to obtain lower brokerage commissions. The Fund also may be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares now or in the future.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

In trying to achieve its investment goals, the Fund may invest in the following types of securities or engage in the following types of transactions:

CONVERTIBLE SECURITIES The Fund may invest, but does not intend to invest more than 10% of its total assets, in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security and not as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security. If, however, the parity price (the price at which the common stock underlying the convertible security may be obtained) of the convertible security is less than the call price (the price of the bond, including any premium related to the conversion feature), the operating company may pay out cash instead of common stock. When a convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

In addition, the issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. A convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

ENHANCED CONVERTIBLE SECURITIES. The Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks (PERCS). Enhanced convertible securities provide an investor, such as the Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit that is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years, PERCS convert into one share of the issuer's common stock if the issuer's common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity and thus do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

The Fund may also invest in other enhanced convertible securities, such as ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS, they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; and investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity, and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein which may be similar to those described above in which the Fund may invest, consistent with its goals and policies.

An investment in an enhanced convertible security or any other convertible security may involve additional risks to the Fund. The Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. The Fund, however, intends to buy liquid securities, though there can be no assurances that this will be achieved.

DEBT SECURITIES represent a loan of money by the purchaser of the securities to the issuer. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain period of time. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividends to holders of its equity securities. Bonds, notes, debentures and commercial paper are types of debt securities. Each of these differs in the length of the issuer's payment schedule, with commercial paper having the shortest payment schedule.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of these securities generally declines. These changes in market value will be reflected in the Fund's net asset value.

Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. The Fund may buy debt securities that are rated Baa by Moody's Investors Service (Moody's) or BBB by Standard & Poor's Ratings Group (S&P(R)) or better; or unrated debt that is determined to be of comparable quality. At present, the Fund does not intend to invest more than 5% of its total assets in non-investment grade securities (rated lower than Baa by Moody's or BBB by S&P(R)).

LOWER-RATED DEBT SECURITIES. Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for a Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities. The ability of a Fund to achieve its investment goal may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were invested in higher rated securities.

Lower-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek recovery.

EQUITY SECURITIES The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities.

FOREIGN SECURITIES The Fund may invest a portion of its assets in foreign securities. The Fund considers the term "foreign securities" to mean securities that are traded principally on markets or exchanges in countries other than the U.S. Securities underlying depositary receipts that are traded in the U.S. are not considered foreign securities. The Fund may buy securities of foreign issuers directly in foreign markets so long as, in the manager's judgment, an established public trading market exists. (An established public trading market exists where there are a sufficient number of shares traded regularly relative to the number of shares to be purchased by the Fund.) Securities acquired by the Fund outside the U.S. that are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered by the Fund to be illiquid assets so long as the Fund buys and holds the securities with the intention of reselling the securities in the foreign trading market, the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market, and current market quotations are readily available. The Fund will not buy securities of foreign issuers outside of the U.S. under circumstances where, at the time of acquisition, the Fund has reason to believe that it could not resell the securities in a public trading market. Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries, but investments will not be made in any securities issued without stock certificates or comparable stock documents. The Fund does not intend to invest more than 15% of its total assets in foreign securities of companies of developed foreign nations. The Fund does not presently intend to buy foreign securities of issuers in developing nations.

DEPOSITARY RECEIPTS are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Many securities of foreign issuers are represented by American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). ADRs evidence ownership of, and represent the right to receive securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risk associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on NASDAQ. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary receipts may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts.

FOREIGN SECURITIES RISKS. You should consider carefully the substantial risks involved in securities of companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. Investments in depositary receipts also involve some or all of the risks described below.

COUNTRY. There may be less publicly available information about foreign companies compared to the reports and ratings published about U.S. companies. Certain countries financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting or auditing, financial reporting standards, and may have less government supervision of financial markets. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign securities markets have substantially lower trading volume than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher.

In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

CURRENCY. Some of the Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.

The Fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Devaluations in any of the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund.

Through the Fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the Fund's investments. The exercise of this flexible policy may include decisions to purchase securities in substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

In connection with its annual review of the Fund's foreign subcustodians and foreign securities depositories, the Fund's Board of Trustees considers (1) the likelihood of the imposition of any foreign government of exchange control restrictions that would affect the liquidity of the Fund's assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments which such assets may be exposed; and (2) the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories. However, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the manager, any losses resulting from the holding of the Fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the Fund's Board of Trustees appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

EURO. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. Beginning January 1, 2002, the euro, which was implemented in stages, replaced the national currencies of the following participating countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The participating countries currently issue sovereign debt exclusively in the euro.

The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is new and untested. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities the Fund may hold, or the impact, if any, on Fund performance. In the first three years of the euro's existence, the exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time.

ILLIQUID SECURITIES The Fund's current policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them. This policy may be changed by the board of trustees.

LOANS OF PORTFOLIO SECURITIES To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 10% of the value of the Fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 100% of the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

OPTIONS, FUTURES, AND OPTIONS ON FINANCIAL FUTURES

CALL AND PUT OPTIONS. The Fund may write (sell) covered put and call options and buy put and call options on securities listed on a national securities exchange and in the over-the-counter (OTC) market. Additionally, the Fund may "close out" options it has entered into.

A call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option.

A call option written by the Fund is "covered" if the Fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference in exercise prices is maintained by the Fund in cash and high grade debt securities in a segregated account with its custodian bank. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the market value of the underlying security at that time.

If the writer of an option wants to terminate its obligation, the writer may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the holder of an option may liquidate its position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction may be made at the time desired by the Fund.

Effecting a closing transaction in the case of a written call option allows a Fund to write another call option on the underlying security with a different exercise price, expiration date or both. In the case of a written put option, a closing transaction allows a Fund to write another covered put option. Effecting a closing transaction also allows the cash or proceeds from the sale of any securities subject to the option to be used for other Fund investments. If the Fund wants to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or at the same time as the sale of the security.

The Fund will realize a profit from a closing transaction if the cost of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the cost of the transaction is more than the premium received from writing the option or is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing transaction of a written call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The Fund may buy call options on securities that it intends to buy in order to limit the risk of a substantial increase in the market price of the security before the purchase is effected. The Fund may also buy call options on securities held in its portfolio and on which it has written call options. A call option gives the holder the right to buy the underlying securities from the option writer at a stated exercise price. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option (including transaction costs).

A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period. The option may be exercised at any time before its expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

The Fund may write (sell) put options only on a covered basis, which means that the Fund maintains in a segregated account cash, U.S. government securities or other liquid, high-grade debt securities in an amount not less than the exercise price at all times while the put option is outstanding. (The rules of the clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund may generally write covered put options in circumstances where the manager wants to buy the underlying security for the Fund's portfolio at a price lower than the current market price of the security. In such event, the Fund may write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund may also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in this transaction is that the market price of the underlying security would decline below the exercise price less the premiums received.

BUYING PUT OPTIONS. The Fund may buy put options. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

The Fund may buy a put option on an underlying security (a protective put) owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price, regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security when the manager finds it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the security is eventually sold.

The Fund may also buy put options at a time when the Fund does not own the underlying security. If the Fund buys a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

OVER-THE-COUNTER (OTC) OPTIONS. The Fund may write covered put and call options and buy put and call options that trade in the OTC market to the same extent that it may engage in exchange traded options. OTC options differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done based on information from market makers. OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, however, than exchange traded options and the writer of an OTC option is paid the premium in advance by the dealer.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. The Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. The Fund may suffer a loss if it is not able to exercise or sell its position on a timely basis. When the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the option.

The Fund understands the current position of the staff of the SEC to be that purchased OTC options are illiquid securities and that the assets used to cover the sale of an OTC option are considered illiquid. The Fund and the manager disagree with this position. Nevertheless, pending a change in the staff's position, the Fund will treat OTC options and "cover" assets as subject to the Fund's limitation on illiquid securities.

OPTIONS ON STOCK INDICES. The Fund may also buy call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations. Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater (or less, in the case of puts) than the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on the price movements of the underlying index rather than the price movements of an individual stock.

When the Fund writes an option on a stock index, the Fund will establish a segregated account containing cash or high quality fixed-income securities with its custodian bank in an amount at least equal to the market value of the underlying stock index. The Fund will maintain the account while the option is open or it will otherwise cover the transaction.

FUTURES CONTRACTS. The Fund may enter into contracts to buy or sell futures contracts based upon financial indices (financial futures). Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. Futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission and must be executed through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market.

At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial deposit). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

Although financial futures contracts by their terms call for the actual delivery or acquisition of securities, or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or cash. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical financial futures contract calling for delivery in the same month. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or cash. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells financial futures.

The Fund will not engage in transactions in futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of its securities or securities that it intends to buy. The Fund will not enter into any stock index or financial futures contract or related option if, immediately thereafter, more than one-third of the Fund's total assets would be represented by futures contracts or related options. In addition, the Fund may not buy or sell futures contracts or buy or sell related options, if immediately thereafter, the sum of the amount of initial deposits on its existing financial futures and premiums paid on options on financial futures contracts would exceed 5% of the market value of the Fund's total assets. When the Fund buys futures contracts or related call options, money market instruments equal to the market value of the futures contract or related option will be deposited in a segregated account with the custodian bank to collateralize such long positions.

The purpose of the acquisition or sale of a futures contract is to attempt to protect the Fund from fluctuations in price of portfolio securities without actually buying or selling the underlying security.

To the extent the Fund enters into a futures contract, it will maintain with its custodian bank, to the extent required by the rules of the SEC, assets in a segregated account to cover its obligations with respect to such contract. The segregated account will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

STOCK INDEX FUTURES. The Fund may buy and sell stock index futures contracts and options on stock index futures contracts. A stock index futures contract obligates the seller to deliver (and the buyer to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its equity securities that might otherwise result. When the Fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy.

OPTIONS ON STOCK INDEX FUTURES. The Fund may buy and sell call and put options on stock index futures to hedge against risks of marketside price movements. The need to hedge against these risks will depend on the extent of diversification of the Fund's common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day before the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

BOND INDEX FUTURES AND RELATED OPTIONS. The Fund may buy and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. The Fund reserves the right to conduct futures and options transactions based on an index that may be developed in the future to correlate with price movements in certain categories of debt securities. The Fund's investment strategy in employing futures contracts based on an index of debt securities will be similar to that used by it in other financial futures transactions.

The Fund may also buy and write put and call options on bond index futures and enter into closing transactions with respect to such options.

FUTURE DEVELOPMENTS. The Fund may take advantage of opportunities in the area of options and futures contracts and any other derivative investments that are not presently contemplated for use by the Fund or that are not currently available but may be developed, to the extent such opportunities are both consistent with the Fund's investment goals and legally permissible for the Fund.

Options, futures, and options on futures are generally considered derivative securities. The Fund's investments in these derivative securities will be for portfolio hedging purposes in an effort to stabilize principal fluctuations. The Fund is not obligated to hedge its investment positions, but may do so when deemed prudent and consistent with the Fund's goals and policies.

RISKS ASSOCIATED WITH STOCK INDEX OPTIONS, STOCK INDEX FUTURES, FINANCIAL FUTURES, AND RELATED OPTIONS. The Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indexes, stock index futures and related options depends on the degree to which price movements in the underlying index or underlying securities correlate with price movements in the relevant portion of the Fund's portfolio. Inasmuch as these securities will not duplicate the components of any index or underlying securities, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities that would result in a loss on both the securities and the hedging instrument. Accordingly, successful use by the Fund of options on stock indexes, stock index futures, financial futures, and related options will be subject to the manager's ability to predict correctly movements in the direction of the securities markets generally or of a particular segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Positions in stock index options, stock index futures and related options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option or futures contract or related option at any specific time. Thus, it may not be possible to close an option or futures position. The inability to close options or futures positions could have an adverse impact on the Fund's ability to effectively hedge its securities. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market for such options or futures.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a buyer of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Fund does not believe that these trading and positions limits will have an adverse impact on the Fund's strategies for hedging its securities.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the manager may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Fund believes that use of futures contracts will benefit the Fund, if the manager's judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any futures contract. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

The Fund's sale of futures contracts and buying put options on futures will be solely to protect its investments against declines in value and, to the extent consistent therewith, to accommodate cash flows. The Fund expects that in the normal course it will buy securities upon termination of long futures contracts and long call options on future contracts, but under unusual market conditions it may terminate any of such positions without correspondingly buying securities.

To the extent that the Fund does invest in options and futures, it may be limited by the requirements of the Code for qualification as a regulated investment company and such investments may reduce the portion of the Fund's dividends that are eligible for the corporate dividends-received deduction. These transactions are also subject to certain distributions to shareholders.

REAL ESTATE INVESTMENT TRUSTS (REITS) A REIT is a pooled investment vehicle that typically invests directly in real estate and/or in mortgages and loans collateralized by real estate. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment experience of the underlying real estate related investments. The Fund does not intend to invest more than 10% of its total assets in REITs.

REITs are subject to risks related to the skill of their management, changes in value of the properties the REITs own, the quality of any credit extended by the REITs, and general economic and other factors.

REPURCHASE AGREEMENTS The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.

Temporary defensive investments generally may include securities that pay taxable interest. To the extent allowed by exemptions granted under the 1940 Act and the Fund's other investment policies and restrictions, the manager also may invest the Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------

Franklin Capital Growth Fund (the Trust) has a board of trustees. Each trustee will serve until that person's successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Fund's day-to-day operations. The board also monitors the Fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS
-------------------------

                                         NUMBER OF
                                       PORTFOLIOS IN
                                        FUND COMPLEX
NAME,                       LENGTH OF   OVERSEEN BY        OTHER
AGE AND ADDRESS   POSITION  TIME SERVED BOARD MEMBER*  DIRECTORSHIPS HELDS
--------------------------------------------------------------------------

FRANK H. ABBOTT,     Trustee  Since        106         None
III (81)                      1965

One Franklin Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: President and Director, Abbott Corporation (an investment company); and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).
---------------------------------------------------------------------------

HARRIS J. ASHTON     Trustee  Since       133          Director,
(70)                          1982                     Bar-S Foods
One Franklin Parkway                                   (meat packing
San Mateo, CA                                          company).
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
--------------------------------------------------------------------------

S. JOSEPH FORTUNATO  Trustee  Since        134          None
(70)                          1989
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
--------------------------------------------------------------------------

FRANK W.T.  LAHAYE   Trustee  Since        106          Director, The
(73)                          1960                      California
One Franklin                                            Center for
Parkway                                                 Land
San Mateo, CA                                           Recycling
94403-1906                                              (redevelopment).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and
formerly, Chairman, Peregrine Venture Management Company
(venture capital).
--------------------------------------------------------------------------

GORDON S. MACKLIN    Trustee  Since       133           Director,
(74)                          1997                      White
One Franklin                                            Mountains
Parkway                                                 Insurance
San Mateo, CA                                           Group, Ltd.
94403-1906                                              (holding
                                                        company);
                                                        Martek
                                                        Biosciences
                                                        Corporation;
                                                        WorldCom, Inc.
                                                        (communications
                                                        services);
                                                        MedImmune, Inc.
                                                        (biotechnology);
                                                        Overstock.com
                                                        (Internet
                                                        services);
                                                        and Spacehab,
                                                        Inc. (aerospace
                                                        services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
(financial services) (until 1998) and Hambrecht & Quist Group
(investment banking) (until 1992); and President, National
Association of Securities Dealers, Inc. (until 1987).
-----------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS
-------------------------------------

                                          NUMBER OF
                                        PORTFOLIOS IN
                                         FUND COMPLEX
NAME,                         LENGTH OF   OVERSEEN BY        OTHER
AGE AND ADDRESS   POSITION   TIME SERVED BOARD MEMBER*  DIRECTORSHIPS HELDS
--------------------------------------------------------------------------
**CHARLES B.      Trustee    Trustee        133          None
JOHNSON (69)      and        since
One Franklin      Chairman   1976 and
Parkway           of the     Chairman
San Mateo, CA     Board      of the
94403-1906                   Board
                             since
                             1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------

**RUPERT H.       Trustee,   Trustee         116          None
JOHNSON, JR. (62) President  since
One Franklin      and        1982,
Parkway           Chief      President
San Mateo, CA     Executive  and
94403-1906        Officer -  Chief
                  Investment Executive
                  Management Officer -
                             Investment
                             Management
                             since
                             October 2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director,
Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.
and Franklin Investment Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; officer and/or
director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------

HARMON E. BURNS (57) Vice      Since          Not          None
One Franklin         President 1986           Applicable
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director,
Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President,
Franklin Advisers, Inc.; Director, Franklin Investment Advisory
Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 48 of the investment companies in
Franklin Templeton Investments.
-------------------------------------------------------------------------

MARTIN L. FLANAGAN   Vice      Since         Not           None
(42)                 President 1995          Applicable
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------

JIMMY D. GAMBILL     Senior    Since         Not            None
(55)                 Vice      October       Applicable
500 East Broward     President 2002
Blvd.                and
Suite 2100           Chief
Fort Lauderdale, FL  Executive
33394-3091           Officer
                     -
                     Finance
                     and
                     Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: President, Franklin Templeton Services, LLC; and officer of some of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------

DAVID P. GOSS (55)   Vice      Since         Not            None
One Franklin         President 2000          Applicable
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President,
Chief Executive Officer and Director, Property Resources, Inc.
and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton
Investments; and FORMERLY, President, Chief Executive Officer
and Director, Property Resources Equity Trust (until 1999) and
Franklin Select Realty Trust (until 2000).
--------------------------------------------------------------------------

BARBARA J. GREEN     Vice      Since         Not           None
(55)                 President 2000          Applicable
One Franklin
Parkway
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources,
Inc.; and Senior Vice President, Templeton Worldwide, Inc. and
officer of one of the other subsidiaries of Franklin Resources,
Inc. and of 50 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Deputy Director, Division
of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special
Counsel and Attorney Fellow, Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and
Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
-----------------------------------------------------------------------

MICHAEL O. MAGDOL    Vice      Since         Not           Director, FTI
(65)                 President May 2002      Applicable    Banque, Arch
600 5th Avenue       - AML                                 Chemicals,
Rockefeller Center   Compliance                            Inc. and
New York, NY                                               Lingnan
10048-0772                                                 Foundation.

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 38 of the investment companies in Franklin Templeton Investments.
------------------------------------------------------------------------

KIMBERLEY            Treasurer Treasurer      Not           None
MONASTERIO (38)      and       since          Applicable
One Franklin         Chief     2000 and
Parkway              Financial Chief
San Mateo, CA        Officer   Financial
94403-1906                     Officer
                               since
                               September
                               2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Senior Vice President, Franklin Templeton Services, LLC; and officer of 34 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------

MURRAY L. SIMPSON    Vice      Since          Not           None
(65)                 President 2000           Applicable
One Franklin         and
Parkway              Secretary
San Mateo, CA
94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin
Resources, Inc.; officer and/or director of some of the
subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Chief Executive Officer and Managing Director,
Templeton Franklin Investment Services (Asia) Limited (until
2000); and Director, Templeton Asset Management Ltd. (until
1999).
-------------------------------------------------------------------------

 * We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

** Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The Trust pays noninterested board members $566 per month and $518 per meeting attended. Board members who serve on the audit committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.

                                                        NUMBER OF
                                      TOTAL FEES        BOARDS IN
                      TOTAL FEES       RECEIVED         FRANKLIN
                       RECEIVED      FROM FRANKLIN     TEMPLETON
                        FROM           TEMPLETON      INVESTMENTS
                     THE FUND/1      INVESTMENTS/2     ON WHICH
NAME                     ($)              ($)         EACH SERVES/3
---------------------------------------------------------------------
Frank H. Abbott, III    10,511          163,675            28
Harris J. Ashton        10,080          353,221            45
S. Joseph Fortunato      9,445          352,380            46
Frank W.T. LaHaye       10,501          154,197            28
Gordon S. Macklin       10,082          353,221            45

1. For the fiscal year ended June 30, 2002.
2. For the calendar year ended December 31, 2001.
3. We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2001.

INDEPENDENT BOARD MEMBERS
-------------------------------------------------------------------

                                                    AGGREGATE
                                                  DOLLAR RANGE OF
                                               EQUITY SECURITIES IN
                                                ALL FUNDS OVERSEEN
                                                   BY THE BOARD
                        DOLLAR RANGE OF           MEMBER IN THE
                       EQUITY SECURITIES       FRANKLIN TEMPLETON
NAME OF BOARD MEMBER     IN THE FUND              UND COMPLEX
-------------------------------------------------------------------
Frank H. Abbott, III     $1 - $10,000          Over $100,000
Harris J. Ashton      $10,001 - $50,000        Over $100,000
S. Joseph Fortunato      $1 - $10,000          Over $100,000
Frank W.T. LaHaye     $10,001 - $50,000        Over $100,000
Gordon S. Macklin            None              Over $100,000

INTERESTED BOARD MEMBERS
-------------------------------------------------------------------

                                                   AGGREGATE
                                                  DOLLAR RANGE OF
                                               EQUITY SECURITIES IN
                                                ALL FUNDS OVERSEEN
                                                   BY THE BOARD
                        DOLLAR RANGE OF           MEMBER IN THE
                       EQUITY SECURITIES       FRANKLIN TEMPLETON
NAME OF BOARD MEMBER     IN THE FUND              UND COMPLEX
-------------------------------------------------------------------
Charles B. Johnson       Over $100,000         Over $100,000
Rupert H. Johnson, Jr.     $50,001 -           Over $100,000
                           $100,000

BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent auditors, including evaluating their independence and meeting with such auditors to consider and review matters relating to the Fund's financial reports and internal accounting. The Audit Committee is comprised of the following Independent Trustees of the Trust: Frank H. Abbott, III and Frank W.T. LaHaye. The Nominating Committee is comprised of the following Independent Trustees of the Trust: Frank H. Abbott, III, Harris J. Ashton, S. Joseph Fortunato, Frank W.T. LaHaye and Gordon S. Macklin.

The Trust's Nominating Committee sets trustees' fees and is responsible for the nomination of trustees to the board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the board, care of the Trust's address at:

P.O. Box 997151
Sacramento, CA  95899-9983

During the fiscal year ended June 30, 2002, the Audit Committee met twice and the Nominating Committee met once.

MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The manager also selects the brokers who execute the Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Fund. Similarly, with respect to the Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages.

The Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

During the past fiscal year, the board, including a majority of non-interested or independent trustees, approved renewal of the Fund's management agreement. In reaching this decision, the board took into account information furnished throughout the year at regular board meetings, as well as information specifically furnished for a board meeting held annually to specifically consider such renewal. Information furnished throughout the year included reports on the Fund's investment performance, expenses, portfolio composition and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by the manager and its affiliates, as well as periodic reports relating to compliance with the Fund's investment policies and restrictions. The information furnished annually to the board also included special reports prepared by an independent third party analyst comparing the Fund's investment performance, and expenses with those of other mutual funds deemed comparable to the Fund as selected by the independent third party analyst as well as information relating to the manager's profitability.

In considering such material, the independent board members received assistance and advice from and met separately with independent counsel. Based upon its review of such material and information together with such other information as it deemed relevant, the board, including a majority of independent trustees, concluded that continuance of the management agreement was appropriate and in the best interest of Fund shareholders. In reaching this decision, the board took into account a combination of factors, including the following:

o PERFORMANCE. Performance of the Fund was considered in reference to a peer group of multi-cap growth funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short term and long term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to multi-cap growth funds, and to the Fund's compliance with its specific investment objectives and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Fund in relation to those within the relevant peer group of multi-cap growth funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o QUALITY OF SERVICES. In considering the scope and quality of investment management services, consideration was given to the manager's continuing need to attract and retain qualified investment management staff, the portfolio research and management process, and the record of compliance with Fund investment policies and restrictions, as well as the code of ethics which governs personal securities trading by Fund management. Consideration was also given to the scope and quality of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates. In performing this evaluation, the board considers factors such as the level of expenditures in and improvements and enhancements of services provided, as well as data and reports evidencing or measuring the various levels of services provided. In addition to third party data and reports, the trustees, all of whom have significant investments in one or more of the Franklin Templeton family of funds, check on and informally report from time to time on, the level of service personally experienced by them as shareholders. The board also considered the benefit to Fund shareholders of investing in a fund that is part of a large family of funds offering a variety of investment choices and shareholder services.

o MANAGER'S PROFITABILITY. The trustees considered the manager's level of profitability in providing management and other services to the Franklin Templeton funds, including the Fund. In doing so, the trustees considered materials and reports prepared annually by the manager which address profitability from its overall U.S. fund business, as well as from services provided the individual funds, including the Fund. The board reviews and discusses in detail the basis on which such reports are prepared and reviews the reasonableness of the cost allocation methodology utilized with the Fund's independent auditors. The board also considers the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of "soft" commission dollars to pay for research and other similar services. The trustees also considered the manager's profitability in comparison with available industry data.

MANAGEMENT FEES The Fund pays the manager a fee equal to a monthly rate of:

o   5/96 of 1% of the value of net assets up to and including $100 million;

o 1/24 of 1% of the value of net assets over $100 million and not over $250 million; and

o   9/240 of 1% of the value of net assets in excess of $250 million.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended June 30, the Fund paid the following management fees:

                                          MANAGEMENT
                                        FEES PAID ($)
        ---------------------------------------------------
        2002                              5,166,939
        2001                              6,087,965
        2000                              5,012,245

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Fund. FT Services is wholly owned by Resources and is an affiliate of the Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o   0.15% of the Fund's average daily net assets up to $200 million;

o   0.135% of average daily net assets over $200 million up to $700 million;

o   0.10% of average daily net assets over $700 million up to $1.2 billion; and

o   0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended June 30, the manager paid FT Services the following administration fees:

                                   ADMINISTRATION
                                   FEES PAID ($)
         -----------------------------------------------
         2002                        1,467,469
         2001                        1,604,644
         2000                        1,305,513

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at One Franklin Parkway, San Mateo, CA 94403-1906. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.

For its services, Investor Services receives a fixed fee per account. The Fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year will not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Fund's independent auditor. The auditor gives an opinion on the financial statements included in the Fund's Annual Report to Shareholders and reviews the Fund's registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless the manager believes that trading on a principal basis will not provide best execution. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

During the last three fiscal years ended June 30, the Fund paid the following brokerage commissions:

              BROKERAGE COMMISSIONS ($)
 ------------------------------------------
 2002                 1,906,182
 2001                   942,091
 2000                   692,248

For the fiscal year ended June 30, 2002, the Fund paid brokerage commissions of $1,609,702 from aggregate portfolio transactions of $923,858,766 to brokers who provided research services.

As of June 30, 2002, the Fund owned securities issued by Goldman Sachs Group, Inc. and Fleet Boston Financial Corp. valued in the aggregate at $12,836,000 and $5,747,000, respectively. Except as noted, the Fund did not own any securities issued by its regular broker-dealers at the end of the fiscal year.

DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

MULTICLASS DISTRIBUTIONS The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends the Fund pays are taxable to you as ordinary income.

DISTRIBUTIONS OF CAPITAL GAINS

CAPITAL GAIN DISTRIBUTIONS. The Fund may realize capital gains and losses on the sale of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

TAXATION OF FIVE YEAR GAINS.

o SHAREHOLDERS IN THE 10 AND 15% FEDERAL BRACKETS. If you are in the 10 or 15% individual income tax bracket, capital gain distributions generally are subject to a maximum rate of tax of 10%. However, if you receive distributions from the Fund's sale of securities that it owned for more than five years, these gains are subject to a maximum rate of tax of 8%. The Fund will inform you in January of the portion of any capital gain distributions you received for the previous year that was five year gains qualifying for this reduced tax rate.

o SHAREHOLDERS IN HIGHER FEDERAL BRACKETS. If you are in a higher individual income tax bracket (the 27% or higher bracket in 2002 and 2003), capital gain distributions generally are subject to a maximum rate of tax of 20%. BEGINNING IN THE YEAR 2006, any distributions from the Fund's sale of securities purchased after January 1, 2001, that it owned for more than five years will be subject to a maximum rate of tax of 18%.

INVESTMENTS IN FOREIGN SECURITIES The next three paragraphs describe tax considerations that are applicable to funds that invest in foreign securities.

EFFECT OF FOREIGN WITHHOLDING TAXES. The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. THIS TREATMENT COULD INCREASE OR DECREASE THE FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOU, AND MAY CAUSE SOME OR ALL OF THE FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC SECURITIES. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o  98% of its taxable ordinary income earned during the calendar year;

o 98% of its capital gain net income earned during the twelve month period ending October 31; and

o 100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

TAXATION OF FIVE YEAR GAINS.

o SHAREHOLDERS IN THE 10 AND 15% FEDERAL BRACKETS. If you are in the 10 or 15% individual income tax bracket, gains from the sale of your Fund shares generally are subject to a maximum rate of tax of 10%. However, if you owned your shares for more than five years, these gains are subject to a maximum rate of tax of 8%.

o SHAREHOLDERS IN HIGHER FEDERAL BRACKETS. If you are in a higher individual income tax bracket (the 27% or higher bracket in 2002 and 2003), gains from the sale of your Fund shares generally are subject to a maximum rate of tax of 20%. BEGINNING IN THE YEAR 2006, any gains from the sale of Fund shares purchased after January 1, 2001, that you owned for more than five years will be subject to a maximum rate of tax of 18%. However, if you made an election to mark your Fund shares to market as of January 2, 2001, any Fund shares that you acquired before this date will also be eligible for the 18% maximum rate of tax, BEGINNING IN 2006.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

DEFERRAL OF BASIS. (CLASS A, B & C ONLY) In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and

o You sell some or all of your original shares within 90 days of their purchase, and

o You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association
(FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because the income of the Fund is generally derived from investments in domestic securities, it is anticipated that a portion of the dividends paid by the Fund will qualify for this deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

INVESTMENT IN COMPLEX SECURITIES The Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example:

DERIVATIVES. The Fund is permitted to invest in certain options, futures contracts on securities and financial indices, options on futures and financial indices, and foreign currency contracts. If it makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund would also be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

CONSTRUCTIVE SALES. The Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

TAX STRADDLES. The Fund's investment in options, futures, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

ENHANCED CONVERTIBLE SECURITIES. The Fund is permitted to invest in enhanced convertible preferred securities (i.e., convertible securities restructured to offer enhanced convertibility and/or yield characteristics). Even though these enhanced convertible securities are economically equivalent to traditional convertible securities, each security forming part of such an investment is analyzed separately, and the tax consequences of an investment in the component parts of an enhanced convertible security could differ from those of an investment in a traditional convertible security.

SECURITIES PURCHASED AT DISCOUNT. The Fund is permitted to invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

EACH OF THESE INVESTMENTS BY THE FUND IN COMPLEX SECURITIES IS SUBJECT TO SPECIAL TAX RULES THAT COULD AFFECT THE AMOUNT, TIMING AND/OR TAX CHARACTER OF INCOME REALIZED BY THE FUND AND DISTRIBUTED TO YOU.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

The Fund is a diversified open-end management investment company, commonly called a mutual fund. The Fund was previously organized as a California corporation on August 30, 1984, and was reorganized on August 10, 2000, as a Delaware business trust created on March 21, 2000, and is registered with the SEC. Prior to May 1, 2002, the Fund's name was Franklin Growth and Income Fund.

The Fund currently offers five classes of shares, Class A, Class B, Class C, Class R and Advisor Class. The Fund began offering Class R shares on January 1, 2002. The Fund may offer additional classes of shares in the future. The full title of each class is:

o  Franklin Capital Growth Fund - Class A
o  Franklin Capital Growth Fund - Class B
o  Franklin Capital Growth Fund - Class C
o  Franklin Capital Growth Fund - Class R
o  Franklin Capital Growth Fund - Advisor Class

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.

The Fund has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Fund does not intend to hold annual shareholder meetings. The Fund may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of October 2, 2002, the principal shareholders of the Fund, beneficial or of record, were:

                                                      PERCENTAGE
NAME AND ADDRESS                      SHARE CLASS         (%)
--------------------------------------------------------------------

Franklin Templeton Bank & Trust            R             5.32
 TTEE for Defined Contribution
Svcs Western Caroline Supply Co. Inc.
Retirement Service Plan
P.O. Box 2438
Rancho Cordova, CA 95741-2438

Franklin Templeton Bank & Trust            R             5.22
 TTEE for Defined Contribution
Svcs AWT Metal Specialties Inc.
Employee Retirement Plan
P.O. Box 2438
Rancho Cordova, CA 95741-2438

Franklin Templeton Fund Allocator       Advisor          46.93
  Growth Target Fund
One Franklin Parkway
San Mateo, CA 94403-1906

Franklin Templeton Fund Allocator       Advisor          28.88
  Moderate Target Fund
One Franklin Parkway
San Mateo, CA 94403-1906

Franklin Templeton Bank & Trust         Advisor          6.89
 TTEE for Defined Contribution
Svcs Franklin Resources, Inc.
Profit Sharing Plan
P.O. Box 2438
Rancho Cordova, CA 95741-2438

Franklin Templeton Fund                 Advisor          5.56
  Allocator Conservative Target
  Fund
One Franklin Parkway
San Mateo, CA 94403-1906


Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and/or trustees of the Trust, serve on the administrative committee of the Franklin Templeton Profit Sharing 401(k) Plan, which owns shares of the Fund. In that capacity, they participate in the voting of such shares. Charles B. Johnson and Rupert H. Johnson, Jr. disclaim beneficial ownership of any shares of the Fund owned by the Franklin Templeton Profit Sharing 401(k) Plan.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of October 2, 2002, the officers and board members, as a group, owned of record and beneficially 1.04% of the Fund's Advisor Class shares and less than 1% of the outstanding shares of the Fund's other classes. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INITIAL SALES CHARGES The maximum initial sales charge is 5.75% for Class A and 1% for Class C. There is no initial sales charge for Class B and Class R.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases. Franklin Templeton funds include the U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.

CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in Franklin Templeton funds. You also may combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in Franklin Templeton funds to determine the sales charge that applies.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying Fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group generally does not include a 403(b) plan that only allows salary deferral contributions, although any such plan that purchased the Fund's Class A shares at a reduced sales charge under the group purchase privilege before February 1, 1998, may continue to do so.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 365 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

   If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

o Distributions from an existing retirement plan invested in Franklin Templeton funds

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We may accept orders for these accounts by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Officers, trustees, directors and full-time employees of Franklin Templeton Investments, and their family members, consistent with our then-current policies

o Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o  Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below

o Class C shares may be purchased without limit and without an initial sales charge or CDSC by the Franklin Templeton Charitable Giving Fund

In addition, Class C shares may be purchased without an initial sales charge by any investor who buys Class C shares through an omnibus account with Merrill Lynch Pierce Fenner & Smith, Inc. A CDSC may apply, however, if the shares are sold within 18 months of purchase.

RETIREMENT PLANS. Effective January 1, 2002, (i) individual retirement accounts with investments of $1 million or more, (ii) Qualified Retirement Plans, ERISA covered 403(b)'s and certain non-qualified deferred compensation arrangements that operate in a similar manner to Qualified Retirement Plans, such as 457 plans and executive deferred compensation arrangements, with assets of $20 million or more, (iii) ValuSelect plans and other retirement plans where Franklin Templeton Investments contracts with the plan sponsor to provide participant level recordkeeping with assets of $10 million or more and (iv) ValuSelect plans and other retirement plans where Franklin Templeton Investments contracts with the plan sponsor to provide participant level recordkeeping with assets of less than $10 million if Class R shares are not offered on a particular fund are eligible to buy Class A shares without an initial sales charge.

Retirement plans with assets invested in one or more Franklin Templeton funds on December 31, 2001, or in contract on December 31, 2001, to add one or more Franklin Templeton funds to the plan's investment options, and sponsored by an employer (i) with at least 100 employees, or (ii) with retirement plan assets of $1 million or more, or (iii) that agreed to invest at least $500,000 in Franklin Templeton funds over a 13 month period may continue to buy Class A shares without an initial sales charge.

The following investors are eligible to buy Class R shares: (i) Qualified Retirement Plans, ERISA covered 403(b)'s and certain non-qualified deferred compensation arrangements that operate in a similar manner to Qualified Retirement Plans, such as 457 plans and executive deferred compensation arrangements, with assets less than $20 million, (ii) ValuSelect plans and other retirement plans where Franklin Templeton Investments contracts with the plan sponsor to provide participant level recordkeeping with assets less than $10 million, and (iii) investors who open an IRA Rollover with less than $1 million from a retirement plan that offered Franklin Templeton funds other than a current or former Franklin Templeton employee or as the result of a spousal rollover, a QDRO or a rollover of assets from a same employer sponsored Franklin Templeton money purchase pension plan in existence prior to January 1, 2002, to a new or existing Franklin Templeton profit sharing plan.

A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

Retirement plans that are not Qualified Retirement Plans, SIMPLEs (savings incentive match plans for employees) or SEPs (employer sponsored simplified employee pension plans established under section 408(k) of the Internal Revenue
Code) must meet the group purchase requirements described above to be able to buy Class A shares without an initial sales charge. We may enter into a special arrangement with a securities dealer, based on criteria established by the Fund, to add together certain small Qualified Retirement Plan accounts for the purpose of meeting these requirements.

CONVERSION OF CLASS R SHARES TO CLASS A SHARES Effective October 1, 2002, when ValuSelect plans and other retirement plans where Franklin Templeton Investments contracts with the plan sponsor to provide participant level recordkeeping reach $10 million, assets may be transferred from Class R shares into Class A shares at NAV if Franklin Templeton Investments is notified by the plan sponsor. For all other Qualified Retirement Plans, when plan assets reach $20 million, assets may be transferred from Class R shares into Class A shares at NAV if Franklin Templeton Investments is notified by the plan sponsor.

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The Fund's Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS          SALES CHARGE (%)
------------------------------------------------------------
Under $30,000                            3.0
$30,000 but less than $50,000            2.5
$50,000 but less than $100,000           2.0
$100,000 but less than $200,000          1.5
$200,000 but less than $400,000          1.0
$400,000 or more                           0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Fund's prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million.

Distributors or one of its affiliates may pay up to 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares by certain retirement plans without an initial sales charge. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 18 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton Investments. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton Investments. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton Investments; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton Investments. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more in Class A, Class C or Class R shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 18 months of purchase. For purchases of Class A shares made prior to February 1, 2002, a CDSC may apply to shares redeemed within 12 months of purchase. For Class R shares, except for ValuSelect plans and other retirement plans where Franklin Templeton Investments contracts with the plan sponsor to provide participant level recordkeeping, the CDSC is applied at the plan level based on initial investment for qualified plans. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B        THIS % IS DEDUCTED
SHARES WITHIN THIS MANY YEARS   FROM YOUR PROCEEDS
AFTER BUYING THEM               AS A CDSC
------------------------------------------------------
1 Year                          4
2 Years                         4
3 Years                         3
4 Years                         3
5 Years                         2
6 Years                         1
7 Years                         0

CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o  Account fees

o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or
   (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the securities dealer of record has entered into a supplemental agreement with Distributors

o Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase

o Redemptions of Class R shares by investors if the securities dealer of record waived its commission in connection with the purchase

o Redemptions by the Fund when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o  Redemptions through a systematic withdrawal plan set up before February
   1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

o Redemptions by an employee benefit plan: (i) that is a customer of Franklin Templeton Defined Contribution Services; and/or (ii) whose assets are held by Franklin Templeton Bank & Trust as trustee or custodian (not applicable to Class B)

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy (for Class B, this applies to all retirement plan accounts, not only IRAs)

o Returns of excess contributions (and earnings, if applicable) from retirement plan accounts

o Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans (not applicable to Class B)

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

Franklin Templeton Investor Services, LLC (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
-------------------------------------------------------------------------------

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market as determined by the manager.

The Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

The Fund determines the value of a foreign security as of the close of trading on the foreign exchange on which the security is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the NAV. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Fund's shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended June 30:

                                                            AMOUNT
                                                         RECEIVED IN
                                                         CONNECTION
                                                            WITH
                                TOTAL        AMOUNT      REDEMPTIONS
                             COMMISSIONS   RETAINED BY       AND
                              RECEIVED    DISTRIBUTORS   REPURCHASES
                                 ($)           ($)           ($)
----------------------------------------------------------------------
2002                          2,928,583      364,410       203,253
2001                          3,108,475      376,676        94,610
2000                          1,741,796      214,240        46,820

Distributors may be entitled to payments from the Fund under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage sales of the Fund and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class.

Beginning at the time of purchase, Distributors may pay the full quarterly 12b-1 fee to qualified financial advisor firms for shares purchased by the Franklin Templeton Charitable Giving Fund.

THE CLASS A PLAN. The Fund may pay up to 0.25% per year of Class A's average daily net assets.

In implementing the Class A plan, the board has determined that the annual fees payable under the plan will be equal to the sum of: (i) the amount obtained by multiplying 0.25% by the average daily net assets represented by Class A shares of the Fund that were acquired by investors on or after May 1, 1994, the effective date of the plan (new assets), and (ii) the amount obtained by multiplying 0.15% by the average daily net assets represented by Class A shares of the Fund that were acquired before May 1, 1994 (old assets). These fees will be paid to the current securities dealer of record on the account. In addition, until such time as the maximum payment of 0.25% is reached on a yearly basis, up to an additional 0.05% will be paid to Distributors under the plan. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

The fee is a Class A expense. This means that all Class A shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.20% (0.15% plus 0.05%) of the average daily net assets of Class A and, as Class A shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class A shares purchased on or after May 1, 1994, increases in relation to outstanding Class A shares, the expenses attributable to payments under the plan will also increase (but will not exceed 0.25% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class A plan, the plan permits the board to allow the Fund to pay a full 0.25% on all assets at any time. The approval of the board would be required to change the calculation of the payments to be made under the Class A plan.

The Class A plan is a reimbursement plan. It allows the Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan. As of June 30, 2002, there were no unreimbursed expenses under the plan.

For the fiscal year ended June 30, 2002, the amounts paid by the Fund pursuant to the plan were:

                                      ($)
 --------------------------------------------
 Advertising                          77,205
 Printing and mailing prospectuses
   other than to current              71,662
   shareholders
 Payments to underwriters             49,986
 Payments to broker-dealers        2,118,087
 Other                               132,504
                                   ---------
 Total                             2,449,444
                                   =========


THE CLASS B, C AND R PLANS. The Fund pays Distributors up to 1% per year of Class B and Class C's average daily net assets, out of which 0.25% may be paid for services to the shareholders (service fees). For Class R shares, the Fund pays Distributors up to 0.50% per year of the class's average daily net assets. The Class B, C and R plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B, C and R shares. Class B plan fees payable to Distributors are used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.

The Class B, C and R plans are compensation plans. They allow the Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plans.

Under the Class B plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended June 30, 2002, were:

                                         ($)
----------------------------------------------
Advertising                             3,884
Printing and mailing
  prospectuses other than to            1,066
  current shareholders
Payments to underwriters                4,252
Payments to broker-dealers            343,448
Other                                   6,257
                                  ------------
Total                                 358,907
                                  ============


Under the Class C plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended June 30, 2002, were:

                                      ($)
----------------------------------------------
Advertising                            20,437
Printing and mailing prospectuses
  other than to current                14,094
  shareholders
Payments to underwriters               15,223
Payments to broker-dealers          1,580,390
Other                                  28,393
                                   -----------
Total                               1,658,537
                                   ===========


Under the Class R plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended June 30, 2002, were:

                                          ($)
----------------------------------------------
Advertising                                57
Printing and mailing prospectuses
  other than to current                    --
  shareholders
Payments to underwriters                   28
Payments to broker-dealers                743
Other                                      31
                                   -----------
Total                                     859
                                   ===========


THE CLASS A, B, C AND R PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the manager or Distributors or other parties on behalf of the Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of shares quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. Unless otherwise noted, performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Effective January 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, Class R standardized performance quotations are calculated as described below.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return before taxes quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns before taxes for the indicated periods ended June 30, 2002, were:

                               1 YEAR (%)  5 YEARS (%)  10 YEARS (%)
----------------------------------------------------------------------
Class A                          -29.44         2.50         9.55

                                                            SINCE
                                                          INCEPTION
                                            1 YEAR (%)  (1/1/99) (%)
----------------------------------------------------------------------
Class B                                       -28.69        -2.14

                                                            SINCE
                                                          INCEPTION
                               1 YEAR (%)  5 YEARS (%)  (5/1/95) (%)
----------------------------------------------------------------------
Class C                          -27.14         2.72         9.79

                               1 YEAR (%)  5 YEARS (%)  10 YEARS (%)
----------------------------------------------------------------------
Class R                          -26.06         3.41         9.73

The following SEC formula was used to calculate these figures:

                                        n
                                  P(1+T)  = ERV

where:

P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions for the indicated periods ended June 30, 2002, were:

                               1 YEAR (%)  5 YEARS (%)  10 YEARS (%)
----------------------------------------------------------------------
Class A                          -29.56         0.91         7.22

                                                           SINCE
                                                        INCEPTION
                                            1 YEAR (%)  (1/1/99) (%)
----------------------------------------------------------------------
Class B                                       -28.75        -2.97

                                                           SINCE
                                                        INCEPTION
                               1 YEAR (%)  5 YEARS (%)  (5/1/95) (%)
----------------------------------------------------------------------
Class C                          -27.20         1.22         8.11

                               1 YEAR (%)  5 YEARS (%)  10 YEARS (%)
----------------------------------------------------------------------
Class R                          -26.20         1.82         7.42

The following SEC formula was used to calculate these figures:

      n
P(1+T)   = ATVD

where:

P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions) n = number of years ATVD = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions and redemption for the indicated periods ended June 30, 2002, were:


                               1 YEAR (%)  5 YEARS (%)  10 YEARS (%)
----------------------------------------------------------------------
Class A                          -17.99         1.78         7.05

                                                           SINCE
                                                         INCEPTION
                                            1 YEAR (%)  (1/1/99) (%)
----------------------------------------------------------------------
Class B                                       -17.53        -1.59

                                                           SINCE
                                                         INCEPTION
                               1 YEAR (%)  5 YEARS (%)  (5/1/95) (%)
----------------------------------------------------------------------
Class C                          -16.58         2.03         7.77

                               1 YEAR (%)  5 YEARS (%)   10 YEARS (%)
----------------------------------------------------------------------
Class R                          -15.92         2.53         7.23

The following SEC formula was used to calculate these figures:

      n
P(1+T)   = ATVDR

where:

P  =  a hypothetical initial payment of $1,000
T  =  average annual total return (after taxes on distributions and redemptions)
n  =  number of years
ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption.

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended June 30, 2002, were:

                                1 YEAR (%)  5 YEARS (%)  10 YEARS (%)
----------------------------------------------------------------------
Class A                           -29.44        13.12       149.06

                                                            SINCE
                                                         INCEPTION
                                             1 YEAR (%)  (1/1/99) (%)
----------------------------------------------------------------------
Class B                                        -28.69        -7.29

                                                           SINCE
                                                         INCEPTION
                                1 YEAR (%)  5 YEARS (%)  (5/1/95) (%)
----------------------------------------------------------------------
Class C                           -27.14        14.38        95.29

                                1 YEAR (%)  5 YEARS (%)  10 YEARS (%)
----------------------------------------------------------------------
Class R                           -26.06        18.24       153.01

VOLATILITY Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The Fund also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in the Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Dow Jones(R) Composite Average and its component averages - a price-weighteD average of 65 stocks. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices - an unmanaged capitalization-weighted index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

o Wilshire 5000 Total Market Index - measures the performance of all U.S.-headquartered equity securities with readily available price data. Over 6,500 capitalization weighted security returns are used to adjust the index. The Wilshire 5000 is the broadest measure of the entire U.S. stock market.

o Lipper, Inc. - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o Russell 1000(R) Index, measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

o Financial publications: THE WALL STREET JOURNAL, and BUSINESS WEEK, CHANGING TIMES, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o CONSUMER PRICE INDEX (OR COST OF LIVING INDEX), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o STOCKS, BONDS, BILLS, AND INFLATION, published by Ibbotson Associates - historical measure of yield, price, and total return for large and small company stock, long-term government bonds, Treasury bills, and inflation.

o Savings and Loan Historical Interest Rates - as published by the FEDERAL RESERVE H15 REPORT.

o Historical data supplied by the research departments of CS First Boston Corporation, JPMorgan Chase Bank, Salomon Smith Barney Inc., Merrill Lynch, and Lehman Brothers(R).

o Morningstar(R) - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare the Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $247 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 107 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.




























GOF SA-2

                        SUPPLEMENT DATED JANUARY 1, 2003
         TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION
                           OF EACH OF THE LISTED FUNDS

                          FRANKLIN CAPITAL GROWTH FUND

                         FRANKLIN CUSTODIAN FUNDS, INC.
                                 DynaTech Series
                                  Growth Series
                                  Income Series
                                Utilities Series
                        U.S. Government Securities Series

                          FRANKLIN FLOATING RATE TRUST

                              FRANKLIN GLOBAL TRUST
                     Franklin Global Aggressive Growth Fund
                           Franklin Global Growth Fund

                     FRANKLIN GOLD AND PRECIOUS METALS FUND

                           FRANKLIN HIGH INCOME TRUST
                         Franklin's AGE High Income Fund

                      FRANKLIN INVESTORS SECURITIES TRUST
              Franklin Adjustable U.S. Government Securities Fund
                      Franklin Convertible Securities Fund
                           Franklin Equity Income Fund
                   Franklin Floating Rate Daily Access Fund
          Franklin Short-Intermediate U.S. Government Securities Fund
                           Franklin Total Return Fund

                             FRANKLIN MANAGED TRUST
                         Franklin Rising Dividends Fund

                        FRANKLIN MUTUAL SERIES FUND INC.
                               Mutual Beacon Fund
                              Mutual Discovery Fund
                              Mutual European Fund
                         Mutual Financial Services Fund
                              Mutual Qualified Fund
                               Mutual Shares Fund

                      FRANKLIN REAL ESTATE SECURITIES TRUST
                      Franklin Real Estate Securities Fund

                      FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

                            FRANKLIN STRATEGIC SERIES
                         Franklin Aggressive Growth Fund
                      Franklin Biotechnology Discovery Fund
                             Franklin Blue Chip Fund
                          Franklin Flex Cap Growth Fund
                       Franklin Global Communications Fund
                        Franklin Global Health Care Fund
                         Franklin Large Cap Growth Fund
                         Franklin Natural Resources Fund
                       Franklin Small-Mid Cap Growth Fund
                        Franklin Small Cap Growth Fund II
                         Franklin Strategic Income Fund
                            Franklin Technology Fund
                          Franklin U.S. Long-Short Fund

                   FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
                  Franklin Templeton Conservative Target Fund
                    Franklin Templeton Moderate Target Fund
                      Franklin Templeton Growth Target Fund

                         FRANKLIN TEMPLETON GLOBAL TRUST
                      Franklin Templeton Hard Currency Fund

                     FRANKLIN TEMPLETON INTERNATIONAL TRUST
                   Templeton Foreign Smaller Companies Fund
                        Templeton Global Long-Short Fund
                          Templeton Pacific Growth Fund

                         FRANKLIN VALUE INVESTORS TRUST
                     Franklin Balance Sheet Investment Fund
                          Franklin Large Cap Value Fund
                          Franklin MicroCap Value Fund
                          Franklin Small Cap Value Fund

                       TEMPLETON DEVELOPING MARKETS TRUST

                        TEMPLETON GLOBAL INVESTMENT TRUST
                      Templeton International (Ex EM) Fund
                          Templeton Latin America Fund

                      TEMPLETON GLOBAL OPPORTUNITIES TRUST

The statement of additional information is amended as follows:

I. BUYING AND SELLING SHARES - WAIVERS FOR CERTAIN INVESTORS

FOR ALL FUNDS

Add the following as a bullet point under "Waivers for certain investors" under "Buying and Selling Shares"

 o Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code of 1986, as amended

II. BUYING AND SELLING SHARES - RETIREMENT PLANS

FOR ALL FUNDS

"Retirement Plans" under "Buying and Selling Shares" is replaced with the following:

 RETIREMENT PLANS. Effective January 1, 2003, (i) individual retirement accounts with investments of $1 million or more, (ii) Employer Sponsored Retirement Plans that are DCS Plans, with assets of $10 million or more, (iii) Employer Sponsored Retirement Plans that are not DCS Plans with assets of $1 million or more, (iv) DCS Plans with assets of less than $10 million if Class R shares are not offered on a particular fund, and (v) investors who open a Franklin Templeton IRA Rollover with less than $1 million from a retirement plan that offered Franklin Templeton funds (except C shares) other than a current or former Franklin Templeton employee or as the result of a spousal rollover, a QDRO or a rollover of assets from a same employer sponsored Franklin Templeton money purchase pension plan in existence prior to January 1, 2003, to a new or existing Franklin Templeton profit sharing plan, are eligible to purchase Class A shares without an initial sales charge.

 A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section
 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

 An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

 A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services.

 Retirement plans that are not Qualified Retirement Plans, SIMPLEs (savings incentive match plans for employees) or SEPs (employer sponsored simplified employee pension plans established under section 408(k) of the Internal Revenue
 Code) must meet the group purchase requirements described above to be able to buy Class A shares without an initial sales charge. We may enter into a special arrangement with a securities dealer, based on criteria established by the Fund, to add together certain small Qualified Retirement Plan accounts for the purpose of meeting these requirements.

FOR TEMPLETON DEVELOPING MARKETS TRUST AND TEMPLETON GLOBAL OPPORTUNITIES TRUST

Add the following paragraph to the above section "Buying and Selling Shares - Retirement plans":

 Any retirement plan that does not meet the requirements to buy Class A shares without an initial sales charge and that was a shareholder of the Fund on or before February 1, 1995, may buy shares of the Fund subject to a maximum initial sales charge of 4% of the offering price, 3.2% of which will be retained by securities dealers.

III. BUYING AND SELLING SHARES - DEALER COMPENSATION

FOR ALL FUNDS

The third and fourth paragraphs under "Buying and Selling Shares - Dealer compensation " are replaced with the following:

 Distributors or one of its affiliates may pay up to 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares without an initial sales charge by DCS Plans and retirement plans for which a Distributors' affiliate serves as trustee or custodian. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 18 months of the calendar month of purchase. Other conditions may apply. Other terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

 In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton funds. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton funds. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton Investments. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

IV. BUYING AND SELLING SHARES - CONTINGENT DEFERRED SALES CHARGE (CDSC)

FOR ALL FUNDS THAT OFFER CLASS A AND/OR CLASS C AND/OR CLASS R SHARES

 "Contingent Deferred Sales Charge" under "Buying and Selling Shares" is replaced with the following:

 CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more in Class A, Class C or Class R shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 18 months of purchase. For purchases of Class A shares made prior to February 1, 2002, a CDSC may apply to shares redeemed within 12 months of purchase. Except for Employer Sponsored Retirement Plans that (i) are DCS Plans; (ii) have contracted with a Distributors' affiliate for plan trustee services; or (iii) first purchased fund shares after January 1, 2003, there is a CDSC applied at the plan level based on the plan's initial investment for R shares sold within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less. A CDSC will not apply to Class A purchased by an Employer Sponsored Retirement Plan that is not a DCS Plan and has not contracted with a Distributors' affiliate for plan trustee services.

V. BUYING AND SELLING SHARES - CDSC WAIVERS

FOR ALL FUNDS

"CDSC waivers" under "Buying and Selling Shares" is replaced with the following:

 CDSC WAIVERS. The CDSC for any share class generally will be waived for:

 o Account fees

 o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) the securities dealer of record has entered into a supplemental agreement with Distributors

 o Redemptions of shares by investors if the securities dealer of record at the time of purchase waived its commission in connection with the purchase or if Distributors did not pay a prepaid commission

 o Redemptions by the Fund when an account falls below the minimum required account size

 o Redemptions following the death of the shareholder or beneficial owner

 o Redemptions through a systematic withdrawal plan set up before February 1,
   1995

 o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

 o Redemptions by a DCS Plan or an Employer Sponsored Retirement
   Plan that has contracted with a Distributors' affiliate for plan trustee services (not applicable to Class B)

 o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy (for Class B, this applies to all retirement plan accounts, not only IRAs)

 o Returns of excess contributions (and earnings, if applicable) from retirement plan accounts

 o Participant initiated distributions from an Employer Sponsored
   Retirement Plan or participant initiated exchanges among investment choices offered by an Employer Sponsored Retirement Plan (not applicable to Class B)

 o Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code, as amended

               Please keep this supplement for future reference

































FRANKLIN
CAPITAL GROWTH FUND

ADVISOR CLASS


STATEMENT OF ADDITIONAL INFORMATION
NOVEMBER 1, 2002


[Insert Franklin Templeton Investments logo]

P.O. BOX 997151, SACRAMENTO, CA 95899-9983          1-800/DIAL BEN(R)
-------------------------------------------------------------------------------

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. The Fund's prospectus, dated November 1, 2002, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and auditor's report in the Fund's Annual Report to Shareholders, for the fiscal year ended June 30, 2002, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goals, Strategies and Risks....................    2
Officers and Trustees..........................   12
Management and Other Services..................   16
Portfolio Transactions.........................   18
Distributions and Taxes........................   19
Organization, Voting Rights
  and Principal Holders........................   22
Buying and Selling Shares......................   23
Pricing Shares.................................   25
The Underwriter................................   26
Performance....................................   26
Miscellaneous Information......................   30
Description of Ratings.........................   30

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MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:

o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;
o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;
o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.
-------------------------------------------------------------------------------



GOALS, STRATEGIES AND RISKS

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FUNDAMENTAL INVESTMENT POLICIES

The Fund's principal investment goal is capital appreciation. Its secondary goal is to provide current income return through the receipt of dividends or interest from its investments.

The Fund may not:

1. Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

2. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment objectives and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to other investment companies to the extent permitted by the Investment Company Act of 1940, as amended (1940 Act), or any exemptions therefrom which may be granted by the Securities and Exchange Commission (SEC).

3. Borrow money, except that the Fund may borrow money from banks or other investment companies to the extent permitted by the 1940 Act, or any exemptions therefrom which may be granted by the SEC, or from any person in a private transaction not intended for public distribution for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed).

4. Concentrate (invest more than 25% of its net assets) in securities of issuers in a particular industry (other than securities issued in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

5. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

6. Purchase or sell real estate and commodities, except that the Fund may purchase or sell securities of real estate investment trusts, may purchase or sell currencies, may enter into futures contracts on securities, currencies, and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

7. Issue securities senior to the Fund's presently authorized shares of beneficial interest. Except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions, or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof.

NON-FUNDAMENTAL INVESTMENT POLICIES

The Fund may not pledge, mortgage or hypothecate the Fund's assets as security for loans. It will not engage in joint or joint and several trading accounts in securities (except with respect to short-term investments of cash pending investment into portfolio securities of the type discussed in the prospectus) except that an order to purchase or sell may be combined with orders from other persons to obtain lower brokerage commissions. The Fund also may be subject to investment limitations imposed by foreign jurisdictions in which the Fund sells its shares now or in the future.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

In trying to achieve its investment goals, the Fund may invest in the following types of securities or engage in the following types of transactions:

CONVERTIBLE SECURITIES The Fund may invest, but does not intend to invest more than 10% of its total assets, in convertible securities. A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security and not as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security. If, however, the parity price (the price at which the common stock underlying the convertible security may be obtained) of the convertible security is less than the call price (the price of the bond, including any premium related to the conversion feature), the operating company may pay out cash instead of common stock. When a convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

In addition, the issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. A convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While the Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

ENHANCED CONVERTIBLE SECURITIES. The Fund may invest in convertible preferred stocks that offer enhanced yield features, such as Preferred Equity Redemption Cumulative Stocks (PERCS). Enhanced convertible securities provide an investor, such as the Fund, with the opportunity to earn higher dividend income than is available on a company's common stock. PERCS are preferred stocks that generally feature a mandatory conversion date, as well as a capital appreciation limit that is usually expressed in terms of a stated price. Most PERCS expire three years from the date of issue, at which time they are convertible into common stock of the issuer. PERCS are generally not convertible into cash at maturity. Under a typical arrangement, after three years, PERCS convert into one share of the issuer's common stock if the issuer's common stock is trading at a price below that set by the capital appreciation limit, and into less than one full share if the issuer's common stock is trading at a price above that set by the capital appreciation limit. The amount of that fractional share of common stock is determined by dividing the price set by the capital appreciation limit by the market price of the issuer's common stock. PERCS can be called at any time prior to maturity and thus do not provide call protection. If called early, however, the issuer must pay a call premium over the market price to the investor. This call premium declines at a preset rate daily, up to the maturity date.

The Fund may also invest in other enhanced convertible securities, such as ACES (Automatically Convertible Equity Securities), PEPS (Participating Equity Preferred Stock), PRIDES (Preferred Redeemable Increased Dividend Equity Securities), SAILS (Stock Appreciation Income Linked Securities), TECONS (Term Convertible Notes), QICS (Quarterly Income Cumulative Securities), and DECS (Dividend Enhanced Convertible Securities). ACES, PEPS, PRIDES, SAILS, TECONS, QICS, and DECS all have the following features: they are issued by the company, the common stock of which will be received in the event the convertible preferred stock is converted; unlike PERCS, they do not have a capital appreciation limit; they seek to provide the investor with high current income with some prospect of future capital appreciation; they are typically issued with three or four-year maturities; they typically have some built-in call protection for the first two to three years; and investors have the right to convert them into shares of common stock at a preset conversion ratio or hold them until maturity, and upon maturity, they will automatically convert to either cash or a specified number of shares of common stock.

Similarly, there may be enhanced convertible debt obligations issued by the operating company, whose common stock is to be acquired in the event the security is converted, or by a different issuer, such as an investment bank. These securities may be identified by names such as ELKS (Equity Linked Securities) or similar names. Typically they share most of the salient characteristics of an enhanced convertible preferred stock but will be ranked as senior or subordinated debt in the issuer's corporate structure according to the terms of the debt indenture. There may be additional types of convertible securities not specifically referred to herein which may be similar to those described above in which the Fund may invest, consistent with its goals and policies.

An investment in an enhanced convertible security or any other convertible security may involve additional risks to the Fund. The Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. The Fund, however, intends to buy liquid securities, though there can be no assurances that this will be achieved.

DEBT SECURITIES represent a loan of money by the purchaser of the securities to the issuer. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain period of time. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividends to holders of its equity securities. Bonds, notes, debentures and commercial paper are types of debt securities. Each of these differs in the length of the issuer's payment schedule, with commercial paper having the shortest payment schedule.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of these securities generally declines. These changes in market value will be reflected in the Fund's net asset value.

Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. The Fund may buy debt securities that are rated Baa by Moody's Investors Service (Moody's) or BBB by Standard & Poor's Ratings Group (S&P(R)) or better; or unrated debt that is determined to be of comparable quality. At present, the Fund does not intend to invest more than 5% of its total assets in non-investment grade securities (rated lower than Baa by Moody's or BBB by S&P(R)).

LOWER-RATED DEBT SECURITIES. Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy of, the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for a Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities. The ability of a Fund to achieve its investment goal may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were invested in higher rated securities.

Lower-rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek recovery.

EQUITY SECURITIES The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater voting rights as well. Equity securities may also include convertible securities.

FOREIGN SECURITIES The Fund may invest a portion of its assets in foreign securities including depositary receipts. While it ordinarily buys foreign securities that are traded in the U.S., the Fund may buy securities of foreign issuers directly in foreign markets so long as, in the manager's judgment, an established public trading market exists. (An established public trading market exists where there are a sufficient number of shares traded regularly relative to the number of shares to be purchased by the Fund.) Securities acquired by the Fund outside the U.S. that are publicly traded in the U.S. or on a foreign securities exchange or in a foreign securities market are not considered by the Fund to be illiquid assets so long as the Fund buys and holds the securities with the intention of reselling the securities in the foreign trading market, the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market, and current market quotations are readily available. The Fund will not buy securities of foreign issuers outside of the U.S. under circumstances where, at the time of acquisition, the Fund has reason to believe that it could not resell the securities in a public trading market. Investments may be in securities of foreign issuers, whether located in developed or undeveloped countries, but investments will not be made in any securities issued without stock certificates or comparable stock documents. The Fund does not intend to invest more than 15% of its total assets in securities of companies of developed foreign nations. The Fund does not presently intend to buy securities of issuers in developing nations.

DEPOSITARY RECEIPTS are certificates typically issued by a bank or trust company that give their holders the right to receive securities issued by a foreign or domestic company. Many securities of foreign issuers are represented by American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), and Global Depositary Receipts (GDRs). ADRs evidence ownership of, and represent the right to receive securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, depositary receipts in registered form are designed for use in the U.S. securities market and depositary receipts in bearer form are designed for use in securities markets outside the U.S.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risk associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on NASDAQ. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depositary receipts may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts.

FOREIGN SECURITIES RISKS. You should consider carefully the substantial risks involved in securities of companies of foreign nations, which are in addition to the usual risks inherent in domestic investments. Investments in depositary receipts also involve some or all of the risks described below.

COUNTRY. There may be less publicly available information about foreign companies compared to the reports and ratings published about U.S. companies. Certain countries financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting or auditing, financial reporting standards, and may have less government supervision of financial markets. The Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign securities markets have substantially lower trading volume than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. Commission rates in foreign countries, which are generally fixed rather than subject to negotiation as in the U.S., are likely to be higher.

In addition, many countries in which the Fund may invest have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, and balance of payments position.

CURRENCY. Some of the Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.

The Fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

The Fund may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Devaluations in any of the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund.

Through the Fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where, from time to time, it places the Fund's investments. The exercise of this flexible policy may include decisions to purchase securities in substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

In connection with its annual review of the Fund's foreign subcustodians and foreign securities depositories, the Fund's Board of Trustees considers (1) the likelihood of the imposition of any foreign government of exchange control restrictions that would affect the liquidity of the Fund's assets maintained with custodians in foreign countries, as well as the degree of risk from political acts of foreign governments which such assets may be exposed; and (2) the degree of risk involved through the holding of portfolio securities in domestic and foreign securities depositories. However, in the absence of willful misfeasance, bad faith, or gross negligence on the part of the manager, any losses resulting from the holding of the Fund's portfolio securities in foreign countries and/or with securities depositories will be at the risk of the shareholders. No assurance can be given that the Fund's Board of Trustees appraisal of the risks will always be correct or that such exchange control restrictions or political acts of foreign governments might not occur.

EURO. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. Beginning January 1, 2002, the euro, which was implemented in stages, replaced the national currencies of the following participating countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The participating countries currently issue sovereign debt exclusively in the euro.

The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is new and untested. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities the Fund may hold, or the impact, if any, on Fund performance. In the first three years of the euro's existence, the exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time.

ILLIQUID SECURITIES The Fund's current policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities are generally securities that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them. This policy may be changed by the board of trustees.

LOANS OF PORTFOLIO SECURITIES To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed 10% of the value of the Fund's total assets, measured at the time of the most recent loan. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 100% of the current market value of the loaned securities. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

OPTIONS, FUTURES, AND OPTIONS ON FINANCIAL FUTURES

CALL AND PUT OPTIONS. The Fund may write (sell) covered put and call options and buy put and call options on securities listed on a national securities exchange and in the over-the-counter (OTC) market. Additionally, the Fund may "close out" options it has entered into.

A call option gives the option holder the right to buy the underlying security from the option writer at the option exercise price at any time prior to the expiration of the option. A put option gives the option holder the right to sell the underlying security to the option writer at the option exercise price at any time prior to the expiration of the option.

A call option written by the Fund is "covered" if the Fund owns the underlying security that is subject to the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held
(a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference in exercise prices is maintained by the Fund in cash and high grade debt securities in a segregated account with its custodian bank. The premium paid by the purchaser of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand and interest rates.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the market value of the underlying security at that time.

If the writer of an option wants to terminate its obligation, the writer may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the holder of an option may liquidate its position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction may be made at the time desired by the Fund.

Effecting a closing transaction in the case of a written call option allows a Fund to write another call option on the underlying security with a different exercise price, expiration date or both. In the case of a written put option, a closing transaction allows a Fund to write another covered put option. Effecting a closing transaction also allows the cash or proceeds from the sale of any securities subject to the option to be used for other Fund investments. If the Fund wants to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or at the same time as the sale of the security.

The Fund will realize a profit from a closing transaction if the cost of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the cost of the transaction is more than the premium received from writing the option or is less than the premium paid to buy the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the closing transaction of a written call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The Fund may buy call options on securities that it intends to buy in order to limit the risk of a substantial increase in the market price of the security before the purchase is effected. The Fund may also buy call options on securities held in its portfolio and on which it has written call options. A call option gives the holder the right to buy the underlying securities from the option writer at a stated exercise price. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from such a sale will depend on whether the amount received is more or less than the premium paid for the call option (including transaction costs).

A put option gives the purchaser of the option the right to sell, and the writer the obligation to buy, the underlying security at the exercise price during the option period. The option may be exercised at any time before its expiration date. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options.

The Fund may write (sell) put options only on a covered basis, which means that the Fund maintains in a segregated account cash, U.S. government securities or other liquid, high-grade debt securities in an amount not less than the exercise price at all times while the put option is outstanding. (The rules of the clearing corporation currently require that such assets be deposited in escrow to secure payment of the exercise price.) The Fund may generally write covered put options in circumstances where the manager wants to buy the underlying security for the Fund's portfolio at a price lower than the current market price of the security. In such event, the Fund may write a put option at an exercise price that, reduced by the premium received on the option, reflects the lower price it is willing to pay. Since the Fund may also receive interest on debt securities or currencies maintained to cover the exercise price of the option, this technique could be used to enhance current return during periods of market uncertainty. The risk in this transaction is that the market price of the underlying security would decline below the exercise price less the premiums received.

BUYING PUT OPTIONS. The Fund may buy put options. As the holder of a put option, the Fund has the right to sell the underlying security at the exercise price at any time during the option period. The Fund may enter into closing sale transactions with respect to such options, exercise them or permit them to expire.

The Fund may buy a put option on an underlying security (a protective put) owned by the Fund as a hedging technique in order to protect against an anticipated decline in the value of the security. Such hedge protection is provided only during the life of the put option when the Fund, as the holder of the put option, is able to sell the underlying security at the put exercise price, regardless of any decline in the underlying security's market price or currency's exchange value. For example, a put option may be purchased in order to protect unrealized appreciation of a security when the manager finds it desirable to continue to hold the security because of tax considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the security is eventually sold.

The Fund may also buy put options at a time when the Fund does not own the underlying security. If the Fund buys a security it does not own, the Fund seeks to benefit from a decline in the market price of the underlying security. If the put option is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the Fund will lose its entire investment in the put option. In order for the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs, unless the put option is sold in a closing sale transaction.

OVER-THE-COUNTER (OTC) OPTIONS. The Fund may write covered put and call options and buy put and call options that trade in the OTC market to the same extent that it may engage in exchange traded options. OTC options differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done based on information from market makers. OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, however, than exchange traded options and the writer of an OTC option is paid the premium in advance by the dealer.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. The Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. The Fund may suffer a loss if it is not able to exercise or sell its position on a timely basis. When the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the option.

The Fund understands the current position of the staff of the SEC to be that purchased OTC options are illiquid securities and that the assets used to cover the sale of an OTC option are considered illiquid. The Fund and the manager disagree with this position. Nevertheless, pending a change in the staff's position, the Fund will treat OTC options and "cover" assets as subject to the Fund's limitation on illiquid securities.

OPTIONS ON STOCK INDICES. The Fund may also buy call and put options on stock indices in order to hedge against the risk of market or industry-wide stock price fluctuations. Call and put options on stock indices are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater (or less, in the case of puts) than the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on the price movements of the underlying index rather than the price movements of an individual stock.

When the Fund writes an option on a stock index, the Fund will establish a segregated account containing cash or high quality fixed-income securities with its custodian bank in an amount at least equal to the market value of the underlying stock index. The Fund will maintain the account while the option is open or it will otherwise cover the transaction.

FUTURES CONTRACTS. The Fund may enter into contracts to buy or sell futures contracts based upon financial indices (financial futures). Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. Futures contracts have been designed by exchanges that have been designated "contracts markets" by the Commodity Futures Trading Commission and must be executed through a futures commission merchant, or brokerage firm, that is a member of the relevant contract market.

At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial deposit). Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

Although financial futures contracts by their terms call for the actual delivery or acquisition of securities, or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or cash. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical financial futures contract calling for delivery in the same month. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or cash. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it buys or sells financial futures.

The Fund will not engage in transactions in futures contracts or related options for speculation but only as a hedge against changes resulting from market conditions in the values of its securities or securities that it intends to buy. The Fund will not enter into any stock index or financial futures contract or related option if, immediately thereafter, more than one-third of the Fund's total assets would be represented by futures contracts or related options. In addition, the Fund may not buy or sell futures contracts or buy or sell related options, if immediately thereafter, the sum of the amount of initial deposits on its existing financial futures and premiums paid on options on financial futures contracts would exceed 5% of the market value of the Fund's total assets. When the Fund buys futures contracts or related call options, money market instruments equal to the market value of the futures contract or related option will be deposited in a segregated account with the custodian bank to collateralize such long positions.

The purpose of the acquisition or sale of a futures contract is to attempt to protect the Fund from fluctuations in price of portfolio securities without actually buying or selling the underlying security.

To the extent the Fund enters into a futures contract, it will maintain with its custodian bank, to the extent required by the rules of the SEC, assets in a segregated account to cover its obligations with respect to such contract. The segregated account will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contract and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

STOCK INDEX FUTURES. The Fund may buy and sell stock index futures contracts and options on stock index futures contracts. A stock index futures contract obligates the seller to deliver (and the buyer to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of its equity securities that might otherwise result. When the Fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy.

OPTIONS ON STOCK INDEX FUTURES. The Fund may buy and sell call and put options on stock index futures to hedge against risks of marketside price movements. The need to hedge against these risks will depend on the extent of diversification of the Fund's common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day before the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

BOND INDEX FUTURES AND RELATED OPTIONS. The Fund may buy and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. The Fund reserves the right to conduct futures and options transactions based on an index that may be developed in the future to correlate with price movements in certain categories of debt securities. The Fund's investment strategy in employing futures contracts based on an index of debt securities will be similar to that used by it in other financial futures transactions.

The Fund may also buy and write put and call options on bond index futures and enter into closing transactions with respect to such options.

FUTURE DEVELOPMENTS. The Fund may take advantage of opportunities in the area of options and futures contracts and any other derivative investments that are not presently contemplated for use by the Fund or that are not currently available but may be developed, to the extent such opportunities are both consistent with the Fund's investment goals and legally permissible for the Fund.

Options, futures, and options on futures are generally considered derivative securities. The Fund's investments in these derivative securities will be for portfolio hedging purposes in an effort to stabilize principal fluctuations. The Fund is not obligated to hedge its investment positions, but may do so when deemed prudent and consistent with the Fund's goals and policies.

RISKS ASSOCIATED WITH STOCK INDEX OPTIONS, STOCK INDEX FUTURES, FINANCIAL FUTURES, AND RELATED OPTIONS. The Fund's ability to hedge effectively all or a portion of its securities through transactions in options on stock indexes, stock index futures and related options depends on the degree to which price movements in the underlying index or underlying securities correlate with price movements in the relevant portion of the Fund's portfolio. Inasmuch as these securities will not duplicate the components of any index or underlying securities, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of the securities being hedged will not move in the same amount as the hedging instrument. It is also possible that there may be a negative correlation between the index or other securities underlying the hedging instrument and the hedged securities that would result in a loss on both the securities and the hedging instrument. Accordingly, successful use by the Fund of options on stock indexes, stock index futures, financial futures, and related options will be subject to the manager's ability to predict correctly movements in the direction of the securities markets generally or of a particular segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

Positions in stock index options, stock index futures and related options may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular stock index option or futures contract or related option at any specific time. Thus, it may not be possible to close an option or futures position. The inability to close options or futures positions could have an adverse impact on the Fund's ability to effectively hedge its securities. The Fund will enter into an option or futures position only if there appears to be a liquid secondary market for such options or futures.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it might otherwise be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a buyer of such put or call option might also find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The CFTC and the various exchanges have established limits referred to as "speculative position limits" on the maximum net long or net short position that any person may hold or control in a particular futures contract. Trading limits are imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Fund does not believe that these trading and positions limits will have an adverse impact on the Fund's strategies for hedging its securities.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the manager may still not result in a successful transaction.

In addition, futures contracts entail risks. Although the Fund believes that use of futures contracts will benefit the Fund, if the manager's judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any futures contract. For example, if the Fund has hedged against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its bonds that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

The Fund's sale of futures contracts and buying put options on futures will be solely to protect its investments against declines in value and, to the extent consistent therewith, to accommodate cash flows. The Fund expects that in the normal course it will buy securities upon termination of long futures contracts and long call options on future contracts, but under unusual market conditions it may terminate any of such positions without correspondingly buying securities.

To the extent that the Fund does invest in options and futures, it may be limited by the requirements of the Code for qualification as a regulated investment company and such investments may reduce the portion of the Fund's dividends that are eligible for the corporate dividends-received deduction. These transactions are also subject to certain distributions to shareholders.

REAL ESTATE INVESTMENT TRUSTS (REITS) A REIT is a pooled investment vehicle that typically invests directly in real estate and/or in mortgages and loans collateralized by real estate. The pooled vehicle, typically a trust, then issues shares whose value and investment performance are dependent upon the investment experience of the underlying real estate related investments. The Fund does not intend to invest more than 10% of its total assets in REITs.

REITs are subject to risks related to the skill of their management, changes in value of the properties the REITs own, the quality of any credit extended by the REITs, and general economic and other factors.

REPURCHASE AGREEMENTS The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.

Temporary defensive investments generally may include securities that pay taxable interest. To the extent allowed by exemptions granted under the 1940 Act and the Fund's other investment policies and restrictions, the manager also may invest the Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------

The Franklin Capital Growth Fund (the Trust) has a board of trustees. Each trustee will serve until that person's successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Fund's day-to-day operations. The board also monitors the Fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS
-------------------------

                                         NUMBER OF
                                       PORTFOLIOS IN
                                        FUND COMPLEX
NAME,                       LENGTH OF   OVERSEEN BY        OTHER
AGE AND ADDRESS   POSITION  TIME SERVED BOARD MEMBER*  DIRECTORSHIPS HELDS
--------------------------------------------------------------------------
FRANK H.      Trustee      Since             106       None
ABBOTT, III                1965
(81)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: President and Director, Abbott Corporation (an investment company); and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).
---------------------------------------------------------------------------

HARRIS J.     Trustee      Since             133       Director, Bar-S
ASHTON (70)                1982                        Foods (meat
One Franklin                                           packing company).
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
---------------------------------------------------------------------------

S. JOSEPH     Trustee      Since             134       None
FORTUNATO                  1989
(70)
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
-----------------------------------------------------------------

FRANK W.T.    Trustee      Since             106       Director, The
LAHAYE (73)                1960                        California
One Franklin                                           Center for Land
Parkway                                                Recycling
San Mateo,                                             (redevelopment).
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and
formerly, Chairman, Peregrine Venture Management Company
(venture capital).
-----------------------------------------------------------------

GORDON S.     Trustee      Since              133      Director, White
MACKLIN (74)               1997                        Mountains
One Franklin                                           Insurance Group,
Parkway                                                Ltd. (holding
San Mateo,                                             company); Martek
CA 94403-1906                                          Biosciences
                                                       Corporation;
                                                       WorldCom, Inc.
                                                       (communications
                                                       services);
                                                       MedImmune, Inc.
                                                       (biotechnology);
                                                       Overstock.com
                                                       (Internet
                                                       services); and
                                                       Spacehab, Inc.
                                                       (aerospace
                                                        services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation
(financial services) (until 1998) and Hambrecht & Quist Group
(investment banking) (until 1992); and President, National
Association of Securities Dealers, Inc. (until 1987).
-----------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS
-------------------------------------

                                         NUMBER OF
                                       PORTFOLIOS IN
                                        FUND COMPLEX
NAME,                       LENGTH OF   OVERSEEN BY        OTHER
AGE AND ADDRESS   POSITION  TIME SERVED BOARD MEMBER*  DIRECTORSHIPS HELDS
--------------------------------------------------------------------------

**CHARLES B.  Trustee and  Trustee            133      None
JOHNSON (69)  Chairman of  since
One Franklin  the Board    1976
Parkway                    and
San Mateo,                 Chairman
CA 94403-1906              of the
                           Board
                           since
                           1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------

**RUPERT H.   Trustee,     Trustee            116      None
JOHNSON, JR.  President    since
(62)          and Chief    1982
One Franklin  Executive    and
Parkway       Officer -    President
San Mateo,    Investment   and
CA 94403-1906 Management   Chief
                           Executive
                           Officer
                           -Investment
                           Management
                           since
                           October
                           2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director,
Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Director, Franklin Advisers, Inc.
and Franklin Investment Advisory Services, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; officer and/or
director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 48 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------------

HARMON E.     Vice         Since             Not       None
BURNS (57)    President    1986              Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director,
Franklin Resources, Inc.; Vice President and Director, Franklin
Templeton Distributors, Inc.; Executive Vice President,
Franklin Advisers, Inc.; Director, Franklin Investment Advisory
Services, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 48 of the investment companies in
Franklin Templeton Investments.
------------------------------------------------------------------------

MARTIN L.     Vice         Since             Not         None
FLANAGAN (42) President    1995              Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 49 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------

JIMMY D.      Senior Vice      Since             Not         None
GAMBILL (55)  President and    October           Applicable
500 East      Chief Executive  2002
Broward       Officer -
Blvd.         Finance and
Suite 2100    Administration
Fort
Lauderdale,
FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: President, Franklin Templeton Services, LLC, and officer of some of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------------

DAVID P.      Vice         Since             Not             None
GOSS (55)     President    2000              Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President,
Chief Executive Officer and Director, Property Resources, Inc.
and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton
Investments; and FORMERLY, President, Chief Executive Officer
and Director, Property Resources Equity Trust (until 1999) and
Franklin Select Realty Trust (until 2000).
--------------------------------------------------------------------------

BARBARA J.    Vice         Since             Not             None
GREEN (55)    President    2000              Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources,
Inc.; and Senior Vice President, Templeton Worldwide, Inc.; and
officer of one of the other subsidiaries of Franklin Resources,
Inc., and of 50 of the investment companies in Franklin
Templeton Investments; and FORMERLY, Deputy Director, Division
of Investment Management, Executive Assistant and Senior
Advisor to the Chairman, Counselor to the Chairman, Special
Counsel and Attorney Fellow, Securities and Exchange Commission
(1986-1995); Attorney, Rogers & Wells (until 1986); and
Judicial Clerk, U.S. District Court (District of Massachusetts)
(until 1979).
--------------------------------------------------------------------------

MICHAEL O.    Vice         Since             Not            Director, FTI
MAGDOL (65)   President -  May 2002          Applicable     Banque, Arch
600 5th       AML                                           Chemicals, Inc.
Avenue        Compliance                                    and Lingnan
Rockefeller                                                 Foundation
Center
New York, NY
10048-0772

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 38 of the investment companies in Franklin Templeton Investments.
-----------------------------------------------------------------

KIMBERLEY     Treasurer    Treasurer         Not             None
MONASTERIO    and Chief    Since             Applicable
(38)          Financial    2000 and
One Franklin  Officer      Chief
Parkway                    Financial
San Mateo,                 Officer
CA 94403-1906              since
                           September
                           2002

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Senior Vice President, Franklin Templeton Services, LLC; and officer of 34 of the investment companies in Franklin Templeton Investments.
--------------------------------------------------------------------

MURRAY L.     Vice         Since               Not           None
SIMPSON (65)  President    2000                Applicable
One Franklin  and
Parkway       Secretary
San Mateo,
CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin
Resources, Inc.; officer and/or director of some of the
subsidiaries of Franklin Resources, Inc.; officer of 50 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Chief Executive Officer and Managing Director,
Templeton Franklin Investment Services (Asia) Limited (until
2000); and Director, Templeton Asset Management Ltd. (until
1999).
--------------------------------------------------------------------

*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's adviser and distributor.
Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

The Trust pays noninterested board members $566 per month and $518 per meeting attended. Board members who serve on the audit committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.

                                                         NUMBER OF
                                          TOTAL FEES     BOARDS IN
                                           RECEIVED       FRANKLIN
                             TOTAL FEES      FROM        TEMPLETON
                              RECEIVED     FRANKLIN     INVESTMENTS
                              FROM THE     TEMPLETON   ON WHICH EACH
NAME                         FUND1 ($)   INVESTMENTS2     SERVES3
                                              ($)
----------------------------------------------------------------------
Frank H. Abbott, III           10,511       163,675          28
Harris J. Ashton               10,080       353,221          44
S. Joseph Fortunato            9,445        352,380          45
Frank W.T. LaHaye              10,501       154,197          28
Gordon S. Macklin              10,082       353,221          44

1. For the fiscal year ended June 30, 2002.
2. For the calendar year ended December 31, 2001.
3. We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2001.

INDEPENDENT BOARD MEMBERS
-------------------------

                                                  AGGREGATE DOLLAR
                                                   RANGE OF EQUITY
                                                  SECURITIES IN ALL
                                                  FUNDS OVERSEEN BY
                                                   THE  BOARD MEMBER
                                                   IN THE FRANKLIN
                          DOLLAR RANGE OF EQUITY   TEMPLETON FUND
NAME OF BOARD MEMBER      SECURITIES IN THE FUND      COMPLEX
--------------------------------------------------------------------
Frank H. Abbott, III           $1 - $10,000         Over $100,000
Harris J. Ashton            $10,001 - $50,000       Over $100,000
S. Joseph Fortunato            $1 - $10,000         Over $100,000
Frank W.T. LaHaye           $10,001 - $50,000       Over $100,000
Gordon S. Macklin                  None             Over $100,000
--------------------------------------------------------------------

INTERESTED BOARD MEMBERS
------------------------

                                                  AGGREGATE DOLLAR
                                                  RANGE OF EQUITY
                                                 SECURITIES IN ALL
                                                 FUNDS OVERSEEN BY
                                                  THE BOARD MEMBER
                                                  IN THE FRANKLIN
                         DOLLAR RANGE OF EQUITY    TEMPLETON FUND
NAME OF BOARD MEMBER     SECURITIES IN THE FUND       COMPLEX
--------------------------------------------------------------------
Charles B. Johnson            Over $100,000        Over $100,000
Rupert H. Johnson, Jr.     $50,001 - $100,000      Over $100,000

BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent auditors, including evaluating their independence and meeting with such auditors to consider and review matters relating to the Fund's financial reports and internal accounting. The Audit Committee is comprised of the following Independent Trustees of the Trust: Frank H. Abbott, III and Frank W.T. LaHaye. The Nominating Committee is comprised of the following Independent Trustees of the Trust: Frank H. Abbott, III, Harris J. Ashton, S. Joseph Fortunato, Frank W.T. LaHaye and Gordon S. Macklin.

The Trust's Nominating Committee sets trustees' fees and is responsible for the nomination of trustees to the board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the board, care of the Trust's address at:

P.O. Box 997151
Sacramento, CA  95899-9983

During the fiscal year ended June 30, 2002, the Audit Committee met twice and the Nominating Committee met once.

MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED The Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The manager also selects the brokers who execute the Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Fund. Similarly, with respect to the Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages.

The Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

During the past fiscal year, the board, including a majority of non-interested or independent trustees, approved renewal of the Fund's management agreement. In reaching this decision, the board took into account information furnished throughout the year at regular board meetings, as well as information specifically furnished for a board meeting held annually to specifically consider such renewal. Information furnished throughout the year included reports on the Fund's investment performance, expenses, portfolio composition and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by the manager and its affiliates, as well as periodic reports relating to compliance with the Fund's investment policies and restrictions. The information furnished annually to the board also included special reports prepared by an independent third party analyst comparing the Fund's investment performance, and expenses with those of other mutual funds deemed comparable to the Fund as selected by the independent third party analyst as well as information relating to the manager's profitability.

In considering such material, the independent board members received assistance and advice from and met separately with independent counsel. Based upon its review of such material and information together with such other information as it deemed relevant, the board, including a majority of independent trustees, concluded that continuance of the management agreement was appropriate and in the best interest of Fund shareholders. In reaching this decision, the board took into account a combination of factors, including the following:


o PERFORMANCE. Performance of the Fund was considered in reference to a peer group of multi-cap growth funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short term and long term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to multi-cap growth funds, and to the Fund's compliance with its specific investment objectives and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Fund in relation to those within the relevant peer group of multi-cap growth funds, as selected by the independent third party analyst. Emphasis is placed on the Fund's overall comparative expense ratio within such peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o QUALITY OF SERVICES. In considering the scope and quality of investment management services, consideration was given to the manager's continuing need to attract and retain qualified investment management staff, the portfolio research and management process, and the record of compliance with Fund investment policies and restrictions, as well as the code of ethics which governs personal securities trading by Fund management. Consideration was also given to the scope and quality of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Fund under separate agreements with the manager and its affiliates. In performing this evaluation, the board considers factors such as the level of expenditures in and improvements and enhancements of services provided, as well as data and reports evidencing or measuring the various levels of services provided. In addition to third party data and reports, the trustees, all of whom have significant investments in one or more of the Franklin Templeton family of funds, check on and informally report from time to time on, the level of service personally experienced by them as shareholders. The board also considered the benefit to Fund shareholders of investing in a fund that is part of a large family of funds offering a variety of investment choices and shareholder services.

o MANAGER'S PROFITABILITY. The trustees considered the manager's level of profitability in providing management and other services to the Franklin Templeton funds, including the Fund. In doing so, the trustees considered materials and reports prepared annually by the manager which address profitability from its overall U.S. fund business, as well as from services provided the individual funds, including the Fund. The board reviews and discusses in detail the basis on which such reports are prepared and reviews the reasonableness of the cost allocation methodology utilized with the Fund's independent auditors. The board also considers the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of "soft" commission dollars to pay for research and other similar services. The trustees also considered the manager's profitability in comparison with available industry data.

MANAGEMENT FEES The Fund pays the manager a fee equal to a monthly rate of:

o   5/96 of 1% of the value of net assets up to and including $100 million;

o 1/24 of 1% of the value of net assets over $100 million and not over $250 million; and

o   9/240 of 1% of the value of net assets in excess of $250 million.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended June 30, the Fund paid the following management fees:

                                          MANAGEMENT
                                        FEES PAID ($)
               --------------------------------------------
               2002                       5,166,939
               2001                       6,087,965
               2000                       5,012,245

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Fund. FT Services is wholly owned by Resources and is an affiliate of the Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The manager pays FT Services a monthly fee equal to an annual rate of:

o   0.15% of the Fund's average daily net assets up to $200 million;

o   0.135% of average daily net assets over $200 million up to $700 million;

o   0.10% of average daily net assets over $700 million up to $1.2 billion; and

o   0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended June 30, the manager paid FT Services the following administration fees:

                                   ADMINISTRATION
                                   FEES PAID ($)
              ------------------------------------------
              2002                   1,467,469
              2001                   1,604,644
              2000                   1,305,513

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at One Franklin Parkway, San Mateo, CA 94403-1906. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.

For its services, Investor Services receives a fixed fee per account. The Fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Fund. The amount of reimbursements for these services per benefit plan participant Fund account per year will not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Fund's independent auditor. The auditor gives an opinion on the financial statements included in the Fund's Annual Report to Shareholders and reviews the Fund's registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless the manager believes that trading on a principal basis will not provide best execution. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Fund's officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

During the last three fiscal years ended June 30, the Fund paid the following brokerage commissions:

              BROKERAGE COMMISSIONS ($)
 ------------------------------------------
 2002                 1,906,182
 2001                  942,091
 2000                  692,248

For the fiscal year ended June 30, 2002, the Fund paid brokerage commissions of $1,609,702 from aggregate portfolio transactions of $923,858,766 to brokers who provided research services.

As of June 30, 2002, the Fund owned securities issued by Goldman Sachs Group, Inc. and Fleet Boston Financial Corp. valued in the aggregate at $12,836,000 and $5,747,000, respectively. Except as noted, the Fund did not own any securities issued by its regular broker-dealers at the end of the fiscal year.

DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------


MULTICLASS DISTRIBUTIONS The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends the Fund pays are taxable to you as ordinary income.

DISTRIBUTIONS OF CAPITAL GAINS

CAPITAL GAIN DISTRIBUTIONS. The Fund may realize capital gains and losses on the sale of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

TAXATION OF FIVE YEAR GAINS.

o SHAREHOLDERS IN THE 10 AND 15% FEDERAL BRACKETS. If you are in the 10 or 15% individual income tax bracket, capital gain distributions generally are subject to a maximum rate of tax of 10%. However, if you receive distributions from the Fund's sale of securities that it owned for more than five years, these gains are subject to a maximum rate of tax of 8%. The Fund will inform you in January of the portion of any capital gain distributions you received for the previous year that were five year gains qualifying for this reduced tax rate.

o SHAREHOLDERS IN HIGHER FEDERAL BRACKETS. If you are in a higher individual income tax bracket (the 27% or higher bracket in 2002 and 2003), capital gain distributions generally are subject to a maximum rate of tax of 20%. BEGINNING IN THE YEAR 2006, any distributions from the Fund's sale of securities purchased after January 1, 2001, that it owned for more than five years will be subject to a maximum rate of tax of 18%.

INVESTMENTS IN FOREIGN SECURITIES The next three paragraphs describe tax considerations that are applicable to funds that invest in foreign securities.

EFFECT OF FOREIGN WITHHOLDING TAXES. The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. THIS TREATMENT COULD INCREASE OR DECREASE THE FUND'S ORDINARY INCOME DISTRIBUTIONS TO YOU, AND MAY CAUSE SOME OR ALL OF THE FUND'S PREVIOUSLY DISTRIBUTED INCOME TO BE CLASSIFIED AS A RETURN OF CAPITAL. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC SECURITIES. The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY The Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o  98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize generally is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

TAXATION OF FIVE YEAR GAINS.

o SHAREHOLDERS IN THE 10 AND 15% FEDERAL BRACKETS. If you are in the 10 or 15% individual income tax bracket, gains from the sale of your Fund shares generally are subject to a maximum rate of tax of 10%. However, if you owned your shares for more than five years, these gains are subject to a maximum rate of tax of 8%.

o SHAREHOLDERS IN HIGHER FEDERAL BRACKETS. If you are in a higher individual income tax bracket (the 27% or higher bracket in 2002 and 2003), gains from the sale of your Fund shares generally are subject to a maximum rate of tax of 20%. BEGINNING IN THE YEAR 2006, any gains from the sale of Fund shares purchased after January 1, 2001, that you owned for more than five years will be subject to a maximum rate of tax of 18%. However, if you made an election to mark your Fund shares to market as of January 2, 2001, any Fund shares that you acquired before this date will also be eligible for the 18% maximum rate of tax, BEGINNING IN 2006.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association
(FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a fund may qualify for the dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Because the income of the Fund is generally derived from investments in domestic securities, it is anticipated that a portion of the dividends paid by the Fund will qualify for this deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

INVESTMENT IN COMPLEX SECURITIES The Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example:

DERIVATIVES. The Fund is permitted to invest in certain options, futures contracts on securities and financial indices, options on futures and financial indices, and foreign currency contracts. If it makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund would also be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

CONSTRUCTIVE SALES. The Fund's entry into a short sale transaction or an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

TAX STRADDLES. The Fund's investment in options, futures, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

ENHANCED CONVERTIBLE SECURITIES. The Fund is permitted to invest in enhanced convertible preferred securities (i.e., convertible securities restructured to offer enhanced convertibility and/or yield characteristics). Even though these enhanced convertible securities are economically equivalent to traditional convertible securities, each security forming part of such an investment is analyzed separately, and the tax consequences of an investment in the component parts of an enhanced convertible security could differ from those of an investment in a traditional convertible security.

SECURITIES PURCHASED AT DISCOUNT. The Fund is permitted to invest in securities issued or purchased at a discount, such as zero coupon, step-up or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

Each of these investments by the Fund in complex securities is subject to special tax rules that could affect the amount, timing and/or tax character of income realized by the Fund and distributed to you.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

The Fund is a diversified open-end management investment company, commonly called a mutual fund. The Fund was previously organized as a California corporation on August 30, 1984, and was reorganized on August 10, 2000, as a Delaware business trust created on March 21, 2000, and is registered with the SEC. Prior to May 1, 2002, the Fund's name was Franklin Growth and Income Fund.

The Fund currently offers five classes of shares, Class A, Class B, Class C, Class R and Advisor Class. The Fund began offering Class R shares on January 1, 2002. The Fund may offer additional classes of shares in the future. The full title of each class is:

o   Franklin Capital Growth Fund - Class A

o   Franklin Capital Growth Fund - Class B

o   Franklin Capital Growth Fund - Class C

o   Franklin Capital Growth Fund - Class R

o   Franklin Capital Growth Fund - Advisor Class

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.

The Fund has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Fund does not intend to hold annual shareholder meetings. The Fund may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of October 2, 2002, the principal shareholders of the Fund, beneficial or of record, were:


                                                      PERCENTAGE
NAME AND ADDRESS                      SHARE CLASS        (%)
-------------------------------------------------------------------
Franklin Templeton Bank & Trust            R             5.32
 TTEE for Defined Contribution Svcs
Western Caroline Supply Co. Inc.
Retirement Service Plan
P.O. Box 2438
Rancho Cordova, CA 95741-2438

Franklin Templeton Bank & Trust            R             5.22
 TTEE for Defined Contribution Svcs
AWT Metal Specialties, Inc.
Employee Retirement Plan
P.O. Box 2438
Rancho Cordova, CA 95741-2438

Franklin Templeton Fund Allocator -     Advisor          5.56
  Conservative Target Fund
One Franklin Parkway
San Mateo, CA 94403-1906

Franklin Templeton Fund Allocator -     Advisor         28.88
  Moderate Target Fund
One Franklin Parkway
San Mateo, CA 94403-1906

Franklin Templeton Fund Allocator -     Advisor         46.93
  Growth Target Fund
One Franklin Parkway
San Mateo, CA 94403-1906

Franklin Templeton Bank & Trust         Advisor          6.89
 TTEE for Defined Contribution Svcs
Franklin Resources, Inc. PSP
Profit Sharing Plan
P.O. Box 2438
Rancho Cordova, CA 95741-2438

Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and/or trustees of the Trust, serve on the administrative committee of the Franklin Templeton Profit Sharing 401(k) Plan, which owns shares of the Fund. In that capacity, they participate in the voting of such shares. Charles B. Johnson and Rupert H. Johnson, Jr. disclaim beneficial ownership of any shares of the Fund owned by the Franklin Templeton Profit Sharing 401(k) Plan.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of October 2, 2002, the officers and board members, as a group, owned of record and beneficially 1.04% of the Fund's Advisor Class shares and less than 1% of the outstanding shares of the other classes. The board members may own shares in other funds in Franklin Templeton Investments.


BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

GROUP PURCHASES As described in the prospectus, members of a qualified group may add the group's investments together for minimum investment purposes.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying Fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

DEALER COMPENSATION Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton Investments. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton Investments. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton Investments; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton Investments. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

Franklin Templeton Investor Services, LLC (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
-------------------------------------------------------------------------------

When you buy and sell shares, you pay the net asset value (NAV) per share.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

The Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, the Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market as determined by the manager.

The Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

The Fund determines the value of a foreign security as of the close of trading on the foreign exchange on which the security is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the NAV. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, the Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's Advisor Class shares.

PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of shares quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Effective January 1, 1997, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 1997, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after January 1, 1997, Advisor Class standardized performance quotations are calculated as described below.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

The average annual total returns before taxes for the indicated periods ended June 30, 2002, were:

                     1 YEAR (%)      5 YEARS (%)             10 YEARS (%)
-------------------------------------------------------------------------------
Advisor Class        -24.95          3.96          10.47

The following SEC formula was used to calculate these figures:

      n
P(1+T)   = ERV

where:

P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation).

The average annual total returns after taxes on distributions for the indicated periods ended June 30, 2002, were:

                    1 YEAR (%)   5 YEARS (%)  10 YEARS (%)
-----------------------------------------------------------
Advisor Class       -25.15       2.28         8.07


The following SEC formula was used to calculate these figures:

      n
P(1+T)   = ATVD

where:

P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions) n = number of years
ATVD = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (E.G., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). The average annual total returns after taxes on distributions and redemption for the indicated periods ended June 30, 2002, were:


                    1 YEAR (%)    5 YEARS (%)  10 YEARS (%)
-----------------------------------------------------------
Advisor Class       -15.23        2.93         7.82


The following SEC formula was used to calculate these figures:

      n
P(1+T)   = ATVDR

where:

P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions and redemptions) n = = number of years
ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption.

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended June 30, 2002, were:

                     1 YEAR (%)    5 YEARS (%)   10 YEARS (%)
-------------------------------------------------------------------------------
Advisor Class
                     -24.95         21.41        170.76

VOLATILITY Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in the Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices - an unmanaged capitalization-weighted index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

o Wilshire 5000 Total Market Index - measures the performance of all U.S.-headquartered equity securities with readily available price data. Over 6,500 capitalization weighted security returns are used to adjust the index. The Wilshire 5000 is the broadest measure of the entire U.S. stock market.

o Lipper, Inc. - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.

o Russell 1000(R) Index, measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

o Financial publications: THE WALL STREET JOURNAL, and BUSINESS WEEK, CHANGING TIMES, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o CONSUMER PRICE INDEX (OR COST OF LIVING INDEX), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o STOCKS, BONDS, BILLS, AND INFLATION, published by Ibbotson Associates - historical measure of yield, price, and total return for large and small company stock, long-term government bonds, Treasury bills, and inflation.

o Savings and Loan Historical Interest Rates - as published by the FEDERAL RESERVE H15 REPORT.

o Historical data supplied by the research departments of CS First Boston Corporation, JPMorgan Chase Bank, Salomon Smith Barney Inc., Merrill Lynch, and Lehman Brothers(R).

o Morningstar(R) - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare the Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue its performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $247 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 107 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS GROUP (S&P(R))

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


































Semi
Annual
Report

[GRAPHIC OMITTED]

DECEMBER 31, 2002

FRANKLIN CAPITAL GROWTH FUND
(FORMERLY FRANKLIN GROWTH AND INCOME FUND)

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
--------------------------------------------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.

[LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
      INVESTMENTS

THANK YOU FOR INVESTING WITH FRANKLIN TEMPLETON. WE ENCOURAGE OUR INVESTORS TO MAINTAIN A LONG-TERM PERSPECTIVE AND REMEMBER THAT ALL SECURITIES MARKETS MOVE BOTH UP AND DOWN, AS DO MUTUAL FUND SHARE PRICES. WE APPRECIATE YOUR PAST SUPPORT AND LOOK FORWARD TO SERVING YOUR INVESTMENT NEEDS IN THE YEARS AHEAD.

[PHOTO OMITTED]
SERENA PERIN VINTON, CFA
PORTFOLIO MANAGER
FRANKLIN CAPITAL GROWTH FUND

EDELIVERY DETAILS:
Log in at franklintempleton.com and click on eDelivery. Shareholders who are registered at franklintempleton.com can receive these reports via email. Not all accounts are eligible for eDelivery.

SHAREHOLDER LETTER

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN CAPITAL GROWTH FUND (FORMERLY FRANKLIN GROWTH AND INCOME FUND) SEEKS CAPITAL APPRECIATION AND SECONDARILY, CURRENT INCOME, BY INVESTING PRIMARILY IN COMMON STOCKS OR SECURITIES CONVERTIBLE INTO COMMON STOCK.
--------------------------------------------------------------------------------

Dear Shareholder:

This semiannual report for Franklin Capital Growth Fund covers the period ended December 31, 2002. During the six months under review, U.S. equity markets experienced extraordinary volatility largely due to continued economic weakness, corporate governance and accounting problems, and increased geopolitical risks with the war on terrorism, including heightened U.S. tensions with Iraq and North Korea. Despite optimism that it would begin recovering, the domestic economy continued to languish with lackluster job growth, weak consumer confidence, and a contracting manufacturing base, which resulted in disappointing corporate profits. The economy and markets also continued to suffer the repercussions of excesses and corporate greed built during the late 1990s, which led to astonishing bankruptcies and accounting scandals. In response to the weak economy, the Federal Reserve Board cut interest rates to 40-year low levels.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 12.

CONTENTS

Shareholder Letter ...............................    1
Performance Summary ..............................    5
Financial Highlights &
Statement of Investments .........................    7
Financial Statements .............................   16
Notes to
Financial Statements .............................   20

[GRAPHIC OMITTED]
FUND CATEGORY
Global
Growth
Growth & Income
Income
Tax-Free Income

            ---------------------------------------------------------
              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
            ---------------------------------------------------------

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

PORTFOLIO BREAKDOWN
Based on Total Net Assets
12/31/02

FINANCE                                          15.1%
ELECTRONIC TECHNOLOGY                            13.7%
HEALTH TECHNOLOGY                                11.1%
TECHNOLOGY SERVICES                               6.9%
CONSUMER NON-DURABLES                             6.4%
RETAIL TRADE                                      6.3%
PRODUCER MANUFACTURING                            6.3%
CONSUMER SERVICES                                 5.3%
ENERGY MINERALS                                   4.3%
PROCESS INDUSTRIES                                4.3%
COMMERCIAL SERVICES                               3.6%
TRANSPORTATION                                    3.2%
COMMUNICATIONS                                    2.0%
HEALTH SERVICES                                   1.8%
UTILITIES                                         1.6%
INDUSTRIAL SERVICES                               1.5%
OTHER                                             1.2%
SHORT-TERM INVESTMENTS & OTHER NET ASSETS         5.4%

During the period, U.S. equity markets fell significantly, marking the third consecutive year of losses. Within this environment, Franklin Capital Growth Fund - Class A posted a -10.28% cumulative total return for the six months ended December 31, 2002, as shown in the Performance Summary beginning on page 5. The Fund's benchmark indexes, the Standard & Poor's 500 Composite Index (S&P 500) and the Russell 1000(R) Index, returned -10.29% and -10.13% over the same period. 1 The Fund outperformed the Lipper Multi-Cap Growth Funds Average, comprising 434 funds on December 31, 2002, which returned -12.08% for the six-month period. 2

Given widespread uncertainty regarding the economy's direction and corporate earnings, we were not surprised that the stronger performers were companies defensive in nature with more stable earnings. During the period, the Fund benefited from its consumer non-durables and health technology positions. Holdings that performed relatively well included Alberto-Culver, a health and beauty products company, and Varian Medical Systems, a medical equipment manufacturer. The specialty chemical sector also outperformed the broader markets due to attractive valuations.

During the six-month reporting period, electronic technology, finance and retail trade generally underperformed the broader market, largely due to the economy's uncertain direction. Technology weakness stemmed from reduced inventories and


1. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index, which represent approximately 92% of the total market capitalization of the Russell 3000 Index.

2. Source: Lipper Inc. Lipper calculations do not include sales charges. Fund performance relative to the average may have differed if such charges had been considered. Past performance does not guarantee future results.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

capital expenditures as corporate profits fell. Finance stocks were hurt by deteriorating commercial and consumer credit profiles. And after outperforming earlier in 2002, retail trade gave up some of its gains later in the year due to increased concerns about consumer confidence and retail sales. Fund holdings Applied Materials, a semiconductor equipment manufacturer, Home Depot, a leading home improvement retailer, and Bank of New York, a diversified financial services company, performed poorly during the period.

Market volatility during the past six months presented several opportunities to initiate and build existing positions in leading companies with what we thought were solid, long-term growth prospects, excellent management teams and strong profit models at attractive valuations. During the period, some of the leading blue-chip growth companies' stock prices declined to multi-year low levels. We used weakness in the pharmaceuticals sector to initiate positions in Wyeth and Merck & Co., two pharmaceutical manufacturers, and to add to existing positions in Abbott Laboratories and Pfizer. In the finance sector, we attempted to take advantage of attractive valuations to initiate positions in MBIA, a leading financial services company that provides financial guaranty insurance, and PMI Group, a leading mortgage insurer. We also increased our exposure to Citigroup, a leading diversified financial services company.

Looking forward, we will continue to focus on leading companies with strong business models in sectors that have superior secular growth trends. The Fund will remain broadly diversified from a sector allocation standpoint with an emphasis on individual opportunities that offer attractive total return prospects.


TOP 10 HOLDINGS
12/31/02

COMPANY                                           % OF TOTAL
SECTOR/INDUSTRY                                   NET ASSETS
-----------------------------------------------------------------
Microsoft Corp.                                        2.2%
TECHNOLOGY SERVICES

Wyeth                                                  1.9%
HEALTH TECHNOLOGY

Pfizer Inc.                                            1.9%
HEALTH TECHNOLOGY

United Technologies
Corp.                                                  1.7%
PRODUCER MANUFACTURING

FPL Group Inc., cvt., pfd.                             1.6%
UTILITIES

Mettler-Toledo
International Inc.
(Switzerland)                                          1.6%
PRODUCER MANUFACTURING

Clear Channel
Communications Inc.                                    1.6%
CONSUMER SERVICES

American International
Group Inc.                                             1.6%
FINANCE

Thermo Electron Corp.                                  1.5%
ELECTRONIC TECHNOLOGY

Citigroup Inc.                                         1.5%
FINANCE

Thank you for your participation in Franklin Capital Growth Fund. We welcome your comments and look forward to serving your future investment needs.

Sincerely,


/S/SIGNATURE
Serena Perin Vinton, CFA
Portfolio Manager
Franklin Capital Growth Fund

--------------------------------------------------------------------------------
This discussion reflects our analysis, opinions and portfolio holdings as of December 31, 2002, the end of the reporting period. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable but the adviser makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 12/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE INFORMATION

CLASS A                            CHANGE         12/31/02           6/30/02
------------------------------------------------------------------------------
Net Asset Value (NAV)              -$0.92           $8.03             $8.95

CLASS B                            CHANGE         12/31/02           6/30/02
------------------------------------------------------------------------------
Net Asset Value (NAV)              -$0.93           $7.81             $8.74

CLASS C                            CHANGE         12/31/02           6/30/02
------------------------------------------------------------------------------
Net Asset Value (NAV)              -$0.92           $7.74             $8.66

CLASS R                            CHANGE         12/31/02           6/30/02
------------------------------------------------------------------------------
Net Asset Value (NAV)              -$0.93           $8.01             $8.94

ADVISOR CLASS                      CHANGE         12/31/02           6/30/02
------------------------------------------------------------------------------
Net Asset Value (NAV)              -$0.91           $8.07             $8.98


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum, 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------

Past performance does not guarantee future results.

PERFORMANCE

CLASS A                                   6-MONTH         1-YEAR         5-YEAR         10-YEAR
--------------------------------------------------------------------------------------------------
Cumulative Total Return 1                 -10.28%         -25.41%        -0.59%        +120.21%
Average Annual Total Return 2             -15.47%         -29.72%        -1.29%          +7.57%
Value of $10,000 Investment 3             $8,453          $7,028         $9,373         $20,746

                                                                                       INCEPTION
CLASS B                                   6-MONTH         1-YEAR          3-YEAR       (1/1/99)
--------------------------------------------------------------------------------------------------
Cumulative Total Return 1                 -10.64%         -26.04%        -43.64%        -14.90%
Average Annual Total Return 2             -14.22%         -29.00%        -18.17%         -4.60%
Value of $10,000 Investment 3             $8,578          $7,100         $5,479         $8,284

                                                                                       INCEPTION
CLASS C                                   6-MONTH         1-YEAR         5-YEAR        (5/1/95)
--------------------------------------------------------------------------------------------------
Cumulative Total Return 1                 -10.62%         -25.93%        -4.31%         +76.38%
Average Annual Total Return 2             -12.43%         -27.44%        -1.08%          +7.53%
Value of $10,000 Investment 3             $8,757          $7,256         $9,471         $17,454

                                                                                       INCEPTION
CLASS R                                                   6-MONTH        1-YEAR        (1/1/02)
--------------------------------------------------------------------------------------------------
Cumulative Total Return 1                                 -10.40%        -25.71%        -25.71%
Average Annual Total Return 2                             -11.30%        -26.45%        -26.45%
Value of $10,000 Investment 3                             $8,870          $7,355         $7,355

ADVISOR CLASS 4                           6-MONTH         1-YEAR         5-YEAR         10-YEAR
--------------------------------------------------------------------------------------------------
Cumulative Total Return 1                 -10.13%         -25.22%        +0.73%        +126.13%
Average Annual Total Return 2             -10.13%         -25.22%        +0.15%          +8.50%
Value of $10,000 Investment 3             $8,987          $7,478         $10,073        $22,613

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).

4. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or Rule 12b-1 plans. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting a deduction of all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +29.26% and +4.37%.

--------------------------------------------------------------------------------
Ongoing market volatility can significantly affect short-term performance; more recent returns may differ from those shown. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For more current performance, see "Funds and Performance" at franklintempleton.com or call 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN CAPITAL GROWTH FUND
Financial Highlights

                                                                                      CLASS A
                                                -----------------------------------------------------------------------------------
                                                SIX MONTHS ENDED                          YEAR ENDED JUNE 30,
                                                DECEMBER 31, 2002   ---------------------------------------------------------------
                                                   (UNAUDITED)        2002          2001         2000          1999          1998
                                                -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........          $8.95       $12.04        $17.00       $11.67        $10.99        $10.16
                                                -----------------------------------------------------------------------------------
Income from investment operations:
 Net investment income a .....................            .02          .04           .04          .01           .06           .05
 Net realized and unrealized gains (losses)...           (.94)       (3.05)        (3.95)        5.90          1.25          2.08
                                                -----------------------------------------------------------------------------------
Total from investment operations .............           (.92)       (3.01)        (3.91)        5.91          1.31          2.13
                                                -----------------------------------------------------------------------------------
Less distributions from:
 Net investment income .......................             --         (.02)         (.03)        (.01)         (.05)         (.05)
 Net realized gains ..........................             --         (.05)        (1.02)        (.57)         (.58)        (1.25)
 Tax return of capital .......................             --         (.01)           --           --            --            --
                                                -----------------------------------------------------------------------------------
Total distributions ..........................             --         (.08)        (1.05)        (.58)         (.63)        (1.30)
                                                -----------------------------------------------------------------------------------
Net asset value, end of period ...............          $8.03       $ 8.95        $12.04       $17.00        $11.67        $10.99
                                                ===================================================================================

Total return b ...............................       (10.28)%     (25.16)%      (23.79)%       52.09%        13.01%        22.43%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............       $748,041     $855,624    $1,058,405   $1,165,175      $708,607      $613,835
Ratios to average net assets:
 Expenses ....................................          1.02% c       .94%          .90%         .91%          .92%          .90%
 Net investment income .......................           .49% c       .34%          .28%         .06%          .57%          .48%
Portfolio turnover rate ......................         25.08%       54.28%        46.19%       49.30%        45.99%        38.00%

aBased on average shares outstanding effective year ended June 30, 1999. bTotal return does not reflect sales commissions or contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized

FRANKLIN CAPITAL GROWTH FUND
Financial Highlights (CONTINUED)

                                                                                 CLASS B
                                                -----------------------------------------------------------------------------
                                                SIX MONTHS ENDED                    YEAR ENDED JUNE 30,
                                                DECEMBER 31, 2002        ----------------------------------------------------
                                                   (UNAUDITED)             2002           2001           2000          1999 d
                                                -----------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........          $8.74            $11.82         $16.78         $11.61        $10.39
                                                -----------------------------------------------------------------------------
Income from investment operations:
 Net investment loss a .......................           (.01)             (.04)          (.06)          (.10)         (.01)
 Net realized and unrealized gains (losses) ..           (.92)            (2.99)         (3.88)          5.84          1.28
                                                -----------------------------------------------------------------------------
Total from investment operations .............           (.93)            (3.03)         (3.94)          5.74          1.27
                                                -----------------------------------------------------------------------------
Less distributions from:
 Net investment income .......................             --                --             --             --          (.05)
 Net realized gains ..........................             --              (.05)         (1.02)          (.57)           --
                                                -----------------------------------------------------------------------------
Total distributions ..........................             --              (.05)         (1.02)          (.57)         (.05)
                                                -----------------------------------------------------------------------------
Net asset value, end of period ...............          $7.81            $ 8.74         $11.82         $16.78        $11.61
                                                =============================================================================

Total return b ...............................       (10.64)%          (25.73)%       (24.29)%         50.90%        12.23%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............        $41,976           $44,041        $31,390        $15,229        $1,276
Ratios to average net assets:
 Expenses ....................................          1.76% c           1.69%          1.65%          1.67%         1.56% c
 Net investment loss .........................         (.25)% c          (.44)%         (.47)%         (.65)%        (.32)% c
Portfolio turnover rate ......................         25.08%            54.28%         46.19%         49.30%        45.99%



aBased on average shares outstanding.
bTotal return does not reflect contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized
dFor the period January 1, 1999 (effective date) to June 30, 1999.

FRANKLIN CAPITAL GROWTH FUND
Financial Highlights (CONTINUED)


                                                                                     CLASS C
                                             --------------------------------------------------------------------------------------
                                              SIX MONTHS ENDED                          YEAR ENDED JUNE 30,
                                             DECEMBER 31, 2002   ------------------------------------------------------------------
                                                (UNAUDITED)        2002            2001          2000          1999          1998
                                             --------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .....           $8.66       $11.70          $16.65        $11.52        $10.91        $10.12
                                             --------------------------------------------------------------------------------------
Income from investment operations:
 Net investment loss a ...................            (.01)        (.04)           (.07)         (.10)         (.02)         (.01)
 Net realized and unrealized
  gains (losses) .........................            (.91)       (2.95)          (3.86)         5.80          1.23          2.05
                                             --------------------------------------------------------------------------------------
Total from investment operations .........            (.92)       (2.99)          (3.93)         5.70          1.21          2.04
                                             --------------------------------------------------------------------------------------
Less distributions from:
 Net investment income ...................              --           --              --            --          (.02)           --
 Net realized gains ......................              --         (.05)          (1.02)         (.57)         (.58)        (1.25)
                                             --------------------------------------------------------------------------------------
Total distributions ......................              --         (.05)          (1.02)         (.57)         (.60)        (1.25)
                                             --------------------------------------------------------------------------------------
Net asset value, end of period ...........           $7.74       $ 8.66          $11.70        $16.65        $11.52        $10.91
                                             ======================================================================================

Total return b ...........................        (10.62)%     (25.65)%        (24.38)%        50.86%        12.11%        21.47%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ........        $116,008     $137,117        $183,163      $181,087       $87,057       $35,717
Ratios to average net assets:
 Expenses ................................           1.75% c      1.68%           1.65%         1.67%         1.68%         1.69%
 Net investment loss .....................          (.24)% c     (.40)%          (.47)%        (.69)%        (.25)%        (.28)%
Portfolio turnover rate ..................          25.08%       54.28%          46.19%        49.30%        45.99%        38.00%


aBased on average shares outstanding effective year ended June 30, 1999. bTotal return does not reflect sales commissions or contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized

FRANKLIN CAPITAL GROWTH FUND
Financial Highlights (CONTINUED)

                                                                                     CLASS R
                                                              --------------------------------------------------
                                                              SIX MONTHS ENDED
                                                              DECEMBER 31, 2002                   PERIOD ENDED
                                                                  (UNAUDITED)                    JUNE 30, 2002 d
                                                              --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................            $8.94                          $10.79
                                                              --------------------------------------------------
Income from investment operations:
 Net investment income a ..................................              .01                              --
 Net realized losses ......................................             (.94)                          (1.84)
                                                              --------------------------------------------------
Total from investment operations ..........................             (.93)                          (1.84)
                                                              --------------------------------------------------
Less distributions from net investment income .............               --                            (.01) e
                                                              --------------------------------------------------
Net asset value, end of period ............................            $8.01                          $ 8.94
                                                              ==================================================

Total return b ............................................         (10.40)%                        (17.09)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........................           $9,364                          $3,524
Ratios to average net assets:
 Expenses .................................................            1.27% c                         1.19% b
 Net investment income (loss) .............................             .24% c                        (.08)% b

Portfolio turnover rate ...................................           25.08%                          54.28%

aBased on average shares outstanding.
bTotal return does not reflect sales commissions or contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized
dFor the period January 1, 2002 (effective date) to June 30, 2002.
eIncludes distributions from tax return of capital in the amount of $.002.

FRANKLIN CAPITAL GROWTH FUND
Financial Highlights (CONTINUED)

                                                                                  ADVISOR CLASS
                                               ------------------------------------------------------------------------------------
                                               SIX MONTHS ENDED                         YEAR ENDED JUNE 30,
                                               DECEMBER 31, 2002   ----------------------------------------------------------------
                                                  (UNAUDITED)        2002            2001          2000          1999         1998
                                               ------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........          $8.98       $12.07          $17.04        $11.68        $11.00       $10.17
                                               ------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income a ....................            .03          .06             .07           .04           .08          .07
 Net realized and unrealized gains
 (losses) ...................................           (.94)       (3.05)          (3.95)         5.91          1.25         2.08
                                               ------------------------------------------------------------------------------------
Total from investment operations ............           (.91)       (2.99)          (3.88)         5.95          1.33         2.15
                                               ------------------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................             --         (.04)           (.07)         (.02)         (.07)        (.07)
 Net realized gains .........................             --         (.05)          (1.02)         (.57)         (.58)       (1.25)
 Tax return of capital ......................             --         (.01)             --            --            --           --
                                               ------------------------------------------------------------------------------------
Total distributions .........................             --         (.10)          (1.09)         (.59)         (.65)       (1.32)
                                               ------------------------------------------------------------------------------------
Net asset value, end of period ..............          $8.07       $ 8.98          $12.07        $17.04        $11.68       $11.00
                                               ====================================================================================

Total return b ..............................       (10.13)%     (24.95)%        (23.59)%        52.52%        13.22%       22.61%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........        $46,206      $43,422         $45,139       $12,603        $7,327      $16,911
Ratios to average net assets:
 Expenses ...................................           .77% c       .69%            .65%          .67%          .70%         .69%
 Net investment income ......................           .74% c       .58%            .55%          .30%          .80%         .71%
Portfolio turnover rate .....................         25.08%       54.28%          46.19%        49.30%        45.99%       38.00%


aBased on average shares outstanding effective year ended June 30, 1999. bTotal return is not annualized for periods less than one year.
cAnnualized

                        See notes to financial statements.

FRANKLIN CAPITAL GROWTH FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (UNAUDITED)

                                                                               SHARES                        VALUE
----------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS  91.3%
   COMMERCIAL SERVICES 3.6%
   Fair, Isaac & Co. Inc. ...............................................     175,000                     $  7,472,500
   Omnicom Group Inc. ...................................................     200,000                       12,920,000
a  Resources Connection Inc. ............................................     201,900                        4,686,100
a  Robert Half International Inc. .......................................     600,000                        9,666,000
                                                                                                          ------------
                                                                                                            34,744,600
                                                                                                          ------------
   COMMUNICATIONS 2.0%
a  AT&T Wireless Services Inc. ..........................................   1,200,000                        6,780,000
   SBC Communications Inc. ..............................................     454,200                       12,313,362
                                                                                                          ------------
                                                                                                            19,093,362
                                                                                                          ------------
   CONSUMER DURABLES .5%
a  Meritage Corp. .......................................................     135,000                        4,542,750
                                                                                                          ------------
   CONSUMER NON-DURABLES 6.4%
   Alberto-Culver Co., B ................................................     225,000                       11,340,000
   Anheuser-Busch Cos. Inc. .............................................     140,000                        6,776,000
   Coca-Cola Co. ........................................................     250,000                       10,955,000
   General Mills Inc. ...................................................     150,000                        7,042,500
   Philip Morris Cos. Inc. ..............................................     325,000                       13,172,250
   Procter & Gamble Co. .................................................     140,000                       12,031,600
                                                                                                          ------------
                                                                                                            61,317,350
                                                                                                          ------------
   CONSUMER SERVICES 5.3%
a  Brinker International Inc. ...........................................     150,000                        4,837,500
a  Cendant Corp. ........................................................     700,000                        7,336,000
a  Clear Channel Communications Inc. ....................................     400,000                       14,916,000
a  Fox Entertainment Group Inc., A ......................................     300,000                        7,779,000
   Starwood Hotels & Resorts Worldwide Inc. .............................     334,100                        7,931,534
a  Univision Communications Inc., A .....................................      50,000                        1,225,000
a  Viacom Inc., B .......................................................     175,000                        7,133,000
                                                                                                          ------------
                                                                                                            51,158,034
                                                                                                          ------------
   DISTRIBUTION SERVICES .7%
   AmerisourceBergen Corp. ..............................................      75,000                        4,073,250
   Cardinal Health Inc. .................................................      50,000                        2,959,500
                                                                                                          ------------
                                                                                                             7,032,750
                                                                                                          ------------
   ELECTRONIC TECHNOLOGY 13.7%
a  Applied Materials Inc. ...............................................     600,000                        7,818,000
a  Celestica Inc. (Canada) ..............................................     300,000                        4,230,000
a  CIENA Corp. ..........................................................     548,640                        2,820,010
a  Cisco Systems Inc. ...................................................     744,000                        9,746,400
   General Dynamics Corp. ...............................................     175,000                       13,889,750
   Intel Corp. ..........................................................     450,000                        7,006,500
a  Intersil Corp. .......................................................     425,000                        5,924,500
a  KLA-Tencor Corp. .....................................................     140,000                        4,951,800
   Linear Technology Corp. ..............................................     390,000                       10,030,800

FRANKLIN CAPITAL GROWTH FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (UNAUDITED) (CONT.)

                                                                               SHARES                        VALUE
----------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   ELECTRONIC TECHNOLOGY (CONT.)
   Lockheed Martin Corp. .................................................    150,000                     $  8,662,500
   Nokia Corp., ADR (Finland) ............................................    460,000                        7,130,000
a  QLogic Corp. ..........................................................    225,000                        7,764,750
a  Tektronix Inc. ........................................................    675,000                       12,278,250
a  Thermo Electron Corp. .................................................    700,000                       14,084,000
a  Waters Corp. ..........................................................    450,000                        9,801,000
a  Xilinx Inc. ...........................................................    250,000                        5,150,000
                                                                                                          ------------
                                                                                                           131,288,260
                                                                                                          ------------
   ENERGY MINERALS 4.3%
   BP PLC, ADR (United Kingdom) ..........................................    225,000                        9,146,250
   Devon Energy Corp. ....................................................    225,000                       10,327,500
   Exxon Mobil Corp. .....................................................    355,000                       12,403,700
a  Pioneer Natural Resources Co. .........................................    375,000                        9,468,750
                                                                                                          ------------
                                                                                                            41,346,200
                                                                                                          ------------
   FINANCE 13.4%
   American International Group Inc. .....................................    257,812                       14,914,424
   Bank of New York Co. Inc. .............................................    350,000                        8,386,000
   Capital One Financial Corp. ...........................................    150,000                        4,458,000
   Charles Schwab Corp. ..................................................    500,000                        5,425,000
   Citigroup Inc. ........................................................    400,000                       14,076,000
   Fannie Mae ............................................................    160,000                       10,292,800
   Fifth Third Bancorp ...................................................     75,000                        4,391,250
   Goldman Sachs Group Inc. ..............................................    150,000                       10,215,000
   Hartford Financial Services Group Inc. ................................    130,400                        5,924,072
   iStar Financial Inc. ..................................................    377,700                       10,594,485
   MBIA Inc. .............................................................    250,000                       10,965,000
   North Fork Bancorp. Inc. ..............................................    225,000                        7,591,500
   The PMI Group Inc. ....................................................    325,000                        9,763,000
   TCF Financial Corp. ...................................................     81,100                        3,543,259
   Washington Mutual Inc. ................................................    250,000                        8,632,500
                                                                                                          ------------
                                                                                                           129,172,290
                                                                                                          ------------
   HEALTH SERVICES 1.8%
a  Caremark RX Inc. ......................................................    671,250                       10,907,812
a  Laboratory Corp. of America Holdings ..................................    275,000                        6,391,000
                                                                                                          ------------
                                                                                                            17,298,812
                                                                                                          ------------
   HEALTH TECHNOLOGY 11.1%
   Abbott Laboratories ...................................................    350,000                       14,000,000
   Allergan Inc. .........................................................    185,000                       10,659,700
a  Amgen Inc. ............................................................    225,000                       10,876,500
a  Genentech Inc. ........................................................    150,000                        4,974,000
a  King Pharmaceuticals Inc. .............................................    360,000                        6,188,400
   Merck & Co. Inc. ......................................................    225,000                       12,737,250
   Pfizer Inc. ...........................................................    600,000                       18,342,000

FRANKLIN CAPITAL GROWTH FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (UNAUDITED) (CONT.)

                                                                               SHARES                        VALUE
----------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   HEALTH TECHNOLOGY (CONT.)
a  Varian Medical Systems Inc. ..........................................     200,000                     $  9,920,000
   Wyeth ................................................................     500,000                       18,700,000
                                                                                                          ------------
                                                                                                           106,397,850
                                                                                                          ------------
   INDUSTRIAL SERVICES 1.5%
   GlobalSantaFe Corp. ..................................................     400,000                        9,728,000
a  Weatherford International Ltd. .......................................     125,000                        4,991,250
                                                                                                          ------------
                                                                                                            14,719,250
                                                                                                          ------------
   PROCESS INDUSTRIES 4.3%
   Bunge Ltd. ...........................................................     432,600                       10,408,356
   Cabot Corp. ..........................................................     425,000                       11,279,500
   Dow Chemical Co. .....................................................     175,000                        5,197,500
   Lyondell Chemical Co. ................................................     430,000                        5,435,200
   Valspar Corp. ........................................................     200,000                        8,836,000
                                                                                                          ------------
                                                                                                            41,156,556
                                                                                                          ------------
   PRODUCER MANUFACTURING 6.3%
   Delphi Corp. .........................................................     507,200                        4,082,960
   General Electric Co. .................................................     350,000                        8,522,500
   ITT Industries Inc. ..................................................     175,000                       10,620,750
a  Mettler-Toledo International Inc. (Switzerland) ......................     475,000                       15,228,500
   United Technologies Corp. ............................................     270,000                       16,723,800
a  Varian Inc. ..........................................................     175,000                        5,020,750
                                                                                                          ------------
                                                                                                            60,199,260
                                                                                                          ------------
   RETAIL TRADE 6.3%
a  Best Buy Co. Inc. ....................................................     200,000                        4,830,000
   Family Dollar Stores Inc. ............................................     400,000                       12,484,000
   Home Depot Inc. ......................................................     425,000                       10,183,000
   Lowe's Cos. Inc. .....................................................     200,000                        7,500,000
   Target Corp. .........................................................     300,000                        9,000,000
   Tiffany & Co. ........................................................     275,000                        6,575,250
   Wal-Mart Stores Inc. .................................................     200,000                       10,102,000
                                                                                                          ------------
                                                                                                            60,674,250
                                                                                                          ------------
   TECHNOLOGY SERVICES 6.9%
a  Accenture Ltd., A (Bermuda) ..........................................     500,000                        8,995,000
   International Business Machines Corp. ................................     175,000                       13,562,500
a  Microsoft Corp. ......................................................     400,000                       20,680,000
a  Oracle Corp. .........................................................     850,000                        9,180,000
   Paychex Inc. .........................................................     500,000                       13,950,000
                                                                                                          ------------
                                                                                                            66,367,500
                                                                                                          ------------

FRANKLIN CAPITAL GROWTH FUND
STATEMENT OF INVESTMENTS, DECEMBER 31, 2002 (UNAUDITED) (CONT.)

                                                                               SHARES                        VALUE
-----------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)
   TRANSPORTATION 3.2%
   C.H. Robinson Worldwide Inc. ........................................      400,000                     $ 12,480,000
   Expeditors International of Washington Inc. .........................      425,000                       13,876,250
   Southwest Airlines Co. ..............................................      333,437                        4,634,774
                                                                                                          -------------
                                                                                                            30,991,024
                                                                                                          -------------
   TOTAL COMMON STOCKS (COST $879,230,134) .............................                                   877,500,098
                                                                                                          -------------
   CONVERTIBLE PREFERRED STOCKS 2.5%
   FINANCE .9%
   Commerce Bancorp Trust, 5.95%, cvt. pfd., 144A ......................      150,000                        8,362,500
                                                                                                          -------------
   UTILITIES 1.6%
   FPL Group Inc. 8.50%, cvt., pfd. ....................................      285,000                       15,777,600
                                                                                                          -------------
   TOTAL CONVERTIBLE PREFERRED STOCKS (COST $21,514,875)                                                    24,140,100
                                                                                                          -------------
                                                                            PRINCIPAL
                                                                             AMOUNT
                                                                          ------------
   CONVERTIBLE BOND (COST $8,671,056) .8%
   NCO Group Inc., cvt., 4.75%, 4/15/06 ................................  $ 9,000,000                        7,740,000
                                                                                                          -------------
   TOTAL LONG TERM INVESTMENTS (COST $909,416,065)                                                         909,380,198
                                                                                                          -------------
                                                                             SHARES
                                                                          ------------
   SHORT TERM INVESTMENTS (COST $53,029,220) 5.5%
b  Franklin Institutional Fiduciary Trust Money Market Portfolio .......   53,029,220                       53,029,220
                                                                                                          -------------
   TOTAL INVESTMENTS (COST $962,445,285) 100.1% ........................                                   962,409,418
   OTHER ASSETS, LESS LIABILITIES (.1)% ................................                                      (814,626)
                                                                                                          -------------
   NET ASSETS 100.0% ...................................................                                  $961,594,792
                                                                                                          =============

aNon-income producing
bSee Note 6 regarding investments in the Franklin Institutional Fiduciary Trust
 Money Market Portfolio.

                       See notes to financial statements.

FRANKLIN CAPITAL GROWTH FUND
Financial Statements
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002 (UNAUDITED)

Assets:
 Investments in securities:
  Cost ................................................................          $  962,445,285
                                                                                 ===============
  Value ...............................................................             962,409,418
 Receivables:
  Investment securities sold ..........................................                 430,788
  Capital shares sold .................................................               1,673,591
  Dividends and interest ..............................................               1,120,669
                                                                                 ---------------
      Total assets ....................................................             965,634,466
                                                                                 ---------------
Liabilities:
 Payables:
  Investment securities purchased .....................................               1,206,915
  Capital shares redeemed .............................................               1,107,687
  Affiliates ..........................................................               1,140,197
  Shareholders ........................................................                 346,511
 Other liabilities ....................................................                 238,364
                                                                                 ---------------
      Total liabilities ...............................................               4,039,674
                                                                                 ---------------
       Net assets, at value ...........................................          $  961,594,792
                                                                                 ===============
Net assets consist of:
 Undistributed net investment income ..................................              $1,868,485
 Net unrealized depreciation ..........................................                 (35,867)
 Accumulated net realized loss ........................................            (248,614,621)
 Capital shares .......................................................           1,208,376,795
                                                                                 ---------------
      Net assets, at value ............................................          $  961,594,792
                                                                                 ===============

                       See notes to financial statements.

FRANKLIN CAPITAL GROWTH FUND
Financial Statements (CONTINUED)
STATEMENT OF ASSETS AND LIABILITIES (CONT.)
DECEMBER 31, 2002 (UNAUDITED)

CLASS A:
 Net asset value per share ($748,040,867 / 93,194,045 shares outstanding) a ...            $8.03
                                                                                  ===============
 Maximum offering price per share (8.03 / 94.25%) .............................            $8.52
                                                                                  ===============
CLASS B:
 Net asset value and maximum offering price per share ($41,975,560 / 5,373,559
 shares outstanding) a ........................................................            $7.81
                                                                                  ===============
CLASS C:
 Net asset value per share ($116,008,244 / 14,996,143 shares outstanding) a ...            $7.74
                                                                                  ===============
 Maximum offering price per share (7.74 / 99%) ................................            $7.82
                                                                                  ===============
CLASS R:
 Net asset value and maximum offering price per share ($9,363,777 / 1,169,141
 shares outstanding) a ........................................................            $8.01
                                                                                  ===============
ADVISOR CLASS:
 Net asset value and maximum offering price per share ($46,206,344 / 5,729,220
 shares outstanding) ..........................................................            $8.07
                                                                                  ===============

aRedemption price is equal to net asset value less any applicable contingent deferred sales charge.
                       See notes to financial statements.

FRANKLIN CAPITAL GROWTH FUND
Financial Statements (CONTINUED)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2002 (UNAUDITED)

Investment income:
 Dividends ..................................................    $   6,942,060
 Interest ...................................................          460,999
                                                                 --------------
      Total investment income ...............................        7,403,059
                                                                 --------------
Expenses:
 Management fees (Note 3) ...................................        2,249,168
 Distribution fees (Note 3)
  Class A ...................................................          957,987
  Class B ...................................................          203,180
  Class C ...................................................          585,311
  Class R ...................................................           16,283
 Transfer agent fees (Note 3) ...............................        1,237,228
 Custodian fees .............................................            5,858
 Reports to shareholders ....................................           68,730
 Registration and filing fees ...............................          113,959
 Professional fees ..........................................           47,716
 Trustees' fees and expenses ................................           26,275
 Other ......................................................           19,066
                                                                 --------------
      Total expenses ........................................        5,530,761
                                                                 --------------
       Net investment income ................................        1,872,298
                                                                 --------------
Realized and unrealized losses:
 Net realized loss from investments .........................      (68,191,227)
 Net unrealized depreciation on investments .................      (47,068,443)
                                                                 --------------
Net realized and unrealized loss ............................     (115,259,670)
                                                                 --------------
Net decrease in net assets resulting from operations ........    $(113,387,372)
                                                                 ==============

                       See notes to financial statements.

FRANKLIN CAPITAL GROWTH FUND
Financial Statements (CONTINUED)
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2002 (UNAUDITED)
AND THE YEAR ENDED JUNE 30, 2002

                                                                            SIX MONTHS ENDED             YEAR ENDED
                                                                            DECEMBER 31, 2002           JUNE 30, 2002
                                                                            -----------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .................................................     $    1,872,298          $    2,685,100
  Net realized loss from investments ....................................        (68,191,227)           (180,724,759)
  Net unrealized depreciation on investments ............................        (47,068,443)           (171,186,813)
                                                                            -----------------------------------------
      Net decrease in net assets resulting from operations ..............       (113,387,372)           (349,226,472)
 Distributions to shareholders from:
  Net investment income:
   Class A ..............................................................                 --              (1,743,940)
   Class R ..............................................................                 --                    (211)
   Advisor Class ........................................................                 --                (139,798)
  Net realized gains:
   Class A ..............................................................                 --              (4,117,291)
   Class B ..............................................................                 --                (162,143)
   Class C ..............................................................                 --                (736,406)
   Advisor Class ........................................................                 --                (185,906)
  Tax return of capital:
   Class A ..............................................................                 --                (570,340)
   Class R ..............................................................                 --                     (69)
   Advisor Class ........................................................                 --                 (45,719)
                                                                            -----------------------------------------
 Total distributions to shareholders ....................................                 --              (7,701,823)
 Capital share transactions: (Note 2)
   Class A ..............................................................        (18,750,824)             80,723,860
   Class B ..............................................................          2,712,984              24,314,952
   Class C ..............................................................         (6,329,846)              2,418,963
   Class R ..............................................................          6,230,256               3,920,244
   Advisor Class ........................................................          7,391,836              11,182,037
                                                                            -----------------------------------------
 Total capital share transactions .......................................         (8,745,594)            122,560,056
      Net decrease in net assets ........................................       (122,132,966)           (234,368,239)
Net assets:
 Beginning of period ....................................................      1,083,727,758           1,318,095,997
                                                                            -----------------------------------------
 End of period ..........................................................     $  961,594,792          $1,083,727,758
                                                                            =========================================
Undistributed net investment income included in net assets:
 End of period ..........................................................     $    1,868,485          $       (3,813)
                                                                            =========================================

                       See notes to financial statements.

FRANKLIN CAPITAL GROWTH FUND
Notes to Financial Statements (unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Capital Growth Fund (the Trust) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company, consisting of one fund (the Fund). The Fund seeks capital growth.

On January 14, 2003, the Board of Trustees for the Trust approved a proposal to merge Franklin Strategic Series - Franklin Large Cap Growth Fund into the Fund, subject to shareholder approval.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES:

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

FRANKLIN CAPITAL GROWTH FUND
Notes to Financial Statements (unaudited) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2. SHARES OF BENEFICIAL INTEREST

The Fund offers five classes of shares: Class A, Class B, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At December 31, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Fund's shares were as follows:

                                                                     SIX MONTHS ENDED                       YEAR ENDED
                                                                     DECEMBER 31, 2002                    JUNE 30, 2002 a
                                                              --------------------------------------------------------------------
                                                                 SHARES           AMOUNT               SHARES           AMOUNT
                                                              --------------------------------------------------------------------
CLASS A SHARES:
Shares sold ...............................................     9,865,521       $ 79,944,875         27,626,724     $ 284,485,403
Shares issued in reinvestment of distributions ............            --                 --            546,689         5,708,297
Shares redeemed ...........................................   (12,293,264)       (98,695,699)       (20,484,640)     (209,469,840)
                                                              --------------------------------------------------------------------
Net increase (decrease) ...................................    (2,427,743)      $(18,750,824)         7,688,773     $  80,723,860
                                                              ====================================================================

CLASS B SHARES:
Shares sold ...............................................     1,152,873       $  9,093,436          3,194,704     $  32,411,041
Shares issued in reinvestment of distributions ............            --                 --             14,986           153,454
Shares redeemed ...........................................      (817,532)        (6,380,452)          (827,117)       (8,249,543)
                                                              --------------------------------------------------------------------
Net increase ..............................................       335,341       $  2,712,984          2,382,573     $  24,314,952
                                                              ====================================================================

CLASS C SHARES:
Shares sold ...............................................     2,055,167       $ 16,129,675          4,855,533     $  48,947,191
Shares issued in reinvestment of distributions ............            --                 --             67,703           686,411
Shares redeemed ...........................................    (2,898,672)       (22,459,521)        (4,733,665)      (47,214,639)
                                                              --------------------------------------------------------------------
Net increase (decrease) ...................................      (843,505)      $ (6,329,846)           189,571     $   2,418,963
                                                              ====================================================================

CLASS R SHARES:
Shares sold ...............................................       859,911       $  6,922,391            417,918     $   4,164,125
Shares issued in reinvestment of distributions ............            --                 --                 27               274
Shares redeemed ...........................................       (85,055)          (692,135)           (23,660)         (244,155)
                                                              --------------------------------------------------------------------
Net increase ..............................................       774,856       $  6,230,256            394,285     $   3,920,244
                                                              ====================================================================

FRANKLIN CAPITAL GROWTH FUND
Notes to Financial Statements (unaudited) (CONTINUED)

2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                  SIX MONTHS ENDED                         YEAR ENDED
                                                                  DECEMBER 31, 2002                      JUNE 30, 2002 a
                                                              -------------------------------------------------------------------
                                                              SHARES            AMOUNT             SHARES              AMOUNT
                                                              -------------------------------------------------------------------
ADVISOR CLASS SHARES:
Shares sold ...............................................    979,376        $  8,092,094          1,511,552      $  15,471,873
Shares issued in reinvestment of distributions ............         --                  --             35,062            367,145
Shares redeemed ...........................................    (85,460)           (700,258)          (450,730)        (4,656,981)
                                                              -------------------------------------------------------------------
Net increase ..............................................    893,916        $  7,391,836          1,095,884      $  11,182,037
                                                              ===================================================================

aFor the period January 1, 2002 (effective date) to June 30, 2002 for Class R shares.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Fund are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin Templeton Services, LLC. (FT Services), Franklin/Templeton Distributors, Inc. (Distributors), and Franklin/Templeton Investor Services, LLC. (Investor Services), the Fund's investment manager, administrative manager, principal underwriter and transfer agent, respectively.

The Fund pays an investment management fee to Advisers based on the net assets of the Fund as follows:

         ANNUALIZED
         FEE RATE          MONTH-END NET ASSETS
         -----------------------------------------------------------------------
           .625%           First $100 million
           .500%           Over $100 million, up to and including $250 million
           .450%           In excess of $250 million

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .25%, 1.00%, 1.00% and .50% per year of its average daily net assets of Class A, Class B, Class C, and Class R, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of Fund's shares, and received contingent deferred sales charges for the period of $502,353 and $94,331, respectively.

The Fund paid transfer agent fees of $1,237,228 of which $956,389 was paid to Investor Services.

FRANKLIN CAPITAL GROWTH FUND
Notes to Financial Statements (unaudited) (CONTINUED)

4. INCOME TAXES

At June 30, 2002, the Fund deferred capital losses occuring subsequent to October 31, 2001 of $108,451,604. For tax purposes, such losses will be reflected in the year ending June 30, 2003.

At June 30, 2002, the Fund had tax basis capital losses of $71,971,790 which may be carried over to offset future capital gains. Such losses expire in year 2010.

At December 31, 2002, the net unrealized depreciation based on the cost of investments for income tax purposes of $962,644,874 was as follows:

         Unrealized appreciation ..................            $ 117,664,603
         Unrealized depreciation ..................             (117,900,059)
                                                               --------------
         Net unrealized depreciation ..............            $    (235,456)
                                                               ==============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of bond discounts and premiums.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts and premiums.

5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended December 31, 2002 aggregated $231,678,992 and $245,120,475, respectively.

6. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund. The Fund earned $489,412 of dividend income from investment in the Sweep Money Fund.

                       This page intentionally left blank.

LITERATURE REQUEST
For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton International (Ex EM) Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund
Franklin U.S. Long-Short Fund 3

GROWTH & INCOME
Franklin Balance Sheet Investment Fund 4
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund 4
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 5
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 6
Franklin Short-Intermediate
 U.S. Government Securities Fund 5
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 5
Franklin Federal Money Fund 5,7
Franklin Money Fund 5,7

TAX-FREE INCOME 8
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 9
Tax-Exempt Money Fund 5,7

STATE-SPECIFIC
TAX-FREE INCOME 8
Alabama
Arizona
California 10
Colorado
Connecticut
Florida 10
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 9
Michigan 9
Minnesota 9
Missouri
New Jersey
New York 10
North Carolina
Ohio 9
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 11

1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
3. Upon reaching approximately $350 million in assets, the fund will close to all investors.
4. The fund is only open to existing shareholders as well as select retirement plans.
5. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
6. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
7. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
8. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
9. Portfolio of insured municipal securities.
10. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
11. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           12/02

[LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
     INVESTMENTS

One Franklin Parkway
San Mateo, CA  94403-1906

WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?
--------------------------------------------------------------------------------
ELIGIBLE SHAREHOLDERS CAN SIGN UP FOR EDELIVERY AT FRANKLINTEMPLETON.COM. SEE INSIDE FOR DETAILS.

SEMIANNUAL REPORT
FRANKLIN CAPITAL GROWTH FUND

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Capital Growth Fund prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

134 S2002 02/03

                                  [GRAPHIC OMITTED]   Printed on recycled paper


































FRANKLIN STRATEGIC SERIES

FRANKLIN AGGRESSIVE GROWTH FUND - CLASS A, B, C & R
FRANKLIN FLEX CAP GROWTH FUND - CLASS A, B, C & R
(FORMERLY CALLED FRANKLIN CALIFORNIA GROWTH FUND)
FRANKLIN LARGE CAP GROWTH FUND - CLASS A, B, C & R
FRANKLIN SMALL CAP GROWTH FUND II - CLASS A, B, C & R
FRANKLIN SMALL-MID CAP GROWTH FUND - CLASS A, B, C & R

STATEMENT OF ADDITIONAL INFORMATION
SEPTEMBER 1, 2002

[Insert Franklin Templeton Investments logo]

P.O. BOX 997151, SACRAMENTO, CA 95899-9983 1-800/DIAL BEN(R)
-------------------------------------------------------------------------------

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated September 1, 2002, which we may amend from time to time, contains the basic information you should know before investing in a Fund. You should read this SAI together with the Funds' prospectus.

The audited financial statements and auditor's report in the Funds' Annual Report to Shareholders, for the fiscal year ended April 30, 2002, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS

Goals, Strategies and Risks ............................  2
Officers and Trustees .................................. 17
Management and Other Services .......................... 22
Portfolio Transactions ................................. 25
Distributions and Taxes ................................ 27
Organization, Voting Rights
 and Principal Holders ................................. 29
Buying and Selling Shares .............................. 31
Pricing Shares ......................................... 38
The Underwriter ........................................ 39
Performance ............................................ 41
Miscellaneous Information .............................. 47
Description of Ratings ................................. 47

-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
-------------------------------------------------------------------------------
o  ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE
   FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY
   BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
   PRINCIPAL.



GOALS, STRATEGIES AND RISKS
-------------------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of a Fund's outstanding shares or (ii) 67% or more of a Fund's shares present at a shareholder meeting if more than 50% of a Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FRANKLIN AGGRESSIVE GROWTH FUND
(AGGRESSIVE GROWTH FUND)

FUNDAMENTAL INVESTMENT POLICIES

The Fund's investment goal is capital appreciation.

The Fund may not:

1. Borrow money, except that the Fund may borrow money from banks or affiliated investment companies to the extent permitted by the Investment Company Act of 1940 (1940 Act), or any exemptions therefrom that may be granted by the Securities and Exchange Commission (SEC), or for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed).

2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goal and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.

4. Purchase or sell real estate and commodities, except that the Fund may buy or sell securities of real estate investment trusts, may purchase or sell currencies, may enter into forward contracts and futures contracts on securities, currencies, and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

5. Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act, and any rule or order thereunder, or SEC staff interpretations thereof.

6. Concentrate (invest more than 25% of its total assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

7. Buy the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of such Fund's total assets may be invested without regard to such 5% and 10% limitations.

NON-FUNDAMENTAL INVESTMENT POLICIES

1. Borrowings under fundamental investment restriction number 1 above may not exceed 15% of the value of the Fund's total assets (including the amount borrowed).

2. The Fund intends to limit its investments in foreign securities to no more than 10% of its total assets.

FRANKLIN FLEX CAP GROWTH FUND (FLEX CAP FUND)
(FORMERLY CALLED FRANKLIN CALIFORNIA GROWTH FUND)

FUNDAMENTAL INVESTMENT POLICIES

The Fund's investment goal is capital appreciation.

The Flex Cap Fund may not:

 1. Make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed or of a character usually acquired by institutional investors or through loans of the Fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan.

 2. Borrow money, except from banks in order to meet redemption requests that might otherwise require the untimely disposition of portfolio securities or for other temporary or emergency (but not investment) purposes, in an amount up to 10% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

 3. Invest more than 25% of the Fund's assets (at the time of the most recent investment) in any single industry.

 4. Underwrite securities of other issuers (does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities) or invest more than 10% of its assets in securities with legal or contractual restrictions on resale (although the Fund may invest in such securities to the extent permitted under the federal securities laws) or which are not readily marketable, or which have a record of less than three years continuous operation, including the operations of any predecessor companies, if more than 5% of the Fund's total assets would be invested in such companies.

 5. Invest in securities for the purpose of exercising management or control of the issuer.

 6. Maintain a margin account with a securities dealer or invest in commodities and commodity contracts (except that the Fund may engage in financial futures, including stock index futures, and options on stock index futures) or lease or acquire any interests, including interest issued by limited partnerships (other than publicly traded equity securities) in oil, gas, or other mineral exploration or development programs, or invest in excess of 5% of its total assets in options unrelated to the Fund's transactions in futures, including puts, calls, straddles, spreads, or any combination thereof.

 7. Effect short sales, unless at the time the Fund owns securities equivalent in kind and amount to those sold (which will normally be for deferring recognition of gains or losses for tax purposes).

 8. Invest directly in real estate, real estate limited partnerships or illiquid securities issued by real estate investment trusts; the Fund may, however, invest in marketable securities issued by real estate investment trusts.

 9. Invest in the securities of other investment companies, except where there is no commission other than the customary brokerage commission or sales charge, or except that securities of another investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition, and except where the Fund would not own, immediately after the acquisition, securities of other investment companies which exceed in the aggregate i) more than 3% of the issuer's outstanding voting stock, ii) more than 5% of the Fund's total assets and iii) together with the securities of all other investment companies held by the Fund, exceed, in the aggregate, more than 10% of the Fund's total assets. To the extent permitted by exemptions granted under the 1940 Act, the Fund may invest in shares of one or more money market funds managed by the manager or its affiliates.

10. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or purchase or retain securities of any issuer if, to the knowledge of the Trust, one or more of the officers or trustees of the Trust, or its investment adviser, own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

NON-FUNDAMENTAL INVESTMENT POLICIES

1. The Fund may not pledge, mortgage or hypothecate its assets as securities for loans, nor to engage in joint or joint and several trading accounts in securities, except that it may: (i) participate in joint repurchase arrangements; (ii) invest in shares of one or more money market funds managed by the manager or its affiliates, to the extent permitted by exemptions granted under the 1940 Act; or (iii) combine orders to buy or sell with orders from other persons to obtain lower brokerage commissions.

2. The Fund normally invests a majority of its assets in the equity and debt securities of companies headquartered or conducting a majority of their operations in the state of California. The Fund also may invest a substantial portion of its assets in the securities of companies headquartered or conducting a majority of their operations outside of the state of California. In this way, the Fund tries to benefit from its research into companies and industries within or beyond its primary region.

3. The Fund may invest in securities of companies operating in the real estate industry, including real estate investment trusts (REITs). The Fund currently intends to limit these investments to no more than 10% of total assets.

4. The Fund may invest up to 20% of its total assets in debt securities. The Fund may invest in debt securities that the manager believes present an opportunity for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from debt securities is incidental to the Fund's investment goal. The Fund may invest in both rated and unrated debt securities. The Fund may buy securities that are rated at least B by Moody's Investors Service (Moody's) or Standard & Poor's Ratings Group (S&P) or unrated securities of comparable quality. The Fund will not invest more than 5% of its assets in securities rated below investment grade.

Since the Flex Cap Fund invests a majority of its assets in California companies' securities, its performance is dependent on economic, political and other conditions within California.

Below is a discussion of certain conditions that may affect California companies. It is not a complete analysis of every material fact that may affect the economic or political conditions within California and is subject to change. The information below is based on data available to the Fund from historically reliable sources, but the Fund has not independently verified it.

California's economy is the largest of all the states in the nation. Like many other states, however, California was significantly affected by the national recession of the early 1990s, especially in the southern portion of the state. Most of its job losses during this recession resulted from cutbacks in defense spending and from the downturn in the construction industry. Downsizing in the state's aerospace industry, excess office capacity, and slow growth in California's export market also contributed to the state's recession.

Since mid-1993, California's economic recovery has been fueled by growth in the construction, entertainment, tourism and computer services sectors. The state's diverse employment base has reached prerecession levels with manufacturing accounting for 13.4% of employment (based on 2000 state figures), trade 22.8%, services 31.9%, and government 15.9%. As a result of strong employment growth, California's unemployment rate (4.9% for 2000) has improved substantially since the early 1990's. However, it still remains above the national average. The State is currently feeling the negative effects of three problems: the State's energy crisis, a decrease in tax revenues (largely due to a decline in the equity markets), and a slowdown in the economy.

During the period from 1990 to 1994, California experienced large budget deficits due to its economic recession, as well as unrealistic budget assumptions. School expenditures totaling $1.8 billion were recorded as "loan assets" on the state's books to be repaid by 2002. When adjusted to account for these loans, California's deficit balance was 10.7% of expenditures in 1992. At the end of fiscal 2000, general fund balances were a positive $8.4 billion or 13.6% of expenditures on a GAAP basis. The State is estimating at FYE 01 an ending General Fund balance of $6.6 billion and at FYE 02 an ending General Fund balance of $1.81 billion, both down significantly from FYE 00. By the end of FYE 02, the State is predicting that its reserves will have decreased to $1.0 billion.

The state has experienced strong growth in personal income. In 2000, personal income grew 11.5%. The state is projecting more moderate 2.1% growth in 2001. Over the last twenty years, the state's personal income as compared to the nation has lost ground. The state's personal income was 118% of the national level in 1980 and has dropped to 105% as of 2000.

California's debt levels have grown in recent years. In 1990, the state's debt per capita was below the median for all states. By 2000, debt per capita had risen to $733, above the $541 median for all states. California's debt levels may increase further as the state attempts to address its infrastructure needs and school improvements.

While the state's financial performance has improved in recent years, its fiscal operations have remained vulnerable. Increased funding for schools and infrastructure improvements and various tax cuts have offset some of the growth in revenues that has resulted from the improving economy. The state's budget approval process, which requires a two-thirds legislative vote, also has hampered the state's financial flexibility, as has its lack of a formalized mid-year budget correction process. The state's relatively low budget reserves and reduced flexibility make the state vulnerable to a future economic downturn.

FRANKLIN LARGE CAP GROWTH FUND (LARGE CAP FUND)

FUNDAMENTAL INVESTMENT POLICIES

The Fund's principal investment goal is long-term capital appreciation.

The Fund may not:

1. Borrow money, except that the Fund may borrow money from banks or affiliated investment companies to the extent permitted by the 1940 Act, or any exemptions therefrom which may be granted by the SEC, or for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed).

2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goal and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.

4. Purchase or sell real estate and commodities, except that the Fund may buy or sell securities of real estate investment trusts and may enter into financial futures contracts, options thereon, and forward contracts.

5. Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts or repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof.

6. Concentrate (invest more than 25% of its total assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

7. Buy the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of such Fund's total assets may be invested without regard to such 5% and 10% limitations.

NON-FUNDAMENTAL INVESTMENT POLICIES

1. The Fund may also seek current income incidental to long-term capital appreciation,

2.  The Fund may invest up to 25% of its total assets in foreign securities.


FRANKLIN SMALL CAP GROWTH FUND II (SMALL CAP FUND II)

FUNDAMENTAL INVESTMENT POLICIES

The Fund's investment goal is long-term capital growth.

The Fund may not:

1. Borrow money, except that the Fund may borrow money from banks or affiliated investment companies to the extent permitted by the 1940 Act, or any exemptions therefrom which may be granted by the SEC, or for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed).

2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

4. Purchase or sell real estate and commodities, except that the Fund may purchase or sell securities of real estate investment trusts, may purchase or sell currencies, may enter into futures contracts on securities, currencies, and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

5. Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof.

6. Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) More than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitations.

7. Invest more than 25% of the Fund's assets (at the time of the most recent investment) in any industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goal and policies as the Fund.

NON-FUNDAMENTAL INVESTMENT POLICIES

1. The Fund may invest up to 25% of its total assets in foreign securities, including those of developing or emerging markets. The Fund currently intends to limit its investment in foreign securities to 10% of its total assets.

2.  The Fund may invest up to 10% of its total assets in REITs.

3. The Fund will not invest in securities issued without stock certificates or comparable stock documents.

4. The Fund may not invest more than 10% of its net assets in securities of issuers with less than three years continuous operation, including the operation of predecessor companies.

5. The Fund may invest up to 5% of its total assets in corporate debt securities that the manager believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from debt securities is incidental to the Fund's investment goal. The Fund may buy both rated and unrated debt securities. The Fund will invest in securities rated B or better by Moody's or S&P or unrated securities of comparable quality. Currently, however, the Fund does not intend to invest more than 5% of its assets in debt securities (including convertible debt securities) rated lower than BBB by S&P or Baa by Moody's or unrated securities of comparable quality.

FRANKLIN SMALL-MID CAP GROWTH FUND  (SMALL-MID CAP FUND)

FUNDAMENTAL INVESTMENT POLICIES

The Fund's investment goal is long-term capital growth.

The Fund may not:

 1. Purchase the securities of any one issuer (other than obligations of the U.S., its agencies or instrumentalities) if immediately thereafter, and as a result of the purchase, the Fund would (a) have invested more than 5% of the value of its total assets in the securities of the issuer, or (b) hold more than 10% of any voting class of the securities of any one issuer;

 2. Make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed or of a character usually acquired by institutional investors or through loans of the Fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan;

 3. Borrow money (does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities), except in the form of reverse repurchase agreements or from banks in order to meet redemption requests that might otherwise require the untimely disposition of portfolio securities or for other temporary or emergency (but not investment) purposes, in an amount up to 10% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments;

 4. Invest more than 25% of the Fund's assets (at the time of the most recent investment) in any single industry;

 5. Underwrite securities of other issuers or invest more than 10% of its assets in securities with legal or contractual restrictions on resale (although the Fund may invest in such securities to the extent permitted under the federal securities laws, for example, transactions between the Fund and Qualified Institutional Buyers subject to Rule 144A under the Securities Act of 1933) or which are not readily marketable, or which have a record of less than three years continuous operation, including the operations of any predecessor companies, if more than 10% of the Fund's total assets would be invested in such companies;

 6. Invest in securities for the purpose of exercising management or control of the issuer;

 7. Maintain a margin account with a securities dealer or invest in commodities and commodity contracts (except that the Fund may engage in financial futures, including stock index futures, and options on stock index futures) or lease or acquire any interests, including interests issued by limited partnerships (other than publicly traded equity securities) in oil, gas, or other mineral exploration or development programs, or invest in excess of 5% of its total assets in options unrelated to the Fund's transactions in futures, including puts, calls, straddles, spreads, or any combination thereof;

 8. Effect short sales, unless at the time the Fund owns securities equivalent in kind and amount to those sold (which will normally be for deferring recognition of gains or losses for tax purposes). The Fund does not currently intend to employ this investment technique;

 9. Invest directly in real estate, real estate limited partnerships or illiquid securities issued by real estate investment trusts (the Fund may, however, invest in marketable securities issued by real estate investment trusts);

10. Invest in the securities of other investment companies, except where there is no commission other than the customary brokerage commission or sales charge, or except that securities of another investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition, and except where the Fund would not own, immediately after the acquisition, securities of the investment companies which exceed in the aggregate i) more than 3% of the issuer's outstanding voting stock, ii) more than 5% of the Fund's total assets, and iii) together with the securities of all other investment companies held by the Fund, exceed, in the aggregate, more than 10% of the Fund's total assets. The Fund may invest in shares of one or more money market funds managed by the manager or its affiliates; and

11. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or purchase or retain securities of any issuer, if to the knowledge of the Trust, one or more of the officers or trustees of the Trust, or the manager, own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

NON-FUNDAMENTAL INVESTMENT POLICIES

1. The Fund may not pledge, mortgage or hypothecate its assets as securities for loans, nor to engage in joint or joint and several trading accounts in securities, except that it may: (i) participate in joint repurchase arrangements; (ii) invest in shares of one or more money market funds managed by the manager or its affiliates, to the extent permitted by exemptions granted under the 1940 Act; or (iii) combine orders to buy or sell with orders from other persons to obtain lower brokerage commissions.

2. The Fund may invest up to 25% of its total assets in foreign securities, including those of developing or emerging markets. The Fund currently intends to limit its investment in foreign securities to 10% of its total assets.

3.  The Fund may invest up to 10% of its total assets in REITs.

4. The Fund will not invest in securities issued without stock certificates or comparable stock documents.

5. The Fund may not invest more than 10% of its net assets in securities of issuers with less than three years continuous operation.

6. The Fund may invest up to 5% of its total assets in corporate debt securities that the manager believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from debt securities is incidental to the Fund's investment goal. The Fund may buy both rated and unrated debt securities. The Fund will invest in securities rated B or better by Moody's or S&P or unrated securities of comparable quality.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

In trying to achieve its investment goals, each Fund may invest (unless otherwise indicated) in the following types of securities or engage in the following types of transactions:

BIOTECHNOLOGY COMPANIES The biotechnology industry is subject to extensive government regulation. The industry will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. For example, in the past several years, the U.S. Congress has considered legislation concerning healthcare reform and changes to the U.S. Food and Drug Administration's (FDA) approval process. If such legislation is passed it may affect the biotechnology industry. As these factors impact the biotechnology industry, the value of your shares may fluctuate significantly over relatively short periods of time.

Because the biotechnology industry is relatively new, investors may be quick to react to developments that affect the industry. In the past, biotechnology securities have exhibited considerable volatility in reaction to research and other developments. In comparison to more developed industries, there may be a thin trading market in biotechnology securities, and adverse developments in the biotechnology industry may be more likely to result in decreases in the value of biotechnology stocks.

Biotechnology companies are often small, start-up ventures whose products are only in the research stage. Only a limited number of biotechnology companies have reached the point of approval of products by the FDA and subsequent commercial production and distribution of such products. Therefore, the success of investments in the biotechnology industry is often based upon speculation and expectations about future products, research progress, and new product filings with regulatory authorities. Such investments are speculative and may drop sharply in value in response to regulatory or research setbacks.

CONVERTIBLE SECURITIES Although each Fund may invest in convertible securities without limit, the Aggressive Growth Fund and Large Cap Fund currently intend to limit these investments to no more than 5% of net assets. The Flex Cap Fund, Small Cap Fund II and Small-Mid Cap Fund may also invest in enhanced convertible securities.

A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued by an operating company or an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security, but if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While each Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

ENHANCED CONVERTIBLE SECURITIES. In addition to "plain vanilla" convertibles, a number of different structures have been created to fit the characteristics of specific investors and issuers. Examples of these enhanced characteristics for investors include yield enhancement, increased equity exposure or enhanced downside protection. From an issuer's perspective, enhanced structures are designed to meet balance sheet criteria, interest/ dividend payment deductibility and reduced equity dilution. The following are descriptions of common structures of enhanced convertible securities.

Mandatorily convertible securities (e.g., ACES, DECS, PRIDES, SAILS - each issuer has a different acronym for its version of these securities) are considered the most equity-like of convertible securities. At maturity these securities are mandatorily convertible into common stock offering investors some form of yield enhancement in return for some of the upside potential in the form of a conversion premium. Typical characteristics of mandatories include: issued as preferred stock, convertible at premium, pay fixed quarterly dividend (typically 500 to 600 basis points higher than common stock dividend), and are non-callable for the life of the security (usually three to five years). An important feature of mandatories is that the number of shares received at maturity is determined by the difference between the price of the common stock at maturity and the price of the common stock at issuance.

Enhanced convertible preferred securities (e.g., QUIPS, TOPrS, and TECONS) are, from an investor's viewpoint, essentially convertible preferred securities, i.e., they are issued as preferred stock convertible into common stock at a premium and pay quarterly dividends. Through this structure the company establishes a wholly owned special purpose vehicle whose sole purpose is to issue convertible preferred stock. The proceeds of the convertible preferred stock offering pass through to the company. The company then issues a convertible subordinated debenture to the special purpose vehicle. This convertible subordinated debenture has identical terms to the convertible preferred issued to investors. Benefits to the issuer include increased equity credit from rating agencies and the deduction of coupon payments for tax purposes.

A company divesting a holding in another company often uses exchangeable securities. The primary difference between exchangeables and standard convertible structures is that the issuing company is a different company from that of the underlying shares.

Yield enhanced stock (YES, also known as PERCS) mandatorily converts into common stock at maturity and offers investors a higher current dividend than the underlying common stock. The difference between these structures and other mandatories is that the participation in stock price appreciation is capped.

Zero-coupon and deep-discount convertible bonds (OID and LYONs) include the following characteristics: no or low coupon payments, imbedded put options allowing the investor to put them on select dates prior to maturity, call protection (usually three to five years), and lower than normal conversion premiums at issuance. A benefit to the issuer is that while no cash interest is actually paid, the accrued interest may be deducted for tax purposes. Because of their put options, these bonds tend to be less sensitive to changes in interest rates than either long maturity bonds or preferred stocks. The put options also provide enhanced downside protection while retaining the equity participation characteristics of traditional convertible bonds.

An investment in an enhanced convertible security or any other security may involve additional risks. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the credit worthiness of an issuer. Reduced liquidity in the secondary market for certain securities also may make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio.

DEBT SECURITIES A debt security typically has a fixed payment schedule which obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in a Fund's net asset value.

DERIVATIVE SECURITIES The Funds' transactions in options, futures, and options on futures involve certain risks. These risks include, among others, the risk that the effectiveness of a transaction depends on the degree that price movements in the underlying securities, index, or currency correlate with price movements in the relevant portion of the Fund's portfolio. The Fund bears the risk that the prices of its portfolio securities will not move in the same amount as the option or future it has purchased, or that there may be a negative correlation that would result in a loss on both the underlying securities and the derivative security.

In addition, adverse market movements could cause a Fund to lose up to its full investment in a call option contract and/or to experience substantial losses on an investment in a futures contract. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option.

Positions in exchange traded options and futures may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option or futures contract or related option at any specific time. Thus, it may not be possible to close an option or futures position. The inability to close options or futures positions may have an adverse impact on a Fund's ability to effectively hedge its securities. Furthermore, if the Fund is unable to close out a position and if prices move adversely, the Fund will have to continue to make daily cash payments to maintain its required margin. If a Fund does not have sufficient cash to do this, it may have to sell portfolio securities at a disadvantageous time. The Funds will enter into an option or futures position only if there appears to be a liquid secondary market for the options or futures.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or by entering into a closing sale transaction with the dealer that issued it. When a Fund writes an OTC option, it generally can close out that option before its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it.

OPTIONS, FUTURES, AND OPTIONS ON FUTURES. A stock option is a contract that provides the holder the right to buy or sell shares of the stock at a fixed price, within a specified period of time. An option on a stock index is a contract that allows the buyer of the option the right to receive from the seller cash, in an amount equal to the difference between the index's closing price and the option's exercise price. A futures contract is an obligation to buy or sell a specified security or currency at a set price on a specified future date. A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and end of the contract period. Options, futures, and options on futures are considered "derivative securities."

Each Fund may buy and sell options on securities and securities indices. The Funds may only buy options if the premiums paid for such options total 5% or less of net assets.

Each Fund (except the Flex Cap Fund) may buy and sell futures contracts for securities and currencies. Each Fund may also buy and sell securities index futures and options on securities index futures. Each Fund may invest in futures contracts only to hedge against changes in the value of its securities or those it intends to buy. The Funds will not enter into a futures contract if the amounts paid for open contracts, including required initial deposits, would exceed 5% of net assets.

The Funds may take advantage of opportunities in the area of options, futures, and options on futures and any other derivative investments that are not presently contemplated for use by the Funds or that are not currently available but which may be developed, to the extent such opportunities are consistent with the Funds' investment goals and legally permissible for the Funds.

OPTIONS. The Funds may buy or write (sell) put and call options on securities listed on a national securities exchange and in the over-the-counter (OTC) market. All options written by the Funds will be covered. The Funds may also buy or write put and call options on securities indices. Options written by the Aggressive Growth and Large Cap Funds will be for portfolio hedging purposes only.

A call option written by the Fund is covered if the Fund (a) owns the underlying security that is subject to the call or (b) has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or
(b) greater than the exercise price of the call written if the difference is held in cash or high-grade debt securities in a segregated account with the Fund's custodian bank.

A put option written by the Fund is covered if the Fund maintains cash or high-grade debt securities with a value equal to the exercise price of the written put in a segregated account with its custodian bank. A put is also covered if the Fund holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the market value of the underlying security at that time.

If the writer of an option wants to terminate its obligation, the writer may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the holder of an option may liquidate its position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction may be made at the time desired by the Fund.

Effecting a closing transaction in the case of a written call option allows the Fund to write another call option on the underlying security with a different exercise price, expiration date or both. In the case of a written put option, a closing transaction allows the Fund to write another covered put option. Effecting a closing transaction also allows the cash or proceeds from the sale of any securities subject to the option to be used for other Fund investments. If the Fund wants to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or at the same time as the sale of the security.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to buy the option. Likewise, the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to buy the option. Increases in the market price of a call option will generally reflect increases in the market price of the underlying security. As a result, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The writing of covered put options involves certain risks. For example, if the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price. The Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

A Fund may buy call options on securities it intends to buy in order to limit the risk of a substantial increase in the market price of the security before the purchase is effected. A Fund may also buy call options on securities held in its portfolio and on which it has written call options. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the call option plus any related transaction costs.

A Fund may buy put options on securities in an attempt to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option. The ability to buy put options allows the Fund to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, the Fund continues to receive interest or dividend income on the security. The Fund may sell a put option it has previously purchased prior to the sale of the security underlying the option. The sale of the option will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid for the put option. Any gain or loss may be wholly or partially offset by a change in the value of the underlying security that the Fund owns or has the right to acquire.

A Fund may write covered put and call options and buy put and call options that trade in the OTC market to the same extent that it may engage in exchange traded options. Like exchange traded options, OTC options give the holder the right to buy, in the case of OTC call options, or sell, in the case of OTC put options, an underlying security from or to the writer at a stated exercise price. However, OTC options differ from exchange-traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done based on information from market makers. OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, however, than exchange traded options, and the writer of an OTC option is paid the premium in advance by the dealer.

Call and put options on stock indices are similar to options on securities except, rather than the right to buy or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of a put) the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

When a Fund writes an option on a stock index, the Fund will establish a segregated account with its custodian bank containing cash or high quality fixed-income securities in an amount at least equal to the market value of the underlying stock index. The Fund will maintain the account while the option is open or will otherwise cover the transaction.

FINANCIAL FUTURES. The Funds may enter into contracts for the purchase or sale of futures contracts based upon financial indices (financial futures). Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver such cash value called for by the contract on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to take delivery of the cash value called for by the contract at a specified date. The purpose of the acquisition or sale of a futures contract is to attempt to protect the Fund from fluctuations in price of portfolio securities without actually buying or selling the underlying security. Futures contracts have been designed by exchanges designated "contracts markets" by the Commodity Futures Trading Commission (CFTC) and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

The Funds will not engage in transactions in futures contracts or related options for speculation, but only as a hedge against changes resulting from market conditions in the values of its securities or securities that they intend to buy and, to the extent consistent therewith, to accommodate cash flows. The Funds will not enter into any stock index or financial futures contract or related option if, immediately thereafter, more than one third of total assets would be represented by futures contracts or related options. In addition, the Funds may not buy or sell futures contracts or buy or sell related options if, immediately thereafter, the sum of the amount of initial deposits on existing financial futures and premiums paid on options on financial futures contracts would exceed 5% of total assets (taken at current value). To the extent a Fund enters into a futures contract or related call option, it will maintain with its custodian bank, to the extent required by the rules of the SEC, assets in a segregated account to cover its obligations with respect to such contract which will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the market value of such futures contract or related option.

STOCK INDEX FUTURES. The Funds may buy and sell stock index futures contracts. A stock index futures contract obligates the seller to deliver (and the buyer to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The Funds may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of their equity securities that might otherwise result. When a Fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy.

OPTIONS ON STOCK INDEX FUTURES. The Funds may buy and sell call and put options on stock index futures to hedge against risks of market price movements. The need to hedge against these risks will depend on the extent of diversification of the Fund's common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day before the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

BOND INDEX FUTURES AND RELATED OPTIONS. The Flex Cap Fund, Small Cap Fund II, and Small-Mid Cap Fund may buy and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. These Funds reserve the right to conduct futures and options transactions based on an index that may be developed in the future to correlate with price movements in certain categories of debt securities. The Funds' investment strategies in employing futures contracts based on an index of debt securities will be similar to that used in other financial futures transactions. The Flex Cap Fund, Small Cap Fund II and Small-Mid Cap Fund may also buy and write put and call options on bond index futures and enter into closing transactions with respect to such options.

FUTURES CONTRACTS FOR SECURITIES AND CURRENCIES. The Funds (except the Flex Cap
Fund) may buy and sell futures contracts for securities and currencies. These Funds may also enter into closing purchase and sale transactions with respect to these futures contracts. The Funds will engage in futures transactions only for bona fide hedging or other appropriate risk management purposes. All futures contracts entered into by the Funds are traded on U.S. exchanges or boards of trade licensed and regulated by the CFTC or on foreign exchanges.

When securities prices are falling, a Fund may offset a decline in the value of its current portfolio securities through the sale of futures contracts. When prices are rising, a Fund can attempt to secure better prices than might be available when it intends to buy securities through the purchase of futures contracts. Similarly, a Fund can sell futures contracts on a specified currency in an attempt to protect against a decline in the value of that currency and its portfolio securities denominated in that currency. A Fund can buy futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that the Fund has purchased or expects to buy.

Positions taken in the futures markets are not normally held to maturity, but are liquidated through offsetting transactions that may result in a profit or a loss. While the Funds' futures contracts on securities and currencies will usually be liquidated in this manner, the Funds may instead make or take delivery of the underlying securities or currencies whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currencies are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

To the extent a Fund enters into a futures contract, it will deposit in a segregated account with its custodian bank cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the initial margin), as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. Should the value of the futures contract decline relative to the Fund's position, the Fund, if required by law, will pay the futures commission merchant an amount equal to the change in value.

FINANCIAL FUTURES CONTRACTS - GENERAL. Although financial futures contracts by their terms call for the actual delivery or acquisition of securities, or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or cash. A contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical financial futures contract calling for delivery in the same month. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or cash. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Funds will incur brokerage fees when they buy or sell financial futures contracts.

EQUITY SECURITIES The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater or lesser voting rights. Equity securities may also include convertible securities, warrants, or rights. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price.

FOREIGN SECURITIES The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in a Fund. These risks can be significantly greater for investments in emerging markets. Investments in depositary receipts also involve some or all of the risks described below.

The political, economic, and social structures of some countries in which the Funds invest may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets, and punitive taxes.

There may be less publicly available information about a foreign company or government than about a U.S. company or public entity. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting, auditing, and financial reporting standards and may have less government supervision of financial markets. Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. Transaction costs on foreign securities markets are generally higher than in the U.S. The settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The Funds may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

The Funds' management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

The Funds may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

CURRENCY. Some of the Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.

EURO. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. Beginning January 1, 2002, the euro, which was implemented in stages, replaced the national currencies of the following participating countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The participating countries currently issue sovereign debt exclusively in the euro. Beginning January 1, 2002, euro-denominated bills and coins replaced the bills and coins of the participating countries.

The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is new and untested. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities the Funds may hold, or the impact, if any, on Fund performance. In the first three years of the euro's existence, the exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time.

DEPOSITARY RECEIPTS. American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) of non-U.S. issuers are interests in a pool of non-U.S. company's securities that have been deposited with a bank or trust company. The bank or trust company then sells interests in the pool to investors in the form of depositary receipts.

ADRs are usually issued by an American bank or trust company and may be registered for use in U.S. securities markets. Foreign banks or trust companies also may issue them. The Funds consider investments in depositary receipts to be investments in the equity securities of the issuers into which the depositary receipts may be converted.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risks associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales and certain foreign securities markets trading risks. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on the Nasdaq. The information available for ADRs is subject to the accounting, auditing, and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

Depositary receipts may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs, and there may not be a correlation between such information and the market value of the depositary receipts.

HEALTH TECHNOLOGY COMPANIES The value of health technology companies may be affected by a variety of government actions. For example, the activities of some health technology companies may be funded or subsidized by federal and state governments. If government subsidies are discontinued, the profitability of these companies could be adversely affected. Stocks of these companies will be affected by government policies on health technology reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. Health technology companies are also subject to legislative risk, which is the risk of a reform of the health technology system through legislation. Health technology companies may face lawsuits related to product liability issues. Also, many products and services provided by health technology companies are subject to rapid obsolescence. The value of an investment in a Fund may fluctuate significantly over relatively short periods of time.

ILLIQUID SECURITIES Each Fund's policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities are generally any security that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

Each Fund does not consider securities that it acquires outside of the U.S. and that are publicly traded in the U.S. or on a foreign securities market to be illiquid assets if: (a) the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market, or (b) current market quotations are readily available. Each Fund will not acquire the securities of foreign issuers outside of the U.S. if, at the time of acquisition, the Fund has reason to believe that it could not resell the securities in a public trading market.

The Funds' board of trustees has authorized the Funds to invest in legally restricted securities (such as those issued pursuant to an exemption from the registration requirements of the federal securities laws) where such investments are consistent with a Fund's investment objective. To the extent the manager determines there is a liquid institutional or other market for these securities, the Fund considers them to be liquid securities. An example of these securities are restricted securities that may be freely transferred among qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended, and for which a liquid institutional market has developed. The Funds' board of trustees will review any determination by the manager to treat a restricted security as a liquid security on an ongoing basis, including the manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the manager and the Funds' board of trustees will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent a Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may increase if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

The sale of restricted or illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the OTC markets. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

144A SECURITIES. Subject to its liquidity limitation, each Fund may invest in certain unregistered securities which may be sold under Rule 144A of the Securities Act of 1933 (144A securities). Due to changing market or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities that have been registered with the SEC for sale. In addition, a Fund's purchase of 144A securities may increase the level of the security's illiquidity, as some institutional buyers may become uninterested in purchasing such securities after the Fund has purchased them.

LOANS OF PORTFOLIO SECURITIES To generate additional income, each Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed the following percentages of the value of the Fund's total assets, measured at the time of the most recent loan: Aggressive Growth and Large Cap Funds, 33 1/3%; Flex Cap Fund, 10%; and Small Cap Fund II and Small-Mid Cap Fund, 20%. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 100% of the current market value of the loaned securities. A Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. A Fund also continues to receive any distributions paid on the loaned securities. A Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. A Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

LOWER-RATED SECURITIES Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy of the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for a Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities. The ability of a Fund to achieve its investment goal may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were invested in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek recovery.

PRIVATE INVESTMENTS Consistent with their respective investment goals and policies, each Fund may from time to time make private investments in companies whose securities are not publicly traded, including late stage private placements. These investments typically will take the form of letter stock or convertible preferred stock. Because these securities are not publicly traded, there is no secondary market for the securities. Each Fund will treat these securities as illiquid.

Late stage private placements are sales of securities made in non-public, unregistered transactions shortly before a company expects to go public. The Fund may make such investments in order to participate in companies whose initial public offerings are expected to be "hot" issues. There is no public market for shares sold in these private placements and it is possible that initial public offerings will never be completed. Moreover, even after an initial public offering, there may be a limited trading market for the securities or the Fund may be subject to contractual limitations on its ability to sell the shares.

REAL ESTATE SECURITIES Investments in real estate securities are subject to the risks associated with the real estate industry. Economic, regulatory, and social factors that affect the value of real estate will affect the value of real estate securities. These factors include overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. REITs are subject to risks related to the skill of their management, changes in value of the properties the REITs own, the quality of any credit extended by the REITs, and general economic and other factors.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS Each Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, each Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

The Small Cap Fund II and Small-Mid Cap Fund may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, these Funds agree to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date, and interest payment. Each Fund will maintain cash or high-grade liquid debt securities with a value equal to the value of the Fund's obligation under the agreement, including accrued interest, in a segregated account with the Fund's custodian bank. The securities subject to the reverse repurchase agreement will be marked-to-market daily. Although reverse repurchase agreements are borrowings under federal securities laws, the Small Cap Fund II and Small-Mid Cap Fund do not treat them as borrowings for purposes of its investment restrictions, provided the segregated account is properly maintained.

SECURITIES INDUSTRY RELATED INVESTMENTS To the extent it is consistent with their respective investment goals and certain limitations under the 1940 Act, the Funds may invest their assets in securities issued by companies engaged in securities related businesses, including companies that are securities brokers, dealers, underwriters or investment advisors. These companies are considered to be part of the financial services industry. Generally, under the 1940 Act, a Fund may not acquire a security or any interest in a securities related business to the extent such acquisition would result in the Fund acquiring in excess of 5% of a class of an issuer's outstanding equity securities or 10% of the outstanding principal amount of an issuer's debt securities, or investing more than 5% of the value of the Fund's total assets in securities of the issuer. In addition, any equity security of a securities-related business must be a marginable security under Federal Reserve Board regulations and any debt security of a securities-related business must be investment grade as determined by the Board. The Funds do not believe that these limitations will impede the attainment of their investment goals.

SMALL AND MID CAP COMPANIES Market capitalization is defined as the total market value of a company's outstanding stock. Small cap companies generally have market capitalization of up to $1.5 billion at the time of the Fund's investment. The Small Cap Fund II and Small-Mid Cap Fund define small cap companies as companies with market capitalizations not exceeding (i) $1.5 billion or (ii) the highest market cap value in the Russell 2000 Index, whichever is greater, at the time of purchase. The Russell 2000 Index consists of 2,000 small companies that have publicly traded securities. Mid cap companies are companies with market capitalizations not exceeding $8.5 billion at the time of the Fund's investment.

Small cap companies are often overlooked by investors or undervalued in relation to their earnings power. Because small cap companies generally are not as well known to the investing public and have less of an investor following than larger companies, they may provide greater opportunities for long-term capital growth as a result of inefficiencies in the marketplace. These companies may be undervalued because they are part of an industry that is out of favor with investors, although the individual companies may have high rates of earnings growth and be financially sound.

Mid cap companies may offer greater potential for capital appreciation than larger companies, because mid cap companies are often growing more rapidly than larger companies, but tend to be more stable and established than small cap or emerging companies.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of a Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which a Fund normally invests, or economies of the states or countries where a Fund invests.

Temporary defensive investments generally may include high-grade commercial paper, repurchase agreements, and other money market equivalents. To the extent allowed by exemptions granted under the 1940 Act and a Fund's other investment policies and restrictions, the manager also may invest a Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

UNSEASONED COMPANIES To the extent that a Fund may invest in smaller capitalization companies or other companies, it may have significant investments in relatively new or unseasoned companies that are in their early stages of development, or in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. Any investments in these types of companies, however, will be limited in the case of issuers that have less than three years continuous operation, including the operations of any predecessor companies, to no more than 5% of the Flex Cap Fund's total assets and to no more than 10% of the Small Cap Fund II and Small-Mid Cap Fund's net assets.

OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------

Franklin Strategic Series (Trust) has a board of trustees. Each trustee will serve until that person's successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors each Fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS
-------------------------------------------------------------------------------
                                         NUMBER OF
                                         PORTFOLIOS
                                         IN FUND
                                         COMPLEX
NAME, AGE                 LENGTH OF      OVERSEEN BY            OTHER
AND ADDRESS    POSITION   TIME SERVED    BOARD MEMBERS*    DIRECTORSHIPS HELD
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
FRANK H.       Trustee    Since 1991     105               None
ABBOTT, III
(81)
One Franklin
Parkway
San Mateo,
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS: President and Director, Abbott Corporation (an investment company); and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
HARRIS J.      Trustee    Since 1991     132               Director, RBC
ASHTON (70)                                                Holdings, Inc.
One Franklin                                               (bank holding
Parkway                                                    company) and Bar-S
San Mateo,                                                 Foods (meat packing
CA 94403-1906                                              company).
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director of various companies; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
S. JOSEPH      Trustee    Since 1991     133               None
FORTUNATO                  1991
(70)
One Franklin
Parkway
San Mateo,
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
EDITH E.       Trustee    Since 1998      81               Director,
HOLIDAY (50)                                               Amerada Hess
One Franklin                                               Corporation
Parkway                                                    (exploration and
San Mateo,                                                 refining of oil
CA 94403-1906                                              and gas);
                                                           Hercules
                                                           Incorporated
                                                           (chemicals,
                                                           fibers and
                                                           resins); Beverly
                                                           Enterprises,
                                                           Inc. (health
                                                           care); H.J.
                                                           Heinz Company
                                                           (processed foods
                                                           and allied
                                                           products); RTI
                                                           International
                                                           Metals, Inc.
                                                           (manufacture and
                                                           distribution of
                                                           titanium); Digex
                                                           Incorporated
                                                           (web hosting
                                                           provider); and
                                                           Canadian
                                                           National Railway
                                                           (railroad).
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director of various companies; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
FRANK W.T.     Trustee    Since 1991     105               Director, The
LAHAYE (73)                                                California
One Franklin                                               Center for Land
Parkway                                                    Recycling
San Mateo,                                                 (redevelopment).
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management Company (venture capital).
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
GORDON S.      Trustee    Since 1991     132               Director, White
MACKLIN (74)               1992                            Mountains
One Franklin                                               Insurance Group,
Parkway                                                    Ltd. (holding
San Mateo,                                                 company); Martek
CA 94403-1906                                              Biosciences
                                                           Corporation;
                                                           WorldCom, Inc.
                                                           (communications
                                                           services);
                                                           MedImmune, Inc.
                                                           (biotechnology);
                                                           Overstock.com
                                                           (Internet
                                                           services); and
                                                           Spacehab, Inc.
                                                           (aerospace
                                                           services).
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President, National Association of Securities Dealers, Inc. (until 1987).
-------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS
-------------------------------------------------------------------------------
                                         NUMBER OF
                                         PORTFOLIOS
                                         IN FUND
                                         COMPLEX
NAME, AGE                 LENGTH OF      OVERSEEN BY            OTHER
AND ADDRESS    POSITION   TIME SERVED    BOARD MEMBERS*    DIRECTORSHIPS HELD
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
**HARMON E.    Trustee and  Trustee       33               None
BURNS (57)     Vice         since
One Franklin   President    1993 and
Parkway                     Vice
San Mateo,                  President
CA 94403-1906               since
                            1991
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 50 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
**CHARLES B.   Trustee and  Trustee      132               None
JOHNSON (69)   Chairman of  since
One Franklin   the Board    1991 and
Parkway                     Chairman
San Mateo,                  of the
CA 94403-1906               Board
                            since
                           1993
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
**RUPERT H.    Trustee and  Trustee      116               None
JOHNSON, JR.   President    since
(62)                        1991 and
One Franklin                President
Parkway                     since
San Mateo,                  1993
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 50 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
MARTIN L.      Vice         Since        Not               None
FLANAGAN (42)  President    1995         Applicable
One Franklin   and Chief
Parkway        Financial
San Mateo,     Officer
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS: President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
DAVID P.       Vice         Since        Not               None
GOSS (55)      President    2000         Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources, Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
BARBARA J.     Vice         Since        Not               None
GREEN (54)     President    2000         Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide, Inc.; and officer of one of the other subsidiaries of Franklin Resources, Inc., and of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
EDWARD B.      Vice         Since        Not               None
JAMIESON (54)  President    2000         Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; officer of other subsidiaries of Franklin Resources, Inc.; and officer and trustee of five of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CHARLES E.     Vice         Since        Not               None
JOHNSON (46)   President    1991         Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman of the Board, President and Director, Franklin Investment Advisory Services, Inc.; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
MICHAEL O.     Vice         Since        Not               Director, FTI
MAGDOL (65)    President -  May 2002     Applicable        Banque, Arch
600 5th        AML                                         Chemicals, Inc.
Avenue         Compliance                                  and Lingnan
Rockefeller                                                Foundation
Center
New York, NY
10048-0772
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 40 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
EDWARD V.      Vice         Since        Not               None
MCVEY (65)     President    1991         Applicable
26335 Carmel
Rancho Blvd.
Carmel, CA
93923
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Distributors, Inc.; Executive Vice President, Templeton/Franklin Investment Services, Inc.; and officer of 29 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CHRISTOPHER    Vice         Since        Not               None
J. MOLUMPHY    President    2000         Applicable
(40)
One Franklin
Parkway
San Mateo,
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
KIMBERLEY      Treasurer    Since        Not               None
MONASTERIO     and          2000         Applicable
(38)           Principal
One Franklin   Accounting
Parkway        Officer
San Mateo,
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Senior Vice President, Franklin Templeton Services, LLC; and officer of 34 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
MURRAY L.      Vice         Since        Not               None
SIMPSON (65)   President    2000         Applicable
One Franklin   and
Parkway        Secretary
San Mateo,
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered an interested person of the Trust under the federal securities laws due to his position as officer and director of Franklin Resources, Inc.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

The Trust pays noninterested board members $2,025 for each of the Trust's eight regularly scheduled meetings plus $1,350 per meeting attended. Board members who serve on the audit committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.


                                                            NUMBERS OF
                                        TOTAL FEES          BOARDS IN
                        TOTAL FEES      RECEIVED FROM       FRANKLIN
                        RECEIVED          FRANKLIN          TEMPLETON
                        FROM THE         TEMPLETON          INVESTMENTS
                         TRUST/1        INVESTMENTS/2       ON WHICH
NAME                      ($)              ($)              EACH SERVES/3
-------------------------------------------------------------------------------
Frank H. Abbott         18,373          163,675                 28
Harris J. Ashton        20,318          353,221                 47
S. Joseph Fortunato     18,994          352,380                 48
Edith E. Holiday        25,650          254,670                 27
Frank W.T. LaHaye       17,023          154,197                 28
Gordon S. Macklin       20,318          353,221                 47

----------
1. For the fiscal year ended April 30, 2002.
2. For the calendar year ended December 31, 2001.
3. We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.
----------

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2001.


INDEPENDENT BOARD MEMBERS
-------------------------------------------------------------------------------
                                                       AGGREGATE DOLLAR
                                                        RANGE OF EQUITY
                                                       SECURITIES IN ALL
                                                       FUNDS OVERSEEN BY
                                                      THE BOARD MEMBER IN
                                                         THE FRANKLIN
NAME OF BOARD           DOLLAR RANGE OF EQUITY          TEMPLETON FUND
MEMBER                  SECURITIES IN EACH FUND            COMPLEX
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Frank H. Abbott, III     Aggressive Growth
                         $1 - $10,000
                                                      Over $100,000
                         Small Mid-Cap
                         $50,000 - $100,000
-------------------------------------------------------------------------------
Harris J. Ashton         None                         Over $100,000
-------------------------------------------------------------------------------
S. Joseph Fortunato      Aggressive Growth
                         $1 - $10,000

                         Flex Cap Growth
                         $1 - $10,000
                                                      Over $100,000
                         Large Cap Growth
                         $1 - $10,000

                         Small Mid-Cap
                         $1 - $10,000
-------------------------------------------------------------------------------
Edith E. Holiday         Aggressive Growth
                         $10,000 - $50,000

                         Flex Cap Growth
                         $10,000 - $$50,000
                                                      Over $100,000
                         Large Cap Growth
                         $10,000 - $50,000

                         Small Mid-Cap
                         $1 - $10,000
-------------------------------------------------------------------------------
Frank W.T. LaHaye        Flex Cap Growth
                         $10,000 - $50,000
                                                      Over $100,000
                         Small Cap Growth
                         $10,000 - $50,000
-------------------------------------------------------------------------------
Gordon S. Macklin        None                         Over $100,000
---------------------------------------------------------------------------



INTERESTED BOARD MEMBERS
---------------------------------------------------------------------------
                                                       AGGREGATE DOLLAR
                                                        RANGE OF EQUITY
                                                       SECURITIES IN ALL
                                                       FUNDS OVERSEEN BY
                                                      THE BOARD MEMBER IN
                                                         THE FRANKLIN
NAME OF BOARD           DOLLAR RANGE OF EQUITY          TEMPLETON FUND
MEMBER                  SECURITIES IN EACH FUND            COMPLEX
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Harmon E. Burns          Small Mid-Cap
                         Over $100,000                Over $100,000
-------------------------------------------------------------------------------
Charles B. Johnson       Small Mid-Cap
                         $10,000 - $50,000            Over $100,000
-------------------------------------------------------------------------------
Rupert H. Johnson, Jr.   Flex Cap Growth
                         Over $100,000
                                                      Over $100,000
                         Small Mid-Cap Growth
                         Over $100,000
-------------------------------------------------------------------------------

BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent auditors, including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal accounting. The Audit Committee is comprised of the following Independent Trustees of the Trust: Frank H. Abbott, III and Frank W.T. LaHaye. The Nominating Committee is comprised of the following Independent Trustees of the Trust: Frank H. Abbott, III, Harris J. Ashton, S. Joseph Fortunato, Edith E. Holiday, Frank W.T. LaHaye and Gordon S. Macklin.

The Trust's Nominating Committee sets trustees' fees and is responsible for the nomination of trustees to the board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the board, care of the Trust's address at:

P.O. Box 997151
Sacramento, CA  95899-9983

During the fiscal year ended April 30, 2002, the Audit Committee met three times and the Nominating Committee met once.


MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED Each Fund's manager is Franklin Advisers, Inc. (Advisers). The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for each Fund to buy, hold or sell. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of each Fund. Similarly, with respect to each Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages.

The Funds, their manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for a Fund or that are currently held by a Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

During the past fiscal year, the board, including a majority of non-interested or independent trustees, approved renewal of each Fund's management agreement. In reaching this decision, the board took into account information furnished throughout the year at regular board meetings, as well as information specifically furnished for a board meeting held annually to specifically consider such renewal. Information furnished throughout the year included reports on each Fund's investment performance, expenses, portfolio composition and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by the manager and its affiliates, as well as periodic reports relating to compliance with each Fund's investment policies and restrictions. The information furnished annually to the board also included special reports prepared by an independent third party analyst comparing each Fund's investment performance, and expenses with those of other mutual funds deemed comparable to the Fund as selected by the independent third party analyst as well as information relating to the manager's profitability.

In considering such material, the independent board members received assistance and advice from and met separately with independent counsel. Based upon its review of such material and information together with such other information as it deemed relevant, the board, including a majority of independent trustees, concluded that continuance of the management agreement was appropriate and in the best interest of the shareholders of each Fund. In reaching this decision, the board took into account a combination of factors, including the following:

o PERFORMANCE. Performance of the Aggressive Growth and Flex Cap Funds were considered in reference to a peer group of multi-cap growth funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short term and long term performance of each Fund in comparison with this peer group, in comparison to those particular indices relevant to multi-cap growth funds, and to each Fund's compliance with its specific investment objectives and investment restrictions.

   Performance of the Large Cap Fund was considered in reference to a peer group of large cap growth funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short term and long term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to large cap growth funds, and to the Fund's compliance with its specific investment objectives and investment restrictions.

   Performance of the Small Cap Fund II was considered in reference to a peer group of small cap growth funds as selected by the independent third party analyst. In evaluating performance, attention was given to performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to small cap growth funds, and to the Fund's compliance with its specific investment objectives and investment restrictions.

   Performance of the Small-Mid Cap Fund was considered in reference to a peer group of mid cap growth funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short term and long term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to mid cap growth funds, and to the Fund's compliance with its specific investment objectives and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Funds in relation to those within the relevant peer group of mid-cap growth, large cap growth, and small cap growth funds, as selected by the independent third party analyst. Emphasis is placed on each Fund's overall comparative expense ratio within the applicable peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Funds under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o QUALITY OF SERVICES. In considering the scope and quality of investment management services, consideration was given to the manager's continuing need to attract and retain qualified investment management staff, the portfolio research and management process, and the record of compliance with Fund investment policies and restrictions, as well as the code of ethics which governs personal securities trading by Fund management. Consideration was also given to the scope and quality of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Funds under separate agreements with the manager and its affiliates. In performing this evaluation, the board considers factors such as the level of expenditures in and improvements and enhancements of services provided, as well as data and reports evidencing or measuring the various levels of services provided. In addition to third party data and reports, the trustees, all of whom have significant investments in one or more of the Franklin Templeton family of funds, check on and informally report from time to time on, the level of service personally experienced by them as shareholders. The board also considered the benefit to each Fund's shareholders of investing in a fund that is part of a large family of funds offering a variety of investment choices and shareholder services.

MANAGER'S PROFITABILITY. The trustees considered the manager's level of profitability in providing management and other services to the Franklin Templeton funds, including the Funds. In doing so, the trustees considered materials and reports prepared annually by the manager which address profitability from its overall U.S. fund business, as well as from services provided the individual funds, including the Funds. The board reviews and discusses in detail the basis on which such reports are prepared and reviews the reasonableness of the cost allocation methodology utilized with the Funds' independent accountants. The board also considers the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of "soft" commission dollars to pay for research and other similar services. The trustees also considered the manager's profitability in comparison with available industry data.


MANAGEMENT FEES The Aggressive Growth Fund and Large Cap Fund pay the manager a fee equal to an annual rate of:

o 0.50% of the value of net assets up to and including $500 million;
o 0.40% of the value of net assets over $500 million up to and including $1 billion;
o 0.35% of the value of net assets over $1 billion up to and including $1.5 billion;
o 0.30% of the value of net assets over $1.5 billion up to and including $6.5 billion;
o 0.275% of the value of net assets over $6.5 billion up to and including $11.5 billion;
o 0.25% of the value of net assets over $11.5 billion up to and including $16.5 billion;
o 0.24% of the value of net assets over $16.5 billion up to and including $19 billion;
o 0.23% of the value of net assets over $19 billion up to and including $21.5 billion; and
o 0.22% of the value of net assets in excess of $21.5 billion.

The Flex Cap Fund and Small-Mid Cap Fund pay the manager a fee equal to an annual rate of:

o 0.625 of 1% of the value of average daily net assets of the Fund up to and including $100 million;
o 0.50 of 1% of the value of average daily net assets over $100 million, up to and including $250 million;
o 0.45 of 1% of the value of average daily net assets over $250 million up to and including $10 billion;
o 0.44 of 1% of the value of average daily net assets over $10 billion up to and including $12.5 billion;
o 0.42 of 1% of the value of average daily net assets over $12.5 billion up to and including $15 billion; and
o 0.40 of 1% of the value of average daily net assets over $15 billion.

The Small Cap Fund II pays the manager a fee equal to an annual rate of:

o 0.550% of the value of net assets up to and including $500 million;
o 0.450% of the value of net assets over $500 million up to and including $1 billion;
o 0.400% of the value of net assets over $1 billion up to and including $1.5 billion;
o 0.350% of the value of net assets over $1.5 billion up to and including $6.5 billion;
o 0.325% of the value of net assets over $6.5 billion up to and including $11.5 billion;
o 0.300% of the value of net assets over $11.5 billion up to and including $16.5 billion;
o 0.290% of the value of net assets over $16.5 billion up to and including $19 billion;
o 0.280% of the value of net assets over $19 billion up to and including $21.5 billion; and
o 0.270% of the value of net assets in excess of $21.5 billion.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of a Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended April 30, the Funds paid the following management fees:

                               MANAGEMENT FEES PAID ($)
                              -------------------------
                                 2002           2001            2000
-------------------------------------------------------------------------------
Aggressive Growth Fund/1        897,360       1,564,621         510,967
Flex Cap Fund/2               8,598,263      11,733,506       7,117,085
Large Cap Fund/3                569,432         654,952         173,892
Small Cap Fund II/4           5,145,744       1,990,018          N/A
Small-Mid Cap Fund           43,954,653      59,688,107      39,226,727

----------
1. For the fiscal years ended April 30, 2002, 2001 and 2000, management fees, before any reduction, totaled $961,983, $1,652,909 and $548,160 respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.
2. For the fiscal years ended April 30, 2001 and 2000, management fees, before any reduction, totaled $12,399,385 and $7,499,608 respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.
3. For the fiscal years ended April 30, 2001 and 2000, management fees, before any reduction, totaled $695,727 and $184,206 respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.
4. For the fiscal year ended April 30, 2002 and 2001, management fees, before any reduction, totaled $5,803,410 and $2,187,875. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.
----------

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Flex Cap Fund and Small-Mid Cap Fund. FT Services has an agreement with the Aggressive Growth Fund, Large Cap Fund and Small Cap Fund II to provide certain administrative services and facilities for each Fund. FT Services is wholly owned by Resources and is an affiliate of each Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The Aggressive Growth Fund, Large Cap Fund and Small Cap Fund II pay FT Services a monthly fee equal to an annual rate of 0.20% of each Fund's average daily net assets.

During the last three fiscal years ended April 30, the Funds paid FT Services the following administration fees:

                               ADMINISTRATION FEES PAID ($)
                             ----------------------------
                             2002            2001           2000
----------------------------------------------------------------------
Aggressive Growth Fund/1     251,283        339,696        171,413
Large Cap Fund/2             219,657        249,846         13,057
Small Cap II               2,414,099        816,109          N/A

----------
1. For the fiscal years ended April 30, 2002, 2001 and 2000, administration fees, before any advance waiver, totaled $384,793, $661,163 and $219,264 respectively.
2. For the fiscal years ended April 30, 2002, 2001 and 2000, administration fees, before any advance waiver, totaled $240,332, $278,291 and $73,682 respectively.
----------

For the Flex Cap Fund and Small-Mid Cap Fund the manager pays FT Services a monthly fee equal to an annual rate of:

o 0.15% of each Fund's average daily net assets up to $200 million;

o 0.135% of average daily net assets over $200 million up to $700 million;

o 0.10% of average daily net assets over $700 million up to $1.2 billion;
  and

o 0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended April 30, the manager paid FT Services the following administration fees:

                             ADMINISTRATION FEES PAID ($)
                             ----------------------------
                             2002            2001           2000
----------------------------------------------------------------------
Flex Cap Fund              2,011,816      2,598,709      1,764,228
Small-Mid Cap Fund         7,861,452      10,578,704     7,115,279

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is each Fund's shareholder servicing agent and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is located at One Franklin Parkway, San Mateo, CA 94403-1906. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.

For its services, Investor Services receives a fixed fee per account. Each Fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Funds. The amount of reimbursements for these services per benefit plan participant Fund account per year will not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division,
90 Washington Street, New York, NY 10286, acts as custodian of each Fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Funds' independent auditor. The auditor gives an opinion on the financial statements included in the Funds' Annual Report to Shareholders and reviews the Trust's registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the Funds' portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless the manager believes that trading on a principal basis will not provide best execution. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Funds. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Funds' officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Funds tender portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Funds, any portfolio securities tendered by a Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.

During the last three fiscal years ended April 30, the Funds paid the following brokerage commissions:

                             BROKERAGE COMMISSIONS PAID ($)
                             ------------------------------
                             2002           2001            2000
----------------------------------------------------------------------
Aggressive Growth Fund      534,220        386,662         117,537
Flex Cap Fund             2,007,936      1,214,445       1,035,355
Large Cap Fund              363,871        245,172          68,920
Small Cap Fund II         2,139,956        795,428           N/A
Small-Mid Cap Fund       13,601,124      5,273,626       3,322,432

For the fiscal year ended April 30, 2002, the Funds paid brokerage commissions from aggregate portfolio transactions to brokers who provided research services as follows:


                                                     AGGREGATE
                                    BROKERAGE        PORTFOLIO
                                   COMMISSIONS      TRANSACTIONS
                                       ($)              ($)
-------------------------------------------------------------------------------
Aggressive Growth Fund               447,342        239,197,942
Flex Cap Fund                      1,808,775      1,030,582,498
Large Cap Fund                       309,632        210,161,504
Small Cap Fund II                  1,967,569        893,231,125
Small-Mid Cap Fund                12,282,499      5,824,616,845

As of April 30, 2002, the Flex Cap Fund owned securities issued by Charles Schwab & Co., Inc. valued in the aggregate at $17,085,000 and the Large Cap Fund owned securities issued by Charles Schwab Corp. valued in the aggregate at $1,139,000, Goldman Sachs & Company valued in the aggregate at $1,103,000 and Lehman Brothers Holdings, Inc. valued in the aggregate at $1,180,000. Except as noted, the Funds did not own any securities issued by their regular broker-dealers as of the end of the fiscal year.

Because the Funds may, from time to time, invest in broker-dealers, it is possible that the Funds will own more than 5% of the voting securities of one or more broker-dealers through whom each Fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Funds. To the extent the Funds place brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Funds, the Funds will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Funds to adhere to procedures adopted by the board to ensure that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.

DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------



MULTICLASS DISTRIBUTIONS Each Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends a Fund pays are taxable to you as ordinary income.

DISTRIBUTIONS OF CAPITAL GAINS

CAPITAL GAIN DISTRIBUTIONS. A Fund may realize capital gains and losses on the sale of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

TAXATION OF FIVE YEAR GAINS.

o SHAREHOLDERS IN THE 10 AND 15% FEDERAL BRACKETS. If you are in the 10 or 15% individual income tax bracket, capital gain distributions are generally subject to a maximum rate of tax of 10%. However, if you receive distributions from a Fund's sale of securities that it owned for more than five years, these gains are subject to a maximum rate of tax of 8%. Each Fund will inform you in January of the portion of any capital gain distributions you received for the previous year that were five year gains qualifying for this reduced tax rate.

o SHAREHOLDERS IN HIGHER FEDERAL BRACKETS. If you are in a higher individual income tax bracket (the 27% or higher bracket in 2002 and 2003), capital gain distributions are generally subject to a maximum rate of tax of 20%. BEGINNING IN THE YEAR 2006, any distributions from a Fund's sale of securities purchased after January 1, 2001, that it owned for more than five years will be subject to a maximum rate of tax of 18%.

INVESTMENTS IN FOREIGN SECURITIES The next three paragraphs describe tax considerations that are applicable to funds that invest in foreign securities.

EFFECT OF FOREIGN WITHHOLDING TAXES. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC SECURITIES. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). Each has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o 98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, generally depending on how long you owned your shares.

TAXATION OF FIVE YEAR GAINS.

o SHAREHOLDERS IN THE 10 AND 15% FEDERAL BRACKETS. If you are in the 10 or 15% individual income tax bracket, gains from the sale of your Fund shares are generally subject to a maximum rate of tax of 10%. However, if you owned your shares for more than five years, these gains are subject to a maximum rate of tax of 8%.

o SHAREHOLDERS IN HIGHER FEDERAL BRACKETS. If you are in a higher individual income tax bracket (the 27% or higher bracket in 2002 and 2003), gains from the sale of your Fund shares are generally subject to a maximum rate of tax of 20%. BEGINNING IN THE YEAR 2006, any gains from the sale of Fund shares purchased after January 1, 2001, that you owned for more than five years will be subject to a maximum rate of tax of 18%. However, if you made an election to mark your Fund shares to market as of January 2, 2001, any Fund shares that you acquired before this date will also be eligible for the 18% maximum rate of tax, BEGINNING IN 2006.

SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

DEFERRAL OF BASIS. (CLASS A, B & C ONLY) In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:
o In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
o You sell some or all of your original shares within 90 days of their purchase, and
o You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.


U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association
(FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a fund may qualify for the dividends-received deduction. This deduction is generally available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. The amount of income that is derived from investments in domestic securities will vary from fund to fund; however, to the extent that a fund does invest in domestic securities, it is anticipated that a portion of its dividends will qualify for this deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

INVESTMENT IN COMPLEX SECURITIES Each Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example:

DERIVATIVES. Each Fund (except the California Fund) is permitted to invest in certain options, futures contracts on securities and currencies, options and futures contracts on indexes, and foreign currency contracts and futures contracts on foreign currencies. The California Fund is permitted to invest in certain options and financial futures contracts, including securities index futures and options on securities index futures. If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund would also be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

CONSTRUCTIVE SALES. A Fund's entry into an option or other contract could be treated as the "constructive sale" of an "appreciated financial position", causing it to realize gain, but not loss, on the position.

TAX STRADDLES. A Fund's investment in options, futures, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

ENHANCED CONVERTIBLE SECURITIES. The Flex Cap Fund, Small Cap Fund II and Small-Mid Cap Fund are permitted to invest in enhanced convertible preferred securities (i.e., convertible securities restructured to offer enhanced convertibility and/or yield characteristics). Even though these enhanced convertible securities are economically equivalent to traditional convertible securities, each security forming part of such an investment is analyzed separately, and the tax consequences of an investment in the component parts of an enhanced convertible security could differ from those of an investment in a traditional convertible security.

SECURITIES PURCHASED AT DISCOUNT. Each Fund is permitted to invest in securities issued or purchased at a discount that could require it to accrue and distribute income not yet received. If a Fund invests in these securities, it could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

EACH OF THESE INVESTMENTS BY A FUND IN COMPLEX SECURITIES IS SUBJECT TO SPECIAL TAX RULES THAT COULD AFFECT THE AMOUNT, TIMING AND/OR TAX CHARACTER OF INCOME REALIZED BY A FUND AND DISTRIBUTED TO YOU.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

Each Fund, except the Flex Cap Fund, is a diversified series of Franklin Strategic Series, an open-end management investment company, commonly called a mutual fund. The Flex Cap Fund is a nondiversified series of Franklin Strategic Series. The Trust was organized as a Delaware business trust on January 25, 1991, and is registered with the SEC.

The Aggressive Growth Fund, Large Cap Fund, Small Cap Fund II and Small-Mid Cap Fund currently offer five classes of shares, Class A, Class B, Class C, Class R and Advisor Class. Each Fund began offering Class R shares on January 1, 2002. The Small-Mid Cap Fund began offering Class B shares on July 1, 2002. Each Fund may offer additional classes of shares in the future. The full title of each class of each Fund is:

o     Franklin Aggressive Growth Fund - Class A
o     Franklin Aggressive Growth Fund - Class B
o     Franklin Aggressive Growth Fund - Class C
o     Franklin Aggressive Growth Fund - Class R
o     Franklin Aggressive Growth Fund - Advisor Class

o     Franklin Large Cap Growth Fund - Class A
o     Franklin Large Cap Growth Fund - Class B
o     Franklin Large Cap Growth Fund - Class C
o     Franklin Large Cap Growth Fund - Class R
o     Franklin Large Cap Growth Fund - Advisor Class

o     Franklin Small Cap Growth Fund II - Class A
o     Franklin Small Cap Growth Fund II - Class B
o     Franklin Small Cap Growth Fund II - Class C
o     Franklin Small Cap Growth Fund II - Class R
o     Franklin Small Cap Growth Fund II - Advisor Class

o     Franklin Small-Mid Cap Growth Fund - Class A
o     Franklin Small-Mid Cap Growth Fund - Class B
o     Franklin Small-Mid Cap Growth Fund - Class C
o     Franklin Small-Mid Cap Growth Fund - Class R
o     Franklin Small-Mid Cap Growth Fund - Advisor Class

Before September 1, 2002, the Flex Cap Fund was named the Franklin California Growth Fund. On that date, the Fund's investment goal and various investment policies were changed. Consistent with these changes, the Fund's name was changed to the Franklin Flex Cap Growth Fund.

The Flex Cap Fund currently offers four classes of shares, Class A, Class B, Class C and Class R. The Fund began offering Class R shares on January 1, 2002. The Fund may offer additional classes of shares in the future. The full title of each class is:

o     Franklin Flex Cap Growth Fund - Class A
o     Franklin Flex Cap Growth Fund - Class B
o     Franklin Flex Cap Growth Fund - Class C
o     Franklin Flex Cap Growth Fund - Class R

Shares of each class represent proportionate interests in each Fund's assets. On matters that affect each Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of August 2, 2002, the principal shareholders of the Funds, beneficial or of record, were:

NAME AND ADDRESS             SHARE CLASS  PERCENTAGE
                                              (%)
-------------------------------------------------------
AGGRESSIVE GROWTH FUND
First Clearing Corporation
MidAmerica Neurospine, LLC
Retirement Plan
4320 Wornall Road, Ste 714
Kansas City, MO 64111-3248     Class R       17.39

FTB&T Custodian for the
Rollover IRA of
Jerry A. Rimes
2042 SE 138th Avenue
Portland, OR 97233-2016        Class R       26.25

Franklin Advisers, Inc./1
One Franklin Parkway
San Mateo, CA 94403-1906       Class R       10.32

Gregory J. Salisbury Trust
GJS Financial, Inc. 401k
plan
6147 28th Street SE STE 12     Class R       6.87
Grand Rapids, Michigan 49546

Logix Corporation 401k PSP
22289 Exploration Dr., STE
303                            Class R       16.59
Lexington Park, MD
20653-2064

FTB&T/2 TTEE for Defined
Contribution Services
Franklin Templeton 401k
P.O. Box 2438                  Advisor
Rancho Cordova, CA              Class        60.66
95741-2438

FLEX CAP FUND
Circle Trust Company
Custodian X Account
Technologies 401K PSP
Metro Center 1 Station Pl.
Stamford, CT 06902             Class R       7.69

FTB&T TTEE for Defined
Contribution Services
R2 Technology, Inc. Salary
Savings Plan
P.O. Box 2438
Rancho Cordova, CA             Class R       6.34
95741-2438

FTB&T TTEE for Defined
Contribution Services
The O K Earl Corporation PS
401k
P.O. Box 2438
Rancho Cordova, CA             Class R       6.63
95741-2438

FTB&T TTEE for Defined
Contribution Services
Argonaut Technologies, Inc.
401k Plan
P.O. Box 2438
Rancho Cordova, CA             Class R       40.90
95741-2438

FTB&T TTEE for Defined
Contribution Services
Hospi Help, Inc. Savings
Plan & Trust
P.O. Box 2438
Rancho Cordova, CA             Class R       11.49
95741-2438

Larry Kitts
Trust Horizon Agency, Inc.
PS & Salary Reduction Plan
11000 W 78th Street, STE 300
Eden Prairie, MN 55344-8007    Class R       6.43

LARGE CAP FUND
CNA TTEE for the 401k plan
of Southeast Steel Sales
Company
P.O. Box 5024                  Class R       48.71
Costa Mesa, CA 92628-5024

Conref and Company
FBO Minneapolis Rad
Association MPP Plan
P.O. Box 1787
Milwaukee, WI 53201-1787       Class R       30.85

FTB&T Custodian for the IRA
Rollover of Richard D.
Larson
3401 Reims Street              Class R       5.75
Austin, TX 78738-5477

Ellard & Company
C/O Fiduciary Trust Company
International
P.O. Box 3199 Church Street
Station                        Advisor
New York, NY 10008-3199         Class        76.17

FTB&T/2 TTEE for Defined
Contribution Services
Franklin Templeton 401k
P.O. Box 2438                  Advisor
Rancho Cordova, CA              Class        14.78
95741-2438

SMALL CAP FUND II
Conref and Company
FBO Minneapolis Rad
Association PS Plan
P.O. Box 1787
Milwaukee, WI 53201-1787       Class R       7.33

Dan P. Degroot, Darlene R.
Degroot and Mark A. Degroot
Trust
Degroot Inc. MPP Plan
4201 Champion Road
Green Bay, WI 54311-9794       Class R       5.68

Emjayco Custodian
FBO Brown Brothers Plumbing
and Heating 401k plan
P.O. Box 170910
Milwaukee, WI 53217-8091       Class R       25.19

Reliance Trust Company
Custodian
FBO Autumn Corporation
P.O. Box 48449
Atlanta, GA 30362-1449         Class R       5.75

F T Fund Allocator
Growth Target Fund
c/o Fund Accounting Dept.
One Franklin Parkway,          Advisor
San Mateo, CA  94403-1906       Class        13.75

F T Fund Allocator
Moderate Target Fund
c/o Fund Accounting Dept.
One Franklin Parkway,          Advisor
San Mateo, CA  94403-1906       Class        11.73

Key Trust Company NA-Prism
Applied Industrial
Technologies Retirement
Savings Plan
4900 Tiedeman Road             Advisor
Brooklyn, OH 44144-2338         Class        5.59

SMALL-MID CAP FUND
Fidelity Investments
Institutional Op Co.
As Agent for All-Phase
Electric Supply Company
100 Magellan Way KWIC
Covington, KY  41015-1987      Class A       12.07

CNA TTEE for the 401k plan
of Durham/Sierra Meat
Company
P.O. Box 5024                  Class R       8.61
Costa Mesa, CA 92628-5024

Chase Manhattan Bank NA
FBO Reinsurance Association
of America Employees 401k
Plan
One Chase Square               Class R       7.08
Rochester, NY 14643

FTB&T Custodian for the
Rollover IRA of Raymond J.
Giammichele
4 Keller Drive
Horsehead, NY 14845            Class R       7.13

Reliance Trust Company
FBO Dempsey Uniform and
Linen Supply
P.O. Box 48449
Atlanta, GA 30362-1449         Class R       21.68

Reliance Trust Company
FBO Poblacki Paving Corp.
P.O. Box 48449
Atlanta, GA 30362-1449         Class R       8.13

----------
1. Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and/or trustees of the Trust, may be considered beneficial holders of the Fund shares held by Franklin Advisers, Inc (Advisers). As principal shareholders of Franklin Resources, Inc., they may be able to control the voting of Advisers' shares of the Fund.
2. Franklin Templeton Bank & Trust (FTB&T) is a California corporation and is wholly owned by Franklin Resources, Inc.
----------

Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and/or trustees of the Trust, serve on the administrative committee of the Franklin Templeton Profit Sharing 401(k) Plan, which owns shares of the Fund. In that capacity, they participate in the voting of such shares. Charles B. Johnson and Rupert H. Johnson, Jr. disclaim beneficial ownership of any share of the Fund owned by the Franklin Templeton Profit Sharing 401(k) Plan.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of August 2, 2002, the officers and board members, as a group, owned of record and beneficially 3.49% of Aggressive Growth Fund Advisor Class and less than 1% of the outstanding shares of the other Funds and classes. The board members may own shares in other funds in Franklin Templeton Investments.

BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The Funds continuously offer their shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Funds may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of a Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

INITIAL SALES CHARGES The maximum initial sales charge is 5.75% for Class A and 1% for Class C. There is no initial sales charge for Class B and Class R.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases. Franklin Templeton funds include the U.S. registered mutual funds in Franklin Templeton Investments except Franklin Templeton Variable Insurance Products Trust and Templeton Capital Accumulator Fund.

CUMULATIVE QUANTITY DISCOUNT. For purposes of calculating the sales charge on Class A shares, you may combine the amount of your current purchase with the cost or current value, whichever is higher, of your existing shares in Franklin Templeton funds. You also may combine the shares of your spouse, children under the age of 21 or grandchildren under the age of 21. If you are the sole owner of a company, you also may add any company accounts, including retirement plan accounts. Companies with one or more retirement plans may add together the total plan assets invested in Franklin Templeton funds to determine the sales charge that applies.

LETTER OF INTENT (LOI). You may buy Class A shares at a reduced sales charge by completing the letter of intent section of your account application. A letter of intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. By completing the letter of intent section of the application, you acknowledge and agree to the following:

o You authorize Distributors to reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.

o You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.

o Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.

o Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. Any Class A purchases you made within 90 days before you filed your LOI also may qualify for a retroactive reduction in the sales charge. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired more than 90 days before you filed your LOI will be counted towards the completion of the LOI, but they will not be entitled to a retroactive reduction in the sales charge. Any redemptions you make during the 13 month period, except in the case of certain retirement plans, will be subtracted from the amount of the purchases for purposes of determining whether the terms of the LOI have been completed.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct. If the amount of your total purchases, less redemptions, is more than the amount specified in your LOI and is an amount that would qualify for a further sales charge reduction, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made. The price adjustment will be made on purchases made within 90 days before and on those made after you filed your LOI and will be applied towards the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases.

If the amount of your total purchases, less redemptions, is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased (less redemptions) during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the LOI.

GROUP PURCHASES. If you are a member of a qualified group, you may buy Class A shares at a reduced sales charge that applies to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying Fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

A qualified group generally does not include a 403(b) plan that only allows salary deferral contributions, although any such plan that purchased the Fund's Class A shares at a reduced sales charge under the group purchase privilege before February 1, 1998, may continue to do so.

WAIVERS FOR INVESTMENTS FROM CERTAIN PAYMENTS. Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 365 days:

o Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.

o Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.

o Redemption proceeds from a repurchase of shares of Franklin Floating Rate Trust, if the shares were continuously held for at least 12 months.

   If you immediately placed your redemption proceeds in a Franklin Bank CD or a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date the CD matures, including any rollover, or the date you redeem your money fund shares.

o Redemption proceeds from the sale of Class A shares of any of the Templeton Global Strategy Funds if you are a qualified investor.

   If you paid a CDSC when you redeemed your Class A shares from a Templeton Global Strategy Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

   If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 365 days from the date they are redeemed from the money fund.

o Distributions from an existing retirement plan invested in Franklin Templeton funds

WAIVERS FOR CERTAIN INVESTORS. Class A shares also may be purchased without an initial sales charge or CDSC by various individuals and institutions due to anticipated economies in sales efforts and expenses, including:

o Trust companies and bank trust departments investing assets held in a fiduciary, agency, advisory, custodial or similar capacity and over which the trust companies and bank trust departments or other plan fiduciaries or participants, in the case of certain retirement plans, have full or shared investment discretion. We may accept orders for these accounts by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following the order.

o Any state or local government or any instrumentality, department, authority or agency thereof that has determined the Fund is a legally permissible investment and that can only buy Fund shares without paying sales charges. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you and the effect, if any, of payments by the Fund on arbitrage rebate calculations.

o Broker-dealers, registered investment advisors or certified financial planners who have entered into an agreement with Distributors for clients participating in comprehensive fee programs

o Qualified registered investment advisors who buy through a broker-dealer or service agent who has entered into an agreement with Distributors

o Registered securities dealers and their affiliates, for their investment accounts only

o Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer

o Officers, trustees, directors and full-time employees of Franklin Templeton Investments, and their family members, consistent with our then-current policies

o Any investor who is currently a Class Z shareholder of Franklin Mutual Series Fund Inc. (Mutual Series), or who is a former Mutual Series Class Z shareholder who had an account in any Mutual Series fund on October 31, 1996, or who sold his or her shares of Mutual Series Class Z within the past 365 days

o Investment companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer

o  Accounts managed by Franklin Templeton Investments

o Certain unit investment trusts and their holders reinvesting distributions from the trusts

o  Group annuity separate accounts offered to retirement plans

o Chilean retirement plans that meet the requirements described under "Retirement plans" below

Class C shares may be purchased without an initial sales charge by any investor who buys Class C shares through an omnibus account with Merrill Lynch Pierce Fenner & Smith, Inc. A CDSC may apply, however, if the shares are sold within 18 months of purchase. In addition, for the Small-Mid Cap Fund, Class C shares may be purchased without limit and without an initial sales charge or CDSC by the Charitable Giving Fund.

RETIREMENT PLANS. Effective January 1, 2002, (i) individual retirement accounts with investments of $1 million or more, (ii) Qualified Retirement Plans, ERISA covered 403(b)'s and certain non-qualified deferred compensation arrangements that operate in a similar manner to Qualified Retirement Plans, such as 457 plans and executive deferred compensation arrangements, with assets of $20 million or more, (iii) ValuSelect plans and other retirement plans where Franklin Templeton Investments contracts with the plan sponsor to provide participant level recordkeeping with assets of $10 million or more and (iv) ValuSelect plans and other retirement plans where Franklin Templeton Investments contracts with the plan sponsor to provide participant level recordkeeping with assets of less than $10 million if Class R shares are not offered on a particular fund are eligible to buy Class A shares without an initial sales charge.

Retirement plans with assets invested in one or more Franklin Templeton funds on December 31, 2001, or in contract on December 31, 2001, to add one or more Franklin Templeton funds to the plan's investment options, and sponsored by an employer (i) with at least 100 employees, or (ii) with retirement plan assets of $1 million or more, or (iii) that agreed to invest at least $500,000 in Franklin Templeton funds over a 13 month period may continue to buy Class A shares without an initial sales charge.

The following investors are eligible to buy Class R shares: (i) Qualified Retirement Plans, ERISA covered 403(b)'s and certain non-qualified deferred compensation arrangements that operate in a similar manner to Qualified Retirement Plans, such as 457 plans and executive deferred compensation arrangements, with assets less than $20 million, (ii) ValuSelect plans and other retirement plans where Franklin Templeton Investments contracts with the plan sponsor to provide participant level recordkeeping with assets less than $10 million, and (iii) investors who open an IRA Rollover with less than $1 million from a retirement plan that offered Franklin Templeton funds other than a current or former Franklin Templeton employee or as the result of a spousal rollover, a QDRO or a rollover of assets from a same employer sponsored Franklin Templeton money purchase pension plan in existence prior to January 1, 2002, to a new or existing Franklin Templeton profit sharing plan.

A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

Retirement plans that are not Qualified Retirement Plans, SIMPLEs (savings incentive match plans for employees) or SEPs (employer sponsored simplified employee pension plans established under section 408(k) of the Internal Revenue
Code) must meet the group purchase requirements described above to be able to buy Class A shares without an initial sales charge. We may enter into a special arrangement with a securities dealer, based on criteria established by the Fund, to add together certain small Qualified Retirement Plan accounts for the purpose of meeting these requirements.

CONVERSION OF CLASS R SHARES TO CLASS A SHARES Effective October 1, 2002, when ValuSelect plans and other retirement plans where Franklin Templeton Investments contracts with the plan sponsor to provide participant level recordkeeping reach $10 million, assets may be transferred from Class R shares into Class A shares at NAV if Franklin Templeton Investments is notified by the plan sponsor. For all other Qualified Retirement Plans, when plan assets reach $20 million, assets may be transferred from Class R shares into Class A shares at NAV if Franklin Templeton Investments is notified by the plan sponsor.

SALES IN TAIWAN. Under agreements with certain banks in Taiwan, Republic of China, each Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Each Fund's Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

SIZE OF PURCHASE - U.S. DOLLARS          SALES CHARGE (%)
------------------------------------------------------------
Under $30,000                            3.0
$30,000 but less than $50,000            2.5
$50,000 but less than $100,000           2.0
$100,000 but less than $200,000          1.5
$200,000 but less than $400,000          1.0
$400,000 or more                           0

DEALER COMPENSATION Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Funds' prospectus.

Distributors may pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million.

Distributors or one of its affiliates may pay up to 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares by certain retirement plans without an initial sales charge. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 18 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton Investments. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton Investments. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton Investments; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton Investments. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more in Class A, Class C or Class R shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 18 months of purchase. For purchases of Class A shares made prior to February 1, 2002, a CDSC may apply to shares redeemed within 12 months of purchase. For Class R shares, except for ValuSelect plans and other retirement plans where Franklin Templeton Investments contracts with the plan sponsor to provide participant level recordkeeping, the CDSC is applied at the plan level based on initial investment for qualified plans. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

IF YOU SELL YOUR CLASS B SHARES WITHIN      THIS % IS DEDUCTED FROM
THIS MANY YEARS AFTER BUYING THEM           YOUR PROCEEDS AS A CDSC
------------------------------------------------------------------------------
1 Year                                           4
2 Years                                          4
3 Years                                          3
4 Years                                          3
5 Years                                          2
6 Years                                          1
7 Years                                          0

CDSC WAIVERS. The CDSC for any share class generally will be waived for:

o  Account fees

o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or
   (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) Distributors did not make any payment in connection with the purchase, or (iv) the securities dealer of record has entered into a supplemental agreement with Distributors

o Redemptions of Class A shares by investors who purchased $1 million or more without an initial sales charge if the securities dealer of record waived its commission in connection with the purchase

o Redemptions of Class R shares by investors if the securities dealer of record waived its commission in connection with the purchase

o Redemptions by the Funds when an account falls below the minimum required account size

o  Redemptions following the death of the shareholder or beneficial owner

o  Redemptions through a systematic withdrawal plan set up before February
   1, 1995

o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

o Redemptions by an employee benefit plan: (i) that is a customer of Franklin Templeton Defined Contribution Services; and/or (ii) whose assets are held by Franklin Templeton Bank & Trust as trustee or custodian (not applicable to Class B)

o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy (for Class B, this applies to all retirement plan accounts, not only IRAs)

o Returns of excess contributions (and earnings, if applicable) from retirement plan accounts

o Participant initiated distributions from employee benefit plans or participant initiated exchanges among investment choices in employee benefit plans (not applicable to Class B)

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

Franklin Templeton Investor Services, LLC (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the Funds on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
-------------------------------------------------------------------------------

When you buy shares, you pay the offering price. The offering price is the net asset value (NAV) per share plus any applicable sales charge, calculated to two decimal places using standard rounding criteria. When you sell shares, you receive the NAV minus any applicable CDSC.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

Each Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Funds do not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, each Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. Each Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, each Fund values them according to the broadest and most representative market as determined by the manager.

The Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

The Fund determines the value of a foreign security as of the close of trading on the foreign exchange on which the security is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the NAV. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, each Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of each Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Funds' shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended April 30:

                                                         AMOUNT
                                                       RECEIVED IN
                                                        CONNECTION
                                                          WITH
                         TOTAL            AMOUNT        REDEMPTIONS
                      COMMISSIONS       RETAINED BY          AND
                       RECEIVED         DISTRIBUTORS     REPURCHASES
                          ($)              ($)              ($)
------------------------------------------------------------------------------
2002
Aggressive Growth Fund     616,709          61,271          153,893
Flex Cap Fund            3,404,518         391,717          377,897
Large Cap Fund             378,962          36,999           52,009
Small Cap Fund II        3,077,007         289,524          354,591
Small-Mid Cap Fund       4,864,221         550,763          228,771

2001
Aggressive Growth
Fund                   1,573,930           163,128          185,340
Flex Cap Fund          9,166,698         1,100,062          355,569
Large Cap Fund          841,986             73,756           36,664
Small Cap Fund II      5,598,692           503,165          128,903
Small-Mid Cap Fund     8,678,476           939,178          332,450

2000
Aggressive Growth
Fund                   2,365,518           262,551          71,011
Flex Cap Fund          6,345,772           792,486         122,929
Large Cap Fund           302,212            26,609           5,889
Small-Mid Cap Fund    17,085,408         1,949,930         319,296

Distributors may be entitled to payments from the Funds under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Funds for acting as underwriter.

DISTRIBUTION AND SERVICE (12B-1) FEES The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage sales of the Fund and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, resulting in lower per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); the expenses of printing prospectuses and reports used for sales purposes, and of preparing and distributing sales literature and advertisements; and a prorated portion of Distributors' overhead expenses related to these activities. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class.

THE CLASS A PLAN. The Flex Cap Fund and Small-Mid Cap Fund may pay up to 0.25% per year of Class A's average daily net assets. The Aggressive Growth Fund, Large Cap Fund and Small Cap Fund II may pay up to 0.35% per year of Class A's average daily net assets.

The Class A plan for Aggressive Growth Fund, Flex Cap Fund, Large Cap Fund and Small-Mid Cap Fund is a reimbursement plan. It allows the Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan.

The Class A plan for Small Cap Fund II is a compensation plan. It allows the Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plan.

For the fiscal year ended April 30, 2002, the amounts paid by the Funds pursuant to the plans were:

                        AGGRESSIVE             LARGE     SMALL
                         GROWTH     FLEX CAP    CAP     CAP FUND    SMALL-MID
                          FUND        FUND     FUND        II       CAP FUND
                          ($)         ($)       ($)        ($)        ($)
-------------------------------------------------------------------------------
Advertising              18,107      66,685     12,486     238,468     286,839
Printing and mailing
 prospectuses other
 than to current
 shareholders            19,541      25,972      7,111      12,428      42,395
Payments to
 underwriters            19,088      34,147     21,764     180,520     145,164
Payments to
 broker-dealers         254,236   3,437,635    141,751   1,935,102   19,394,651
Other                    48,509     137,013     24,613     332,241      976,195
                     ----------------------------------------------------------
Total                   359,481   3,701,452    207,725   2,695,759   20,845,244
                     ----------------------------------------------------------


THE CLASS B, C AND R PLANS. The Aggressive Growth, Flex Cap Growth, Large Cap Growth and Small-Mid Cap Growth Funds pay Distributors up to 1% per year of the Class B and C's average daily net assets, out of which 0.25% may be paid for services to the shareholders (service fees). For Class R shares, each Fund pays Distributors up to 0.50% per year of the class's average daily net assets. The Class B, C and R plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B, C and R shares. Class B plan fees payable to Distributors are used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.

THE CLASS A, B, C AND R PLANS. The Small Cap Fund II pays Distributors up to 1% per year of Class A's average daily net assets, out of which 0.25% may be paid for services to the shareholders (service fees). The Small Cap Fund II pays Distributors up to 1% per year of Class B and Class C's average daily net assets, out of which 0.25% may be paid for service fees. For Class R shares, the Small Cap Fund II pays Distributors up to 0.50% per year of the class's average daily net assets. The Class B, C and R plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B and C shares. Class B plan fees payable to Distributors are used by Distributors to pay third party financing entities that have provided financing to Distributors in connection with advancing commissions to securities dealers. Resources owns a minority interest in one of the third party financing entities.

The Class B and C plans are compensation plans. They allow each Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plans.

For the Small-Mid Cap Fund, Class C plans, beginning at the time of purchase, Distributors may pay the full quarterly 12b-1 fee to qualified financial advisor firms for shares purchased by the Charitable Giving Fund.

Under the Class B plans, the amounts paid by the Funds pursuant to the plans for the fiscal year ended April 30, 2002, were:

                               AGGRESSIVE                LARGE      SMALL
                                 GROWTH     FLEX CAP      CAP      CAP II
                                  FUND       FUND        FUND       FUND
                                  ($)        ($)         ($)        ($)
-------------------------------------------------------------------------------
Advertising                      2,013      11,685        1,774        17,679
Printing and mailing
 prospectuses other
 than to current
 shareholders                    2,023       3,131          873         1,624
Payments to underwriters         1,718       8,734        3,007        12,847
Payments to broker-dealers     217,565   1,095,962      160,056     1,195,960
Other                            4,281      21,254        3,561        24,325
                               ------------------------------------------------
Total                          227,600   1,140,766      169,271     1,252,435
                               ------------------------------------------------


Under the Class C plans, the amounts paid by the Funds pursuant to the plans for the fiscal year ended April 30, 2002, were:

                            AGGRESSIVE             LARGE    SMALL
                              GROWTH    FLEX CAP    CAP    CAP FUND   SMALL-MID
                               FUND      FUND       FUND      II       CAP FUND
                               ($)       ($)        ($)       ($)        ($)
-------------------------------------------------------------------------------
Advertising                5,025      30,361     11,362      51,390       84,298
Printing and mailing
 prospectuses other
 than to current           5,133      13,266      5,764       4,829       14,673
 shareholders
Payments to                5,626      17,345     39,776      36,372       35,867
 underwriters
Payments to
 broker-dealers          446,422   3,059,541    471,382   1,864,764   10,227,765
Other                      9,759      61,657     18,227      71,777      151,319
                        -------------------------------------------------------
Total                    471,965   3,182,170    546,511   2,029,132   10,513,922
                        -------------------------------------------------------


Under the Class R plan, the amounts paid by the Fund pursuant to the plan for the period January 1, 2002, to April 30, 2002, were:

                        AGGRESSIVE             LARGE     SMALL
                         GROWTH     FLEX CAP    CAP    CAP FUND    SMALL-MID
                          FUND       FUND      FUND       II       CAP FUND
                          ($)        ($)       ($)       ($)         ($)
-------------------------------------------------------------------------------
Advertising                  1         2         3        20          64
Printing and mailing
 prospectuses other
 than to current             -         -         -        -           -
 shareholders
Payments to                  5         7        97        19          41
 underwriters
Payments to
 broker-dealers             64       206     1,207       317         431
Other                       -          5        83        23          42
                        -------------------------------------------------------
Total                       70        220    1,390       379         578
                        -------------------------------------------------------


THE CLASS A, B, C AND R PLANS. In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the manager or Distributors or other parties on behalf of the Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of shares quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. Unless otherwise noted, performance figures reflect Rule 12b-1 fees from the date of the plan's implementation. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Effective January 1, 2002, the Funds began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 2002, a restated figure is used based on the Funds' Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, Class R standardized performance quotations are calculated as described below.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return before taxes quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual total returns before taxes for the indicated periods ended April 30, 2002, were:

                                      1         5        10       SINCE
                       INCEPTION    YEAR      YEARS     YEARS   INCEPTION
                         DATE       (%)       (%)       (%)       (%)
-------------------------------------------------------------------------------
CLASS A
Aggressive Fund        06/23/99   -23.72       -         -        6.43
Flex Cap Fund          10/30/91   -15.03     11.42     16.69       -
Large Cap Fund         06/07/99   -26.57       -         -       -5.49
Small Cap Fund II      05/01/00   -10.18       -         -       -3.95
Small-Mid Cap Fund     02/14/92   -20.15      9.30     14.81       -


                                                         1        SINCE
                                       INCEPTION        YEAR    INCEPTION
                                         DATE           (%)        (%)
-------------------------------------------------------------------------------
CLASS B
Aggressive Fund                        06/23/99       -22.79      7.16
Flex Cap Fund                          01/01/99       -14.11       7.76
Large Cap Fund                         06/07/99       -25.66      -5.19
Small Cap Fund II                      05/01/00        -9.08      -3.71


                                              1         5         SINCE
                            INCEPTION       YEAR      YEARS      INCEPTION
                              DATE           (%)       (%)        (%)
-------------------------------------------------------------------------------
CLASS C
Aggressive Fund              06/23/99       -21.14       -        7.64
Flex Cap Fund                09/03/96       -12.32     11.70     11.99
Large Cap Fund               06/07/99       -24.20       -       -4.52
Small Cap Fund II            05/01/00        -7.15       -       -2.15
Small-Mid Cap Fund           10/02/95       -17.60      9.56      9.74


                                      1         5        10       SINCE
                       INCEPTION    YEAR      YEARS     YEARS   INCEPTION
                         DATE       (%)       (%)       (%)       (%)
-------------------------------------------------------------------------------
CLASS R
Aggressive Fund        06/23/99   -20.05       -         -        8.47
Flex Cap Fund          10/30/91   -10.98     12.44     16.93       -
Large Cap Fund         06/07/99   -22.98       -         -       -3.69
Small Cap Fund II      05/01/00    -5.72       -         -       -1.18
Small-Mid Cap Fund     02/14/92   -16.39     10.30     15.08       -

The following SEC formula was used to calculate these figures:

                                       n
                                 P(1+T) = ERV

where:

P    =     a hypothetical initial payment of $1,000
T    =     average annual total return
n    =     number of years
ERV  =     ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., the ordinary income rate for distributions of ordinary income and net short-term capital gains and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

Each Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions for the indicated periods ended April 30, 2002, were:

                                      1         5        10       SINCE
                       INCEPTION    YEAR      YEARS     YEARS   INCEPTION
                         DATE       (%)       (%)       (%)       (%)
-------------------------------------------------------------------------------
CLASS A
Aggressive Fund        06/23/99   -23.05       -         -        6.09
Flex Cap Fund          10/30/91   -15.03     10.45     14.83       -
Large Cap Fund         06/07/99   -26.57       -         -       -5.53
Small Cap Fund II      05/01/00   -10.18       -         -       -3.95
Small-Mid Cap Fund     02/14/92   -20.24      8.71     13.41       -


                                                         1        SINCE
                                       INCEPTION        YEAR    INCEPTION
                                         DATE           (%)        (%)
-------------------------------------------------------------------------------
CLASS B
Aggressive Fund                        06/23/99       -22.79      6.82
Flex Cap Fund                          01/01/99       -14.11      7.21
Large Cap Fund                         06/07/99       -25.66     -5.21
Small Cap Fund II                      05/01/00        -9.08     -3.71


                                              1         5         SINCE
                            INCEPTION       YEAR      YEARS      INCEPTION
                              DATE           (%)       (%)        (%)
-------------------------------------------------------------------------------
CLASS C
Aggressive Fund              06/23/99       -21.14       -        7.30
Flex Cap Fund                09/03/96       -12.32     10.88     11.09
Large Cap Fund               06/07/99       -24.20       -       -4.54
Small Cap Fund II            05/01/00        -7.15       -       -2.15
Small-Mid Cap                10/02/95       -17.60     9.14       8.82


                                      1         5        10       SINCE
                       INCEPTION    YEAR      YEARS     YEARS   INCEPTION
                         DATE       (%)       (%)       (%)       (%)
-------------------------------------------------------------------------------
CLASS R
Aggressive Fund        06/23/99   -20.05       -         -        8.47
Flex Cap Fund          10/30/91   -10.98     11.52     15.12       -
Large Cap Fund         06/07/99   -22.98       -         -       -3.73
Small Cap Fund II      05/01/00    -5.72       -         -       -1.18
Small-Mid Cap Fund     02/14/92   -16.48     9.71      13.70       -

The following SEC formula was used to calculate these figures:

                                       n
                                 P(1+T) = ATVD

where:

P    = a hypothetical initial payment of $1,000
T    = average annual total return (after taxes on distributions)
n    = number of years
ATVD = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., the ordinary income rate for distributions of ordinary income and net short-term capital gains and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (E.G., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

Each Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A and C shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund. The average annual total returns after taxes on distributions and redemption for the indicated periods ended April 30, 2002, were:

                                      1         5        10       SINCE
                       INCEPTION    YEAR      YEARS     YEARS   INCEPTION
                         DATE       (%)       (%)       (%)       (%)
-------------------------------------------------------------------------------
CLASS A
Aggressive Fund        06/23/99   -14.57       -         -        5.10
Flex Cap Fund          10/30/91    -9.23      9.11     13.42       -
Large Cap Fund         06/07/99   -16.32       -         -       -4.36
Small Cap Fund II      05/01/00    -6.25       -         -       -3.14
Small-Mid Cap Fund     02/14/92   -12.37      7.41     11.99       -


                                                         1        SINCE
                                       INCEPTION        YEAR    INCEPTION
                                         DATE           (%)        (%)
-------------------------------------------------------------------------------
CLASS B
Aggressive Fund                        06/23/99       -14.00      5.70
Flex Cap Fund                          01/01/99        -8.66      6.29
Large Cap Fund                         06/07/99       -15.76     -4.11
Small Cap Fund II                      05/01/00        -5.58     -2.95


                                              1         5         SINCE
                            INCEPTION       YEAR      YEARS      INCEPTION
                              DATE           (%)       (%)        (%)
-------------------------------------------------------------------------------
CLASS C
Aggressive Fund              06/23/99       -12.98       -        6.09
Flex Cap Fund                09/03/96        -7.56      9.44      9.66
Large Cap Fund               06/07/99       -14.86       -       -3.59
Small Cap Fund II            05/01/00        -4.39       -       -1.72
Small-Mid Cap Fund           10/02/95       -10.81      7.73      7.62


                                      1         5        10       SINCE
                       INCEPTION    YEAR      YEARS     YEARS   INCEPTION
                         DATE       (%)       (%)       (%)       (%)
-------------------------------------------------------------------------------
CLASS R
Aggressive Fund        06/23/99   -12.31       -         -        6.77
Flex Cap Fund          10/30/91    -6.74     10.03     13.70       -
Large Cap Fund         06/07/99   -14.11       -         -       -2.94
Small Cap Fund II      05/01/00    -3.51       -         -       -0.94
Small-Mid Cap Fund     02/14/92   -10.06      8.26     12.25       -

The following SEC formula was used to calculate these figures:

                                       n
                                 P(1+T) = ATVDR

where:

P     = a hypothetical initial payment of $1,000
T     = average annual total return (after taxes on distributions and redemptions)
n     = number of years
ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption.


CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes the maximum initial sales charge is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The cumulative total returns for the indicated periods ended April 30, 2002, were:

                                      1         5        10       SINCE
                       INCEPTION    YEAR      YEARS     YEARS   INCEPTION
                         DATE       (%)       (%)       (%)       (%)
-------------------------------------------------------------------------------
CLASS A
Aggressive Fund        06/23/99   -23.72       -         -       19.48
Flex Cap Fund          10/30/91   -15.03     71.71    368.13       -
Large Cap Fund         06/07/99   -26.57       -         -      -15.11
Small Cap Fund II      05/01/00   -10.18       -         -       -7.73
Small-Mid Cap Fund     02/14/92   -20.15     55.93    297.83       -


                                                         1        SINCE
                                       INCEPTION        YEAR    INCEPTION
                                         DATE           (%)        (%)
-------------------------------------------------------------------------------
CLASS B
Aggressive Fund                        06/23/99       -22.79     21.83
Flex Cap Fund                          01/01/99        -8.66     28.23
Large Cap Fund                         06/07/99       -15.76    -14.30
Small Cap Fund II                      05/01/00        -5.58     -7.26


                                              1         5         SINCE
                            INCEPTION       YEAR      YEARS      INCEPTION
                              DATE           (%)       (%)        (%)
-------------------------------------------------------------------------------
CLASS C
Aggressive Fund              06/23/99       -21.14       -       23.38
Flex Cap Fund                09/03/96       -12.32     73.88     89.75
Large Cap Fund               06/07/99       -24.20       -      -12.55
Small Cap Fund II            05/01/00        -7.15       -       -4.26
Small-Mid Cap Fund           10/02/95       -17.60     57.85     84.35


                                      1         5        10       SINCE
                       INCEPTION    YEAR      YEARS     YEARS   INCEPTION
                         DATE       (%)       (%)       (%)       (%)
-------------------------------------------------------------------------------
CLASS R
Aggressive Fund        06/23/99   -20.05       -         -       26.11
Flex Cap Fund          10/30/91   -10.98     79.75    377.95       -
Large Cap Fund         06/07/99   -22.98       -         -      -10.33
Small Cap Fund II      05/01/00    -5.72       -         -       -2.35
Small-Mid Cap Fund     02/14/92   -16.39       -      307.37       -


VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS The Funds also may quote the performance of shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in the Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices - an unmanaged capitalization weighted index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

o Wilshire 5000 Total Market Index - measures the performance of all U.S.-headquartered equity securities with readily available price data. Over 6,500 capitalization weighted security returns are used to adjust the index. The Wilshire 5000 is the broadest measure of the entire U.S. stock market.

o Lipper, Inc. - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.


o Financial publications: THE WALL STREET JOURNAL, and BUSINESS WEEK, CHANGING TIMES, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o STOCKS, BONDS, BILLS, AND INFLATION, published by Ibbotson Associates - historical measure of yield, price, and total return for large and small company stock, long-term government bonds, Treasury bills, and inflation.

o Historical data supplied by the research departments of CS First Boston Corporation, the JPMorgan Chase Bank, Salomon Smith Barney Inc., Merrill Lynch, and Lehman Brothers(R).

o Morningstar(R) - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

ADDITIONAL COMPARISONS - AGGRESSIVE GROWTH FUND

o Savings and Loan Historical Interest Rates - as published by the FEDERAL RESERVE H15 REPORt.

o Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

o Standard & Poor's(R) MidCap 400 Index - consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index and was the first benchmark of mid cap stock movement.

ADDITIONAL COMPARISONS - CALIFORNIA FUND

o Valueline Index - an unmanaged index which follows the stock of approximately 1,700 companies.

o Russell 3000 - Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investible U.S equity market.

o Russell 2000(R) Index - consists of the smallest 2,000 companies in the Russell 3000 Index, representing approximately 8% of the Russell 3000 total market capitalization.

o Franklin California 250 Growth Index - consists of equal weightings of California's top 250 companies, based on market capitalization, and is rebalanced quarterly. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of a Fund's portfolio.

o Bloomberg California Index - a price-weighted index designed to measure the performance of California's economy. The index was developed with a base value of 100 as of December 30, 1994.

ADDITIONAL COMPARISONS - LARGE CAP FUND

o Savings and Loan Historical Interest Rates - as published by the FEDERAL RESERVE HI5 REPORT.

o Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization which represents approximately 98% of the investible U.S. equity market.

o Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 index.

o The Wilshire Target Top 2500 Index consists of the largest 2500 companies in the Wilshire 5000.


ADDITIONAL COMPARISONS - SMALL CAP FUND II AND SMALL-MID CAP FUND

o Savings and Loan Historical Interest Rates - as published by the FEDERAL RESERVE H15 REPORT.

o The Russell 2000 Index - consists of the smallest 2,000 companies in the Russell 3000 index, representing approximately 8% of the Russell 3000 total market capitalization.

o The Russell 2000 Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

o The Russell 2500 Index - measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total Market Capitalization of the Russell 3000 Index.

o The Russell 2500 Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and forecasted growth values.

o Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investible U.S. equity market.

From time to time, advertisements or information for each Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare each Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to any Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue their performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Funds cannot guarantee that these goals will be met.

The Funds are members of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $270 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 106 U.S. based open-end investment companies to the public. Each Fund may identify itself by its Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

You will receive the Small-Mid Cap Fund's financial reports every six months. If you would like to receive an interim report of the Fund's portfolio holdings, please call 1-800/DIAL BEN(R).

DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------

PREFERRED STOCKS RATINGS

STANDARD & POOR'S RATINGS GROUP (S&P(R))

AAA: This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA: A preferred stock issue rated AA also qualifies as a high quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B and CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While these issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC: The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C: A preferred stock rated C is a non-paying issue.

D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Plus (+) or Minus (-): To provide more detailed indications of preferred stock quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

CORPORATE BOND RATINGS


MOODY'S INVESTORS SERVICE (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.


                                                                 fss1 sai 09/02



































GOF SA-2

                        SUPPLEMENT DATED JANUARY 1, 2003
         TO THE CURRENTLY EFFECTIVE STATEMENTS OF ADDITIONAL INFORMATION
                           OF EACH OF THE LISTED FUNDS

                          FRANKLIN CAPITAL GROWTH FUND

                         FRANKLIN CUSTODIAN FUNDS, INC.
                                 DynaTech Series
                                  Growth Series
                                  Income Series
                                Utilities Series
                        U.S. Government Securities Series

                          FRANKLIN FLOATING RATE TRUST

                              FRANKLIN GLOBAL TRUST
                     Franklin Global Aggressive Growth Fund
                           Franklin Global Growth Fund

                     FRANKLIN GOLD AND PRECIOUS METALS FUND

                           FRANKLIN HIGH INCOME TRUST
                         Franklin's AGE High Income Fund

                      FRANKLIN INVESTORS SECURITIES TRUST
              Franklin Adjustable U.S. Government Securities Fund
                      Franklin Convertible Securities Fund
                           Franklin Equity Income Fund
                   Franklin Floating Rate Daily Access Fund
          Franklin Short-Intermediate U.S. Government Securities Fund
                           Franklin Total Return Fund

                             FRANKLIN MANAGED TRUST
                         Franklin Rising Dividends Fund

                        FRANKLIN MUTUAL SERIES FUND INC.
                               Mutual Beacon Fund
                              Mutual Discovery Fund
                              Mutual European Fund
                         Mutual Financial Services Fund
                              Mutual Qualified Fund
                               Mutual Shares Fund

                      FRANKLIN REAL ESTATE SECURITIES TRUST
                      Franklin Real Estate Securities Fund

                      FRANKLIN STRATEGIC MORTGAGE PORTFOLIO

                            FRANKLIN STRATEGIC SERIES
                         Franklin Aggressive Growth Fund
                      Franklin Biotechnology Discovery Fund
                             Franklin Blue Chip Fund
                          Franklin Flex Cap Growth Fund
                       Franklin Global Communications Fund
                        Franklin Global Health Care Fund
                         Franklin Large Cap Growth Fund
                         Franklin Natural Resources Fund
                       Franklin Small-Mid Cap Growth Fund
                        Franklin Small Cap Growth Fund II
                         Franklin Strategic Income Fund
                            Franklin Technology Fund
                          Franklin U.S. Long-Short Fund

                   FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
                  Franklin Templeton Conservative Target Fund
                    Franklin Templeton Moderate Target Fund
                      Franklin Templeton Growth Target Fund

                         FRANKLIN TEMPLETON GLOBAL TRUST
                      Franklin Templeton Hard Currency Fund

                     FRANKLIN TEMPLETON INTERNATIONAL TRUST
                   Templeton Foreign Smaller Companies Fund
                        Templeton Global Long-Short Fund
                          Templeton Pacific Growth Fund

                         FRANKLIN VALUE INVESTORS TRUST
                     Franklin Balance Sheet Investment Fund
                          Franklin Large Cap Value Fund
                          Franklin MicroCap Value Fund
                          Franklin Small Cap Value Fund

                       TEMPLETON DEVELOPING MARKETS TRUST

                        TEMPLETON GLOBAL INVESTMENT TRUST
                      Templeton International (Ex EM) Fund
                          Templeton Latin America Fund

                      TEMPLETON GLOBAL OPPORTUNITIES TRUST

The statement of additional information is amended as follows:

I. BUYING AND SELLING SHARES - WAIVERS FOR CERTAIN INVESTORS

FOR ALL FUNDS

Add the following as a bullet point under "Waivers for certain investors" under "Buying and Selling Shares"

 o Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code of 1986, as amended

II. BUYING AND SELLING SHARES - RETIREMENT PLANS

FOR ALL FUNDS

"Retirement Plans" under "Buying and Selling Shares" is replaced with the following:

 RETIREMENT PLANS. Effective January 1, 2003, (i) individual retirement accounts with investments of $1 million or more, (ii) Employer Sponsored Retirement Plans that are DCS Plans, with assets of $10 million or more, (iii) Employer Sponsored Retirement Plans that are not DCS Plans with assets of $1 million or more, (iv) DCS Plans with assets of less than $10 million if Class R shares are not offered on a particular fund, and (v) investors who open a Franklin Templeton IRA Rollover with less than $1 million from a retirement plan that offered Franklin Templeton funds (except C shares) other than a current or former Franklin Templeton employee or as the result of a spousal rollover, a QDRO or a rollover of assets from a same employer sponsored Franklin Templeton money purchase pension plan in existence prior to January 1, 2003, to a new or existing Franklin Templeton profit sharing plan, are eligible to purchase Class A shares without an initial sales charge.

 A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section
 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

 An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

 A "DCS Plan" is an Employer Sponsored Retirement Plan that (i) has contracted for current participant level record keeping with the Defined Contribution Services (DCS) division of Franklin Templeton Investor Services; or (ii) is receiving current DCS services by contracting with the entity identified in DCS promotional material for participant level record keeping related to those DCS services.

 Retirement plans that are not Qualified Retirement Plans, SIMPLEs (savings incentive match plans for employees) or SEPs (employer sponsored simplified employee pension plans established under section 408(k) of the Internal Revenue
 Code) must meet the group purchase requirements described above to be able to buy Class A shares without an initial sales charge. We may enter into a special arrangement with a securities dealer, based on criteria established by the Fund, to add together certain small Qualified Retirement Plan accounts for the purpose of meeting these requirements.

FOR TEMPLETON DEVELOPING MARKETS TRUST AND TEMPLETON GLOBAL OPPORTUNITIES TRUST

Add the following paragraph to the above section "Buying and Selling Shares - Retirement plans":

 Any retirement plan that does not meet the requirements to buy Class A shares without an initial sales charge and that was a shareholder of the Fund on or before February 1, 1995, may buy shares of the Fund subject to a maximum initial sales charge of 4% of the offering price, 3.2% of which will be retained by securities dealers.

III. BUYING AND SELLING SHARES - DEALER COMPENSATION

FOR ALL FUNDS

The third and fourth paragraphs under "Buying and Selling Shares - Dealer compensation " are replaced with the following:

 Distributors or one of its affiliates may pay up to 1% on sales of $1 million to $4 million, plus 0.50% on sales over $4 million to $50 million, plus 0.25% on sales over $50 million, out of its own resources, to securities dealers who initiate and are responsible for purchases of Class A shares without an initial sales charge by DCS Plans and retirement plans for which a Distributors' affiliate serves as trustee or custodian. These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 18 months of the calendar month of purchase. Other conditions may apply. Other terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

 In addition to the payments above, Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton funds. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton funds. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton funds; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton Investments. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

IV. BUYING AND SELLING SHARES - CONTINGENT DEFERRED SALES CHARGE (CDSC)

FOR ALL FUNDS THAT OFFER CLASS A AND/OR CLASS C AND/OR CLASS R SHARES

 "Contingent Deferred Sales Charge" under "Buying and Selling Shares" is replaced with the following:

 CONTINGENT DEFERRED SALES CHARGE (CDSC) If you invest $1 million or more in Class A, Class C or Class R shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any shares you sell within 18 months of purchase. For purchases of Class A shares made prior to February 1, 2002, a CDSC may apply to shares redeemed within 12 months of purchase. Except for Employer Sponsored Retirement Plans that (i) are DCS Plans; (ii) have contracted with a Distributors' affiliate for plan trustee services; or (iii) first purchased fund shares after January 1, 2003, there is a CDSC applied at the plan level based on the plan's initial investment for R shares sold within 18 months of purchase. The CDSC is 1% of the value of the shares sold or the net asset value at the time of purchase, whichever is less. A CDSC will not apply to Class A purchased by an Employer Sponsored Retirement Plan that is not a DCS Plan and has not contracted with a Distributors' affiliate for plan trustee services.

V. BUYING AND SELLING SHARES - CDSC WAIVERS

FOR ALL FUNDS

"CDSC waivers" under "Buying and Selling Shares" is replaced with the following:

 CDSC WAIVERS. The CDSC for any share class generally will be waived for:

 o Account fees

 o Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) the securities dealer of record has entered into a supplemental agreement with Distributors

 o Redemptions of shares by investors if the securities dealer of record at the time of purchase waived its commission in connection with the purchase or if Distributors did not pay a prepaid commission

 o Redemptions by the Fund when an account falls below the minimum required account size

 o Redemptions following the death of the shareholder or beneficial owner

 o Redemptions through a systematic withdrawal plan set up before February 1,
   1995

 o Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan

 o Redemptions by a DCS Plan or an Employer Sponsored Retirement
   Plan that has contracted with a Distributors' affiliate for plan trustee services (not applicable to Class B)

 o Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy (for Class B, this applies to all retirement plan accounts, not only IRAs)

 o Returns of excess contributions (and earnings, if applicable) from retirement plan accounts

 o Participant initiated distributions from an Employer Sponsored
   Retirement Plan or participant initiated exchanges among investment choices offered by an Employer Sponsored Retirement Plan (not applicable to Class B)

 o Any trust or plan established as part of a qualified tuition program under
   Section 529 of the Internal Revenue Code, as amended

               Please keep this supplement for future reference





























FRANKLIN STRATEGIC SERIES


FRANKLIN AGGRESSIVE GROWTH FUND
FRANKLIN LARGE CAP GROWTH FUND
FRANKLIN SMALL CAP GROWTH FUND II
FRANKLIN SMALL-MID CAP GROWTH FUND

ADVISOR CLASS

STATEMENT OF ADDITIONAL INFORMATION
SEPTEMBER 1, 2002

[Insert Franklin Templeton Investments logo]

P.O. BOX 997151, SACRAMENTO, CA 95899-9983  1-800/DIAL BEN(R)

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Funds' prospectus. The Funds' prospectus, dated September 1, 2002, which we may amend from time to time, contains the basic information you should know before investing in a Fund. You should read this SAI together with the Funds' prospectus.

The audited financial statements and auditor's report in the Funds' Annual Report to Shareholders, for the fiscal year ended April 30, 2002, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call 1-800/DIAL BEN (1-800/342-5236).

CONTENTS
Goals, Strategies and Risks ...........................  2
Officers and Trustees ................................. 15
Management and Other Services ......................... 20
Portfolio Transactions ................................ 23
Distributions and Taxes ............................... 24
Organization, Voting Rights
 and Principal Holders ................................ 27
Buying and Selling Shares ............................. 29
Pricing Shares ........................................ 31
The Underwriter ....................................... 32
Performance ........................................... 32
Miscellaneous Information ............................. 36
Description of Ratings ................................ 37

-------------------------------------------------------------------------------
MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENT PRODUCTS:
-------------------------------------------------------------------------------

o ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT;

o  ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK;

o  ARE SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF
   PRINCIPAL.
-------------------------------------------------------------------------------



GOALS, STRATEGIES AND RISKS
-------------------------------------------------------------------------------

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when a Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security a Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

Each Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of a Fund's outstanding shares or (ii) 67% or more of a Fund's shares present at a shareholder meeting if more than 50% of a Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

FRANKLIN AGGRESSIVE GROWTH FUND
(AGGRESSIVE GROWTH FUND)

FUNDAMENTAL INVESTMENT POLICIES

The Fund's investment goal is capital appreciation.

The Fund may not:

1. Borrow money, except that the Fund may borrow money from banks or affiliated investment companies to the extent permitted by the Investment Company Act of 1940 (1940 Act), or any exemptions therefrom that may be granted by the Securities and Exchange Commission (SEC), or for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed).

2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goal and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.

4. Purchase or sell real estate and commodities, except that the Fund may buy or sell securities of real estate investment trusts, may purchase or sell currencies, may enter into forward contracts and futures contracts on securities, currencies, and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

5. Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act, and any rule or order thereunder, or SEC staff interpretations thereof.

6. Concentrate (invest more than 25% of its total assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

7. Buy the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of such Fund's total assets may be invested without regard to such 5% and 10% limitations.

NON-FUNDAMENTAL INVESTMENT POLICIES

1. Borrowings under fundamental investment restriction number 1 above may not exceed 15% of the value of the Fund's total assets (including the amount borrowed).

2. The Fund intends to limit its investments in foreign securities to no more than 10% of its total assets.


FRANKLIN LARGE CAP GROWTH FUND (LARGE CAP FUND)

FUNDAMENTAL INVESTMENT POLICIES

The Fund's principal investment goal is long-term capital appreciation.

The Fund may not:

1. Borrow money, except that the Fund may borrow money from banks or affiliated investment companies to the extent permitted by the 1940 Act, or any exemptions therefrom which may be granted by the SEC, or for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed).

2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goal and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom that may be granted by the SEC.

4. Purchase or sell real estate and commodities, except that the Fund may buy or sell securities of real estate investment trusts and may enter into financial futures contracts, options thereon, and forward contracts.

5. Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts or repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof.

6. Concentrate (invest more than 25% of its total assets) in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

7. Buy the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of such Fund's total assets may be invested without regard to such 5% and 10% limitations.

NON-FUNDAMENTAL INVESTMENT POLICIES

1. The Fund may also seek current income incidental to long-term capital appreciation,

2.  The Fund may invest up to 25% of its total assets in foreign securities.


FRANKLIN SMALL CAP GROWTH FUND II (SMALL CAP FUND II)

FUNDAMENTAL INVESTMENT POLICIES

The Fund's investment goal is long-term capital growth.

The Fund may not:

1. Borrow money, except that the Fund may borrow money from banks or affiliated investment companies to the extent permitted by the 1940 Act, or any exemptions therefrom which may be granted by the SEC, or for temporary or emergency purposes and then in an amount not exceeding 33 1/3% of the value of the Fund's total assets (including the amount borrowed).

2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3. Make loans to other persons except (a) through the lending of its portfolio securities, (b) through the purchase of debt securities, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (c) to the extent the entry into a repurchase agreement is deemed to be a loan. The Fund may also make loans to affiliated investment companies to the extent permitted by the 1940 Act or any exemptions therefrom which may be granted by the SEC.

4. Purchase or sell real estate and commodities, except that the Fund may purchase or sell securities of real estate investment trusts, may purchase or sell currencies, may enter into futures contracts on securities, currencies, and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

5. Issue securities senior to the Fund's presently authorized shares of beneficial interest, except that this restriction shall not be deemed to prohibit the Fund from (a) making any permitted borrowings, loans, mortgages or pledges, (b) entering into options, futures contracts, forward contracts, repurchase transactions or reverse repurchase transactions, or (c) making short sales of securities to the extent permitted by the 1940 Act and any rule or order thereunder, or SEC staff interpretations thereof.

6. Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if immediately after such investment (a) more than 5% of the value of the Fund's total assets would be invested in such issuer or (b) More than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% limitations.

7. Invest more than 25% of the Fund's assets (at the time of the most recent investment) in any industry, except that all or substantially all of the assets of the Fund may be invested in another registered investment company having the same investment goal and policies as the Fund.

NON-FUNDAMENTAL INVESTMENT POLICIES

1. The Fund may invest up to 25% of its total assets in foreign securities, including those of developing or emerging markets. The Fund currently intends to limit its investment in foreign securities to 10% of its total assets.

2.  The Fund may invest up to 10% of its total assets in REITs.

3. The Fund will not invest in securities issued without stock certificates or comparable stock documents.

4. The Fund may not invest more than 10% of its net assets in securities of issuers with less than three years continuous operation, including the operation of predecessor companies.

5. The Fund may invest up to 5% of its total assets in corporate debt securities that the manager believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from debt securities is incidental to the Fund's investment goal. The Fund may buy both rated and unrated debt securities. The Fund will invest in securities rated B or better by Moody's or S&P or unrated securities of comparable quality. Currently, however, the Fund does not intend to invest more than 5% of its assets in debt securities (including convertible debt securities) rated lower than BBB by S&P or Baa by Moody's or unrated securities of comparable quality.

FRANKLIN SMALL-MID CAP GROWTH FUND  (SMALL-MID CAP FUND)

FUNDAMENTAL INVESTMENT POLICIES

The Fund's investment goal is long-term capital growth.

The Fund may not:

 1. Purchase the securities of any one issuer (other than obligations of the U.S., its agencies or instrumentalities) if immediately thereafter, and as a result of the purchase, the Fund would (a) have invested more than 5% of the value of its total assets in the securities of the issuer, or (b) hold more than 10% of any voting class of the securities of any one issuer;

 2. Make loans to other persons, except by the purchase of bonds, debentures or similar obligations which are publicly distributed or of a character usually acquired by institutional investors or through loans of the Fund's portfolio securities, or to the extent the entry into a repurchase agreement may be deemed a loan;

 3. Borrow money (does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities), except in the form of reverse repurchase agreements or from banks in order to meet redemption requests that might otherwise require the untimely disposition of portfolio securities or for other temporary or emergency (but not investment) purposes, in an amount up to 10% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments;

 4. Invest more than 25% of the Fund's assets (at the time of the most recent investment) in any single industry;

 5. Underwrite securities of other issuers or invest more than 10% of its assets in securities with legal or contractual restrictions on resale (although the Fund may invest in such securities to the extent permitted under the federal securities laws, for example, transactions between the Fund and Qualified Institutional Buyers subject to Rule 144A under the Securities Act of 1933) or which are not readily marketable, or which have a record of less than three years continuous operation, including the operations of any predecessor companies, if more than 10% of the Fund's total assets would be invested in such companies;

 6. Invest in securities for the purpose of exercising management or control of the issuer;

 7. Maintain a margin account with a securities dealer or invest in commodities and commodity contracts (except that the Fund may engage in financial futures, including stock index futures, and options on stock index futures) or lease or acquire any interests, including interests issued by limited partnerships (other than publicly traded equity securities) in oil, gas, or other mineral exploration or development programs, or invest in excess of 5% of its total assets in options unrelated to the Fund's transactions in futures, including puts, calls, straddles, spreads, or any combination thereof;

 8. Effect short sales, unless at the time the Fund owns securities equivalent in kind and amount to those sold (which will normally be for deferring recognition of gains or losses for tax purposes). The Fund does not currently intend to employ this investment technique;

 9. Invest directly in real estate, real estate limited partnerships or illiquid securities issued by real estate investment trusts (the Fund may, however, invest in marketable securities issued by real estate investment trusts);

10. Invest in the securities of other investment companies, except where there is no commission other than the customary brokerage commission or sales charge, or except that securities of another investment company may be acquired pursuant to a plan of reorganization, merger, consolidation or acquisition, and except where the Fund would not own, immediately after the acquisition, securities of the investment companies which exceed in the aggregate i) more than 3% of the issuer's outstanding voting stock, ii) more than 5% of the Fund's total assets, and iii) together with the securities of all other investment companies held by the Fund, exceed, in the aggregate, more than 10% of the Fund's total assets. The Fund may invest in shares of one or more money market funds managed by the manager or its affiliates; and

11. Purchase from or sell to its officers and trustees, or any firm of which any officer or trustee is a member, as principal, any securities, but may deal with such persons or firms as brokers and pay a customary brokerage commission; or purchase or retain securities of any issuer, if to the knowledge of the Trust, one or more of the officers or trustees of the Trust, or the manager, own beneficially more than one-half of 1% of the securities of such issuer and all such officers and trustees together own beneficially more than 5% of such securities.

NON-FUNDAMENTAL INVESTMENT POLICIES

1. The Fund may not pledge, mortgage or hypothecate its assets as securities for loans, nor to engage in joint or joint and several trading accounts in securities, except that it may: (i) participate in joint repurchase arrangements; (ii) invest in shares of one or more money market funds managed by the manager or its affiliates, to the extent permitted by exemptions granted under the 1940 Act; or (iii) combine orders to buy or sell with orders from other persons to obtain lower brokerage commissions.

2. The Fund may invest up to 25% of its total assets in foreign securities, including those of developing or emerging markets. The Fund currently intends to limit its investment in foreign securities to 10% of its total assets.

3.  The Fund may invest up to 10% of its total assets in REITs.

4. The Fund will not invest in securities issued without stock certificates or comparable stock documents.

5. The Fund may not invest more than 10% of its net assets in securities of issuers with less than three years continuous operation.

6. The Fund may invest up to 5% of its total assets in corporate debt securities that the manager believes have the potential for capital appreciation as a result of improvement in the creditworthiness of the issuer. The receipt of income from debt securities is incidental to the Fund's investment goal. The Fund may buy both rated and unrated debt securities. The Fund will invest in securities rated B or better by Moody's or S&P or unrated securities of comparable quality.

INVESTMENTS, TECHNIQUES, STRATEGIES AND THEIR RISKS

In trying to achieve its investment goals, each Fund may invest (unless otherwise indicated) in the following types of securities or engage in the following types of transactions:

BIOTECHNOLOGY COMPANIES The biotechnology industry is subject to extensive government regulation. The industry will be affected by government regulatory requirements, regulatory approval for new drugs and medical products, patent considerations, product liability, and similar matters. For example, in the past several years, the U.S. Congress has considered legislation concerning healthcare reform and changes to the U.S. Food and Drug Administration's (FDA) approval process. If such legislation is passed it may affect the biotechnology industry. As these factors impact the biotechnology industry, the value of your shares may fluctuate significantly over relatively short periods of time.

Because the biotechnology industry is relatively new, investors may be quick to react to developments that affect the industry. In the past, biotechnology securities have exhibited considerable volatility in reaction to research and other developments. In comparison to more developed industries, there may be a thin trading market in biotechnology securities, and adverse developments in the biotechnology industry may be more likely to result in decreases in the value of biotechnology stocks.

Biotechnology companies are often small, start-up ventures whose products are only in the research stage. Only a limited number of biotechnology companies have reached the point of approval of products by the FDA and subsequent commercial production and distribution of such products. Therefore, the success of investments in the biotechnology industry is often based upon speculation and expectations about future products, research progress, and new product filings with regulatory authorities. Such investments are speculative and may drop sharply in value in response to regulatory or research setbacks.

CONVERTIBLE SECURITIES Although each Fund may invest in convertible securities without limit, the Aggressive Growth Fund and Large Cap Fund currently intend to limit these investments to no more than 5% of net assets. The Small Cap Fund II and Small-Mid Cap Fund may also invest in enhanced convertible securities.

A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

A convertible security is usually issued by an operating company or an investment bank. When issued by an operating company, a convertible security tends to be senior to common stock, but subordinate to other types of fixed-income securities issued by that company. When a convertible security issued by an operating company is "converted," the operating company often issues new stock to the holder of the convertible security, but if the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock. If the convertible security is issued by an investment bank, the security is an obligation of and is convertible through the issuing investment bank.

The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer. In addition, a convertible security may be subject to redemption by the issuer, but only after a specified date and under circumstances established at the time the security is issued.

While each Fund uses the same criteria to rate a convertible debt security that it uses to rate a more conventional debt security, a convertible preferred stock is treated like a preferred stock for the Fund's financial reporting, credit rating, and investment limitation purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so that its market value is dependent on the issuer's business prospects for an indefinite period of time. In addition, distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for corporate tax purposes.

ENHANCED CONVERTIBLE SECURITIES. In addition to "plain vanilla" convertibles, a number of different structures have been created to fit the characteristics of specific investors and issuers. Examples of these enhanced characteristics for investors include yield enhancement, increased equity exposure or enhanced downside protection. From an issuer's perspective, enhanced structures are designed to meet balance sheet criteria, interest/ dividend payment deductibility and reduced equity dilution. The following are descriptions of common structures of enhanced convertible securities.

Mandatorily convertible securities (e.g., ACES, DECS, PRIDES, SAILS - each issuer has a different acronym for its version of these securities) are considered the most equity-like of convertible securities. At maturity these securities are mandatorily convertible into common stock offering investors some form of yield enhancement in return for some of the upside potential in the form of a conversion premium. Typical characteristics of mandatories include: issued as preferred stock, convertible at premium, pay fixed quarterly dividend (typically 500 to 600 basis points higher than common stock dividend), and are non-callable for the life of the security (usually three to five years). An important feature of mandatories is that the number of shares received at maturity is determined by the difference between the price of the common stock at maturity and the price of the common stock at issuance.

Enhanced convertible preferred securities (e.g., QUIPS, TOPrS, and TECONS) are, from an investor's viewpoint, essentially convertible preferred securities, i.e., they are issued as preferred stock convertible into common stock at a premium and pay quarterly dividends. Through this structure the company establishes a wholly owned special purpose vehicle whose sole purpose is to issue convertible preferred stock. The proceeds of the convertible preferred stock offering pass through to the company. The company then issues a convertible subordinated debenture to the special purpose vehicle. This convertible subordinated debenture has identical terms to the convertible preferred issued to investors. Benefits to the issuer include increased equity credit from rating agencies and the deduction of coupon payments for tax purposes.

A company divesting a holding in another company often uses exchangeable securities. The primary difference between exchangeables and standard convertible structures is that the issuing company is a different company from that of the underlying shares.

Yield enhanced stock (YES, also known as PERCS) mandatorily converts into common stock at maturity and offers investors a higher current dividend than the underlying common stock. The difference between these structures and other mandatories is that the participation in stock price appreciation is capped.

Zero-coupon and deep-discount convertible bonds (OID and LYONs) include the following characteristics: no or low coupon payments, imbedded put options allowing the investor to put them on select dates prior to maturity, call protection (usually three to five years), and lower than normal conversion premiums at issuance. A benefit to the issuer is that while no cash interest is actually paid, the accrued interest may be deducted for tax purposes. Because of their put options, these bonds tend to be less sensitive to changes in interest rates than either long maturity bonds or preferred stocks. The put options also provide enhanced downside protection while retaining the equity participation characteristics of traditional convertible bonds.

An investment in an enhanced convertible security or any other security may involve additional risks. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and the Fund's ability to dispose of particular securities, when necessary, to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the credit worthiness of an issuer. Reduced liquidity in the secondary market for certain securities also may make it more difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio.

DEBT SECURITIES A debt security typically has a fixed payment schedule which obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in a Fund's net asset value.

DERIVATIVE SECURITIES The Funds' transactions in options, futures, and options on futures involve certain risks. These risks include, among others, the risk that the effectiveness of a transaction depends on the degree that price movements in the underlying securities, index, or currency correlate with price movements in the relevant portion of the Fund's portfolio. The Fund bears the risk that the prices of its portfolio securities will not move in the same amount as the option or future it has purchased, or that there may be a negative correlation that would result in a loss on both the underlying securities and the derivative security.

In addition, adverse market movements could cause a Fund to lose up to its full investment in a call option contract and/or to experience substantial losses on an investment in a futures contract. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option.

Positions in exchange traded options and futures may be closed out only on an exchange that provides a secondary market. There can be no assurance that a liquid secondary market will exist for any particular option or futures contract or related option at any specific time. Thus, it may not be possible to close an option or futures position. The inability to close options or futures positions may have an adverse impact on a Fund's ability to effectively hedge its securities. Furthermore, if the Fund is unable to close out a position and if prices move adversely, the Fund will have to continue to make daily cash payments to maintain its required margin. If a Fund does not have sufficient cash to do this, it may have to sell portfolio securities at a disadvantageous time. The Funds will enter into an option or futures position only if there appears to be a liquid secondary market for the options or futures.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or by entering into a closing sale transaction with the dealer that issued it. When a Fund writes an OTC option, it generally can close out that option before its expiration only by entering into a closing purchase transaction with the dealer to which the Fund originally wrote it.

OPTIONS, FUTURES, AND OPTIONS ON FUTURES. A stock option is a contract that provides the holder the right to buy or sell shares of the stock at a fixed price, within a specified period of time. An option on a stock index is a contract that allows the buyer of the option the right to receive from the seller cash, in an amount equal to the difference between the index's closing price and the option's exercise price. A futures contract is an obligation to buy or sell a specified security or currency at a set price on a specified future date. A stock index futures contract is an agreement to take or make delivery of an amount of cash based on the difference between the value of the index at the beginning and end of the contract period. Options, futures, and options on futures are considered "derivative securities."

Each Fund may buy and sell options on securities and securities indices. The Funds may only buy options if the premiums paid for such options total 5% or less of net assets.

Each Fund may buy and sell futures contracts for securities and currencies. Each Fund may also buy and sell securities index futures and options on securities index futures. Each Fund may invest in futures contracts only to hedge against changes in the value of its securities or those it intends to buy. The Funds will not enter into a futures contract if the amounts paid for open contracts, including required initial deposits, would exceed 5% of net assets.

The Funds may take advantage of opportunities in the area of options, futures, and options on futures and any other derivative investments that are not presently contemplated for use by the Funds or that are not currently available but which may be developed, to the extent such opportunities are consistent with the Funds' investment goals and legally permissible for the Funds.

OPTIONS. The Funds may buy or write (sell) put and call options on securities listed on a national securities exchange and in the over-the-counter (OTC) market. All options written by the Funds will be covered. The Funds may also buy or write put and call options on securities indices. Options written by the Aggressive Growth and Large Cap Funds will be for portfolio hedging purposes only.

A call option written by the Fund is covered if the Fund (a) owns the underlying security that is subject to the call or (b) has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian bank) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security and in the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or
(b) greater than the exercise price of the call written if the difference is held in cash or high-grade debt securities in a segregated account with the Fund's custodian bank.

A put option written by the Fund is covered if the Fund maintains cash or high-grade debt securities with a value equal to the exercise price of the written put in a segregated account with its custodian bank. A put is also covered if the Fund holds a put on the same security and in the same principal amount as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written.

The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.

The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or purchased, in the case of a put option, since the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the market value of the underlying security at that time.

If the writer of an option wants to terminate its obligation, the writer may effect a "closing purchase transaction" by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel the writer's position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the holder of an option may liquidate its position by effecting a "closing sale transaction" by selling an option of the same series as the option previously purchased. There is no guarantee that either a closing purchase or a closing sale transaction may be made at the time desired by the Fund.

Effecting a closing transaction in the case of a written call option allows the Fund to write another call option on the underlying security with a different exercise price, expiration date or both. In the case of a written put option, a closing transaction allows the Fund to write another covered put option. Effecting a closing transaction also allows the cash or proceeds from the sale of any securities subject to the option to be used for other Fund investments. If the Fund wants to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or at the same time as the sale of the security.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to buy the option. Likewise, the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to buy the option. Increases in the market price of a call option will generally reflect increases in the market price of the underlying security. As a result, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Fund.

The writing of covered put options involves certain risks. For example, if the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Fund may elect to close the position or take delivery of the security at the exercise price. The Fund's return will be the premium received from the put option minus the amount by which the market price of the security is below the exercise price.

A Fund may buy call options on securities it intends to buy in order to limit the risk of a substantial increase in the market price of the security before the purchase is effected. A Fund may also buy call options on securities held in its portfolio and on which it has written call options. Prior to its expiration, a call option may be sold in a closing sale transaction. Profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the call option plus any related transaction costs.

A Fund may buy put options on securities in an attempt to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option. The ability to buy put options allows the Fund to protect the unrealized gain in an appreciated security in its portfolio without actually selling the security. In addition, the Fund continues to receive interest or dividend income on the security. The Fund may sell a put option it has previously purchased prior to the sale of the security underlying the option. The sale of the option will result in a net gain or loss depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid for the put option. Any gain or loss may be wholly or partially offset by a change in the value of the underlying security that the Fund owns or has the right to acquire.

A Fund may write covered put and call options and buy put and call options that trade in the OTC market to the same extent that it may engage in exchange traded options. Like exchange traded options, OTC options give the holder the right to buy, in the case of OTC call options, or sell, in the case of OTC put options, an underlying security from or to the writer at a stated exercise price. However, OTC options differ from exchange-traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation. Thus, there is a risk of non-performance by the dealer. Because there is no exchange, pricing is typically done based on information from market makers. OTC options are available for a greater variety of securities and in a wider range of expiration dates and exercise prices, however, than exchange traded options, and the writer of an OTC option is paid the premium in advance by the dealer.

Call and put options on stock indices are similar to options on securities except, rather than the right to buy or sell stock at a specified price, options on a stock index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying stock index is greater than (or less than, in the case of a put) the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike stock options, all settlements are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks.

When a Fund writes an option on a stock index, the Fund will establish a segregated account with its custodian bank containing cash or high quality fixed-income securities in an amount at least equal to the market value of the underlying stock index. The Fund will maintain the account while the option is open or will otherwise cover the transaction.

FINANCIAL FUTURES. The Funds may enter into contracts for the purchase or sale of futures contracts based upon financial indices (financial futures). Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver such cash value called for by the contract on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to take delivery of the cash value called for by the contract at a specified date. The purpose of the acquisition or sale of a futures contract is to attempt to protect the Fund from fluctuations in price of portfolio securities without actually buying or selling the underlying security. Futures contracts have been designed by exchanges designated "contracts markets" by the Commodity Futures Trading Commission (CFTC) and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.

The Funds will not engage in transactions in futures contracts or related options for speculation, but only as a hedge against changes resulting from market conditions in the values of its securities or securities that they intend to buy and, to the extent consistent therewith, to accommodate cash flows. The Funds will not enter into any stock index or financial futures contract or related option if, immediately thereafter, more than one third of total assets would be represented by futures contracts or related options. In addition, the Funds may not buy or sell futures contracts or buy or sell related options if, immediately thereafter, the sum of the amount of initial deposits on existing financial futures and premiums paid on options on financial futures contracts would exceed 5% of total assets (taken at current value). To the extent a Fund enters into a futures contract or related call option, it will maintain with its custodian bank, to the extent required by the rules of the SEC, assets in a segregated account to cover its obligations with respect to such contract which will consist of cash, cash equivalents or high quality debt securities from its portfolio in an amount equal to the market value of such futures contract or related option.

STOCK INDEX FUTURES. The Funds may buy and sell stock index futures contracts. A stock index futures contract obligates the seller to deliver (and the buyer to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The Funds may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of their equity securities that might otherwise result. When a Fund is not fully invested in stocks and anticipates a significant market advance, it may buy stock index futures in order to gain rapid market exposure that may in part or entirely offset increases in the cost of common stocks that it intends to buy.

OPTIONS ON STOCK INDEX FUTURES. The Funds may buy and sell call and put options on stock index futures to hedge against risks of market price movements. The need to hedge against these risks will depend on the extent of diversification of the Fund's common stock portfolio and the sensitivity of such investments to factors influencing the stock market as a whole.

Call and put options on stock index futures are similar to options on securities except that, rather than the right to buy or sell stock at a specified price, options on stock index futures give the holder the right to receive cash. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day before the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the futures contract on the expiration date.

BOND INDEX FUTURES AND RELATED OPTIONS. The Small Cap Fund II and Small-Mid Cap Fund may buy and sell futures contracts based on an index of debt securities and options on such futures contracts to the extent they currently exist and, in the future, may be developed. These Funds reserve the right to conduct futures and options transactions based on an index that may be developed in the future to correlate with price movements in certain categories of debt securities. The Funds' investment strategies in employing futures contracts based on an index of debt securities will be similar to that used in other financial futures transactions. The Small Cap Fund II and Small-Mid Cap Fund may also buy and write put and call options on bond index futures and enter into closing transactions with respect to such options.

FUTURES CONTRACTS FOR SECURITIES AND CURRENCIES. The Funds may buy and sell futures contracts for securities, and currencies. These Funds may also enter into closing purchase and sale transactions with respect to these futures contracts. The Funds will engage in futures transactions only for bona fide hedging or other appropriate risk management purposes. All futures contracts entered into by the Funds are traded on U.S. exchanges or boards of trade licensed and regulated by the CFTC or on foreign exchanges.

When securities prices are falling, a Fund may offset a decline in the value of its current portfolio securities through the sale of futures contracts. When prices are rising, a Fund can attempt to secure better prices than might be available when it intends to buy securities through the purchase of futures contracts. Similarly, a Fund can sell futures contracts on a specified currency in an attempt to protect against a decline in the value of that currency and its portfolio securities denominated in that currency. A Fund can buy futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that the Fund has purchased or expects to buy.

Positions taken in the futures markets are not normally held to maturity, but are liquidated through offsetting transactions that may result in a profit or a loss. While the Funds' futures contracts on securities and currencies will usually be liquidated in this manner, the Funds may instead make or take delivery of the underlying securities or currencies whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currencies are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

To the extent a Fund enters into a futures contract, it will deposit in a segregated account with its custodian bank cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the initial margin), as required by the relevant contract market and futures commission merchant. The futures contract will be marked-to-market daily. Should the value of the futures contract decline relative to the Fund's position, the Fund, if required by law, will pay the futures commission merchant an amount equal to the change in value.

FINANCIAL FUTURES CONTRACTS - GENERAL. Although financial futures contracts by their terms call for the actual delivery or acquisition of securities, or the cash value of the index, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities or cash. A contractual obligation is offset by buying (or selling, as the case may be) on a commodities exchange an identical financial futures contract calling for delivery in the same month. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities or cash. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Funds will incur brokerage fees when they buy or sell financial futures contracts.

EQUITY SECURITIES The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have greater or lesser voting rights. Equity securities may also include convertible securities, warrants, or rights. Warrants or rights give the holder the right to purchase a common stock at a given time for a specified price.

FOREIGN SECURITIES The value of foreign (and U.S.) securities is affected by general economic conditions and individual company and industry earnings prospects. While foreign securities may offer significant opportunities for gain, they also involve additional risks that can increase the potential for losses in a Fund. These risks can be significantly greater for investments in emerging markets. Investments in depositary receipts also involve some or all of the risks described below.

The political, economic, and social structures of some countries in which the Funds invest may be less stable and more volatile than those in the U.S. The risks of investing in these countries include the possibility of the imposition of exchange controls, expropriation, restrictions on removal of currency or other assets, nationalization of assets, and punitive taxes.

There may be less publicly available information about a foreign company or government than about a U.S. company or public entity. Certain countries' financial markets and services are less developed than those in the U.S. or other major economies. As a result, they may not have uniform accounting, auditing, and financial reporting standards and may have less government supervision of financial markets. Foreign securities markets may have substantially lower trading volumes than U.S. markets, resulting in less liquidity and more volatility than experienced in the U.S. Transaction costs on foreign securities markets are generally higher than in the U.S. The settlement practices may be cumbersome and result in delays that may affect portfolio liquidity. The Funds may have greater difficulty voting proxies, exercising shareholder rights, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in U.S. courts.

The Funds' management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization, or confiscatory taxation, withholding, and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments that could affect investments in securities of issuers in foreign nations.

The Funds may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations, and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

CURRENCY. Some of the Fund's investments may be denominated in foreign currencies. Changes in foreign currency exchange rates will affect the value of what the Fund owns and the Fund's share price. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars.

EURO. On January 1, 1999, the European Economic and Monetary Union (EMU) introduced a new single currency called the euro. Beginning January 1, 2002, the euro, which was implemented in stages, replaced the national currencies of the following participating countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The participating countries currently issue sovereign debt exclusively in the euro. Beginning January 1, 2002, euro-denominated bills and coins replaced the bills and coins of the participating countries.

The new European Central Bank has control over each country's monetary policies. Therefore, the participating countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels.

The change to the euro as a single currency is new and untested. It is not possible to predict the impact of the euro on currency values or on the business or financial condition of European countries and issuers, and issuers in other regions, whose securities the Funds may hold, or the impact, if any, on Fund performance. In the first three years of the euro's existence, the exchange rates of the euro versus many of the world's major currencies steadily declined. In this environment, U.S. and other foreign investors experienced erosion of their investment returns on their euro-denominated securities. The transition and the elimination of currency risk among EMU countries may change the economic environment and behavior of investors, particularly in European markets, but the impact of those changes cannot be assessed at this time.

DEPOSITARY RECEIPTS. American Depositary Receipts (ADRs),European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs) of non-U.S. issuers are interests in a pool of non-U.S. company's securities that have been deposited with a bank or trust company. The bank or trust company then sells interests in the pool to investors in the form of depositary receipts. Depositary receipts can be unsponsored or sponsored by the issuer of the underlying securities or by the issuing bank or trust company.

ADRs are usually issued by an American bank or trust company and may be registered for use in U.S. securities markets. Foreign banks or trust companies also may issue them. The Funds consider investments in depositary receipts to be investments in the equity securities of the issuers into which the depositary receipts may be converted.

Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. on exchanges or over-the-counter. While ADRs do not eliminate all the risks associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales and certain foreign securities markets trading risks. In general, there is a large, liquid market in the U.S. for ADRs quoted on a national securities exchange or on the Nasdaq. The information available for ADRs is subject to the accounting, auditing, and financial reporting standards of the U.S. market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

Depositary receipts may be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs, and there may not be a correlation between such information and the market value of the depositary receipts.

HEALTH TECHNOLOGY COMPANIES The value of health technology companies may be affected by a variety of government actions. For example, the activities of some health technology companies may be funded or subsidized by federal and state governments. If government subsidies are discontinued, the profitability of these companies could be adversely affected. Stocks of these companies will be affected by government policies on health technology reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. Health technology companies are also subject to legislative risk, which is the risk of a reform of the health technology system through legislation. Health technology companies may face lawsuits related to product liability issues. Also, many products and services provided by health technology companies are subject to rapid obsolescence. The value of an investment in a Fund may fluctuate significantly over relatively short periods of time.

ILLIQUID SECURITIES Each Fund's policy is not to invest more than 10% of its net assets in illiquid securities. Illiquid securities are generally any security that cannot be sold within seven days in the normal course of business at approximately the amount at which the Fund has valued them.

Each Fund does not consider securities that it acquires outside of the U.S. and that are publicly traded in the U.S. or on a foreign securities market to be illiquid assets if: (a) the Fund reasonably believes it can readily dispose of the securities for cash in the U.S. or foreign market, or (b) current market quotations are readily available. Each Fund will not acquire the securities of foreign issuers outside of the U.S. if, at the time of acquisition, the Fund has reason to believe that it could not resell the securities in a public trading market.

The Funds' board of trustees has authorized the Funds to invest in legally restricted securities (such as those issued pursuant to an exemption from the registration requirements of the federal securities laws) where such investments are consistent with a Fund's investment objective. To the extent the manager determines there is a liquid institutional or other market for these securities, the Fund considers them to be liquid securities. An example of these securities are restricted securities that may be freely transferred among qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended, and for which a liquid institutional market has developed. The Funds' board of trustees will review any determination by the manager to treat a restricted security as a liquid security on an ongoing basis, including the manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the manager and the Funds' board of trustees will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent a Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may increase if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

The sale of restricted or illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than the sale of securities eligible for trading on national securities exchanges or in the OTC markets. Restricted securities often sell at a price lower than similar securities that are not subject to restrictions on resale.

144A SECURITIES. Subject to its liquidity limitation, each Fund may invest in certain unregistered securities which may be sold under Rule 144A of the Securities Act of 1933 (144A securities). Due to changing market or other factors, 144A securities may be subject to a greater possibility of becoming illiquid than securities that have been registered with the SEC for sale. In addition, a Fund's purchase of 144A securities may increase the level of the security's illiquidity, as some institutional buyers may become uninterested in purchasing such securities after the Fund has purchased them.

LOANS OF PORTFOLIO SECURITIES To generate additional income, each Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. These loans may not exceed the following percentages of the value of the Fund's total assets, measured at the time of the most recent loan: Aggressive Growth and Large Cap Funds, 33 1/3%; and Small Cap Fund II and Small-Mid Cap Fund, 20%. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with a value at least equal to 100% of the current market value of the loaned securities. A Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. A Fund also continues to receive any distributions paid on the loaned securities. A Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. A Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

LOWER-RATED SECURITIES Although they may offer higher yields than do higher rated securities, low rated and unrated debt securities generally involve greater volatility of price and risk to principal and income, including the possibility of default by, or bankruptcy of the issuers of the securities. In addition, the markets in which low rated and unrated debt securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets for particular securities may diminish a Fund's ability to sell the securities at fair value either to meet redemption requests or to respond to a specific economic event such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain low rated or unrated debt securities may also make it more difficult for a Fund to obtain accurate market quotations for the purposes of valuing the Fund's portfolio. Market quotations are generally available on many low rated or unrated securities only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of low rated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of low rated debt securities may be more complex than for issuers of higher rated securities. The ability of a Fund to achieve its investment goal may, to the extent of investment in low rated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were invested in higher rated securities.

Low rated debt securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of low rated debt securities have been found to be less sensitive to interest rate changes than higher rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in low rated debt securities prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If the issuer of low rated debt securities defaults, a Fund may incur additional expenses to seek recovery.

PRIVATE INVESTMENTS Consistent with their respective investment goals and policies, each Fund may from time to time make private investments in companies whose securities are not publicly traded, including late stage private placements. These investments typically will take the form of letter stock or convertible preferred stock. Because these securities are not publicly traded, there is no secondary market for the securities. Each Fund will treat these securities as illiquid.

Late stage private placements are sales of securities made in non-public, unregistered transactions shortly before a company expects to go public. The Fund may make such investments in order to participate in companies whose initial public offerings are expected to be "hot" issues. There is no public market for shares sold in these private placements and it is possible that initial public offerings will never be completed. Moreover, even after an initial public offering, there may be a limited trading market for the securities or the Fund may be subject to contractual limitations on its ability to sell the shares.

REAL ESTATE SECURITIES Investments in real estate securities are subject to the risks associated with the real estate industry. Economic, regulatory, and social factors that affect the value of real estate will affect the value of real estate securities. These factors include overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, variations in rental income, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates. REITs are subject to risks related to the skill of their management, changes in value of the properties the REITs own, the quality of any credit extended by the REITs, and general economic and other factors.

REPURCHASE AGREEMENTS AND REVERSE REPURCHASE AGREEMENTS Each Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including, to satisfy redemption requests form shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, each Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

The Small Cap Fund II and Small-Mid Cap Fund may also enter into reverse repurchase agreements. Under a reverse repurchase agreement, these Funds agree to sell a security in its portfolio and then to repurchase the security at an agreed-upon price, date, and interest payment. Each Fund will maintain cash or high-grade liquid debt securities with a value equal to the value of the Fund's obligation under the agreement, including accrued interest, in a segregated account with the Fund's custodian bank. The securities subject to the reverse repurchase agreement will be marked-to-market daily. Although reverse repurchase agreements are borrowings under federal securities laws, the Small Cap Fund II and Small-Mid Cap Fund do not treat them as borrowings for purposes of its investment restrictions, provided the segregated account is properly maintained.

SECURITIES INDUSTRY RELATED INVESTMENTS To the extent it is consistent with their respective investment goals and certain limitations under the 1940 Act, the Funds may invest their assets in securities issued by companies engaged in securities related businesses, including companies that are securities brokers, dealers, underwriters or investment advisors. These companies are considered to be part of the financial services industry. Generally, under the 1940 Act, a Fund may not acquire a security or any interest in a securities related business to the extent such acquisition would result in the Fund acquiring in excess of 5% of a class of an issuer's outstanding equity securities or 10% of the outstanding principal amount of an issuer's debt securities, or investing more than 5% of the value of the Fund's total assets in securities of the issuer. In addition, any equity security of a securities-related business must be a marginable security under Federal Reserve Board regulations and any debt security of a securities-related business must be investment grade as determined by the Board. The Funds do not believe that these limitations will impede the attainment of their investment goals.

SMALL AND MID-CAP COMPANIES Market capitalization is defined as the total market value of a company's outstanding stock. Small cap companies generally have market capitalization of up to $1.5 billion at the time of the Fund's investment. The Small Cap Fund II and Small-Mid Cap Fund define small cap companies as those companies with market capitalizations not exceeding: (i) $1.5 billion; or (ii) the highest market cap value in the Russell 2000 Index; whichever is greater, at the time of purchase. The Russell 2000 Index consists of 2,000 small companies that have publicly traded securities. Mid cap companies are companies with market capitalizations not exceeding $8.5 billion at the time of the Fund's investment.

Small cap companies are often overlooked by investors or undervalued in relation to their earnings power. Because small cap companies generally are not as well known to the investing public and have less of an investor following than larger companies, they may provide greater opportunities for long-term capital growth as a result of inefficiencies in the marketplace. These companies may be undervalued because they are part of an industry that is out of favor with investors, although the individual companies may have high rates of earnings growth and be financially sound.

Mid cap companies may offer greater potential for capital appreciation than larger companies, because mid cap companies are often growing more rapidly than larger companies, but tend to be more stable and established than small cap or emerging companies.

TEMPORARY INVESTMENTS When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of a Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which a Fund normally invests, or economies of the states or countries where a Fund invests.

Temporary defensive investments generally may include high-grade commercial paper, repurchase agreements, and other money market equivalents. To the extent allowed by exemptions granted under the 1940 Act and a Fund's other investment policies and restrictions, the manager also may invest a Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

UNSEASONED COMPANIES To the extent that a Fund may invest in smaller capitalization companies or other companies, it may have significant investments in relatively new or unseasoned companies that are in their early stages of development, or in new and emerging industries where the opportunity for rapid growth is expected to be above average. Securities of unseasoned companies present greater risks than securities of larger, more established companies. Any investments in these types of companies, however, will be limited in the case of issuers that have less than three years continuous operation, including the operations of any predecessor companies, to no more than 10% of the Small Cap Fund II and Small-Mid Cap Fund's net assets.

OFFICERS AND TRUSTEES
-------------------------------------------------------------------------------

Franklin Strategic Series (Trust) has a board of trustees. Each trustee will serve until that person's successor is elected and qualified. The board is responsible for the overall management of the Trust, including general supervision and review of each Fund's investment activities. The board, in turn, elects the officers of the Trust who are responsible for administering the Trust's day-to-day operations. The board also monitors each Fund to ensure no material conflicts exist among share classes. While none is expected, the board will act appropriately to resolve any material conflict that may arise.

The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

INDEPENDENT BOARD MEMBERS
-------------------------------------------------------------------------------
                                         NUMBER OF
                                         PORTFOLIOS
                                         IN FUND
                                         COMPLEX
NAME, AGE                 LENGTH OF      OVERSEEN BY            OTHER
AND ADDRESS    POSITION   TIME SERVED    BOARD MEMBERS*    DIRECTORSHIPS HELD
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
FRANK H.       Trustee    Since 1991     105               None
ABBOTT, III
(81)
One Franklin
Parkway
San Mateo,
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS: President and Director, Abbott Corporation (an investment company); and FORMERLY, Director, MotherLode Gold Mines Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
HARRIS J.      Trustee    Since 1991     132               Director, RBC
ASHTON (70)                                                Holdings, Inc.
One Franklin                                               (bank holding
Parkway                                                    company) and Bar-S
San Mateo,                                                 Foods (meat packing
CA 94403-1906                                              company).
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director of various companies; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
S. JOSEPH      Trustee    Since 1991     133               None
FORTUNATO                  1991
(70)
One Franklin
Parkway
San Mateo,
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
EDITH E.       Trustee    Since 1998      81               Director,
HOLIDAY (50)                                               Amerada Hess
One Franklin                                               Corporation
Parkway                                                    (exploration and
San Mateo,                                                 refining of oil
CA 94403-1906                                              and gas);
                                                           Hercules
                                                           Incorporated
                                                           (chemicals,
                                                           fibers and
                                                           resins); Beverly
                                                           Enterprises,
                                                           Inc. (health
                                                           care); H.J.
                                                           Heinz Company
                                                           (processed foods
                                                           and allied
                                                           products); RTI
                                                           International
                                                           Metals, Inc.
                                                           (manufacture and
                                                           distribution of
                                                           titanium); Digex
                                                           Incorporated
                                                           (web hosting
                                                           provider); and
                                                           Canadian
                                                           National Railway
                                                           (railroad).
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Director of various companies; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
FRANK W.T.     Trustee    Since 1991     105               Director, The
LAHAYE (73)                                                California
One Franklin                                               Center for Land
Parkway                                                    Recycling
San Mateo,                                                 (redevelopment).
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management Company (venture capital).
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
GORDON S.      Trustee    Since 1991     132               Director, White
MACKLIN (74)               1992                            Mountains
One Franklin                                               Insurance Group,
Parkway                                                    Ltd. (holding
San Mateo,                                                 company); Martek
CA 94403-1906                                              Biosciences
                                                           Corporation;
                                                           WorldCom, Inc.
                                                           (communications
                                                           services);
                                                           MedImmune, Inc.
                                                           (biotechnology);
                                                           Overstock.com
                                                           (Internet
                                                           services); and
                                                           Spacehab, Inc.
                                                           (aerospace
                                                           services).
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Deputy Chairman, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group (investment banking) (until 1992); and President, National Association of Securities Dealers, Inc. (until 1987).
-------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS
-------------------------------------------------------------------------------
                                         NUMBER OF
                                         PORTFOLIOS
                                         IN FUND
                                         COMPLEX
NAME, AGE                 LENGTH OF      OVERSEEN BY            OTHER
AND ADDRESS    POSITION   TIME SERVED    BOARD MEMBERS*    DIRECTORSHIPS HELD
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
**HARMON E.    Trustee and  Trustee       33               None
BURNS (57)     Vice         since
One Franklin   President    1993 and
Parkway                     Vice
San Mateo,                  President
CA 94403-1906               since
                            1991
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment Advisory Services, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 50 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
**CHARLES B.   Trustee and  Trustee      132               None
JOHNSON (69)   Chairman of  since
One Franklin   the Board    1991 and
Parkway                     Chairman
San Mateo,                  of the
CA 94403-1906               Board
                            since
                           1993
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 47 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
**RUPERT H.    Trustee and  Trustee      116               None
JOHNSON, JR.   President    since
(62)                        1991 and
One Franklin                President
Parkway                     since
San Mateo,                  1993
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director, Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.; Senior Vice President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 50 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
MARTIN L.      Vice         Since        Not               None
FLANAGAN (42)  President    1995         Applicable
One Franklin   and Chief
Parkway        Financial
San Mateo,     Officer
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS: President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources, Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer, Templeton Investment Counsel, LLC; Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 51 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
DAVID P.       Vice         Since        Not               None
GOSS (55)      President    2000         Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources, Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until 2000).
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
BARBARA J.     Vice         Since        Not               None
GREEN (54)     President    2000         Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide, Inc.; and officer of one of the other subsidiaries of Franklin Resources, Inc., and of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director, Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman, Special Counsel and Attorney Fellow, Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until 1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
EDWARD B.      Vice         Since        Not               None
JAMIESON (54)  President    2000         Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; officer of other subsidiaries of Franklin Resources, Inc.; and officer and trustee of five of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CHARLES E.     Vice         Since        Not               None
JOHNSON (46)   President    1991         Applicable
One Franklin
Parkway
San Mateo,
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman of the Board, President and Director, Franklin Investment Advisory Services, Inc.; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
MICHAEL O.     Vice         Since        Not               Director, FTI
MAGDOL (65)    President -  May 2002     Applicable        Banque, Arch
600 5th        AML                                         Chemicals, Inc.
Avenue         Compliance                                  and Lingnan
Rockefeller                                                Foundation
Center
New York, NY
10048-0772
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Vice Chairman, Chief Banking Officer and Director, Fiduciary Trust Company International; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 40 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
EDWARD V.      Vice         Since        Not               None
MCVEY (65)     President    1991         Applicable
26335 Carmel
Rancho Blvd.
Carmel, CA
93923
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Distributors, Inc.; Executive Vice President, Templeton/Franklin Investment Services, Inc.; and officer of 29 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
CHRISTOPHER    Vice         Since        Not               None
J. MOLUMPHY    President    2000         Applicable
(40)
One Franklin
Parkway
San Mateo,
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
KIMBERLEY      Treasurer    Since        Not               None
MONASTERIO     and          2000         Applicable
(38)           Principal
One Franklin   Accounting
Parkway        Officer
San Mateo,
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Senior Vice President, Franklin Templeton Services, LLC; and officer of 34 of the investment companies in Franklin Templeton Investments.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
MURRAY L.      Vice         Since        Not               None
SIMPSON (65)   President    2000         Applicable
One Franklin   and
Parkway        Secretary
San Mateo,
CA 94403-1906
-------------------------------------------------------------------------------
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 52 of the investment companies in Franklin Templeton Investments; and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until 2000); and Director, Templeton Asset Management Ltd. (until 1999).
-------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.

**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered an interested person of the Trust under the federal securities laws due to his position as officer and director of Franklin Resources, Inc.

Note: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

The Trust pays noninterested board members $2,025 for each of the Trust's eight regularly scheduled meetings plus $1,350 per meeting attended. Board members who serve on the audit committee of the Trust and other funds in Franklin Templeton Investments receive a flat fee of $2,000 per committee meeting attended, a portion of which is allocated to the Trust. Members of a committee are not separately compensated for any committee meeting held on the day of a board meeting. Noninterested board members also may serve as directors or trustees of other funds in Franklin Templeton Investments and may receive fees from these funds for their services. The fees payable to noninterested board members by the Trust are subject to reductions resulting from fee caps limiting the amount of fees payable to board members who serve on other boards within Franklin Templeton Investments. The following table provides the total fees paid to noninterested board members by the Trust and by Franklin Templeton Investments.

                                                            NUMBERS OF
                                        TOTAL FEES          BOARDS IN
                        TOTAL FEES      RECEIVED FROM       FRANKLIN
                        RECEIVED          FRANKLIN          TEMPLETON
                        FROM THE         TEMPLETON          INVESTMENTS
                         TRUST/1        INVESTMENTS/2       ON WHICH
NAME                      ($)              ($)              EACH SERVES/3
-------------------------------------------------------------------------------
Frank H. Abbott         18,373          163,675                 28
Harris J. Ashton        20,318          353,221                 47
S. Joseph Fortunato     18,994          352,380                 48
Edith E. Holiday        25,650          254,670                 27
Frank W.T. LaHaye       17,023          154,197                 28
Gordon S. Macklin       20,318          353,221                 47

----------
1. For the fiscal year ended April 30, 2002.
2. For the calendar year ended December 31, 2001.
3. We base the number of boards on the number of registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.
----------

Noninterested board members are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Fund or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the funds in Franklin Templeton Investments, as is consistent with their individual financial goals. In February 1998, this policy was formalized through adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual fees paid such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Trust on December 31, 2001.


INDEPENDENT BOARD MEMBERS
-------------------------------------------------------------------------------
                                                       AGGREGATE DOLLAR
                                                        RANGE OF EQUITY
                                                       SECURITIES IN ALL
                                                       FUNDS OVERSEEN BY
                                                      THE BOARD MEMBER IN
                                                         THE FRANKLIN
NAME OF BOARD           DOLLAR RANGE OF EQUITY          TEMPLETON FUND
MEMBER                  SECURITIES IN EACH FUND            COMPLEX
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Frank H. Abbott, III     Aggressive Growth
                         $1 - $10,000
                                                      Over $100,000
                         Small Mid-Cap
                         $50,000 - $100,000
-------------------------------------------------------------------------------
Harris J. Ashton         None                         Over $100,000
-------------------------------------------------------------------------------
S. Joseph Fortunato      Aggressive Growth
                         $1 - $10,000

                         Large Cap Growth
                         $1 - $10,000                 Over $100,000

                         Small Mid-Cap
                         $1 - $10,000
-------------------------------------------------------------------------------
Edith E. Holiday         Aggressive Growth
                         $10,000 - $50,000

                         Large Cap Growth
                         $10,000 - $50,000            Over $100,000

                         Small Mid-Cap
                         $1 - $10,000
-------------------------------------------------------------------------------
Frank W.T. LaHaye        Small Cap Growth
                         $10,000 - $50,000            Over $100,000
-------------------------------------------------------------------------------
Gordon S. Macklin        None                         Over $100,000
-------------------------------------------------------------------------------





INTERESTED BOARD MEMBERS
---------------------------------------------------------------------------
                                                       AGGREGATE DOLLAR
                                                        RANGE OF EQUITY
                                                       SECURITIES IN ALL
                                                       FUNDS OVERSEEN BY
                                                      THE BOARD MEMBER IN
                                                         THE FRANKLIN
NAME OF BOARD           DOLLAR RANGE OF EQUITY          TEMPLETON FUND
MEMBER                  SECURITIES IN EACH FUND            COMPLEX
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Harmon E. Burns          Small Mid-Cap
                         Over $100,000                Over $100,000
-------------------------------------------------------------------------------
Charles B. Johnson       Small Mid-Cap
                         $10,000 - $50,000            Over $100,000
-------------------------------------------------------------------------------
Rupert H. Johnson, Jr.   Small Mid-Cap Growth
                         Over $100,000                Over $100,000
-------------------------------------------------------------------------------

BOARD COMMITTEES The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent auditors, including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal accounting. The Audit Committee is comprised of the following Independent Trustees of the Trust: Frank H. Abbott, III and Frank W.T. LaHaye. The Nominating Committee is comprised of the following Independent Trustees of the Trust: Frank H. Abbott, III, Harris J. Ashton, S. Joseph Fortunato, Edith E. Holiday, Frank W.T. LaHaye and Gordon S. Macklin.

The Trust's Nominating Committee sets trustees' fees and is responsible for the nomination of trustees to the board. When vacancies arise or elections are held, the Committee considers qualified nominees, including those recommended by shareholders who provide a written request to the board, care of the Trust's address at:

P.O. Box 997151
Sacramento, CA  95899-9983

During the fiscal year ended April 30, 2002, the Audit Committee met three times and the Nominating Committee met once.

MANAGEMENT AND OTHER SERVICES
-------------------------------------------------------------------------------

MANAGER AND SERVICES PROVIDED Each Fund's manager is Franklin Advisers, Inc. (Advisers). The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for each Fund to buy, hold or sell. The manager also selects the brokers who execute the Funds' portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Funds, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of each Fund. Similarly, with respect to each Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages.

The Funds, their manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for a Fund or that are currently held by a Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Funds, their manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the Securities and Exchange Commission (SEC).

During the past fiscal year, the board, including a majority of non-interested or independent trustees, approved renewal of each Fund's management agreement. In reaching this decision, the board took into account information furnished throughout the year at regular board meetings, as well as information specifically furnished for a board meeting held annually to specifically consider such renewal. Information furnished throughout the year included reports on each Fund's investment performance, expenses, portfolio composition and sales and redemptions, along with related financial statements, information about the scope and quality of services provided by the manager and its affiliates, as well as periodic reports relating to compliance with each Fund's investment policies and restrictions. The information furnished annually to the board also included special reports prepared by an independent third party analyst comparing each Fund's investment performance, and expenses with those of other mutual funds deemed comparable to the Fund as selected by the independent third party analyst as well as information relating to the manager's profitability.

In considering such material, the independent board members received assistance and advice from and met separately with independent counsel. Based upon its review of such material and information together with such other information as it deemed relevant, the board, including a majority of independent trustees, concluded that continuance of the management agreement was appropriate and in the best interest of the shareholders of each Fund. In reaching this decision, the board took into account a combination of factors, including the following:

o PERFORMANCE. Performance of the Aggressive Growth Fund was considered in reference to a peer group of multi-cap growth funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short term and long term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to multi-cap growth funds, and to the Fund's compliance with its specific investment objectives and investment restrictions.

   Performance of the Large Cap Fund was considered in reference to a peer group of large cap growth funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short term and long term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to large cap growth funds, and to the Fund's compliance with its specific investment objectives and investment restrictions.

   Performance of the Small Cap Fund II was considered in reference to a peer group of small cap growth funds as selected by the independent third party analyst. In evaluating performance, attention was given to performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to small cap growth funds, and to the Fund's compliance with its specific investment objectives and investment restrictions.

   Performance of the Small-Mid Cap Fund was considered in reference to a peer group of mid cap growth funds as selected by the independent third party analyst. In evaluating performance, attention was given to both the short term and long term performance of the Fund in comparison with this peer group, in comparison to those particular indices relevant to mid cap growth funds, and to the Fund's compliance with its specific investment objectives and investment restrictions.

o EXPENSES. In considering the reasonableness of expenses, consideration was given to the advisory fee level and breakpoints charged the Funds in relation to those within the relevant peer group of mid-cap growth, large cap growth, and small cap growth funds, as selected by the independent third party analyst. Emphasis is placed on each Fund's overall comparative expense ratio within the applicable peer group in view of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Funds under separate agreements with the manager and its affiliates, and the manager's management of custodian relationships.

o QUALITY OF SERVICES. In considering the scope and quality of investment management services, consideration was given to the manager's continuing need to attract and retain qualified investment management staff, the portfolio research and management process, and the record of compliance with Fund investment policies and restrictions, as well as the Code of Ethics which governs personal securities trading by Fund management. Consideration was also given to the scope and quality of the various other functions, such as underwriting, transfer agency and shareholder servicing provided the Funds under separate agreements with the manager and its affiliates. In performing this evaluation, the board considers factors such as the level of expenditures in and improvements and enhancements of services provided, as well as data and reports evidencing or measuring the various levels of services provided. In addition to third party data and reports, the trustees, all of whom have significant investments in one or more of the Franklin Templeton family of funds, check on and informally report from time to time on, the level of service personally experienced by them as shareholders. The board also considered the benefit to each Fund's shareholders of investing in a fund that is part of a large family of funds offering a variety of investment choices and shareholder services.

MANAGER'S PROFITABILITY. The trustees considered the manager's level of profitability in providing management and other services to the Franklin Templeton funds, including each Fund. In doing so, the trustees considered materials and reports prepared annually by the manager which address profitability from its overall U.S. fund business, as well as from services provided the individual funds, including each Fund. The board reviews and discusses in detail the basis on which such reports are prepared and reviews the reasonableness of the cost allocation methodology utilized with the Funds' independent accountants. The board also considers the extent to which the manager may potentially achieve economies of scale and possibly derive other ancillary benefits from Fund operations, including the allocation of Fund brokerage and the use of "soft" commission dollars to pay for research and other similar services. The trustees also considered the manager's profitability in comparison with available industry data.

MANAGEMENT FEES The Aggressive Growth Fund and Large Cap Fund pay the manager a fee equal to an annual rate of:

o 0.50% of the value of net assets up to and including $500 million;
o 0.40% of the value of net assets over $500 million up to and including $1 billion;
o 0.35% of the value of net assets over $1 billion up to and including $1.5 billion;
o 0.30% of the value of net assets over $1.5 billion up to and including $6.5 billion;
o 0.275% of the value of net assets over $6.5 billion up to and including $11.5 billion;
o 0.25% of the value of net assets over $11.5 billion up to and including $16.5 billion;
o 0.24% of the value of net assets over $16.5 billion up to and including $19 billion;
o 0.23% of the value of net assets over $19 billion up to and including $21.5 billion; and
o 0.22% of the value of net assets in excess of $21.5 billion.

The Small Cap Fund II pays the manager a fee equal to an annual rate of:

o 0.550% of the value of net assets up to and including $500 million;
o 0.450% of the value of net assets over $500 million up to and including $1 billion;
o 0.400% of the value of net assets over $1 billion up to and including $1.5 billion;
o 0.350% of the value of net assets over $1.5 billion up to and including $6.5 billion;
o 0.325% of the value of net assets over $6.5 billion up to and including $11.5 billion;
o 0.300% of the value of net assets over $11.5 billion up to and including $16.5 billion;
o 0.290% of the value of net assets over $16.5 billion up to and including $19 billion;
o 0.280% of the value of net assets over $19 billion up to and including $21.5 billion; and
o 0.270% of the value of net assets in excess of $21.5 billion.

The Small-Mid Cap Fund pays the manager a fee equal to an annual rate of:

o 0.625 of 1% of the value of average daily net assets of the Fund up to and including $100 million;
o 0.50 of 1% of the value of average daily net assets over $100 million, up to and including $250 million;
o 0.45 of 1% of the value of average daily net assets over $250 million up to and including $10 billion;
o 0.44 of 1% of the value of average daily net assets over $10 billion up to and including $12.5 billion;
o 0.42 of 1% of the value of average daily net assets over $12.5 billion up to and including $15 billion; and
o 0.40 of 1% of the value of average daily net assets over $15 billion.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of a Fund's shares pays its proportionate share of the fee.

For the last three fiscal years ended April 30, the Funds paid the following management fees:


                               MANAGEMENT FEES PAID ($)
                              -------------------------
                                 2002           2001            2000
-------------------------------------------------------------------------------
Aggressive Growth Fund/1        897,360       1,564,621         510,967
Large Cap Fund/2                569,432         654,952         173,892
Small Cap Fund II/3           5,145,744       1,990,018          N/A
Small-Mid Cap Fund           43,954,653      59,688,107      39,226,727

----------
1. For the fiscal years ended April 30, 2002, 2001 and 2000, management fees, before any reduction, totaled $961,983, $1,652,909 and $548,160 respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.
2. For the fiscal years ended April 30, 2001 and 2000, management fees, before any reduction, totaled $695,727 and $184,206 respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.
3. For the fiscal year ended April 30, 2002 and 2001, management fees, before any reduction, totaled $5,803,410 and $2,187,875. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid the management fees shown.
----------

ADMINISTRATOR AND SERVICES PROVIDED Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Small-Mid Cap Fund. FT Services has an agreement with the Aggressive Growth Fund, Large Cap Fund and Small Cap Fund II to provide certain administrative services and facilities for each Fund. FT Services is wholly owned by Resources and is an affiliate of each Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

ADMINISTRATION FEES The Aggressive Growth Fund, Large Cap Fund and Small Cap Fund II pay FT Services a monthly fee equal to an annual rate of 0.20% of each Fund's average daily net assets.

During the last three fiscal years ended April 30, the Funds paid FT Services the following administration fees:

                             ADMINISTRATION FEES PAID ($)
                             ----------------------------
                             2002            2001           2000
----------------------------------------------------------------------
Aggressive Growth Fund/1     251,283        339,696        171,413
Large Cap Fund/2             219,657        249,846         13,057
Small Cap II               2,414,099        816,109          N/A

----------
1. For the fiscal years ended April 30, 2002, 2001 and 2000, administration fees, before any advance waiver, totaled $384,793, $661,163 and $219,264 respectively.
2. For the fiscal years ended April 30, 2002, 2001 and 2000, administration fees, before any advance waiver, totaled $240,332, $278,291 and $73,682 respectively.
----------

For the Small-Mid Cap Fund, the manager pays FT Services a monthly fee equal to an annual rate of:

o 0.15% of the Fund's average daily net assets up to $200 million;

o 0.135% of average daily net assets over $200 million up to $700 million;

o 0.10% of average daily net assets over $700 million up to $1.2 billion;
  and

o 0.075% of average daily net assets over $1.2 billion.

During the last three fiscal years ended April 30, the manager paid FT Services the following administration fees:


                             ADMINISTRATION FEES PAID ($)
                             ----------------------------
                             2002            2001           2000
----------------------------------------------------------------------
Small-Mid Cap Fund         7,861,452      10,578,704     7,115,279

SHAREHOLDER SERVICING AND TRANSFER AGENT Franklin Templeton Investor Services, LLC (Investor Services) is each Fund's shareholder servicing agent and acts as the Funds' transfer agent and dividend-paying agent. Investor Services is located at One Franklin Parkway, San Mateo, CA 94404-1906. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-9983.

For its services, Investor Services receives a fixed fee per account. Each Fund also will reimburse Investor Services for certain out-of-pocket expenses, which may include payments by Investor Services to entities, including affiliated entities, that provide sub-shareholder services, recordkeeping and/or transfer agency services to beneficial owners of the Funds. The amount of reimbursements for these services per benefit plan participant Fund account per year will not exceed the per account fee payable by the Fund to Investor Services in connection with maintaining shareholder accounts.

CUSTODIAN Bank of New York, Mutual Funds Division, 90 Washington Street, New York, NY 10286, acts as custodian of each Fund's securities and other assets.

AUDITOR PricewaterhouseCoopers LLP, 333 Market Street, San Francisco, CA 94105, is the Funds' independent auditor. The auditor gives an opinion on the financial statements included in the Funds' Annual Report to Shareholders and reviews the Trust's registration statement filed with the SEC.

PORTFOLIO TRANSACTIONS
-------------------------------------------------------------------------------

The manager selects brokers and dealers to execute the Funds' portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the manager seeks to obtain prompt execution of orders at the most favorable net price. For portfolio transactions on a securities exchange, the amount of commission paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors of comparable size. The manager will ordinarily place orders to buy and sell over-the-counter securities on a principal rather than agency basis with a principal market maker unless the manager believes that trading on a principal basis will not provide best execution. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Funds. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place a dollar value on the special executions or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs of other securities firms. As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients. If the Funds' officers are satisfied that the best execution is obtained, the sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, also may be considered a factor in the selection of broker-dealers to execute the Funds' portfolio transactions.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the National Association of Securities Dealers, Inc., it may sometimes receive certain fees when the Funds tender portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Funds, any portfolio securities tendered by a Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Funds and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Funds are concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Funds.

During the last three fiscal years ended April 30, the Funds paid the following brokerage commissions:

                             BROKERAGE COMMISSIONS PAID ($)
                             ------------------------------
                             2002           2001            2000
----------------------------------------------------------------------
Aggressive Growth Fund     534,220        386,662         117,537
Large Cap Fund             363,871        245,172          68,920
Small Cap Fund II        2,139,956        795,428           N/A
Small-Mid Cap Fund      13,601,124      5,273,626       3,322,432

For the fiscal year ended April 30, 2002, the Funds paid brokerage commissions from aggregate portfolio transactions to brokers who provided research services as follows:


                                                     AGGREGATE
                                    BROKERAGE        PORTFOLIO
                                   COMMISSIONS      TRANSACTIONS
                                       ($)              ($)
-------------------------------------------------------------------------------
Aggressive Growth Fund               447,342        239,197,942
Large Cap Fund                       309,632        210,161,504
Small Cap Fund II                  1,967,569        893,231,125
Small-Mid Cap Fund                12,282,499      5,824,616,845


As of April 30, 2002, the Large Cap Fund owned securities issued by Charles Schwab Corp. valued in the aggregate at $1,139,000, Goldman Sachs & Company valued in the aggregate at $1,103,000 and Lehman Brothers Holdings, Inc. valued in the aggregate at $1,180,000. Except as noted, the Funds did not own any securities issued by their regular broker-dealers as of the end of the fiscal year.

Because the Funds may, from time to time, invest in broker-dealers, it is possible that the Funds will own more than 5% of the voting securities of one or more broker-dealers through whom each Fund places portfolio brokerage transactions. In such circumstances, the broker-dealer would be considered an affiliated person of the Funds. To the extent the Funds place brokerage transactions through such a broker-dealer at a time when the broker-dealer is considered to be an affiliate of the Funds, the Funds will be required to adhere to certain rules relating to the payment of commissions to an affiliated broker-dealer. These rules require the Funds to adhere to procedures adopted by the board to ensure that the commissions paid to such broker-dealers do not exceed what would otherwise be the usual and customary brokerage commissions for similar transactions.


DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------



MULTICLASS DISTRIBUTIONS Each Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

DISTRIBUTIONS OF NET INVESTMENT INCOME Each Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends a Fund pays are taxable to you as ordinary income.

DISTRIBUTIONS OF CAPITAL GAINS

CAPITAL GAIN DISTRIBUTIONS. A Fund may realize capital gains and losses on the sale of its portfolio securities. Distributions from net short-term capital gains are taxable to you as ordinary income. Distributions from net long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by a Fund generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

TAXATION OF FIVE YEAR GAINS.

o SHAREHOLDERS IN THE 10 AND 15% FEDERAL BRACKETS. If you are in the 10 or 15% individual income tax bracket, capital gain distributions are generally subject to a maximum rate of tax of 10%. However, if you receive distributions from a Fund's sale of securities that it owned for more than five years, these gains are subject to a maximum rate of tax of 8%. Each Fund will inform you in January of the portion of any capital gain distributions you received for the previous year that were five year gains qualifying for this reduced tax rate.

o SHAREHOLDERS IN HIGHER FEDERAL BRACKETS. If you are in a higher individual income tax bracket (the 27% or higher bracket in 2002 and 2003), capital gain distributions are generally subject to a maximum rate of tax of 20%. BEGINNING IN THE YEAR 2006, any distributions from a Fund's sale of securities purchased after January 1, 2001, that it owned for more than five years will be subject to a maximum rate of tax of 18%.

INVESTMENTS IN FOREIGN SECURITIES The next three paragraphs describe tax considerations that are applicable to funds that invest in foreign securities.

EFFECT OF FOREIGN WITHHOLDING TAXES. A Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

EFFECT OF FOREIGN DEBT INVESTMENTS AND HEDGING ON DISTRIBUTIONS. Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by a Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital. A return of capital generally is not taxable to you, but reduces the tax basis of your shares in the Fund. Any return of capital in excess of your basis, however, is taxable as a capital gain.

PFIC SECURITIES. A Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, each Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold the securities.

INFORMATION ON THE AMOUNT AND TAX CHARACTER OF DISTRIBUTIONS Each Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income or capital gains, a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December but paid in January are taxable to you as if paid in December.

ELECTION TO BE TAXED AS A REGULATED INVESTMENT COMPANY Each Fund has elected to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code (Code). Each has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. The board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as ordinary income dividends to the extent of the Fund's earnings and profits.

EXCISE TAX DISTRIBUTION REQUIREMENTS To avoid federal excise taxes, the Code requires a Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

o 98% of its taxable ordinary income earned during the calendar year;
o 98% of its capital gain net income earned during the twelve month period ending October 31; and
o 100% of any undistributed amounts of these categories of income or gain from the prior year.

Each Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

SALES OF FUND SHARES Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, generally depending on how long you owned your shares.

TAXATION OF FIVE YEAR GAINS.

o SHAREHOLDERS IN THE 10 AND 15% FEDERAL BRACKETS. If you are in the 10 or 15% individual income tax bracket, gains from the sale of your Fund shares are generally subject to a maximum rate of tax of 10%. However, if you owned your shares for more than five years, these gains are subject to a maximum rate of tax of 8%.

o SHAREHOLDERS IN HIGHER FEDERAL BRACKETS. If you are in a higher individual income tax bracket (the 27% or higher bracket in 2002 and 2003), gains from the sale of your Fund shares are generally subject to a maximum rate of tax of 20%. BEGINNING IN THE YEAR 2006, any gains from the sale of Fund shares purchased after January 1, 2001, that you owned for more than five years will be subject to a maximum rate of tax of 18%. However, if you made an election to mark your Fund shares to market as of January 2, 2001, any Fund shares that you acquired before this date will also be eligible for the 18% maximum rate of tax, BEGINNING IN 2006.


SALES AT A LOSS WITHIN SIX MONTHS OF PURCHASE. Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by a Fund on those shares.

WASH SALES. All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.


U.S. GOVERNMENT SECURITIES The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by a fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Government National Mortgage Association (GNMA) or Federal National Mortgage Association
(FNMA) securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

DIVIDENDS-RECEIVED DEDUCTION FOR CORPORATIONS For corporate shareholders, a portion of the dividends paid by a fund may qualify for the dividends-received deduction. This deduction is generally available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. The amount of income that is derived from investments in domestic securities will vary from fund to fund; however, to the extent that a fund does invest in domestic securities, it is anticipated that a portion of its dividends will qualify for this deduction. You may be allowed to deduct these qualified dividends, thereby reducing the tax that you would otherwise be required to pay. All dividends (including the deducted portion) are included in your calculation of alternative minimum taxable income.

INVESTMENT IN COMPLEX SECURITIES Each Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example:

DERIVATIVES. Each Fund is permitted to invest in certain options, futures contracts on securities and currencies, options and futures contracts on indexes, and foreign currency contracts and futures contracts on foreign currencies. If a Fund makes these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund would also be required to mark-to-market these contracts annually as of October 31 (for capital gain net income) and December 31 (for taxable ordinary income), and to realize and distribute any resulting income and gains.

CONSTRUCTIVE SALES. A Fund's entry into an option or other contract could be treated as the "constructive sale" of an "appreciated financial position", causing it to realize gain, but not loss, on the position.

TAX STRADDLES. A Fund's investment in options, futures, or foreign currency contracts in connection with certain hedging transactions could cause it to hold offsetting positions in securities. If the Fund's risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds other securities, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

ENHANCED CONVERTIBLE SECURITIES. The Small Cap Fund II and Small Mid-cap Fund are permitted to invest in enhanced convertible preferred securities (i.e., convertible securities restructured to offer enhanced convertibility and/or yield characteristics). Even though these enhanced convertible securities are economically equivalent to traditional convertible securities, each security forming part of such an investment is analyzed separately, and the tax consequences of an investment in the component parts of an enhanced convertible security could differ from those of an investment in a traditional convertible security.

SECURITIES PURCHASED AT DISCOUNT. Each Fund is permitted to invest in securities issued or purchased at a discount that could require it to accrue and distribute income not yet received. If a Fund invests in these securities, it could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

EACH OF THESE INVESTMENTS BY A FUND IN COMPLEX SECURITIES IS SUBJECT TO SPECIAL TAX RULES THAT COULD AFFECT THE AMOUNT, TIMING AND/OR TAX CHARACTER OF INCOME REALIZED BY A FUND AND DISTRIBUTED TO YOU.

ORGANIZATION, VOTING RIGHTS AND PRINCIPAL HOLDERS
-------------------------------------------------------------------------------

Each Fund is a diversified series of Franklin Strategic Series (Trust), an open-end management investment company, commonly called a mutual fund. The Trust was organized as a Delaware business trust on January 25, 1991, and is registered with the SEC.

The Aggressive Growth Fund, Large Cap Fund, Small Cap Fund II and Small-Mid Cap Fund currently offer five classes of shares, Class A, Class B, Class C, Class R and Advisor Class. Each Fund began offering Class R shares on January 1, 2002. The Small-Mid Cap Fund began offering Class B shares on July 1, 2002. Each Fund may offer additional classes of shares in the future. The full title of each class of each Fund is:

o     Franklin Aggressive Growth Fund - Class A
o     Franklin Aggressive Growth Fund - Class B
o     Franklin Aggressive Growth Fund - Class C
o     Franklin Aggressive Growth Fund - Class R
o     Franklin Aggressive Growth Fund - Advisor Class

o     Franklin Large Cap Growth Fund - Class A
o     Franklin Large Cap Growth Fund - Class B
o     Franklin Large Cap Growth Fund - Class C
o     Franklin Large Cap Growth Fund - Class R
o     Franklin Large Cap Growth Fund - Advisor Class

o     Franklin Small Cap Growth Fund II - Class A
o     Franklin Small Cap Growth Fund II - Class B
o     Franklin Small Cap Growth Fund II - Class C
o     Franklin Small Cap Growth Fund II - Class R
o     Franklin Small Cap Growth Fund II - Advisor Class

o     Franklin Small-Mid Cap Growth Fund - Class A
o     Franklin Small-Mid Cap Growth Fund - Class B
o     Franklin Small-Mid Cap Growth Fund - Class C
o     Franklin Small-Mid Cap Growth Fund - Class R
o     Franklin Small-Mid Cap Growth Fund - Advisor Class

Shares of each class represent proportionate interests in each Fund's assets. On matters that affect each Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. Additional series may be offered in the future.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval. A meeting may be called by the board to consider the removal of a board member if requested in writing by shareholders holding at least 10% of the outstanding shares. In certain circumstances, we are required to help you communicate with other shareholders about the removal of a board member. A special meeting also may be called by the board in its discretion.

As of August 2, 2002, the principal shareholders of the Funds, beneficial or of record, were:

NAME AND ADDRESS             SHARE CLASS  PERCENTAGE
                                              (%)
-------------------------------------------------------
AGGRESSIVE GROWTH FUND
First Clearing Corporation
MidAmerica Neurospine, LLC
Retirement Plan
4320 Wornall Road, Ste 714
Kansas City, MO 64111-3248     Class R       17.39

FTB&T Custodian for the
Rollover IRA of
Jerry A. Rimes
2042 SE 138th Avenue
Portland, OR 97233-2016        Class R       26.25

Franklin Advisers, Inc./1
One Franklin Parkway
San Mateo, CA 94403-1906       Class R       10.32

Gregory J. Salisbury Trust
GJS Financial, Inc. 401k
plan
6147 28th Street SE STE 12     Class R       6.87
Grand Rapids, Michigan 49546

Logix Corporation 401k PSP
22289 Exploration Dr., STE
303                            Class R       16.59
Lexington Park, MD
20653-2064

FTB&T/2 TTEE for Defined
Contribution Services
Franklin Templeton 401k
P.O. Box 2438                  Advisor
Rancho Cordova, CA              Class        60.66
95741-2438

LARGE CAP FUND
CNA TTEE for the 401k plan
of Southeast Steel Sales
Company
P.O. Box 5024                  Class R       48.71
Costa Mesa, CA 92628-5024

Conref and Company
FBO Minneapolis Rad
Association MPP Plan
P.O. Box 1787
Milwaukee, WI 53201-1787       Class R       30.85

FTB&T Custodian for the IRA
Rollover of Richard D.
Larson
3401 Reims Street              Class R       5.75
Austin, TX 78738-5477

Ellard & Company
C/O Fiduciary Trust Company
International
P.O. Box 3199 Church Street
Station                        Advisor
New York, NY 10008-3199         Class        76.17

FTB&T/2 TTEE for Defined
Contribution Services
Franklin Templeton 401k
P.O. Box 2438                  Advisor
Rancho Cordova, CA              Class        14.78
95741-2438

SMALL CAP FUND II
Conref and Company
FBO Minneapolis Rad
Association PS Plan
P.O. Box 1787
Milwaukee, WI 53201-1787       Class R       7.33

Dan P. Degroot, Darlene R.
Degroot and Mark A. Degroot
Trust
Degroot Inc. MPP Plan
4201 Champion Road
Green Bay, WI 54311-9794       Class R       5.68

Emjayco Custodian
FBO Brown Brothers Plumbing
and Heating 401k plan
P.O. Box 170910
Milwaukee, WI 53217-8091       Class R       25.19

Reliance Trust Company
Custodian
FBO Autumn Corporation
P.O. Box 48449
Atlanta, GA 30362-1449         Class R       5.75

F T Fund Allocator
Growth Target Fund
c/o Fund Accounting Dept.
One Franklin Parkway,          Advisor
San Mateo, CA  94403-1906       Class        13.75

F T Fund Allocator
Moderate Target Fund
c/o Fund Accounting Dept.
One Franklin Parkway,          Advisor
San Mateo, CA  94403-1906       Class        11.73

Key Trust Company NA-Prism
Applied Industrial
Technologies Retirement
Savings Plan
4900 Tiedeman Road             Advisor
Brooklyn, OH 44144-2338         Class        5.59

SMALL-MID CAP FUND
Fidelity Investments
Institutional Op Co.
As Agent for All-Phase
Electric Supply Company
100 Magellan Way KWIC
Covington, KY  41015-1987      Class A       12.07

CNA TTEE for the 401k plan
of Durham/Sierra Meat
Company
P.O. Box 5024                  Class R       8.61
Costa Mesa, CA 92628-5024

Chase Manhattan Bank NA
FBO Reinsurance Association
of America Employees 401k
Plan
One Chase Square               Class R       7.08
Rochester, NY 14643

FTB&T Custodian for the
Rollover IRA of Raymond J.
Giammichele
4 Keller Drive
Horsehead, NY 14845            Class R       7.13

Reliance Trust Company
FBO Dempsey Uniform and
Linen Supply
P.O. Box 48449
Atlanta, GA 30362-1449         Class R       21.68

Reliance Trust Company
FBO Poblacki Paving Corp.
P.O. Box 48449
Atlanta, GA 30362-1449         Class R       8.13

----------
1. Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and/or trustees of the Trust, may be considered beneficial holders of the Fund shares held by Franklin Advisers, Inc (Advisers). As principal shareholders of Franklin Resources, Inc., they may be able to control the voting of Advisers' shares of the Fund.
2. Franklin Templeton Bank & Trust (FTB&T) is a California corporation and is wholly owned by Franklin Resources, Inc.
----------

Note: Charles B. Johnson and Rupert H. Johnson, Jr., who are officers and/or trustees of the Trust, serve on the administrative committee of the Franklin Templeton Profit Sharing 401(k) Plan, which owns shares of the Fund. In that capacity, they participate in the voting of such shares. Charles B. Johnson and Rupert H. Johnson, Jr. disclaim beneficial ownership of any share of the Fund owned by the Franklin Templeton Profit Sharing 401(k) Plan.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding.

As of August 2, 2002, the officers and board members, as a group, owned of record and beneficially 3.49% of Aggressive Growth Fund Advisor Class and less than 1% of the outstanding shares of the other Funds and classes. The board members may own shares in other funds in Franklin Templeton Investments.

BUYING AND SELLING SHARES
-------------------------------------------------------------------------------

The Funds continuously offer their shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Funds. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Funds may be required by state law to register as securities dealers.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of a Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Funds must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

GROUP PURCHASES As described in the prospectus, members of a qualified group may add the group's investments together for minimum investment purposes.

A qualified group is one that:

o  Was formed at least six months ago,

o  Has a purpose other than buying Fund shares at a discount,

o  Has more than 10 members,

o  Can arrange for meetings between our representatives and group members,

o Agrees to include Franklin Templeton fund sales and other materials in publications and mailings to its members at reduced or no cost to Distributors,

o Agrees to arrange for payroll deduction or other bulk transmission of investments to the Fund, and

o Meets other uniform criteria that allow Distributors to achieve cost savings in distributing shares.

DEALER COMPENSATION Distributors and/or its affiliates may provide financial support to securities dealers that sell shares of Franklin Templeton Investments. This support is based primarily on the amount of sales of fund shares and/or total assets with Franklin Templeton Investments. The amount of support may be affected by: total sales; net sales; levels of redemptions; the proportion of a securities dealer's sales and marketing efforts in Franklin Templeton Investments; a securities dealer's support of, and participation in, Distributors' marketing programs; a securities dealer's compensation programs for its registered representatives; and the extent of a securities dealer's marketing programs relating to Franklin Templeton Investments. Financial support to securities dealers may be made by payments from Distributors' resources, from Distributors' retention of underwriting concessions and, in the case of funds that have Rule 12b-1 plans, from payments to Distributors under such plans. In addition, certain securities dealers may receive brokerage commissions generated by fund portfolio transactions in accordance with the rules of the National Association of Securities Dealers, Inc.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

EXCHANGE PRIVILEGE If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is each Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

SYSTEMATIC WITHDRAWAL PLAN Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

REDEMPTIONS IN KIND Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

SHARE CERTIFICATES We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

GENERAL INFORMATION If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Funds nor their affiliates will be liable for any loss caused by your failure to cash such checks. The Funds are not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Funds are not bound to meet any redemption request in less than the seven day period prescribed by law. Neither the Funds nor their agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

Franklin Templeton Investor Services, LLC (Investor Services) may pay certain financial institutions that maintain omnibus accounts with the Funds on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee that the Fund normally pays Investor Services. These financial institutions also may charge a fee for their services directly to their clients.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus.

In the event of disputes involving multiple claims of ownership or authority to control your account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, before executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the IRS in response to a notice of levy.

PRICING SHARES
-------------------------------------------------------------------------------

When you buy and sell shares, you pay the net asset value (NAV) per share.

The value of a mutual fund is determined by deducting the fund's liabilities from the total assets of the portfolio. The net asset value per share is determined by dividing the net asset value of the fund by the number of shares outstanding.

Each Fund calculates the NAV per share of each class each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Funds do not calculate the NAV on days the NYSE is closed for trading, which include New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, each Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. If market quotations are readily available for portfolio securities listed on a securities exchange or on the Nasdaq National Market System, each Fund values those securities at the last quoted sale price of the day or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. Each Fund values over-the-counter portfolio securities within the range of the most recent quoted bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, each Fund values them according to the broadest and most representative market as determined by the manager.

The Fund values portfolio securities underlying actively traded call options at their market price as determined above. The current market value of any option the Fund holds is its last sale price on the relevant exchange before the Fund values its assets. If there are no sales that day or if the last sale price is outside the bid and ask prices, the Fund values options within the range of the current closing bid and ask prices if the Fund believes the valuation fairly reflects the contract's market value.

The Fund determines the value of a foreign security as of the close of trading on the foreign exchange on which the security is traded or as of the close of trading on the NYSE, if that is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the foreign security is valued within the range of the most recent quoted bid and ask prices. Occasionally events that affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the NAV. If events materially affecting the values of these foreign securities occur during this period, the securities will be valued in accordance with procedures established by the board.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. If events materially affecting the values of these securities occur during this period, the securities will be valued at their fair value as determined in good faith by the board.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the board. With the approval of the board, each Fund may use a pricing service, bank or securities dealer to perform any of the above described functions.

THE UNDERWRITER
-------------------------------------------------------------------------------

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of each Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from each Fund for acting as underwriter of the Fund's Advisor Class shares.

PERFORMANCE
-------------------------------------------------------------------------------

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions and average annual total return after taxes on distributions and sale of shares quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Funds to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Effective January 1, 1997, the Small-Mid Cap Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to January 1, 1997, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after January 1, 1997, Advisor Class standardized performance quotations are calculated as described below.

AVERAGE ANNUAL TOTAL RETURN BEFORE TAXES Average annual total return before taxes is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

The average annual total returns before taxes for the indicated periods ended April 30, 2002, were:

                                1          5        10       SINCE
                  INCEPTION    YEAR      YEARS     YEARS   INCEPTION
                    DATE       (%)        (%)       (%)       (%)
---------------------------------------------------------------------
Aggressive Fund
- Advisor Class   06/23/99    -18.83       -         -       9.05
Large Cap Fund -
Advisor Class     06/07/99    -21.85       -         -       -3.24
Small Cap Fund
II - Advisor      05/01/00    -4.36        -         -       -0.70
Class
Small-Mid Cap
Fund - Advisor
Class             02/14/92    -15.10     10.90     15.79       -

The following SEC formula was used to calculate these figures:

                                       n
                                 P(1+T) = ERV

where:

P    =   a hypothetical initial payment of $1,000
T    =   average annual total return
n    =   number of years
ERV  =   ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period


AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS Average annual total return after taxes on distributions is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., the ordinary income rate for distributions of ordinary income and net short-term capital gains and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

Each Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (pre-liquidation). The average annual total returns after taxes on distributions for the indicated periods ended April 30, 2002, were:

                                1          5        10       SINCE
                  INCEPTION    YEAR      YEARS     YEARS   INCEPTION
                    DATE       (%)        (%)       (%)       (%)
---------------------------------------------------------------------
Aggressive Fund
- Advisor Class   06/23/99    -18.83       -         -       8.68
Large Cap Fund -
Advisor Class     06/07/99    -21.85       -         -       -3.30
Small Cap Fund
II - Advisor      05/01/00    -4.36        -         -       -0.70
Class
Small-Mid Cap
Fund - Advisor
Class             02/14/92    -15.31     10.22     14.34       -

The following SEC formula was used to calculate these figures:

                                       n
                                 P(1+T) = ATVD

where:

P    = a hypothetical initial payment of $1,000
T    = average annual total return (after taxes on distributions)
n    = number of years
ATVD = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over the periods indicated below that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (E.G., the ordinary income rate for distributions of ordinary income and net short-term capital gains and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (E.G., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (E.G., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (E.G., short-term or long-term) of capital gain or loss upon redemption is separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) is calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

Each Fund's sales literature and advertising commonly refer to this calculation as the Fund's after-tax average annual total return (post-liquidation). The average annual total returns after taxes on distributions and redemption for the indicated periods ended April 30, 2002, were:

                                1          5        10       SINCE
                  INCEPTION    YEAR      YEARS     YEARS   INCEPTION
                    DATE       (%)        (%)       (%)       (%)
---------------------------------------------------------------------
Aggressive Fund
- Advisor Class   06/23/99    -11.56       -         -       7.24
Large Cap Fund -
Advisor Class     06/07/99    -13.41       -         -       -2.60
Small Cap Fund
II - Advisor      05/01/00    -2.68        -         -       -0.56
Class
Small-Mid Cap
Fund - Advisor
Class             02/14/92    -9.27      8.72      12.85       -

The following SEC formula was used to calculate these figures:

                                       n
                                P(1+T) = ATVDR

where:

P    = a hypothetical initial payment of $1,000
T    = average annual total return (after taxes on distributions and redemptions)
n    = number of years
ATVDR= ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption.

CUMULATIVE TOTAL RETURN Like average annual total return, cumulative total return assumes income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return over the periods indicated above. The Funds' cumulative total returns for the indicated periods ended April 30, 2002, were:

                                1          5        10       SINCE
                  INCEPTION    YEAR      YEARS     YEARS   INCEPTION
                    DATE       (%)        (%)       (%)       (%)
---------------------------------------------------------------------
Aggressive Fund
- Advisor Class   06/23/99    -18.83       -         -       28.05
Large Cap Fund -
Advisor Class     06/07/99    -21.85       -         -       -9.11
Small Cap Fund
II - Advisor      05/01/00    -4.36        -         -       -1.40
Class
Small-Mid Cap
Fund - Advisor
Class             02/14/92    -15.10     67.74    333.07       -

VOLATILITY Occasionally statistics may be used to show a Fund's volatility or risk. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Each Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

COMPARISONS To help you better evaluate how an investment in the Fund may satisfy your investment goal, advertisements and other materials about the Fund may discuss certain measures of Fund performance as reported by various financial publications. Materials also may compare performance (as calculated above) to performance as reported by other investments, indices, and averages. These comparisons may include, but are not limited to, the following examples:

o Dow Jones(R) Composite Average and its component averages - a price-weighted average of 65 stocks. The average is a combination of the Dow Jones Industrial Average (30 blue-chip stocks that are generally leaders in their industry), the Dow Jones Transportation Average (20 transportation stocks), and the Dow Jones Utilities Average (15 utility stocks involved in the production of electrical energy).

o Standard & Poor's(R) 500 Stock Index or its component indices - a capitalization-weighted index designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

o The New York Stock Exchange composite or component indices - an unmanaged capitalization weighted index of all industrial, utilities, transportation, and finance stocks listed on the NYSE.

o Wilshire 5000 Total Market Index - measures the performance of all U.S.-headquartered equity securities with readily available price data. Over 6,500 capitalization weighted security returns are used to adjust the index. The Wilshire 5000 is the broadest measure of the entire U.S. stock market.

o Lipper, Inc. - Mutual Fund Performance Analysis and Lipper - Equity Fund Performance Analysis - measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.


o Financial publications: THE WALL STREET JOURNAL, and BUSINESS WEEK, CHANGING TIMES, FINANCIAL WORLD, FORBES, FORTUNE, and MONEY magazines - provide performance statistics over specified time periods.

o Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

o STOCKS, BONDS, BILLS, AND INFLATION, published by Ibbotson Associates - historical measure of yield, price, and total return for large and small company stock, long-term government bonds, Treasury bills, and inflation.

o Historical data supplied by the research departments of CS First Boston Corporation, JPMorgan Chase Bank, Salomon Smith Barney Inc., Merrill Lynch, and Lehman Brothers(R).

o Morningstar(R) - information published by Morningstar, Inc., including Morningstar proprietary mutual fund ratings. The ratings reflect Morningstar's assessment of the historical risk-adjusted performance of a fund over specified time periods relative to other funds within its category.

ADDITIONAL COMPARISONS - AGGRESSIVE GROWTH FUND

o Savings and Loan Historical Interest Rates - as published by the FEDERAL RESERVE H15 REPORt.

o Russell 3000(R) Growth Index - measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

o Standard & Poor's(R) MidCap 400 Index - consists of 400 domestic stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index and was the first benchmark of mid cap stock movement.

ADDITIONAL COMPARISONS - LARGE CAP FUND

o Savings and Loan Historical Interest Rates - as published by the FEDERAL RESERVE HI5 REPORT.

o Russell 3000 Index measures the performance of the 3,000 largest US companies based on total market capitalization which represents approximately 98% of the investible U.S. equity market.

o Russell 1000(R) Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 index.

o The Wilshire Target Top 2500 Index consists of the largest 2500 companies in the Wilshire 5000.


ADDITIONAL COMPARISONS - SMALL CAP FUND II
AND SMALL-MID CAP FUND
o Savings and Loan Historical Interest Rates - as published by the FEDERAL RESERVE H15 REPORT.

o The Russell 2000(R) Index - consists of the smallest 2,000 companies in the Russell 3000 index, representing approximately 8% of the Russell 3000 total market capitalization.

o The Russell 2000 Growth Index - measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

o The Russell 2500 Index - measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 16% of the total Market Capitalization of the Russell 3000 Index.

o The Russell 2500 Growth Index - measures the performance of those Russell 2500 companies with higher price-to-book ratios and forecasted growth values.

o Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investible U.S. equity market.


From time to time, advertisements or information for each Fund may include a discussion of certain attributes or benefits to be derived from an investment in the Fund. The advertisements or information may include symbols, headlines, or other material that highlights or summarizes the information discussed in more detail in the communication.

Advertisements or information also may compare each Fund's performance to the return on certificates of deposit (CDs) or other investments. You should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a CD issued by a bank. CDs are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to any Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue their performance as compared to these other averages.

MISCELLANEOUS INFORMATION
-------------------------------------------------------------------------------

The Funds may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Costs Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in the Funds cannot guarantee that these goals will be met.

The Funds are members of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services approximately 3 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $270 billion in assets under management for more than 5 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 106 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Funds are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

You will receive the Small-Mid Cap Fund financial reports every six months. If you would like to receive an interim report of the Fund's portfolio holdings, please call 1-800/DIAL BEN(R).

DESCRIPTION OF RATINGS
-------------------------------------------------------------------------------

PREFERRED STOCKS RATINGS

STANDARD & POOR'S RATINGS GROUP (S&P(R))

AAA: This is the highest rating that may be assigned by S&P to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

AA: A preferred stock issue rated AA also qualifies as a high quality fixed-income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as for issues rated AAA.

A: An issue rated A is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: An issue rated BBB is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the A category.

BB, B and CCC: Preferred stock rated BB, B, and CCC are regarded, on balance, as predominately speculative with respect to the issuer's capacity to pay preferred stock obligations. BB indicates the lowest degree of speculation and CCC the highest degree of speculation. While these issues will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CC: The rating CC is reserved for a preferred stock issue in arrears on dividends or sinking fund payments but that is currently paying.

C: A preferred stock rated C is a non-paying issue.

D: A preferred stock rated D is a non-paying issue with the issuer in default on debt instruments.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

Plus (+) or Minus (-): To provide more detailed indications of preferred stock quality, the ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

CORPORATE BOND RATINGS

MOODY'S INVESTORS SERVICE (MOODY'S)

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds rated Aa are judged to be high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large, fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make the long-term risks appear somewhat larger.

A: Bonds rated A possess many favorable investment attributes and are considered upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds rated Baa are considered medium-grade obligations. They are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have predominantly speculative elements and their future cannot be considered well assured. Often the protection of interest and principal payments is very moderate and, thereby, not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds rated Ca represent obligations that are speculative to a high degree. These issues are often in default or have other marked shortcomings.

C: Bonds rated C are the lowest rated class of bonds and can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond ratings. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

S&P

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong and, in the majority of instances, differ from AAA issues only in a small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BELOW INVESTMENT GRADE

BB, B, CCC, CC: Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While these bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: Bonds rated C are typically subordinated debt to senior debt that is assigned an actual or implied CCC- rating. The C rating also may reflect the filing of a bankruptcy petition under circumstances where debt service payments are continuing. The C1 rating is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in default and payment of interest and/or repayment of principal is in arrears.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

SHORT-TERM DEBT & COMMERCIAL PAPER RATINGS

MOODY'S

Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted. Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually their promissory obligations not having an original maturity in excess of nine months. Moody's employs the following designations for both short-term debt and commercial paper, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Superior capacity for repayment.

P-2 (Prime-2): Strong capacity for repayment.

S&P

S&P's ratings are a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues within the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety, as follows:

A-1: This designation indicates the degree of safety regarding timely payment is very strong. A "plus" (+) designation indicates an even stronger likelihood of timely payment.

A-2: Capacity for timely payment on issues with this designation is strong. The relative degree of safety, however, is not as overwhelming as for issues designated A-1.

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                                                                fss1 saia 09/02






















Annual Report

[GRAPHIC OMITTED]

                                                                  APRIL 30, 2002

FRANKLIN STRATEGIC SERIES

   FRANKLIN AGGRESSIVE GROWTH FUND
   FRANKLIN CALIFORNIA GROWTH FUND
   FRANKLIN LARGE CAP GROWTH FUND
   FRANKLIN SMALL CAP GROWTH FUND II
   FRANKLIN SMALL-MID CAP GROWTH FUND
   (FORMERLY FRANKLIN SMALL CAP GROWTH FUND I)


[LOGO OMITTED]
FRANKLIN[REGISTRATION MARK] TEMPLETON[REGISTRATION MARK]
INVESTMENTS

                                                    THANK YOU FOR INVESTING WITH
                                                          FRANKLIN TEMPLETON. WE
                                                      ENCOURAGE OUR INVESTORS TO
                                                            MAINTAIN A LONG-TERM
                                                   PERSPECTIVE AND REMEMBER THAT
                                                     ALL SECURITIES MARKETS MOVE
                                                  BOTH UP AND DOWN, AS DO MUTUAL
                                                           FUND SHARE PRICES. WE
                                                    APPRECIATE YOUR PAST SUPPORT
                                                     AND LOOK FORWARD TO SERVING
                                                    YOUR INVESTMENT NEEDS IN THE
                                                                    YEARS AHEAD.


[GRAPHIC OMITTED]
RUPERT H. JOHNSON, JR.
PRESIDENT
FRANKLIN STRATEGIC SERIES

[GRAPHIC OMITTED]
FRANKLINTEMPLETON.COM
Electronic delivery is a convenient alternative to receiving these reports through the mail. Visit franklintempleton.com today, click on Account Services and sign up.

SHAREHOLDER LETTER

Dear Shareholder:

This annual report for Franklin Strategic Series covers the 12 months ended April 30, 2002 -- a period in which the U.S. economy showed tangible evidence of a nascent recovery. Domestic stock markets continued to exhibit wide swings as the public reacted to somewhat conflicting news.


THE ECONOMY BEGINS TO RECOVER
During the first five months of the year under review, the U.S. economy weakened as gross domestic product (GDP) growth slowed to a 0.3% annualized rate in second quarter 2001 before contracting 1.3% annualized in third quarter 2001. The third quarter ended with the nation reeling from the aftershocks of the September 11 terrorist attacks, which many economists believe exacerbated the recession that began in March 2001. Significant, broadbased and sustained downward trends in economic activity were largely to blame, with employment, industrial production and business spending dropping substantially. Consequently, consumer confidence fell to multi-year lows. Seeking to lower borrowing costs and stimulate economic growth, the Federal Reserve Board (the
Fed) continued aggressively cutting interest rates. Seven


CONTENTS

Shareholder Letter ........   1

Fund Reports

 Franklin Aggressive
 Growth Fund ..............   6

 Franklin California
 Growth Fund ..............  14

 Franklin Large Cap
 Growth Fund ..............  24

 Franklin Small Cap
 Growth Fund II ...........  34

 Franklin Small-Mid Cap
 Growth Fund ..............  42

Financial Highlights &
Statements of Investments .  50

Financial Statements ......  98

Notes to
Financial Statements ...... 107

Independent
Auditors' Report .......... 119

Tax Designation ........... 120

Board Members and
Officers .................. 121





[GRAPHIC OMITTED]
FUND CATEGORY
Global
Growth [HIGHLIGHTED]
Growth & Income
Income
Tax-Free Income
interest rate cuts reduced the federal funds target rate from 4.50% at the beginning of the period to 1.75% on December 31, 2001, its lowest level in more than 40 years.

The Fed's efforts, increased consumer spending, and significant government expenditure for the war in Afghanistan and homeland security contributed to a surprising fourth quarter 2001 annualized GDP growth rate of 1.7%. Anticipating increased demand, business activity accelerated later in the period as companies began rebuilding inventories following rapid liquidation in fourth quarter 2001. Particularly, the services and manufacturing sectors strengthened while the housing sector continued to be one of the economy's healthiest. As consumer and business confidence improved, first quarter 2002 GDP growth soared 5.6% annualized, the best showing since June 2000. Given these positive economic trends, the Fed left the federal funds target rate unchanged from January through period-end and switched to a neutral bias at its March 2002 meeting. Fed Chairman Alan Greenspan commented that the U.S. economy seemed to be expanding and the risk of another economic downturn had to be viewed with the possibility of increased inflation in the future.


STOCK MARKET VOLATILITY PERSISTS
U.S. stock markets experienced disappointing results in response to the war on terrorism, the Fed's actions and declining corporate and economic data. Investor risk aversion increased, and by the end of third quarter 2001, this sentiment led to significant market volatility. Most equity indexes experienced their worst quarterly decline, on a percentage basis, since the quarter that


"... BUSINESS ACTIVITY ACCELERATED LATER IN THE
PERIOD AS COMPANIES BEGAN REBUILDING INVENTORIES. ..."

included the crash of 1987. However, in fourth quarter 2001, major stock indexes rebounded significantly from September's lows as indications of a potential economic recovery offered investors some optimism.

From late December through April, equity markets again experienced volatility despite solid first quarter GDP growth. Lower corporate earnings announcements and investors' skepticism of corporate integrity following Enron's collapse troubled the stock markets. In addition, consumer confidence dipped in April amid higher gas prices, rising joblessness and unrest in the Middle East. For the year ended April 30, 2002, the Dow Jones Industrial Average, Standard & Poor's 500 Composite Index (S&P 500) and Nasdaq Composite Index posted returns of -5.67%, -12.62% and -19.31%, respectively.(1) Typical of nascent economic recoveries, smaller stocks outperformed larger stocks and value stocks outperformed growth stocks. Although bond markets weakened for a brief period due to the short-lived stock market upturn, bond prices rose as yields generally declined.


SURVIVING AN UNCERTAIN FUTURE
While there is little doubt that the U.S. economy is recovering, how soon and at what pace remain in question. The National Bureau of Economic Research, which announced recently that the economic slowdown seemed to be fading, was reluctant to


1. Source: Standard & Poor's Micropal. The Dow Jones Industrial Average is a price-weighted index based on the average market price of 30 blue chip stocks. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Nasdaq Composite Index measures all Nasdaq National Market common stocks. The index is market value-weighted and includes over 4,000 companies.

formally announce an end to the recession. This type of uncertainty will most likely limit investor enthusiasm. Additionally, many analysts believe that the rebound will be modest partly because consumer spending and housing did not slow during the downturn. With consumers having already shown strength, the chances are small that they will continue as the primary driver of economic improvement. As a result, most economists look for increased business spending as the key to economic success. Investors are also concerned that if the Fed raises interest rates too soon, it may slow economic growth and hinder corporate earnings.

Recent market uncertainty reinforces the importance of investing for the long term, so short-term market fluctuations have minimal impact on overall investment goals. We firmly believe that most people benefit from professional advice, and that advice is never more valuable than during a volatile market. For that reason, we encourage you to discuss your financial goals with your investment representative, who can address concerns about volatility and help you diversify your investments and stay focused on the long term.

Franklin Templeton's portfolio managers and analysts devote themselves to providing funds with carefully selected and diversified holdings, which they continually oversee. In particular, each of the funds included in Franklin Strategic Series has specialized investment goals that make them attractive holdings to anchor a well-rounded portfolio. For in-depth discussions about each fund, please see the specific Fund reports following this shareholder letter.

As always, we appreciate your support, welcome your comments and questions, and look forward to continuing to serve your investment needs.

Sincerely,

/S/ RUPERT H. JOHNSON, JR.

Rupert H. Johnson, Jr.
President
Franklin Strategic Series


A NOTE ABOUT
DUPLICATE MAILINGS

YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.

FRANKLIN AGGRESSIVE GROWTH FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN AGGRESSIVE GROWTH FUND SEEKS CAPITAL APPRECIATION BY INVESTING PRIMARILY IN THE EQUITY SECURITIES OF COMPANIES DEMONSTRATING ACCELERATING GROWTH, INCREASING PROFITABILITY, OR ABOVE-AVERAGE GROWTH OR GROWTH POTENTIAL, WHEN COMPARED WITH THE OVERALL ECONOMY.
--------------------------------------------------------------------------------


This annual report for Franklin Aggressive Growth Fund covers the fiscal year ended April 30, 2002. The 12 months under review proved to be extremely volatile for equity investors. Economic growth decelerated worldwide during the Fund's fiscal year, largely due to the late 1990s' excessive corporate spending, especially in the telecommunications and technology sectors. Many economic segments felt the effects of this overcapacity, which led to falling utilization rates and employment levels. The economic slowdown reached its nadir in the aftermath of the September 11 terrorist attacks as corporate and consumer spending stalled further. Attempting to reaccelerate the economy, the Federal Reserve Board lowered the federal

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 55.

funds target rate seven times during the period. Increased liquidity finally seemed to have an impact in fourth quarter 2001, when signs of economic stability appeared, including improved housing starts, decelerating jobless claims growth and better-than-expected retail sales. The economy continued its recovery with a surge in gross domestic product growth of an annualized 5.6% in first quarter 2002.

Within a slowing economic and volatile market environment, most major equity market indexes fell sharply during the Fund's fiscal year. Overall, value stocks outperformed growth stocks for the same period as demonstrated by the Russell 3000[REGISTRATION MARK] Value Index's and Russell 3000 Growth Index's -2.17% and -19.29% total returns.(1) We performed slightly better than our benchmark, the Russell 3000 Growth Index. For the 12 months ended April 30, 2002, Franklin Aggressive Growth Fund - Class A posted a -19.08% cumulative total return as shown in the Performance Summary beginning on page 10. The Fund's exposure to technology stocks negatively impacted its performance as short-term growth rates declined dramatically and weighed heavily on share prices. However, our investment style favors companies with superior, long-term growth, and we


1. Source: Standard & Poor's Micropal. The unmanaged Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000[REGISTRATION MARK] Value or the Russell 2000[REGISTRATION MARK] Value indexes. The unmanaged Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

PORTFOLIO BREAKDOWN
FRANKLIN AGGRESSIVE GROWTH FUND
BASED ON TOTAL NET ASSETS
4/30/02

Electronic Technology*                    25.2%
Technology Services*                      20.3%
Health Technology*                        15.2%
Retail Trade                               7.5%
Consumer Services                          6.7%
Health Services                            4.6%
Industrial Services                        3.1%
Finance                                    3.0%
Producer Manufacturing                     2.9%
Commercial Services                        2.6%
Transportation                             2.5%
Distribution Services                      1.6%
Short-Term Investments & Other Net Assets   4.8%

*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

TOP 10 HOLDINGS
Franklin Aggressive Growth Fund
4/30/02

COMPANY               % OF TOTAL
SECTOR/INDUSTRY       NET ASSETS
--------------------------------

Caremark RX Inc.            2.3%
HEALTH SERVICES

Concord EFS Inc.            2.3%
TECHNOLOGY SERVICES

AdvancePCS                  2.3%
HEALTH SERVICES

Affiliated Computer
Services Inc., A            2.1%
TECHNOLOGY SERVICES

L-3 Communications
Holdings Inc.               2.0%
ELECTRONIC TECHNOLOGY

Weatherford
International Inc.          2.0%
INDUSTRIAL SERVICES

HNC Software Inc.           2.0%
TECHNOLOGY SERVICES

Lexmark International Inc.  1.9%
ELECTRONIC TECHNOLOGY

Forward Air Corp.           1.9%
TRANSPORTATION

Network Appliance Inc.      1.8%
ELECTRONIC TECHNOLOGY




believe many technology companies still have tremendous long-term potential.

Although we were a bit premature about the timing of an economic recovery and regret not being more heavily invested in defensive sectors during the reporting period, our optimism benefited the Fund in late 2001, as investors became more enthusiastic about prospects for economic strength in 2002. We increased our exposure to economically sensitive sectors, such as technology, transportation, retail sales and consumer services, in late September and early October when stock markets weakened following the terrorist attacks. While we were pleased these holdings' prices improved, their rebound's speed and magnitude surprised us. We will likely be more cautious investing in these sectors going forward, at least until signs of an economic recovery become clearer.

Looking ahead, we are hopeful that a recovery is indeed under way and believe that the Fund is positioned to benefit from economic growth. We are optimistic about the markets in the coming fiscal year given the improving economic backdrop. At the same time, we will continue our disciplined search for investments across many industries that will perform well in a variety of market conditions. We expect volatility to persist even during a recovery, especially in light of the ongoing conflict in Afghanistan, and we will continue seeking to take advantage of any volatility to buy stocks of what we believe are well-positioned growth companies at attractive valuations.

Thank you for your participation in Franklin Aggressive Growth Fund. We appreciate your support, welcome your comments and look forward to serving your future investment needs.


/S/ MICHAEL MCCARTHY

Michael McCarthy


/S/ JOHN P. SCANDALIOS

John P. Scandalios

Portfolio Management Team
Franklin Aggressive Growth Fund


This discussion reflects our views, opinions and portfolio holdings as of April 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN AGGRESSIVE
GROWTH FUND


CLASS A: Subject to the maximum 5.75% initial sales charge.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.


PERFORMANCE SUMMARY AS OF 4/30/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE INFORMATION

CLASS A                        CHANGE         4/30/02   4/30/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$2.92         $12.38    $15.30

CLASS B                        CHANGE         4/30/02   4/30/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$2.97         $12.20    $15.17

CLASS C                        CHANGE         4/30/02   4/30/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$2.96         $12.18    $15.14

CLASS R                        CHANGE         4/30/02   1/1/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$1.38         $12.37    $13.75

ADVISOR CLASS                  CHANGE         4/30/02   4/30/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$2.90         $12.50    $15.40

              Past performance does not guarantee future results.

PERFORMANCE

                                                       INCEPTION
CLASS A                                        1-YEAR  (6/23/99)
----------------------------------------------------------------
Cumulative Total Return(1)                     -19.08%  +26.76%
Average Annual Total Return(2)                 -23.72%   +6.43%
Value of $10,000 Investment(3)                  $7,628  $11,948
Avg. Ann. Total Return (3/31/02)(4)             -7.35%   +8.85%

                                                       INCEPTION
CLASS B                                        1-YEAR  (6/23/99)
----------------------------------------------------------------
Cumulative Total Return(1)                     -19.58%  +24.83%
Average Annual Total Return(2)                 -22.79%   +7.16%
Value of $10,000 Investment(3)                  $7,721  $12,183
Avg. Ann. Total Return (3/31/02)(4)             -6.32%   +9.68%

                                                       INCEPTION
CLASS C                                        1-YEAR  (6/23/99)
----------------------------------------------------------------
Cumulative Total Return(1)                     -19.55%  +24.61%
Average Annual Total Return(2)                 -21.14%   +7.64%
Value of $10,000 Investment(3)                  $7,886  $12,338
Avg. Ann. Total Return (3/31/02)(4)             -4.27%  +10.13%

                                                       INCEPTION
CLASS R                                                (1/1/02)
----------------------------------------------------------------
Cumulative Total Return(1)                              -10.04%
Aggregate Total Return(5)                               -10.94%
Value of $10,000 Investment(3)                           $8,906
Aggregate Total Return (3/31/02)(4,5)                    -5.61%

                                                       INCEPTION
ADVISOR CLASS                                  1-YEAR  (6/23/99)
----------------------------------------------------------------
Cumulative Total Return(1)                     -18.83%  +28.05%
Average Annual Total Return(2)                 -18.83%   +9.05%
Value of $10,000 Investment(3)                  $8,117  $12,805
Avg. Ann. Total Return (3/31/02)(4)             -1.34%  +11.62%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the applicable, maximum sales charge(s) for that class.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEXES INCLUDE REINVESTED DIVIDENDS. THEY DIFFER FROM THE FUND IN COMPOSITION AND DO NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.


AVERAGE ANNUAL TOTAL RETURN

CLASS A              4/30/02
----------------------------
1-Year               -23.72%
Since Inception
(6/23/99)             +6.43%

CLASS A (6/23/99-4/30/02)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date         Franklin Aggressive Growth Fund      S&P 500 Index(6)  Russell 3000 Growth Index(6)
------------------------------------------------------------------------------------------------
6/23/99                  $ 9,425                        $10,000                $10,000
6/30/99                  $10,160                        $10,129                $10,160
7/31/99                  $11,235                        $ 9,813                $ 9,838
8/31/99                  $12,385                        $ 9,764                $ 9,960
9/30/99                  $13,195                        $ 9,496                $ 9,778
10/31/99                 $15,438                        $10,097                $10,482
11/30/99                 $18,596                        $10,302                $11,083
12/31/99                 $23,095                        $10,909                $12,290
1/31/00                  $22,603                        $10,362                $11,747
2/29/00                  $30,639                        $10,166                $12,481
3/31/00                  $28,536                        $11,160                $13,188
4/30/00                  $24,330                        $10,824                $12,510
5/31/00                  $21,899                        $10,602                $11,848
6/30/00                  $26,443                        $10,864                $12,788
7/31/00                  $25,594                        $10,695                $12,215
8/31/00                  $28,401                        $11,359                $13,332
9/30/00                  $27,147                        $10,759                $12,111
10/31/00                 $23,896                        $10,714                $11,509
11/30/00                 $17,239                        $ 9,870                $ 9,786
12/31/00                 $17,130                        $ 9,918                $ 9,535
1/31/01                  $19,340                        $10,270                $10,201
2/28/01                  $14,833                        $ 9,334                $ 8,493
3/31/01                  $12,874                        $ 8,744                $ 7,580
4/30/01                  $14,766                        $ 9,422                $ 8,536
5/31/01                  $14,717                        $ 9,485                $ 8,435
6/30/01                  $14,611                        $ 9,255                $ 8,272
7/31/01                  $13,694                        $ 9,164                $ 8,030
8/31/01                  $12,411                        $ 8,591                $ 7,384
9/30/01                  $10,046                        $ 7,898                $ 6,617
10/31/01                 $11,253                        $ 8,049                $ 6,982
11/30/01                 $12,835                        $ 8,666                $ 7,647
12/31/01                 $13,260                        $ 8,742                $ 7,663
1/31/02                  $12,652                        $ 8,615                $ 7,519
2/28/02                  $11,726                        $ 8,448                $ 7,194
3/31/02                  $12,652                        $ 8,766                $ 7,468
4/30/02                  $11,948                        $ 8,235                $ 6,889



AVERAGE ANNUAL TOTAL RETURN

CLASS B              4/30/02
----------------------------
1-Year               -22.79%
Since Inception
(6/23/99)             +7.16%

CLASS B (6/23/99-4/30/02)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date     Franklin Aggressive Growth Fund            S&P 500 Index(6)   Russell 3000 Growth Index(6)
------------------------------------------------------------------------------------------------
6/23/99                 $10,000                         $10,000                $10,000
6/30/99                 $10,780                         $10,129                $10,160
7/31/99                 $11,920                         $ 9,813                $ 9,838
8/31/99                 $13,140                         $ 9,764                $ 9,960
9/30/99                 $13,970                         $ 9,496                $ 9,778
10/31/99                $16,380                         $10,097                $10,482
11/30/99                $19,720                         $10,302                $11,083
12/31/99                $24,486                         $10,909                $12,290
1/31/00                 $23,975                         $10,362                $11,747
2/29/00                 $32,485                         $10,166                $12,481
3/31/00                 $30,245                         $11,160                $13,188
4/30/00                 $25,755                         $10,824                $12,510
5/31/00                 $23,177                         $10,602                $11,848
6/30/00                 $27,964                         $10,864                $12,788
7/31/00                 $27,043                         $10,695                $12,215
8/31/00                 $29,999                         $11,359                $13,332
9/30/00                 $28,660                         $10,759                $12,111
10/31/00                $25,213                         $10,714                $11,509
11/30/00                $18,176                         $ 9,870                $ 9,786
12/31/00                $18,049                         $ 9,918                $ 9,535
1/31/01                 $20,362                         $10,270                $10,201
2/28/01                 $15,604                         $ 9,334                $ 8,493
3/31/01                 $13,547                         $ 8,744                $ 7,580
4/30/01                 $15,522                         $ 9,422                $ 8,536
5/31/01                 $15,461                         $ 9,485                $ 8,435
6/30/01                 $15,348                         $ 9,255                $ 8,272
7/31/01                 $14,376                         $ 9,164                $ 8,030
8/31/01                 $13,015                         $ 8,591                $ 7,384
9/30/01                 $10,529                         $ 7,898                $ 6,617
10/31/01                $11,798                         $ 8,049                $ 6,982
11/30/01                $13,435                         $ 8,666                $ 7,647
12/31/01                $13,875                         $ 8,742                $ 7,663
1/31/02                 $13,230                         $ 8,615                $ 7,519
2/28/02                 $12,258                         $ 8,448                $ 7,194
3/31/02                 $13,220                         $ 8,766                $ 7,468
4/30/02                 $12,183                         $ 8,235                $ 6,889


              Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN

CLASS C              4/30/02
----------------------------
1-Year               -21.14%
Since Inception
(6/23/99)             +7.64%

CLASS C (6/23/99-4/30/02)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date          Franklin Aggressive Growth Fund      S&P 500 Index(6)    Russell 3000 Growth Index(6)
------------------------------------------------------------------------------------------------
6/23/99                   $ 9,901                      $10,000                $10,000
6/30/99                   $10,673                      $10,129                $10,160
7/31/99                   $11,802                      $ 9,813                $ 9,838
8/31/99                   $13,020                      $ 9,764                $ 9,960
9/30/99                   $13,842                      $ 9,496                $ 9,778
10/31/99                  $16,208                      $10,097                $10,482
11/30/99                  $19,515                      $10,302                $11,083
12/31/99                  $24,201                      $10,909                $12,290
1/31/00                   $23,684                      $10,362                $11,747
2/29/00                   $32,068                      $10,166                $12,481
3/31/00                   $29,851                      $11,160                $13,188
4/30/00                   $25,436                      $10,824                $12,510
5/31/00                   $22,894                      $10,602                $11,848
6/30/00                   $27,623                      $10,864                $12,788
7/31/00                   $26,722                      $10,695                $12,215
8/31/00                   $29,638                      $11,359                $13,332
9/30/00                   $28,312                      $10,759                $12,111
10/31/00                  $24,909                      $10,714                $11,509
11/30/00                  $17,953                      $ 9,870                $ 9,786
12/31/00                  $17,838                      $ 9,918                $ 9,535
1/31/01                   $20,127                      $10,270                $10,201
2/28/01                   $15,427                      $ 9,334                $ 8,493
3/31/01                   $13,381                      $ 8,744                $ 7,580
4/30/01                   $15,336                      $ 9,422                $ 8,536
5/31/01                   $15,275                      $ 9,485                $ 8,435
6/30/01                   $15,164                      $ 9,255                $ 8,272
7/31/01                   $14,202                      $ 9,164                $ 8,030
8/31/01                   $12,854                      $ 8,591                $ 7,384
9/30/01                   $10,403                      $ 7,898                $ 6,617
10/31/01                  $11,659                      $ 8,049                $ 6,982
11/30/01                  $13,280                      $ 8,666                $ 7,647
12/31/01                  $13,715                      $ 8,742                $ 7,663
1/31/02                   $13,077                      $ 8,615                $ 7,519
2/28/02                   $12,115                      $ 8,448                $ 7,194
3/31/02                   $13,067                      $ 8,766                $ 7,468
4/30/02                   $12,338                      $ 8,235                $ 6,889



AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS        4/30/02
----------------------------
1-Year               -18.83%
Since Inception
(6/23/99)             +9.05%

ADVISOR CLASS (6/23/99-4/30/02)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date          Franklin Aggressive Growth Fund                S&P 500 Index(6)  Russell 3000 Growth Index(6)
---------------------------------------------------------------------------------------------------------
6/23/99                   $10,000                                $10,000                $10,000
6/30/99                   $10,780                                $10,129                $10,160
7/31/99                   $11,920                                $ 9,813                $ 9,838
8/31/99                   $13,150                                $ 9,764                $ 9,960
9/30/99                   $14,000                                $ 9,496                $ 9,778
10/31/99                  $16,410                                $10,097                $10,482
11/30/99                  $19,770                                $10,302                $11,083
12/31/99                  $24,566                                $10,909                $12,290
1/31/00                   $24,064                                $10,362                $11,747
2/29/00                   $32,615                                $10,166                $12,481
3/31/00                   $30,393                                $11,160                $13,188
4/30/00                   $25,918                                $10,824                $12,510
5/31/00                   $23,337                                $10,602                $11,848
6/30/00                   $28,191                                $10,864                $12,788
7/31/00                   $27,280                                $10,695                $12,215
8/31/00                   $30,290                                $11,359                $13,332
9/30/00                   $28,959                                $10,759                $12,111
10/31/00                  $25,498                                $10,714                $11,509
11/30/00                  $18,402                                $ 9,870                $ 9,786
12/31/00                  $18,285                                $ 9,918                $ 9,535
1/31/01                   $20,652                                $10,270                $10,201
2/28/01                   $15,837                                $ 9,334                $ 8,493
3/31/01                   $13,747                                $ 8,744                $ 7,580
4/30/01                   $15,776                                $ 9,422                $ 8,536
5/31/01                   $15,724                                $ 9,485                $ 8,435
6/30/01                   $15,622                                $ 9,255                $ 8,272
7/31/01                   $14,649                                $ 9,164                $ 8,030
8/31/01                   $13,266                                $ 8,591                $ 7,384
9/30/01                   $10,746                                $ 7,898                $ 6,617
10/31/01                  $12,047                                $ 8,049                $ 6,982
11/30/01                  $13,737                                $ 8,666                $ 7,647
12/31/01                  $14,198                                $ 8,742                $ 7,663
1/31/02                   $13,542                                $ 8,615                $ 7,519
2/28/02                   $12,559                                $ 8,448                $ 7,194
3/31/02                   $13,563                                $ 8,766                $ 7,468
4/30/02                   $12,805                                $ 8,235                $ 6,889



6. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

Past performance does not guarantee future results.

FRANKLIN CALIFORNIA GROWTH FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN CALIFORNIA GROWTH FUND SEEKS CAPITAL APPRECIATION THROUGH A POLICY OF INVESTING AT LEAST 80% OF NET ASSETS IN EQUITY SECURITIES OF COMPANIES EITHER HEADQUARTERED OR CONDUCTING A MAJORITY OF THEIR OPERATIONS IN THE STATE OF CALIFORNIA.
--------------------------------------------------------------------------------

This annual report of Franklin California Growth Fund covers the fiscal year ended April 30, 2002. During the 12 months under review, the U.S. economy experienced a recession, according to the National Bureau of Economic Research. The terrorist attacks on September 11 exacerbated the already vulnerable economy, slowing economic growth considerably. However, the domestic economy proved to be quite flexible. Aided by the Federal Reserve Board's record 11 interest rate cuts in 2001 and the government's substantial tax-cut package, gross domestic product (GDP) growth rose at annualized rates of 1.7% in fourth quarter 2001 and 5.6% in first quarter 2002. Inventory rebuilding and robust consumer spending, especially in the housing and automobile sectors, were the predominant drivers of the economy in the first quarter.

U.S. equity markets continued to be very turbulent during the Fund's fiscal year. At the beginning of the period, the stock


The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 62.

market rallied strongly from its April 2001 lows as investors became more optimistic about an economic recovery by the end of 2001. However, continued reports of corporate profit shortfalls and lower sales growth expectations, particularly in the technology sector, discouraged investors and led to depressed share prices throughout the period. Although the domestic economy experienced one of the mildest recessions in post-war history, the decline in corporate profits was the worst on record since the 1930s.(1) The economic interruption from September 11's tragic events also weighed heavily on stock prices in early September, but signs of an economic recovery helped fuel a stock market rally from late September through period-end.

Within this environment, Franklin California Growth Fund - Class A posted a -9.84% one-year cumulative total return as of April 30, 2002, as shown in the Performance Summary beginning on page 20. This compared favorably with the Fund's benchmarks, the Franklin California 250 Growth Index[REGISTRATION MARK] (CAL 250 Index) and the Standard & Poor's 500 Composite Index (S&P 500), which posted returns of -20.29% and -12.62% for the same period.(2)

Attempting to achieve success with the Fund's capital appreciation investment goal, we used a focused investment management

1. Source: www.economist.com, 3/27/02.
2. Sources: CDA/Wiesenberger; Standard & Poor's Micropal. The unmanaged Franklin CAL 250 Index consists of equal weightings of California's top 250 companies, based on market capitalization, and is rebalanced quarterly. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

PORTFOLIO BREAKDOWN
FRANKLIN CALIFORNIA GROWTH FUND
BASED ON TOTAL NET ASSETS
4/30/02

Electronic Technology*   19.5%
Health Technology*       14.2%
Finance                  12.8%
Consumer Services        8.4%
Real Estate              5.8%
Technology Services*     5.6%
Health Services          5.3%
Consumer Durables        3.9%
Producer Manufacturing   3.6%
Retail Trade             3.3%
Commercial Services      2.5%
Consumer Non-Durables    2.3%
Energy Minerals          1.9%
Utilities                1.7%
Distribution Services    1.7%
Transportation           1.6%
Other                    1.4%
Short-Term Investments
& Other Net Assets       4.5%


*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

TOP 10 HOLDINGS
Franklin California Growth Fund
4/30/02


COMPANY           % OF TOTAL
SECTOR/INDUSTRY   NET ASSETS
----------------------------
Mattel Inc.             2.8%
CONSUMER DURABLES

Tenet Healthcare Corp.  2.4%
HEALTH SERVICES

Amgen Inc.              2.3%
HEALTH TECHNOLOGY

Wellpoint Health
Networks Inc.           2.3%
HEALTH SERVICES

The PMI Group Inc.      2.0%
FINANCE

City National Corp.     2.0%
FINANCE

Safeway Inc.            2.0%
RETAIL TRADE

ChevronTexaco Corp.     1.9%
ENERGY MINERALS

Varian Inc.             1.9%
PRODUCER MANUFACTURING

Wells Fargo & Co.       1.8%
FINANCE


strategy in identifying investments here in our own "backyard." We sought to take advantage of Franklin Templeton's vast resources, including an extensive professional staff of more than 40 senior fundamental research analysts and 10 research associates. Some of the Fund's stalwart holdings during the reporting period included health services companies such as Tenet Healthcare and Wellpoint Health Networks. Selective financial stocks also performed well, such as mortgage insurance provider The PMI Group and regional banks City National and Silicon Valley Bancshares.

After the September 11 attacks, there was significant concern that consumer spending would decline dramatically. So far, consumers have been surprisingly resilient and the Fund benefited from a number of our consumer-related holdings during the period. In particular, e-commerce and the consumer software industry strengthened as the popularity and growth of the Internet continued. As more consumers logged on to the Web, companies with viable business models experienced very strong growth rates. Online services such as Ticketmaster's personal listings, eBay's auction site, and Intuit's tax preparation software spurred favorable earnings reports and significant gains for these holdings. The robust housing market also inspired us to purchase homebuilder Ryland Group based on what we felt were an attractive valuation and positive long-term fundamentals. We sold our Ryland position for a profit after the stock's price increased substantially amid increasing shorter-term concerns regarding the potential negative impact of rising interest rates on home sales. Retailers such as Quicksilver, Cost Plus and Williams-Sonoma, which we sold during the period at a gain, also benefited from strong consumer spending. These gains, however, were somewhat offset by our loss in The Gap, which we sold during the period due to continuing sluggish growth and credit concerns with the company's off balance-sheet debt.

The health technology sector negatively impacted the Fund because unsuccessful FDA trials and disappointments over the timeline for new drugs coming to market hurt our biotechnology positions. The lack of appointment of a new FDA commissioner also impeded matters. Fortunately, our health services gains muted our biotechnology losses. Despite near-term weakness with health care product-related companies, we remain committed to this sector, particularly biotechnology, as we believe this will be an area of innovation and growth in the coming decade. By our analysts' estimations, more than 100 new products may be launched over the next several years, which will likely drive revenues and profitability for many firms.

Within technology, we maintained a cautious outlook on the software sector throughout the period. Despite some stock gains driven by strong product cycles, like Adobe Systems', these were more than offset by the continued slowdown in information technology spending and overoptimistic assumptions that spending would reaccelerate in the near term. As a result, our Netiq, VERITAS Software, Oracle and Mercury Interactive positions hindered performance. Toward fiscal year-end, the software industry began to look more attractive as expectations dropped to what we considered reasonable levels and end-users seemed to stabilize their business outlook. We expect to increase our software positions over the coming fiscal year. Since semiconductor equipment and select semiconductor companies traditionally lead an economic recovery, many of our holdings enhanced Fund performance through their positive price momentum over the reporting period. Our positions in Semtech, KLA-Tencor, Applied Materials, Novellus Systems and International Rectifier contributed to the Fund as it appeared investors believed these companies would be some of the first technology companies to report stronger earnings.

Looking forward, our overall outlook for equity markets remains guarded as we expect fluctuations in investor sentiment may lead major averages sideways for some period of time. In our opinion, there will continue to be many winners and losers in the marketplace. Even in this type of environment, however, we believe that our rigorous research process should help deliver solid investment results over the long term.

California holds tremendous economic power as the largest and most diverse state in the nation, representing almost 13% of U.S. GDP and generating more than $1.3 trillion of goods and services annually.(3) The wealth of resources and creative spirit within the state creates what we believe are some potentially promising investment opportunities. As we continue to scan the investment horizon, we find that California, with about 1,400 publicly traded companies, offers many investment ideas from which to choose across a wide array of diverse industries.(4)


3. Source: California Office of Economic Research, AN ECONOMIC PROFILE, January 2001.
4. Source: S&P Compustat, April 2002.

We thank you for your participation in Franklin California Growth Fund and welcome any comments or suggestions you may have. We look forward to serving your investment needs in the years to come.

/S/ CONRAD B. HERRMANN

Conrad B. Herrmann
Portfolio Manager
Franklin California Growth Fund



This discussion reflects our views, opinions and portfolio holdings as of April 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. Of course, there are certain risks involved with investing in a non-diversified fund concentrating in securities associated with a single state, such as increased susceptibility to adverse economic or regulatory developments. The Fund also invests a portion of its assets in small or relatively new or unseasoned companies, which involves the additional risks related to relatively small revenues, limited product lines and small market share. These and other risks are described in the prospectus.

FRANKLIN CALIFORNIA
GROWTH FUND


CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.


PERFORMANCE SUMMARY AS OF 4/30/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE INFORMATION

CLASS A                        CHANGE         4/30/02   4/30/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$3.35         $30.70    $34.05

CLASS B                        CHANGE         4/30/02   4/30/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$3.52         $29.91    $33.43

CLASS C                        CHANGE         4/30/02   4/30/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$3.53         $29.97    $33.50

CLASS R                        CHANGE         4/30/02   1/1/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$1.17         $30.67    $31.84


              Past performance does not guarantee future results.

PERFORMANCE

CLASS A                               1-YEAR   5-YEAR   10-YEAR
----------------------------------------------------------------
Cumulative Total Return(1)             -9.84%  +82.19% +396.59%
Average Annual Total Return(2)        -15.03%  +11.42%  +16.69%
Value of $10,000 Investment(3)         $8,497  $17,171  $46,813
Avg. Ann. Total Return (3/31/02)(4)    -0.92%  +12.87%  +16.71%

                                                       INCEPTION
CLASS B                               1-YEAR   3-YEAR  (1/1/99)
----------------------------------------------------------------
Cumulative Total Return(1)            -10.53%  +23.94%  +31.23%
Average Annual Total Return(2)        -14.11%   +6.54%   +7.76%
Value of $10,000 Investment(3)         $8,589  $12,094  $12,823
Avg. Ann. Total Return (3/31/02)(4)    +0.36%   +9.10%   +9.60%

                                                       INCEPTION
CLASS C                               1-YEAR   5-YEAR  (9/3/96)
----------------------------------------------------------------
Cumulative Total Return(1)            -10.54%  +75.59%  +91.64%
Average Annual Total Return(2)        -12.32%  +11.70%  +11.99%
Value of $10,000 Investment(3)         $8,768  $17,388  $18,975
Avg. Ann. Total Return (3/31/02)(4)    +2.33%  +13.16%  +13.16%

                                                       INCEPTION
CLASS R                                                (1/1/02)
----------------------------------------------------------------
Cumulative Total Return(1)                               -3.67%
Aggregate Total Return(5)                                -4.64%
Value of $10,000 Investment(3)                           $9,536
Aggregate Total Return (3/31/02)(4,5)                    +0.04%


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEXES INCLUDE REINVESTED DIVIDENDS. THEY DIFFER FROM THE FUND IN COMPOSITION AND DO NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

AVERAGE ANNUAL TOTAL RETURN

CLASS A              4/30/02
----------------------------
1-Year               -15.03%
5-Year               +11.42%
10-Year              +16.69%

CLASS A (5/1/92-4/30/02)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date        Franklin California Growth Fund        S&P 500 Index(6)  Franklin CAL 250 Index(7)
--------------------------------------------------------------------------------------------
5/1/92                    $ 9,427                       $10,000              $10,000
5/31/92                   $ 9,456                       $10,049              $10,061
6/30/92                   $ 8,869                       $ 9,899              $ 9,409
7/31/92                   $ 9,128                       $10,303              $ 9,806
8/31/92                   $ 8,725                       $10,093              $ 9,382
9/30/92                   $ 8,830                       $10,212              $ 9,472
10/31/92                  $ 9,253                       $10,247              $ 9,990
11/30/92                  $10,080                       $10,595              $10,799
12/31/92                  $10,288                       $10,726              $11,197
1/31/93                   $10,617                       $10,816              $11,612
2/28/93                   $10,182                       $10,963              $11,134
3/31/93                   $10,298                       $11,194              $11,245
4/30/93                   $ 9,872                       $10,923              $10,823
5/31/93                   $10,588                       $11,215              $11,638
6/30/93                   $10,564                       $11,247              $11,611
7/31/93                   $10,321                       $11,202              $11,643
8/31/93                   $11,012                       $11,627              $12,214
9/30/93                   $11,469                       $11,537              $12,500
10/31/93                  $11,625                       $11,776              $12,683
11/30/93                  $11,595                       $11,664              $12,522
12/31/93                  $12,096                       $11,805              $12,906
1/31/94                   $12,631                       $12,207              $13,328
2/28/94                   $12,796                       $11,876              $13,099
3/31/94                   $12,508                       $11,359              $12,460
4/30/94                   $12,394                       $11,505              $12,346
5/31/94                   $12,466                       $11,692              $12,362
6/30/94                   $12,103                       $11,406              $11,812
7/31/94                   $12,538                       $11,780              $12,203
8/31/94                   $13,365                       $12,262              $13,354
9/30/94                   $13,463                       $11,963              $13,218
10/31/94                  $13,920                       $12,231              $13,562
11/30/94                  $13,964                       $11,785              $13,166
12/31/94                  $14,095                       $11,960              $13,350
1/31/95                   $14,084                       $12,270              $13,674
2/28/95                   $15,065                       $12,747              $14,206
3/31/95                   $15,635                       $13,123              $14,970
4/30/95                   $16,000                       $13,509              $15,455
5/31/95                   $16,638                       $14,048              $15,915
6/30/95                   $17,758                       $14,374              $17,001
7/31/95                   $19,270                       $14,849              $18,501
8/31/95                   $19,707                       $14,886              $18,889
9/30/95                   $20,192                       $15,515              $19,274
10/31/95                  $20,227                       $15,459              $18,844
11/30/95                  $20,865                       $16,136              $19,596
12/31/95                  $20,810                       $16,447              $19,359
1/31/96                   $21,055                       $17,007              $19,531
2/29/96                   $21,765                       $17,165              $20,246
3/31/96                   $21,946                       $17,329              $19,950
4/30/96                   $23,600                       $17,584              $21,914
5/31/96                   $24,129                       $18,036              $22,638
6/30/96                   $23,404                       $18,105              $21,101
7/31/96                   $22,018                       $17,304              $19,384
8/31/96                   $23,391                       $17,670              $20,934
9/30/96                   $24,894                       $18,663              $22,556
10/31/96                  $25,206                       $19,178              $22,193
11/30/96                  $27,033                       $20,626              $24,058
12/31/96                  $27,143                       $20,217              $24,348
1/31/97                   $27,581                       $21,479              $25,657
2/28/97                   $26,811                       $21,648              $24,648
3/31/97                   $25,257                       $20,761              $23,280
4/30/97                   $25,695                       $21,998              $23,359
5/31/97                   $28,165                       $23,336              $25,975
6/30/97                   $28,330                       $24,381              $26,898
7/31/97                   $30,675                       $26,319              $29,701
8/31/97                   $30,489                       $24,846              $30,386
9/30/97                   $32,754                       $26,205              $32,308
10/31/97                  $31,581                       $25,329              $30,200
11/30/97                  $31,914                       $26,502              $29,904
12/31/97                  $31,405                       $26,958              $29,311
1/31/98                   $30,947                       $27,254              $30,491
2/28/98                   $33,392                       $29,220              $33,270
3/31/98                   $34,086                       $30,716              $33,727
4/30/98                   $34,697                       $31,026              $34,038
5/31/98                   $32,864                       $30,492              $32,413
6/30/98                   $33,636                       $31,730              $33,233
7/31/98                   $32,035                       $31,394              $31,848
8/31/98                   $26,733                       $26,861              $25,417
9/30/98                   $28,501                       $28,582              $28,105
10/31/98                  $30,087                       $30,906              $30,343
11/30/98                  $32,286                       $32,779              $33,951
12/31/98                  $34,771                       $34,667              $36,554
1/31/99                   $37,002                       $36,116              $39,387
2/28/99                   $34,084                       $34,993              $36,159
3/31/99                   $36,101                       $36,393              $37,513
4/30/99                   $36,916                       $37,801              $39,148
5/31/99                   $36,802                       $36,909              $39,795
6/30/99                   $40,530                       $38,957              $43,695
7/31/99                   $40,918                       $37,742              $43,606
8/31/99                   $42,553                       $37,553              $44,397
9/30/99                   $43,400                       $36,524              $45,697
10/31/99                  $48,766                       $38,836              $49,792
11/30/99                  $55,767                       $39,625              $56,315
12/31/99                  $67,862                       $41,958              $64,614
1/31/00                   $67,919                       $39,852              $64,587
2/29/00                   $85,523                       $39,099              $79,523
3/31/00                   $80,803                       $42,923              $76,989
4/30/00                   $71,950                       $41,631              $67,567
5/31/00                   $67,230                       $40,777              $62,622
6/30/00                   $77,273                       $41,785              $75,341
7/31/00                   $75,222                       $41,133              $71,675
8/31/00                   $86,226                       $43,687              $83,617
9/30/00                   $83,543                       $41,380              $78,414
10/31/00                  $76,269                       $41,207              $70,435
11/30/00                  $59,999                       $37,960              $52,389
12/31/00                  $63,083                       $38,146              $54,135
1/31/01                   $64,197                       $39,500              $60,158
2/28/01                   $52,318                       $35,901              $46,749
3/31/01                   $46,691                       $33,629              $39,695
4/30/01                   $51,921                       $36,238              $47,346
5/31/01                   $51,937                       $36,481              $47,282
6/30/01                   $51,617                       $35,595              $47,471
7/31/01                   $49,680                       $35,246              $43,664
8/31/01                   $47,164                       $33,043              $39,823
9/30/01                   $40,638                       $30,376              $31,323
10/31/01                  $43,443                       $30,957              $35,515
11/30/01                  $47,515                       $33,331              $39,890
12/31/01                  $48,430                       $33,624              $41,512
1/31/02                   $47,393                       $33,133              $40,048
2/28/02                   $45,578                       $32,494              $36,292
3/31/02                   $49,085                       $33,716              $40,074
4/30/02                   $46,813                       $31,672              $37,742





AVERAGE ANNUAL TOTAL RETURN

CLASS B              4/30/02
----------------------------
1-Year               -14.11%
3-Year                +6.54%
Since Inception
(1/1/99)              +7.76%

CLASS B (1/1/99-4/30/02)


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date         Franklin California Growth Fund        S&P 500 Index(6)  Franklin CA 250 Index(7)
--------------------------------------------------------------------------------------------
1/1/99                    $10,000                        $10,000            $10,000
1/31/99                   $10,633                        $10,418            $10,775
2/29/99                   $ 9,786                        $10,094            $ 9,892
3/31/99                   $10,362                        $10,498            $10,263
4/30/99                   $10,588                        $10,904            $10,710
5/31/99                   $10,551                        $10,647            $10,887
6/30/99                   $11,610                        $11,238            $11,954
7/31/99                   $11,709                        $10,887            $11,929
8/31/99                   $12,175                        $10,833            $12,146
9/30/99                   $12,406                        $10,536            $12,501
10/31/99                  $13,932                        $11,203            $13,622
11/30/99                  $15,919                        $11,430            $15,406
12/31/99                  $19,359                        $12,103            $17,676
1/31/00                   $19,359                        $11,496            $17,669
2/29/00                   $24,362                        $11,278            $21,755
3/31/00                   $23,001                        $12,381            $21,062
4/30/00                   $20,473                        $12,009            $18,484
5/31/00                   $19,116                        $11,763            $17,132
6/30/00                   $21,957                        $12,053            $20,611
7/31/00                   $21,363                        $11,865            $19,608
8/31/00                   $24,473                        $12,602            $22,875
9/30/00                   $23,694                        $11,937            $21,452
10/31/00                  $21,615                        $11,886            $19,269
11/30/00                  $16,992                        $10,950            $14,332
12/31/00                  $17,857                        $11,003            $14,810
1/31/01                   $18,160                        $11,394            $16,457
2/28/01                   $14,795                        $10,356            $12,789
3/31/01                   $13,193                        $ 9,700            $10,859
4/30/01                   $14,668                        $10,453            $12,953
5/31/01                   $14,659                        $10,523            $12,935
6/30/01                   $14,558                        $10,268            $12,987
7/31/01                   $14,005                        $10,167            $11,945
8/31/01                   $13,290                        $ 9,532            $10,894
9/30/01                   $11,438                        $ 8,762            $ 8,569
10/31/01                  $12,219                        $ 8,930            $ 9,716
11/30/01                  $13,360                        $ 9,615            $10,913
12/31/01                  $13,610                        $ 9,699            $11,356
1/31/02                   $13,312                        $ 9,558            $10,956
2/28/02                   $12,794                        $ 9,373            $ 9,928
3/31/02                   $13,768                        $ 9,726            $10,963
4/30/02                   $12,823                        $ 9,136            $10,325


              Past performance does not guarantee future results.

CLASS C (9/3/96-4/30/02)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date            Franklin California Growth Fund      S&P 500 Index(6)  Franklin CAL 250 Index(7)
--------------------------------------------------------------------------------------------
9/3/96                      $ 9,901                      $10,000              $10,000
9/30/96                     $10,520                      $10,562              $10,774
10/31/96                    $10,641                      $10,854              $10,601
11/30/96                    $11,407                      $11,673              $11,492
12/31/96                    $11,446                      $11,442              $11,631
1/31/97                     $11,619                      $12,156              $12,256
2/28/97                     $11,289                      $12,252              $11,774
3/31/97                     $10,627                      $11,750              $11,121
4/30/97                     $10,806                      $12,450              $11,158
5/31/97                     $11,833                      $13,207              $12,408
6/30/97                     $11,854                      $13,798              $12,849
7/31/97                     $12,876                      $14,895              $14,188
8/31/97                     $12,787                      $14,061              $14,515
9/30/97                     $13,730                      $14,830              $15,433
10/31/97                    $13,230                      $14,335              $14,426
11/30/97                    $13,359                      $14,999              $14,285
12/31/97                    $13,140                      $15,257              $14,001
1/31/98                     $12,947                      $15,425              $14,565
2/28/98                     $13,963                      $16,537              $15,892
3/31/98                     $14,237                      $17,383              $16,111
4/30/98                     $14,488                      $17,559              $16,259
5/31/98                     $13,718                      $17,257              $15,483
6/30/98                     $14,027                      $17,958              $15,875
7/31/98                     $13,350                      $17,767              $15,213
8/31/98                     $11,138                      $15,202              $12,141
9/30/98                     $11,867                      $16,176              $13,425
10/30/98                    $12,521                      $17,491              $14,494
11/30/98                    $13,420                      $18,551              $16,218
12/31/98                    $14,450                      $19,620              $17,461
1/31/99                     $15,370                      $20,440              $18,815
2/28/99                     $14,152                      $19,804              $17,273
3/31/99                     $14,976                      $20,596              $17,919
4/30/99                     $15,311                      $21,393              $18,700
5/31/99                     $15,251                      $20,888              $19,009
6/30/99                     $16,786                      $22,048              $20,872
7/31/99                     $16,935                      $21,360              $20,830
8/31/99                     $17,605                      $21,253              $21,208
9/30/99                     $17,939                      $20,671              $21,829
10/31/99                    $20,151                      $21,979              $23,785
11/30/99                    $23,026                      $22,425              $26,900
12/31/99                    $28,006                      $23,746              $30,865
1/31/00                     $28,012                      $22,554              $30,852
2/29/00                     $35,251                      $22,128              $37,987
3/31/00                     $33,284                      $24,292              $36,776
4/30/00                     $29,620                      $23,561              $32,275
5/31/00                     $27,659                      $23,078              $29,913
6/30/00                     $31,766                      $23,648              $35,989
7/31/00                     $30,905                      $23,279              $34,238
8/31/00                     $35,400                      $24,724              $39,942
9/30/00                     $34,277                      $23,419              $37,457
10/31/00                    $31,270                      $23,321              $33,646
11/30/00                    $24,581                      $21,483              $25,025
12/31/00                    $25,838                      $21,588              $25,859
1/31/01                     $26,269                      $22,355              $28,736
2/28/01                     $21,400                      $20,318              $22,331
3/31/01                     $19,083                      $19,032              $18,962
4/30/01                     $21,210                      $20,509              $22,617
5/31/01                     $21,204                      $20,646              $22,586
6/30/01                     $21,052                      $20,145              $22,676
7/31/01                     $20,248                      $19,947              $20,858
8/31/01                     $19,215                      $18,700              $19,023
9/30/01                     $16,544                      $17,191              $14,962
10/31/01                    $17,671                      $17,520              $16,965
11/30/01                    $19,323                      $18,863              $19,055
12/31/01                    $19,678                      $19,029              $19,830
1/31/02                     $19,247                      $18,752              $19,130
2/28/02                     $18,500                      $18,390              $17,336
3/31/02                     $19,912                      $19,081              $19,143
4/30/02                     $18,975                      $17,925              $18,028



AVERAGE ANNUAL TOTAL RETURN

CLASS C              4/30/02
----------------------------
1-Year               -12.32%
5-Year               +11.70%
Since Inception
(9/3/96)             +11.99%


6. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

7. Source: CDA/Wiesenberger. The Franklin CAL 250 Index consists of equal weightings of California's top 250 companies, based on market capitalization, and is rebalanced quarterly.

Past performance does not guarantee future results.

FRANKLIN LARGE CAP GROWTH FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN LARGE CAP GROWTH FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING AT LEAST 80% OF NET ASSETS IN COMPANIES WHOSE MARKET CAPITALIZATIONS ARE WITHIN THE TOP 50% OF COMPANIES LISTED IN THE RUSSELL 1000 INDEX AT THE TIME OF PURCHASE.(1)
--------------------------------------------------------------------------------


This annual report for Franklin Large Cap Growth Fund covers the fiscal year ended April 30, 2002. The 12 months under review marked the second year in a row of a particularly difficult economic environment. In March 2001, according to the National Bureau of Economic Research, the country fell into recession. The economic slowdown created bloated inventories for many previously fast-growing companies, exacerbated by weakening demand. Consequent job losses, poor earnings results, and general uncertainty brought on by the September 11 attacks and subsequent military conflict weighed further on the economy. Swift government and Federal Reserve Board actions to bolster the economy helped curtail the recession, which proved to be mild and short-lived. Consumer confidence rebounded

1. The unmanaged Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 89% of the total market capitalization of the Russell 3000 Index.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 72.

strongly, particularly with regard to future expectations. Gross domestic product (GDP) grew at a surprisingly solid pace in the fourth quarter of 2001 and the first quarter of 2002, emphasizing the economy's resilience. Inflation remained well in check and consumer spending continued to be robust. Additionally, many companies reduced high business inventories to more reasonable levels.

Changing fundamentals and valuations negatively impacted stocks during the first half of the Fund's fiscal year. The aftermath of the September 11 terrorist attacks marked the nadir of the equity downturn, and since then, many stocks have moved into positive territory. However, for the second straight 12-month period, value investing outperformed the growth style. During the period under review, the Russell 1000 Growth Index plunged 20.10% while the Russell 1000 Value Index declined only 3.91%.(2) We slightly underperformed our benchmark, the Russell 1000 Growth Index. For the 12 months

2. Source: Standard & Poor's Micropal. The unmanaged Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The unmanaged Russell 1000 Value Index is a total return index that comprises stocks from the Russell 1000 Index with a less-than-average growth orientation. It represents the universe of stocks from which value managers typically select. The index has been reconstituted annually since 1989. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

PORTFOLIO BREAKDOWN
Franklin Large Cap Growth Fund
Based On Total Net Assets
4/30/02

Electronic Technology*  19.4%
Health Technology*      15.1%
Finance                 11.5%
Technology Services*     9.9%
Retail Trade             9.2%
Consumer Services        7.9%
Consumer Non-Durables    6.7%
Health Services          2.8%
Distribution Services    2.1%
Producer Manufacturing   2.1%
Communications           1.6%
Industrial Services      1.4%
Process Indusries        1.4%
Other                    0.8%
Short-Term Investments
& Other Net Assets       8.1%

*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

TOP 10 HOLDINGS
Franklin Large Cap Growth Fund
4/30/02

COMPANY                 % OF TOTAL
SECTOR/INDUSTRY         NET ASSETS
----------------------------------
Concord EFS Inc.              2.6%
TECHNOLOGY SERVICES

Tenet Healthcare Corp.        2.6%
HEALTH SERVICES

Wal-Mart Stores Inc.          2.3%
RETAIL TRADE

Microsoft Corp.               2.1%
TECHNOLOGY SERVICES

Lexmark International Inc.    2.1%
ELECTRONIC TECHNOLOGY

Pfizer Inc.                   2.0%
HEALTH TECHNOLOGY

Baxter International Inc.     2.0%
HEALTH TECHNOLOGY

International Business
Machines Corp.                2.0%
ELECTRONIC TECHNOLOGY

Procter & Gamble Co.          2.0%
CONSUMER NON-DURABLES

Pharmacia Corp.               1.9%
HEALTH TECHNOLOGY

ended April 30, 2002, Franklin Large Cap Growth Fund - Class A posted a -22.12% cumulative total return as shown in the Performance Summary beginning on page
30. However, the Fund's Class A shares returned 12.11% since their September low while the Russell 1000 Growth Index returned 10.92% for the same period.(2)

On April 30, 2002, the Fund held 91.9% of total net assets in equities and 8.1% in short-term investments and other net assets. More than 99% of the portfolio's equity holdings were companies with market capitalizations greater than that of the stock at the Russell 1000's midpoint, the definition of large cap according to the Fund's prospectus. The portfolio was concentrated in higher growth industries.

Throughout the reporting period, the strongest contributors to Fund performance were consumer-oriented stocks, which exhibited defensive qualities in the downturn and cyclical qualities in the upturn. Holdings such as eBay, Kohl's, Tiffany, Coca-Cola, Walt Disney, Radioshack, Anheuser-Busch, Univision Communications and Procter & Gamble benefited the Fund. Our defense sector investments also fared well as the new presidential administration consistently increased the Department of Defense budget to make up for prior years' underspending and in light of the recent terrorist attacks on the U.S. Our shares in Raytheon, General Dynamics and Lockheed Martin each gained more than 20% from the time they were purchased during the 12 months under review.

Health care investments proved to be our greatest strength and our greatest weakness. Tenet Healthcare, a leading hospital management company with superior productivity within a strong industry, was the Fund's best performing stock. Our biotechnology holdings also positively impacted the Fund. Conversely, our pharmaceutical and generics investments were disappointing. The Fund experienced similar results with its technology investments. Stellar performances by Adobe Systems, Accenture and Concord EFS were outweighed by losses from Oracle and BEA Systems.

On the negative side, we held on too long to stocks that had previously shown strong fundamentals and stock performance, such as CIENA, Juniper Networks and I2 Technologies. We underestimated the sharp falloff in demand for these companies' products. The unexpected demand slowdown led to a severe inventory build-up, dramatically curtailing earnings and earnings outlooks, and reducing stock prices.

Looking forward, we believe the Fund is well-positioned to benefit from a strengthening U.S. economy. Despite the turmoil of the past two years, the domestic economy, in our opinion the world's most flexible and dynamic, weathers challenges and continues to grow. Real GDP growth, which slowed in 2001, still managed to record an annualized 1.2% growth rate for the calendar year. Real after-tax personal income rose 3.6% for the same time period while productivity grew 5.2% in fourth quarter 2001. In addition, the unemployment rate, which increased to 6.0% for April 2002, is historically quite moderate.(3) If these numbers hold up well, which they appear to be, we expect the economy to recover satisfactorily. Therefore, we are optimistic about the stock market's future and confident that maintaining our philosophy of investing in industry leaders from the highest-growth sectors should reap rewards for the Fund.


3. Source: Bureau of Labor Statistics.

Thank you for your participation in Franklin Large Cap Growth Fund. We welcome your comments and suggestions and look forward to serving your investment needs in the years ahead.

/S/ THERESA SPATH

Theresa Spath

/S/ EDWARD B. JAMIESON

Edward B. Jamieson

/S/ MATT MOBERG

Matt Moberg

Portfolio Management Team
Franklin Large Cap Growth Fund


This discussion reflects our views, opinions and portfolio holdings as of April 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN LARGE CAP
GROWTH FUND

CLASS A: Subject to the maximum 5.75% initial sales charge.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.

PERFORMANCE SUMMARY AS OF 4/30/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE INFORMATION

CLASS A                        CHANGE         4/30/02   4/30/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$2.55          $8.98    $11.53

CLASS B                        CHANGE         4/30/02   4/30/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$2.57          $8.82    $11.39

CLASS C                        CHANGE         4/30/02   4/30/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$2.58          $8.82    $11.40

CLASS R                        CHANGE         4/30/02   1/1/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$0.89          $8.98     $9.87

ADVISOR CLASS                  CHANGE         4/30/02   4/30/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$2.53          $9.05    $11.58


Past performance does not guarantee future results.

PERFORMANCE


                                                      INCEPTION
CLASS A                                        1-YEAR  (6/7/99)
---------------------------------------------------------------
Cumulative Total Return(1)                     -22.12%   -9.93%
Average Annual Total Return(2)                 -26.57%   -5.49%
Value of $10,000 Investment(3)                  $7,343   $8,489
Avg. Ann. Total Return (3/31/02)(4)            -15.21%   -3.42%

                                                      INCEPTION
CLASS B                                        1-YEAR  (6/7/99)
---------------------------------------------------------------
Cumulative Total Return(1)                     -22.56%  -11.66%
Average Annual Total Return(2)                 -25.66%   -5.19%
Value of $10,000 Investment(3)                  $7,434   $8,570
Avg. Ann. Total Return (3/31/02)(4)            -14.11%   -3.06%

                                                      INCEPTION
CLASS C                                        1-YEAR  (6/7/99)
---------------------------------------------------------------
Cumulative Total Return(1)                     -22.63%  -11.68%
Average Annual Total Return(2)                 -24.20%   -4.52%
Value of $10,000 Investment(3)                  $7,580   $8,745
Avg. Ann. Total Return (3/31/02)(4)            -12.42%   -2.36%

                                                      INCEPTION
CLASS R                                                (1/1/02)
---------------------------------------------------------------
Cumulative Total Return(1)                               -9.02%
Aggregate Total Return(5)                                -9.93%
Value of $10,000 Investment(3)                           $9,007
Aggregate Total Return (3/31/02)(4,5)                    -3.71%

                                                      INCEPTION
ADVISOR CLASS                                  1-YEAR  (6/7/99)
---------------------------------------------------------------
Cumulative Total Return(1)                     -21.85%   -9.11%
Average Annual Total Return(2)                 -21.85%   -3.24%
Value of $10,000 Investment(3)                  $7,815   $9,089
Avg. Ann. Total Return (3/31/02)(4)             -9.80%   -1.07%

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the applicable, maximum sales charge(s) for that class.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON

FOR HYPOTHETICAL $10,000 INVESTMENT
TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEXES INCLUDE REINVESTED DIVIDENDS. THEY DIFFER FROM THE FUND IN COMPOSITION AND DO NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                   4/30/02
---------------------------------
1-Year                    -26.57%
Since Inception (6/7/99)   -5.49%


CLASS A (6/7/99-4/30/02)


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date         Franklin Large Cap Growth Fund        S&P 500 Index(6) Russell 1000 Growth Index(6)
------------------------------------------------------------------------------------------------
6/7/99                    $ 9,425                       $10,000                 $10,000
6/30/99                   $ 9,981                       $10,426                 $10,537
7/31/99                   $ 9,774                       $10,101                 $10,202
8/31/99                   $ 9,708                       $10,050                 $10,368
9/30/99                   $ 9,670                       $ 9,775                 $10,150
10/31/99                  $10,584                       $10,394                 $10,917
11/30/99                  $11,282                       $10,605                 $11,506
12/31/99                  $13,146                       $11,229                 $12,703
1/31/00                   $12,826                       $10,665                 $12,107
2/29/00                   $15,023                       $10,464                 $12,699
3/31/00                   $15,127                       $11,487                 $13,609
4/30/00                   $14,005                       $11,141                 $12,961
5/31/00                   $13,212                       $10,913                 $12,308
6/30/00                   $14,674                       $11,183                 $13,240
7/31/00                   $14,599                       $11,008                 $12,688
8/31/00                   $16,636                       $11,692                 $13,837
9/30/00                   $16,032                       $11,074                 $12,528
10/31/00                  $14,919                       $11,028                 $11,935
11/30/00                  $12,515                       $10,159                 $10,176
12/31/00                  $12,705                       $10,209                 $ 9,854
1/31/01                   $13,065                       $10,571                 $10,535
2/28/01                   $11,042                       $ 9,608                 $ 8,746
3/31/01                   $10,077                       $ 9,000                 $ 7,795
4/30/01                   $10,900                       $ 9,698                 $ 8,781
5/31/01                   $10,682                       $ 9,763                 $ 8,652
6/30/01                   $10,314                       $ 9,526                 $ 8,451
7/31/01                   $10,030                       $ 9,433                 $ 8,240
8/31/01                   $ 9,141                       $ 8,843                 $ 7,566
9/30/01                   $ 7,979                       $ 8,130                 $ 6,811
10/31/01                  $ 8,291                       $ 8,285                 $ 7,168
11/30/01                  $ 9,122                       $ 8,920                 $ 7,857
12/31/01                  $ 9,283                       $ 8,999                 $ 7,842
1/31/02                   $ 9,000                       $ 8,867                 $ 7,703
2/28/02                   $ 8,536                       $ 8,696                 $ 7,384
3/31/02                   $ 9,066                       $ 9,023                 $ 7,639
4/30/02                   $ 8,489                       $ 8,476                 $ 7,016



AVERAGE ANNUAL TOTAL RETURN

CLASS B                  4/30/02
--------------------------------
1-Year                   -25.66%
Since Inception (6/7/99)  -5.19%


CLASS B (6/7/99-4/30/02)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date         Franklin Large Cap Growth Fund        S&P 500 Index(6)  Russell 1000 Growth Index(6)
------------------------------------------------------------------------------------------------
6/7/99                  $10,000                          $10,000              $10,000
6/30/99                 $10,580                          $10,426              $10,537
7/31/99                 $10,360                          $10,101              $10,202
8/31/99                 $10,280                          $10,050              $10,368
9/30/99                 $10,240                          $ 9,775              $10,150
10/31/99                $11,190                          $10,394              $10,917
11/30/99                $11,930                          $10,605              $11,506
12/31/99                $13,890                          $11,229              $12,703
1/31/00                 $13,540                          $10,665              $12,107
2/29/00                 $15,850                          $10,464              $12,699
3/31/00                 $15,950                          $11,487              $13,609
4/30/00                 $14,770                          $11,141              $12,961
5/31/00                 $13,920                          $10,913              $12,308
6/30/00                 $15,460                          $11,183              $13,240
7/31/00                 $15,370                          $11,008              $12,688
8/31/00                 $17,510                          $11,692              $13,837
9/30/00                 $16,860                          $11,074              $12,528
10/31/00                $15,680                          $11,028              $11,935
11/30/00                $13,150                          $10,159              $10,176
12/31/00                $13,332                          $10,209              $ 9,854
1/31/01                 $13,702                          $10,571              $10,535
2/28/01                 $11,579                          $ 9,608              $ 8,746
3/31/01                 $10,557                          $ 9,000              $ 7,795
4/30/01                 $11,409                          $ 9,698              $ 8,781
5/31/01                 $11,188                          $ 9,763              $ 8,652
6/30/01                 $10,788                          $ 9,526              $ 8,451
7/31/01                 $10,487                          $ 9,433              $ 8,240
8/31/01                 $ 9,556                          $ 8,843              $ 7,566
9/30/01                 $ 8,334                          $ 8,130              $ 6,811
10/31/01                $ 8,654                          $ 8,285              $ 7,168
11/30/01                $ 9,516                          $ 8,920              $ 7,857
12/31/01                $ 9,676                          $ 8,999              $ 7,842
1/31/02                 $ 9,375                          $ 8,867              $ 7,703
2/28/02                 $ 8,884                          $ 8,696              $ 7,384
3/31/02                 $ 9,445                          $ 9,023              $ 7,639
4/30/02                 $ 8,570                          $ 8,476              $ 7,016



Past performance does not guarantee future results.

CLASS C (6/7/99-4/30/02)


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date          Franklin Large Cap Growth Fund        S&P 500 Index(6) Russell 1000 Growth Index(6)
------------------------------------------------------------------------------------------------
6/7/99                    $ 9,901                       $10,000                 $10,000
6/30/99                   $10,475                       $10,426                 $10,537
7/31/99                   $10,248                       $10,101                 $10,202
8/31/99                   $10,168                       $10,050                 $10,368
9/30/99                   $10,129                       $ 9,775                 $10,150
10/31/99                  $11,079                       $10,394                 $10,917
11/30/99                  $11,802                       $10,605                 $11,506
12/31/99                  $13,752                       $11,229                 $12,703
1/31/00                   $13,406                       $10,665                 $12,107
2/29/00                   $15,693                       $10,464                 $12,699
3/31/00                   $15,792                       $11,487                 $13,609
4/30/00                   $14,624                       $11,141                 $12,961
5/31/00                   $13,792                       $10,913                 $12,308
6/30/00                   $15,307                       $11,183                 $13,240
7/31/00                   $15,218                       $11,008                 $12,688
8/31/00                   $17,337                       $11,692                 $13,837
9/30/00                   $16,693                       $11,074                 $12,528
10/31/00                  $15,525                       $11,028                 $11,935
11/30/00                  $13,020                       $10,159                 $10,176
12/31/00                  $13,206                       $10,209                 $ 9,854
1/31/01                   $13,573                       $10,571                 $10,535
2/28/01                   $11,471                       $ 9,608                 $ 8,746
3/31/01                   $10,460                       $ 9,000                 $ 7,795
4/30/01                   $11,303                       $ 9,698                 $ 8,781
5/31/01                   $11,075                       $ 9,763                 $ 8,652
6/30/01                   $10,678                       $ 9,526                 $ 8,451
7/31/01                   $10,391                       $ 9,433                 $ 8,240
8/31/01                   $ 9,459                       $ 8,843                 $ 7,566
9/30/01                   $ 8,249                       $ 8,130                 $ 6,811
10/31/01                  $ 8,576                       $ 8,285                 $ 7,168
11/30/01                  $ 9,429                       $ 8,920                 $ 7,857
12/31/01                  $ 9,578                       $ 8,999                 $ 7,842
1/31/02                   $ 9,290                       $ 8,867                 $ 7,703
2/28/02                   $ 8,804                       $ 8,696                 $ 7,384
3/31/02                   $ 9,350                       $ 9,023                 $ 7,639
4/30/02                   $ 8,745                       $ 8,476                 $ 7,016



AVERAGE ANNUAL TOTAL RETURN

CLASS C                   4/30/02
---------------------------------
1-Year                    -24.20%
Since Inception (6/7/99)   -4.52%


ADVISOR CLASS (6/7/99-4/30/02)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
Date          Franklin Large Cap Growth Fund           S&P 500 Index(6)  Russell 1000 Growth Index(6)
-----------------------------------------------------------------------------------------------------
6/7/99                    $10,000                          $10,000              $10,000
6/30/99                   $10,590                          $10,426              $10,537
7/31/99                   $10,370                          $10,101              $10,202
8/31/99                   $10,300                          $10,050              $10,368
9/30/99                   $10,270                          $ 9,775              $10,150
10/31/99                  $11,240                          $10,394              $10,917
11/30/99                  $11,980                          $10,605              $11,506
12/31/99                  $13,969                          $11,229              $12,703
1/31/00                   $13,629                          $10,665              $12,107
2/29/00                   $15,972                          $10,464              $12,699
3/31/00                   $16,082                          $11,487              $13,609
4/30/00                   $14,901                          $11,141              $12,961
5/31/00                   $14,059                          $10,913              $12,308
6/30/00                   $15,622                          $11,183              $13,240
7/31/00                   $15,552                          $11,008              $12,688
8/31/00                   $17,725                          $11,692              $13,837
9/30/00                   $17,084                          $11,074              $12,528
10/31/00                  $15,902                          $11,028              $11,935
11/30/00                  $13,338                          $10,159              $10,176
12/31/00                  $13,548                          $10,209              $ 9,854
1/31/01                   $13,939                          $10,571              $10,535
2/28/01                   $11,780                          $ 9,608              $ 8,746
3/31/01                   $10,756                          $ 9,000              $ 7,795
4/30/01                   $11,629                          $ 9,698              $ 8,781
5/31/01                   $11,409                          $ 9,763              $ 8,652
6/30/01                   $11,007                          $ 9,526              $ 8,451
7/31/01                   $10,716                          $ 9,433              $ 8,240
8/31/01                   $ 9,772                          $ 8,843              $ 7,566
9/30/01                   $ 8,526                          $ 8,130              $ 6,811
10/31/01                  $ 8,868                          $ 8,285              $ 7,168
11/30/01                  $ 9,762                          $ 8,920              $ 7,857
12/31/01                  $ 9,922                          $ 8,999              $ 7,842
1/31/02                   $ 9,621                          $ 8,867              $ 7,703
2/28/02                   $ 9,119                          $ 8,696              $ 7,384
3/31/02                   $ 9,701                          $ 9,023              $ 7,639
4/30/02                   $ 9,089                          $ 8,476              $ 7,016



AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS             4/30/02
---------------------------------
1-Year                    -21.85%
Since Inception (6/7/99)   -3.24%



6. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Past performance does not guarantee future results.

FRANKLIN SMALL CAP GROWTH FUND II

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN SMALL CAP GROWTH FUND II SEEKS CAPITAL APPRECIATION BY INVESTING AT LEAST 80% OF ITS TOTAL ASSETS IN EQUITY SECURITIES OF SMALL-CAPITALIZATION COMPANIES WITH MARKET CAPITALIZATIONS SIMILAR TO THAT OF THE RUSSELL 2000 INDEX AT THE TIME OF PURCHASE.(1)
--------------------------------------------------------------------------------


This annual report of Franklin Small Cap Growth Fund II covers the fiscal year ended April 30, 2002. The 12-month period was an uncertain time for the nation's political stature, economic health and capital market confidence. At the beginning of the period, consumers and businesses began comprehending that the U.S. economy would slow after an unparalleled multi-year economic expansion. A confluence of factors catalyzed the imminent economic slowdown including the bursting of the Internet bubble, excess inventory throughout the economy, over-investment in technology, a sharp rise in energy prices, the deteriorating financial condition of communications companies, and the increasing skepticism of financial statement credibility.

The September 11 terrorist attacks threatened to deliver a critical blow to the faltering economy. However, concerted monetary, fiscal and political policies swiftly stabilized the country's economy, capital markets and political standing in the world.

1. The Russell 2000 Index represents the 2,000 smallest stocks in the Russell 3000 Index that represent approximately 7% of U.S. equity market capitalization. The index has been reconstituted annually since 1989.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 81.

These policies resulted in lower financing costs, falling energy prices and rising consumer confidence, which together prompted strong consumer spending in the second half of the Fund's fiscal year. Thanks largely to the government and consumers, the domestic economy experienced what may be one of the shallowest and briefest recessions on record.

For the 12 months ended April 30, 2002, Franklin Small Cap Growth Fund II - Class A posted a -4.67% cumulative total return, as shown in the Performance Summary beginning on page 38, compared with the -8.52% return of its benchmark, the Russell 2000 Growth Index. Although the Fund produced a negative return, it compared favorably with its benchmark and the broader market's -12.62% return as measured by the Standard & Poor's 500 Composite Index (S&P 500) over the same period.(2)

During the period under review, small-cap stocks outperformed large-cap stocks because investors widely perceived small-cap companies to have faster growth rates, more attractive valuations and more transparent accounting than large-cap companies. Furthermore, many investors feel small caps should outperform the market as the economy recovers from a recession.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

PORTFOLIO BREAKDOWN
Franklin Small Cap Growth Fund II
Based On Total Net Assets
4/30/02

Electronic Technology*   25.6%
Producer Manufacturing    9.6%
Technology Services*      9.0%
Process Industries        5.6%
Commercial Services       5.1%
Consumer Services         5.0%
Finance                   4.6%
Energy Minerals           4.5%
Transportation            4.4%
Industrial Services       3.7%
Health Technology*        2.7%
Non-Energy Minerals       2.1%
Retail Trade              1.3%
Utilities                 1.0%
Real Estate               0.4%
Short-Term Investments
& Other Net Assets       15.4%

2. Source: Standard & Poor's Micropal. The unmanaged Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

TOP 10 HOLDINGS
Franklin Small Cap Growth Fund II
4/30/02

COMPANY                   OF TOTAL
SECTOR/INDUSTRY         NET ASSETS
----------------------------------
Varian Semiconductor
Equipment Associates Inc.     3.7%
ELECTRONIC TECHNOLOGY

Stone Energy Corp.            2.0%
ENERGY MINERALS

National Instruments Corp.    1.8%
TECHNOLOGY SERVICES

Forward Air Corp.             1.8%
TRANSPORTATION

Rudolph Technologies Inc.     1.7%
ELECTRONIC TECHNOLOGY

Advanced Energy
Industries Inc.               1.6%
ELECTRONIC TECHNOLOGY

Integrated Circuit
Systems Inc.                  1.5%
ELECTRONIC TECHNOLOGY

Varian Inc.                   1.4%
PRODUCER MANUFACTURING

Varian Medical Systems Inc.   1.4%
HEALTH TECHNOLOGY

Patterson UTI Energy Inc.     1.4%
INDUSTRIAL SERVICES




We are relieved that consumer-led spending served to moderate the recession's length and depth. However, to be confident that the economic recovery has momentum, we need evidence that corporate investment will stabilize and grow. Presently, only a few companies in select sectors feel optimistic about investing in new growth projects. During the period, we bought securities we believed should benefit from early signs of renewed business investment. For example, the Fund purchased shares in semiconductor equipment, oil field services and shippers. If corporate investment gains more momentum, we will likely increase the Fund's allocation to economically sensitive sectors such as staffing, advertising, transportation and manufacturing. However, we are increasingly worried about consumer spending, which was boosted last year by rapidly declining interest rates and energy prices. Consequently, we reduced our holdings in consumer-sensitive sectors such as retail.

Looking forward, we will continue to scour the small-cap universe for opportunities to invest in rapidly growing companies, with a particular emphasis on companies whose growth we believe should accelerate as economic growth resumes.

Thank you for your participation in Franklin Small Cap Growth Fund II. We appreciate your support, welcome your comments and look forward to serving your future investment needs.

/S/ EDWARD B. JAMIESON

Edward B. Jamieson
Portfolio Manager
Franklin Small Cap Growth Fund II


This discussion reflects our views, opinions and portfolio holdings as of April 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN SMALL CAP
GROWTH FUND II


CLASS A: Subject to the maximum 5.75% initial sales charge.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.



PERFORMANCE SUMMARY AS OF 4/30/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


PRICE INFORMATION

CLASS A                        CHANGE         4/30/02   4/30/01
-------------------------------------------------------------------
Net Asset Value (NAV)          -$0.48          $9.79    $10.27

CLASS B                        CHANGE         4/30/02   4/30/01
-------------------------------------------------------------------
Net Asset Value (NAV)          -$0.54          $9.66    $10.20

CLASS C                        CHANGE         4/30/02   4/30/01
-------------------------------------------------------------------
Net Asset Value (NAV)          -$0.54          $9.67    $10.21

CLASS R                        CHANGE         4/30/02   1/1/02
-------------------------------------------------------------------
Net Asset Value (NAV)          -$0.09          $9.79     $9.88

ADVISOR CLASS                  CHANGE         4/30/02   4/30/01
-------------------------------------------------------------------
Net Asset Value (NAV)          -$0.45          $9.86    $10.31

Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the applicable, maximum sales charge(s) for that class.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the applicable, maximum sales charge(s) for that class.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.

PERFORMANCE

                                                       INCEPTION
CLASS A                                        1-YEAR  (5/1/00)
----------------------------------------------------------------
Cumulative Total Return(1)                      -4.67%   -2.10%
Average Annual Total Return(2)                 -10.18%   -3.95%
Value of $10,000 Investment(3)                  $8,982   $9,227
Avg. Ann. Total Return (3/31/02)(4)             +4.99%   -2.59%

                                                       INCEPTION
CLASS B                                        1-YEAR  (5/1/00)
----------------------------------------------------------------
Cumulative Total Return(1)                      -5.29%   -3.40%
Average Annual Total Return(2)                  -9.08%   -3.71%
Value of $10,000 Investment(3)                  $9,092   $9,274
Avg. Ann. Total Return (3/31/02)(4)             +6.65%   -2.26%

                                                       INCEPTION
CLASS C                                        1-YEAR  (5/1/00)
----------------------------------------------------------------
Cumulative Total Return(1)                      -5.29%   -3.30%
Average Annual Total Return(2)                  -7.15%   -2.15%
Value of $10,000 Investment(3)                  $9,285   $9,574
Avg. Ann. Total Return (3/31/02)(4)             +8.45%   -0.67%

                                                       INCEPTION
CLASS R                                                (1/1/02)
----------------------------------------------------------------
Cumulative Total Return(1)                               -0.91%
Aggregate Total Return(5)                                -1.90%
Value of $10,000 Investment(3)                           $9,810
Aggregate Total Return (3/31/02)(4,5)                    +1.13%

                                                       INCEPTION
ADVISOR CLASS                                  1-YEAR  (5/1/00)
----------------------------------------------------------------
Cumulative Total Return(1)                      -4.36%   -1.40%
Average Annual Total Return(2)                  -4.36%   -0.70%
Value of $10,000 Investment(3)                  $9,564   $9,860
Avg. Ann. Total Return (3/31/02)(4)            +11.65%   +0.83%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.

FRANKLIN SMALL CAP
GROWTH FUND II

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEXES INCLUDE REINVESTED DIVIDENDS. THEY DIFFER FROM THE FUND IN COMPOSITION AND DO NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.


AVERAGE ANNUAL TOTAL RETURN

CLASS A                  4/30/02
--------------------------------
1-Year                   -10.18%
Since Inception (5/1/00)  -3.95%


CLASS A (5/1/00-4/30/02)


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date        Franklin Small Cap Growth Fund II       S&P 500 Index(6)     Russell 2000 Growth Index(6)
-----------------------------------------------------------------------------------------------------
5/1/00                     $ 9,425                        $10,000                   $10,000
5/31/00                    $ 8,982                        $ 9,795                   $ 9,124
6/30/00                    $11,178                        $10,037                   $10,303
7/31/00                    $10,688                        $ 9,880                   $ 9,420
8/31/00                    $12,319                        $10,494                   $10,411
9/30/00                    $11,744                        $ 9,940                   $ 9,893
10/31/00                   $11,008                        $ 9,898                   $ 9,090
11/30/00                   $ 9,048                        $ 9,118                   $ 7,439
12/31/00                   $ 9,623                        $ 9,163                   $ 7,895
1/31/01                    $10,707                        $ 9,488                   $ 8,533
2/28/01                    $ 9,161                        $ 8,624                   $ 7,363
3/31/01                    $ 8,539                        $ 8,078                   $ 6,694
4/30/01                    $ 9,680                        $ 8,705                   $ 7,513
5/31/01                    $ 9,623                        $ 8,763                   $ 7,688
6/30/01                    $ 9,906                        $ 8,550                   $ 7,898
7/31/01                    $ 9,444                        $ 8,466                   $ 7,224
8/31/01                    $ 8,954                        $ 7,937                   $ 6,772
9/30/01                    $ 7,333                        $ 7,297                   $ 5,679
10/31/01                   $ 8,096                        $ 7,436                   $ 6,226
11/30/01                   $ 8,822                        $ 8,006                   $ 6,746
12/31/01                   $ 9,303                        $ 8,077                   $ 7,166
1/31/02                    $ 9,161                        $ 7,959                   $ 6,911
2/28/02                    $ 8,775                        $ 7,805                   $ 6,464
3/31/02                    $ 9,510                        $ 8,099                   $ 7,025
4/30/02                    $ 9,227                        $ 7,608                   $ 6,874



AVERAGE ANNUAL TOTAL RETURN

CLASS B                  4/30/02
--------------------------------
1-Year                    -9.08%
Since Inception (5/1/00)  -3.71%

CLASS B (5/1/00-4/30/02)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date         Franklin Small Cap Growth Fund II       S&P 500 Index(6)       Russell 2000 Growth Index(6)
--------------------------------------------------------------------------------------------------------
5/1/00                     $10,000                        $10,000                  $10,000
5/31/00                    $ 9,530                        $ 9,795                  $ 9,124
6/30/00                    $11,850                        $10,037                  $10,303
7/31/00                    $11,330                        $ 9,880                  $ 9,420
8/31/00                    $13,040                        $10,494                  $10,411
9/30/00                    $12,430                        $ 9,940                  $ 9,893
10/31/00                   $11,640                        $ 9,898                  $ 9,090
11/30/00                   $ 9,570                        $ 9,118                  $ 7,439
12/31/00                   $10,170                        $ 9,163                  $ 7,895
1/31/01                    $11,300                        $ 9,488                  $ 8,533
2/28/01                    $ 9,670                        $ 8,624                  $ 7,363
3/31/01                    $ 9,010                        $ 8,078                  $ 6,694
4/30/01                    $10,200                        $ 8,705                  $ 7,513
5/31/01                    $10,140                        $ 8,763                  $ 7,688
6/30/01                    $10,430                        $ 8,550                  $ 7,898
7/31/01                    $ 9,940                        $ 8,466                  $ 7,224
8/31/01                    $ 9,420                        $ 7,937                  $ 6,772
9/30/01                    $ 7,710                        $ 7,297                  $ 5,679
10/31/01                   $ 8,510                        $ 7,436                  $ 6,226
11/30/01                   $ 9,270                        $ 8,006                  $ 6,746
12/31/01                   $ 9,760                        $ 8,077                  $ 7,166
1/31/02                    $ 9,610                        $ 7,959                  $ 6,911
2/28/02                    $ 9,200                        $ 7,805                  $ 6,464
3/31/02                    $ 9,970                        $ 8,099                  $ 7,025
4/30/02                    $ 9,274                        $ 7,608                  $ 6,874




Past performance does not guarantee future results.

AVERAGE ANNUAL TOTAL RETURN

CLASS C                  4/30/02
--------------------------------
1-Year                    -7.15%
Since Inception (5/1/00)  -2.15%

CLASS C (5/1/00-4/30/02)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date            Franklin Small Cap Growth Fund II     S&P 500 Index(6)     Russell 2000 Growth Index(6)
-------------------------------------------------------------------------------------------------------
5/1/00                     $ 9,901                        $10,000                  $10,000
5/31/00                    $ 9,436                        $ 9,795                  $ 9,124
6/30/00                    $11,723                        $10,037                  $10,303
7/31/00                    $11,218                        $ 9,880                  $ 9,420
8/31/00                    $12,911                        $10,494                  $10,411
9/30/00                    $12,307                        $ 9,940                  $ 9,893
10/31/00                   $11,535                        $ 9,898                  $ 9,090
11/30/00                   $ 9,475                        $ 9,118                  $ 7,439
12/31/00                   $10,079                        $ 9,163                  $ 7,895
1/31/01                    $11,198                        $ 9,488                  $ 8,533
2/28/01                    $ 9,584                        $ 8,624                  $ 7,363
3/31/01                    $ 8,931                        $ 8,078                  $ 6,694
4/30/01                    $10,109                        $ 8,705                  $ 7,513
5/31/01                    $10,050                        $ 8,763                  $ 7,688
6/30/01                    $10,337                        $ 8,550                  $ 7,898
7/31/01                    $ 9,851                        $ 8,466                  $ 7,224
8/31/01                    $ 9,327                        $ 7,937                  $ 6,772
9/30/01                    $ 7,644                        $ 7,297                  $ 5,679
10/31/01                   $ 8,436                        $ 7,436                  $ 6,226
11/30/01                   $ 9,178                        $ 8,006                  $ 6,746
12/31/01                   $ 9,673                        $ 8,077                  $ 7,166
1/31/02                    $ 9,525                        $ 7,959                  $ 6,911
2/28/02                    $ 9,119                        $ 7,805                  $ 6,464
3/31/02                    $ 9,871                        $ 8,099                  $ 7,025
4/30/02                    $ 9,574                        $ 7,608                  $ 6,874



AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS            4/30/02
--------------------------------
1-Year                    -4.36%
Since Inception (5/1/00)  -0.70%


ADVISOR CLASS (5/1/00-4/30/02)


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date          Franklin Small Cap Growth Fund II           S&P 500 Index(6)     Russell 2000 Growth Index(6)
-----------------------------------------------------------------------------------------------------------
5/1/00                     $10,000                              $10,000                  $10,000
5/31/00                    $ 9,530                              $ 9,795                  $ 9,124
6/30/00                    $11,870                              $10,037                  $10,303
7/31/00                    $11,350                              $ 9,880                  $ 9,420
8/31/00                    $13,080                              $10,494                  $10,411
9/30/00                    $12,490                              $ 9,940                  $ 9,893
10/31/00                   $11,710                              $ 9,898                  $ 9,090
11/30/00                   $ 9,630                              $ 9,118                  $ 7,439
12/31/00                   $10,240                              $ 9,163                  $ 7,895
1/31/01                    $11,390                              $ 9,488                  $ 8,533
2/28/01                    $ 9,760                              $ 8,624                  $ 7,363
3/31/01                    $ 9,100                              $ 8,078                  $ 6,694
4/30/01                    $10,310                              $ 8,705                  $ 7,513
5/31/01                    $10,250                              $ 8,763                  $ 7,688
6/30/01                    $10,560                              $ 8,550                  $ 7,898
7/31/01                    $10,070                              $ 8,466                  $ 7,224
8/31/01                    $ 9,550                              $ 7,937                  $ 6,772
9/30/01                    $ 7,830                              $ 7,297                  $ 5,679
10/31/01                   $ 8,640                              $ 7,436                  $ 6,226
11/30/01                   $ 9,420                              $ 8,006                  $ 6,746
12/31/01                   $ 9,930                              $ 8,077                  $ 7,166
1/31/02                    $ 9,780                              $ 7,959                  $ 6,911
2/28/02                    $ 9,370                              $ 7,805                  $ 6,464
3/31/02                    $10,160                              $ 8,099                  $ 7,025
4/30/02                    $ 9,860                              $ 7,608                  $ 6,874



6. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Past performance does not guarantee future results.

FRANKLIN SMALL-MID CAP
GROWTH FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL: FRANKLIN SMALL-MID CAP GROWTH FUND (FORMERLY FRANKLIN SMALL CAP GROWTH FUND I) SEEKS CAPITAL APPRECIATION BY INVESTING AT LEAST 80% OF ITS TOTAL ASSETS IN EQUITY SECURITIES OF SMALL AND MID-SIZED COMPANIES. THE FUND DEFINES SMALL-CAP COMPANIES AS THOSE HAVING MARKET VALUES LESS THAN $1.5 BILLION OR THOSE WITH THE HIGHEST MARKET CAP VALUE IN THE RUSSELL 2000 INDEX AT THE TIME OF PURCHASE.(1) MID-CAP COMPANIES ARE THOSE WITH MARKET CAP VALUES GREATER THAN SMALL-CAP COMPANIES BUT NOT EXCEEDING $8.5 BILLION.
--------------------------------------------------------------------------------


This annual report of Franklin Small-Mid Cap Growth Fund covers the fiscal year ended April 30, 2002. The 12-month period was an uncertain time for the nation's political stature, economic health and capital market confidence. At the beginning of the period, consumers and businesses began comprehending that the U.S. economy would slow after an unparalleled multi-year economic expansion. A confluence of factors catalyzed the imminent economic slowdown including the bursting of the Internet bubble, excess inventory throughout the economy, over-investment in technology, a sharp rise in energy prices, the deteriorating financial condition of communications companies, and the increasing skepticism of financial statement credibility.


1. The Russell 2000 Index represents the 2,000 smallest stocks in the Russell 3000 Index that represent approximately 7% of U.S. equity market capitalization. The index has been reconstituted annually since 1989.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 90.

The September 11 terrorist attacks threatened to deliver a critical blow to the faltering economy. However, concerted monetary, fiscal and political policies swiftly stabilized the country's economy, capital markets and political standing in the world. These policies resulted in lower financing costs, falling energy prices and rising consumer confidence, which together prompted strong consumer spending in the second half of the Fund's fiscal year. Thanks largely to the government and consumers, the domestic economy experienced what may be one of the shallowest and briefest recessions on record.

For the 12 months ended April 30, 2002, Franklin Small-Mid Cap Growth Fund - Class A posted a -15.28% cumulative total return, as shown in the Performance Summary beginning on page 46, compared with the -9.35% return of its benchmark, the Russell 2500[REGISTRATION MARK] Growth Index. The broader market, as measured by the Standard & Poor's 500 Composite Index (S&P 500), returned -12.62% over the same period.(2)

Although the Fund modestly increased its exposure to retail and health care services, its relative underperformance was largely attributable to underexposure to these and other consumer- sensitive sectors, which performed strongly during the year


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

PORTFOLIO BREAKDOWN
Franklin Small-Mid Cap Growth Fund
Based On Total Net Assets
4/30/02

Electronic Technology*  22.6%
Technology Services*    10.8%
Finance                  9.2%
Industrial Services      6.4%
Health Technology*       6.3%
Consumer Services        4.9%
Health Services          4.4%
Producer Manufacturing   4.3%
Transportation           3.8%
Commercial Services      3.5%
Energy Minerals          3.0%
Retail Trade             2.7%
Consumer Non-Durables    2.3%
Distribution Services    1.9%
Process Industries       1.9%
Real Estate              1.4%
Other                    2.2%
Short-Term Investments
& Other Net Assets       8.4%

2. Source: Standard & Poor's Micropal. The unmanaged Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

TOP 10 EQUITY HOLDINGS
Franklin Small-Mid Cap
Growth Fund
4/30/02

COMPANY             % OF TOTAL
SECTOR/INDUSTRY     NET ASSETS
------------------------------
Affiliated Computer
Services Inc., A          2.0%
TECHNOLOGY SERVICES

Expeditors International
of Washington Inc.        1.6%
TRANSPORTATION

Tektronix Inc.            1.3%
ELECTRONIC TECHNOLOGY

Varco International Inc.  1.3%
INDUSTRIAL SERVICES

Mettler-Toledo
International Inc.
(Switzerland)             1.2%
PRODUCER MANUFACTURING

Novellus Systems Inc.     1.2%
ELECTRONIC TECHNOLOGY

Federated
Investors Inc., B         1.2%
FINANCE

Concord EFS Inc.          1.2%
TECHNOLOGY SERVICES

Hispanic
Broadcasting Corp., A     1.2%
CONSUMER SERVICES

Radian Group Inc.         1.1%
FINANCE


under review. Additional underperformance was due to excessive exposure to sectors overly reliant on business spending. For example, the Fund's communications services and software holdings dramatically underperformed the benchmark index during the period as corporate spending in these areas weakened. In retrospect, we were too pessimistic about consumer spending while too optimistic about enterprise spending.

Despite having underestimated the consumer last year, we are relieved that consumer-led spending served to moderate the recession's length and depth. We are now looking for evidence that corporate spending can pick up before consumer spending loses speed. However, to be confident that the economic recovery has momentum, we need evidence that corporate investment will stabilize and grow. Presently, only a few companies in select sectors feel optimistic about investing in new growth projects. Nonetheless, we believe that recent valuations suggest there is more risk in consumer-sensitive sectors than in corporate spending-sensitive sectors. As we monitor the economy for signs of incremental changes in consumer and corporate spending, we will likely increase the Fund's allocation to economically sensitive sectors such as staffing, advertising, transportation and manufacturing.

Looking forward, we are strongly motivated to improve the Fund's performance in the coming fiscal year. Thus, we will continue to seek the best opportunities to invest in rapidly growing small- and mid-cap companies whose growth we believe should accelerate as domestic economic growth resumes.

Thank you for your participation in Franklin Small-Mid Cap Growth Fund. We appreciate your support, welcome your comments and look forward to serving your future investment needs.

/S/ EDWARD B. JAMIESON

Edward B. Jamieson
Portfolio Manager
Franklin Small-Mid Cap Growth Fund


This discussion reflects our views, opinions and portfolio holdings as of April 30, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

FRANKLIN SMALL-MID CAP
GROWTH FUND


CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.*

CLASS C: Subject to 1% initial sales charge and 1% contingent deferred sales charge (CDSC) for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.*

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.*

*Past expense reductions by the Fund's manager increased the Fund's total returns. Without these reductions, the Fund's total returns would have been lower.

PERFORMANCE SUMMARY AS OF 4/30/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. ALL TOTAL RETURNS INCLUDE REINVESTED DISTRIBUTIONS AT NET ASSET VALUE. THE PERFORMANCE TABLE AND GRAPHS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

PRICE AND DISTRIBUTION INFORMATION

CLASS A                        CHANGE         4/30/02   4/30/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$5.30         $28.85    $34.15
DISTRIBUTIONS (5/1/01-4/30/02)
Dividend Income                $0.0840

CLASS C                        CHANGE         4/30/02   4/30/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$5.32         $28.09    $33.41

CLASS R                        CHANGE         4/30/02   1/1/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$2.35         $28.81    $31.16

ADVISOR CLASS                  CHANGE         4/30/02   4/30/01
---------------------------------------------------------------
Net Asset Value (NAV)          -$5.37         $29.00    $34.37

DISTRIBUTIONS (5/1/01-4/30/02)
Dividend Income                $0.1875


               Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.
3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include the current, applicable, maximum sales charge(s) for that class.
4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.
5. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.
6. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +55.38% and +8.62%.

PERFORMANCE

CLASS A                               1-YEAR   5-YEAR   10-YEAR
----------------------------------------------------------------
Cumulative Total Return(1)            -15.28%  +65.51% +321.91%
Average Annual Total Return(2)        -20.15%   +9.30%  +14.81%
Value of $10,000 Investment(3)         $7,985  $15,596  $39,783
Avg. Ann. Total Return (3/31/02)(4)    -4.03%  +10.52%  +15.04%

                                                      INCEPTION
CLASS C                               1-YEAR   5-YEAR  (10/2/95)
----------------------------------------------------------------
Cumulative Total Return(1)            -15.92%  +59.44%  +86.22%
Average Annual Total Return(2)        -17.60%   +9.56%   +9.74%
Value of $10,000 Investment(3)         $8,240  $15,785  $18,435
Avg. Ann. Total Return (3/31/02)(4)    -0.96%  +10.80%  +10.72%

                                                      INCEPTION
CLASS R                                                (1/1/02)
----------------------------------------------------------------
Cumulative Total Return(1)                               -7.54%
Aggregate Total Return(5)                                -8.47%
Value of $10,000 Investment(3)                           $9,153
Aggregate Total Return (3/31/02)(4, 5)                   -3.76%

ADVISOR CLASS(6)                      1-YEAR   5-YEAR   10-YEAR
----------------------------------------------------------------
Cumulative Total Return(1)            -15.10%  +67.74% +333.07%
Average Annual Total Return(2)        -15.10%  +10.90%  +15.79%
Value of $10,000 Investment(3)         $8,490  $16,774  $43,307
Avg. Ann. Total Return (3/31/02)(4)    +2.02%  +12.15%  +16.02%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Ongoing stock market volatility can dramatically change the Fund's short-term performance; current results may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance does not guarantee future results.

TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIODS SHOWN. IT INCLUDES THE CURRENT, APPLICABLE, MAXIMUM SALES CHARGE(S), FUND EXPENSES, ACCOUNT FEES AND REINVESTED DISTRIBUTIONS. THE UNMANAGED INDEXES INCLUDE REINVESTED DIVIDENDS. THEY DIFFER FROM THE FUND IN COMPOSITION AND DO NOT PAY MANAGEMENT FEES OR EXPENSES. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

AVERAGE ANNUAL TOTAL RETURN

CLASS A              4/30/02
----------------------------
1-Year               -20.15%
5-Year                +9.30%
10-Year              +14.81%


Class A (5/1/92-4/30/02)


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date          Franklin Small-Mid Cap Growth Fund           S&P 500 Index(7)     Russell 2500 Growth Index(7)
------------------------------------------------------------------------------------------------------------
5/1/92                     $ 9,429                              $10,000                  $10,000
5/31/92                    $ 9,390                              $10,049                  $10,018
6/30/92                    $ 9,160                              $ 9,899                  $ 9,473
7/31/92                    $ 9,319                              $10,303                  $ 9,842
8/31/92                    $ 9,180                              $10,093                  $ 9,551
9/30/92                    $ 9,200                              $10,212                  $ 9,697
10/31/92                   $ 9,665                              $10,247                  $10,109
11/30/92                   $10,458                              $10,595                  $10,923
12/31/92                   $10,936                              $10,726                  $11,246
1/31/93                    $11,234                              $10,816                  $11,324
2/28/93                    $10,241                              $10,963                  $10,756
3/31/93                    $10,727                              $11,194                  $11,104
4/30/93                    $10,151                              $10,923                  $10,690
5/31/93                    $11,105                              $11,215                  $11,349
6/30/93                    $11,060                              $11,247                  $11,376
7/31/93                    $11,060                              $11,202                  $11,385
8/31/93                    $11,996                              $11,627                  $11,985
9/30/93                    $12,444                              $11,537                  $12,293
10/31/93                   $12,673                              $11,776                  $12,535
11/30/93                   $12,733                              $11,664                  $12,080
12/31/93                   $13,317                              $11,805                  $12,612
1/31/94                    $13,841                              $12,207                  $12,975
2/28/94                    $13,985                              $11,876                  $12,997
3/31/94                    $13,296                              $11,359                  $12,240
4/30/94                    $13,121                              $11,505                  $12,227
5/31/94                    $12,884                              $11,692                  $11,981
6/30/94                    $12,436                              $11,406                  $11,449
7/31/94                    $12,901                              $11,780                  $11,698
8/31/94                    $13,906                              $12,262                  $12,557
9/30/94                    $14,079                              $11,963                  $12,551
10/31/94                   $14,750                              $12,231                  $12,767
11/30/94                   $14,415                              $11,785                  $12,201
12/31/94                   $14,545                              $11,960                  $12,449
1/31/95                    $14,276                              $12,270                  $12,327
2/28/95                    $15,574                              $12,747                  $12,998
3/31/95                    $16,368                              $13,123                  $13,502
4/30/95                    $16,670                              $13,509                  $13,655
5/31/95                    $17,051                              $14,048                  $13,864
6/30/95                    $18,431                              $14,374                  $14,705
7/31/95                    $19,983                              $14,849                  $15,864
8/31/95                    $20,465                              $14,886                  $15,996
9/30/95                    $20,615                              $15,515                  $16,338
10/31/95                   $19,810                              $15,459                  $15,761
11/30/95                   $20,454                              $16,136                  $16,406
12/31/95                   $20,683                              $16,447                  $16,624
1/31/96                    $20,501                              $17,007                  $16,675
2/29/96                    $21,631                              $17,165                  $17,409
3/31/96                    $22,154                              $17,329                  $17,787
4/30/96                    $24,015                              $17,584                  $19,005
5/31/96                    $25,145                              $18,036                  $19,684
6/30/96                    $23,978                              $18,105                  $18,698
7/31/96                    $21,826                              $17,304                  $16,839
8/31/96                    $23,893                              $17,670                  $17,999
9/30/96                    $25,194                              $18,663                  $18,955
10/31/96                   $24,732                              $19,178                  $18,366
11/30/96                   $25,887                              $20,626                  $19,040
12/31/96                   $26,281                              $20,217                  $19,133
1/31/97                    $26,814                              $21,479                  $19,705
2/28/97                    $25,685                              $21,648                  $18,842
3/31/97                    $23,884                              $20,761                  $17,602
4/30/97                    $24,036                              $21,998                  $17,681
5/31/97                    $27,423                              $23,336                  $19,801
6/30/97                    $28,349                              $24,381                  $20,465
7/31/97                    $30,061                              $26,319                  $21,764
8/31/97                    $30,302                              $24,846                  $22,295
9/30/97                    $33,118                              $26,205                  $23,869
10/31/97                   $31,571                              $25,329                  $22,380
11/30/97                   $30,797                              $26,502                  $22,037
12/31/97                   $30,430                              $26,958                  $21,958
1/31/98                    $30,204                              $27,254                  $21,670
2/28/98                    $32,606                              $29,220                  $23,530
3/31/98                    $33,827                              $30,716                  $24,403
4/30/98                    $34,411                              $31,026                  $24,625
5/31/98                    $32,115                              $30,492                  $23,044
6/30/98                    $32,275                              $31,730                  $23,212
7/31/98                    $29,156                              $31,394                  $21,483
8/31/98                    $22,613                              $26,861                  $16,602
9/30/98                    $24,670                              $28,582                  $18,058
10/31/98                   $26,223                              $30,906                  $19,277
11/30/98                   $28,267                              $32,779                  $20,647
12/31/98                   $30,424                              $34,667                  $22,636
1/31/99                    $32,109                              $36,116                  $23,290
2/28/99                    $29,264                              $34,993                  $21,401
3/31/99                    $30,976                              $36,393                  $22,398
4/30/99                    $33,227                              $37,801                  $24,186
5/31/99                    $33,093                              $36,909                  $24,435
6/30/99                    $35,856                              $38,957                  $26,162
7/31/99                    $35,667                              $37,742                  $25,629
8/31/99                    $36,206                              $37,553                  $25,075
9/30/99                    $37,527                              $36,524                  $25,256
10/31/99                   $41,922                              $38,836                  $26,486
11/30/99                   $48,176                              $39,625                  $29,614
12/31/99                   $59,960                              $41,958                  $35,199
1/31/00                    $59,049                              $39,852                  $35,002
2/29/00                    $74,471                              $39,099                  $43,979
3/31/00                    $68,180                              $42,923                  $40,527
4/30/00                    $61,794                              $41,631                  $36,580
5/31/00                    $57,731                              $40,777                  $33,324
6/30/00                    $66,672                              $41,785                  $37,730
7/31/00                    $62,636                              $41,133                  $34,640
8/31/00                    $71,237                              $43,687                  $39,153
9/30/00                    $68,859                              $41,380                  $36,620
10/31/00                   $63,533                              $41,207                  $34,357
11/30/00                   $49,919                              $37,960                  $27,812
12/31/00                   $54,084                              $38,146                  $29,536
1/31/01                    $56,751                              $39,500                  $31,450
2/28/01                    $46,025                              $35,901                  $26,597
3/31/01                    $41,047                              $33,629                  $23,656
4/30/01                    $46,961                              $36,238                  $27,261
5/31/01                    $46,548                              $36,481                  $28,051
6/30/01                    $46,053                              $35,595                  $28,685
7/31/01                    $43,646                              $35,246                  $26,571
8/31/01                    $40,662                              $33,043                  $24,804
9/30/01                    $34,474                              $30,376                  $20,920
10/31/01                   $37,417                              $30,957                  $22,983
11/30/01                   $40,869                              $33,331                  $24,968
12/31/01                   $42,982                              $33,624                  $26,337
1/31/02                    $41,313                              $33,133                  $25,212
2/28/02                    $38,969                              $32,494                  $23,654
3/31/02                    $41,796                              $33,716                  $25,560
4/30/02                    $39,783                              $31,672                  $24,712



AVERAGE ANNUAL TOTAL RETURN

CLASS C                  4/30/02
--------------------------------
1-Year                   -17.60%
5-Year                    +9.56%
Since Inception (10/2/95) +9.74%


CLASS C (10/2/95-4/30/02)

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date        Franklin Small-Mid Cap Growth Fund             S&P 500 Index(7)     Russell 2500 Growth Index(7)
------------------------------------------------------------------------------------------------------------
10/2/95                    $ 9,899                              $10,000                  $10,000
10/31/95                   $ 9,636                              $ 9,964                  $ 9,647
11/30/95                   $ 9,938                              $10,400                  $10,042
12/31/95                   $10,050                              $10,601                  $10,175
1/31/96                    $ 9,961                              $10,962                  $10,207
2/29/96                    $10,500                              $11,064                  $10,656
3/31/96                    $10,749                              $11,170                  $10,887
4/30/96                    $11,643                              $11,334                  $11,633
5/31/96                    $12,188                              $11,625                  $12,048
6/30/96                    $11,614                              $11,669                  $11,444
7/31/96                    $10,565                              $11,154                  $10,307
8/31/96                    $11,554                              $11,389                  $11,017
9/30/96                    $12,182                              $12,029                  $11,602
10/31/96                   $11,945                              $12,361                  $11,241
11/30/96                   $12,490                              $13,294                  $11,654
12/31/96                   $12,670                              $13,031                  $11,711
1/31/97                    $12,923                              $13,844                  $12,061
2/28/97                    $12,369                              $13,954                  $11,533
3/31/97                    $11,494                              $13,381                  $10,774
4/30/97                    $11,562                              $14,179                  $10,822
5/31/97                    $13,182                              $15,041                  $12,120
6/30/97                    $13,613                              $15,715                  $12,526
7/31/97                    $14,432                              $16,964                  $13,321
8/31/97                    $14,537                              $16,014                  $13,646
9/30/97                    $15,880                              $16,890                  $14,610
10/31/97                   $15,128                              $16,326                  $13,698
11/30/97                   $14,752                              $17,082                  $13,489
12/31/97                   $14,558                              $17,376                  $13,440
1/31/98                    $14,449                              $17,567                  $13,264
2/28/98                    $15,585                              $18,834                  $14,402
3/31/98                    $16,163                              $19,798                  $14,936
4/30/98                    $16,426                              $19,998                  $15,072
5/31/98                    $15,322                              $19,654                  $14,105
6/30/98                    $15,386                              $20,452                  $14,208
7/31/98                    $13,890                              $20,235                  $13,149
8/31/98                    $10,769                              $17,313                  $10,162
9/30/98                    $11,745                              $18,423                  $11,053
10/31/98                   $12,477                              $19,921                  $11,799
11/30/98                   $13,434                              $21,128                  $12,638
12/31/98                   $14,460                              $22,345                  $13,855
1/31/99                    $15,244                              $23,279                  $14,255
2/28/99                    $13,890                              $22,555                  $13,099
3/31/99                    $14,700                              $23,457                  $13,710
4/30/99                    $15,756                              $24,365                  $14,804
5/31/99                    $15,685                              $23,790                  $14,956
6/30/99                    $16,980                              $25,110                  $16,013
7/31/99                    $16,883                              $24,327                  $15,687
8/31/99                    $17,123                              $24,205                  $15,348
9/30/99                    $17,738                              $23,542                  $15,458
10/31/99                   $19,805                              $25,032                  $16,211
11/30/99                   $22,746                              $25,540                  $18,126
12/31/99                   $28,286                              $27,044                  $21,544
1/31/00                    $27,843                              $25,687                  $21,424
2/29/00                    $35,097                              $25,201                  $26,919
3/31/00                    $32,109                              $27,666                  $24,806
4/30/00                    $29,082                              $26,833                  $22,390
5/31/00                    $27,151                              $26,283                  $20,397
6/30/00                    $31,339                              $26,932                  $23,093
7/31/00                    $29,422                              $26,512                  $21,202
8/31/00                    $33,440                              $28,159                  $23,965
9/30/00                    $32,305                              $26,672                  $22,414
10/31/00                   $29,787                              $26,560                  $21,029
11/30/00                   $23,387                              $24,467                  $17,023
12/31/00                   $25,319                              $24,587                  $18,078
1/31/01                    $26,559                              $25,460                  $19,250
2/28/01                    $21,519                              $23,140                  $16,280
3/31/01                    $19,183                              $21,675                  $14,479
4/30/01                    $21,926                              $23,357                  $16,686
5/31/01                    $21,729                              $23,514                  $17,170
6/30/01                    $21,480                              $22,943                  $17,558
7/31/01                    $20,344                              $22,718                  $16,264
8/31/01                    $18,946                              $21,298                  $15,182
9/30/01                    $16,046                              $19,579                  $12,805
10/31/01                   $17,411                              $19,953                  $14,067
11/30/01                   $18,999                              $21,484                  $15,282
12/31/01                   $19,970                              $21,673                  $16,120
1/31/02                    $19,183                              $21,356                  $15,432
2/28/02                    $18,087                              $20,944                  $14,478
3/31/02                    $19,386                              $21,731                  $15,645
4/30/02                    $18,435                              $20,415                  $15,125




               Past performance does not guarantee future results.

ADVISOR CLASS (5/1/92-4/30/02)8


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:

Date         Franklin Small-Mid Cap Growth Fund            S&P 500 Index(7)     Russell 2500 Growth Index(7)
------------------------------------------------------------------------------------------------------------
5/1/92                         $10,000                           $10,000              $10,000
5/31/92                        $ 9,958                           ----------$10,049              $10,018
6/30/92                        $ 9,715                           $ 9,899              $ 9,473
7/31/92                        $ 9,883                           $10,303              $ 9,842
8/31/92                        $ 9,736                           $10,093              $ 9,551
9/30/92                        $ 9,757                           $10,212              $ 9,697
10/31/92                       $10,250                           $10,247              $10,109
11/30/92                       $11,091                           $10,595              $10,923
12/31/92                       $11,598                           $10,726              $11,246
1/31/93                        $11,914                           $10,816              $11,324
2/28/93                        $10,861                           $10,963              $10,756
3/31/93                        $11,377                           $11,194              $11,104
4/30/93                        $10,766                           $10,923              $10,690
5/31/93                        $11,777                           $11,215              $11,349
6/30/93                        $11,730                           $11,247              $11,376
7/31/93                        $11,730                           $11,202              $11,385
8/31/93                        $12,723                           $11,627              $11,985
9/30/93                        $13,198                           $11,537              $12,293
10/31/93                       $13,441                           $11,776              $12,535
11/30/93                       $13,504                           $11,664              $12,080
12/31/93                       $14,123                           $11,805              $12,612
1/31/94                        $14,679                           $12,207              $12,975
2/28/94                        $14,832                           $11,876              $12,997
3/31/94                        $14,101                           $11,359              $12,240
4/30/94                        $13,915                           $11,505              $12,227
5/31/94                        $13,664                           $11,692              $11,981
6/30/94                        $13,189                           $11,406              $11,449
7/31/94                        $13,682                           $11,780              $11,698
8/31/94                        $14,748                           $12,262              $12,557
9/30/94                        $14,932                           $11,963              $12,551
10/31/94                       $15,643                           $12,231              $12,767
11/30/94                       $15,287                           $11,785              $12,201
12/31/94                       $15,425                           $11,960              $12,449
1/31/95                        $15,140                           $12,270              $12,327
2/28/95                        $16,517                           $12,747              $12,998
3/31/95                        $17,359                           $13,123              $13,502
4/30/95                        $17,680                           $13,509              $13,655
5/31/95                        $18,083                           $14,048              $13,864
6/30/95                        $19,547                           $14,374              $14,705
7/31/95                        $21,192                           $14,849              $15,864
8/31/95                        $21,704                           $14,886              $15,996
9/30/95                        $21,863                           $15,515              $16,338
10/31/95                       $21,010                           $15,459              $15,761
11/30/95                       $21,692                           $16,136              $16,406
12/31/95                       $21,935                           $16,447              $16,624
1/31/96                        $21,742                           $17,007              $16,675
2/29/96                        $22,941                           $17,165              $17,409
3/31/96                        $23,496                           $17,329              $17,787
4/30/96                        $25,469                           $17,584              $19,005
5/31/96                        $26,668                           $18,036              $19,684
6/30/96                        $25,430                           $18,105              $18,698
7/31/96                        $23,147                           $17,304              $16,839
8/31/96                        $25,340                           $17,670              $17,999
9/30/96                        $26,719                           $18,663              $18,955
10/31/96                       $26,229                           $19,178              $18,366
11/30/96                       $27,454                           $20,626              $19,040
12/31/96                       $27,873                           $20,217              $19,133
1/31/97                        $28,771                           $21,479              $19,705
2/28/97                        $27,573                           $21,648              $18,842
3/31/97                        $25,640                           $20,761              $17,602
4/30/97                        $25,817                           $21,998              $17,681
5/31/97                        $29,465                           $23,336              $19,801
6/30/97                        $30,458                           $24,381              $20,465
7/31/97                        $32,308                           $26,319              $21,764
8/31/97                        $32,567                           $24,846              $22,295
9/30/97                        $35,602                           $26,205              $23,869
10/31/97                       $33,941                           $25,329              $22,380
11/30/97                       $33,125                           $26,502              $22,037
12/31/97                       $32,729                           $26,958              $21,958
1/31/98                        $32,515                           $27,254              $21,670
2/28/98                        $35,097                           $29,220              $23,530
3/31/98                        $36,409                           $30,716              $24,403
4/30/98                        $37,079                           $31,026              $24,625
5/31/98                        $34,612                           $30,492              $23,044
6/30/98                        $34,797                           $31,730              $23,212
7/31/98                        $31,445                           $31,394              $21,483
8/31/98                        $24,387                           $26,861              $16,602
9/30/98                        $26,612                           $28,582              $18,058
10/31/98                       $28,308                           $30,906              $19,277
11/30/98                       $30,505                           $32,779              $20,647
12/31/98                       $32,844                           $34,667              $22,636
1/31/99                        $34,673                           $36,116              $23,290
2/28/99                        $31,609                           $34,993              $21,401
3/31/99                        $33,497                           $36,393              $22,398
4/30/99                        $35,922                           $37,801              $24,186
5/31/99                        $35,776                           $36,909              $24,435
6/30/99                        $38,768                           $38,957              $26,162
7/31/99                        $38,579                           $37,742              $25,629
8/31/99                        $39,160                           $37,553              $25,075
9/30/99                        $40,597                           $36,524              $25,256
10/31/99                       $45,374                           $38,836              $26,486
11/30/99                       $52,169                           $39,625              $29,614
12/31/99                       $64,919                           $41,958              $35,199
1/31/00                        $63,953                           $39,852              $35,002
2/29/00                        $80,658                           $39,099              $43,979
3/31/00                        $73,865                           $42,923              $40,527
4/30/00                        $66,969                           $41,631              $36,580
5/31/00                        $62,591                           $40,777              $33,324
6/30/00                        $72,299                           $41,785              $37,730
7/31/00                        $67,935                           $41,133              $34,640
8/31/00                        $77,276                           $43,687              $39,153
9/30/00                        $74,715                           $41,380              $36,620
10/31/00                       $68,946                           $41,207              $34,357
11/30/00                       $54,187                           $37,960              $27,812
12/31/00                       $58,713                           $38,146              $29,536
1/31/01                        $61,636                           $39,500              $31,450
2/28/01                        $49,972                           $35,901              $26,597
3/31/01                        $44,584                           $33,629              $23,656
4/30/01                        $51,011                           $36,238              $27,261
5/31/01                        $50,580                           $36,481              $28,051
6/30/01                        $50,045                           $35,595              $28,685
7/31/01                        $47,448                           $35,246              $26,571
8/31/01                        $44,198                           $33,043              $24,804
9/30/01                        $37,475                           $30,376              $20,920
10/31/01                       $40,680                           $30,957              $22,983
11/30/01                       $44,436                           $33,331              $24,968
12/31/01                       $46,755                           $33,624              $26,337
1/31/02                        $44,934                           $33,133              $25,212
2/28/02                        $42,410                           $32,494              $23,654
3/31/02                        $45,487                           $33,716              $25,560
4/30/02                        $43,307                           $31,672              $24,712













































































































































AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(8)    4/30/02
---------------------------
1-Year              -15.10%
5-Year              +10.90%
10-Year             +15.79%




7. Source: Standard & Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The Russell 2500 Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.
8. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class.

Past performance does not guarantee future results.

FRANKLIN STRATEGIC SERIES
Financial Highlights


FRANKLIN AGGRESSIVE GROWTH FUND
                                                                                        CLASS A
                                                                        -------------------------------------
                                                                                  YEAR ENDED APRIL 30,
                                                                        -------------------------------------
                                                                            2002         2001         2000(C)
                                                                        -------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................................   $15.30       $25.22       $10.00
                                                                        -------------------------------------
Income from investment operations:
 Net investment loss(a) ...............................................     (.15)        (.17)        (.15)
 Net realized and unrealized gains (losses) ...........................    (2.76)       (9.74)       15.86
                                                                        -------------------------------------
Total from investment operations ......................................    (2.91)       (9.91)       15.71
                                                                        -------------------------------------
Less distributions from:
 Net investment income ................................................       --           --         (.02)
 Net realized gains ...................................................       --         (.01)        (.47)
                                                                        -------------------------------------
Total distributions ...................................................       --         (.01)        (.49)
                                                                        -------------------------------------
Net asset value, end of year ..........................................   $12.39       $15.30       $25.22
                                                                        =====================================

Total return(b) ....................................................... (19.02)%     (39.31)%      158.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................................... $100,240     $127,678     $171,976
Ratios to average net assets:
 Expenses .............................................................    1.50%        1.25%        1.24%(d)
 Expenses excluding waiver and payments by affiliate ..................    1.57%        1.35%        1.28%(d)
 Net investment loss ..................................................  (1.12)%       (.77)%       (.68)%(d)
Portfolio turnover rate ...............................................  120.87%      157.74%      148.67%

(a) Based on average shares outstanding.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) For the period June 23, 1999 (effective date) to April 30, 2000.
(d) Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)


FRANKLIN AGGRESSIVE GROWTH FUND (CONT.)
                                                                                        CLASS B
                                                                        -------------------------------------
                                                                                  YEAR ENDED APRIL 30,
                                                                        -------------------------------------
                                                                            2002         2001         2000(C)
                                                                        -------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................................   $15.17       $25.18       $10.00
                                                                        -------------------------------------
Income from investment operations:
 Net investment loss(a) ...............................................     (.23)        (.31)        (.30)
 Net realized and unrealized gains (losses) ...........................    (2.74)       (9.69)       15.95
                                                                        -------------------------------------
Total from investment operations ......................................    (2.97)      (10.00)       15.65
                                                                        -------------------------------------
Less distributions from:
 Net investment income ................................................       --           --           --(d)
 Net realized gains ...................................................       --         (.01)        (.47)
                                                                        -------------------------------------
Total distributions ...................................................       --         (.01)        (.47)
                                                                        -------------------------------------
Net asset value, end of year ..........................................   $12.20       $15.17       $25.18
                                                                        =====================================

Total return(b) ....................................................... (19.58)%     (39.73)%      157.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................................  $20,259      $27,587     $33,613
Ratios to average net assets:
 Expenses .............................................................    2.17%        1.90%        1.86%(e)
 Expenses excluding waiver and payments by affiliate ..................    2.24%        2.00%        1.90%(e)
 Net investment loss ..................................................  (1.78)%      (1.42)%      (1.31)%(e)
Portfolio turnover rate ...............................................  120.87%      157.74%      148.67%

(a) Based on average shares outstanding.
(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) For the period June 23, 1999 (effective date) to April 30, 2000.
(d) Includes distributions of net investment income in the amount of $.003.
(e) Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)


FRANKLIN AGGRESSIVE GROWTH FUND (CONT.)
                                                                                        CLASS C
                                                                        -------------------------------------
                                                                                  YEAR ENDED APRIL 30,
                                                                        -------------------------------------
                                                                            2002         2001         2000(C)
                                                                        -------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................................   $15.14       $25.12       $10.00
                                                                        -------------------------------------
Income from investment operations:
 Net investment loss(a) ...............................................     (.23)        (.31)        (.30)
 Net realized and unrealized gains (losses) ...........................    (2.73)       (9.66)       15.89
                                                                        -------------------------------------
Total from investment operations ......................................    (2.96)       (9.97)       15.59
                                                                        -------------------------------------
Less distributions from net realized gains ............................       --         (.01)        (.47)
                                                                        -------------------------------------
Net asset value, end of year ..........................................   $12.18       $15.14       $25.12
                                                                        =====================================

Total return(b) ....................................................... (19.55)%     (39.71)%      156.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................................  $40,877      $60,294      $80,473
Ratios to average net assets:
 Expenses .............................................................    2.17%        1.89%        1.88%(d)
 Expenses excluding waiver and payments by affiliate ..................    2.24%        1.99%        1.92%(d)
 Net investment loss ..................................................  (1.77)%      (1.41)%      (1.34)%(d)
Portfolio turnover rate ...............................................  120.87%      157.74%      148.67%


(a) Based on average shares outstanding.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) For the period June 23, 1999 (effective date) to April 30, 2000.
(d) Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)


FRANKLIN AGGRESSIVE GROWTH FUND (CONT.)
                                                                                      CLASS R
                                                                                  -----------------
                                                                                  APRIL 30, 2002(C)
                                                                                  -----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............................................      $13.75
                                                                                  -----------------
Income from investment operations:
 Net investment loss(a) .........................................................        (.06)
 Net realized and unrealized losses .............................................       (1.31)
                                                                                  -----------------
Total from investment operations ................................................       (1.37)
                                                                                  -----------------
Net asset value, end of period ..................................................      $12.38
                                                                                  =================

Total return(b) .................................................................     (9.96)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............................................         $53
Ratios to average net assets:
 Expenses .......................................................................       1.75%(d)
 Net investment loss ............................................................     (1.48)%(d)
Portfolio turnover rate .........................................................     120.87%


(a) Based on average shares outstanding.
(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) For the period January 1, 2002 (effective date) to April 30, 2002.
(d) Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)


FRANKLIN AGGRESSIVE GROWTH FUND (CONT.)
                                                                                     ADVISOR CLASS
                                                                        -------------------------------------
                                                                                  YEAR ENDED APRIL 30,
                                                                        -------------------------------------
                                                                            2002         2001         2000(C)
                                                                        -------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................................   $15.40       $25.31       $10.00
                                                                        -------------------------------------
Income from investment operations:
 Net investment loss(a) ...............................................     (.10)        (.09)        (.05)
 Net realized and unrealized gains (losses) ...........................    (2.79)       (9.81)       15.86
                                                                        -------------------------------------
Total from investment operations ......................................    (2.89)       (9.90)       15.81
                                                                        -------------------------------------
Less distributions from:
 Net investment income ................................................       --           --         (.03)
 Net realized gains ...................................................       --         (.01)        (.47)
                                                                        -------------------------------------
Total distributions ...................................................       --         (.01)        (.50)
                                                                        -------------------------------------
Net asset value, end of year ..........................................   $12.51       $15.40       $25.31
                                                                        =====================================

Total return(b) ....................................................... (18.77)%     (39.13)%      159.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................................  $10,839      $22,276      $46,726
Ratios to average net assets:
 Expenses .............................................................    1.18%         .90%         .90%(d)
 Expenses excluding waiver and payments by affiliate ..................    1.25%        1.00%         .94%(d)
 Net investment loss ..................................................   (.77)%       (.42)%       (.25)%(d)
Portfolio turnover rate ...............................................  120.87%      157.74%      148.67%


(a) Based on average shares outstanding.
(b) Total return is not annualized for periods less than one year.
(c) For the period June 23, 1999 (effective date) to April 30, 2000.
(d) Annualized


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002


                                                                                     SHARES/
  FRANKLIN AGGRESSIVE GROWTH FUND                                                   WARRANTS       VALUE
-----------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS 94.3%

(a)COMMERCIAL SERVICES 2.6%
   Exult Inc. ......................................................................  300,000   $ 2,619,000
   Maximus Inc. ....................................................................   60,000     1,860,000
                                                                                                -----------
                                                                                                  4,479,000
                                                                                                -----------
(a)CONSUMER SERVICES 6.7%
   AOL Time Warner Inc. ............................................................  115,000     2,187,300
   CEC Entertainment Inc. ..........................................................   50,000     2,310,000
   eBay Inc. .......................................................................   50,000     2,655,000
   Entravision Communications Corp. ................................................  214,300     3,107,350
   Magna Entertainment Corp., A ....................................................  160,000     1,312,000
                                                                                                -----------
                                                                                                 11,571,650
                                                                                                -----------
(a)DISTRIBUTION SERVICES 1.6%
   Andrx Group .....................................................................   60,000     2,713,200
                                                                                                -----------
   ELECTRONIC TECHNOLOGY 24.3%
(a)Advanced Fibre Communications Inc. ..............................................  115,000     2,040,100
(a)Avocent Corp. ...................................................................   75,000     1,875,000
(a)Cirrus Logic Inc. ...............................................................  153,600     1,866,240
(a)Dell Computer Corp. .............................................................  100,000     2,634,000
(a)DRS Technologies Inc. ...........................................................   31,300     1,447,625
(a)Extreme Networks Inc. ...........................................................  119,200     1,071,608
(a)Intersil Corp. ..................................................................  110,000     2,953,500
(a)KLA-Tencor Corp. ................................................................   35,000     2,063,950
(a)L-3 Communications Holdings Inc. ................................................   27,500     3,513,950
(a)Lexmark International Inc. ......................................................   55,000     3,287,900
   Linear Technology Corp. .........................................................   28,000     1,088,080
(a)Logicvision Inc. ................................................................  169,000     1,402,700
(a)Network Appliance Inc. ..........................................................  180,000     3,141,000
(a)QUALCOMM Inc. ...................................................................   65,000     1,960,400
(a)Semtech Corp. ...................................................................   60,000     1,918,800
(a)Tektronix Inc. ..................................................................  135,000     2,970,000
(a)Varian Semiconductor Equipment Associates Inc. ..................................   65,000     3,036,800
(a)Xicor Inc. ......................................................................   36,000       360,000
(a)Xicor Inc. - Private Placement, wts., A, 11/19/06 ...............................   40,107       126,818
(a)Xilinx Inc. .....................................................................   80,000     3,020,800
                                                                                                -----------
                                                                                                 41,779,271
                                                                                                -----------
   FINANCE 3.0%
(a)Investment Technology Group Inc. ................................................   50,000     2,300,000
   Investors Financial Services Corp. ..............................................   40,000     2,945,600
                                                                                                -----------
                                                                                                  5,245,600
                                                                                                -----------
(a)HEALTH SERVICES 4.6%
   AdvancePCS ......................................................................  115,000     3,888,150
   Caremark RX Inc. ................................................................  185,000     3,977,500
                                                                                                -----------
                                                                                                  7,865,650
                                                                                                -----------


FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                     SHARES/
  FRANKLIN AGGRESSIVE GROWTH FUND                                                   WARRANTS       VALUE
-----------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS (CONT.)

   HEALTH TECHNOLOGY 15.2%
(a)Abgenix Inc. ....................................................................  180,000   $ 2,539,800
   Allergan Inc. ...................................................................   40,000     2,636,400
(a)Cubist Pharmaceuticals Inc. .....................................................  150,000     2,097,000
(a)Cygnus Inc. .....................................................................  204,000       960,840
(a)Enzon Inc. ......................................................................   65,000     2,420,600
(a)First Horizon Pharmaceutical Corp. ..............................................   66,500     1,731,660
(a)Guidant Corp. ...................................................................   75,000     2,820,000
(a)MedImmune Inc. ..................................................................   80,000     2,672,000
   Pfizer Inc. .....................................................................   80,000     2,908,000
   Pharmaci(a)Corp. ................................................................   75,000     3,092,250
(a)Shire Pharmaceuticals Group PLC, ADR (United Kingdom) ...........................  105,000     2,331,000
                                                                                                -----------
                                                                                                 26,209,550
                                                                                                -----------
(a)INDUSTRIAL SERVICES 3.1%
   Global Industries Ltd. ..........................................................  200,000     1,928,000
   Weatherford International Inc. ..................................................   70,000     3,490,900
                                                                                                -----------
                                                                                                  5,418,900
                                                                                                -----------
   PRODUCER MANUFACTURING 2.9%
(a)02Micro International Ltd. (Cayman Islands) .....................................  155,000     2,526,500
   Lennox International Inc. .......................................................  168,000     2,520,000
                                                                                                -----------
                                                                                                 5,046,500
                                                                                                -----------
   RETAIL TRADE 7.5%
(a)Abercrombie & Fitch Co., A ......................................................   60,000     1,800,000
(a)Cost Plus Inc. ..................................................................  100,000     2,945,000
(a)Duane Reade Inc. ................................................................   81,100     2,574,925
   Home Depot Inc. .................................................................   60,000     2,782,200
(a)Wet Seal Inc. ...................................................................   80,000     2,850,400
                                                                                                -----------
                                                                                                 12,952,525
                                                                                                -----------
   TECHNOLOGY SERVICES 20.3%
(a)Affiliated Computer Services Inc., A ............................................   67,000     3,622,690
(a)Amdocs Ltd. .....................................................................  120,000     2,607,600
(a)Aspen Technology Inc. ...........................................................  120,000     1,626,000
(a)Cadence Design Systems Inc. .....................................................  140,000     2,867,200
(a)Concord EFS Inc. ................................................................  125,000     3,952,988
   Electronic Data Systems Corp. ...................................................   51,500     2,794,390
(a)Entrust Inc. ....................................................................  400,000     1,676,000
(a)HNC Software Inc. ...............................................................  180,000     3,441,600
(a)Informatica Corp. ...............................................................  300,000     2,379,000
(a)Inforte Corp. ...................................................................  226,100     2,688,328
   Paychex Inc. ....................................................................   68,000     2,538,440
(a)Precise Software Solutions Ltd. (Israel) ........................................  160,000     2,102,400
(a)Predictive Systems Inc. .........................................................  575,200       776,520
(a)Tier Technologies Inc., B .......................................................  120,000     1,806,000
                                                                                                -----------
                                                                                                 34,879,156
                                                                                                -----------



FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                     SHARES/
  FRANKLIN AGGRESSIVE GROWTH FUND                                                   WARRANTS       VALUE
-----------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS (CONT.)

(a)TRANSPORTATION 2.5%
   Forward Air Corp. ...........................................................      120,000   $ 3,260,400
   JetBlue Airways Corp. .......................................................       19,900     1,000,970
                                                                                               ------------
                                                                                                  4,261,370
                                                                                               ------------
   TOTAL COMMON STOCKS AND WARRANTS (COST $178,612,542) ........................                162,422,372
                                                                                               ------------
(a,b)PREFERRED STOCKS
   Micro Photonix Integration Corp., pfd., C (COST $2,079,464) .................      329,274            --
                                                                                               ------------

                                                                                   PRINCIPAL
                                                                                    AMOUNT
                                                                                  ----------
   CONVERTIBLE BONDS .9%
   Xicor Inc., cvt., 144A, 5.50%, 11/19/06 (COST $1,358,206) ...................   $1,500,000     1,515,750
                                                                                               ------------
   TOTAL LONG TERM INVESTMENTS (COST $182,050,212) .............................                163,938,122
                                                                                               ------------

                                                                                     SHARES
                                                                                  ----------
(c)SHORT TERM INVESTMENTS 2.6%
   Franklin Institutional Fiduciary Trust Money Market Portfolio
    (COST $4,517,196) ..........................................................    4,517,196     4,517,196
                                                                                               ------------
   TOTAL INVESTMENTS (COST $186,567,408) 97.8% .................................                168,455,318
   OTHER ASSETS, LESS LIABILITIES 2.2% .........................................                  3,812,737
                                                                                               ------------
   NET ASSETS 100.0% ...........................................................               $172,268,055
                                                                                               ============


(a) Non-income producing
(b) See Note 6 regarding restricted securities.
(c) See Note 3 regarding investments in the "Sweep Money Fund."


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Highlights


FRANKLIN CALIFORNIA GROWTH FUND
                                                                                        CLASS A
                                                         ---------------------------------------------------------------
                                                                                  YEAR ENDED APRIL 30,
                                                         ---------------------------------------------------------------
                                                               2002         2001         2000         1999         1998
                                                         ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................     $34.05       $50.15       $25.82       $24.97       $19.35
                                                         ---------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)(a) .......................       (.09)          --          .05          .10          .14
 Net realized and unrealized gains (losses) ............      (3.25)      (13.47)       24.36         1.42         6.48
                                                         ---------------------------------------------------------------
Total from investment operations .......................      (3.34)      (13.47)       24.41         1.52         6.62
                                                         ---------------------------------------------------------------
Less distributions from:
 Net investment income .................................         --         (.19)        (.08)        (.14)        (.14)
 Net realized gains ....................................         --        (2.44)          --         (.53)        (.86)
                                                         ---------------------------------------------------------------
Total distributions ....................................      --           (2.63)        (.08)        (.67)       (1.00)
                                                         ---------------------------------------------------------------
Net asset value, end of year ...........................     $30.71       $34.05       $50.15       $25.82       $24.97
                                                         ===============================================================

Total return(b) ........................................    (9.81)%     (27.84)%       94.90%        6.39%       34.98%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................ $1,398,753   $1,680,032   $2,025,864     $780,598     $721,254
Ratios to average net assets:
 Expenses ..............................................      1.00%         .88%         .88%        1.00%         .99%
 Net investment income (loss) ..........................     (.29)%           --         .11%         .41%         .67%
Portfolio turnover rate ................................     48.55%       35.47%       61.04%       52.76%       48.52%


(a) Based on average shares outstanding effective year ended April 30, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)


FRANKLIN CALIFORNIA GROWTH FUND (CONT.)
                                                                                              CLASS B
                                                                        --------------------------------------------------
                                                                                        YEAR ENDED APRIL 30,
                                                                        --------------------------------------------------
                                                                            2002         2001         2000         1999(C)
                                                                        --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................................   $33.43       $49.64       $25.75       $24.31
                                                                        --------------------------------------------------
Income from investment operations:
 Net investment loss(a) ...............................................     (.32)        (.33)        (.28)        (.01)
 Net realized and unrealized gains (losses) ...........................    (3.19)      (13.25)       24.24         1.45
                                                                        --------------------------------------------------
Total from investment operations ......................................    (3.51)      (13.58)       23.96         1.44
                                                                        --------------------------------------------------
Less distributions from:
 Net investment income ................................................       --         (.19)        (.07)          --
 Net realized gains ...................................................       --        (2.44)          --           --
                                                                        --------------------------------------------------
Total distributions ...................................................       --        (2.63)        (.07)          --
                                                                        --------------------------------------------------
Net asset value, end of year ..........................................   $29.92       $33.43       $49.64       $25.75
                                                                        ==================================================

Total return(b) ....................................................... (10.50)%     (28.36)%       93.35%        5.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................................... $116,075     $119,847      $63,960       $2,657
Ratios to average net assets:
 Expenses .............................................................    1.75%        1.63%        1.63%        1.75%(d)
 Net investment loss ..................................................  (1.05)%       (.76)%       (.61)%       (.33)%(d)
Portfolio turnover rate ...............................................   48.55%       35.47%       61.04%       52.76%


(a) Based on average shares outstanding effective year ended April 30, 2000.
(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) For the period January 1, 1999 (effective date) to April 30, 1999.
(d) Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)


FRANKLIN CALIFORNIA GROWTH FUND (CONT.)
                                                                                        CLASS C
                                                           -------------------------------------------------------------
                                                                                  YEAR ENDED APRIL 30,
                                                           -------------------------------------------------------------
                                                               2002         2001         2000         1999         1998
                                                           -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................   $33.50       $49.55       $25.63       $24.81       $19.27
                                                           -------------------------------------------------------------
Income from investment operations:
 Net investment loss(a) ..................................     (.32)        (.34)        (.25)        (.07)          --
 Net realized and unrealized gains (losses) ..............    (3.20)      (13.27)       24.19         1.42         6.43
                                                           -------------------------------------------------------------
Total from investment operations .........................    (3.52)      (13.61)       23.94         1.35         6.43
                                                           -------------------------------------------------------------
Less distributions from:
 Net investment income ...................................       --           --         (.02)          --         (.03)
 Net realized gains ......................................       --        (2.44)          --         (.53)        (.86)
                                                           -------------------------------------------------------------
Total distributions ......................................       --        (2.44)        (.02)        (.53)        (.89)
                                                           -------------------------------------------------------------
Net asset value, end of year .............................   $29.98       $33.50       $49.55       $25.63       $24.81
                                                           =============================================================

Total return(b) .......................................... (10.51)%     (28.39)%       93.46%        5.67%       34.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................... $299,840     $370,165     $428,192     $159,310     $122,701
Ratios to average net assets:
 Expenses ................................................    1.74%        1.63%        1.63%        1.75%        1.74%
 Net investment loss .....................................  (1.04)%       (.74)%       (.64)%       (.33)%       (.10)%
Portfolio turnover rate ..................................   48.55%       35.47%       61.04%       52.76%       48.52%


(a) Based on average shares outstanding effective year ended April 30, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)


FRANKLIN CALIFORNIA GROWTH FUND (CONT.)
                                                                                         CLASS R
                                                                                    -----------------
                                                                                    APRIL 30, 2002(C)
                                                                                    -----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............................................    $31.84
                                                                                    -----------------
Income from investment operations:
 Net investment loss(a) ...........................................................      (.12)
 Net realized and unrealized losses ...............................................     (1.04)
                                                                                    -----------------
Total from investment operations ..................................................     (1.16)
                                                                                    -----------------
Net asset value, end of period ....................................................    $30.68
                                                                                    =================

Total return(b) ...................................................................   (3.64)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................................................      $443
Ratios to average net assets:
 Expenses .........................................................................     1.24%(d)
 Net investment loss ..............................................................   (1.21)%(d)
Portfolio turnover rate ...........................................................    48.55%


(a) Based on average shares outstanding.
(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) For the period January 1, 2002 (effective date) to April 30, 2002.
(d) Annualized


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002


                                                                                     SHARES/
  FRANKLIN CALIFORNIA GROWTH FUND                                                   WARRANTS          VALUE
-------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS 94.2%

(a)COMMERCIAL SERVICES 2.5%
   DigitalThink Inc. .............................................................    750,000  $      765,000
   Exult Inc. ....................................................................    350,000       3,055,500
   ProBusiness Services Inc. .....................................................    400,000       7,848,000
   Resources Connection Inc. .....................................................    500,000      13,270,000
   Robert Half International Inc. ................................................    800,000      21,008,000
                                                                                               --------------
                                                                                                   45,946,500
                                                                                               --------------
   CONSUMER DURABLES 3.9%
(a)Activision Inc. ...............................................................    425,000      13,379,000
(a)Electronic Arts Inc. ..........................................................    100,000       5,905,000
   Mattel Inc. ...................................................................  2,500,000      51,600,000
                                                                                               --------------
                                                                                                   70,884,000
                                                                                               --------------
   CONSUMER NON-DURABLES 2.3%
   Clorox Co. ....................................................................    650,000      28,762,500
(a)Quiksilver Inc. ...............................................................    500,000      12,200,000
                                                                                               --------------
                                                                                                   40,962,500
                                                                                               --------------
   CONSUMER SERVICES 8.4%
(a)eBay Inc. .....................................................................    400,000      21,240,000
(a)Entravision Communications Corp. ..............................................  1,250,000      18,125,000
(a)Fox Entertainment Group Inc., A ...............................................  1,350,000      31,860,000
(a)Jack in the Box Inc. ..........................................................    500,000      15,965,000
   McClatchy Co., A ..............................................................    184,800      11,049,192
(a)Ticketmaster Inc., B ..........................................................    500,000      11,765,000
(a)Univision Communications Inc., A ..............................................    800,000      31,968,000
   The Walt Disney Co. ...........................................................    473,200      10,968,776
                                                                                               --------------
                                                                                                  152,940,968
                                                                                               --------------
   DISTRIBUTION SERVICES 1.7%
   McKesson Corp. ................................................................    750,000      30,292,500
                                                                                               --------------
   ELECTRONIC TECHNOLOGY 19.1%
(a)Agilent Technologies Inc. .....................................................    332,000       9,976,600
(a)Apple Computer Inc. ...........................................................    250,000       6,067,500
(a)Applied Materials Inc. ........................................................    750,000      18,240,000
(a)Atmel Corp. ...................................................................  2,500,000      22,500,000
(a)Cisco Systems Inc. ............................................................  1,250,000      18,312,500
(a)Coherent Inc. .................................................................    500,000      15,300,000
(a)Flextronics International Ltd. (Singapore) ....................................    700,000       9,695,000
   Intel Corp. ...................................................................    650,000      18,596,500
(a)International Rectifier Corp. .................................................    400,000      18,448,000
(a)Intersil Corp. ................................................................    550,000      14,767,500
(a)KLA-Tencor Corp. ..............................................................    350,000      20,639,500
(a)Lam Research Corp. ............................................................  1,000,000      25,660,000
   Linear Technology Corp. .......................................................    400,000      15,544,000
(a)Micrel Inc. ...................................................................    650,000      14,267,500
(a)Novellus Systems Inc. .........................................................    375,000      17,775,000


FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                     SHARES/
  FRANKLIN CALIFORNIA GROWTH FUND                                                   WARRANTS         VALUE
-------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS (CONT.)

   ELECTRONIC TECHNOLOGY (CONT.)
(a)Sanmina-Sci Corp. .............................................................    600,000  $    6,240,000
(a)Semtech Corp. .................................................................    750,000      23,985,000
(a)The Titan Corp. ...............................................................  1,000,000      22,860,000
(a)UTStarcom Inc. ................................................................    602,500      14,761,250
(a)ViaSat Inc. ...................................................................  1,000,000      10,630,000
(a)Xicor Inc. - Private Placement, wts., A, 11/19/06 .............................    200,534         634,091
(a)Xilinx Inc. ...................................................................    550,000      20,768,000
                                                                                               --------------
                                                                                                  345,667,941
                                                                                               --------------
   ENERGY MINERALS 1.9%
   ChevronTexaco Corp. ...........................................................    400,000      34,684,000
                                                                                               --------------
   FINANCE 12.8%
   Charles Schwab Corp. ..........................................................  1,500,000      17,085,000
   City National Corp. ...........................................................    650,000      35,912,500
   Countrywide Credit Industries Inc. ............................................    350,000      16,348,500
(a)E*TRADE Group Inc. ............................................................  3,831,300      28,888,002
   Golden State Bancorp Inc. .....................................................    700,000      23,093,000
   The PMI Group Inc. ............................................................    450,000      36,504,000
(a)Silicon Valley Bancshares .....................................................  1,000,000      31,950,000
   UCBH Holdings Inc. ............................................................    250,000       9,862,500
   Wells Fargo & Co. .............................................................    650,000      33,247,500
                                                                                               --------------
                                                                                                  232,891,002
                                                                                               --------------
(a)HEALTH SERVICES 5.3%
   Tenet Healthcare Corp. ........................................................    600,000      44,022,000
   VCA Antech Inc. ...............................................................    750,000      11,437,500
   Wellpoint Health Networks Inc. ................................................    550,000      41,294,000
                                                                                               --------------
                                                                                                   96,753,500
                                                                                               --------------
   HEALTH TECHNOLOGY 13.3%
(a)Abgenix Inc. ..................................................................    500,000       7,055,000
   Allergan Inc. .................................................................    450,000      29,659,500
(a)Amgen Inc. ....................................................................    800,000      42,304,000
(a)Arena Pharmaceuticals Inc. ....................................................    200,000       1,630,000
   Beckman Coulter Inc. ..........................................................    150,000       7,165,500
(a)BioMarin Pharmaceutical Inc., 144A ............................................    952,381       5,742,857
(a,b)BioMarin Pharmaceutical Inc., wts., 5/16/04 .................................    142,857              --
(a)Chiron Corp. ..................................................................    250,000      10,117,500
(a)CV Therapeutics Inc. ..........................................................    225,000       6,511,500
(a,b)Cytyc Corp. .................................................................    500,000       7,855,000
(a)Exelixis Inc. .................................................................    300,000       2,970,000
(a)Genentech Inc. ................................................................    650,000      23,075,000
(a)IDEC Pharmaceuticals Corp. ....................................................    600,000      32,970,000
(a)Invitrogen Corp. ..............................................................    300,000      10,404,000
(a)Millennium Pharmaceuticals Inc. ...............................................    493,650       9,853,254
(a)Ribapharm Inc. ................................................................    629,800       6,486,940
(a)SICOR Inc. ....................................................................    750,000      13,290,000


FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                     SHARES/
  FRANKLIN CALIFORNIA GROWTH FUND                                                   WARRANTS         VALUE
-------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS (CONT.)

   HEALTH TECHNOLOGY (CONT.)
(a)Thoratec Corp. ................................................................  1,000,000  $    8,210,000
(a)Varian Medical Systems Inc. ...................................................    350,000      15,172,500
                                                                                               --------------
                                                                                                  240,472,551
                                                                                               --------------
   INDUSTRIAL SERVICES .7%
   Granite Construction Inc. .....................................................    525,000      12,132,750
                                                                                               --------------
   NON-ENERGY MINERALS .7%
   Reliance Steel & Aluminum Co. .................................................    412,000      13,287,000
                                                                                               --------------
   PRODUCER MANUFACTURING 3.6%
   Avery Dennison Corp. ..........................................................    300,000      19,215,000
   Superior Industries International Inc. ........................................    250,000      12,892,500
(a)Varian Inc. ...................................................................  1,000,000      33,740,000
                                                                                               --------------
                                                                                                   65,847,500
                                                                                               --------------
   REAL ESTATE 5.8%
   Alexandria Real Estate Equities Inc. ..........................................    300,000      13,710,000
   AMB Property Corp. ............................................................    750,000      21,030,000
   Arden Realty Inc. .............................................................    550,000      15,482,500
(a)Catellus Development Corp. ....................................................  1,200,000      24,480,000
   Essex Property Trust Inc. .....................................................    350,000      18,200,000
   Health Care Property Investors Inc. ...........................................    300,000      12,249,000
                                                                                               --------------
                                                                                                  105,151,500
                                                                                               --------------
(a)RETAIL TRADE 3.3%
   Cost Plus Inc. ................................................................    500,000      14,725,000
   Hot Topic Inc. ................................................................    450,000      10,152,000
   Safeway Inc. ..................................................................    850,000      35,657,500
                                                                                               --------------
                                                                                                   60,534,500
                                                                                               --------------
   TECHNOLOGY SERVICES 5.6%
   Adobe Systems Inc. ............................................................    300,000      11,988,000
(a)Cadence Design Systems Inc. ...................................................  1,000,000      20,480,000
(a)Intuit Inc. ...................................................................    350,000      13,713,000
(a)Liberate Technologies Inc. ....................................................    800,000       4,072,000
(a)Macromedia Inc. ...............................................................    400,000       8,956,000
(a)Mercury Interactive Corp. .....................................................    250,000       9,317,500
(a)Netiq Corp. ...................................................................    500,000      11,215,000
(a)Oracle Corp. ..................................................................    600,000       6,024,000
(a)Tier Technologies Inc., B .....................................................    500,000       7,525,000
(a)VERITAS Software Corp. ........................................................    300,000       8,502,000
                                                                                               --------------
                                                                                                  101,792,500
                                                                                               --------------
   TRANSPORTATION 1.6%
   Expeditors International of Washington Inc. ...................................    500,000      28,935,000
                                                                                               --------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                     SHARES/
  FRANKLIN CALIFORNIA GROWTH FUND                                                   WARRANTS         VALUE
-------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS (CONT.)

   UTILITIES 1.7%
   American States Water Co. ...................................................      165,000  $    6,418,500
   California Water Service Group ..............................................      180,000       4,482,000
   Sempra Energy ...............................................................      750,000      19,177,500
                                                                                               --------------
                                                                                                   30,078,000
                                                                                               --------------
   TOTAL COMMON STOCKS AND WARRANTS (COST $1,468,714,545) ......................                1,709,254,212
                                                                                               --------------
   PREFERRED STOCKS .7%
(a,b)ELECTRONIC TECHNOLOGY
   Anda Networks Inc., pfd., D .................................................      145,772          87,463
   Kestrel Solutions Inc., pfd., D .............................................      124,712         145,913
                                                                                               --------------
                                                                                                      233,376
                                                                                               --------------
(a,b)HEALTH TECHNOLOGY .7%
   Fibrogen Inc., pfd., E ......................................................    2,227,171       8,864,141
   Masimo Corp., pfd., F .......................................................      772,727       4,249,999
                                                                                               --------------
                                                                                                   13,114,140
                                                                                               --------------
   TOTAL PREFERRED STOCKS (COST $22,124,992) ...................................                   13,347,516
                                                                                               --------------


                                                                                    PRINCIPAL
                                                                                     AMOUNT
                                                                                    ---------
   CONVERTIBLE BONDS .6%
   ELECTRONIC TECHNOLOGY .4%
   Xicor Inc., cvt., 144A, 5.50%, 11/19/06 .....................................  $ 7,500,000       7,578,750
                                                                                               --------------
   HEALTH TECHNOLOGY .2%
   Intermune Inc., cvt., 5.75%, 7/15/06 ........................................    4,190,000       4,072,156
                                                                                               --------------
   TOTAL CONVERTIBLE BONDS (COST $10,981,031) ..................................                   11,650,906
                                                                                               --------------
   TOTAL LONG TERM INVESTMENTS (COST $1,501,820,568) ...........................                1,734,252,634
                                                                                               --------------


                                                                                     SHARES
                                                                                    ---------
(c)SHORT TERM INVESTMENTS 5.0%
   Franklin Institutional Fiduciary Trust Money Market Portfolio
    (COST $90,575,143) .........................................................   90,575,143      90,575,143
                                                                                               --------------
   TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $1,592,395,711) 100.5% .                1,824,827,777
                                                                                               --------------


FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                   PRINCIPAL
  FRANKLIN CALIFORNIA GROWTH FUND                                                    AMOUNT         VALUE
--------------------------------------------------------------------------------------------------------------
(d)REPURCHASE AGREEMENTS 6.3%

   Barclays Capital Inc., 1.93%, 5/01/02, (Maturity Value $18,294,962) ........   $18,293,981   $  18,293,981
    Collateralized by U.S. Government Agency Securities
   Bear, Stearns & Co., Inc. 1.93%, 5/01/02, (Maturity Value $21,710,328) .....    21,709,164      21,709,164
    Collateralized by U.S. Government Agency Securities
   Goldman, Sachs & Co., 1.93%, 5/01/02, (Maturity Value $2,624,282) ..........     2,624,141       2,624,141
    Collateralized by U.S. Government Agency Securities
   Morgan Stanley & Co., Inc. 1.93%, 5/01/02, (Maturity Value $21,378,292) ....    21,377,146      21,377,146
    Collateralized by U.S. Government Agency Securities
   Salomon Smith Barney Inc., 1.91%, 5/01/02, (Maturity Value $29,178,096) ....    29,176,548      29,176,548
    Collateralized by U.S. Government Agency Securities
   UBS Warburg LLC, 1.93%, 5/01/02, (Maturity Value $22,002,359) ..............    22,001,179      22,001,179
                                                                                               ---------------
    Collateralized by U.S. Government Agency Securities
   TOTAL REPURCHASE AGREEMENTS (COST 115,182,159) .............................                   115,182,159
                                                                                               ---------------
   TOTAL INVESTMENTS (COST 1,707,577,870) 106.8% ..............................                 1,940,009,936
   OTHER ASSETS, LESS LIABILITIES (6.8)% ......................................                  (124,898,875)
                                                                                               ---------------
   NET ASSETS 100.0% ..........................................................                $1,815,111,061
                                                                                               ===============


(a) Non-income producing
(b) See Note 6 regarding restricted securities.
(c) See Note 3 regarding investments in the "Sweep Money Fund."
(d) See Note 1(d) regarding securities lending.


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Highlights


FRANKLIN LARGE CAP GROWTH FUND
                                                                                        CLASS A
                                                                        -------------------------------------
                                                                                  YEAR ENDED APRIL 30,
                                                                        -------------------------------------
                                                                            2002         2001         2000(C)
                                                                        -------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................................   $11.53       $14.85       $10.00
                                                                        -------------------------------------
Income from investment operations:
 Net investment loss(a) ...............................................     (.01)        (.05)        (.06)
 Net realized and unrealized gains (losses) ...........................    (2.54)       (3.24)        4.91
                                                                        -------------------------------------
Total from investment operations ......................................    (2.55)       (3.29)        4.85
                                                                        -------------------------------------
Less distributions from:
 Net investment income ................................................       --         (.01)          --(d)
 Net realized gains ...................................................       --         (.02)          --
                                                                        -------------------------------------
Total distributions ...................................................       --         (.03)          --
                                                                        -------------------------------------
Net asset value, end of year ..........................................   $ 8.98       $11.53       $14.85
                                                                        =====================================

Total return(b) ....................................................... (22.12)%     (22.17)%       48.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................................  $50,700      $63,999      $39,402
Ratios to average net assets:
 Expenses .............................................................    1.42%        1.25%        1.23%(e)
 Expenses excluding waiver and payments by affiliate ..................    1.43%        1.27%        1.39%(e)
 Net investment loss ..................................................   (.13)%       (.31)%       (.46)%(e)
Portfolio turnover rate ...............................................  127.60%      106.17%       93.95%


(a) Based on average shares outstanding.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) For the period June 7, 1999 (effective date) to April 30, 2000.
(d) Includes distributions of net investment income in the amount of $.008.
(e) Annualized


FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)


FRANKLIN LARGE CAP GROWTH FUND (CONT.)
                                                                                        CLASS B
                                                                        -------------------------------------
                                                                                  YEAR ENDED APRIL 30,
                                                                        -------------------------------------
                                                                            2002         2001         2000(D)
                                                                        -------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................................   $11.39       $14.77       $10.00
                                                                        -------------------------------------
Income from investment operations:
 Net investment loss(a) ...............................................     (.08)        (.13)        (.13)
 Net realized and unrealized gains (losses) ...........................    (2.50)       (3.23)        4.90
                                                                        -------------------------------------
Total from investment operations ......................................    (2.58)       (3.36)        4.77
                                                                        -------------------------------------
Less distributions from:
 Net investment income ................................................       --           --(c)        --
 Net realized gains ...................................................       --         (.02)          --
                                                                        -------------------------------------
Total distributions ...................................................       --         (.02)          --
                                                                        -------------------------------------
Net asset value, end of year ..........................................   $ 8.81       $11.39       $14.77
                                                                        =====================================

Total return(b) ....................................................... (22.65)%     (22.76)%       47.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................................   $6,843       $8,294       $4,502
Ratios to average net assets:
 Expenses .............................................................    2.07%        1.89%        1.84%(e)
 Expenses excluding waiver and payments by affiliate ..................    2.08%        1.91%        2.00%(e)
 Net investment loss ..................................................   (.81)%       (.94)%      (1.06)%(e)
Portfolio turnover rate ...............................................  127.60%      106.17%       93.95%


(a) Based on average shares outstanding.
(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) Includes distributions of net investment income in the amount of $.003.
(d) For the period June 7, 1999 (effective date) to April 30, 2000.
(e) Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)


FRANKLIN LARGE CAP GROWTH FUND (CONT.)
                                                                                        CLASS C
                                                                        -------------------------------------
                                                                                  YEAR ENDED APRIL 30,
                                                                        -------------------------------------
                                                                            2002         2001         2000(C)
                                                                        -------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ................................       $11.40       $14.77       $10.00
                                                                        -------------------------------------
Income from investment operations:
 Net investment loss(a) ...........................................         (.08)        (.13)        (.14)
 Net realized and unrealized gains (losses) .......................        (2.50)       (3.22)        4.91
                                                                        -------------------------------------
Total from investment operations ..................................        (2.58)       (3.35)        4.77
                                                                        -------------------------------------
Less distributions from net realized gains ........................           --         (.02)          --
                                                                        -------------------------------------
Net asset value, end of year ......................................       $ 8.82       $11.40       $14.77
                                                                        =====================================

Total return(b) ...................................................     (22.63)%     (22.71)%       47.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ...................................      $39,784      $55,071      $35,345
Ratios to average net assets:
 Expenses .........................................................        2.07%        1.89%        1.90%(d)
 Expenses excluding waiver and payments by affiliate ..............        2.08%        1.91%        2.06%(d)
 Net investment loss ..............................................       (.79)%       (.96)%      (1.13)%(d)
Portfolio turnover rate ...........................................      127.60%      106.17%       93.95%


(a) Based on average shares outstanding.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) For the period June 7, 1999 (effective date) to April 30, 2000.
(d) Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)


FRANKLIN LARGE CAP GROWTH FUND (CONT.)
                                                                                        CLASS R
                                                                                    -----------------
                                                                                    APRIL 30, 2002(C)
                                                                                    -----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..............................................     $9.87
                                                                                    -----------------
Income from investment operations:
 Net investment loss(a) ...........................................................      (.03)
 Net realized and unrealized losses ...............................................      (.86)
                                                                                    -----------------
Total from investment operations ..................................................      (.89)
                                                                                    -----------------
Net asset value, end of period ....................................................     $8.98
                                                                                    =================

Total return(b) ...................................................................   (9.02)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .................................................     $139
Ratios to average net assets:
 Expenses .........................................................................     1.57%(d)
 Net investment loss ..............................................................   (1.02)%(d)
Portfolio turnover rate ...........................................................   127.60%

(a) Based on average shares outstanding.
(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) For the period January 1, 2002 (effective date) to April 30, 2002.
(d) Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)


FRANKLIN LARGE CAP GROWTH FUND (CONT.)
                                                                                    ADVISOR CLASS
                                                                        -------------------------------------
                                                                                 YEAR ENDED APRIL 30,
                                                                        -------------------------------------
                                                                            2002         2001         2000(D)
                                                                        -------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ....................................   $11.58       $14.88       $10.00
                                                                        -------------------------------------
Income from investment operations:
 Net investment income (loss)(a) ......................................      .04           --(c)      (.01)
 Net realized and unrealized gains (losses) ...........................    (2.58)       (3.26)        4.91
                                                                        -------------------------------------
Total from investment operations ......................................    (2.54)       (3.26)        4.90
                                                                        -------------------------------------
Less distributions from:
 Net investment income ................................................       --         (.02)        (.02)
 Net realized gains ...................................................       --         (.02)          --
                                                                        -------------------------------------
Total distributions ...................................................       --         (.04)        (.02)
                                                                        -------------------------------------
Net asset value, end of year ..........................................   $ 9.04       $11.58       $14.88
                                                                        =====================================

Total return(b) ....................................................... (21.93)%     (21.95)%       49.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................................  $17,514      $17,771      $19,902
Ratios to average net assets:
 Expenses .............................................................    1.07%         .90%         .90%(e)
 Expenses excluding waiver and payments by affiliate ..................    1.08%         .92%        1.06%(e)
 Net investment income (loss) .........................................     .42%         .01%       (.06)%(e)
Portfolio turnover rate ...............................................  127.60%      106.17%       93.95%


(a) Based on average shares outstanding.
(b) Total return is not annualized for periods less than one year.
(c) Includes net investment income in the amount of $.001.
(d) For the period June 7, 1999 (effective date) to April 30, 2000.
(e) Annualized


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002



  FRANKLIN LARGE CAP GROWTH FUND                                                      SHARES       VALUE
----------------------------------------------------------------------------------------------------------
   COMMON STOCKS 91.9%

   COMMUNICATIONS 1.6%
(a)AT&T Wireless Services Inc. ....................................................    30,000 $    268,500
   SBC Communications Inc. ........................................................    50,000    1,553,000
                                                                                              ------------
                                                                                                1,821,500
                                                                                              ------------
   CONSUMER DURABLES .3%
   Mattel Inc. ....................................................................    15,000      309,600
                                                                                              ------------
   CONSUMER NON-DURABLES 6.7%
   Anheuser-Busch Cos. Inc. .......................................................    10,000      530,000
   Coca-Cola Co. ..................................................................    37,500    2,081,625
   Estee Lauder Cos. Inc., A ......................................................    40,000    1,446,000
   Gillette Co. ...................................................................    15,000      532,200
   PepsiCo Inc. ...................................................................     7,000      363,300
   Philip Morris Cos. Inc. ........................................................    10,000      544,300
   Procter & Gamble Co. ...........................................................    25,000    2,256,500
                                                                                              ------------
                                                                                                 7,753,925
                                                                                              ------------
   CONSUMER SERVICES 7.9%
(a)Clear Channel Communications Inc. ..............................................    13,000      610,350
(a)Comcast Corp., A ...............................................................    49,000    1,310,750
(a)eBay Inc. ......................................................................    22,000    1,168,200
(a)Fox Entertainment Group Inc., A ................................................    48,000    1,132,800
(a)Liberty Media Corp., A .........................................................    22,000      235,400
   McDonald's Corp. ...............................................................    25,000      710,000
(a)Scholastic Corp. ...............................................................     5,000      253,650
(a)Viacom Inc., B .................................................................    43,000    2,025,300
(a)Univision Communications Inc., A ...............................................     9,500      379,620
(a)The Walt Disney Co. ............................................................    55,000    1,274,900
                                                                                              ------------
                                                                                                 9,100,970
                                                                                              ------------
   DISTRIBUTION SERVICES 2.1%
(a)AmeriSourceBergen Corp. ........................................................    17,000    1,317,500
   Cardinal Health Inc. ...........................................................     6,000      415,500
   McKesson Corp. .................................................................    13,000      525,070
   SYSCO Corp. ....................................................................     7,000      203,070
                                                                                              ------------
                                                                                                 2,461,140
                                                                                              ------------
   ELECTRONIC TECHNOLOGY 19.4%
(a)Applied Materials Inc. .........................................................    50,000    1,216,000
(a)Celestica Inc. (Canada) ........................................................    19,000      526,300
(a)Cisco Systems Inc. .............................................................    88,100    1,290,665
(a)Dell Computer Corp. ............................................................    36,000      948,240
(a)EMC Corp. ......................................................................    60,000      548,400
   General Dynamics Corp. .........................................................    13,000    1,262,170
   Intel Corp. ....................................................................    45,400    1,298,894
   International Business Machines Corp. ..........................................    27,000    2,261,520
(a)Intersil Corp. .................................................................    25,000      671,250
(a)KLA-Tencor Corp. ...............................................................    22,500    1,326,825
(a)Lexmark International Inc. .....................................................    40,000    2,391,200


FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)



  FRANKLIN LARGE CAP GROWTH FUND                                                      SHARES       VALUE
----------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)

   ELECTRONIC TECHNOLOGY (CONT.)
   Lockheed Martin Corp. ..........................................................    11,900 $    748,510
(a)Micron Technology Inc. .........................................................    29,000      687,300
   Nokia Corp., ADR (Finland) .....................................................    32,000      520,320
(a)Novellus Systems Inc. ..........................................................    23,900    1,132,860
(a)QUALCOMM Inc. ..................................................................    25,000      754,000
   Raytheon Co. ...................................................................    46,200    1,954,260
(a)Sun Microsystems Inc. ..........................................................    50,000      409,000
   Taiwan Semiconductor Manufacturing Co. Ltd., ADR (Taiwan) ......................    70,000    1,239,000
(a)Xilinx Inc. ....................................................................    31,000    1,170,560
                                                                                              ------------
                                                                                                22,357,274
                                                                                              ------------
   ENERGY MINERALS .5%
   Shell Transport & Trading Co. PLC, ADR (United Kingdom) ........................    12,000      517,800
                                                                                              ------------
   FINANCE 11.5%
   AFLAC Inc. .....................................................................    35,000    1,046,500
   American Express Co. ...........................................................     8,500      348,585
   American International Group Inc. ..............................................     9,000      622,080
   Bank of New York Co. Inc. ......................................................    47,900    1,752,661
   Charles Schwab Corp. ...........................................................   100,000    1,139,000
   Citigroup Inc. .................................................................    44,000    1,905,200
   Fifth Third Bancorp ............................................................    30,000    2,057,700
   Goldman Sachs Group Inc. .......................................................    14,000    1,102,500
   Household International Inc. ...................................................    20,000    1,165,800
   Lehman Brothers Holdings Inc. ..................................................    20,000    1,180,000
   Marsh & McLennan Cos. Inc. .....................................................     3,000      303,240
   North Fork Bancorp. Inc. .......................................................     6,000      231,720
   Wells Fargo & Co. ..............................................................     7,500      383,625
                                                                                              ------------
                                                                                                13,238,611
                                                                                              ------------
   HEALTH SERVICES 2.8%
(a)Tenet Healthcare Corp. .........................................................    40,000    2,934,800
   UnitedHealth Group Inc. ........................................................     3,000      263,430
                                                                                              ------------
                                                                                                 3,198,230
                                                                                              ------------
   HEALTH TECHNOLOGY 15.1%
   Allergan Inc. ..................................................................    14,000      922,740
(a)Amgen Inc. .....................................................................    34,000    1,797,920
   Baxter International Inc. ......................................................    40,000    2,276,000
   Eli Lilly & Co. ................................................................     2,000      132,100
(a)Genentech Inc. .................................................................    17,400      617,700
(a)Genzyme Corp-General Division ..................................................     5,800      237,452
(a)IDEC Pharmaceuticals Corp. .....................................................    18,000      989,100
   Johnson & Johnson ..............................................................     6,500      415,090
(a)King Pharmaceuticals Inc. ......................................................    58,000    1,817,720
(a)MedImmune Inc. .................................................................    30,000    1,002,000
   Medtronic Inc. .................................................................    24,000    1,072,560
   Merck & Co. Inc. ...............................................................     8,000      434,720
   Pfizer Inc. ....................................................................    64,175    2,332,761


FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


  FRANKLIN LARGE CAP GROWTH FUND                                                      SHARES       VALUE
----------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)

   HEALTH TECHNOLOGY (CONT.)
   Pharmacia Corp. .................................................................   54,000 $  2,226,420
(a)Serono SA, ADR (Switzerland) ....................................................   25,000      496,250
(a)Shire Pharmaceuticals Group PLC, ADR (United Kingdom) ...........................   29,000      643,800
                                                                                              ------------
                                                                                                17,414,333
                                                                                              ------------
   INDUSTRIAL SERVICES 1.4%
   GlobalSantaFe Corp. .............................................................   45,000    1,579,050
                                                                                              ------------
   PROCESS INDUSTRIES 1.4%
   Dow Chemical Co. ................................................................   50,000    1,590,000
                                                                                              ------------
   PRODUCER MANUFACTURING 2.1%
   General Electric Co. ............................................................   43,000    1,356,650
(a)Honeywell International Inc. ....................................................    6,000      220,080
(a)United Technologies Corp. .......................................................   10,000      701,700
                                                                                              ------------
                                                                                                 2,278,430
                                                                                              ------------
   RETAIL TRADE 9.2%
(a)Bed Bath & Beyond Inc. ..........................................................   35,000    1,300,950
(a)BJ's Wholesale Club Inc. ........................................................    6,000      267,780
(a)Costco Wholesale Corp. ..........................................................    6,000      241,200
   GAP Inc. ........................................................................   20,000      282,200
   Home Depot Inc. .................................................................   38,000    1,762,060
(a)The Kohl's Corp. ................................................................   16,000    1,179,200
   Radioshack Corp. ................................................................   20,000      624,000
(a)Safeway Inc. ....................................................................   22,500      943,875
   Tiffany & Co. ...................................................................   35,000    1,391,250
   Wal-Mart Stores Inc. ............................................................   47,000    2,625,420
                                                                                              ------------
                                                                                                10,617,935
                                                                                              ------------
   TECHNOLOGY SERVICES 9.9%
   Accenture Ltd., A ( Bermuda) ....................................................   95,200    2,041,088
   Adobe Systems Inc. ..............................................................   12,000      479,520
(a)Affiliated Computer Services Inc., A ............................................   40,000    2,162,800
   Concord EFS Inc. ................................................................   96,000    3,035,895
   Electronic Data Systems Corp. ...................................................    5,000      271,300
   Microsoft Corp. .................................................................   46,000    2,403,960
   Oracle Corp. ....................................................................   80,000      803,200
   VERITAS Software Corp. ..........................................................    7,500      212,550
                                                                                              ------------
                                                                                                11,410,313
                                                                                              ------------
   TOTAL COMMON STOCKS (COST $104,380,083) .........................................           105,649,111
                                                                                              ------------


FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)



  FRANKLIN LARGE CAP GROWTH FUND                                                      SHARES       VALUE
-----------------------------------------------------------------------------------------------------------
(b)SHORT TERM INVESTMENTS 8.4%

   Franklin Institutional Fiduciary Trust Money Market Portfolio
    (COST $9,609,033) ............................................................  9,609,033 $  9,609,033
                                                                                              -------------

   TOTAL INVESTMENTS (COST $113,989,116) 100.3% ..................................             115,258,144
   OTHER ASSETS, LESS LIABILITIES (.3)% ..........................................                (278,095)
                                                                                              -------------
   NET ASSETS 100.0% .............................................................            $114,980,049
                                                                                              =============


(a) Non-income producing
(b) See Note 3 regarding investments in the "Sweep Money Fund."


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Highlights


FRANKLIN SMALL CAP GROWTH FUND II
                                                                                              CLASS A
                                                                                   -------------------------
                                                                                        YEAR ENDED APRIL 30,
                                                                                   -------------------------
                                                                                         2002         2001
                                                                                   -------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...............................................     $10.27       $10.00
                                                                                   -------------------------
Income from investment operations:
 Net investment loss(a) ..........................................................       (.06)        (.04)
 Net realized and unrealized gains (losses) ......................................       (.42)         .31
                                                                                   -------------------------
Total from investment operations .................................................       (.48)         .27
                                                                                   -------------------------
Net asset value, end of year .....................................................     $ 9.79       $10.27
                                                                                   =========================

Total return(b) ..................................................................    (4.67)%        2.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................................. $1,076,341     $456,452
Ratios to average net assets:
 Expenses ........................................................................      1.21%        1.32%
 Net investment loss .............................................................     (.63)%       (.36)%
Portfolio turnover rate ..........................................................     41.31%       74.97%


(a) Based on average shares outstanding.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)


FRANKLIN SMALL CAP GROWTH FUND II (CONT.)
                                                                                             CLASS B
                                                                                     -----------------------
                                                                                        YEAR ENDED APRIL 30,
                                                                                     -----------------------
                                                                                         2002         2001
                                                                                     -----------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................................................   $10.20       $10.00
                                                                                     -----------------------
Income from investment operations:
 Net investment loss(a) ............................................................     (.12)        (.11)
 Net realized and unrealized gains (losses) ........................................     (.42)         .31
                                                                                     -----------------------
Total from investment operations ...................................................     (.54)         .20
                                                                                     -----------------------
Net asset value, end of year .......................................................   $ 9.66       $10.20
                                                                                     =======================
Total return(b) ....................................................................  (5.29)%        2.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................................... $145,217     $104,640
Ratios to average net assets:
 Expenses ..........................................................................    1.86%        1.97%
 Net investment loss ...............................................................  (1.26)%      (1.03)%
Portfolio turnover rate ............................................................   41.31%       74.97%

(a) Based on average shares outstanding.
(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)


FRANKLIN SMALL CAP GROWTH FUND II (CONT.)
                                                                                              CLASS C
                                                                                     -----------------------
                                                                                        YEAR ENDED APRIL 30,
                                                                                     -----------------------
                                                                                         2002         2001
                                                                                     -----------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................................................   $10.21       $10.00
                                                                                     -----------------------
Income from investment operations:
 Net investment loss(a) ............................................................     (.12)        (.11)
 Net realized and unrealized gains (losses) ........................................     (.42)         .32
                                                                                     -----------------------
Total from investment operations ...................................................     (.54)         .21
                                                                                     -----------------------
Net asset value, end of year .......................................................   $ 9.67       $10.21
                                                                                     =======================

Total return(b) ....................................................................  (5.29)%        2.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................................... $249,188     $158,053
Ratios to average net assets:
 Expenses ..........................................................................    1.86%        1.97%
 Net investment loss ...............................................................  (1.26)%      (1.03)%
Portfolio turnover rate ............................................................   41.31%       74.97%


(a) Based on average shares outstanding.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)


FRANKLIN SMALL CAP GROWTH FUND II (CONT.)
                                                                                       CLASS R
                                                                                   -----------------
                                                                                   APRIL 30, 2002(C)
                                                                                   -----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .............................................      $9.88
                                                                                   -----------------
Income from investment operations:
 Net investment loss(a) ..........................................................       (.03)
 Net realized and unrealized losses ..............................................       (.06)
                                                                                   -----------------
Total from investment operations .................................................       (.09)
                                                                                   -----------------
Net asset value, end of period ...................................................      $9.79
                                                                                   =================

Total return(b) ..................................................................     (.91)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ................................................       $492
Ratios to average net assets:
 Expenses ........................................................................      1.36%(d)
 Net investment loss .............................................................    (1.05)%(d)
Portfolio turnover rate ..........................................................     41.31%


(a) Based on average shares outstanding.
(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) For the period January 1, 2002 (effective date) to April 30, 2002.
(d) Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)


FRANKLIN SMALL CAP GROWTH FUND II (CONT.)
                                                                                           ADVISOR CLASS
                                                                                     -----------------------
                                                                                        YEAR ENDED APRIL 30,
                                                                                     -----------------------
                                                                                         2002         2001
                                                                                     -----------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................................................   $10.31       $10.00
                                                                                     -----------------------
Income from investment operations:
 Net investment loss(a) ............................................................     (.03)        (.01)
 Net realized and unrealized gains (losses) ........................................     (.42)         .32
                                                                                     -----------------------
Total from investment operations ...................................................     (.45)         .31
                                                                                     -----------------------
Net asset value, end of year .......................................................   $ 9.86       $10.31
                                                                                     =======================

Total return(b) ....................................................................  (4.36)%        3.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .................................................... $157,653      $55,606
Ratios to average net assets:
 Expenses ..........................................................................     .86%         .97%
 Net investment loss ...............................................................   (.28)%       (.05)%
Portfolio turnover rate ............................................................   41.31%       74.97%


(a) Based on average shares outstanding.
(b) Total return is not annualized for periods less than one year.


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002


                                                                                    SHARES/
  FRANKLIN SMALL CAP GROWTH FUND II                                                WARRANTS          VALUE
-------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS 83.7%

   COMMERCIAL SERVICES 5.1%
(a)Administaff Inc. .............................................................    850,000   $   19,507,500
(a)CDI Corp. ....................................................................    105,000        3,069,150
(a)DigitalThink Inc. ............................................................    650,000          663,000
(a)Heidrick & Struggles International Inc. ......................................    380,000        7,858,400
   John H. Harland Co. ..........................................................    135,300        4,072,530
(a)Maximus Inc. .................................................................    400,000       12,400,000
(a)ProBusiness Services Inc. ....................................................    800,800       15,711,696
(a)Resources Connection Inc. ....................................................    545,300       14,472,262
(a)Smartforce PLC, ADR (United Kingdom) .........................................    717,300        4,625,868
                                                                                               --------------
                                                                                                   82,380,406
                                                                                               --------------
   CONSUMER SERVICES 5.0%
(a,b)Acme Communications Inc. ...................................................    865,000        9,298,750
(a)AMC Entertainment Inc. .......................................................     79,000        1,145,500
(a)Argosy Gaming Co. ............................................................    114,900        4,136,400
(a)CEC Entertainment Inc. .......................................................    200,600        9,267,720
(a)Entravision Communications Corp. .............................................  1,200,000       17,400,000
   Four Seasons Hotels Inc. (Canada) ............................................    130,000        6,493,500
(a)Jack in the Box Inc. .........................................................    345,000       11,015,850
(a)Princeton Review Inc. ........................................................    222,500        1,579,750
(a)Sinclair Broadcast Group Inc., A .............................................    525,000        7,008,750
(a)Station Casinos Inc. .........................................................    799,800       14,796,300
                                                                                               --------------
                                                                                                   82,142,520
                                                                                               --------------
   ELECTRONIC TECHNOLOGY 24.7%
(a)Advanced Digital Information Corp. ...........................................    577,500        5,197,500
(a)Advanced Energy Industries Inc. ..............................................    750,000       26,100,000
(a)Advanced Fibre Communications Inc. ...........................................  1,160,000       20,578,400
(a)Anaren Microwave Inc. ........................................................    796,800       10,063,584
(a)Avocent Corp. ................................................................    849,999       21,249,975
(a,b)Catapult Communications Corp. ..............................................    700,000       17,542,000
(a)Cognex Corp. .................................................................    472,800       11,654,520
(a)Credence Systems Corp. .......................................................    700,000       14,168,000
(a)Cymer Inc. ...................................................................    375,000       17,726,250
(a)DDI Corp. ....................................................................  1,691,000       10,179,820
(a)Electro Scientific Industries Inc. ...........................................    634,500       19,073,070
(a)EMCORE Corp. .................................................................    500,000        4,425,000
(a)Integrated Circuit Systems Inc. ..............................................  1,210,000       24,079,000
(a)Intersil Corp. ...............................................................    250,000        6,712,500
(a)Ixia .........................................................................    607,900        5,227,940
(a)Merix Corp. ..................................................................    403,600        6,748,192
(a)Nanometrics Inc. .............................................................     33,900          641,727
(a)Oak Technology Inc. ..........................................................    505,000        7,186,150
(a)ONI Systems Corp. ............................................................    399,600        2,089,908
   Park Electrochemical Corp. ...................................................    170,000        5,142,500
(a)Pericom Semiconductor Corp. ..................................................     65,300          931,831
(a)Plexus Corp. .................................................................    600,000       14,994,000


FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                    SHARES/
  FRANKLIN SMALL CAP GROWTH FUND II                                                WARRANTS          VALUE
-------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS (CONT.)

   ELECTRONIC TECHNOLOGY (CONT.)
(a)Powerwave Technologies Inc. ..................................................    931,600   $   11,123,304
(a,b)Rudolph Technologies Inc. ..................................................    907,300       27,672,650
(a)Semtech Corp. ................................................................    700,000       22,386,000
(a)Sierra Wireless Inc. (Canada) ................................................    735,200        6,609,448
(a)Sirenza Microdevices Inc. ....................................................    700,000        3,458,000
(a)Technitrol Inc. ..............................................................    300,800        7,640,320
(a)Trimble Navigation Ltd. ......................................................    500,000        8,295,000
(a)TTM Technologies Inc. ........................................................    350,000        2,876,650
(a)Varian Semiconductor Equipment Associates Inc. ...............................  1,275,000       59,568,000
(a)Xicor Inc. - Private Placement, wts., A, 11/19/06 ............................    387,701        1,225,909
                                                                                               --------------
                                                                                                  402,567,148
                                                                                               --------------
(a)ENERGY MINERALS 4.5%
   Chesapeake Energy Corp. ......................................................    900,000        7,695,000
   Petroquest Energy Inc. .......................................................  1,102,000        7,482,580
   Spinnaker Exploration Co. ....................................................    350,000       14,997,500
   Stone Energy Corp. ...........................................................    775,000       32,860,000
   Swift Energy Co. .............................................................    575,000       10,907,750
                                                                                               --------------
                                                                                                   73,942,830
                                                                                               --------------
   FINANCE 4.6%
   Amerus Group Co. .............................................................    300,000       11,304,000
(a)Blackrock Inc. ...............................................................    170,000        7,820,000
   Doral Financial Corp. ........................................................     74,000        2,585,560
   Investors Financial Services Corp. ...........................................    109,000        8,026,760
   IPC Holdings Ltd. (Bermuda) ..................................................    174,900        5,964,090
(a)Jones Lang Lasalle Inc. ......................................................    270,000        6,037,200
(a)Knight Trading Group Inc. ....................................................    650,000        3,646,500
(a)NCO Group Inc. ...............................................................    165,000        4,593,600
   Reinsurance Group of America Inc. ............................................    550,000       17,765,000
(a)Silicon Valley Bancshares ....................................................    150,000        4,792,500
   Vesta Insurance Group Inc. ...................................................    550,000        2,513,500
                                                                                               --------------
                                                                                                   75,048,710
                                                                                               --------------
   HEALTH TECHNOLOGY 2.7%
   Alpharma Inc., A .............................................................  1,000,000       17,100,000
(a)Ortec International Inc. .....................................................    416,444        1,619,967
(a)Titan Pharmaceuticals Inc. ...................................................    365,600        2,285,000
(a)Varian Medical Systems Inc. ..................................................    540,000       23,409,000
                                                                                               --------------
                                                                                                   44,413,967
                                                                                               --------------
(a)INDUSTRIAL SERVICES 3.7%
   Cal Dive International Inc. ..................................................    600,000       15,540,000
   FMC Technologies Inc. ........................................................    515,916       11,737,089
   Headwaters Inc. ..............................................................     71,000        1,263,800
   Patterson UTI Energy Inc. ....................................................    730,000       23,360,000


FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                    SHARES/
  FRANKLIN SMALL CAP GROWTH FUND II                                                WARRANTS          VALUE
-------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS (CONT.)

(a)INDUSTRIAL SERVICES (CONT.)
   Superior Energy Services Inc. ................................................    500,000   $    5,580,000
(b)US Liquids Inc. ..............................................................  1,003,400        3,010,200
                                                                                               --------------
                                                                                                   60,491,089
                                                                                               --------------
   NON-ENERGY MINERALS 2.1%
(a)Cleveland Cliffs Inc. ........................................................    350,000        9,450,000
   Reliance Steel & Aluminum Co. ................................................    390,000       12,577,500
(a)Stillwater Mining Co. ........................................................    740,000       12,987,000
                                                                                               --------------
                                                                                                   35,014,500
                                                                                               --------------
   PROCESS INDUSTRIES 5.6%
   Bunge Ltd. ...................................................................    476,200       10,533,544
(a)CUNO Inc. ....................................................................    249,900        8,806,476
(a)FMC Corp. ....................................................................    300,000       11,610,000
   Minerals Technologies Inc. ...................................................    367,100       18,355,000
   Nova Chemicals Corp. (Canada) ................................................    900,000       20,871,000
(a)Pactiv Corp. .................................................................    630,000       13,022,100
   Solutia Inc. .................................................................  1,000,000        8,360,000
                                                                                               --------------
                                                                                                   91,558,120
                                                                                               --------------
   PRODUCER MANUFACTURING 9.6%
   C&D Technologies Inc. ........................................................    450,000       10,350,000
   Crane Co. ....................................................................    450,000       12,411,000
(a)Gentex Corp. .................................................................    717,500       22,716,050
(a)Mettler-Toledo International Inc. (Switzerland) ..............................    450,000       17,302,500
   Milacron Inc. ................................................................    550,000        7,287,500
   Oshkosh Truck Corp. ..........................................................    200,000       11,384,000
   Pentair Inc. .................................................................    409,900       19,904,744
(a)Power-One Inc. ...............................................................  1,100,000        9,196,000
   Roper Industries Inc. ........................................................    170,300        7,832,097
(a)Varian Inc. ..................................................................    700,000       23,618,000
(a)Wilson Greatbatch Technologies Inc. ..........................................    525,000       13,781,250
                                                                                               --------------
                                                                                                 155,783,141
                                                                                               --------------
   REAL ESTATE .4%
   Colonial Properties Trust ....................................................    200,000        7,276,000
                                                                                               --------------

(a)RETAIL TRADE 1.3%
   Charming Shoppes Inc. ........................................................    350,000        3,024,000
   Cost Plus Inc. ...............................................................    354,000       10,425,300
   Great Atlantic & Pacific Tea Co. Inc. ........................................     67,300        1,724,226
   Linens 'n Things Inc. ........................................................    172,000        5,968,400
                                                                                               --------------
                                                                                                   21,141,926
                                                                                               --------------
   TECHNOLOGY SERVICES 9.0%
(a)Ascential Software Corp. .....................................................  1,082,000        3,722,080
(a)Aspen Technology Inc. ........................................................    425,612        5,767,043
(a)Bindview Development Corp. ...................................................    750,000        1,125,000



FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                    SHARES/
  FRANKLIN SMALL CAP GROWTH FUND II                                                WARRANTS          VALUE
-------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS (CONT.)

   TECHNOLOGY SERVICES (CONT.)
(a)Borland Software Corp. ......................................................     470,000    $   5,123,000
(a)Brio Software Inc. ..........................................................   1,000,000        2,149,000
(a)Entrust Inc. ................................................................   1,307,200        5,477,168
(a)HNC Software Inc. ...........................................................     650,000       12,428,000
(a)Informatica Corp. ...........................................................     900,000        7,137,000
(a)Inforte Corp. ...............................................................     499,874        5,943,502
   Jack Henry & Associates Inc. ................................................     800,000       18,624,000
(a)Keane Inc. ..................................................................     700,000       10,948,000
(a)Lawson Software Inc. ........................................................     400,000        3,404,000
(a)MatrixOne Inc. ..............................................................     342,500        2,363,250
(a)Micromuse Inc. ..............................................................     800,000        6,528,000
(a)National Instruments Corp. ..................................................     746,800       28,699,524
(a)Pegasus Solutions Inc. ......................................................     377,200        7,306,364
(a)Precise Software Solutions Ltd. (Israel) ....................................     377,400        4,959,036
(a)Sapient Corp. ...............................................................     885,500        4,321,240
(a)Verity Inc. .................................................................     321,000        4,282,140
(a)webMethods Inc. .............................................................     399,300        5,941,584
                                                                                               --------------
                                                                                                  146,248,931
                                                                                               --------------
   TRANSPORTATION 4.4%
   Airborne Inc. ...............................................................     340,000        7,051,600
(a)Atlantic Coast Airlines Holdings Inc. .......................................     830,000       18,135,500
(a)Forward Air Corp. ...........................................................   1,050,000       28,528,500
(a)Knight Transportation Inc. ..................................................     161,000        3,253,810
(a)Landstar System Inc. ........................................................      99,825        9,772,868
(a)UAL Corp. ...................................................................     309,400        4,359,445
                                                                                               --------------
                                                                                                   71,101,723
                                                                                               --------------
   UTILITIES 1.0%
   Energen Corp. ...............................................................     550,000       15,482,500
                                                                                               --------------
   TOTAL COMMON STOCKS AND WARRANTS (COST $1,328,658,213) ......................                1,364,593,511
                                                                                               --------------
(a,c)PREFERRED STOCK
   Micro Photonix Integration Corp., pfd., C (COST $600,888) ...................      95,148               --
                                                                                               --------------


                                                                                   PRINCIPAL
                                                                                    AMOUNT
                                                                                   ---------
   CONVERTIBLE BONDS .9%
   Xicor Inc., cvt., 144A, 5.50%, 11/19/06 (COST $13,129,327) .................. $14,500,000       14,652,250
                                                                                               --------------
   TOTAL LONG TERM INVESTMENTS (COST $1,342,388,428) ...........................                1,379,245,761
                                                                                               --------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)



  FRANKLIN SMALL CAP GROWTH FUND II                                                 SHARES        VALUE
--------------------------------------------------------------------------------------------------------------
(d)SHORT TERM INVESTMENTS 15.9%

   Franklin Institutional Fiduciary Trust Money Market Portfolio
    (COST $258,400,436) ........................................................ 258,400,436   $  258,400,436
                                                                                               ---------------
   TOTAL INVESTMENTS (COST $1,600,788,864) 100.5% ..............................                1,637,646,197
   OTHER ASSETS, LESS LIABILITIES (.5)% ........................................                   (8,755,400)
                                                                                               ---------------
   NET ASSETS 100.0% ...........................................................               $1,628,890,797
                                                                                               ===============


(a) Non-income producing
(b) See Note 7 regarding holdings of 5% voting securities.
(c) See Note 6 regarding restricted securities.
(d) See Note 3 regarding investments in the "Sweep Money Fund."


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Highlights


FRANKLIN SMALL-MID CAP GROWTH FUND
                                                                                        CLASS A
                                                         ---------------------------------------------------------------
                                                                                  YEAR ENDED APRIL 30,
                                                         ---------------------------------------------------------------
                                                               2002         2001         2000         1999         1998
                                                         ---------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................     $34.15       $45.48       $24.65       $25.93       $18.96
                                                         ---------------------------------------------------------------
Income from investment operations:
 Net investment income (loss)(a) .......................       (.06)         .12          .09          .06          .07
 Net realized and unrealized gains (losses) ............      (5.16)      (10.98)       21.04        (1.02)        7.92
                                                         ---------------------------------------------------------------
Total from investment operations .......................      (5.22)      (10.86)       21.13         (.96)        7.99
                                                         ---------------------------------------------------------------
Less distributions from:
 Net investment income .................................       (.08)        (.24)        (.04)        (.14)        (.09)
 Net realized gains ....................................         --         (.23)        (.26)        (.18)        (.93)
                                                         ---------------------------------------------------------------
Total distributions ....................................       (.08)        (.47)        (.30)        (.32)       (1.02)
                                                         ---------------------------------------------------------------
Net asset value, end of year ...........................     $28.85       $34.15       $45.48       $24.65       $25.93
                                                         ===============================================================

Total return(b) ........................................   (15.28)%     (24.00)%       85.97%      (3.44)%       43.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................ $7,784,125   $9,606,125  $11,199,559   $4,251,284   $3,957,972
Ratios to average net assets:
 Expenses ..............................................       .89%         .86%         .85%         .94%         .89%
 Net investment income (loss) ..........................     (.18)%         .29%         .24%         .30%         .32%
Portfolio turnover rate ................................     47.38%       27.23%       24.67%       46.73%       42.97%


(a) Based on average shares outstanding effective year ended April 30, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)


FRANKLIN SMALL-MID CAP GROWTH FUND (CONT.)
                                                                                        CLASS C
                                                           -------------------------------------------------------------
                                                                                  YEAR ENDED APRIL 30,
                                                           -------------------------------------------------------------
                                                               2002         2001         2000         1999         1998
                                                           -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................   $33.41       $44.58       $24.32       $25.59       $18.78
                                                           -------------------------------------------------------------
Income from investment operations:
 Net investment loss(a) ..................................     (.27)        (.19)        (.19)        (.09)        (.02)
 Net realized and unrealized gains (losses) ..............    (5.05)      (10.75)       20.71        (1.00)        7.76
                                                           -------------------------------------------------------------
Total from investment operations .........................    (5.32)      (10.94)       20.52        (1.09)        7.74
                                                           -------------------------------------------------------------
Less distributions from net realized gains ...............       --         (.23)        (.26)        (.18)        (.93)
                                                           -------------------------------------------------------------
Net asset value, end of year .............................   $28.09       $33.41       $44.58       $24.32       $25.59
                                                           =============================================================

Total return(b) .......................................... (15.92)%     (24.61)%       84.58%      (4.08)%       42.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................... $948,940   $1,263,169   $1,667,870     $764,715     $731,707
Ratios to average net assets:
 Expenses ................................................    1.64%        1.61%        1.60%        1.69%        1.64%
 Net investment loss .....................................   (.92)%       (.45)%       (.52)%       (.44)%       (.42)%
Portfolio turnover rate ..................................   47.38%       27.23%       24.67%       46.73%       42.97%


(a) Based on average shares outstanding effective year ended April 30, 2000.
(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)


FRANKLIN SMALL-MID CAP GROWTH FUND (CONT.)
                                                                                        CLASS R
                                                                                    -----------------
                                                                                    APRIL 30, 2002(C)
                                                                                    -----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........................................       $31.16
                                                                                    -----------------
Income from investment operations:
 Net investment loss(a) ........................................................         (.12)
 Net realized and unrealized losses ............................................        (2.23)
                                                                                    -----------------
Total from investment operations ...............................................        (2.35)
                                                                                    -----------------
Net asset value, end of period .................................................       $28.81
                                                                                    =================

Total return(b) ................................................................      (7.54)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............................................       $1,253
Ratios to average net assets:
 Expenses ......................................................................        1.14%(d)
 Net investment loss ...........................................................      (1.26)%(d)
Portfolio turnover rate ........................................................       47.38%


(a) Based on average shares outstanding.
(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
(c) For the period January 1, 2002 (effective date) to April 30, 2002.
(d) Annualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)


FRANKLIN SMALL-MID CAP GROWTH FUND (CONT.)
                                                                                   ADVISOR CLASS
                                                           -------------------------------------------------------------
                                                                               YEAR ENDED APRIL 30,
                                                           -------------------------------------------------------------
                                                               2002         2001         2000         1999         1998
                                                           -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................   $34.37       $45.74       $24.73       $26.01       $18.97
                                                           -------------------------------------------------------------
Income from investment operations:
 Net investment income(a) ................................      .02          .23          .18          .10          .09
 Net realized and unrealized gains (losses) ..............    (5.20)      (11.06)       21.15        (1.00)        8.01
                                                           -------------------------------------------------------------
Total from investment operations .........................    (5.18)      (10.83)       21.33         (.90)        8.10
                                                           -------------------------------------------------------------
Less distributions from:
 Net investment income ...................................     (.19)        (.31)        (.06)        (.20)        (.13)
 Net realized gains ......................................       --         (.23)        (.26)        (.18)        (.93)
                                                           -------------------------------------------------------------
Total distributions ......................................     (.19)        (.54)        (.32)        (.38)       (1.06)
                                                           -------------------------------------------------------------
Net asset value, end of year .............................   $29.00       $34.37       $45.74       $24.73       $26.01
                                                           =============================================================

Total return(b) .......................................... (15.10)%     (23.83)%       86.43%      (3.12)%       43.68%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .......................... $321,921     $357,832     $436,864     $168,055     $118,683
Ratios to average net assets:
 Expenses ................................................     .64%         .61%         .60%         .69%         .64%
 Net investment income ...................................     .05%         .54%         .49%         .56%         .58%
Portfolio turnover rate ..................................   47.38%       27.23%       24.67%       46.73%       42.97%



(a) Based on average shares outstanding effective year ended April 30, 2000.
(b) Total return is not annualized for periods less than one year.


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002



   FRANKLIN SMALL-MID CAP GROWTH FUND                                               SHARES           VALUE
------------------------------------------------------------------------------------------------------------
   COMMON STOCKS 91.4%

   COMMERCIAL SERVICES 3.5%
(a)Answerthink Inc. ...........................................................   1,000,000   $    6,450,000
(a)Corporate Executive Board Co. ..............................................     559,800       21,272,400
(a)DoubleClick Inc. ...........................................................   3,464,900       26,887,624
(a)Interep National Radio Sales Inc. ..........................................     213,400          766,106
(a)Lamar Advertising Co., A ...................................................   1,065,000       45,720,450
(a)Learning Tree International Inc. ...........................................   1,064,000       25,748,800
(a)Maximus Inc. ...............................................................     500,900       15,527,900
   Moody's Corp. ..............................................................   1,100,000       47,938,000
(a)ProBusiness Services Inc. ..................................................   1,062,200       20,840,364
(a)Robert Half International Inc. .............................................     606,700       15,931,942
(a)Sabre Holdings Corp., A ....................................................     267,500       12,438,750
(a)Sungard Data Systems Inc. ..................................................   1,000,000       29,760,000
(a)TMP Worldwide Inc. .........................................................   1,515,200       45,713,584
                                                                                              --------------
                                                                                                 314,995,920
                                                                                              --------------
   COMMUNICATIONS 1.1%
(a,b)Alaska Communications Systems Holdings Inc. ..............................   2,411,700       15,434,880
(a)AT&T Wireless Services Inc. ................................................   4,112,550       36,807,323
(a)Broadwing Inc. .............................................................   1,000,000        6,600,000
   CenturyTel Inc. ............................................................   1,400,000       38,780,000
                                                                                              --------------
                                                                                                  97,622,203
                                                                                              --------------
(a)CONSUMER DURABLES .5%
   DR Horton Inc. .............................................................      66,500        1,715,700
   NVR Inc. ...................................................................     109,200       40,376,700
                                                                                              --------------
                                                                                                  42,092,400
                                                                                              --------------
   CONSUMER NON-DURABLES 2.3%
   Adolph Coors Co., B ........................................................   1,400,000       93,590,000
(a)Dean Foods Inc. ............................................................     753,000       27,876,060
   Estee Lauder Cos. Inc., A ..................................................     908,900       32,856,735
(a)Jones Apparel Group Inc. ...................................................     629,100       24,503,445
   Wolverine World Wide Inc. ..................................................   1,575,500       28,390,510
                                                                                              --------------
                                                                                                 207,216,750
                                                                                              --------------
(a)CONSUMER SERVICES 4.9%
   Brinker International Inc. .................................................     582,700       20,068,188
   DeVry Inc. .................................................................   1,064,800       28,206,552
   Entercom Communications Corp. ..............................................     683,000       35,686,750
   Entravision Communications Corp. ...........................................   2,801,300       40,618,850
   Foveon Inc. Private Co., 144A ..............................................   1,792,573       13,999,995
(b)Hispanic Broadcasting Corp., A .............................................   4,023,300      107,904,906
   Insight Communications Co. Inc., A .........................................   2,433,249       37,739,692
   Jack in the Box Inc. .......................................................   1,299,700       41,499,421
   Mediacom Communications Corp., A ...........................................   2,711,400       27,114,000
   Radio One Inc. .............................................................     704,100       15,771,840
   Radio One Inc., D ..........................................................     774,700       16,578,580


FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)



   FRANKLIN SMALL-MID CAP GROWTH FUND                                               SHARES           VALUE
------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)

(a)CONSUMER SERVICES (CONT.)
   Ticketmaster Inc., B .......................................................   1,500,000   $   35,295,000
   Univision Communications Inc., A ...........................................     558,900       22,333,644
                                                                                              --------------
                                                                                                 442,817,418
                                                                                              --------------
   DISTRIBUTION SERVICES 1.9%
   AmerisourceBergen Corp. ....................................................   1,018,600       78,941,500
(a)Andrx Group ................................................................   1,060,000       47,933,200
(a)Aramark Corp., B ...........................................................     692,500       19,182,250
(a)Performance Food Group Co. .................................................     730,000       26,302,630
                                                                                              --------------
                                                                                                 172,359,580
                                                                                              --------------
   ELECTRONIC TECHNOLOGY 22.6%
(a)Advanced Energy Industries Inc. ............................................   1,285,500       44,735,400
(a)Advanced Fibre Communications Inc. .........................................   1,173,100       20,810,794
(a)Aeroflex Inc. ..............................................................   1,174,000       16,412,520
(a)Agere Systems Inc., A ......................................................  14,300,000       60,632,000
(a)Agilent Technologies Inc. ..................................................     465,800       13,997,290
(a,b)Alpha Industries Inc. ....................................................   2,419,200       29,635,200
(a)Altera Corp. ...............................................................   1,700,000       34,952,000
(a)ARM Holdings PLC, ADR (United Kingdom) .....................................   3,726,800       36,149,960
(a)Avocent Corp. ..............................................................   1,242,236       31,055,900
(a)Celestica Inc. (Canada) ....................................................     937,500       25,968,750
(a)CIENA Corp. ................................................................   4,515,300       33,819,597
(a)Cirrus Logic Inc. ..........................................................   2,097,500       25,484,625
(a)Coherent Inc. ..............................................................   1,250,000       38,250,000
(a)Credence Systems Corp. .....................................................   1,113,900       22,545,336
   Diebold Inc. ...............................................................   1,100,000       41,602,000
(a)DMC Stratex Networks Inc. ..................................................   1,151,000        4,834,200
   Embraer-Empresa Brasileira de Aeronautica SA, ADR (Brazil) .................     303,600        6,991,908
(a)EMCORE Corp. ...............................................................   1,579,500       13,978,575
(a)Flextronics International Ltd. (Singapore) .................................   2,969,630       41,129,376
(a)Gemstar-TV Guide International Inc. ........................................   1,558,400       13,963,264
(a)Integrated Circuit Systems Inc. ............................................   3,152,000       62,724,800
(a)Integrated Device Technology Inc. ..........................................     900,000       25,236,000
(a)Intersil Corp. .............................................................   2,298,500       61,714,725
(a)Jabil Circuit Inc. .........................................................   1,800,000       36,738,000
(a)KLA-Tencor Corp. ...........................................................   1,100,000       64,867,000
(a)L-3 Communications Holdings Inc. ...........................................     641,900       82,021,982
(a)Lam Research Corp. .........................................................   3,082,900       79,107,214
(a)Lexmark International Inc. .................................................   1,050,000       62,769,000
(a)Micrel Inc. ................................................................   4,010,000       88,019,500
(a)Microchip Technology Inc. ..................................................     600,000       26,700,000
   Mirapoint Inc., 144A .......................................................     682,128          784,447
(a)Nanometrics Inc. ...........................................................     128,900        2,440,077
(a)Network Appliance Inc. .....................................................   3,900,000       68,055,000
(a)Novellus Systems Inc. ......................................................   2,375,100      112,579,740
(a)ONI Systems Corp. ..........................................................   4,989,400       26,094,562
   PerkinElmer Inc. ...........................................................   2,052,192       26,268,058


FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)



   FRANKLIN SMALL-MID CAP GROWTH FUND                                               SHARES           VALUE
------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)

   ELECTRONIC TECHNOLOGY (CONT.)
(a)PMC-Sierra Inc. (Canada) ...................................................   3,260,828   $   50,738,484
(a)Polycom Inc. ...............................................................   1,949,100       40,190,442
(a)QLogic Corp. ...............................................................   1,606,200       73,419,402
(a)Sanmina-Sci Corp. ..........................................................   1,523,400       15,843,360
(a)Semtech Corp. ..............................................................   1,631,200       52,165,776
(a)Silicon Laboratories Inc. ..................................................     540,200       15,968,312
(a)Synopsys Inc. ..............................................................   1,918,300       86,534,513
(a)Tekelec ....................................................................   1,823,300       19,290,514
(a,b)Tektronix Inc. ...........................................................   5,438,200      119,640,400
(a)Thermo Electron Corp. ......................................................   3,000,000       56,700,000
(a)The Titan Corp. ............................................................     891,700       20,384,262
(a)Triquint Semiconductor Inc. ................................................   1,396,100       14,156,454
(a)Varian Semiconductor Equipment Associates Inc. .............................     782,000       36,535,040
(a)Veeco Instruments Inc. .....................................................     474,083       14,047,079
(a)Waters Corp. ...............................................................   1,791,300       48,275,535
                                                                                              --------------
                                                                                               2,046,958,373
                                                                                              --------------
   ENERGY MINERALS 3.0%
(a)Chesapeake Energy Corp. ....................................................   2,076,900       17,757,495
   Devon Energy Corp. .........................................................   1,050,088       51,779,839
(a)Forest Oil Corp. ...........................................................   1,010,500       31,830,750
(a)Newfield Exploration Co. ...................................................   1,500,000       56,775,000
(a)Pure Resources Inc. ........................................................     668,450       15,775,420
(a)Spinnaker Exploration Co. ..................................................     600,000       25,710,000
(a)Stone Energy Corp. .........................................................     566,374       24,014,258
(a)Swift Energy Co. ...........................................................   1,326,366       25,161,163
(a)Tom Brown Inc. .............................................................     879,900       25,517,100
                                                                                              --------------
                                                                                                 274,321,025
                                                                                              --------------
   FINANCE 9.2%
   A.G. Edwards Inc. ..........................................................     300,000       12,276,000
(a)Affiliated Managers Group Inc. .............................................     150,000        9,540,000
   Allied Capital Corp. .......................................................     871,500       22,746,150
(a)AmeriCredit Corp. ..........................................................     520,000       20,186,400
   Avalonbay Communities Inc. .................................................     637,000       30,365,790
(a)Bank United Corp. ..........................................................   1,000,000           90,000
   Boston Properties Inc. .....................................................     593,850       23,148,273
   City National Corp. ........................................................     327,900       18,116,475
   Commerce Bancorp Inc. ......................................................     370,800       18,313,812
(a)E*TRADE Group Inc. .........................................................     272,000        2,050,880
   Federated Investors Inc., B ................................................   3,383,400      108,471,804
(a)Investment Technology Group Inc. ...........................................     716,812       32,973,352
   Investors Financial Services Corp. .........................................      25,600        1,885,184
(a)Knight Trading Group Inc. ..................................................   1,570,100        8,808,261
(a)Labranche & Co. Inc. .......................................................   1,676,400       45,933,360
   Metris Cos. Inc. ...........................................................   1,400,000       18,256,000
   National Commerce Financial Corp. ..........................................   3,219,000       90,099,810


FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)



   FRANKLIN SMALL-MID CAP GROWTH FUND                                               SHARES           VALUE
------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)

   FINANCE (CONT.)
   Radian Group Inc. ..........................................................   1,899,594   $   98,588,929
   Reinsurance Group of America Inc. ..........................................   1,449,200       46,809,160
(a,b)Silicon Valley Bancshares ................................................   2,840,000       90,738,000
   TCF Financial Corp. ........................................................   1,820,000       94,731,000
   Waddell & Reed Financial Inc., A ...........................................   1,332,900       34,322,175
   Wilmington Trust Corp. .....................................................     142,900        9,022,706
                                                                                              --------------
                                                                                                 837,473,521
                                                                                              --------------
(a)HEALTH SERVICES 4.4%
   AdvancePCS .................................................................   1,175,000       39,726,750
   Alliance Imaging Inc. ......................................................     704,300        9,219,287
   Anthem Inc. ................................................................     216,000       14,731,200
   Beverly Enterprises Inc. ...................................................   2,131,800       18,333,480
   Caremark RX Inc. ...........................................................   3,548,175       76,285,763
   Community Health Systems Inc. ..............................................     600,000       17,412,000
   Express Scripts Inc. .......................................................     667,700       42,205,317
   Laboratory Corp. of America Holdings .......................................     642,400       63,726,080
   Pharmaceutical Product Development Inc. ....................................     809,200       20,375,656
   Renal Care Group Inc. ......................................................   1,303,800       46,284,900
   Triad Hospitals Inc. .......................................................   1,125,064       47,252,688
                                                                                              --------------
                                                                                                 395,553,121
                                                                                              --------------
   HEALTH TECHNOLOGY 6.2%
(a)Abgenix Inc. ...............................................................   1,181,000       16,663,910
(a)Alkermes Inc. ..............................................................   1,103,000       22,214,420
(a)American Medical Systems Holdings Ltd. .....................................     454,700       10,449,006
   Beckman Coulter Inc. .......................................................     425,000       20,302,250
   C.R. Bard Inc. .............................................................     425,000       23,349,500
(a)Cerus Corp. ................................................................     224,800       11,512,008
(a)Enzon Inc. .................................................................     383,800       14,292,712
(a)Epoch Biosciences Inc. .....................................................     531,800          946,604
(a)Exelixis Inc. ..............................................................     543,900        5,384,610
(a)Genta Inc. .................................................................     578,500        7,773,305
   ICN Pharmaceuticals Inc. ...................................................   1,236,000       34,187,760
(a)Intermune Inc. .............................................................     628,700       16,817,725
(a)Ivax Corp. .................................................................   3,002,000       35,423,600
(a)King Pharmaceuticals Inc. ..................................................   1,379,700       43,239,798
(a)MedImmune Inc. .............................................................     855,750       28,582,050
(a)Millennium Pharmaceuticals Inc. ............................................     707,697       14,125,632
(a)Neurocrine Biosciences Inc. ................................................      92,000        3,025,880
(a)NPS Pharmaceuticals Inc. ...................................................     540,300       16,106,343
(a)OSI Pharmaceuticals Inc. ...................................................     633,700       20,259,389
   Pall Corp. .................................................................     403,700        8,396,960
(a)Ribapharm Inc. .............................................................     629,800        6,486,940
(a)Shire Pharmaceuticals Group PLC, ADR (United Kingdom) ......................   1,883,200       41,807,040
(a)SICOR Inc. .................................................................   3,541,500       62,755,380
(a)Texas Biotechnology Corp. ..................................................   1,173,600        6,161,400



FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)



   FRANKLIN SMALL-MID CAP GROWTH FUND                                               SHARES           VALUE
------------------------------------------------------------------------------------------------------------
(a)COMMON STOCKS (CONT.)

   HEALTH TECHNOLOGY (CONT.)
(a)Titan Pharmaceuticals Inc. .................................................     112,300   $      701,875
(a)Varian Medical Systems Inc. ................................................   1,893,600       82,087,560
(a)Versicor Inc. ..............................................................     322,900        4,045,937
(a,b)Visible Genetics Inc. (Canada) ...........................................   1,206,000        7,996,986
                                                                                              --------------
                                                                                                 565,096,580
                                                                                              --------------
(a)INDUSTRIAL SERVICES 6.4%
   Allied Waste Industries Inc. ...............................................   6,943,200       84,290,448
(b)Atwood Oceanics Inc. .......................................................   1,116,600       51,307,770
(b)Core Laboratories NV (Netherlands) .........................................   1,900,000       28,500,000
(b)Grey Wolf Inc. .............................................................  11,445,600       52,077,480
   Hydril Co. .................................................................     334,000        8,523,346
   Oil States International Inc. ..............................................   1,276,200       13,719,150
   Pride International Inc. ...................................................   2,840,600       52,806,754
   Rowan Cos. Inc. ............................................................   1,258,100       31,930,578
   Superior Energy Services Inc. ..............................................   2,635,500       29,412,180
(b)Trico Marine Services Inc. .................................................   2,757,500       22,556,350
(b)Varco International Inc. ...................................................   5,678,281      116,347,978
   Waste Connections Inc. .....................................................     918,800       32,433,640
   Weatherford International Inc. .............................................   1,087,000       54,208,690
                                                                                              --------------
                                                                                                 578,114,364
                                                                                              --------------
   NON-ENERGY MINERALS .5%
   Reliance Steel & Aluminum Co. ..............................................   1,345,000       43,376,250
                                                                                              --------------
   PROCESS INDUSTRIES 1.9%
   Bunge Ltd. .................................................................   3,354,800       74,208,176
   Cabot Corp. ................................................................     906,300       27,007,740
   ChemFirst Inc. .............................................................     485,800       13,578,110
   Lyondell Chemical Co. ......................................................   1,562,500       23,093,750
   Valspar Corp. ..............................................................     650,800       29,969,340
                                                                                              --------------
                                                                                                 167,857,116
                                                                                              --------------
   PRODUCER MANUFACTURING 4.3%
(a)American Standard Cos. Inc. ................................................     187,400       13,998,780
(a)Flowserve Corp. ............................................................     878,000       30,291,000
(a)Gentex Corp. ...............................................................   2,300,000       72,818,000
(b)Gibraltar Steel Corp. ......................................................   1,012,800       23,172,864
   ITT Industries Inc. ........................................................     925,000       64,620,500
(a,b)Mettler-Toledo International Inc. (Switzerland) ..........................   2,931,600      112,720,020
(a)Power-One Inc. .............................................................   1,688,000       14,111,680
   Roper Industries Inc. ......................................................     366,240       16,843,378
(a)Varian Inc. ................................................................   1,302,300       43,939,602
                                                                                              --------------
                                                                                                 392,515,824
                                                                                              --------------


FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)



   FRANKLIN SMALL-MID CAP GROWTH FUND                                               SHARES           VALUE
------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)

   REAL ESTATE 1.4%
   Duke Realty Corp. ..........................................................   1,308,500   $   34,413,550
   Reckson Associates Realty Corp. ............................................   1,112,300       27,140,120
   Starwood Hotels & Resorts Worldwide Inc. ...................................   1,191,100       45,023,580
   Vornado Realty Trust .......................................................     364,800       16,087,680
                                                                                              --------------
                                                                                                 122,664,930
                                                                                              --------------
   RETAIL TRADE 2.7%
(a)Abercrombie & Fitch Co., A .................................................     637,000       19,110,000
(a)Barnes & Noble Inc. ........................................................   1,716,000       51,857,520
(a)Bed Bath & Beyond Inc. .....................................................     417,100       15,503,607
(a)BJ's Wholesale Club Inc. ...................................................   1,541,200       68,783,756
(a)Foot Locker Inc. ...........................................................   1,500,000       23,625,000
(a)The Men's Wearhouse Inc. ...................................................     544,800       13,412,976
   Tiffany & Co. ..............................................................   1,205,900       47,934,525
                                                                                              --------------
                                                                                                 240,227,384
                                                                                              --------------
   TECHNOLOGY SERVICES 10.8%
(a)Actuate Corp. ..............................................................   2,605,800       14,722,770
   Adobe Systems Inc. .........................................................   1,000,000       39,960,000
(a)Affiliated Computer Services Inc., A .......................................   3,431,600      185,546,612
(a)Amdocs Ltd. ................................................................   1,500,000       32,595,000
(a)Art Technology Group Inc. ..................................................     280,900          463,485
(a)BEA Systems Inc. ...........................................................   2,770,400       29,698,688
(a,b)Brio Software Inc. .......................................................   1,715,700        3,687,039
(a)Cadence Design Systems Inc. ................................................     500,000       10,240,000
(a)Check Point Software Technologies Ltd. (Israel) ............................   2,249,000       40,819,350
(a)Citrix Systems Inc. ........................................................     500,000        5,800,000
(a)Concord EFS Inc. ...........................................................   3,420,000      108,153,738
(a)Documentum Inc. ............................................................   1,000,000       19,420,000
(a)HNC Software Inc. ..........................................................   1,390,700       26,590,184
(a)i2 Technologies Inc. .......................................................   2,608,600        8,217,090
(a)Informatica Corp. ..........................................................   2,021,800       16,032,874
(a)Interwoven Inc. ............................................................   3,296,100       13,909,542
(a)Intuit Inc. ................................................................   1,366,200       53,527,716
(a)Liberate Technologies Inc. .................................................     150,000          763,500
(a)MatrixOne Inc. .............................................................     515,600        3,557,640
(a)Mercury Interactive Corp. ..................................................   1,362,800       50,791,556
(a)Micromuse Inc. .............................................................   2,071,400       16,902,624
(a)Netiq Corp. ................................................................   1,006,300       22,571,309
(a)Network Associates Inc. ....................................................   1,000,000       17,750,000
(a)Nuance Communications Inc. .................................................   1,148,700        6,432,720
(a)Overture Services Inc. .....................................................     746,500       25,522,835
(a)Precise Software Solutions Ltd. (Israel) ...................................     501,000        6,583,140
(a)Predictive Systems Inc. ....................................................     763,100        1,030,185
(a)Quest Software Inc. ........................................................   1,728,000       22,464,000
(a)Retek Inc. .................................................................   2,044,300       48,243,436
(a)RSA Security Inc. ..........................................................   2,418,600       14,753,460



FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)

   FRANKLIN SMALL-MID CAP GROWTH FUND                                               SHARES           VALUE
------------------------------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.)

   TECHNOLOGY SERVICES (CONT.)
(a)Sapient Corp. ..............................................................   4,296,300   $   20,965,944
(a)Serena Software Inc. .......................................................     770,400       10,593,000
(a)SonicWALL Inc. .............................................................   1,318,400        9,782,528
(a)SpeechWorks International Inc. .............................................      13,300           65,170
(a)The Bisys Group Inc. .......................................................   1,363,200       46,621,440
(a)VERITAS Software Corp. .....................................................     551,150       15,619,591
(a)Verity Inc. ................................................................   1,541,200       20,559,608
(a)webMethods Inc. ............................................................     634,900        9,447,312
                                                                                              --------------
                                                                                                 980,405,086
                                                                                              --------------
   TRANSPORTATION 3.8%
(a)Alaska Air Group Inc. ......................................................     757,700       23,208,351
(a,b)Atlantic Coast Airlines Holdings Inc. ....................................   2,800,000       61,180,000
   C.H. Robinson Worldwide Inc. ...............................................   3,051,200       96,021,264
   Expeditors International of Washington Inc. ................................   2,429,300      140,583,591
(a)Mesa Air Group Inc. ........................................................   1,065,900       10,552,410
   SkyWest Inc. ...............................................................     645,100       14,805,045
                                                                                              --------------
                                                                                                 346,350,661
                                                                                              --------------
   TOTAL COMMON STOCKS (COST $7,672,827,365) ..................................                8,268,018,506
                                                                                              --------------

   PREFERRED STOCKS
(a,c)ELECTRONIC TECHNOLOGY
   3Ware Inc., pfd., D ........................................................     855,446               --
   Anda Networks Inc., pfd., D ................................................     364,431          218,659
   Kestrel Solutions Inc., pfd., D ............................................     239,831          280,602
                                                                                              --------------
   TOTAL PREFERRED STOCKS (COST $12,895,820) ..................................                      499,261
                                                                                              --------------

   CONVERTIBLE PREFERRED STOCKS .1%
   UTILITIES .1%
   Sierra Pacific Resources Co., 9.00%, cvt. pfd. (COST $11,744,460) ..........     327,900       11,804,400
                                                                                              --------------

                                                                                  PRINCIPAL
                                                                                   AMOUNT
                                                                                  ---------
   CONVERTIBLE BONDS .1%
(c)ELECTRONIC TECHNOLOGY
   3Ware Inc., cvt., zero cpn., 6/30/02 ....................................... $ 1,752,985        1,279,679
                                                                                              --------------

   HEALTH TECHNOLOGY .1%
   Intermune Inc., cvt., 5.75%, 7/15/06 .......................................  11,000,000       10,690,622
                                                                                              --------------
   TOTAL CONVERTIBLE BONDS (COST $12,752,985) .................................                   11,970,301
                                                                                              --------------
   TOTAL LONG TERM INVESTMENTS (COST $7,710,220,630) 91.6% ....................                8,292,292,468
                                                                                              ==============


FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, APRIL 30, 2002 (CONT.)


                                                                                   PRINCIPAL
   FRANKLIN SMALL-MID CAP GROWTH FUND                                               AMOUNT        VALUE
-------------------------------------------------------------------------------------------------------------
   REPURCHASE AGREEMENTS 16.5%

(d)Joint Repurchase Agreement, 1.865%, 5/01/02,
   (Maturity Value $935,499,174) ............................................. $935,450,712   $  935,450,712
    ABN AMRO Inc. (Maturity Value $83,858,147)
    Barclays Capital Inc. (Maturity Value $83,848,792)
    Bear, Stearns & Co. Inc. (Maturity Value $55,896,074)
    BNP Paribas Securities Corp. (Maturity Value $83,848,792)
    Credit Suisse First Boston Corp. (Maturity Value $55,896,074)
    Deutsche Bank Securities Inc. (Maturity Value $83,848,796)
    Dresdner Kleinwort Wasserstein Securities LLC (Maturity Value $83,848,792)
    Goldman, Sachs & Co. (Maturity Value $83,848,792)
    Greenwich Capital Markets Inc. (Maturity Value $83,848,792)
    Lehman Brothers Inc. (Maturity Value $69,058,539)
    Morgan Stanley & Co. Inc. (Maturity Value $83,848,792)
    UBS Warburg LLC (Maturity Value $83,848,792)
     Collateralized by U.S. Treasury Bills, Notes, and Bonds, and
      U.S. Government Agency Securities
(e)Barclays Capital Inc., 1.93%, 5/01/02, (Maturity Value $106,537,422) ......  106,531,711      106,531,711
    Collateralized by U.S. Government Agency Securities
(e)Bear, Stearns & Co. Inc., 1.93%, 5/01/02, (Maturity Value $105,466,308) ...  105,460,654      105,460,654
    Collateralized by U.S. Government Agency Securities
(e)Morgan Stanley & Co., Inc., 1.93%, 5/01/02, (Maturity Value $118,795,736) .  118,789,368      118,789,368
    Collateralized by U.S. Government Agency Securities
(e)Salomon Smith Barney Inc., 1.91%, 5/01/02, (Maturity Value $114,634,163) ..  114,628,081      114,628,081
    Collateralized by U.S. Government Agency Securities
(e)UBS Warburg LLC, 1.93%, 5/01/02, (Maturity Value $113,232,140) ............  113,226,070      113,226,070
    Collateralized by U.S. Government Agency Securities
                                                                                              ---------------
   TOTAL REPURCHASE AGREEMENTS (COST $1,494,086,596) .........................                 1,494,086,596
                                                                                              ---------------
   TOTAL INVESTMENTS (COST $9,204,307,226) 108.1% ............................                 9,786,379,064
   OTHER ASSETS, LESS LIABILITIES (8.1)% .....................................                  (730,139,437)
                                                                                              ---------------
   NET ASSETS 100.0% .........................................................                $9,056,239,627
                                                                                              ===============


(a) Non-income producing
(b) See Note 7 regarding holdings of 5% voting securities.
(c) See Note 6 regarding restricted securities.
(d) See Note 1(c) regarding joint repurchase agreement.
(e) See Note 1(d) regarding securities lending.


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
APRIL 30, 2002



                                                                 FRANKLIN        FRANKLIN       FRANKLIN
                                                                AGGRESSIVE      CALIFORNIA      LARGE CAP
                                                                GROWTH FUND     GROWTH FUND    GROWTH FUND
                                                              --------------------------------------------
Assets:
 Investments in securities:
  Cost .....................................................  $ 186,567,408  $1,592,395,711  $113,989,116
                                                              ============================================
  Value ....................................................    168,455,318   1,824,827,777   115,258,144
 Repurchase agreements, at value and cost                                --     115,182,159            --
 Receivables:
  Investment securities sold ...............................      4,426,644       3,663,740            --
  Capital shares sold ......................................        169,696       3,400,281       140,689
  Dividends and interest ...................................         55,501         421,803        82,154
                                                              --------------------------------------------
      Total assets .........................................    173,107,159   1,947,495,760   115,480,987
                                                              --------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ..........................             --       6,789,146            --
  Capital shares redeemed ..................................        428,578       7,572,163       227,820
  Affiliates ...............................................        258,937       1,655,281       165,009
  Unaffiliated transfer agent fees .........................         94,532         571,129        35,596
  Shareholders .............................................         31,017         487,887        18,852
  Collateral on securities loaned (Note 1d) ................             --     115,182,159            --
 Other liabilities .........................................         26,040         126,934        53,661
                                                              --------------------------------------------
      Total liabilities ....................................        839,104     132,384,699       500,938
                                                              --------------------------------------------
       Net assets, at value ................................  $ 172,268,055  $1,815,111,061  $114,980,049
                                                              ============================================
Net assets consist of:
 Undistributed net investment income .......................         $  --            $  --           $--
 Net unrealized appreciation (depreciation) ................    (18,112,090)    232,432,066     1,269,028
 Accumulated net realized loss .............................   (161,720,139)   (376,087,083)  (68,778,922)
 Capital shares ............................................    352,100,284   1,958,766,078   182,489,943
                                                              --------------------------------------------
       Net assets, at value ................................  $ 172,268,055  $1,815,111,061  $114,980,049
                                                              ============================================

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 2002


                                                                 FRANKLIN       FRANKLIN        FRANKLIN
                                                                AGGRESSIVE     CALIFORNIA       LARGE CAP
                                                                GROWTH FUND    GROWTH FUND     GROWTH FUND
                                                              ----------------------------------------------
CLASS A:
 Net assets, at value ......................................  $ 100,240,293  $1,398,753,025     $ 50,699,626
                                                              ==============================================
 Shares outstanding ........................................      8,089,887      45,551,086        5,648,766
                                                              ==============================================
 Net asset value per sharea ................................         $12.39          $30.71            $8.98
                                                              ==============================================
 Maximum offering price per share (net asset value per
  share / 94.25%) ..........................................         $13.15          $32.58            $9.53
                                                              ==============================================
CLASS B:
 Net assets, at value ......................................  $  20,258,688  $  116,074,682     $  6,842,673
                                                              ==============================================
 Shares outstanding ........................................      1,660,085       3,879,916          776,313
                                                              ==============================================
 Net asset value and maximum offering price per sharea .....         $12.20          $29.92            $8.81
                                                              ==============================================
CLASS C:
 Net assets, at value ......................................  $  40,877,174  $  299,840,275     $ 39,784,039
                                                              ==============================================
 Shares outstanding ........................................      3,355,272      10,001,195        4,512,525
                                                              ==============================================
 Net asset value per sharea ................................         $12.18          $29.98            $8.82
                                                              ==============================================
 Maximum offering price per share (net asset value per
 share / 99%) ..............................................         $12.30          $30.28            $8.91
                                                              ==============================================
CLASS R:
 Net assets, at value ......................................  $      53,141     $   443,079     $    139,255
                                                              ==============================================
 Shares outstanding ........................................          4,293          14,443           15,510
                                                              ==============================================
 Net asset value and maximum offering price per sharea .....         $12.38          $30.68            $8.98
                                                              ==============================================
ADVISOR CLASS:
 Net assets, at value ......................................  $  10,838,759              --     $ 17,514,456
                                                              ==============================================
 Shares outstanding ........................................        866,669              --        1,936,869
                                                              ==============================================
 Net asset value and maximum offering price per share ......         $12.51              --            $9.04
                                                              ==============================================


(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 2002


                                                                               FRANKLIN          FRANKLIN
                                                                               SMALL CAP       SMALL-MID CAP
                                                                            GROWTH FUND II      GROWTH FUND
                                                                           ---------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ...........................................  $1,545,214,301   $ 6,907,545,969
  Cost - Non-controlled affiliated issuers ..............................      55,574,563       802,674,661
                                                                           =================================
  Value - Unaffiliated issuers ..........................................   1,580,122,597     7,449,392,595
  Value - Non-controlled affiliated issuers .............................      57,523,600       842,899,873
 Repurchase agreements, at value and cost ...............................              --     1,494,086,596
 Receivables:
  Investment securities sold ............................................       5,580,675        36,643,858
  Capital shares sold ...................................................       8,100,603        12,990,672
  Dividends and interest ................................................         522,048           836,079
                                                                           ---------------------------------
      Total assets ......................................................   1,651,849,523     9,836,849,673
                                                                           ---------------------------------
Liabilities:
 Payables:
  Investment securities purchased .......................................      17,897,493       186,344,517
  Capital shares redeemed ...............................................       2,810,250        27,253,836
  Affiliates ............................................................       1,860,131         6,639,434
  Unaffiliated transfer agent fees ......................................         291,233           725,299
  Shareholders ..........................................................          24,144           670,197
  Collateral on securities loaned (Note 1d) .............................              --       558,635,884
 Other liabilities ......................................................          75,475           340,879
                                                                           ---------------------------------
      Total liabilities .................................................      22,958,726       780,610,046
                                                                           ---------------------------------
       Net assets, at value .............................................  $1,628,890,797   $ 9,056,239,627
                                                                           =================================
Net assets consist of:
 Undistributed net investment income ....................................  $       (3,750)  $            --
 Net unrealized appreciation ............................................      36,857,333       582,071,838
 Accumulated net realized loss ..........................................     (98,863,069)   (1,000,579,399)
 Capital shares .........................................................   1,690,900,283     9,474,747,188
                                                                           ---------------------------------
       Net assets, at value .............................................  $1,628,890,797   $ 9,056,239,627
                                                                           =================================


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
APRIL 30, 2002



                                                                               FRANKLIN          FRANKLIN
                                                                               SMALL CAP       SMALL-MID CAP
                                                                            GROWTH FUND II      GROWTH FUND
                                                                           ---------------------------------
CLASS A:
 Net assets, at value ..................................................   $1,076,340,722   $ 7,784,125,364
                                                                           =================================
 Shares outstanding ....................................................      109,986,288       269,831,568
                                                                           =================================
 Net asset value per share(a) ..........................................           $ 9.79            $28.85
                                                                           =================================
 Maximum offering price per share (net asset value per share / 94.25%) .           $10.39            $30.61
                                                                           =================================
CLASS B:
 Net assets, at value ..................................................   $  145,217,401                --
                                                                           =================================
 Shares outstanding ....................................................       15,027,703                --
                                                                           =================================
 Net asset value and maximum offering price per share(a) ...............           $ 9.66                --
                                                                           =================================
CLASS C:
 Net assets, at value ..................................................   $  249,188,268     $ 948,940,184
                                                                           =================================
 Shares outstanding ....................................................       25,767,612        33,777,344
                                                                           =================================
 Net asset value per share(a) ..........................................           $ 9.67            $28.09
                                                                           =================================
 Maximum offering price per share (net asset value per share / 99%) ....           $ 9.77            $28.37
                                                                           =================================
CLASS R:
 Net assets, at value ..................................................        $ 491,692       $ 1,253,486
                                                                           =================================
 Shares outstanding ....................................................           50,239            43,508
                                                                           =================================
 Net asset value and maximum offering price per share(a) ...............           $ 9.79            $28.81
                                                                           =================================
ADVISOR CLASS:
 Net assets, at value ..................................................   $  157,652,714     $ 321,920,593
                                                                           =================================
 Shares outstanding ....................................................       15,986,022        11,102,044
                                                                           =================================
 Net asset value and maximum offering price per share ..................           $ 9.86            $29.00
                                                                           =================================


(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the fund.


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 2002



                                                                    FRANKLIN      FRANKLIN        FRANKLIN
                                                                   AGGRESSIVE    CALIFORNIA       LARGE CAP
                                                                   GROWTH FUND   GROWTH FUND     GROWTH FUND
                                                                 -------------------------------------------
Investment income:
 Dividends ..................................................... $    700,220  $  12,374,520   $  1,561,000
 Interest ......................................................       48,311      1,142,906             --
                                                                 -------------------------------------------
      Total investment income ..................................      748,531     13,517,426      1,561,000
                                                                 -------------------------------------------
Expenses:
 Management fees (Note 3) ......................................      897,360      8,598,263        569,432
 Administrative fees (Note 3) ..................................      384,793             --        240,332
 Distribution fees (Note 3)
  Class A ......................................................      354,688      3,698,307        196,690
  Class B ......................................................      227,865      1,140,023         71,638
  Class C ......................................................      471,334      3,182,895        457,203
  Class R ......................................................           70            211            116
 Transfer agent fees (Note 3) ..................................      930,444      4,985,247        322,822
 Custodian fees ................................................        1,485         17,116            932
 Reports to shareholders .......................................       74,606        392,350         32,313
 Registration and filing fees ..................................       82,134        240,692         91,598
 Professional fees .............................................       21,790        116,815         32,286
 Trustees' fees and expenses ...................................        1,834         18,241          1,183
 Other .........................................................        1,136         11,793          9,876
                                                                 -------------------------------------------
      Total expenses ...........................................    3,449,539     22,401,953      2,026,421
      Expenses waived/paid by affiliate (Note 3) ...............     (133,513)            --        (20,675)
                                                                 -------------------------------------------
       Net expenses ............................................    3,316,026     22,401,953      2,005,746
                                                                 -------------------------------------------
        Net investment loss ....................................   (2,567,495)    (8,884,527)      (444,746)
                                                                 -------------------------------------------
Realized and unrealized losses:
 Net realized loss from investments ............................  (35,079,836)  (172,035,635)   (27,824,362)
 Net unrealized depreciation on investments ....................   (6,833,562)   (39,075,696)    (5,550,519)
                                                                 -------------------------------------------
Net realized and unrealized loss ...............................  (41,913,398)  (211,111,331)   (33,374,881)
                                                                 -------------------------------------------
Net decrease in net assets resulting from operations ........... $(44,480,893) $(219,995,858)  $(33,819,627)
                                                                 ===========================================


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED APRIL 30, 2002

                                                                                FRANKLIN         FRANKLIN
                                                                                SMALL CAP      SMALL-MID CAP
                                                                             GROWTH FUND II     GROWTH FUND
                                                                             -------------------------------
Investment income:
 Dividends
  Unaffiliated issuers ....................................................  $  6,575,287   $    27,417,743
  Non-controlled affiliated issuers (Note 7) ..............................            --         1,090,312
 Interest .................................................................       466,974        40,105,743
                                                                             -------------------------------
      Total investment income .............................................     7,042,261        68,613,798
                                                                             -------------------------------
Expenses:
 Management fees (Note 3) .................................................     5,145,744        43,954,653
 Administrative fees (Note 3) .............................................     2,414,099                --
 Distribution fees (Note 3)
  Class A .................................................................     2,694,631        20,830,269
  Class B .................................................................     1,251,914                --
  Class C .................................................................     2,036,791        10,552,964
  Class R .................................................................           371               561
 Transfer agent fees (Note 3) .............................................     2,163,369        15,845,958
 Custodian fees ...........................................................        11,439            90,230
 Reports to shareholders ..................................................       221,791         1,176,446
 Registration and filing fees .............................................       345,859           630,900
 Professional fees ........................................................        67,174           132,968
 Trustees' fees and expenses ..............................................        10,976            92,211
 Other ....................................................................         8,066            58,142
                                                                             -------------------------------
      Total expenses ......................................................    16,372,224        93,365,302
                                                                             -------------------------------
       Net investment loss ................................................    (9,329,963)      (24,751,504)
                                                                             -------------------------------
Realized and unrealized gains (losses): Net realized gain (loss) from:
   Investments
   Unaffiliated issuers ...................................................   (26,519,868)     (324,731,966)
   Non-controlled affiliated issuers (Note 7) .............................       567,765       (64,440,112)
  Foreign currency transactions ...........................................         5,185                --
                                                                             -------------------------------
      Net realized loss ...................................................   (25,946,918)     (389,172,078)
  Net unrealized appreciation (depreciation) on investments ...............    19,480,932    (1,334,529,067)
                                                                             -------------------------------
Net realized and unrealized loss ..........................................    (6,465,986)   (1,723,701,145)
                                                                             -------------------------------
Net decrease in net assets resulting from operations ......................  $(15,795,949)  $(1,748,452,649)
                                                                             ===============================


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED APRIL 30, 2002 AND 2001


                                               FRANKLIN AGGRESSIVE GROWTH FUND    FRANKLIN CALIFORNIA GROWTH FUND
                                               ------------------------------------------------------------------
                                                     2002          2001                2002             2001
                                               ------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment loss ........................  $ (2,567,495) $  (3,148,023)     $   (8,884,527)  $   (4,198,143)
  Net realized loss from investments and
   foreign currency transactions .............   (35,079,836)  (124,958,689)       (172,035,635)    (195,170,396)
  Net unrealized depreciation on investments .    (6,833,562)   (32,887,823)        (39,075,696)    (690,569,994)
                                               ------------------------------------------------------------------
      Net decrease in net assets resulting
       from operations .......................   (44,480,893)  (160,994,535)       (219,995,858)    (889,938,533)
 Distributions to shareholders from:
  Net investment income:
   Class A ...................................            --             --                  --       (8,876,937)
   Class B ...................................            --             --                  --         (544,466)
  Net realized gains:
   Class A ...................................            --        (56,518)                 --     (115,300,737)
   Class B ...................................            --        (12,569)                 --       (7,075,725)
   Class C ...................................            --        (27,878)                 --      (25,599,562)
   Advisor Class .............................            --        (15,909)                 --               --
                                               ------------------------------------------------------------------
 Total distributions to shareholders .........            --       (112,874)                 --     (157,397,427)
 Capital share transactions: (Note 2)
   Class A ...................................    (2,412,213)    38,662,074        (113,980,712)     465,327,403
   Class B ...................................    (1,984,849)    12,505,777           9,560,450      111,084,143
   Class C ...................................    (7,652,221)    19,718,772         (30,974,611)     122,952,132
   Class R ...................................        58,024             --             457,819               --
   Advisor Class .............................    (9,094,852)    (4,732,037)                 --               --
                                               ------------------------------------------------------------------
 Total capital share transactions ............   (21,086,111)    66,154,586        (134,937,054)     699,363,678
      Net decrease in net assets .............   (65,567,004)   (94,952,823)       (354,932,912)    (347,972,282)
Net assets:
 Beginning of year ...........................   237,835,059    332,787,882       2,170,043,973    2,518,016,255
                                               ------------------------------------------------------------------
 End of year .................................  $172,268,055  $ 237,835,059      $1,815,111,061   $2,170,043,973
                                               ==================================================================
Undistributed net investment income
 included in net assets:
  End of year ................................  $         --  $          --      $           --   $           --
                                               ==================================================================


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED APRIL 30, 2002 AND 2001


                                              FRANKLIN LARGE CAP GROWTH FUND    FRANKLIN SMALL CAP GROWTH FUND II
                                              -------------------------------------------------------------------
                                                2002           2001               2002            2001
                                              -------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income .....................   $   (444,746)  $   (749,379)     $   (9,329,963)    $ (2,278,165)
  Net realized loss from investments and
   foreign currency transactions ............    (27,824,362)   (33,155,902)        (25,946,918)     (72,911,396)
  Net unrealized appreciation (depreciation)
   on investments ...........................     (5,550,519)    (7,414,343)         19,480,932       17,376,401
                                              -------------------------------------------------------------------
      Net decrease in net assets resulting
       from operations ......................    (33,819,627)   (41,319,624)        (15,795,949)     (57,813,160)
 Distributions to shareholders from:
  Net investment income:
   Class A ..................................             --        (65,823)                 --               --
   Class B ..................................             --         (1,936)                 --               --
   Advisor Class ............................             --        (32,814)                 --               --
  Net realized gains:
   Class A ..................................             --        (88,672)                 --               --
   Class B ..................................             --        (11,211)                 --               --
   Class C ..................................             --        (80,242)                 --               --
   Advisor Class ............................             --        (29,988)                 --               --
                                              -------------------------------------------------------------------
 Total distributions to shareholders ........             --       (310,686)                 --               --
 Capital share transactions: (Note 2)
   Class A ..................................      2,037,494     42,506,359         622,216,178      496,826,182
   Class B ..................................        395,558      6,218,522          46,202,512      111,970,456
   Class C ..................................     (3,046,510)    35,763,641          98,858,392      168,056,116
   Class R ..................................        149,048             --             490,721               --
   Advisor Class ............................      4,129,173      3,126,850         102,167,643       55,711,706
                                              -------------------------------------------------------------------
 Total capital share transactions ...........      3,664,763     87,615,372         869,935,446      832,564,460
      Net increase (decrease) in net assets .    (30,154,864)    45,985,062         854,139,497      774,751,300
Net assets:
 Beginning of year ..........................    145,134,913     99,149,851         774,751,300               --
                                              -------------------------------------------------------------------
 End of year ................................   $114,980,049   $145,134,913      $1,628,890,797     $774,751,300
                                              ===================================================================
Undistributed net investment income included
 in net assets:
  End of year ...............................   $         --   $         --      $       (3,750)    $     (5,000)
                                              ===================================================================


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED APRIL 30, 2002 AND 2001


                                                                           FRANKLIN SMALL-MID CAP GROWTH FUND
                                                                          -----------------------------------
                                                                                2002               2001
                                                                          -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ................................................  $   (24,751,504)   $    27,796,959
  Net realized gain loss from investments and foreign currency
   transactions ........................................................     (389,172,078)      (587,524,149)
  Net unrealized depreciation on investments ...........................   (1,334,529,067)    (3,077,471,861)
                                                                          -----------------------------------
      Net decrease in net assets resulting from operations .............   (1,748,452,649)    (3,637,199,051)
 Distributions to shareholders from:
  Net investment income:
   Class A .............................................................      (22,930,105)       (67,237,271)
   Advisor Class .......................................................       (1,841,889)        (3,215,421)
  Net realized gains:
   Class A .............................................................               --        (63,552,653)
   Class C .............................................................               --         (8,847,530)
   Advisor Class .......................................................               --         (2,394,727)
                                                                          -----------------------------------
 Total distributions to shareholders ...................................      (24,771,994)      (145,247,602)
 Capital share transactions: (Note 2)
   Class A .............................................................     (307,123,419)     1,632,181,656
   Class C .............................................................     (115,579,675)        27,611,635
   Class R .............................................................        1,286,320                 --
   Advisor Class .......................................................       23,755,586         45,485,308
                                                                          -----------------------------------
 Total capital share transactions ......................................     (397,661,188)     1,705,278,599
      Net decrease in net assets .......................................   (2,170,885,831)    (2,077,168,054)
Net assets:
 Beginning of year .....................................................   11,227,125,458     13,304,293,512
                                                                          -----------------------------------
 End of year ...........................................................  $ 9,056,239,627    $11,227,125,458
                                                                          ===================================
Undistributed net investment income included in net assets:
 End of year ...........................................................  $            --    $    27,645,609
                                                                          ===================================


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of thirteen separate series. All funds included in this report (the Funds) are diversified except the Franklin California Growth Fund. The Funds' investment objective is capital growth.

Effective September 1, 2001, the Franklin Small Cap Growth Fund I was renamed the Franklin Small-Mid Cap Growth Fund.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. REPURCHASE AGREEMENTS:

The Funds may enter into repurchase agreements, which are accounted for as a loan by the Funds to the seller, collateralized by securities which are delivered to the Funds' custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At April 30, 2002, all repurchase agreements held by the Funds had been entered into on that date.

D. SECURITIES LENDING:

The Franklin California Growth Fund and the Franklin Small-Mid Cap Growth Fund loan securities to certain brokers for which they received cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. The collateral is invested in short-term instruments as noted in the Statement of Investments. The funds bear the risk of loss with respect to the investment of the collateral.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)



1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

E. INCOME TAXES:

No provision has been made for income taxes because each fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Distributions received by the Trust from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income (loss), other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

G. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H. AUDIT GUIDE:

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide requires the Franklin California Growth Fund to amortize all premium and discount on fixed-income securities. Such amortization is included in net investment income but did not impact the net assets or the distributions of the fund. Prior to May 1, 2001, de minimus market discount and premiums on fixed-income securities were included in realized gains and losses. The cumulative effect of this accounting change resulted in an increase of $2,543 in the recorded cost of investments and a corresponding decrease in net unrealized appreciation.

The effect of this change for the year ended April 30, 2002 was to decrease net investment income by $20,043, increase unrealized gains by $2,543, and decrease realized losses by $17,500. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change in accounting policy.

The per share effect of this change for the year ended April 30, 2002, was less than $.005 for the Franklin California Growth Fund.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

I. REDEMPTION FEES:

Effective September 17, 2001, the Franklin Small Cap Growth Fund II and the Franklin Small-Mid Cap Growth Fund charge a 2% redemption fee to market timers who redeem shares held for less than 90 days. Such fees are retained by the funds and accounted for as additional paid-in capital.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Effective January 1, 2002, the Funds offered Class R shares to qualified investors. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.


CLASS A, CLASS C, CLASS R               CLASS A, CLASS B,                   CLASS A, CLASS B, CLASS C,
& ADVISOR CLASS                         CLASS C & CLASS R                   CLASS R & ADVISOR CLASS
-------------------------------------------------------------------------------------------------------------
Franklin Small-Mid Cap Growth Fund      Franklin California Growth Fund     Franklin Aggressive Growth Fund
                                                                            Franklin Large Cap Growth Fund
                                                                            Franklin Small Cap Growth Fund II

At April 30, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:


                                                              FRANKLIN                        FRANKLIN
                                                      AGGRESSIVE GROWTH FUND          CALIFORNIA GROWTH FUND
                                                    -------------------------------------------------------------
                                                       SHARES         AMOUNT           SHARES         AMOUNT
                                                    -------------------------------------------------------------
CLASS A SHARES:
Year ended April 30, 2002
 Shares sold ......................................  5,775,894    $  77,273,704      10,619,443   $  333,078,493
 Shares redeemed .................................. (6,030,718)     (79,685,917)    (14,401,470)    (447,059,205)
                                                    -------------------------------------------------------------
 Net decrease .....................................   (254,824)   $  (2,412,213)     (3,782,027)  $ (113,980,712)
                                                    =============================================================
Year ended April 30, 2001
 Shares sold ......................................  7,129,056    $ 163,124,235      23,888,286   $1,147,695,281
 Shares issued on mergera .........................         --               --       1,337,534       70,755,525
 Shares issued in reinvestment of distributions ...      2,344           43,230       2,783,458      116,181,507
 Shares redeemed .................................. (5,606,001)    (124,505,391)   (19,068,986)     (869,304,910)
                                                    -------------------------------------------------------------
 Net increase .....................................  1,525,399    $  38,662,074       8,940,292   $  465,327,403
                                                    =============================================================
CLASS B SHARES:
Year ended April 30, 2002
 Shares sold ......................................    306,491    $   4,012,271         924,866   $   28,503,093
 Shares redeemed ..................................   (465,055)      (5,997,120)       (630,344)     (18,942,643)
                                                    -------------------------------------------------------------
 Net increase (decrease) ..........................   (158,564)   $  (1,984,849)        294,522   $    9,560,450
                                                    =============================================================
Year ended April 30, 2001
 Shares sold ......................................    824,210    $  19,121,415       2,482,273   $  117,929,174
 Shares issued in reinvestment of distributions ...        583           10,921         172,907        7,103,015
 Shares redeemed ..................................   (340,830)      (6,626,559)       (358,316)     (13,948,046)
                                                    -------------------------------------------------------------
 Net increase .....................................    483,963$      12,505,777       2,296,864   $  111,084,143
                                                    =============================================================


FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)



2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                            FRANKLIN                         FRANKLIN
                                                       AGGRESSIVE GROWTH FUND         CALIFORNIA GROWTH FUND
                                                    -------------------------------------------------------------
                                                       SHARES         AMOUNT           SHARES         AMOUNT
                                                    -------------------------------------------------------------
CLASS C SHARES:
Year ended April 30, 2002
 Shares sold ......................................    734,779     $  9,650,056       1,631,632    $  50,088,354
 Shares redeemed .................................. (1,361,312)     (17,302,277)     (2,680,061)     (81,062,965)
                                                    -------------------------------------------------------------
 Net decrease .....................................   (626,533)    $ (7,652,221)     (1,048,429)   $ (30,974,611)
                                                    =============================================================
Year ended April 30, 2001
 Shares sold ......................................  2,437,578     $ 53,153,911       3,636,106    $ 172,898,309
 Shares issued in reinvestment of distributions ...      1,411           26,387         569,071       23,434,324
 Shares redeemed .................................. (1,660,383)     (33,461,526)     (1,796,894)     (73,380,501)
                                                    -------------------------------------------------------------
 Net increase .....................................    778,606     $ 19,718,772       2,408,283    $ 122,952,132
                                                    =============================================================
CLASS R SHARES:
Year ended April 30, 2002(b)
 Shares sold ......................................      4,293     $     58,024          14,864    $     470,753
 Shares redeemed ..................................         --               --            (421)         (12,934)
                                                    -------------------------------------------------------------
 Net increase .....................................      4,293     $     58,024          14,443    $     457,819
                                                    =============================================================
ADVISOR CLASS SHARES:
Year ended April 30, 2002
 Shares sold ......................................    359,301     $  4,780,127
 Shares redeemed ..................................   (939,373)     (13,874,979)
                                                    ----------------------------
 Net decrease .....................................   (580,072)    $ (9,094,852)
                                                    ============================
Year ended April 30, 2001
 Shares sold ......................................  1,083,208     $ 23,729,307
 Shares issued in reinvestment of distributions ...        809           15,321
 Shares redeemed .................................. (1,483,271)     (28,476,665)
                                                    ----------------------------
 Net decrease .....................................   (399,254)    $ (4,732,037)
                                                    ============================

                                                             FRANKLIN                        FRANKLIN
                                                       LARGE CAP GROWTH FUND         SMALL CAP GROWTH FUND II
                                                    -------------------------------------------------------------
                                                       SHARES         AMOUNT           SHARES         AMOUNT
                                                    -------------------------------------------------------------
CLASS A SHARES:
Year ended April 30, 2002
 Shares sold ......................................  2,239,243     $ 22,197,981      94,118,880    $ 889,510,540
 Shares redeemed .................................. (2,143,398)     (20,160,487)    (28,589,426)    (267,294,362)
                                                    -------------------------------------------------------------
 Net increase .....................................     95,845     $  2,037,494      65,529,454    $ 622,216,178
                                                    =============================================================
Year ended April 30, 2001
 Shares sold ......................................  4,038,421     $ 58,501,278      57,264,688    $ 630,259,480
 Shares issued in reinvestment of distributions ...     10,270          142,039              --               --
 Shares redeemed .................................. (1,149,726)     (16,136,958)    (12,807,854)    (133,433,298)
                                                    -------------------------------------------------------------
 Net increase .....................................  2,898,965     $ 42,506,359      44,456,834    $ 496,826,182
                                                    =============================================================


FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)



2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                             FRANKLIN                        FRANKLIN
                                                       LARGE CAP GROWTH FUND         SMALL CAP GROWTH FUND II
                                                    -------------------------------------------------------------
                                                       SHARES         AMOUNT           SHARES         AMOUNT
                                                    -------------------------------------------------------------
CLASS B SHARES:
Year ended April 30, 2002
 Shares sold ......................................    308,483     $  2,950,565       6,101,621    $  58,530,477
 Shares redeemed ..................................   (260,149)      (2,555,007)     (1,329,496)     (12,327,965)
                                                    -------------------------------------------------------------
 Net increase .....................................     48,334     $    395,558       4,772,125    $  46,202,512
                                                    =============================================================
Year ended April 30, 2001
 Shares sold ......................................    524,342     $  7,539,128      10,737,067    $ 116,859,826
 Shares issued in reinvestment of distributions ...        738           10,121              --               --
 Shares redeemed ..................................   (101,953)      (1,330,727)       (481,489)      (4,889,370)
                                                    -------------------------------------------------------------
 Net increase .....................................    423,127     $  6,218,522      10,255,578    $ 111,970,456
                                                    =============================================================
CLASS C SHARES:
Year ended April 30, 2002
 Shares sold ......................................  1,342,177     $ 13,010,883      13,444,494    $ 128,117,219
 Shares redeemed .................................. (1,661,054)     (16,057,393)     (3,156,887)     (29,258,827)
                                                    -------------------------------------------------------------
 Net increase (decrease) ..........................   (318,877)    $ (3,046,510)     10,287,607    $  98,858,392
                                                    =============================================================
Year ended April 30, 2001
 Shares sold ......................................  3,154,190     $ 44,977,400      17,009,123    $ 184,222,744
 Shares issued in reinvestment of distributions ...      5,426           74,401              --               --
 Shares redeemed ..................................   (721,510)      (9,288,160)     (1,529,118)     (16,166,628)
                                                    -------------------------------------------------------------
 Net increase .....................................  2,438,106     $ 35,763,641      15,480,005    $ 168,056,116
                                                    =============================================================
CLASS R SHARES:
Year ended April 30, 2002(b)
 Shares sold ......................................     15,510     $    149,048          50,355        $ 491,863
 Shares redeemed ..................................         --               --            (116)          (1,142)
                                                    -------------------------------------------------------------
 Net increase .....................................     15,510     $    149,048          50,239        $ 490,721
                                                    =============================================================
ADVISOR CLASS SHARES:
Year ended April 30, 2002
 Shares sold ......................................    204,748     $  2,013,764      11,967,255    $ 115,347,105
 Shares issued on merger (Note 9) .................  1,613,797       15,540,868              --               --
 Shares redeemed .................................. (1,416,328)     (13,425,459)     (1,374,760)     (13,179,462)
                                                    -------------------------------------------------------------
 Net increase .....................................    402,217     $  4,129,173      10,592,495    $ 102,167,643
                                                    =============================================================
Year ended April 30, 2001
 Shares sold ......................................    415,037     $  6,141,172       5,767,595    $  59,586,036
 Shares issued in reinvestment of distributions ...      4,277           59,362              --               --
 Shares redeemed ..................................   (222,434)      (3,073,684)       (374,068)      (3,874,330)
                                                    -------------------------------------------------------------
 Net increase .....................................    196,880     $  3,126,850       5,393,527    $  55,711,706
                                                    =============================================================


FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)



2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                                                             FRANKLIN
                                                                                     SMALL-MID CAP GROWTH FUND
                                                                                   ------------------------------
                                                                                       SHARES       AMOUNT
                                                                                   ------------------------------
CLASS A SHARES:
Year ended April 30, 2002
 Shares sold ....................................................................    95,687,226  $ 2,894,403,885
 Shares issued in reinvestment of distributions .................................       679,792       20,543,143
 Shares redeemed ................................................................  (107,850,497)  (3,222,070,447)
                                                                                   ------------------------------
 Net decrease ...................................................................   (11,483,479) $  (307,123,419)
                                                                                   ==============================
Year ended April 30, 2001
 Shares sold ....................................................................   148,200,752  $ 6,429,285,812
 Shares issued in reinvestment of distributions .................................     2,971,843      116,942,078
 Shares redeemed ................................................................  (116,113,288)  (4,914,046,234)
                                                                                   ------------------------------
 Net increase ...................................................................    35,059,307  $ 1,632,181,656
                                                                                   ==============================
CLASS C SHARES:
Year ended April 30, 2002
 Shares sold ....................................................................     4,149,584  $   123,090,340
 Shares redeemed ................................................................    (8,175,786)    (238,670,015)
                                                                                   ------------------------------
 Net decrease ...................................................................    (4,026,202) $  (115,579,675)
                                                                                   ==============================
Year ended April 30, 2001
 Shares sold ....................................................................     6,874,459  $   291,010,139
 Shares issued in reinvestment of distributions .................................       197,661        7,633,639
 Shares redeemed ................................................................    (6,683,311)    (271,032,143)
                                                                                   ------------------------------
 Net increase ...................................................................       388,809  $    27,611,635
                                                                                   ==============================
CLASS R SHARES:
Year ended April 30, 2002(b)
 Shares sold ....................................................................        45,596  $     1,347,548
 Shares redeemed ................................................................        (2,088)         (61,228)
                                                                                   ------------------------------
 Net increase ...................................................................        43,508  $     1,286,320
                                                                                   ==============================
ADVISOR CLASS SHARES:
Year ended April 30, 2002
 Shares sold ....................................................................     6,227,519  $   192,380,519
 Shares issued in reinvestment of distributions .................................        43,579        1,322,647
 Shares redeemed ................................................................    (5,580,056)    (169,947,580)
                                                                                   ------------------------------
 Net increase ...................................................................       691,042  $    23,755,586
                                                                                   ==============================
Year ended April 30, 2001
 Shares sold ....................................................................     4,263,604  $   182,792,604
 Shares issued in reinvestment of distributions .................................       101,825        4,030,216
 Shares redeemed ................................................................    (3,505,602)    (141,337,512)
                                                                                   ------------------------------
 Net increase ...................................................................       859,827  $    45,485,308
                                                                                   ==============================


(a) On August 4, 2000, the Franklin California Growth Fund acquired the net assets of the Franklin MidCap Growth Fund in a tax free exchange pursuant to a plan of reorganization approved by the Franklin MidCap Growth Fund's shareholders.
(b) For the period January 1, 2002 (effective date) to April 30, 2002.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, LLC (FT Services), and Franklin/Templeton Investor Services, LLC (Investor Services), the Funds' investment manager, principal underwriter, administrative manager and transfer agent, respectively.

Certain funds in the Trust may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Advisers.

The funds earned dividend income from the investment in the Sweep Money Fund as follows:

                        FRANKLIN      FRANKLIN      FRANKLIN        FRANKLIN
                       AGGRESSIVE    CALIFORNIA     LARGE CAP       SMALL CAP
                       GROWTH FUND   GROWTH FUND   GROWTH FUND   GROWTH FUND II
-------------------------------------------------------------------------------
Dividend income         $542,369     $2,303,190      $269,481      $5,008,248

The Franklin California Growth Fund and the Franklin Small-Mid Cap Growth Fund pay an investment management fee to Advisers based on the average net assets of each fund as follows:

       ANNUALIZED
        FEE RATE   AVERAGE DAILY NET ASSETS
       ---------------------------------------------------------------
          .625%    First $100 million
          .500%    Over $100 million, up to and including $250 million
          .450%    Over $250 million, up to and including $10 billion
          .440% Over $10 billion, up to and including $12.5 billion .420% Over $12.5 billion, up to and including $15 billion

Fees are further reduced on net assets over $15 billion.

The Franklin Aggressive Growth Fund and the Franklin Large Cap Growth Fund pay an investment management fee to Advisers based on the average net assets of each fund as follows:

       ANNUALIZED
        FEE RATE  AVERAGE DAILY NET ASSETS
       --------------------------------------------------------------
          .500%   First $500 million
          .400%   Over $500 million, up to and including $1 billion
          .350%   Over $1 billion, up to and including $1.5 billion
          .300%   Over $1.5 billion, up to and including $6.5 billion

Fees are further reduced on net assets over $6.5 billion.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)



3. TRANSACTIONS WITH AFFILIATES (CONT.)

The Franklin Small Cap Growth Fund II pays an investment management fee to Advisers based on the average net assets of the fund as follows:

       ANNUALIZED
        FEE RATE  AVERAGE DAILY NET ASSETS
       --------------------------------------------------------------
        .550%     First $500 million
        .450%     Over $500 million, up to and including $1 billion
        .400%     Over $1 billion, up to and including $1.5 billion
        .350%     Over $1.5 billion, up to and including $6.5 billion

Fees are further reduced on net assets over $6.5 billion.

The Franklin Aggressive Growth Fund, the Franklin Large Cap Growth Fund, and the Franklin Small Cap Growth Fund II pay an administrative fee to FT Services of ..20% per year of the funds' average daily net assets.

Under an agreement with Advisers, FT Services provides administrative services to the Franklin California Growth Fund and the Franklin Small-Mid Cap Growth Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the funds.

Advisers agreed in advance to waive administrative fees through August 31, 2001, for the Franklin Aggressive Growth Fund and the Franklin Large Cap Growth Fund, as noted in the Statements of Operations.

Management fees were reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management fees paid by the Sweep Money Fund.

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares up to certain percentage per year of their average daily net assets of each class as follows:

           FRANKLIN      FRANKLIN      FRANKLIN       FRANKLIN       FRANKLIN
          AGGRESSIVE    CALIFORNIA    LARGE CAP      SMALL CAP     SMALL-MID CAP
          GROWTH FUND   GROWTH FUND  GROWTH FUND   GROWTH FUND II   GROWTH FUND
          ----------------------------------------------------------------------
Class A          .35%        .25%        .35%           .35%           .25%
Class B         1.00%       1.00%       1.00%          1.00%             --
Class C         1.00%       1.00%       1.00%          1.00%          1.00%
Class R          .50%        .50%        .50%           .50%           .50%

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:


                                               FRANKLIN      FRANKLIN      FRANKLIN       FRANKLIN       FRANKLIN
                                              AGGRESSIVE    CALIFORNIA     LARGE CAP      SMALL CAP    SMALL-MID CAP
                                              GROWTH FUND   GROWTH FUND   GROWTH FUND  GROWTH FUND II   GROWTH FUND
                                              ----------------------------------------------------------------------
Net commissions paid                            $174,944    $1,595,232      $193,407     $3,375,100     $4,238,097
Contingent deferred sales charges               $153,893    $  377,897      $ 52,009     $  354,591     $  228,771


The Funds paid transfer agent fees of $24,247,840, of which $11,664,815 was paid to Investor Services.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)



4. INCOME TAXES

At April 30, 2002, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:


                                         FRANKLIN      FRANKLIN      FRANKLIN       FRANKLIN       FRANKLIN
                                        AGGRESSIVE    CALIFORNIA     LARGE CAP      SMALL CAP    SMALL-MID CAP
                                        GROWTH FUND   GROWTH FUND   GROWTH FUND  GROWTH FUND II   GROWTH FUND
                                        ----------------------------------------------------------------------
Capital loss carryovers expiring in:
 2009 ................................. $ 29,887,516  $ 53,002,823   $ 7,603,893   $ 3,600,488   $ 58,496,257
 2010 .................................  129,882,253   257,531,218    45,058,835    64,794,048    271,038,739
                                        ----------------------------------------------------------------------
                                        $159,769,769  $310,534,041   $52,662,728   $68,394,536   $329,534,996
                                        ======================================================================

At April 30, 2002, the Franklin Large Cap Growth Fund had tax basis capital losses of $52,662,728, including $7,152,734 from the merged FTI Large Capitalization Growth Fund, which may be carried over to offset future capital gains, subject to certain limitations.

At April 30, 2002, the following funds had deferred capital losses occurring subsequent to October 31, 2001. For tax purposes, such losses will be reflected in the year ending April 30, 2003.

        FRANKLIN      FRANKLIN      FRANKLIN         FRANKLIN
       CALIFORNIA     LARGE CAP     SMALL CAP      SMALL-MID CAP
       GROWTH FUND  GROWTH FUND  GROWTH FUND II     GROWTH FUND
       ---------------------------------------------------------
       $65,069,169  $14,902,636   $26,800,315      $670,581,152

Net investment losses differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, organization costs, merger related expenses and bond premiums.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and bond premiums.

The Franklin Small-Mid Cap Growth Fund utilized earnings and profits distributed to shareholders on redemptions of shares as a part of the dividends paid deduction for tax purposes.

For the Funds, the tax character of distributions paid during the year ended April 30, 2002, were the same for financial statement and tax purposes.

At April 30, 2002, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes was as follows:


                                               FRANKLIN        FRANKLIN        FRANKLIN        FRANKLIN        FRANKLIN
                                              AGGRESSIVE      CALIFORNIA       LARGE CAP       SMALL CAP     SMALL-MID CAP
                                              GROWTH FUND     GROWTH FUND     GROWTH FUND   GROWTH FUND II    GROWTH FUND
                                              ------------------------------------------------------------------------------
Cost of investments ........................  $188,517,778   $1,708,061,743   $115,202,674  $1,604,457,083  $ 9,204,770,477
                                              ------------------------------------------------------------------------------
Unrealized appreciation ....................  $ 20,657,056   $  405,172,211   $ 11,757,259  $  205,408,659  $ 2,040,239,177
Unrealized depreciation ....................   (40,719,516)    (173,224,018)   (11,701,789)   (172,219,545)  (1,458,630,590)
                                              ------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) .  $(20,062,460)  $  231,948,193   $     55,470  $   33,189,114  $   581,608,587
                                              ------------------------------------------------------------------------------


FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)



4. INCOME TAXES (CONT.)

At April 30, 2002, the Funds had no undistributed taxable income and no undistributed long term capital gains.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended April 30, 2002 were as follows:


                                          FRANKLIN      FRANKLIN        FRANKLIN       FRANKLIN         FRANKLIN
                                        AGGRESSIVE    CALIFORNIA       LARGE CAP       SMALL CAP      SMALL-MID CAP
                                        GROWTH FUND   GROWTH FUND     GROWTH FUND   GROWTH FUND II     GROWTH FUND
                                        ----------------------------------------------------------------------------
Purchases ............................  $211,280,264   $894,403,098   $147,185,713   $1,121,466,978   $4,454,134,393
Sales ................................  $220,197,104   $954,791,706   $142,173,863   $  424,448,502   $4,013,394,136


6. RESTRICTED SECURITIES

The Funds may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. At April 30, 2002, the funds held restricted securities as follows:


SHARES/
WARRANTS/                                                                 ACQUISITION
PRINCIPAL    ISSUER                                                          DATE        COST         VALUE
-------------------------------------------------------------------------------------------------------------
FRANKLIN AGGRESSIVE GROWTH FUND
  329,274  Micro Photonix Integration Corp., pfd., C ....................   6/23/00  $ 2,079,464  $        --
                                                                                                  -----------
FRANKLIN CALIFORNIA GROWTH FUND
  145,772  Anda Networks Inc., pfd., D ..................................   3/24/00  $ 2,000,000  $    87,463
  142,857  BioMarin Pharmaceutical Inc., wts., 5/16/04 ..................   5/17/01           14           --
  500,000  Cytyc Corp. ..................................................   9/29/00    8,129,528    7,855,000
2,227,171  Fibrogen Inc., pfd., E .......................................   5/19/00    9,999,998    8,864,141
  124,712  Kestrel Solutions Inc., pfd., D ..............................   1/20/00    1,624,997      145,913
  772,727  Masimo Corp., pfd., F ........................................   5/15/00    8,499,997    4,249,999
                                                                                                  -----------
           TOTAL RESTRICTED SECURITIES (1.2% of Net Assets) .............                         $21,202,516
                                                                                                  -----------
FRANKLIN SMALL CAP GROWTH FUND II
   95,148  Micro Photonix Integration Corp., pfd., C ....................   6/23/00  $   600,888  $        --
                                                                                                  -----------
FRANKLIN SMALL-MID CAP GROWTH FUND
1,752,985  3Ware Inc., cvt. zero cpn., 6/30/02 ..........................  10/18/01  $ 1,752,985  $ 1,279,679
  855,446  3Ware Inc., pfd., D ..........................................   7/28/00    4,770,822           --
  364,431  Anda Networks Inc., pfd., D ..................................   3/24/00    5,000,000      218,659
  239,831  Kestrel Solutions Inc., pfd., D ..............................   1/20/00    3,124,998      280,602
                                                                                                  -----------
           TOTAL RESTRICTED SECURITIES ..................................                         $ 1,778,940
                                                                                                  ===========


FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)



7. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which the funds own 5% or more of the outstanding voting securities. Investments in "affiliated companies" at April 30, 2002 were as shown below.


                            NUMBER OF SHARES                         NUMBER OF SHARES
                                 HELD AT          GROSS       GROSS       HELD AT       VALUE AT    DIVIDEND    REALIZED
NAME OF ISSUER             BEGINNING OF YEAR   ADDITIONS   REDUCTIONS   END OF YEAR    END OF YEAR   INCOME    GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------
FRANKLIN SMALL CAP GROWTH FUND II
Acme Communications Inc. ....    300,000        565,000           --       865,000    $  9,298,750  $     --   $         --
Catapult Communications Corp.    200,000        665,600      165,600       700,000      17,542,000        --        701,855
Rudolph Technologies Inc. ...    400,000        600,000       92,700       907,300      27,672,650        --       (134,090)
US Liquids Inc.                       --      1,003,400           --     1,003,400       3,010,200        --             --
                                                                                      --------------------------------------
      TOTAL NON-CONTROLLED AFFILIATED
       ISSUERS                                                                        $ 57,523,600  $     --   $    567,765
                                                                                      ======================================

FRANKLIN SMALL-MID CAP GROWTH FUND
Affiliated Computer
 Services Inc., A(a) ........  4,781,600             --    1,350,000     3,431,600    $        (b)  $     --   $ 59,878,742
Airgate PCS Inc. ............  1,069,700             --    1,069,700            --              --        --    (32,918,833)
Alaska Communication Systems
 Holdings Inc. ..............  2,411,700             --           --     2,411,700      15,434,880        --             --
Alpha Industries Inc. .......  1,113,900      1,531,500      226,200     2,419,200      29,635,200        --       (186,969)
Atlantic Coast Airlines
 Holdings Inc. ..............  2,800,000             --           --     2,800,000      61,180,000        --             --
Atwood Oceanics Inc. ........  1,216,600             --      100,000     1,116,600      51,307,770        --       (378,878)
Brio Software Inc.(c) .......  1,715,700             --           --     1,715,700       3,687,039        --             --
Catapult Communications Corp.    656,800             --      656,800            --              --        --      4,515,473
ChemFirst Inc. ..............    764,900             --      279,100       485,800             (b)   246,260       (708,629)
Coherent Inc. ...............  1,450,000             --      200,000     1,250,000             (b)        --        758,410
Core Laboratories NV
 (Netherlands) ..............  1,900,000             --           --     1,900,000      28,500,000        --             --
Covansys Corp.(d) ...........  1,690,900             --    1,690,900            --              --        --    (20,387,216)
Epoch Biosciences Inc. ......  1,368,900             --      837,100       531,800             (b)        --    (11,440,107)
Expeditors International of
 Washington Inc. ............  2,929,300             --      500,000     2,429,300             (b)   540,860      6,631,445
FLIR Systems Inc. ...........  1,028,600         47,500    1,076,100            --              --        --     29,237,215
Gibraltar Steel Corp. .......  1,012,800             --           --     1,012,800      23,172,864   141,792             --
Grey Wolf Inc. .............. 11,445,600             --           --    11,445,600      52,077,480        --             --
Hispanic Broadcasting
 Corp., A ...................  3,043,600      1,260,100      280,400     4,023,300     107,904,906        --      1,447,061
HNC Software Inc. ...........  1,922,800             --      532,100     1,390,700             (b)        --      6,958,556
Inhale Therapeutic Systems
 Inc. .......................  3,751,732             --    3,751,732            --              --        --    (26,305,471)
Insight Communications Co.
 Inc., A ....................  3,230,800             --      797,551     2,433,249             (b)        --      2,637,094
Interep National Radio
 Sales Inc. .................    489,100             --      275,700       213,400             (b)        --     (2,488,888)
Mettler-Toledo International
 Inc. (Switzerland) .........  2,931,600             --           --     2,931,600     112,720,020        --             --
Predictive Systems Inc. .....  2,051,300             --    1,288,200       763,100             (b)        --    (52,001,078)


FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)



7. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES (CONT.)

                            NUMBER OF SHARES                         NUMBER OF SHARES
                                 HELD AT          GROSS       GROSS       HELD AT       VALUE AT    DIVIDEND    REALIZED
NAME OF ISSUER             BEGINNING OF YEAR   ADDITIONS   REDUCTIONS   END OF YEAR    END OF YEAR   INCOME    GAIN (LOSS)
---------------------------------------------------------------------------------------------------------------------------
FRANKLIN SMALL-MID CAP GROWTH FUND (CONT.)
Reliance Steel & Aluminum Co.  1,345,000             --           --     1,345,000    $        (b) $  161,400 $          --
RSA Security Inc. ...........  3,330,000             --      911,400     2,418,600             (b)         --   (5,043,223)
Rural Cellular Corp., A .....    765,700             --      765,700            --              --         --  (11,778,257)
Silicon Valley Bancshares ...  2,840,000             --           --     2,840,000      90,738,000         --            --
Swift Energy Co. ............  1,326,366             --           --     1,326,366             (b)         --            --
Tektronix Inc. ..............  4,986,900        451,300           --     5,438,200     119,640,400         --            --
Trico Marine Services Inc. ..  2,757,500             --           --     2,757,500      22,556,350         --            --
US Liquids Inc. .............  1,003,400             --    1,003,400            --              --         --   (10,726,872)
US Unwired Inc., A ..........    925,000             --      925,000            --              --         --    (2,139,687)
Varco International Inc. ....  5,678,281             --           --     5,678,281     116,347,978         --            --
Visible Genetics Inc. (Canada) 1,206,000             --           --     1,206,000       7,996,986         --            --
                                                                                      --------------------------------------S
      TOTAL NON-CONTROLLED
       AFFILIATED ISSUERS ...                                                         $842,899,873 $1,090,312  $(64,440,112)
                                                                                      ======================================

(a) Reflects a 2:1 stock split during the current year. Balance as of 4/30/01 was 2,015,800.
(b) As of April 30, 2002, no longer an affiliate.
(c) Reflects name change from Brio Technology Inc. to Brio Software Inc. as of 11/20/01.
(d) Reflects name change from Complete Business Solutions, Inc. to Covansys Corp. as of 6/7/01.

8. SECURITIES LENDING

At April 30, 2002, the funds loaned securities with a value and received net interest income from the investment of cash collateral as follows:

                                  FRANKLIN     FRANKLIN
                                 CALIFORNIA  SMALL-MID CAP
                                 GROWTH FUND  GROWTH FUND
                               ---------------------------
        Value ................ $113,142,793  $545,506,986
        Net interest income ..    $  74,286   $ 1,366,132


9. MERGER

On March 28, 2002, Franklin Large Cap Growth Fund acquired the net assets of FTI Large Capitalization Growth Fund pursuant to a plan of reorganization approved by FTI Large Capitalization Growth Fund's shareholders. The merger was accomplished by a tax-free exchange of 1,613,797 Advisor Class shares of the Franklin Large Cap Growth Fund (valued at $9.63) for the net assets of the FTI Large Capitalization Growth Fund which aggregated $15,540,868, including $1,813,819 of unrealized appreciation. The merger was accounted for as a pooling-of-interests without restatement for financial reporting purposes. The combined net assets of the Franklin Large Cap Growth Fund immediately after the merger were $125,887,053.

FRANKLIN STRATEGIC SERIES
Independent Auditors' Report


FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (CONTINUED)


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
OF FRANKLIN STRATEGIC SERIES

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds included in this report constituting the Franklin Strategic Series (hereafter referred to as the "Funds") at April 30, 2002, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 10, 2002

FRANKLIN STRATEGIC SERIES
Tax Designation


Under Section 854(b)(2) of the Internal Revenue Code, the Franklin Small-Mid Cap Growth Fund hereby designates 38.68% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended April 30, 2002.

BOARD MEMBERS AND OFFICERS



The name, age and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Each board member will serve until that person's successor is elected and qualified.


INDEPENDENT BOARD MEMBERS                                        NUMBER OF
                                                            PORTFOLIOS IN FUND
                                             LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
FRANK H. ABBOTT, III (81)     Trustee        Since 1991             105             None
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President and Director, Abbott Corporation (an investment company); and FORMERLY, Director, MotherLode Gold Mines
Consolidated (gold mining) (until 1996) and Vacu-Dry Co. (food processing) (until 1996).
---------------------------------------------------------------------------------------------------------------------------
HARRIS J. ASHTON (69)         Trustee        Since 1991             133             Director, RBC Holdings, Inc. (bank
One Franklin Parkway                                                                holding company) and Bar-S Foods (meat
San Mateo, CA 94403-1906                                                            packing company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, President, Chief Executive Officer and Chairman of the Board, General Host
Corporation (nursery and craft centers) (until 1998).
---------------------------------------------------------------------------------------------------------------------------
S. JOSEPH FORTUNATO (69)      Trustee        Since 1991             134             None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Member of the law firm of Pitney, Hardin, Kipp & Szuch.
---------------------------------------------------------------------------------------------------------------------------
EDITH E. HOLIDAY (50)         Trustee        Since 1998              82             Director, Amerada Hess Corporation
One Franklin Parkway                                                                (exploration and refining of oil and
San Mateo, CA 94403-1906                                                            gas); Hercules Incorporated (chemicals,
                                                                                    fibers and resins); Beverly
                                                                                    Enterprises, Inc. (health care); H.J.
                                                                                    Heinz Company (processed foods and
                                                                                    allied products); RTI International
                                                                                    Metals, Inc. (manufacture and
                                                                                    distribution of titanium); Digex
                                                                                    Incorporated (web hosting provider);
                                                                                    and Canadian National Railway
                                                                                    (railroad).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Director of various companies; and FORMERLY, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the
Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).
---------------------------------------------------------------------------------------------------------------------------




                                                                 NUMBER OF
                                                            PORTFOLIOS IN FUND
                                             LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
FRANK W.T. LAHAYE (73)        Trustee        Since 1991             105             Director, The California Center for
One Franklin Parkway                                                                Land Recycling (redevelopment).
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
General Partner, Las Olas L.P. (Asset Management); and FORMERLY, Chairman, Peregrine Venture Management Company (venture capital).
---------------------------------------------------------------------------------------------------------------------------
GORDON S. MACKLIN (73)        Trustee        Since 1992             133             Director, Martek Biosciences
One Franklin Parkway                                                                Corporation; WorldCom, Inc.
San Mateo, CA 94403-1906                                                            (communications services); MedImmune,
                                                                                    Inc. (biotechnology); Overstock.com
                                                                                    (Internet services); and Spacehab, Inc.
                                                                                    (aerospace services).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS: Deputy Chairman and Director, White Mountains Insurance Group, Ltd. (holding company); and FORMERLY, Chairman, White River Corporation (financial services) (until 1998) and Hambrecht & Quist Group
(investment banking) (until 1992); and President, National Association of Securities Dealers, Inc. (until 1987).
---------------------------------------------------------------------------------------------------------------------------


INTERESTED BOARD MEMBERS AND OFFICERS                            NUMBER OF
                                                            PORTFOLIOS IN FUND
                                             LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
**HARMON E. BURNS (57)        Vice President Vice President          33             None
One Franklin Parkway          and Trustee    since 1991
San Mateo, CA 94403-1906                     and Trustee
                                             since 1993

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin Investment
Advisory Services, Inc.; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of
Franklin Resources, Inc.; and officer of 51 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
**CHARLES B. JOHNSON (69)     Chairman of    Chairman of            133             None
One Franklin Parkway          the Board      the Board
San Mateo, CA 94403-1906      and Trustee    since 1993
                                             and Trustee
                                             since 1991

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Chairman of the Board, Chief Executive Officer, Member - Office of the Chairman and Director, Franklin Resources, Inc.;
Vice President, Franklin Templeton Distributors, Inc.; Director, Fiduciary Trust Company International; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.; and officer of
48 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
**RUPERT H. JOHNSON, JR.(61)  President      President              117             None
One Franklin Parkway          and Trustee    since 1993
San Mateo, CA 94403-1906                     and Trustee
                                             since 1991

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Vice President and Director,
Franklin Templeton Distributors, Inc.; Director, Franklin Advisers, Inc. and Franklin Investment Advisory Services, Inc.;
Senior Vice President, Franklin Advisory Services, LLC; officer and/or director or trustee, as the case may be, of most of the other subsidiaries of Franklin Resources, Inc.; and officer of 51 of the investment companies in Franklin
Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------



                                                                 NUMBER OF
                                                            PORTFOLIOS IN FUND
                                             LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
MARTIN L. FLANAGAN (41)       Vice           Since 1995       Not Applicable        None
One Franklin Parkway          President
San Mateo, CA 94403-1906      and Chief
                              Financial
                              Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President, Chief Financial Officer and Chief Operating Officer, Franklin Resources,
Inc.; Senior Vice President and Chief Financial Officer, Franklin Mutual Advisers, LLC; Executive Vice President, Chief
Financial Officer and Director, Templeton Worldwide, Inc.; Executive Vice President and Chief Operating Officer,
Templeton Investment Counsel, LLC; Executive Vice President and Director, Franklin Advisers, Inc.; Executive Vice
President, Franklin Investment Advisory Services, Inc. and Franklin Templeton Investor Services, LLC; Chief Financial
Officer, Franklin Advisory Services, LLC; Chairman, Franklin Templeton Services, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 52 of the investment companies in Franklin Templeton
Investments.
---------------------------------------------------------------------------------------------------------------------------
DAVID P. GOSS (54)            Vice           Since 2000       Not Applicable        None
One Franklin Parkway          President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Associate General Counsel, Franklin Resources, Inc.; President, Chief Executive Officer and Director, Property Resources,
Inc. and Franklin Properties, Inc.; officer and/or director of some of the other subsidiaries of Franklin Resources,
Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, President, Chief
Executive Officer and Director, Property Resources Equity Trust (until 1999) and Franklin Select Realty Trust (until
2000).
---------------------------------------------------------------------------------------------------------------------------
BARBARA J. GREEN (54)         Vice           Since 2000       Not Applicable        None
One Franklin Parkway          President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Vice President and Deputy General Counsel, Franklin Resources, Inc.; and Senior Vice President, Templeton Worldwide,
Inc.; officer of 53 of the investment companies in Franklin Templeton Investments; and FORMERLY, Deputy Director,
Division of Investment Management, Executive Assistant and Senior Advisor to the Chairman, Counselor to the Chairman,
Special Counsel and Attorney Fellow, U.S. Securities and Exchange Commission (1986-1995); Attorney, Rogers & Wells (until
1986); and Judicial Clerk, U.S. District Court (District of Massachusetts) (until 1979).
---------------------------------------------------------------------------------------------------------------------------
EDWARD B. JAMIESON (53)       Vice           Since 2000       Not Applicable        None
One Franklin Parkway          President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and Portfolio Manager, Franklin Advisers, Inc.; officer of other subsidiaries of Franklin
Resources, Inc.; and officer and trustee of five of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
CHARLES E. JOHNSON (45)       Vice           Since 1991       Not Applicable        None
One Franklin Parkway          President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
President, Member - Office of the President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin
Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Advisers, Inc.; Chairman of
the Board, President and Director, Franklin Investment Advisory Services, Inc.; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of 34 of the investment companies in Franklin Templeton
Investments.
---------------------------------------------------------------------------------------------------------------------------




                                                                 NUMBER OF
                                                            PORTFOLIOS IN FUND
                                             LENGTH OF       COMPLEX OVERSEEN
NAME, AGE AND ADDRESS         POSITION       TIME SERVED      BY BOARD MEMBER*      OTHER DIRECTORSHIPS HELD
---------------------------------------------------------------------------------------------------------------------------
EDWARD V. MCVEY (64)          Vice           Since 1991       Not Applicable        None
26335 Carmel Rancho Blvd.     President
Carmel, CA 93923

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Distributors, Inc.; Executive Vice President, Templeton/Franklin Investment
Services, Inc.; and officer of 29 of the investment companies in Franklin Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
CHRISTOPHER J. MOLUMPHY (40)  Vice           Since 2000       Not Applicable        None
One Franklin Parkway          President
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President, Franklin Advisers, Inc.; and officer of two of the investment companies in Franklin Templeton
Investments.
---------------------------------------------------------------------------------------------------------------------------
KIMBERLEY MONASTERIO (38)     Treasurer      Since 2000       Not Applicable        None
One Franklin Parkway          and Principal
San Mateo, CA 94403-1906      Accounting
                              Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Senior Vice President, Franklin Templeton Services, LLC; and officer of 34 of the investment companies in Franklin
Templeton Investments.
---------------------------------------------------------------------------------------------------------------------------
MURRAY L. SIMPSON (64)        Vice           Since 2000       Not Applicable        None
One Franklin Parkway          President
San Mateo, CA 94403-1906      and Secretary

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:
Executive Vice President and General Counsel, Franklin Resources, Inc.; officer and/or director of some of the subsidiaries of Franklin Resources, Inc.; officer of 53 of the investment companies in Franklin Templeton Investments;
and FORMERLY, Chief Executive Officer and Managing Director, Templeton Franklin Investment Services (Asia) Limited (until
2000); and Director, Templeton Asset Management Ltd. (until 1999).
---------------------------------------------------------------------------------------------------------------------------

*We base the number of portfolios on each separate series of the registered investment companies comprising the Franklin Templeton Investments fund complex. These portfolios have a common investment adviser or affiliated investment advisers.
**Charles B. Johnson and Rupert H. Johnson, Jr. are considered interested persons of the Trust under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Trust's adviser and distributor. Harmon E. Burns is considered an interested person of the Trust under the federal securities laws due to his position as officer and director of Franklin Resources, Inc.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request. Shareholders may call 1-800/DIAL-BEN (1-800/342-5236) to request the SAI.

LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(REGISTRAION MARK) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

Franklin Templeton Investments

GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund

GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin California Growth Fund
Franklin Capital Growth Fund(1)
Franklin DynaTech Fund
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund(2)
Franklin Small Cap Growth Fund II(3)
Franklin Technology Fund

GROWTH & INCOME
Franklin Balance Sheet
 Investment Fund(4)
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund(5)
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund(6)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust(7)
Franklin Short-Intermediate
 U.S. Government Securities Fund(6)
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund(6)
Franklin Federal Money Fund(6,8)
Franklin Money Fund(6,8)

TAX-FREE INCOME9
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund(10)
Tax-Exempt Money Fund(6,8)

STATE-SPECIFIC
TAX-FREE INCOME(9)
Alabama
Arizona
California(11)
Colorado
Connecticut
Florida(11)
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(10)
Michigan(10)
Minnesota(10)
Missouri
New Jersey
New York(11)
North Carolina
Ohio(10)
Oregon
Pennsylvania
Tennessee
Texas
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust(12)


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin Small Cap Growth Fund I. Effective 9/1/01, the fund's name changed and its investment criteria expanded.
3. The fund is closed to most new investors, with the exception of retirement plan accounts and wrap program accounts. Existing shareholders can continue adding to their account.
4. Effective 5/1/02, the fund is closed to all new investors. Existing shareholders, however, will be able to continue adding to their accounts through exchanges and purchases. In addition, retirement plans with an existing account in the fund will be allowed to open new participant accounts.
5. Effective 4/1/02, the fund expanded its investment universe to include companies with market capitalizations up to $2.5 billion.
6. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
7. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
8. No assurance exists that the fund's $1.00 per share price will be maintained.
9. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
10. Portfolio of insured municipal securities.
11. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
12. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           05/02

[LOGO OMITTED]
FRANKLIN(REGISTRATION MARK) TEMPLETON(REGISTRATION MARK)
INVESTMENTS


One Franklin Parkway
San Mateo, CA  94403-1906



ANNUAL REPORT
FRANKLIN STRATEGIC SERIES

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin/Templeton Distributors, Inc.
1-800/DIAL BEN(REGISTRATION MARK)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Strategic Series prospectus, which contains more complete information including charges and expenses. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FSS1 A2002 06/02


[GRAPHIC OMITTED]
Printed on recycled paper
















































Semi
Annual
Report

[LOGO OMITTED]
WALL ST

OCTOBER 31, 2002

Franklin Strategic Series
Franklin Aggressive Growth Fund
Franklin Flex Cap Growth Fund
(formerly Franklin California Growth Fund)
Franklin Large Cap Growth Fund
Franklin Small Cap Growth Fund II
Franklin Small-Mid Cap Growth Fund

Want to receive this document faster via email?
--------------------------------------------------------------------------------
Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

[LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
INVESTMENTS

THANK YOU FOR INVESTING WITH FRANKLIN TEMPLETON. WE ENCOURAGE OUR INVESTORS TO MAINTAIN A LONG-TERM PERSPECTIVE AND REMEMBER THAT ALL SECURITIES MARKETS MOVE BOTH UP AND DOWN, AS DO MUTUAL FUND SHARE PRICES. WE APPRECIATE YOUR PAST SUPPORT AND LOOK FORWARD TO SERVING YOUR INVESTMENT NEEDS IN THE YEARS AHEAD.

RUPERT H. JOHNSON, JR.
PRESIDENT
FRANKLIN STRATEGIC SERIES

EDELIVERY DETAILS:
Log on at franklintempleton.com and click on Experience eDelivery. Shareholders who are registered at franklintempleton.com can receive these reports via email. Not all accounts are eligible for eDelivery.

SHAREHOLDER LETTER

Dear Shareholder:

This semiannual report for Franklin Strategic Series covers the period ended October 31, 2002 -- an extraordinary time of geopolitical upheaval and economic flux. Although the U.S. managed a tentative economic recovery during the six months under review, instability at home and abroad roiled the domestic stock markets. Cautious investors remained risk averse, as the number and degree of rallies were weak.


A ROCKY ROAD TO ECONOMIC RECOVERY
During the period under review, tepid productivity and a dearth of capital investment hampered economic growth. Unemployment reached 5.7% in October, and continued cutbacks in the financial services industry may increase this figure. 1 Throughout the reporting period, the Federal Reserve Board (the Fed) kept short-term interest rates at 1.75% and indicated concern about the weak economy. Meanwhile the federal budget deficit surged as new military and governmental initiatives were put into place, and worldwide demand for U.S. goods and services slowed.

After recording 1.3% and 4.0% gross domestic product annualized growth rates in 2002's second and third quarters, the economy is poised to grow over 3% for 2002, which is still in line with some analysts' expectations. The U.S. Treasury yield

1. Source: Bureau of Labor Statistics.


CONTENTS


Shareholder Letter ........   1

Special Feature:
How to Survive a
Volatile Stock Market .....   6

Fund Reports

  Franklin Aggressive
  Growth Fund .............   9

  Franklin Flex Cap
  Growth Fund .............  15

  Franklin Large Cap
  Growth Fund .............  23

  Franklin Small Cap
  Growth Fund II ..........  30

  Franklin Small-Mid
  Cap Growth Fund .........  37

Financial Highlights &
Statements of Investments .  43

Financial Statements ......  91

Notes to
Financial Statements ...... 100





FUND CATEGORY

Global
Growth
Growth
& Income
Income
Tax-Free Income
curve fell, aiding the balance sheets of both consumers and businesses as they financed new or refinanced older debt at lower levels. Consumer spending has not yet reflected diminishing consumer confidence, as personal consumption increased.


INVESTORS CAUTIOUS ON EQUITIES
The economic recovery's uneven pace contributed to announcements of reduced corporate earnings estimates as profit margins dwindled. Many companies delayed expansions and equipment upgrades, revamped operations to run leaner and brought excess overhead and inventories under control. News of accounting scandals strained investor confidence, which contributed to the sliding U.S. dollar and sinking stock markets. With the addition of widespread unease over possible war and terrorism, equity markets experienced double-digit declines. For the six months ended October 31, 2002, the Dow Jones Industrial Average (the Dow), Nasdaq Composite Index (Nasdaq) and Standard & Poor's 500 Composite Index (S&P
500) posted losses of 14.60%, 21.03% and 17.01%, respectively. 2


SIGNS OF STRENGTH AHEAD
We continue to see strength across a variety of economic sectors. Many leading economists, including Fed chief Alan Greenspan, believe the economy is now struggling past the excesses of the late 1990s' bubble economy, which could put us in very good shape for a more broadly based recovery in 2003. Inventories are lean again, and it appears the hard lessons of corporate accountability have been learned. Despite



"MANY LEADING ECONOMISTS ... BELIEVE THE ECONOMY [COULD BE] IN VERY GOOD SHAPE FOR A MORE BROADLY BASED RECOVERY IN 2003."

2. Source: Standard & Poor's Micropal. The Dow is price-weighted based on the average market price of 30 blue chip stocks of companies that are generally industry leaders. Total return, calculated by Wilshire Associates Inc., includes reinvested dividends. The Nasdaq measures all domestic and international common stocks listed on the Nasdaq Stock Market. The index is market value-weighted and includes over 4,000 companies. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

the economic recovery's slower pace, we believe that the U.S. economy may not fall into a "double-dip" scenario. Rather, we hope that in the wake of scandals and overextended stock markets we have reached a new level of corporate truth, reliability and sustainability.

The recent, intensified interest in corporate governance has highlighted the importance of Franklin Templeton's rigorous research process and decades of experience. Franklin Templeton Investments has more than 350 research analysts and portfolio managers whose goal is to carefully evaluate every company our funds invest in. Our portfolio managers couple their ongoing evaluation of a company's public financial statements and Wall Street analysis with their own individual and independent fundamental research.

Independent research typically involves numerous analytic measures, including regular conversations with company management, an equally comprehensive evaluation of that company's competition and a look at how the company fits in its sector, as well as other overall economic and country issues that might impact the company's true value.

We have always looked at the logic behind financial statements and paid particular attention to footnotes and explanations of accounting policies. We typically avoid investing in companies with accounting practices that we either do not understand, believe to be aggressive, or disagree with. Having said that, we do not have access to internal company financial data, so there is no way we can protect against outright fraud by management. That is an issue that needs to be addressed by the SEC, the stock exchanges and the auditors. We strongly support legislation and measures we believe are in the best interest of our investors and shareholders.

Recent market uncertainty reinforces the importance of investing for the long term, so short-term market fluctuations have minimal impact on overall investment goals. We firmly believe that most people benefit from professional advice, and that advice is never more valuable than during a volatile market. For that reason, we encourage you to discuss your financial goals with your investment representative, who can address concerns about volatility and help you diversify your investments and stay focused on the long term.

Looking ahead, we anticipate continued economic recovery, and we remain optimistic about the long-term prospects for the Funds in Franklin Strategic Series. We believe the federal government may develop more fiscal stimulus packages to reinvigorate economic growth as necessary, and many companies have cut costs significantly and streamlined their businesses, which could eventually yield strong earnings growth. The current bear market has lasted a long time by historical standards, and we think stock valuations are beginning to look more attractive.

Franklin Templeton's portfolio managers and analysts devote themselves to providing funds with carefully selected and diversified holdings, which they continually oversee. In particular, the Funds included in Franklin Strategic Series have specialized investment goals that make them attractive holdings to anchor a well-rounded portfolio. For in-depth discussions about each Fund, please see the specific Fund reports following this shareholder letter.

As always, we appreciate your support, welcome your comments and questions, and look forward to continuing to serve your investment needs.

Sincerely,


/s/ RUPERT H. JOHNSON, JR.
--------------------------
Rupert H. Johnson, Jr.
President
Franklin Strategic Series


--------------------------------------------------------------------------------
A NOTE ABOUT
DUPLICATE MAILINGS
YOU WILL RECEIVE THE FUND'S SHAREHOLDER REPORT EVERY SIX MONTHS. TO REDUCE FUND EXPENSES, WE TRY TO IDENTIFY RELATED SHAREHOLDERS IN A HOUSEHOLD AND SEND ONLY ONE COPY OF THE REPORT. THIS PROCESS, CALLED "HOUSEHOLDING," WILL CONTINUE INDEFINITELY UNLESS YOU INSTRUCT US OTHERWISE. IF YOU PREFER NOT TO HAVE THESE DOCUMENTS HOUSEHOLDED, PLEASE CALL US AT 1-800/632-2301. AT ANY TIME YOU MAY VIEW CURRENT SHAREHOLDER REPORTS ON OUR WEBSITE.
--------------------------------------------------------------------------------

SPECIAL FEATURE:
HOW TO SURVIVE A
VOLATILE STOCK MARKET


[GRAPHIC OMITTED]
SPECIAL
FEATURE

4TH QUARTER 2002

Most people are quick to agree that volatile markets present buying opportunities for investors with long-term horizons. But mustering the discipline to make purchases can be difficult. You can't help wondering, "Is this really the right time to buy?" Many shareholders are asking this question, and we'd like to take a moment to offer our perspective.


CONSIDER DOLLAR-COST AVERAGING
Dollar-cost averaging makes it easier to cope with volatility and can help reduce anxiety in the investment process. Simply put, dollar-cost averaging is committing a fixed amount of money at regular intervals to an investment. Since you buy more shares when prices are low and fewer shares when prices are high, over time, your average cost per share may be less than the average price per share. Dollar-cost averaging involves a continuous, disciplined investment in fund shares, regardless of fluctuating price levels.

The following table demonstrates how your average share cost could be less than the average share price during the hypothetical six-month period shown. We recommend that you consult with your financial advisor regarding purchases through periods of low price levels or changing economic conditions.


              -----------------------------------------------------
              NOT FDIC INSURED o MAY LOSE VALUE o NO BANK GUARANTEE
              -----------------------------------------------------

                       NOT PART OF THE SHAREHOLDER REPORT

                 MONTHLY                               SHARES
               INVESTMENT            SHARE            PURCHASED
MONTH            AMOUNT              PRICE           EACH MONTH
---------------------------------------------------------------
January           $500              $9.00               55.6
February          $500             $10.00               50.0
March             $500              $8.00               62.5
April             $500             $11.75               42.6
May               $500             $12.75               40.8
June              $500              $9.00               55.6
---------------------------------------------------------------
TOTAL           $3,000             $60.00              307.1

AVERAGE SHARE PRICE:                AVERAGE SHARE COST:
---------------------------------------------------------------
$10.00 ($60.00/6 purchases)         $9.77 ($3,000/307.1 shares)

Figures are for illustrative purposes only.

While no investment technique can assure a profit or protect against loss in declining markets, dollar-cost averaging provides you with a simple investment strategy that can help you make the most of your investment dollars. What's more, it eliminates concerns about investing at the right time.


BELIEVE YOUR BELIEFS AND DOUBT YOUR DOUBTS
There are no real secrets to managing volatility. Most shareholders already know that the best way to navigate a choppy market is having a good long-term plan and a well-diversified portfolio. But sticking to these fundamental beliefs is sometimes easier said than done. When put to the test, you sometimes begin doubting your beliefs and believing your doubts. This can lead to short-term moves that divert you from long-term goals.


CONSULT WITH YOUR FINANCIAL ADVISOR
Market volatility is not unusual. It's the nature of markets to move up and down over the short term. In a downturn, your own financial advisor is your first and best line of defense.

                       NOT PART OF THE SHAREHOLDER REPORT

If you have questions about the investments you currently own, call your financial advisor. He or she can review your personal investment objectives and strategy and make any changes necessary to reduce potential risk. Most importantly, consulting your advisor could prevent you from making emotional decisions you might regret later.


                       NOT PART OF THE SHAREHOLDER REPORT

FRANKLIN AGGRESSIVE GROWTH FUND


--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN AGGRESSIVE GROWTH FUND SEEKS CAPITAL APPRECIATION BY INVESTING PRIMARILY IN THE EQUITY SECURITIES OF COMPANIES DEMONSTRATING ACCELERATING GROWTH, INCREASING PROFITABILITY, OR ABOVE-AVERAGE GROWTH OR GROWTH POTENTIAL, WHEN COMPARED WITH THE OVERALL ECONOMY.
--------------------------------------------------------------------------------


This semiannual report for Franklin Aggressive Growth Fund covers the period ended October 31, 2002. Weak economic data, geopolitical instability, possibility of war and mounting concerns about the integrity of corporate governance continued to plague the stock markets during the six months under review. In this volatile environment, predicting companies' future earnings streams became increasingly difficult and eroded investor confidence. Equity valuations shrank, despite a decline in Treasury yields, and all major U.S. equity market indexes posted losses. More specifically, the benchmark Russell 3000(R) Growth Index, which is weighted toward large capitalization companies, fell 18.66% for the six months ended October 31, 2002, while the Russell 2000(R) Growth Index of small capitalization companies fell 28.95% during the same period. 1 The broader



1. Source: Standard & Poor's Micropal. The unmanaged Russell 3000 Growth Index is market capitalization-weighted and measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The unmanaged Russell 2000 Growth Index is market capitalization-weighted and measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 48.

PORTFOLIO BREAKDOWN
Franklin Aggressive Growth Fund
Based on Total Net Assets
10/31/02

Electronic Technology*       24.8%
Technology Services*         17.8%
Health Technology*           12.1%
Consumer Services            7.1%
Retail Trade                 6.5%
Commercial Services          4.3%
Producer Manufacturing       3.8%
Industrial Services          3.1%
Finance                      2.7%
Health Services              2.0%
Process Industries           1.6%
Transportation               1.4%
Short-Term Investments       12.8%
& Other Net Assets



Standard & Poor's 500 Composite Index (S&P 500) fell 17.01% for the six months under review. 2

Within this difficult environment, Franklin Aggressive Growth Fund - Class A posted a -28.59% cumulative total return, as shown in the Performance Summary beginning on page 13. The Fund's poor results stemmed largely from exposure to economically sensitive sectors, significant exposure to small companies and holdings in several companies whose share prices saw dramatic declines.

Throughout the reporting period we positioned the Fund's portfolio with companies we thought could benefit from an economic recovery, and invested in many sectors that we considered cyclical -- or economically sensitive -- in nature. After showing strong growth in 2002's first quarter, the economy slowed again in the following two quarters. Capital spending remained weak, and the resilient American consumer finally appeared to curtail spending, leaving little pent-up demand. Our positions in electronic technology, technology services, commercial services, biotechnology, consumer services and retail stocks had a negative impact on Fund performance. Long-suffering technology stocks were especially weak, due to shrinking corporate budgets and a sharp drop-off in equipment upgrades. During the period, we reduced our exposure to numerous technology industries, selling positions in companies that we believed would continue to face pressures stemming from an ongoing spending slowdown. Health technology issues, especially biotechnology and pharmaceutical stocks, also


*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

2. Source: Standard & Poor's Micropal. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The index includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

performed poorly due to a number of factors that included unexpectedly poor clinical data and high-profile Food and Drug Administration setbacks. In light of our recent analysis and outlook, we remained underweighted in health technology stocks at period-end relative to the benchmark Russell 3000 Growth Index.

Throughout the Fund's existence, we have kept the same investment philosophy. We continue our disciplined search for attractively priced growth companies in a variety of industries. We still seek to invest in companies that could benefit from a growing economy, as we expect a recovery may take place in the coming months. However, geopolitical turmoil and relatively high energy prices make future economic growth predictions more difficult. In such an uncertain economic environment, we believe it is important to focus foremost on companies with identifiable competitive advantages and strong balance sheets. We look for businesses possessing the ability to invest for future growth and gain market share, those companies displaying strong operating leverage, or the ability to increase profit margins as sales grow, and finally, in light of recent corporate malfeasance, companies with proven management teams and proper accounting practices.

Despite the economy's uncertain path and its effects on flagging investor confidence, for the long term we remain optimistic about the equity markets and Franklin Aggressive Growth Fund. These days, we are seeing reasonable stock valuation levels and the underpinnings for a prospective profit recovery. Although we do not expect the recovery to be trouble-free, especially in light of ongoing geopolitical turmoil, we will remain vigilant as we seek to take advantage of any volatility to buy stocks of well-positioned growth companies at attractive valuations.



TOP 10 HOLDINGS
Franklin Aggressive Growth Fund
10/31/02

COMPANY           % OF TOTAL
SECTOR/INDUSTRY   NET ASSETS
----------------------------

Affiliated Computer
Services Inc., A        2.8%
TECHNOLOGY SERVICES

Pfizer Inc.             2.3%
HEALTH TECHNOLOGY

Cost Plus Inc.          2.2%
RETAIL TRADE

Tektronix Inc.          2.2%
ELECTRONIC TECHNOLOGY

Dell Computer Corp.     2.1%
ELECTRONIC TECHNOLOGY

Weatherford
International Inc.      2.1%
INDUSTRIAL SERVICES

Caremark RX Inc.        2.0%
HEALTH SERVICES

Lamar Advertising Co., A1.9%
COMMERCIAL SERVICES

Entercom Communications
Corp.                   1.9%
CONSUMER SERVICES

Network Associates Inc. 1.9%
TECHNOLOGY SERVICES

Thank you for your participation in Franklin Aggressive Growth Fund. We appreciate your support, welcome your comments and look forward to serving your future investment needs.

/s/ MICHAEL MCCARTHY
--------------------
Michael McCarthy



/s/ JOHN P. SCANDALIOS
----------------------
John P. Scandalios
Portfolio Management Team
Franklin Aggressive Growth Fund



-------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
-------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 10/31/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



FRANKLIN AGGRESSIVE
GROWTH FUND

--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 5.75% initial sales charge.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------


PRICE INFORMATION

CLASS A                        CHANGE        10/31/02   4/30/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$3.54          $8.84    $12.38

CLASS B                        CHANGE        10/31/02   4/30/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$3.52          $8.68    $12.20

CLASS C                        CHANGE        10/31/02   4/30/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$3.51          $8.67    $12.18

CLASS R                        CHANGE        10/31/02   4/30/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$3.55          $8.82    $12.37

ADVISOR CLASS                  CHANGE        10/31/02   4/30/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$3.56          $8.94    $12.50

Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable, maximum sales charge(s). Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any applicable, maximum sales charge(s).

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.


PERFORMANCE

                                                                                        INCEPTION
CLASS A                                         6-MONTH            1-YEAR      3-YEAR   (6/23/99)
---------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       -28.59%            -24.19%    -44.74%      -9.48%
Average Annual Total Return 2                   -32.72%            -28.54%    -19.54%      -4.62%
Value of $10,000 Investment 3                    $6,728             $7,146     $5,208      $8,531
Avg. Ann. Total Return (9/30/02) 4                                 -26.88%    -17.72%      -7.32%

                                                                                        INCEPTION
CLASS B                                         6-MONTH            1-YEAR      3-YEAR   (6/23/99)
---------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       -28.85%            -24.72%    -45.78%      -11.19%
Average Annual Total Return 2                   -31.70%            -27.73%    -19.26%       -4.32%
Value of $10,000 Investment 3                    $6,830             $7,227     $5,263       $8,621
Avg. Ann. Total Return (9/30/02) 4                                 -26.02%    -17.39%       -7.04%

                                                                                        INCEPTION
CLASS C                                         6-MONTH            1-YEAR      3-YEAR   (6/23/99)
---------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       -28.82%            -24.67%    -45.81%      -11.30%
Average Annual Total Return 2                   -30.22%            -26.20%    -18.75%       -3.80%
Value of $10,000 Investment 3                    $6,978             $7,380     $5,363       $8,782
Avg. Ann. Total Return (9/30/02) 4                                 -24.39%    -16.90%       -6.51%

                                                          INCEPTION
CLASS R                                        6-MONTH     (1/1/02)
-------------------------------------------------------------------
Cumulative Total Return 1                       -28.70%     -35.85%
Aggregate Total Return 5                        -29.41%     -36.50%
Value of $10,000 Investment 3                    $7,059      $6,350
Aggregate Total Return (9/30/02) 4,5                        -41.97%

                                                                   INCEPTION
ADVISOR CLASS                        6-MONTH    1-YEAR     3-YEAR  (6/23/99)
----------------------------------------------------------------------------
Cumulative Total Return 1            -28.48%    -23.98%    -44.19%    -8.42%
Average Annual Total Return 2        -28.48%    -23.98%    -17.67%    -2.59%
Value of $10,000 Investment 3         $7,152     $7,602     $5,581    $9,158
Avg. Ann. Total Return (9/30/02) 4              -22.21%    -15.79%    -5.33%

--------------------------------------------------------------------------------
Ongoing stock market volatility can significantly affect short-term performance; more recent returns may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN FLEX CAP GROWTH FUND



--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN FLEX CAP GROWTH FUND (FORMERLY FRANKLIN CALIFORNIA GROWTH FUND) SEEKS CAPITAL APPRECIATION THROUGH A POLICY OF INVESTING A MAJORITY OF ITS TOTAL NET ASSETS IN SECURITIES OF COMPANIES EITHER HEADQUARTERED OR CONDUCTING MOST OF THEIR OPERATIONS IN THE STATE OF CALIFORNIA.
--------------------------------------------------------------------------------


This semiannual report for Franklin Flex Cap Growth Fund covers the period ended October 31, 2002. The six months under review were particularly turbulent as concerns over the sluggish economic recovery, earnings shortfalls and disappointments, weakening consumer spending, pension and option costs, accounting and corporate governance issues, the temporary closing of West Coast shipping ports and potential war in Iraq all weighed heavily on the stock markets. Furthermore, the Federal Reserve Board (the Fed) held the federal funds target rate steady at 1.75% despite deteriorating economic statistics, raising concerns that lower interest rates might no longer stimulate the economy as strongly through lower consumer debt


EFFECTIVE SEPTEMBER 1, 2002, FRANKLIN CALIFORNIA GROWTH FUND'S NAME CHANGED TO FRANKLIN FLEX CAP GROWTH FUND. IN ADDITION TO THE NAME CHANGE, THE FUND'S INVESTMENT CRITERIA WERE MODIFIED. THE FUND WILL INVEST A MAJORITY OF ITS ASSETS IN EQUITY SECURITIES ISSUED BY COMPANIES HEADQUARTERED OR CONDUCTING MOST OF THEIR OPERATIONS IN CALIFORNIA. PRIOR TO SEPTEMBER 1, 2002, THE FUND WAS REQUIRED TO INVEST AT LEAST 80% OF ITS NET ASSETS IN EQUITY SECURITIES OF CALIFORNIA COMPANIES. THE FUND'S INVESTMENT GOAL OF CAPITAL APPRECIATION REMAINS THE SAME. FOR MORE INFORMATION, PLEASE SEE THE PROSPECTUS.


The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 55.

PORTFOLIO BREAKDOWN
Franklin Flex Cap Growth Fund
Based on Total Net Assets
10/31/02

Health Technology       16.8%
Electronic Technology   14.2%
Finance                 13.6%
Consumer Services       10.4%
Real Estate              6.5%
Technology Services      5.6%
Health Services          3.8%
Consumer Non-Durables    3.6%
Producer Manufacturing   3.6%
Consumer Durables        2.9%
Retail Trade             2.7%
Transportation           2.4%
Commercial Services      2.0%
Distribution Services    1.7%
Process Industries       1.0%
Other                    2.1%
Short-Term Investments
& Other Net Assets       7.1%



and mortgage interest rates. The major equity indexes posted some of their worst returns in recent U.S. history, trending lower as investors' confidence faded with each new concern. However, the markets' successful retest of multi-year lows in October was an encouraging sign that we appeared near the bottom of the market, and they rebounded in October as investors appeared to anticipate another Fed rate cut. We were also encouraged by continued strength in U.S. gross domestic product growth, estimated at 4.0% annualized for 2002's third quarter. Growth was somewhat uneven and influenced, for the most part, by government spending, strong productivity, lean inventory levels across the breadth of the economy, early signs of stabilizing unemployment and a record wave of mortgage refinancings and debt consolidation that helped put extra cash into consumers' pockets.

Within this mixed and difficult environment, Franklin Flex Cap Growth Fund - Class A posted a -21.82% six-month cumulative total return through October 31, 2002, as shown in the Performance Summary beginning on page 21. By comparison, the Russell 3000 Growth Index posted a -18.66% total return, and the Standard & Poor's 500 Composite Index (S&P 500) returned -17.01% during the same period. 1 Although our short-term results were disappointing, over the long term the Fund has performed quite well, as shown in the second page of the Performance Summary.



1. Source: Standard & Poor's Micropal. The unmanaged Russell 3000 Growth Index is market capitalization-weighted and measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

In our previous report, we mentioned that we had been slowly increasing the Fund's exposure to cyclical growth companies in anticipation of an economic recovery. But second quarter 2002 economic growth figures were weaker than expected, and economically sensitive stocks declined as investors elongated their time frames for future recovery. This, unfortunately, impacted the Fund's results during the reporting period as a number of technology-related companies continued their decline, despite having more reasonable valuation levels. For example, ProBusiness is one small-cap position we have held for some time and believe is fundamentally undervalued. Due to concerns about lower interest rates hurting margins, and a general lack of interest by the market in regard to most small-cap companies, ProBusiness' share price declined more than 50% during the reporting period. Although we were still expecting economic improvement heading into 2003, at period-end we were maintaining a more cautious portfolio balance. We held shares of more defensively postured companies and selected investments in companies that we believe could be first to benefit from an economic turnaround, including semiconductors and semiconductor capital equipment makers. By third quarter 2002, the economic environment suggested we might be heading for a "profitless recovery," so we focused on businesses that showed an ability to sustain some level of growth even in tougher times. We also favored those companies that, in our analysis, can expand margins through some form of pricing power or market share gains regardless of economic conditions. Two additions to the portfolio that we believe fit such parameters are Pfizer and Valspar, leading companies in their respective markets.



TOP 10 HOLDINGS
Franklin Flex Cap Growth Fund
10/31/02


COMPANY               % OF TOTAL
SECTOR/INDUSTRY       NET ASSETS
--------------------------------

Wellpoint Health
Networks Inc.               2.9%
HEALTH SERVICES

Amgen Inc.                  2.9%
HEALTH TECHNOLOGY

Fox Entertainment
Group Inc., A               2.5%
CONSUMER SERVICES

Wells Fargo & Co.           2.5%
FINANCE

Mattel Inc.                 2.5%
CONSUMER DURABLES

eBay Inc.                   2.4%
CONSUMER SERVICES

Expeditors International
of Washington Inc.          2.4%
TRANSPORTATION

IDEC Pharmaceuticals Corp.  2.3%
HEALTH TECHNOLOGY

The PMI Group Inc.          2.3%
FINANCE

Varian Inc.                 2.3%
PRODUCER MANUFACTURING

On a sector basis, we continue to favor financial services, biotechnology and consumer services. We recently decreased our positions in real estate investment trusts (REITs) as we believed new weakness in the commercial real estate market would eventually impact some of these companies negatively. We continue to believe in the biotechnology industry's long-term prospects, because we think the heavy research funding and advances of the past 10 years should produce many new pharmaceutical products in the coming decade. As such, Amgen, IDEC Pharmaceuticals and Genentech are three of the Fund's largest holdings. We also have numerous smaller investments in companies offering promising drugs that are currently awaiting Food and Drug Administration approval. Elsewhere, we believe the Fund's media industry holdings, such as Fox Entertainment and Univision, will benefit from an advertising recovery, evidenced by the recent strength in advertising sales. Finally, certain Internet segments are experiencing growth, which in our analysis may benefit Fund holdings such as eBay.

At period-end, the Fund was underweighted in the consumer non-durables, producer manufacturing and technology services sectors. We believe these sectors will remain depressed until corporate spending and capital investments improve.

On September 1, 2002, we changed the Fund's name to Franklin Flex Cap Growth Fund and modified the prospectus so that it now normally invests a majority (rather than the previous requirement of at least 80%) of total net assets in California-linked companies. This change has not altered our investment phi-losophy; we are still looking for the same criteria in terms of company fundamentals and quality. In essence, the spirit of the Fund -- identifying leading companies that we believe are innovative, entrepreneurial and forward thinking -- remains the same. We are particularly attracted to companies with sustainable competitive advantages and solid growth prospects, and that are leaders within their respective industries. Some examples of the Fund's recent, new positions include pharmaceutical leader Pfizer, industrial and consumer coatings maker Valspar, and MBIA, a leading provider of bond insurance and other public-sector services.

We firmly believe the worst of the difficult investment environment is now behind us. We are keeping a watchful eye on consumer spending for any signs of weakness, while the government stimulus programs, including 2002 tax cuts and lower interest rates, work their way into the economy. We do see some silver linings in the economy that make us optimistic. There are signs that the U.S. equity markets may be reaching a bottom level, supported by more reasonable valuations, general market psychology and liquidity from other asset classes that we believe will eventually find its way back into equities. We think investors' performance expectations are returning to more reasonable levels, in line with stocks' historical return rates. We believe that our disciplined stock selection process, which has served investors well in the past, will continue to deliver sound investment results in the future.

Looking ahead, we believe the market declines during the past couple of years have created a host of solid investment opportunities for the Fund, the likes of which we have not seen for many years. Thus, we hold a cautiously optimistic outlook for Franklin Flex Cap Growth Fund.

Thank you for your participation in Franklin Flex Cap Growth Fund. We appreciate your support, welcome your comments and look forward to serving your future investment needs.


/s/ CONRAD B. HERRMANN
----------------------
Conrad B. Herrmann
Portfolio Manager
Franklin Flex Cap Growth Fund


--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy. Of course, there are certain risks involved with investing in a non-diversified fund concentrating in securities associated with a single state, such as increased susceptibility to adverse economic or regulatory developments. The Fund also invests a portion of its assets in technology companies, which involves more risk than a fund with broad sector diversification. These and other risks are described in the prospectus.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 10/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



FRANKLIN FLEX CAP
GROWTH FUND


--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.
--------------------------------------------------------------------------------



PRICE INFORMATION

CLASS A                        CHANGE        10/31/02   4/30/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$6.70         $24.00    $30.70

CLASS B                        CHANGE        10/31/02   4/30/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$6.62         $23.29    $29.91

CLASS C                        CHANGE        10/31/02   4/30/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$6.63         $23.34    $29.97

CLASS R                        CHANGE        10/31/02   4/30/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$6.71         $23.96    $30.67

Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.


PERFORMANCE

CLASS A                                         6-MONTH              1-YEAR     5-YEAR      10-YEAR
---------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       -21.82%             -15.76%    +15.88%     +295.50%
Average Annual Total Return 2                   -26.31%             -20.61%     +1.78%      +14.06%
Value of $10,000 Investment 3                    $7,369              $7,939    $10,920      $37,267
Avg. Ann. Total Return (9/30/02) 4                                  -19.52%     -0.03%      +13.99%

                                                                                         INCEPTION
CLASS B                                         6-MONTH             1-YEAR     3-YEAR     (1/1/99)
----------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       -22.13%             -16.37%    -26.65%     +2.19%
Average Annual Total Return 2                   -25.25%             -19.72%    -10.67%     -0.18%
Value of $10,000 Investment 3                    $7,475              $8,028     $7,128     $9,931
Avg. Ann. Total Return (9/30/02) 4                                  -18.58%     -8.75%     -1.56%

                                                                                         INCEPTION
CLASS C                                         6-MONTH              1-YEAR    5-YEAR     (9/3/96)
----------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       -22.12%             -16.37%    +11.69%     +49.24%
Average Annual Total Return 2                   -23.67%             -18.03%     +2.03%      +6.55%
Value of $10,000 Investment 3                    $7,633              $8,197    $11,057     $14,777
Avg. Ann. Total Return (9/30/02) 4                                  -16.87%     +0.23%      +5.73%

                                                                  INCEPTION
CLASS R                                         6-MONTH            (1/1/02)
---------------------------------------------------------------------------
Cumulative Total Return 1                       -21.88%             -24.75%
Aggregate Total Return 5                        -22.66%             -25.50%
Value of $10,000 Investment 3                    $7,734              $7,450
Aggregate Total Return (9/30/02) 4,5                                -29.33%

According to Lipper, Inc., Franklin Flex Cap Growth Fund - Class A ranked #123 out of 414 multi-cap growth funds, #31 out of 235 funds, #21 out of 162 funds, and #2 out of 50 funds for the respective 1-, 3-, 5- and 10-year periods ended 10/31/02, as measured by the Lipper Multi-Cap Growth Funds Average. Lipper rankings do not include sales charges and may have differed if such charges had been considered.

--------------------------------------------------------------------------------
Ongoing stock market volatility can significantly affect short-term performance; more recent returns may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.


Past performance does not guarantee future results.

FRANKLIN LARGE CAP GROWTH FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN LARGE CAP GROWTH FUND SEEKS LONG-TERM CAPITAL APPRECIATION BY INVESTING AT LEAST 80% OF NET ASSETS IN COMPANIES WHOSE MARKET CAPITALIZATIONS ARE WITHIN THE TOP 50% OF COMPANIES LISTED IN THE RUSSELL 1000(R) INDEX AT THE TIME OF PURCHASE. 1
--------------------------------------------------------------------------------


This semiannual report for Franklin Large Cap Growth Fund covers the period ended October 31, 2002. The six months under review marked a continuation of a 30-month trend of particularly difficult conditions for equity investments, with both value- and growth-oriented stocks posting losses. Continued economic sluggishness, worries about waning consumer strength, and concerns about Middle East instability contributed to skittish investor psychology and a lack of buyers in the market.

After relatively stronger performance by value stocks over growth stocks through 2002's first quarter, both styles declined roughly



1. Source: Standard & Poor's Micropal. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represent approximately 89% of the total market capitalization of the Russell 3000 Index.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 65.

PORTFOLIO BREAKDOWN
Franklin Large Cap Growth Fund
Based on Total Net Assets 10/31/02

Electronic Technology*  16.5%
Health Technology*      15.7%
Technology Services*    10.2%
Finance                  9.9%
Retail Trade             8.8%
Consumer Non-Durables    7.9%
Consumer Services        7.1%
Producer Manufacturing   3.8%
Distribution Services    1.9%
Process Industries       1.5%
Communications           1.3%
Other                    1.3%
Short-Term Investments
& Other Net Assets      14.1%



in tandem during the six months under review. To put this into context, the Russell 1000 Value Index declined 17.35% for the six months ended October 31, 2002, and the Russell 1000 Growth Index fell 17.87% during the same period. 2 The gap between value and growth stock performance closed as both styles were negatively impacted by broadening market weakness.

However, during the period under review, large cap stocks tended to outperform those of small companies. The largest 100 companies in the Standard & Poor's 500 Composite Index (S&P 500) fell an average of 14.5% during the period under review, while the remaining 400 companies dropped more than 20.6%. 3 Prior to this reporting period, leading companies such as Pfizer, Procter & Gamble, Dell, Home Depot and many more were selling at some of the decade's most attractive valuations, a result of many investors' apparent bearish frenzy to liquidate stocks. We found this negative psychology helped create attractive buying opportunities, allowing shares of some of the world's best companies to be purchased for the Fund at relative bargain prices, in our opinion. As investors generally came to recognize this, larger companies garnered some newfound attention and began outperforming their smaller counterparts. These lower valuation levels persisted through period-end and led us to feel more optimistic about large-cap growth companies than we have in recent memory.



*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

2. Source: Standard & Poor's Micropal. The Russell 1000 Value Index is market capitalization-weighted and measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Growth Index is market capitalization-weighted and measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

3. Source: Standard &Poor's Micropal. The S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

In this challenging investment environment, Franklin Large Cap Growth Fund - Class A posted a -19.82% cumulative total return for the six months ended October 31, 2002, as shown in the Performance Summary beginning on page 28. We slightly underperformed our benchmark, the Russell 1000 Growth Index.

On October 31, 2002, the Fund held 85.9% of total net assets in equities and 14.1% in short-term investments and other net assets. More than 99% of the portfolio's equity holdings were companies with market capitalizations greater than that of the stock at the Russell 1000's midpoint, the definition of large cap according to the Fund's prospectus. As in past reporting periods, the portfolio remained concentrated in higher growth industries.

Throughout the reporting period, the strongest contributors to Fund performance were technology-oriented stocks. In general, we were pleased that we managed to own many of the right stocks, while avoiding several wrong ones. For example, we completely avoided Texas Instruments and sold our stakes in EDS and Sun Microsystems, which fell precipitously by period-end, while strong earnings aided returns for our investments including Intuit (for a gain of 32.5%); eBay (+19.1%); QualComm (+14.5%); Dell (+8.6%); and Yahoo! (+1.1%). Stock picking served us well in other industries with Starbucks, Sysco and Amazon.com all turning in gains during the reporting period despite the broader equity market's sharply negative performance.



TOP 10 HOLDINGS
Franklin Large Cap Growth Fund
10/31/02

COMPANY               % OF TOTAL
SECTOR/INDUSTRY       NET ASSETS
--------------------------------

Microsoft Corp.             5.4%
TECHNOLOGY SERVICES

Pfizer Inc.                 4.8%
HEALTH TECHNOLOGY

Intel Corp.                 3.0%
ELECTRONIC TECHNOLOGY

General Electric Co.        2.6%
PRODUCER MANUFACTURING

Wal-Mart Stores Inc.        2.4%
RETAIL TRADE

Applied Materials Inc.      2.1%
ELECTRONIC TECHNOLOGY

Lexmark International Inc.  2.0%
ELECTRONIC TECHNOLOGY

Johnson & Johnson           2.0%
HEALTH TECHNOLOGY

Amgen Inc.                  1.8%
HEALTH TECHNOLOGY

International Business
Machines Corp.              1.8%
ELECTRONIC TECHNOLOGY

Fund holdings in the depressed medical specialties arena, notably Baxter and Medtronic, negatively affected Fund performance during most of the six months under review. As a result, we exited these positions as well as those in specialty pharmaceuticals, notably Shire and King, and redeployed the sale proceeds into major pharmaceuticals such as Pfizer and Wyeth. Although negative headlines and shorter-term fundamentals put downward pressure on these companies, we believe the long-term growth potential is exciting, particularly with the stocks at their lowest levels in many years.

Looking forward, we have worked to position the Fund to benefit from a moderately strengthening U.S. economy. Despite the turmoil since early 2000, the American economy has been quite resilient. Gross domestic product growth is slower than in recent boom years, but appears to be gaining strength. The unemployment rate, although slightly higher in 2002 so far, is low and manageable by historical standards. Personal income has grown with increased productivity. The domestic economy has thus far shrugged off numerous shocks. If those underlying economic indicators hold up well, which we believe they will, the economy could rebound further as we head into 2003. We are therefore confident about the Fund's long-term prospects and comfortable adhering to our philosophy of investing in industry leaders within the highest growth sectors.

Thank you for your participation in Franklin Large Cap Growth Fund. We appreciate your support, welcome your comments and look forward to serving your future investment needs.


/s/ THERESA SPATH
-----------------
Theresa Spath


/s/ EDWARD B. JAMIESON
----------------------
Edward B. Jamieson


/s/ MATT MOBERG
---------------
Matt Moberg

Portfolio Management Team
Franklin Large Cap Growth Fund


-------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
-------------------------------------------------------------------------------

FRANKLIN LARGE CAP
GROWTH FUND

PERFORMANCE SUMMARY AS OF 10/31/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.


--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 5.75% initial sales charge.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------


PRICE INFORMATION

CLASS A                        CHANGE        10/31/02   4/30/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$1.78          $7.20     $8.98

CLASS B                        CHANGE        10/31/02   4/30/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$1.77          $7.05     $8.82

CLASS C                        CHANGE        10/31/02   4/30/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$1.77          $7.05     $8.82

CLASS R                        CHANGE        10/31/02   4/30/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$1.79          $7.19     $8.98

ADVISOR CLASS                  CHANGE        10/31/02   4/30/02
---------------------------------------------------------------
Net Asset Value (NAV)          -$1.79          $7.26     $9.05

              Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable, maximum sales charge(s). Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any applicable, maximum sales charge(s).

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.


PERFORMANCE

                                                                                          INCEPTION
CLASS A                                         6-MONTH             1-YEAR     3-YEAR      (6/7/99)
---------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       -19.82%            -17.90%     -35.69%     -27.78%
Average Annual Total Return 2                   -24.45%            -22.66%     -15.38%     -10.70%
Value of $10,000 Investment 3                    $7,555             $7,734      $6,058      $6,806
Avg. Ann. Total Return (9/30/02) 4                                 -25.14%     -14.86%     -12.87%

                                                                                          INCEPTION
CLASS B                                         6-MONTH             1-YEAR     3-YEAR      (6/7/99)
---------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       -20.07%            -18.40%     -36.89%     -29.38%
Average Annual Total Return 2                   -23.27%            -21.67%     -15.09%     -10.53%
Value of $10,000 Investment 3                    $7,673             $7,833      $6,122      $6,850
Avg. Ann. Total Return (9/30/02) 4                                 -24.31%     -14.62%     -12.70%

                                                                                          INCEPTION
CLASS C                                         6-MONTH             1-YEAR     3-YEAR      (6/7/99)
---------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       -20.07%            -18.50%     -36.91%     -29.40%
Average Annual Total Return 2                   -21.67%            -20.14%     -14.51%     -10.00%
Value of $10,000 Investment 3                    $7,833             $7,986      $6,248      $6,990
Avg. Ann. Total Return (9/30/02) 4                                 -22.69%     -14.01%     -12.17%

                                                                  INCEPTION
CLASS R                                         6-MONTH            (1/1/02)
---------------------------------------------------------------------------
Cumulative Total Return 1                       -19.93%            -27.15%
Aggregate Total Return 5                        -20.73%            -27.88%
Value of $10,000 Investment 3                    $7,927             $7,212
Aggregate Total Return (9/30/02) 4,5                               -32.90%

                                                                                          INCEPTION
ADVISOR CLASS                                   6-MONTH             1-YEAR     3-YEAR      (6/7/99)
---------------------------------------------------------------------------------------------------
Cumulative Total Return 1                       -19.78%            -17.78%     -35.13%     -27.09%
Average Annual Total Return 2                   -19.78%            -17.78%     -13.44%      -8.87%
Value of $10,000 Investment 3                    $8,022             $8,222      $6,487      $7,291
Avg. Ann. Total Return (9/30/02) 4                                 -20.38%     -12.89%     -11.03%



--------------------------------------------------------------------------------
Ongoing stock market volatility can significantly affect short-term performance; more recent returns may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

FRANKLIN SMALL CAP GROWTH FUND II

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN SMALL CAP GROWTH FUND II SEEKS CAPITAL APPRECIATION BY INVESTING AT LEAST 80% OF NET ASSETS IN EQUITY SECURITIES OF SMALL-CAPITALIZATION COMPANIES WITH MARKET CAPITALIZATIONS SIMILAR TO THAT OF THE RUSSELL 2000 INDEX AT THE TIME OF PURCHASE. 1
--------------------------------------------------------------------------------


This semiannual report for Franklin Small Cap Growth Fund II covers the period ended October 31, 2002. The six months under review were very challenging for domestic equities, particularly small-cap growth stocks. With the threat of war, limited consumer demand, anemic business spending, the West Coast port shutdown and a longstanding manufacturing slowdown, equity markets were generally volatile and spiraled downward from mid-May to mid-October, reaching multi-year lows.

For the six months ended October 31, 2002, Franklin Small Cap Growth Fund II - Class A posted a -28.70% cumulative total return, as shown in the Performance Summary beginning on page 35, slightly better than the -28.95% return of its benchmark, the Russell 2000 Growth Index. Although the Fund performed in line with its benchmark, it significantly under



1. The Russell 2000 Index is market capitalization-weighted and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of the total market capitalization of the Russell 3000 Index.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 73.

performed the broader market's 17.01% loss as measured by the Standard & Poor's 500 Composite Index (S&P 500) over the same period. 2

Fund performance suffered, largely due to our investments in sectors that normally benefit from a solid economic recovery, such as technology, manufacturing, transportation and materials. We also took an underweighted position in some of the typically defensive sectors such as financial services and health care, as well as some consumer sectors, which remained surprisingly strong despite the shaky economy.

Amid difficult equity market conditions, and as part of an ongoing evaluation, we extensively reviewed the Fund's strategy in light of recent market turmoil. We do not believe our strategy should change, but our careful analysis led us to refine our execution and incorporate several tactical modifications in response to the changing economic and capital market environment. These include (1) adjusting the portfolio to better represent industries that could benefit in a slow-growth economy; (2) investing more in companies we believe are using the economy's lull to improve future market share and profitability; and (3) incorporating a better understanding of individual securities' component risks so we may anticipate valuation sensitivity to unforeseen changes in the markets, economy and geopolitical environment.

The economy's declining momentum resulted in overstated growth estimates, which in turn led to an overestimation of


PORTFOLIO BREAKDOWN
Franklin Small Cap Growth Fund II
Based on Total Net Assets
10/31/02

Electronic Technology*   26.4%
Producer Manufacturing   11.7%
Technology Services*      9.5%
Process Industries        6.4%
Finance                   5.4%
Consumer Services         5.1%
Health Technology*        5.1%
Industrial Services       4.9%
Commercial Services       4.8%
Energy Minerals           4.7%
Transportation            4.5%
Retail Trade              3.2%
Non-Energy Minerals       1.6%
Utilities                 1.4%
Other                     0.8%
Short-Term Investments
& Other Net Assets        4.5%


*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.

2. Source: Standard & Poor's Micropal. The unmanaged Russell 2000 Growth Index is market capitalization-weighted and measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

TOP 10 HOLDINGS
Franklin Small Cap Growth Fund II
10/31/02

COMPANY               % OF TOTAL
SECTOR/INDUSTRY       NET ASSETS
--------------------------------

Varian Semiconductor
Equipment Associates Inc.   2.7%
ELECTRONIC TECHNOLOGY

National Instruments Corp.  2.7%
TECHNOLOGY SERVICES

Integrated Circuit
Systems Inc.                2.5%
ELECTRONIC TECHNOLOGY

Varian Medical
Systems Inc.                2.1%
HEALTH TECHNOLOGY

Stone Energy Corp.          1.9%
Energy Minerals

Patterson UTI Energy Inc.   1.9%
INDUSTRIAL SERVICES

Varian Inc.                 1.9%
PRODUCER MANUFACTURING

Advanced Fibre
Communications Inc.         1.8%
ELECTRONIC TECHNOLOGY

Gentex Corp.                1.8%
PRODUCER MANUFACTURING

Semtech Corp.               1.7%
ELECTRONIC TECHNOLOGY



individual company sales and earnings results. Although consumer spending was surprisingly strong in the first quarter of 2002, it waned by period-end, and we anticipate limited consumer demand into the first half of 2003. Without significant consumer spending, we think the struggling economy could restrain business investment in new product development, advertising, staffing and capital equipment. We therefore repositioned the portfolio with the expectation that an economic upswing may not take place until late 2003, and adjusted Fund holdings to include growth companies with strong balance sheets that we believe enable them to gain market share in a slow- or no-growth environment. In our rebalancing efforts, we also made slight reductions in energy and technology hardware stocks and increased the Fund's allocation in health care companies.

Even if the economy barely holds on or declines, we believe we found numerous investments that will tolerate such conditions very well. In particular, we selected companies that actively invest in new products or services, backed by strong balance sheets that, in our careful analysis, should enable them to invest without jeopardizing their bottom line. We believe the current business investment freeze can provide tremendous opportunity for these types of companies to garner better market share, if they have the will and resources to build their businesses in anticipation of a recovery. We found several companies doing so in the retail, banking, energy, manufacturing and transportation industries.

The Fund's mandate exposes it to the very volatile small-cap asset class that typically performs poorly in times of slowing economic growth and investor fear such as we have seen in the past six months. Based on past experience, however, we believe that smaller companies will be some of the best performers if the economy opens up and investors regain confidence. As we await signs of such a turnaround, we continue to look widely for small cap companies we think possess sterling balance sheets and the most aggressive management teams.

During the six months under review, additional risks for equity investors -- credit, market volatility, terrorist, war, and political -- all rose, causing investors to demand higher returns for their efforts, and thus lowering stock valuations. Although we cannot predict the course of such risks, we trimmed our holdings in companies that had very high, unique and persistent risk exposure, especially where credit risk was concerned. We anticipate maintaining a slight bias toward economically sensitive sectors such as transportation, technology, energy and basic materials. Within these sectors, we are focusing investment on the companies that we believe are running very efficiently and whose managements offer a well-reasoned, measured investment plan for their next growth phase.

Looking forward, we are optimistic about Franklin Small Cap Growth Fund II's long-term potential. The six months under review were very painful for investors in small-cap growth equities. We are enthusiastic about the preconditions for an economic recovery, including very low inventories, strong productivity, a somewhat weaker dollar, low interest rates, moderate personal income growth, subdued inflation and recent restructuring in many industries. If a catalyst arises, these preconditions could position the economy well for an eventual upturn. In the absence of such a catalyst, however, we continue to have somewhat muted expectations for near-term economic growth and have positioned the Fund accordingly.

Thank you for your participation in Franklin Small Cap Growth Fund II. We appreciate your support, welcome your comments and look forward to serving your future investment needs.

/s/ AIDAN O'CONNELL, CFA
Aidan O'Connell, CFA
Portfolio Manager



/s/ EDWARD B. JAMIESON
Edward B. Jamieson
Portfolio Manager

Franklin Small Cap Growth Fund II


--------------------------------------------------------------------------------
AIDAN O'CONNELL has been portfolio manager of Franklin Small Cap Growth Fund II since its inception. Mr. O'Connell is also a vice president, portfolio manager and research analyst for Franklin Advisers, Inc. and for Franklin Small-Mid Cap Growth Fund. He specializes in research analysis of the semiconductor capital equipment and electronic manufacturing services industries.

Prior to joining Franklin Templeton Investments in 1998, Mr. O'Connell was a research associate and a corporate finance associate for Hambrecht & Quist. Mr. O'Connell received a Bachelor of Arts in French and English literature from Dartmouth College, a Master of Arts in international relations from the School of Advanced International Studies at Johns Hopkins University, and an MBA from the University of Pennsylvania's Wharton School of Business.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 10/31/02

DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



FRANKLIN SMALL CAP
GROWTH FUND II


--------------------------------------------------------------------------------
CLASS A: Subject to the maximum 5.75% initial sales charge.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------


PRICE INFORMATION

CLASS A                        CHANGE        10/31/02   4/30/02
-----------------------------------------------------------------
Net Asset Value (NAV)          -$2.81          $6.98     $9.79

CLASS B                        CHANGE        10/31/02   4/30/02
-----------------------------------------------------------------
Net Asset Value (NAV)          -$2.79          $6.87     $9.66

CLASS C                        CHANGE        10/31/02   4/30/02
-----------------------------------------------------------------
Net Asset Value (NAV)          -$2.80          $6.87     $9.67

CLASS R                        CHANGE        10/31/02   4/30/02
-----------------------------------------------------------------
Net Asset Value (NAV)          -$2.83          $6.96     $9.79

ADVISOR CLASS                  CHANGE        10/31/02   4/30/02
-----------------------------------------------------------------
Net Asset Value (NAV)          -$2.82          $7.04     $9.86

Past performance does not guarantee future results.

PERFORMANCE


1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any applicable, maximum sales charge(s). Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any applicable, maximum sales charge(s).

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class R shares have existed for less than one year, average annual total returns are not provided.


                                                      INCEPTION
CLASS A                             6-MONTH   1-YEAR  (5/1/00)
----------------------------------------------------------------
Cumulative Total Return 1            -28.70%  -18.74%   -30.20%
Average Annual Total Return 2        -32.82%  -23.38%   -15.41%
Value of $10,000 Investment 3         $6,718   $7,662    $6,579
Avg. Ann. Total Return (9/30/02) 4            -22.67%   -18.98%

                                                      INCEPTION
CLASS B                             6-MONTH   1-YEAR  (5/1/00)
----------------------------------------------------------------
Cumulative Total Return 1            -28.88%  -19.27%   -31.30%
Average Annual Total Return 2        -31.73%  -22.50%   -14.98%
Value of $10,000 Investment 3         $6,827   $7,750    $6,664
Avg. Ann. Total Return (9/30/02) 4            -21.81%   -18.55%

                                                      INCEPTION
CLASS C                             6-MONTH   1-YEAR  (5/1/00)
----------------------------------------------------------------
Cumulative Total Return 1            -28.96%  -19.37%   -31.30%
Average Annual Total Return 2        -30.39%  -21.01%   -14.28%
Value of $10,000 Investment 3         $6,961   $7,899    $6,802
Avg. Ann. Total Return (9/30/02) 4            -20.29%   -17.85%

                                                      INCEPTION
CLASS R                                       6-MONTH (1/1/02)
----------------------------------------------------------------
Cumulative Total Return 1                     -28.91%   -29.55%
Aggregate Total Return 5                      -29.62%   -30.26%
Value of $10,000 Investment 3                  $7,038    $6,974
Aggregate Total Return (9/30/02) 4,5                    -36.17%

                                                      INCEPTION
ADVISOR CLASS                       6-MONTH   1-YEAR  (5/1/00)
----------------------------------------------------------------
Cumulative Total Return 1            -28.60%  -18.52%   -29.60%
Average Annual Total Return 2        -28.60%  -18.52%   -13.09%
Value of $10,000 Investment 3         $7,140   $8,148    $7,040
Avg. Ann. Total Return (9/30/02) 4            -17.88%   -16.70%

--------------------------------------------------------------------------------
Ongoing stock market volatility can significantly affect short-term performance; more recent returns may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

For updated performance figures, see "Prices and Performance" at
franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.
--------------------------------------------------------------------------------

36
Past performance does not guarantee future results.

FRANKLIN SMALL-MID CAP
GROWTH FUND

--------------------------------------------------------------------------------
YOUR FUND'S GOAL AND PRIMARY INVESTMENTS: FRANKLIN SMALL-MID CAP GROWTH FUND SEEKS CAPITAL APPRECIATION BY INVESTING AT LEAST 80% OF ITS TOTAL ASSETS IN EQUITY SECURITIES OF SMALL AND MID-SIZED COMPANIES. THE FUND DEFINES SMALL-CAP COMPANIES AS THOSE HAVING MARKET VALUES LESS THAN $1.5 BILLION OR THOSE WITH THE HIGHEST MARKET CAP VALUE IN THE RUSSELL 2000 INDEX AT THE TIME OF PURCHASE. 1 MID-CAP COMPANIES ARE THOSE WITH MARKET CAP VALUES GREATER THAN THOSE OF SMALL-CAP COMPANIES BUT NOT EXCEEDING $8.5 BILLION.
--------------------------------------------------------------------------------


This semiannual report for Franklin Small-Mid Cap Growth Fund covers the period ended October 31, 2002. The six months under review were very challenging for domestic equities, particularly small- and middle-capitalization growth stocks. With the threat of war, limited consumer demand, anemic business spending, the West Coast port shutdown and a longstanding manufacturing slowdown, equity markets were generally volatile and spiraled downward from mid-May to early October, reaching multi-year lows.

For the six months ended October 31, 2002, Franklin Small-Mid Cap Growth Fund - Class A posted a -24.61% cumulative total return, as shown in the Performance Summary beginning on page 41, slightly better than the -26.19% return of its



1. The Russell 2000 Index is market capitalization-weighted and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represent approximately 8% of the total market capitalization of the Russell 3000 Index.

The dollar value, number of shares or principal amount, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 83.

PORTFOLIO BREAKDOWN
Franklin Small-Mid Cap Growth Fund
Based on Total Net Assets
10/31/02

Electronic Technology*          18.3%
Technology Services*            11.1%
Finance                         10.1%
Health Technology*               7.4%
Industrial Services              7.2%
Producer Manufacturing           5.1%
Transportation                   4.8%
Retail Trade                     4.2%
Health Services                  4.0%
Consumer Services                3.9%
Commercial Services              3.8%
Consumer Non-Durables            3.3%
Process Industries               2.9%
Communications                   1.8%
Energy Minerals                  1.5%
Consumer Durables                1.1%
Other                            1.7%
Short-Term Investments
& Other Net Assets               7.8%

*Significant exposure to a single sector may result in greater volatility for the Fund than a more broadly diversified portfolio. There are specific risks to investing in technology company stocks, which can be subject to abrupt or erratic price movements and have been volatile, especially over the short term.


benchmark, the Russell 2500(TRADEMARK) Growth Index. The broader market, as measured by the Standard & Poor's 500 Composite Index (S&P 500), returned -17.01% over the same period. 2

Fund performance suffered, largely due to our investments in sectors that normally benefit from a solid economic recovery, such as technology, manufacturing, transportation and materials. We also took an underweighted position in some of the typically defensive sectors such as financial services and health care, as well as some consumer sectors that remained surprisingly strong despite the shaky economy.

Amid difficult equity market conditions, and as part of an ongoing evaluation, we extensively reviewed the Fund's strategy in light of recent market turmoil. We do not believe our strategy should change, but our careful analysis led us to refine our execution and incorporate several tactical modifications in response to the changing economic and capital market environment. These include (1) adjusting the portfolio to better represent industries that could benefit in a slow-growth economy; (2) investing more in companies we believe are using the economy's lull to improve future market share and profitability; and (3) incorporating a better understanding of individual securities' component risks so we may anticipate valuation sensitivity to unforeseen changes in the markets, economy and geopolitical environment.

The economy's declining momentum resulted in overstated growth estimates, which in turn led to an overestimation of individual company sales and earnings results. Although consumer spending was surprisingly strong in the first quarter of



2. Source: Standard & Poor's Micropal. The unmanaged Russell 2500 Growth Index is market capitalization-weighted and measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. The unmanaged S&P 500 consists of 500 stocks chosen for market size, liquidity and industry group representation. Each stock's weight in the index is proportionate to its market value. The S&P 500 is one of the most widely used benchmarks of U.S. equity performance. The indexes include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

2002, it waned by period-end, and we anticipate limited consumer demand into the first half of 2003. Without significant consumer spending, we think the struggling economy could restrain business investment in new product development, advertising, staffing and capital equipment. We therefore repositioned the portfolio with the expectation that an economic upswing may not take place until late 2003, and adjusted Fund holdings to include growth companies with strong balance sheets that we believe enable them to gain market share in a slow- or no-growth environment. In our rebalancing efforts, we also made slight reductions in energy and technology hardware stocks and increased the Fund's allocation in health care companies.

Even if the economy barely holds on or declines, we believe we found numerous investments that will tolerate such conditions very well. In particular, we selected companies that actively invest in new products or services, backed by strong balance sheets that, in our careful analysis, should enable them to invest without jeopardizing their bottom line. We believe the current business investment freeze can provide tremendous opportunity for these types of companies to garner better market share, if they have the will and resources to build their businesses in anticipation of a recovery. We found several companies doing so in the retail, banking, energy, manufacturing and transportation industries. The Fund's ability to invest in small- and mid-cap companies allows us to look widely for companies we think possess sterling balance sheets and the most aggressive management teams.

During the six months under review, additional risks for equity investors -- credit, market volatility, terrorist, war, and political -- all rose, causing investors to demand higher returns for their efforts, and thus lowering stock valuations. Although we cannot predict the course of such risks, we trimmed our holdings in companies that had very high, unique and persistent risk exposure,



TOP 10 EQUITY HOLDINGS
Franklin Small-Mid Cap
Growth Fund
10/31/02

COMPANY                  % OF TOTAL
SECTOR/INDUSTRY          NET ASSETS
-----------------------------------

Affiliated Computer
Services Inc., A               2.5%
TECHNOLOGY SERVICES

Expeditors International
of Washington Inc.             2.4%
TRANSPORTATION

Tektronix Inc.                 1.5%
ELECTRONIC TECHNOLOGY

Adolph Coors Co., B            1.5%
CONSUMER NON-DURABLES

Varco International Inc.       1.5%
INDUSTRIAL SERVICES

Federated Investors Inc., B    1.4%
FINANCE

C.H. Robinson
Worldwide Inc.                 1.4%
TRANSPORTATION

Yahoo! Inc.                    1.4%
TECHNOLOGY SERVICES

Mettler-Toledo
International Inc.
(Switzerland)                  1.4%
PRODUCER MANUFACTURING

Hispanic
Broadcasting Corp., A          1.3%
CONSUMER SERVICES
especially where credit risk was concerned. Also, we anticipate maintaining a slight bias toward lower-risk mid-cap growth stocks until the economy picks up, as the widespread market perception of heightened risk among smaller companies has contributed to recent outperformance of mid-caps over small-caps.

Looking forward, we are optimistic about Franklin Small-Mid Cap Growth Fund's long-term prospects. The six months under review were very painful for investors in small- and mid-cap growth equities. We are enthusiastic about the preconditions for an economic recovery, including very low inventories, strong productivity, a somewhat weaker dollar, low interest rates, moderate personal income growth, subdued inflation and recent restructuring in many industries. If a catalyst arises, these preconditions could position the economy well for an eventual upturn. In the absence of such a catalyst, however, we continue to have somewhat muted expectations for near-term economic growth and have positioned the Fund accordingly.

Thank you for your participation in Franklin Small-Mid Cap Growth Fund. We appreciate your support, welcome your comments and look forward to serving your future investment needs.

/s/ EDWARD B. JAMIESON

Edward B. Jamieson
Portfolio Manager
Franklin Small-Mid Cap Growth Fund



--------------------------------------------------------------------------------
This discussion reflects our views, opinions and portfolio holdings as of October 31, 2002, the end of the reporting period. The information provided is not a complete analysis of every aspect of any country, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY AS OF 10/31/02
DISTRIBUTIONS AND RETURNS WILL VARY BASED ON EARNINGS OF THE FUND'S PORTFOLIO AND ANY PROFITS REALIZED FROM THE SALE OF THE PORTFOLIO'S SECURITIES, AS WELL AS THE LEVEL OF OPERATING EXPENSES FOR EACH CLASS. THE PERFORMANCE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.



FRANKLIN SMALL-MID CAP
GROWTH FUND



--------------------------------------------------------------------------------
CLASS A: Subject to the current, maximum 5.75% initial sales charge. Prior to 8/3/98, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

CLASS R: No initial sales charge, but subject to 1% CDSC for shares redeemed within 18 months of investment; are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: No initial sales charge or Rule 12b-1 fees and are available to a limited class of investors.
--------------------------------------------------------------------------------

PRICE INFORMATION

CLASS A                        CHANGE        10/31/02   4/30/02
----------------------------------------------------------------
Net Asset Value (NAV)          -$7.10         $21.75    $28.85

CLASS B                        CHANGE        10/31/02   7/1/02
----------------------------------------------------------------
Net Asset Value (NAV)          -$2.64         $21.69    $24.33

CLASS C                        CHANGE        10/31/02   4/30/02
----------------------------------------------------------------
Net Asset Value (NAV)          -$6.99         $21.10    $28.09

CLASS R                        CHANGE        10/31/02   4/30/02
----------------------------------------------------------------
Net Asset Value (NAV)          -$7.11         $21.70    $28.81

ADVISOR CLASS                  CHANGE        10/31/02   4/30/02
----------------------------------------------------------------
Net Asset Value (NAV)          -$7.12         $21.88    $29.00

Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge(s). Six-month return has not been annualized.

3. These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated and include any current, applicable, maximum sales charge(s).

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Aggregate total return represents the change in value of an investment since inception and includes the maximum sales charge. Since Class B and R shares have existed for less than one year, average annual total returns are not provided.

6. Effective 1/2/97, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 1/2/97, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 1/1/97, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 1/2/97 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +17.23% and +2.76%.

PERFORMANCE



CLASS A                                  6-MONTH   1-YEAR   5-YEAR   10-YEAR
----------------------------------------------------------------------------
Cumulative Total Return 1                -24.61%  -19.84%   -5.00%  +210.31%
Average Annual Total Return 2            -28.94%  -24.45%   -2.19%   +11.32%
Value of $10,000 Investment 3             $7,106   $7,555   $8,953   $29,234
Avg. Ann. Total Return (9/30/02) 4                -24.57%   -4.72%   +10.95%

                                                                   INCEPTION
CLASS B                                                             (7/1/02)
----------------------------------------------------------------------------
Cumulative Total Return 1                                            -10.85%
Aggregate Total Return 5                                             -14.42%
Value of $10,000 Investment 3                                         $8,558
Aggregate Total Return (9/30/02) 4, 5                                -21.20%

                                                                   INCEPTION
CLASS C                                 6-MONTH    1-YEAR   5-YEAR (10/2/95)
----------------------------------------------------------------------------
Cumulative Total Return 1               -24.88%   -20.47%   -8.47%   +39.88%
Average Annual Total Return 2           -26.37%   -22.06%   -1.95%    +4.70%
Value of $10,000 Investment 3            $7,363    $7,794   $9,061   $13,847
Avg. Ann. Total Return (9/30/02) 4                -22.12%   -4.49%    +3.53%

                                                                   INCEPTION
CLASS R                                                    6-MONTH  (1/1/02)
----------------------------------------------------------------------------
Cumulative Total Return 1                                  -24.68%   -30.36%
Aggregate Total Return 5                                   -25.43%   -31.06%
Value of $10,000 Investment 3                               $7,457    $6,894
Aggregate Total Return (9/30/02) 4, 5                                -36.52%

ADVISOR CLASS 6                         6-MONTH    1-YEAR   5-YEAR   10-YEAR
----------------------------------------------------------------------------
Cumulative Total Return 1               -24.55%   -19.68%   -3.74%  +218.76%
Average Annual Total Return 2           -24.55%   -19.68%   -0.76%   +12.29%
Value of $10,000 Investment 3            $7,545    $8,032   $9,626   $31,876
Avg. Ann. Total Return (9/30/02) 4                -19.74%   -3.32%   +11.92%

--------------------------------------------------------------------------------
Ongoing stock market volatility can significantly affect short-term performance; more recent returns may differ. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.
--------------------------------------------------------------------------------

For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

              Past performance does not guarantee future results.
42

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN AGGRESSIVE GROWTH FUND

                                                                                 CLASS A
                                                             --------------------------------------------------
                                                             SIX MONTHS ENDED
                                                             OCTOBER 31, 2002       YEAR ENDED APRIL 30,
                                                                             ----------------------------------
                                                                (UNAUDITED)         2002      2001      2000 d
                                                             --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ......................          $12.39       $15.30    $25.22    $10.00
                                                             --------------------------------------------------
Income from investment operations:
 Net investment loss a ....................................            (.07)        (.15)     (.17)     (.15)
 Net realized and unrealized gains (losses) ...............           (3.48)       (2.76)    (9.74)    15.86
                                                             --------------------------------------------------
Total from investment operations ..........................           (3.55)       (2.91)    (9.91)    15.71
                                                             --------------------------------------------------
Less distributions from:
 Net investment income ....................................              --           --        --      (.02)
 Net realized gains .......................................              --           --      (.01)     (.47)
                                                             --------------------------------------------------
Total distributions .......................................              --           --      (.01)     (.49)
Net asset value, end of period ............................          $ 8.84       $12.39    $15.30    $25.22
                                                             ==================================================

Total return b ............................................        (28.65)%     (19.02)%  (39.31)%   158.14%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .........................         $64,487    $100,240   $127,678  $171,976
Ratios to average net assets:
 Expenses .................................................           1.85% c     1.50%      1.25%     1.24% c
 Expenses excluding waiver and payments by affiliate ......           1.85% c     1.57%      1.35%     1.28% c
 Net investment loss ......................................          (.91)% c   (1.12)%     (.77)%    (.68)% c
Portfolio turnover rate ...................................          46.44%     120.87%    157.74%   148.67%



aBased on average shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized dFor the period June 23, 1999 (effective date) to April 30, 2000.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN AGGRESSIVE GROWTH FUND (CONT.)

                                                                                 CLASS B
                                                             --------------------------------------------------
                                                             SIX MONTHS ENDED
                                                             OCTOBER 31, 2002     YEAR ENDED APRIL 30,
                                                                                -------------------------------
                                                                (UNAUDITED)         2002      2001      2000 d
                                                             --------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................         $12.20       $15.17    $25.18   $10.00
                                                             --------------------------------------------------
Income from investment operations:
 Net investment loss a .....................................           (.10)        (.23)     (.31)    (.30)
 Net realized and unrealized gains (losses) ................          (3.42)       (2.74)    (9.69)   15.95
                                                             --------------------------------------------------
Total from investment operations ...........................          (3.52)       (2.97)   (10.00)   15.65
                                                             --------------------------------------------------
Less distributions from:
 Net investment income .....................................              --          --        --       -- e
 Net realized gains ........................................              --          --      (.01)    (.47)
                                                             --------------------------------------------------
Total distributions ........................................              --          --      (.01)    (.47)
                                                             --------------------------------------------------
Net asset value, end of period .............................          $ 8.68      $12.20    $15.17   $25.18
                                                             ==================================================

Total return b .............................................        (28.85)%    (19.58)%  (39.73)%  157.55%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................         $12,643     $20,259   $27,587  $33,613
Ratios to average net assets:
 Expenses ..................................................           2.49% c     2.17%     1.90%    1.86% c
 Expenses excluding waiver and payments by affiliate .......           2.49% c     2.24%     2.00%    1.90% c
 Net investment loss .......................................         (1.55)% c   (1.78)%   (1.42)%  (1.31)% c
Portfolio turnover rate ....................................          46.44%     120.87%   157.74%  148.67%


aBased on average shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized
dFor the period June 23, 1999 (effective date) to April 30, 2000.
eIncludes distributions of net investment income in the amount of $.003.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN AGGRESSIVE GROWTH FUND (CONT.)

                                                                                 CLASS C
                                                             -------------------------------------------------
                                                             SIX MONTHS ENDED
                                                             OCTOBER 31, 2002     YEAR ENDED APRIL 30,
                                                             -------------------------------------------------
                                                                (UNAUDITED)         2002      2001      2000 d
                                                             -------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................         $12.18       $15.14    $25.12    $10.00
                                                             -------------------------------------------------
Income from investment operations:
 Net investment loss a .....................................           (.10)        (.23)     (.31)     (.30)
 Net realized and unrealized gains (losses) ................          (3.41)       (2.73)    (9.66)    15.89
                                                             -------------------------------------------------
Total from investment operations ...........................          (3.51)       (2.96)    (9.97)    15.59
                                                             -------------------------------------------------
Less distributions from net realized gains .................             --           --      (.01)     (.47)
                                                             -------------------------------------------------
Net asset value, end of period .............................         $ 8.67       $12.18    $15.14    $25.12
                                                             =================================================

Total return b .............................................       (28.82)%     (19.55)%  (39.71)%   156.90%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................        $25,314      $40,877   $60,294   $80,473
Ratios to average net assets:
 Expenses ..................................................          2.49% c      2.17%     1.89%     1.88% c
 Expenses excluding waiver and payments by affiliate .......          2.49% c      2.24%     1.99%     1.92% c
 Net investment loss .......................................        (1.55)% c    (1.77)%   (1.41)%   (1.34)% c
Portfolio turnover rate ....................................         46.44%      120.87%   157.74%   148.67%



aBased on average shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized dFor the period June 23, 1999 (effective date) to April 30, 2000.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN AGGRESSIVE GROWTH FUND (CONT.)
                                                                                         CLASS R
                                                                              --------------------------------
                                                                              SIX MONTHS ENDED
                                                                              OCTOBER 31, 2002   YEAR ENDED
                                                                                 (UNAUDITED)   APRIL 30, 2002 d
                                                                              --------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................................           $12.38       $13.75
                                                                              --------------------------------
Income from investment operations:
 Net investment loss a .....................................................             (.08)        (.06)
 Net realized and unrealized losses ........................................            (3.48)       (1.31)
                                                                              --------------------------------
Total from investment operations ...........................................            (3.56)       (1.37)
                                                                              --------------------------------
Net asset value, end of period .............................................           $ 8.82       $12.38
                                                                              ================================

Total return b .............................................................         (28.76)%      (9.96)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................................             $291          $53
Ratios to average net assets:
 Expenses ..................................................................            2.00% c      1.75% c
 Net investment loss .......................................................          (1.06)% c    (1.48)% c
Portfolio turnover rate ....................................................           46.44%      120.87%


aBased on average shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized
dFor the period January 1, 2002 (effective date) to April 30, 2002.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN AGGRESSIVE GROWTH FUND (CONT.)
                                                                              ADVISOR CLASS
                                                             -------------------------------------------------
                                                             SIX MONTHS ENDED
                                                             OCTOBER 31, 2002     YEAR ENDED APRIL 30,
                                                                              --------------------------------
                                                                (UNAUDITED)         2002      2001      2000 d
                                                             -------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............                 $12.51       $15.40    $25.31    $10.00
                                                             -------------------------------------------------
Income from investment operations:
 Net investment loss a .............................                   (.06)        (.10)     (.09)     (.05)
 Net realized and unrealized gains (losses) ........                  (3.51)       (2.79)    (9.81)    15.86
                                                             -------------------------------------------------
Total from investment operations ...................                  (3.57)       (2.89)    (9.90)    15.81
                                                             -------------------------------------------------
Less distributions from:
 Net investment income .............................                     --           --        --      (.03)
 Net realized gains ................................                     --           --      (.01)     (.47)
                                                             -------------------------------------------------
Total distributions ................................                     --           --      (.01)     (.50)
                                                             -------------------------------------------------
Net asset value, end of period .....................                 $ 8.94       $12.51    $15.40    $25.31
                                                             =================================================

Total return b .....................................               (28.54)%     (18.77)%  (39.13)%   159.18%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                                    $8,188      $10,839   $22,276   $46,726
Ratios to average net assets:
 Expenses                                                             1.50% c      1.18%      .90%      .90% c
 Expenses excluding waiver and payments by affiliate                  1.50% c      1.25%     1.00%      .94% c
 Net investment loss                                                 (.56)% c     (.77)%    (.42)%    (.25)% c
Portfolio turnover rate                                              46.44%      120.87%   157.74%   148.67%



aBased on average shares outstanding.
bTotal return is not annualized for periods less than one year.
cAnnualized
dFor the period June 23, 1999 (effective date) to April 30, 2000.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED)


                                                                                      SHARES/
FRANKLIN AGGRESSIVE GROWTH FUND                                                      WARRANTS                 VALUE
-------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS 86.3%
  COMMERCIAL SERVICES 4.3%
a Exult Inc. ...................................................................        300,000               $   855,000
                                                                                                              -----------
  Fair, Isaac & Co. Inc. .......................................................         46,710                 1,796,934
a Lamar Advertising Co., A .....................................................         62,500                 2,121,250
                                                                                                              -----------
                                                                                                                4,773,184
                                                                                                              -----------
a CONSUMER SERVICES 7.1%
  eBay Inc. ....................................................................         31,000                 1,961,060
  Entercom Communications Corp. ................................................         42,000                 2,067,240
  Entravision Communications Corp. .............................................        170,000                 2,033,200
  Univision Communications Inc., A .............................................         71,000                 1,839,610
                                                                                                              -----------
                                                                                                                7,901,110
                                                                                                              -----------
  ELECTRONIC TECHNOLOGY 23.9%
a Applied Materials Inc. .......................................................        105,000                 1,578,150
a Avocent Corp. ................................................................         75,000                 1,500,000
a Dell Computer Corp. ..........................................................         82,000                 2,346,020
a DRS Technologies Inc. ........................................................         49,000                 1,623,860
a Intersil Corp. ...............................................................         76,000                 1,291,240
a L-3 Communications Holdings Inc. .............................................         43,000                 2,021,000
a Lam Research Corp. ...........................................................        135,000                 1,699,650
a Lexmark International Inc. ...................................................         30,000                 1,782,600
  Linear Technology Corp. ......................................................         60,000                 1,658,400
  Microchip Technology Inc. ....................................................         62,500                 1,525,000
a Network Appliance Inc. .......................................................        120,000                 1,076,520
a RF Micro Devices Inc. ........................................................        175,000                 1,485,575
  Rockwell Automation Inc. .....................................................         64,000                 1,059,200
a Semtech Corp. ................................................................        100,000                 1,413,000
a Tektronix Inc. ...............................................................        135,000                 2,385,450
a Varian Semiconductor Equipment Associates Inc. ...............................         83,000                 1,977,060
a Xicor Inc. ...................................................................         36,000                   106,200
a Xicor Inc. - Private Placement, wts., A, 11/19/06 ............................         40,107                    20,053
                                                                                                              -----------
                                                                                                               26,548,978
                                                                                                              -----------
  FINANCE 2.7%
  Charles Schwab Corp. .........................................................        140,000                 1,285,200
  Investors Financial Services Corp. ...........................................         55,000                 1,686,850
                                                                                                              -----------
                                                                                                                2,972,050
                                                                                                              -----------
a HEALTH SERVICES 2.0%
  Caremark RX Inc. .............................................................        125,000                 2,212,500
                                                                                                              -----------
  HEALTH TECHNOLOGY 12.1%
a Abgenix Inc. .................................................................        150,000                 1,020,000
  Allergan Inc. ................................................................         34,500                 1,878,525
a Cubist Pharmaceuticals Inc. ..................................................        150,000                   969,000
a IDEC Pharmaceuticals Corp. ...................................................         30,000                 1,380,600
a InterMune Inc. ...............................................................         55,000                 2,020,150
a MedImmune Inc. ...............................................................         80,000                 2,044,000

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)

                                                                                      SHARES/
  FRANKLIN AGGRESSIVE GROWTH FUND                                                    WARRANTS      VALUE
----------------------------------------------------------------------------------------------------------------
  COMMON STOCKS AND WARRANTS (CONT.)
  HEALTH TECHNOLOGY (CONT.)
  Pfizer Inc. .....................................................................     80,000     $ 2,541,600
a Shire Pharmaceuticals Group PLC, ADR (United Kingdom) ...........................     65,000       1,518,400
                                                                                                   -----------
                                                                                                    13,372,275
                                                                                                   -----------
a INDUSTRIAL SERVICES 3.1%
  Global Industries Ltd. ..........................................................    300,000       1,200,000
  Weatherford International Inc. ..................................................     57,000       2,282,280
                                                                                                   -----------
                                                                                                     3,482,280
                                                                                                   -----------
  PROCESS INDUSTRIES 1.6%
  Cabot Corp. .....................................................................     75,000       1,776,000
                                                                                                   -----------
  PRODUCER MANUFACTURING 3.8%
  Borg Warner Inc. ................................................................     25,000       1,124,500
  Lennox International Inc. .......................................................    130,000       1,682,200
  Oshkosh Truck Corp. .............................................................      2,400         136,680
  Superior Industries International Inc. ..........................................     30,000       1,274,100
                                                                                                   -----------
                                                                                                     4,217,480
                                                                                                   -----------
  RETAIL TRADE 6.5%
a Abercrombie & Fitch Co., A ......................................................     80,000       1,425,600
a Cost Plus Inc. ..................................................................     84,100       2,430,574
a Gymboree Corp. ..................................................................     86,500       1,588,140
  Home Depot Inc. .................................................................     60,000       1,732,800
                                                                                                   -----------
                                                                                                     7,177,114
                                                                                                   -----------
  TECHNOLOGY SERVICES 17.8%
a Accenture Ltd., A (Bermuda) .....................................................     90,000       1,519,200
a Affiliated Computer Services Inc., A ............................................     67,000       3,085,350
a Cadence Design Systems Inc. .....................................................    130,000       1,316,900
a Concord EFS Inc. ................................................................    100,000       1,428,000
a Entrust Inc. ....................................................................    400,000         904,000
a Inforte Corp. ...................................................................    195,900       1,510,389
a Mercury Interactive Corp. .......................................................     36,500         962,505
a Microsoft Corp. .................................................................     35,000       1,871,450
a Network Associates Inc. .........................................................    130,000       2,065,700
  Paychex Inc. ....................................................................     60,000       1,729,200
a Precise Software Solutions Ltd. (Israel) ........................................    133,000       1,542,800
a Yahoo! Inc. .....................................................................    122,000       1,820,240
                                                                                                   -----------
                                                                                                    19,755,734
                                                                                                   -----------
a TRANSPORTATION 1.4%
  Forward Air Corp. ...............................................................     90,000       1,559,700
                                                                                                   -----------
  TOTAL COMMON STOCKS AND WARRANTS (COST $110,860,932) ............................                 95,748,405
                                                                                                   -----------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                      SHARES/
FRANKLIN AGGRESSIVE GROWTH FUND                                                      WARRANTS      VALUE
-----------------------------------------------------------------------------------------------------------
a,b CONVERTIBLE PREFERRED STOCK (COST $2,079,464)
    TECHNOLOGY SERVICES
    Micro Photonix Integration Corp., cvt. pfd., C .............................      329,274 $         --
                                                                                              -------------

                                                                                   PRINCIPAL
                                                                                    AMOUNT
                                                                                   ---------
    CONVERTIBLE BOND (COST $1,371,443) .9%
    ELECTRONIC TECHNOLOGY
    Xicor Inc., cvt., 144A, 5.50%, 11/19/06 ....................................  $ 1,500,000      975,000
                                                                                              -------------
    TOTAL LONG TERM INVESTMENTS (COST $114,311,839) ............................                96,723,405
                                                                                              -------------


                                                                                    SHARES
                                                                                   ---------
c   SHORT TERM INVESTMENTS (COST $15,606,624) 14.1%
    Franklin Institutional Fiduciary Trust Money Market Portfolio ..............   15,606,624   15,606,624
                                                                                              -------------
    TOTAL INVESTMENTS (COST $129,918,463) 101.3% ...............................               112,330,029
    OTHER ASSETS, LESS LIABILITIES (1.3)% ......................................                (1,406,768)
                                                                                              -------------
    NET ASSETS 100.0% ..........................................................              $110,923,261
                                                                                              =============


aNon-income producing
bSee Note 6 regarding restricted securities.
cSee Note 3 regarding investments in the "Sweep Money Fund."

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN FLEX CAP GROWTH FUND

                                                                          CLASS A
                                            -----------------------------------------------------------------
                                          SIX MONTHS ENDED
                                          OCTOBER 31, 2002                 YEAR ENDED APRIL 30,
                                                           --------------------------------------------------
                                            (UNAUDITED)        2002       2001       2000     1999      1998
                                            -----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......    $30.71       $34.05     $50.15     $25.82   $24.97    $19.35
                                              ---------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a ............      (.04)        (.09)        --        .05      .10       .14
 Net realized and unrealized gains (losses)      (6.67)       (3.25)    (13.47)     24.36     1.42      6.48
                                              ---------------------------------------------------------------
Total from investment operations ...........     (6.71)       (3.34)    (13.47)     24.41     1.52      6.62
                                              ---------------------------------------------------------------
Less distributions from:
 Net investment income .....................        --           --       (.19)      (.08)    (.14)     (.14)
 Net realized gains ........................        --           --      (2.44)        --     (.53)     (.86)
                                              ---------------------------------------------------------------
Total distributions ........................        --           --      (2.63)      (.08)    (.67)    (1.00)
                                              ---------------------------------------------------------------
Net asset value, end of period .............    $24.00       $30.71     $34.05     $50.15   $25.82    $24.97
                                              ===============================================================

Total return b .............................  (21.85)%      (9.81)%   (27.84)%     94.90%    6.39%    34.98%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........  $999,571   $1,398,753 $1,680,032 $2,025,864 $780,598  $721,254
Ratios to average net assets:
 Expenses ..................................     1.08% c      1.00%       .88%       .88%    1.00%      .99%
 Net investment income (loss) ..............    (.27)% c     (.29)%         --       .11%     .41%      .67%
Portfolio turnover rate ....................    13.51%       48.55%     35.47%     61.04%   52.76%    48.52%



aBased on average shares outstanding effective year ended April 30, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN FLEX CAP GROWTH FUND (CONT.)

                                                                            CLASS B
                                                     ---------------------------------------------------------
                                                     SIX MONTHS ENDED
                                                     OCTOBER 31, 2002          YEAR ENDED APRIL 30,
                                                                     -----------------------------------------
                                                        (UNAUDITED)       2002      2001      2000      1999 d
                                                     ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................     $29.92      $33.43    $49.64    $25.75    $24.31
                                                          ----------------------------------------------------
Income from investment operations:
 Net investment loss a ................................       (.13)       (.32)     (.33)     (.28)     (.01)
 Net realized and unrealized gains (losses) ...........      (6.50)      (3.19)   (13.25)    24.24      1.45
                                                          ----------------------------------------------------
Total from investment operations ......................      (6.63)      (3.51)   (13.58)    23.96      1.44
                                                          ----------------------------------------------------
Less distributions from:
 Net investment income ................................         --          --      (.19)     (.07)       --
 Net realized gains ...................................         --          --     (2.44)       --        --
                                                          ----------------------------------------------------
Total distributions ...................................         --          --     (2.63)     (.07)       --
                                                          ----------------------------------------------------
Net asset value, end of period ........................     $23.29      $29.92    $33.43    $49.64    $25.75
                                                          ====================================================

Total return b ........................................   (22.16)%    (10.50)%  (28.36)%    93.35%     5.88%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................    $87,164    $116,075  $119,847   $63,960    $2,657
Ratios to average net assets:
 Expenses .............................................      1.83% c     1.75%     1.63%     1.63%     1.75% c
 Net investment loss ..................................    (1.02)% c   (1.05)%    (.76)%    (.61)%    (.33)% c
Portfolio turnover rate ...............................     13.51%      48.55%    35.47%    61.04%    52.76%


aBased on average shares outstanding effective year ended April 30, 2000. bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized dFor the period January 1, 1999 (effective date) to April 30, 1999.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN FLEX CAP GROWTH FUND (CONT.)

                                                                             CLASS C
                                        ---------------------------------------------------------------------
                                        SIX MONTHS ENDED
                                        OCTOBER 31, 2002                 YEAR ENDED APRIL 30,
                                                         ----------------------------------------------------
                                            (UNAUDITED)        2002      2001       2000      1999      1998
                                        ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......    $29.98       $33.50    $49.55     $25.63    $24.81    $19.27
                                              ---------------------------------------------------------------
Income from investment operations:
 Net investment loss a .....................      (.13)        (.32)     (.34)      (.25)     (.07)       --
 Net realized and unrealized gains (losses)      (6.51)       (3.20)   (13.27)     24.19      1.42      6.43
                                              ---------------------------------------------------------------
Total from investment operations ...........     (6.64)       (3.52)   (13.61)     23.94      1.35      6.43
                                              ---------------------------------------------------------------
Less distributions from:
 Net investment income .....................        --           --        --       (.02)       --      (.03)
 Net realized gains ........................        --           --     (2.44)        --      (.53)     (.86)
                                              ---------------------------------------------------------------
Total distributions ........................        --           --     (2.44)      (.02)     (.53)     (.89)
                                              ---------------------------------------------------------------
Net asset value, end of period .............    $23.34       $29.98    $33.50     $49.55    $25.63    $24.81
                                              ===============================================================

Total return b .............................  (22.15)%     (10.51)%  (28.39)%     93.46%     5.67%    34.02%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........  $211,719     $299,840  $370,165   $428,192  $159,310  $122,701
Ratios to average net assets:
 Expenses ..................................     1.82% c      1.74%     1.63%      1.63%     1.75%     1.74%
 Net investment loss .......................   (1.01)% c    (1.04)%    (.74)%     (.64)%    (.33)%    (.10)%
Portfolio turnover rate ....................    13.51%       48.55%    35.47%     61.04%    52.76%    48.52%


aBased on average shares outstanding effective year ended April 30, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN FLEX CAP GROWTH FUND (CONT.)

                                                                                         CLASS R
                                                                              --------------------------------
                                                                              SIX MONTHS ENDED
                                                                              OCTOBER 31, 2002  YEAR ENDED
                                                                                (UNAUDITED)   APRIL 30, 2002 d
                                                                              --------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................................     $30.68           $31.84
                                                                                 -----------------------------
Income from investment operations:
 Net investment loss a .......................................................       (.07)            (.12)
 Net realized and unrealized losses ..........................................      (6.65)           (1.04)
                                                                                 -----------------------------
Total from investment operations .............................................      (6.72)           (1.16)
                                                                                 -----------------------------
Net asset value, end of period ...............................................     $23.96           $30.68
                                                                                 =============================

Total return b ...............................................................   (21.90)%          (3.64)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................................     $4,467             $443
Ratios to average net assets:
 Expenses ....................................................................      1.33% c          1.24% c
 Net investment loss .........................................................     (.52)% c        (1.21)% c
Portfolio turnover rate ......................................................     13.51%           48.55%


aBased on average shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized
dFor the period January 1, 2002 (effective date) to April 30, 2002.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED)


                                                                                   SHARES/
  FRANKLIN FLEX CAP GROWTH FUND                                                   WARRANTS        VALUE
----------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND WARRANTS 91.1%
   a COMMERCIAL SERVICES 2.0%
     ProBusiness Services Inc. ................................................     500,000 $   4,550,000
     Resources Connection Inc. ................................................     500,000     8,560,000
     Robert Half International Inc. ...........................................     800,000    13,360,000
                                                                                            -------------
                                                                                               26,470,000
                                                                                            -------------
     CONSUMER DURABLES 2.9%
   a Leapfrog Enterprises Inc. ................................................     200,000     5,466,000
     Mattel Inc. ..............................................................   1,750,000    32,130,000
                                                                                            -------------
                                                                                               37,596,000
                                                                                            -------------
     CONSUMER NON-DURABLES 3.6%
     Clorox Co. ...............................................................     650,000    29,204,500
   a Quiksilver Inc. ..........................................................     750,000    18,007,500
                                                                                            -------------
                                                                                               47,212,000
                                                                                            -------------
     CONSUMER SERVICES 10.4%
 a,e eBay Inc. ................................................................     500,000    31,630,000
   a Entravision Communications Corp. .........................................   1,250,000    14,950,000
   a Fox Entertainment Group Inc., A ..........................................   1,350,000    32,953,500
   a Jack in the Box Inc. .....................................................     500,000    10,845,000
     McClatchy Co., A .........................................................     184,800    11,481,624
 a,e Univision Communications Inc., A .........................................   1,000,000    25,910,000
   a The Walt Disney Co. ......................................................     473,200     7,902,440
                                                                                            -------------
                                                                                              135,672,564
                                                                                            -------------
     DISTRIBUTION SERVICES 1.7%
     McKesson Corp. ...........................................................     750,000    22,357,500
                                                                                            -------------
     ELECTRONIC TECHNOLOGY 13.8%
   a Agilent Technologies Inc. ................................................     332,000     4,565,000
   a Applied Materials Inc. ...................................................     750,000    11,272,500
   a Cisco Systems Inc. .......................................................   1,000,000    11,180,000
   a Coherent Inc. ............................................................     500,000     8,835,000
     Intel Corp. ..............................................................     600,000    10,380,000
   a Intersil Corp. ...........................................................     500,000     8,495,000
   a KLA-Tencor Corp. .........................................................     350,000    12,470,500
   a L-3 Communications Holdings Inc. .........................................     300,000    14,100,000
   a Lam Research Corp. .......................................................   1,750,000    22,032,500
     Linear Technology Corp. ..................................................     400,600    11,072,584
   a Novellus Systems Inc. ....................................................     425,000    13,430,000
   a Semtech Corp. ............................................................     750,000    10,597,500
   a The Titan Corp. ..........................................................   1,100,000    14,179,000
   a UTStarcom Inc. ...........................................................     700,000    11,956,000
 a,e ViaSat Inc. ..............................................................   1,000,000     8,083,000
   a Xicor Inc. - Private Placement, wts., A, 11/19/06 ........................     200,535       100,267
   a Xilinx Inc. ..............................................................     350,000     6,646,500
                                                                                            -------------
                                                                                              179,395,351
                                                                                            -------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)

                                                                                   SHARES/
  FRANKLIN FLEX CAP GROWTH FUND                                                   WARRANTS        VALUE
----------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND WARRANTS (CONT.)
     FINANCE 13.6%
     Charles Schwab Corp. .....................................................   1,500,000 $  13,770,000
     City National Corp. ......................................................     500,000    22,625,000
     Countrywide Credit Industries Inc. .......................................     325,000    16,350,750
 a,e E*TRADE Group Inc. .......................................................   3,000,000    13,500,000
     Golden State Bancorp Inc. ................................................     500,000    18,395,000
     MBIA Inc. ................................................................     200,000     8,730,000
     The PMI Group Inc. .......................................................   1,000,000    29,800,000
   a Silicon Valley Bancshares ................................................     650,000    12,213,500
     UCBH Holdings Inc. .......................................................     225,000     9,425,250
     Wells Fargo & Co. ........................................................     650,000    32,805,500
                                                                                            -------------
                                                                                              177,615,000
                                                                                            -------------
   a HEALTH SERVICES 3.8%
     VCA Antech Inc. ..........................................................     750,000    11,227,500
     Wellpoint Health Networks Inc. ...........................................     500,000    37,605,000
                                                                                            -------------
                                                                                               48,832,500
                                                                                            -------------
     HEALTH TECHNOLOGY 15.4%
 a,e Abgenix Inc. .............................................................     319,200     2,170,560
     Allergan Inc. ............................................................     450,000    24,502,500
   a Amgen Inc. ...............................................................     800,000    37,248,000
   a Arena Pharmaceuticals Inc. ...............................................     200,000     1,424,000
   e Beckman Coulter Inc. .....................................................     300,000     8,355,000
   a BioMarin Pharmaceutical Inc. .............................................     952,381     6,142,858
 a,b BioMarin Pharmaceutical Inc., wts., 5/16/04 ..............................     142,857            --
   a Genentech Inc. ...........................................................     650,000    22,158,500
 a,e IDEC Pharmaceuticals Corp. ...............................................     650,000    29,913,000
 a,e Invitrogen Corp. .........................................................     300,000     8,346,000
   a Millennium Pharmaceuticals Inc. ..........................................     343,650     2,556,756
     Pfizer Inc. ..............................................................     500,000    15,885,000
   a Ribapharm Inc. ...........................................................     629,800     2,865,590
   a SICOR Inc. ...............................................................     750,000    11,160,000
   a Thoratec Corp. ...........................................................   1,000,000     8,900,000
   a Varian Medical Systems Inc. ..............................................     400,000    19,288,000
                                                                                            -------------
                                                                                              200,915,764
                                                                                            -------------
     INDUSTRIAL SERVICES .7%
     Granite Construction Inc. ................................................     600,000     9,612,000
                                                                                            -------------
     NON-ENERGY MINERALS .6%
     Reliance Steel & Aluminum Co. ............................................     335,000     7,018,250
                                                                                            -------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                   SHARES/
  FRANKLIN FLEX CAP GROWTH FUND                                                   WARRANTS        VALUE
----------------------------------------------------------------------------------------------------------
     COMMON STOCKS AND WARRANTS (CONT.)
     PROCESS INDUSTRIES 1.0%
     Valspar Corp. ...........................................................      300,000 $  12,531,000
                                                                                            -------------
     PRODUCER MANUFACTURING 3.6%
     Superior Industries International Inc. ..................................      400,000    16,988,000
   a Varian Inc. .............................................................    1,000,000    29,410,000
                                                                                            -------------
                                                                                               46,398,000
                                                                                            -------------
     REAL ESTATE 6.5%
     Alexandria Real Estate Equities Inc. ....................................      300,000    12,600,000
     AMB Property Corp. ......................................................      700,000    18,760,000
     Arden Realty Inc. .......................................................      350,000     7,490,000
   a Catellus Development Corp. ..............................................    1,000,000    17,800,000
     Essex Property Trust Inc. ...............................................      325,000    15,424,500
     Health Care Property Investors Inc. .....................................      300,000    12,960,000
                                                                                            -------------
                                                                                               85,034,500
                                                                                            -------------
   a RETAIL TRADE 2.7%
     Big 5 Sporting Goods Corp. ..............................................      750,000     8,857,500
     Cost Plus Inc. ..........................................................      218,950     6,327,874
     Gymboree Corp. ..........................................................      400,000     7,344,000
   e Hot Topic Inc. ..........................................................      650,000    12,675,000
                                                                                            -------------
                                                                                               35,204,374
                                                                                            -------------
     TECHNOLOGY SERVICES 5.6%
     Adobe Systems Inc. ......................................................      300,000     7,092,000
   a Cadence Design Systems Inc. .............................................    1,000,000    10,130,000
   a Intuit Inc. .............................................................      400,000    20,768,000
   a Mercury Interactive Corp. ...............................................      250,000     6,592,500
   a Netiq Corp. .............................................................      500,000     7,055,000
   a Oracle Corp. ............................................................      802,900     8,181,551
     Paychex Inc. ............................................................      300,000     8,646,000
   a Tier Technologies Inc., B ...............................................      221,300     4,215,765
                                                                                            -------------
                                                                                               72,680,816
                                                                                            -------------
     TRANSPORTATION 2.4%
     Expeditors International of Washington Inc. .............................    1,000,000    31,510,000
                                                                                            -------------
     UTILITIES .8%
     American States Water Co. ...............................................      247,500     6,633,000
     California Water Service Group ..........................................      171,600     4,265,976
                                                                                            -------------
                                                                                               10,898,976
                                                                                            -------------
     TOTAL COMMON STOCKS AND WARRANTS (COST $1,206,844,294) ..................              1,186,954,595
                                                                                            -------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)



  FRANKLIN FLEX CAP GROWTH FUND                                                    SHARES        VALUE
----------------------------------------------------------------------------------------------------------
 a,b CONVERTIBLE PREFERRED STOCKS 1.0%
     ELECTRONIC TECHNOLOGY
     Anda Networks Inc., cvt. pfd., D ........................................      145,772 $      87,463
     Kestrel Solutions Inc., cvt. pfd., D ....................................      124,712       145,913
                                                                                            -------------
                                                                                                  233,376
                                                                                            -------------
     HEALTH TECHNOLOGY 1.0%
     Fibrogen Inc., cvt. pfd., E .............................................    2,227,171     8,864,141
     Masimo Corp., cvt. pfd., F ..............................................      772,727     4,249,998
                                                                                            -------------
                                                                                               13,114,139
                                                                                            -------------
     TOTAL CONVERTIBLE PREFERRED STOCKS (COST $22,124,992) ...................                 13,347,515
                                                                                            -------------


                                                                                 PRINCIPAL
                                                                                  AMOUNT
                                                                                -----------
     CONVERTIBLE BONDS .8%
     ELECTRONIC TECHNOLOGY .4%
     Xicor Inc., cvt., 144A, 5.50%, 11/19/06 .................................  $ 7,500,000     4,875,000
                                                                                            -------------
     HEALTH TECHNOLOGY .4%
     Intermune Inc., cvt., 5.75%, 7/15/06 ....................................    4,190,000     5,206,075
                                                                                            -------------
     TOTAL CONVERTIBLE BONDS (COST $11,047,246) ..............................                 10,081,075
                                                                                            -------------
     TOTAL LONG TERM INVESTMENTS (COST $1,240,016,532) .......................              1,210,383,185
                                                                                            -------------


                                                                                  SHARES
                                                                                -----------
   c SHORT TERM INVESTMENTS (COST $54,940,027) 4.2%
     Franklin Institutional Fiduciary Trust Money Market Portfolio ...........   54,940,027    54,940,027
                                                                                            -------------
     TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $1,294,956,559) ....              1,265,323,212
                                                                                            -------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                 PRINCIPAL
  FRANKLIN FLEX CAP GROWTH FUND                                                    AMOUNT         VALUE
-----------------------------------------------------------------------------------------------------------
   d REPURCHASE AGREEMENTS 3.9%
     Bear, Stearns & Co. Inc., 1.93%, 11/01/02, (Maturity Value $9,831,054)
      Collateralized by U.S. Government Agency Securities ....................  $ 9,830,527 $    9,830,527
     Deutsche Bank Securities Inc., 1.93%, 11/01/02, (Maturity Value $5,942,638)
      Collateralized by U.S. Government Agency Securities ....................    5,942,319      5,942,319
     Goldman, Sachs & Co., 1.93%, 11/01/02, (Maturity Value $5,995,642)
      Collateralized by U.S. Government Agency Securities ....................    5,995,321      5,995,321
     J. P.  Morgan Securities Inc., 1.93%, 11/01/02, (Maturity Value $8,382,898)
      Collateralized by U.S. Government Agency Securities ....................    8,382,449      8,382,449
     Merrill Lynch Government Securities Inc., 1.93%, 11/01/02,
      (Maturity Value $6,369,682)
      Collateralized by U.S. Government Agency  Securities ...................    6,369,341      6,369,341
     Morgan Stanley & Co. Inc., 1.92%, 11/01/02, (Maturity Value $9,326,994)
      Collateralized by U.S. Government Agency Securities ....................    9,326,497      9,326,497
     Salomon Smith Barney Inc., 1.93%, 11/01/02, (Maturity Value $5,000,537)
      Collateralized by U.S. Government Agency Securities ....................    5,000,269      5,000,269
                                                                                            --------------
     TOTAL REPURCHASE AGREEMENTS (COST $50,846,723) ..........................                  50,846,723
                                                                                            --------------
     TOTAL INVESTMENTS (COST $1,345,803,282) 101.0% ..........................               1,316,169,935
     OTHER ASSETS, LESS LIABILITIES (1.0)% ...................................                 (13,249,417)
                                                                                            --------------
     NET ASSETS 100.0% .......................................................              $1,302,920,518
                                                                                            ==============


aNon-income producing
bSee Note 6 regarding restricted securities.
cSee Note 3 regarding investments in the "Sweep Money Fund".
dCollateral for loaned securities.  See Note 1(d).
ePortion of the security has been loaned to certain brokers. See Note 1(d).

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN LARGE CAP GROWTH FUND

                                                                                   CLASS A
                                                               -----------------------------------------------
                                                               SIX MONTHS ENDED
                                                               OCTOBER 31, 2002     YEAR ENDED APRIL 30,
                                                                                ------------------------------
                                                                 (UNAUDITED)        2002      2001      2000 d
                                                               -----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........................      $8.98       $11.53    $14.85    $10.00
                                                                   -------------------------------------------
Income from investment operations:
 Net investment loss a .........................................       (.03)        (.01)     (.05)     (.06)
 Net realized and unrealized gains (losses) ....................      (1.74)       (2.54)    (3.24)     4.91
                                                                   -------------------------------------------
Total from investment operations ...............................      (1.77)       (2.55)    (3.29)     4.85
                                                                   -------------------------------------------
Less distributions from:
 Net investment income .........................................         --           --      (.01)       -- e
 Net realized gains ............................................         --           --      (.02)       --
                                                                   -------------------------------------------
Total distributions ............................................         --           --      (.03)       --
                                                                   -------------------------------------------
Net asset value, end of period .................................      $7.21       $ 8.98    $11.53    $14.85
                                                                   ===========================================

Total return b .................................................   (19.71)%     (22.12)%  (22.17)%   48.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............................    $39,487      $50,700   $63,999   $39,402
Ratios to average net assets:
 Expenses ......................................................      1.52% c      1.42%     1.25%     1.23% c
 Expenses excluding waiver and payments by affiliate ...........      1.52% c      1.43%     1.27%     1.39% c
 Net investment loss ...........................................     (.64)% c     (.13)%    (.31)%    (.46)% c
Portfolio turnover rate ........................................     43.23%      127.60%   106.17%    93.95%




aBased on average shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized dFor the period June 7, 1999 (effective date) to April 30, 2000.
eIncludes distributions of net investment income in the amount of $.008.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN LARGE CAP GROWTH FUND (CONT.)

                                                                                  CLASS B
                                                               -----------------------------------------------
                                                               SIX MONTHS ENDED
                                                               OCTOBER 31, 2002      YEAR ENDED APRIL 30,
                                                                                ------------------------------
                                                                 (UNAUDITED)        2002      2001      2000 e
                                                               -----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ............................     $8.81       $11.39    $14.77    $10.00
                                                                   -------------------------------------------
Income from investment operations:
 Net investment loss a ..........................................      (.05)        (.08)     (.13)     (.13)
 Net realized and unrealized gains (losses) .....................     (1.70)       (2.50)    (3.23)     4.90
                                                                   -------------------------------------------
Total from investment operations ................................     (1.75)       (2.58)    (3.36)     4.77
                                                                   -------------------------------------------
Less distributions from:
 Net investment income ..........................................        --           --        -- d      --
 Net realized gains .............................................        --           --      (.02)       --
                                                                   -------------------------------------------
Total distributions .............................................        --           --      (.02)       --
                                                                   -------------------------------------------
Net asset value, end of period ..................................     $7.06       $ 8.81    $11.39    $14.77
                                                                   ===========================================

Total return b ..................................................  (19.86)%     (22.65)%  (22.76)%   47.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...............................    $5,110       $6,843    $8,294    $4,502
Ratios to average net assets:
 Expenses .......................................................     2.16% c      2.07%     1.89%     1.84% c
 Expenses excluding waiver and payments by affiliate ............     2.16% c      2.08%     1.91%     2.00% c
 Net investment loss ............................................   (1.28)% c     (.81)%    (.94)%   (1.06)% c
Portfolio turnover rate .........................................    43.23%      127.60%   106.17%    93.95%



aBased on average shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized
dIncludes distributions of net investment income in the amount of $.003.
eFor the period June 7, 1999 (effective date) to April 30, 2000.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN LARGE CAP GROWTH FUND (CONT.)

                                                                                   CLASS C
                                                               -----------------------------------------------
                                                               SIX MONTHS ENDED
                                                               OCTOBER 31, 2002     YEAR ENDED APRIL 30,
                                                                                ------------------------------
                                                                 (UNAUDITED)        2002      2001      2000 d
                                                               -----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...........................      $8.82       $11.40    $14.77    $10.00
                                                                   -------------------------------------------
Income from investment operations:
 Net investment loss a .........................................       (.05)        (.08)     (.13)     (.14)
 Net realized and unrealized gains (losses) ....................      (1.71)       (2.50)    (3.22)     4.91
                                                                   -------------------------------------------
Total from investment operations ...............................      (1.76)       (2.58)    (3.35)     4.77
                                                                   -------------------------------------------
Less distributions from net realized gains .....................         --           --      (.02)       --
                                                                   -------------------------------------------
Net asset value, end of period .................................      $7.06       $ 8.82    $11.40    $14.77
                                                                   ===========================================

Total return b .................................................   (19.95)%     (22.63)%  (22.71)%   47.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..............................    $29,739      $39,784   $55,071   $35,345
Ratios to average net assets:
 Expenses ......................................................      2.15% c      2.07%     1.89%     1.90% c
 Expenses excluding waiver and payments by affiliate ...........      2.15% c      2.08%     1.91%     2.06% c
 Net investment loss ...........................................    (1.27)% c     (.79)%    (.96)%   (1.13)% c
Portfolio turnover rate ........................................     43.23%      127.60%   106.17%    93.95%



aBased on average shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized dFor the period June 7, 1999 (effective date) to April 30, 2000.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN LARGE CAP GROWTH FUND (CONT.)

                                                                                            CLASS R
                                                                                ---------------------------------
                                                                                SIX MONTHS ENDED
                                                                                OCTOBER 31, 2002    YEAR ENDED
                                                                                   (UNAUDITED)   APRIL 30, 2002 d
                                                                                ---------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................................          $8.98        $9.87
                                                                                ---------------------------------
Income from investment operations:
 Net investment loss a .......................................................           (.03)        (.03)
 Net realized and unrealized losses ..........................................          (1.74)        (.86)
                                                                                ---------------------------------
Total from investment operations .............................................          (1.77)        (.89)
                                                                                ---------------------------------
Net asset value, end of period ...............................................          $7.21        $8.98
                                                                                =================================

Total return b ...............................................................       (19.71)%      (9.02)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................................           $428         $139
Ratios to average net assets:
 Expenses ....................................................................          1.67% c      1.57% c
 Net investment loss .........................................................         (.79)% c    (1.02)% c
Portfolio turnover rate ......................................................         43.23%      127.60%


aBased on average shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized
dFor the period January 1, 2002 (effective date) to April 30, 2002.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN LARGE CAP GROWTH FUND (CONT.)

                                                                                ADVISOR CLASS
                                                               -----------------------------------------------
                                                               SIX MONTHS ENDED
                                                               OCTOBER 31, 2002       YEAR ENDED APRIL 30,
                                                                                ------------------------------
                                                                 (UNAUDITED)        2002      2001      2000 e
                                                               -----------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................        $9.04       $11.58    $14.88    $10.00
                                                                ----------------------------------------------
Income from investment operations:
 Net investment income (loss) a ..............................         (.01)         .04        -- d    (.01)
 Net realized and unrealized gains (losses) ..................        (1.75)       (2.58)    (3.26)     4.91
                                                                ----------------------------------------------
Total from investment operations .............................        (1.76)       (2.54)    (3.26)     4.90
                                                                ----------------------------------------------
Less distributions from:
 Net investment income .......................................           --           --      (.02)     (.02)
 Net realized gains ..........................................           --           --      (.02)       --
                                                                ----------------------------------------------
Total distributions ..........................................           --           --      (.04)     (.02)
                                                                ----------------------------------------------
Net asset value, end of period ...............................        $7.28       $ 9.04    $11.58    $14.88
                                                                ==============================================

Total return b ...............................................     (19.47)%     (21.93)%  (21.95)%    49.01%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................      $12,991      $17,514   $17,771   $19,902
Ratios to average net assets:
 Expenses ....................................................        1.17% c      1.07%      .90%      .90% c
 Expenses excluding waiver and payments by affiliate .........        1.17% c      1.08%      .92%     1.06% c
 Net investment income (loss) ................................       (.29)% c       .42%      .01%    (.06)% c
Portfolio turnover rate ......................................       43.23%      127.60%   106.17%    93.95%



aBased on average shares outstanding.
bTotal return is not annualized for periods less than one year.
cAnnualized
dIncludes net investment income in the amount of $.001.
eFor the period June 7, 1999 (effective date) to April 30, 2000.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED)

  FRANKLIN LARGE CAP GROWTH FUND                                                       SHARES                   VALUE
-------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS 85.9%
  COMMUNICATIONS 1.3%
  SBC Communications Inc. ...........................................                   45,000               $81,154,700
                                                                                                             -----------
  CONSUMER DURABLES .6%
  Mattel Inc. .......................................................                   28,000                   514,080
                                                                                                             -----------
  CONSUMER NON-DURABLES 7.9%
  Anheuser-Busch Cos. Inc. ..........................................                    5,000                   263,800
  Coca-Cola Co. .....................................................                   27,500                 1,278,200
  Colgate-Palmolive Co. .............................................                   14,000                   769,720
  Estee Lauder Cos. Inc., A .........................................                   50,000                 1,456,000
  PepsiCo Inc. ......................................................                   31,000                 1,367,100
  Philip Morris Cos. Inc. ...........................................                   12,000                   489,000
  Procter & Gamble Co. ..............................................                   15,000                 1,326,750
                                                                                                             -----------
                                                                                                               6,950,570
                                                                                                             -----------
  CONSUMER SERVICES 7.1%
a eBay Inc. .........................................................                   22,000                 1,391,720
a Fox Entertainment Group Inc., A ...................................                   24,000                   585,840
a Liberty Media Corp., A ............................................                   32,000                   264,640
  McDonald's Corp. ..................................................                   30,000                   543,300
a Starbucks Corp. ...................................................                   30,000                   712,500
a Univision Communications Inc., A ..................................                   22,000                   570,020
a Viacom Inc., B ....................................................                   23,000                 1,026,030
a The Walt Disney Co. ...............................................                   70,000                 1,169,000
                                                                                                             -----------
                                                                                                               6,263,050
                                                                                                             -----------
  DISTRIBUTION SERVICES 1.9%
  Cardinal Health Inc. ..............................................                   12,000                   830,520
  McKesson Corp. ....................................................                   13,000                   387,530
  SYSCO Corp. .......................................................                   14,000                   443,520
                                                                                                             -----------
                                                                                                               1,661,570
                                                                                                             -----------
  ELECTRONIC TECHNOLOGY 16.5%
a Applied Materials Inc. ............................................                  120,000                 1,803,600
  Boeing Co. ........................................................                    5,000                   148,750
a Cisco Systems Inc. ................................................                   98,100                 1,096,758
a Dell Computer Corp. ...............................................                   50,000                 1,430,500
  General Dynamics Corp. ............................................                   13,000                 1,028,690
  Intel Corp. .......................................................                  152,400                 2,636,520
  International Business Machines Corp. .............................                   20,000                 1,578,800
a Lexmark International Inc. ........................................                   30,000                 1,782,600
  Lockheed Martin Corp. .............................................                   11,900                   689,010
a Micron Technology Inc. ............................................                   29,000                   464,000
  Nokia Corp., ADR (Finland) ........................................                   45,000                   747,900
a QUALCOMM Inc. .....................................................                   20,000                   690,400
  Raytheon Co. ......................................................                   14,200                   418,900
                                                                                                             -----------
                                                                                                              14,516,428
                                                                                                             -----------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)



  FRANKLIN LARGE CAP GROWTH FUND                                                        SHARES                    VALUE
-------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  FINANCE 9.9%
  AFLAC Inc. .........................................................                   10,000               $   304,400
  American International Group Inc. ..................................                   24,000                 1,501,200
  Charles Schwab Corp. ...............................................                  105,000                   963,900
  Citigroup Inc. .....................................................                   14,500                   535,775
  Freddie Mac ........................................................                   23,000                 1,537,780
  Fifth Third Bancorp ................................................                   20,000                 1,270,000
  FHLMC ..............................................................                   15,000                   923,700
  Goldman Sachs Group Inc. ...........................................                    5,000                   358,000
  Lehman Brothers Holdings Inc. ......................................                   10,000                   532,700
  Marsh & McLennan Cos. Inc. .........................................                    6,000                   280,260
a Travelers Property Casualty Corp., A ...............................                    1,252                    16,614
a Travelers Property Casualty Corp., B ...............................                    2,574                    34,801
  Wells Fargo & Co. ..................................................                    7,500                   378,525
                                                                                                              -----------
                                                                                                                8,637,655
                                                                                                              -----------
  HEALTH SERVICES .3%
  UnitedHealth Group Inc. ............................................                    3,000                   272,850
                                                                                                              -----------
  HEALTH TECHNOLOGY 15.7%
  Abbott Laboratories ................................................                   15,000                   628,050
  Allergan Inc. ......................................................                   14,000                   762,300
a Amgen Inc. .........................................................                   34,000                 1,583,040
  Bristol-Myers Squibb Co. ...........................................                   18,000                   442,980
a Genentech Inc. .....................................................                   17,400                   593,166
  Johnson & Johnson ..................................................                   30,000                 1,762,500
a MedImmune Inc. .....................................................                   30,000                   766,500
  Merck & Co. Inc. ...................................................                    8,000                   433,920
  Pfizer Inc. ........................................................                  132,175                 4,199,200
  Pharmacia Corp. ....................................................                   30,000                 1,290,000
  Wyeth ..............................................................                   40,000                 1,340,000
                                                                                                              -----------
                                                                                                               13,801,656
                                                                                                              -----------
  PROCESS INDUSTRIES 1.5%
  Dow Chemical Co. ...................................................                   50,000                 1,299,500
                                                                                                              -----------
  PRODUCER MANUFACTURING 3.8%
  Delphi Corp. .......................................................                   40,000                   278,400
  General Electric Co. ...............................................                   91,000                 2,297,750
  Honeywell International Inc. .......................................                    6,000                   143,640
  United Technologies Corp. ..........................................                   10,000                   616,700
                                                                                                              -----------
                                                                                                                3,336,490
                                                                                                              -----------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)



  FRANKLIN LARGE CAP GROWTH FUND                                                             SHARES             VALUE
------------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (CONT.)
  RETAIL TRADE 8.8%
a Amazon.com Inc. ...............................................................             27,000         $   522,720
a Bed Bath & Beyond Inc. ........................................................             25,000             886,500
  Home Depot Inc. ...............................................................             51,000           1,472,880
a Kohl's Corp. ..................................................................             23,000           1,344,350
  Target Corp. ..................................................................             45,000           1,355,400
  Wal-Mart Stores Inc. ..........................................................             40,000           2,142,000
                                                                                                             -----------
                                                                                                               7,723,850
                                                                                                             -----------
  TECHNOLOGY SERVICES 10.2%
a Accenture Ltd., A (Bermuda) ...................................................             54,200             914,895
a Affiliated Computer Services Inc., A ..........................................             20,000             921,000
a Intuit Inc. ...................................................................              3,000             155,760
a Microsoft Corp. ...............................................................             88,000           4,705,360
a Oracle Corp. ..................................................................            122,000           1,243,180
  SAP AG, ADR (Germany) .........................................................             30,000             574,200
a Yahoo! Inc. ...................................................................             30,000             447,600
                                                                                                             -----------
                                                                                                               8,961,995
                                                                                                             -----------
  UTILITIES .4%
  Duke Energy Corp. .............................................................             15,000             307,350
                                                                                                             -----------
  TOTAL COMMON STOCKS (COST $77,684,493) ........................................                             75,401,744
                                                                                                             -----------
b SHORT TERM INVESTMENTS (COST $11,039,850) 12.6%
  Franklin Institutional Fiduciary Trust Money Market Portfolio .................         11,039,850          11,039,850
                                                                                                             -----------
  TOTAL INVESTMENTS (COST $88,724,343) 98.5% ....................................                             86,441,594
  OTHER ASSETS, LESS LIABILITIES 1.5% ...........................................                              1,313,597
                                                                                                             -----------
  NET ASSETS 100.0% .............................................................                            $87,755,191
                                                                                                             ===========


aNon-income producing
bSee Note 3 regarding investments in the "Sweep Money Fund".

                                           See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN SMALL CAP GROWTH FUND II

                                                                                       CLASS A
                                                                       --------------------------------------
                                                                       SIX MONTHS ENDED
                                                                       OCTOBER 31, 2002  YEAR ENDED APRIL 30,
                                                                                       ----------------------
                                                                          (UNAUDITED)         2002      2001
                                                                       --------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............................           $9.79        $10.27    $10.00
                                                                       --------------------------------------
Income from investment operations:
 Net investment loss a .............................................            (.03)         (.06)     (.04)
 Net realized and unrealized gains (losses) ........................           (2.78)         (.42)      .31
                                                                       --------------------------------------
Total from investment operations ...................................           (2.81)         (.48)      .27
                                                                       --------------------------------------
Net asset value, end of period .....................................           $6.98        $ 9.79    $10.27
                                                                       ======================================

Total return b .....................................................        (28.70)%       (4.67)%     2.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................................        $714,850    $1,076,341  $456,452
Ratios to average net assets:
 Expenses ..........................................................           1.29% c       1.21%     1.32%
 Net investment loss ...............................................          (.55)% c      (.63)%    (.36)%
Portfolio turnover rate ............................................          15.38%        41.31%    74.97%


aBased on average shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN SMALL CAP GROWTH FUND II (CONT.)

                                                                                      CLASS B
                                                                        --------------------------------------
                                                                        SIX MONTHS ENDED
                                                                        OCTOBER 31, 2002  YEAR ENDED APRIL 30,
                                                                                         ---------------------
                                                                          (UNAUDITED)         2002      2001
                                                                        --------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................................          $9.66        $10.20    $10.00
                                                                        --------------------------------------
Income from investment operations:
 Net investment loss a ..............................................           (.05)         (.12)     (.11)
 Net realized and unrealized gains (losses) .........................          (2.74)         (.42)      .31
                                                                        --------------------------------------
Total from investment operations ....................................          (2.79)         (.54)      .20
                                                                        --------------------------------------
Net asset value, end of period ......................................          $6.87        $ 9.66    $10.20
                                                                        ======================================

Total return b ......................................................       (28.88)%       (5.29)%     2.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................................        $96,124      $145,217  $104,640
Ratios to average net assets:
 Expenses ...........................................................          1.94% c       1.86%     1.97%
 Net investment loss ................................................        (1.20)% c     (1.26)%   (1.03)%
Portfolio turnover rate .............................................         15.38%        41.31%    74.97%


aBased on average shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN SMALL CAP GROWTH FUND II (CONT.)

                                                                                        CLASS C
                                                                        -------------------------------------
                                                                        SIX MONTHS ENDED
                                                                        OCTOBER 31, 2002 YEAR ENDED APRIL 30,
                                                                                         --------------------
                                                                          (UNAUDITED)         2002      2001
                                                                        -------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ................................          $9.67        $10.21    $10.00
                                                                        -------------------------------------
Income from investment operations:
 Net investment loss a ..............................................           (.05)         (.12)     (.11)
 Net realized and unrealized gains (losses) .........................          (2.75)         (.42)      .32
                                                                        -------------------------------------
Total from investment operations ....................................          (2.80)         (.54)      .21
                                                                        -------------------------------------
Net asset value, end of period ......................................          $6.87        $ 9.67    $10.21
                                                                        =====================================

Total return b ......................................................       (28.96)%       (5.29)%     2.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...................................       $167,797      $249,188  $158,053
Ratios to average net assets:
 Expenses ...........................................................          1.91% c       1.86%     1.97%
 Net investment loss ................................................        (1.17)% c     (1.26)%   (1.03)%
Portfolio turnover rate .............................................         15.38%        41.31%    74.97%



aBased on average shares outstanding.
bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN SMALL CAP GROWTH FUND II (CONT.)

                                                                                         CLASS R
                                                                              ---------------------------------
                                                                              SIX MONTHS ENDED
                                                                              OCTOBER 31, 2002   YEAR ENDED
                                                                                 (UNAUDITED)   APRIL 30, 2002 d
                                                                              ---------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .......................................         $9.79           $9.88
                                                                              ---------------------------------
Income from investment operations:
 Net investment loss a .....................................................          (.03)           (.03)
 Net realized and unrealized losses ........................................         (2.80)           (.06)
                                                                              ---------------------------------
Total from investment operations ...........................................         (2.83)           (.09)
                                                                              ---------------------------------
Net asset value, end of period .............................................         $6.96           $9.79
                                                                              =================================

Total return b .............................................................      (28.91)%          (.91)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..........................................        $1,458            $492
Ratios to average net assets:
 Expenses ..................................................................         1.44% c         1.36% c
 Net investment loss .......................................................        (.70)% c       (1.05)% c
Portfolio turnover rate ....................................................        15.38%          41.31%



aBased on average shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized
dFor the period January 1, 2002 (effective date) to April 30, 2002.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN SMALL CAP GROWTH FUND II (CONT.)

                                                                                    ADVISOR CLASS
                                                                        -------------------------------------
                                                                        SIX MONTHS ENDED
                                                                        OCTOBER 31, 2002 YEAR ENDED APRIL 30,
                                                                                         --------------------
                                                                          (UNAUDITED)         2002      2001
                                                                        -------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..................................        $9.86        $10.31    $10.00
                                                                        -------------------------------------
Income from investment operations:
 Net investment loss a ................................................         (.02)         (.03)     (.01)
 Net realized and unrealized gains (losses) ...........................        (2.80)         (.42)      .32
                                                                        -------------------------------------
Total from investment operations ......................................        (2.82)         (.45)      .31
                                                                        -------------------------------------
Net asset value, end of period ........................................        $7.04        $ 9.86    $10.31
                                                                        =====================================

Total return b ........................................................     (28.60)%       (4.36)%     3.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .....................................     $130,126      $157,653   $55,606
Ratios to average net assets:
 Expenses .............................................................         .94% c        .86%      .97%
 Net investment loss ..................................................       (.20)% c      (.28)%    (.05)%
Portfolio turnover rate ...............................................       15.38%        41.31%    74.97%




aBased on average shares outstanding.
bTotal return is not annualized for periods less than one year.
cAnnualized

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED)


                                                                                      SHARES/
  FRANKLIN SMALL CAP GROWTH FUND II                                                  WARRANTS               VALUE
-----------------------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS 94.0%
   COMMERCIAL SERVICES 4.8%
  a CDI Corp. .......................................................                310,000            $   8,242,900
    Fair, Isaac & Co. Inc. ..........................................                259,500                9,982,965
  a Heidrick & Struggles International Inc. .........................                392,200                4,878,968
  a Maximus Inc. ....................................................                401,100                8,174,418
  a PRG-Schultz International Inc. ..................................                535,500                4,997,286
  a ProBusiness Services Inc. .......................................                800,800                7,287,280
  a Resources Connection Inc. .......................................                545,300                9,335,536
                                                                                                         -------------
                                                                                                           52,899,353
                                                                                                         -------------
  a CONSUMER NON-DURABLES .2%
    Columbia Sportswear Co. .........................................                 61,100               2,457,442
                                                                                                         -------------
    CONSUMER SERVICES 5.1%
a,b Acme Communications Inc. ........................................                865,000               6,591,300
  a Entravision Communications Corp. ................................              1,104,900               13,214,604
    Four Seasons Hotels Inc. (Canada) ...............................                256,100                8,412,885
  a Jack in the Box Inc. ............................................                 26,800                  581,292
  a Sinclair Broadcast Group Inc., A ................................              1,089,000               12,882,870
  a Station Casinos Inc. ............................................                815,700               14,674,443
                                                                                                         -------------
                                                                                                           56,357,394
                                                                                                         -------------
    ELECTRONIC TECHNOLOGY 25.6%
  a Adaptec Inc. ....................................................              1,275,700                7,603,172
  a Advanced Digital Information Corp. ..............................                577,500                4,088,700
  a Advanced Energy Industries Inc. .................................                800,000                9,648,000
  a Advanced Fibre Communications Inc. ..............................              1,227,000               19,851,633
  a Anaren Microwave Inc. ...........................................                549,500                5,001,000
  a Avocent Corp. ...................................................                849,999               16,999,980
a,b Catapult Communications Corp. ...................................                700,000                9,058,000
  a Cognex Corp. ....................................................                333,000                6,313,680
  a Credence Systems Corp. ..........................................                750,000                6,262,500
  a Cymer Inc. ......................................................                687,000               17,257,440
  a Electro Scientific Industries Inc. ..............................                972,000               18,156,960
  a Exar Corp. ......................................................                598,300                7,538,580
  a FLIR Systems Inc. ...............................................                145,000                6,862,850
  a Integrated Circuit Systems Inc. .................................              1,335,000               27,287,400
  a Integrated Device Technology Inc. ...............................                545,000                5,382,965
  a Integrated Silicon Solution Inc. ................................                244,500                  689,490
  a Intersil Corp. ..................................................                250,000                4,247,500
  a Lam Research Corp. ..............................................                838,300               10,554,197
  a Merix Corp. .....................................................                684,500                6,167,345
  a Micrel Inc. .....................................................              1,209,800                9,992,948
  P ark Electrochemical Corp. .......................................                260,000                4,693,000
  a Pericom Semiconductor Corp. .....................................                306,900                2,639,033
  a Plexus Corp. ....................................................                600,000                6,438,000
  a Rudolph Technologies Inc. .......................................                375,100                6,406,708
  a Semtech Corp. ...................................................              1,306,000               18,453,780
   Technitrol Inc. ..................................................                600,000                8,778,000


FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                               SHARES/
   FRANKLIN SMALL CAP GROWTH FUND II                                          WARRANTS        VALUE
--------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS (CONT.)
    ELECTRONIC TECHNOLOGY (CONT.)
  a Trimble Navigation Ltd. .........................                           550,000   $    7,204,450
  a TTM Technologies Inc. ...........................                          104,300          190,869
  a Varian Semiconductor Equipment Associates Inc. ..                        1,275,000       30,370,500
  a Xicor Inc. - Private Placement, wts., A, 11/19/06                          387,701          193,850
                                                                                         ---------------
                                                                                            284,332,530
                                                                                         ---------------
    ENERGY MINERALS 4.7%
    Chesapeake Energy Corp. .........................                          900,000        6,282,000
  a Petroquest Energy Inc. ..........................                        1,102,000        4,430,040
  a Premcor Inc. ....................................                          458,700        9,196,935
  a Spinnaker Exploration Co. .......................                          350,000        6,737,500
  a Stone Energy Corp. ..............................                          659,400       21,206,304
  a Swift Energy Co. ................................                          660,000        4,752,000
                                                                                         ---------------
                                                                                             52,604,779
                                                                                         ---------------
    FINANCE 5.4%
    American Capital Strategies Ltd. ................                           49,200          967,272
    Amerus Group Co. ................................                          439,000       12,599,300
  a Blackrock Inc. ..................................                          105,400        3,764,888
    Doral Financial Corp. (Puerto Rico) .............                          303,150        7,960,719
    First State Bancorp .............................                           69,900        1,677,600
    Investors Financial Services Corp. ..............                          140,000        4,293,800
  a IPC Holdings Ltd. (Bermuda) .....................                          164,600        5,130,582
  a Jones Lang Lasalle Inc. .........................                          559,000        9,419,150
  a NCO Group Inc. ..................................                          360,000        4,942,800
    Reinsurance Group of America Inc. ...............                          205,800        5,657,442
    Umpqua Holdings Corp. ...........................                          230,700        3,654,288
                                                                                         ---------------
                                                                                             60,067,841
                                                                                         ---------------
    HEALTH TECHNOLOGY 4.4%
    Alpharma Inc., A ................................                          690,100        6,542,148
  a InterMune Inc. ..................................                          133,500        4,903,455
  a Medicis Pharmaceutical Corp., A .................                          300,000       13,770,000
  a United Therapeutics Corp. .......................                           22,100          330,395
  a Varian Medical Systems Inc. .....................                          485,900       23,430,098
                                                                                         ---------------
                                                                                             48,976,096
                                                                                         ---------------
  a INDUSTRIAL SERVICES 4.9%
    Cal Dive International Inc. .....................                          600,000       13,182,000
    FMC Technologies Inc. ...........................                          515,916        9,544,446
    Headwaters Inc. .................................                          293,400        5,031,810
    Patterson UTI Energy Inc. .......................                          730,000       21,111,600
    Superior Energy Services Inc. ...................                          600,000        4,914,000
  b US Liquids Inc. .................................                        1,003,400          501,700
                                                                                         ---------------
                                                                                             54,285,556
                                                                                         ---------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                               SHARES/
  FRANKLIN SMALL CAP GROWTH FUND II                                           WARRANTS           VALUE
-----------------------------------------------------------------------------------------------------------
   COMMON STOCKS AND WARRANTS (CONT.)
   NON-ENERGY MINERALS 1.6%
 a Cleveland Cliffs Inc. ..........................                            350,000       $   7,070,000
   Reliance Steel & Aluminum Co. ..................                            390,000           8,170,500
 a Stillwater Mining Co. ..........................                            331,200           2,646,288
                                                                                             --------------
                                                                                                17,886,788
                                                                                             --------------
   PROCESS INDUSTRIES 6.4%
   Bunge Ltd. .....................................                            429,100          10,890,558
   Cabot Corp. ....................................                            359,700           8,517,696
 a FMC Corp. ......................................                            300,000           9,177,000
   MacDermid Inc. .................................                             95,900           1,925,672
   Millennium Chemicals Inc. ......................                             21,200             196,524
   Minerals Technologies Inc. .....................                            390,500          17,146,855
   Nova Chemicals Corp. (Canada) ..................                            900,000          17,820,000
   Solutia Inc. ...................................                          1,131,900           5,036,955
                                                                                             --------------
                                                                                                70,711,260
                                                                                             --------------
   PRODUCER MANUFACTURING 11.7%
   C&D Technologies Inc. ..........................                            479,800           7,652,810
   CNH Global NV (Netherlands) ....................                          3,045,900           9,289,995
   Crane Co. ......................................                            450,000           8,266,500
 a CUNO Inc. ......................................                            189,900           5,902,092
 a Flowserve Corp. ................................                            226,100           2,649,892
 a Gentex Corp. ...................................                            666,700          19,654,316
 a Mettler-Toledo International Inc. (Switzerland)                             450,000          13,477,500
   Oshkosh Truck Corp. ............................                            154,700           8,810,165
   Pentair Inc. ...................................                             85,200           2,815,008
   Roper Industries Inc. ..........................                            170,300           6,573,580
   Superior Industries International Inc. .........                            231,500           9,831,805
 a Varian Inc. ....................................                            700,000          20,587,000
 a Wilson Greatbatch Technologies Inc. ............                            525,000          14,684,250
                                                                                             --------------
                                                                                               130,194,913
                                                                                             --------------
   REAL ESTATE .6%
   Colonial Properties Trust ......................                            200,000           6,612,000
                                                                                             --------------
   RETAIL TRADE 3.2%
 a Charming Shoppes Inc. ..........................                          1,156,900           5,321,740
 a Cost Plus Inc. .................................                            252,200           7,288,832
   Fred's Inc. ....................................                            174,700           4,767,738
 a Linens `n Things Inc. ..........................                            148,000           3,479,480
   Regis Corp. ....................................                            171,000           5,017,140
 a Tuesday Morning Corp. ..........................                            435,400           9,104,214
                                                                                             --------------
                                                                                                34,979,144
                                                                                             --------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                SHARES/
   FRANKLIN SMALL CAP GROWTH FUND II                                           WARRANTS          VALUE
------------------------------------------------------------------------------------------------------------
    COMMON STOCKS AND WARRANTS (CONT.)
    TECHNOLOGY SERVICES 9.5%
  a Ascential Software Corp. ..................................               1,342,700      $    3,249,334
  a Aspen Technology Inc. .....................................                 772,112           1,536,503
  a Borland Software Corp. ....................................               1,069,200          14,359,356
  a Entrust Inc. ..............................................               1,307,200           2,954,272
    Global Payments Inc. ......................................                 400,000          11,300,000
  a Hyperion Solutions Corp. ..................................                 141,500           3,820,500
  a Informatica Corp. .........................................               1,000,000           5,200,000
    Jack Henry & Associates Inc. ..............................                 856,200           8,800,879
  a Keane Inc. ................................................                 588,100           4,845,944
  a Lawson Software Inc. ......................................                 755,400           2,983,830
  a MatrixOne Inc. ............................................                 325,400             855,802
  a Micromuse Inc. ............................................                 737,263           1,695,705
  a National Instruments Corp. ................................               1,038,700          29,800,303
  a Pegasus Solutions Inc. ....................................                 375,700           4,095,130
  a Precise Software Solutions Ltd. (Israel) ..................                 481,500           5,585,400
  a webMethods Inc. ...........................................                 668,400           4,832,532
                                                                                             ---------------
                                                                                                105,915,490
                                                                                             ---------------
    TRANSPORTATION 4.5%
    Airborne Inc. .............................................                 791,000          10,195,990
  a Atlantic Coast Airlines Holdings Inc. .....................                 112,800           1,488,960
  a Forward Air Corp. .........................................               1,050,000          18,196,500
  a Knight Transportation Inc. ................................                 387,900           7,657,146
  a Landstar System Inc. ......................................                 250,000          12,185,000
                                                                                             ---------------
                                                                                                 49,723,596
                                                                                             ---------------
    UTILITIES 1.4%
    Energen Corp. .............................................                 550,000          15,345,000
                                                                                             ---------------
    TOTAL COMMON STOCKS AND WARRANTS (COST $1,271,281,068) ....                               1,043,349,182
                                                                                             ---------------
a,c CONVERTIBLE PREFERRED STOCK (COST $600,888)
    TECHNOLOGY SERVICES
    Micro Photonix Integration Corp., cvt. pfd., C ............                  95,148                  --
                                                                                             ---------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                               PRINCIPAL
  FRANKLIN SMALL CAP GROWTH FUND II                                              AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------
   CONVERTIBLE BONDS 1.5%
   ELECTRONIC TECHNOLOGY .8%
   Xicor Inc., cvt., 144A, 5.50%, 11/19/06 .....................              $14,500,000      $    9,425,000
                                                                                               ---------------
   HEALTH TECHNOLOGY .7%
   Cv Therapeutics Inc, cvt., 4.75%, 3/07/07 ...................               10,000,000           7,462,500
                                                                                               ---------------
   TOTAL CONVERTIBLE BONDS (COST $20,684,115) ..................                                   16,887,500
                                                                                               ---------------
   TOTAL LONG TERM INVESTMENTS (COST $1,292,566,071) ...........                                1,060,236,682
                                                                                               ---------------

                                                                                 SHARES
                                                                             --------------
 d SHORT TERM INVESTMENTS (COST $53,577,836) 4.8%
   Franklin Institutional Fiduciary Trust Money Market Portfolio               53,577,836          53,577,836
                                                                                               ---------------
   TOTAL INVESTMENTS (COST $1,346,143,907) 100.3% ..............                                1,113,814,518
   OTHER ASSETS, LESS LIABILITIES (.3)% ........................                                   (3,458,974)
                                                                                               ---------------
   NET ASSETS 100.0% ...........................................                               $1,110,355,544
                                                                                               ===============


aNon-income producing
bSee Note 7 regarding holdings of 5% voting securities.
cSee Note 6 regarding restricted securities.
dSee Note 3 regarding investments in the "Sweep Money Fund".

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Highlights

FRANKLIN SMALL-MID CAP GROWTH FUND

                                                                        CLASS A
                                          --------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                          OCTOBER 31, 2002                 YEAR ENDED APRIL 30,
                                                           ---------------------------------------------------
                                           (UNAUDITED)      2002       2001        2000       1999       1998
                                          --------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)
Net asset value, beginning of period ....      $28.85     $34.15     $45.48      $24.65     $25.93     $18.96
                                          --------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a .........        (.04)      (.06)       .12         .09        .06        .07
 Net realized and unrealized gains (losses)     (7.07)     (5.16)    (10.98)      21.04      (1.02)      7.92
                                          --------------------------------------------------------------------
Total from investment operations ........       (7.11)     (5.22)    (10.86)      21.13       (.96)      7.99
                                          --------------------------------------------------------------------
Less distributions from:
 Net investment income ..................          --       (.08)      (.24)       (.04)      (.14)      (.09)
 Net realized gains .....................          --         --       (.23)       (.26)      (.18)      (.93)
                                          --------------------------------------------------------------------
Total distributions .....................          --       (.08)      (.47)       (.30)      (.32)     (1.02)
                                          --------------------------------------------------------------------
Net asset value, end of period ..........      $21.74     $28.85     $34.15      $45.48     $24.65     $25.93
                                          ====================================================================

Total return b ..........................    (24.64)%   (15.28)%   (24.00)%      85.97%    (3.44)%     43.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......  $5,544,912 $7,784,125 $9,606,125 $11,199,559 $4,251,284 $3,957,972
Ratios to average net assets:
 Expenses ...............................        .98% c     .89%       .86%        .85%       .94%       .89%
 Net investment income (loss) ...........      (.35)% c   (.18)%       .29%        .24%       .30%       .32%
Portfolio turnover rate .................      18.39%     47.38%     27.23%      24.67%     46.73%     42.97%


aBased on average shares outstanding effective year ended April 30, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN SMALL-MID CAP GROWTH FUND (CONT.)
                                                                     CLASS B
                                                                ----------------
                                                                SIX MONTHS ENDED
                                                                OCTOBER 31, 2002
                                                                  (UNAUDITED) c
                                                                ----------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................         $24.33
                                                                ----------------
Income from investment operations:
 Net investment loss a .......................................           (.08)
 Net realized and unrealized losses ..........................          (2.56)
                                                                ----------------
Total from investment operations .............................          (2.64)
                                                                ----------------
Net asset value, end of period ...............................         $21.69
                                                                ================

Total return b ...............................................       (10.85)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................         $2,340
Ratios to average net assets:
 Expenses ....................................................          1.73% d
 Net investment loss .........................................        (1.10)% d
Portfolio turnover rate ......................................         18.39%


aBased on average shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cFor the period July 1, 2002 (effective date) to October 31, 2002.
dAnnualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN SMALL-MID CAP GROWTH FUND (CONT.)

                                                                          CLASS C
                                          -------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                          OCTOBER 31, 2002                 YEAR ENDED APRIL 30,
                                                           --------------------------------------------------
                                            (UNAUDITED)        2002       2001       2000     1999      1998
                                          -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)
Net asset value, beginning of period ...        $28.09       $33.41     $44.58     $24.32   $25.59    $18.78
                                          -------------------------------------------------------------------
Income from investment operations:
 Net investment loss a .................          (.13)        (.27)      (.19)      (.19)    (.09)     (.02)
 Net realized and unrealized gains (losses)      (6.86)       (5.05)    (10.75)     20.71    (1.00)     7.76
                                          -------------------------------------------------------------------
Total from investment operations .......         (6.99)       (5.32)    (10.94)     20.52    (1.09)     7.74
                                          -------------------------------------------------------------------
Less distributions from net realized gains          --           --       (.23)      (.26)    (.18)     (.93)
                                          -------------------------------------------------------------------
Net asset value, end of period .........        $21.10       $28.09     $33.41     $44.58   $24.32    $25.59
                                          ===================================================================

Total return b .........................      (24.88)%     (15.92)%   (24.61)%     84.58%  (4.08)%    42.06%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ......      $642,717     $948,940 $1,263,169 $1,667,870 $764,715  $731,707
Ratios to average net assets:
 Expenses ..............................         1.73% c      1.64%      1.61%      1.60%    1.69%     1.64%
 Net investment loss ...................       (1.10)% c     (.92)%     (.45)%     (.52)%   (.44)%    (.42)%
Portfolio turnover rate ................        18.39%       47.38%     27.23%     24.67%   46.73%    42.97%




aBased on average shares outstanding effective year ended April 30, 2000. bTotal return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year. cAnnualized

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN SMALL-MID CAP GROWTH FUND (CONT.)

                                                                                         CLASS R
                                                                              ---------------------------------
                                                                              SIX MONTHS ENDED
                                                                              OCTOBER 31, 2002   YEAR ENDED
                                                                                 (UNAUDITED)   APRIL 30, 2002 d
                                                                              ---------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ........................................    $28.81             $31.16
                                                                              ---------------------------------
Income from investment operations:
 Net investment loss a ......................................................      (.10)              (.12)
 Net realized and unrealized losses .........................................     (7.01)             (2.23)
                                                                              ---------------------------------
Total from investment operations ............................................     (7.11)             (2.35)
                                                                              ---------------------------------
Net asset value, end of period ..............................................    $21.70             $28.81
                                                                              =================================

Total return b ..............................................................  (24.68)%            (7.54)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ...........................................    $5,532             $1,253
Ratios to average net assets:
 Expenses ...................................................................     1.23% c            1.14% c
 Net investment loss ........................................................    (.60)% c          (1.26)% c
Portfolio turnover rate .....................................................    18.39%             47.38%



aBased on average shares outstanding.
bTotal return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.
cAnnualized
dFor the period January 1, 2002 (effective date) to April 30, 2002.

FRANKLIN STRATEGIC SERIES
Financial Highlights (CONTINUED)

FRANKLIN SMALL-MID CAP GROWTH FUND (CONT.)

                                                                       ADVISOR CLASS
                                          -------------------------------------------------------------------
                                          SIX MONTHS ENDED
                                          OCTOBER 31, 2002                 YEAR ENDED APRIL 30,
                                                           --------------------------------------------------
                                            (UNAUDITED)        2002      2001       2000      1999      1998
                                          -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)
Net asset value, beginning of period ....       $29.00       $34.37    $45.74     $24.73    $26.01    $18.97
                                          -------------------------------------------------------------------
Income from investment operations:
 Net investment income (loss) a .........         (.01)         .02       .23        .18       .10       .09
 Net realized and unrealized gains (losses)      (7.11)       (5.20)   (11.06)     21.15     (1.00)     8.01
                                          -------------------------------------------------------------------
Total from investment operations ........        (7.12)       (5.18)   (10.83)     21.33      (.90)     8.10
                                          -------------------------------------------------------------------
Less distributions from:
 Net investment income ..................           --         (.19)     (.31)      (.06)     (.20)     (.13)
 Net realized gains .....................           --           --      (.23)      (.26)     (.18)     (.93)
                                          -------------------------------------------------------------------
Total distributions .....................           --         (.19)     (.54)      (.32)     (.38)    (1.06)
                                          -------------------------------------------------------------------
Net asset value, end of period ..........       $21.88       $29.00    $34.37     $45.74    $24.73    $26.01
                                          ===================================================================

Total return b ..........................     (24.55)%     (15.10)%  (23.83)%     86.43%   (3.12)%    43.68%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) .......     $241,248     $321,921  $357,832   $436,864  $168,055  $118,683
Ratios to average net assets:
 Expenses ...............................         .73% c       .64%      .61%       .60%      .69%      .64%
 Net investment income (loss) ...........       (.10)% c       .05%      .54%       .49%      .56%      .58%
Portfolio turnover rate .................       18.39%       47.38%    27.23%     24.67%    46.73%    42.97%


aBased on average shares outstanding effective year ended April 30, 2000. bTotal return is not annualized for periods less than one year.
cAnnualized

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED)

                                                                                  SHARES/
   FRANKLIN SMALL-MID CAP GROWTH FUND                                             RIGHTS         VALUE
------------------------------------------------------------------------------------------------------------
         COMMON STOCKS AND RIGHTS 91.8%
         COMMERCIAL SERVICES 3.8%
         Corporate Executive Board Co. ......................................       559,800  $   18,579,762
       a DoubleClick Inc. ...................................................     3,464,900      24,254,300
       b Fair, Isaac & Co. Inc. .............................................       721,773      27,766,607
       a Lamar Advertising Co., A ...........................................     1,065,000      36,146,100
     a,c Learning Tree International Inc. ...................................     1,064,000      18,182,696
     a,b Maximus Inc. .......................................................       500,900      10,208,342
         Moody's Corp. ......................................................     1,300,000      61,230,000
     a,b ProBusiness Services Inc. ..........................................     1,062,200       9,666,020
         TMP Worldwide Inc. .................................................     2,275,600      35,226,288
                                                                                             ---------------
                                                                                                241,260,115
                                                                                             ---------------
         COMMUNICATIONS 1.8% ................................................
   a,b,c Alaska Communications Systems Holdings Inc. ........................     2,411,700       4,582,230
     a,b AT&T Wireless Services Inc. ........................................     6,112,550      41,993,219
       b CenturyTel Inc. ....................................................     1,400,000      39,662,000
         Telecom Corp. of New Zealand Ltd. (New Zealand) ....................    11,148,000      27,425,954
                                                                                             ---------------
                                                                                                113,663,403
                                                                                             ---------------
         CONSUMER DURABLES 1.1%
         D.R. Horton Inc. ...................................................     1,000,000      19,270,000
       a Meritage Corp. .....................................................       117,900       4,716,000
       a NVR Inc. ...........................................................       134,200      45,493,800
                                                                                             ---------------
                                                                                                 69,479,800
                                                                                             ---------------
         CONSUMER NON-DURABLES 3.3%
         Adolph Coors Co., B ................................................     1,400,000      95,872,000
       a Dean Foods Inc. ....................................................     1,253,000      46,974,970
       b Estee Lauder Cos. Inc., A ..........................................       508,900      14,819,168
       a Jones Apparel Group Inc. ...........................................       432,800      14,992,192
       a Polo Ralph Lauren Corp., A .........................................     1,100,000      20,944,000
         Wolverine World Wide Inc. ..........................................     1,225,500      19,742,805
                                                                                             ---------------
                                                                                                213,345,135
                                                                                             ---------------
       a CONSUMER SERVICES 3.9%
         Brinker International Inc. .........................................       734,500      20,852,455
         DeVry Inc. .........................................................       342,300       4,860,660
         Entercom Communications Corp. ......................................       683,000      33,617,260
         Entravision Communications Corp. ...................................     2,801,300      33,503,548
         Foveon Inc. Private Co., 144A ......................................     1,792,573       6,722,149
       c Hispanic Broadcasting Corp., A .....................................     4,023,300      86,500,950
         Insight Communications Co. Inc., A .................................     2,433,249      23,699,845
         Jack in the Box Inc. ...............................................     1,299,700      28,190,493
         Mediacom Communications Corp., A ...................................     2,711,400      14,777,130
                                                                                             ---------------
                                                                                                252,724,490
                                                                                             ---------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                  SHARES/
   FRANKLIN SMALL-MID CAP GROWTH FUND                                             RIGHTS         VALUE
------------------------------------------------------------------------------------------------------------
         COMMON STOCKS AND RIGHTS (CONT.)
         DISTRIBUTION SERVICES .7%
         AmerisourceBergen Corp. ............................................       593,600  $   42,234,640
                                                                                             ---------------
         ELECTRONIC TECHNOLOGY 18.3%
       a Advanced Energy Industries Inc. ....................................     1,285,500      15,503,130
       a Advanced Fibre Communications Inc. .................................     1,173,100      18,979,585
       a Agilent Technologies Inc. ..........................................     2,774,300      38,146,625
       a Altera Corp. .......................................................     1,200,000      14,064,000
     a,b ARM Holdings PLC, ADR (United Kingdom) .............................     2,500,000       6,825,000
       a Avocent Corp. ......................................................     1,242,236      24,844,720
     a,b Celestica Inc. (Canada) ............................................     1,637,500      22,597,500
       a CIENA Corp. ........................................................     5,804,845      21,361,830
       a Coherent Inc. ......................................................     1,250,000      22,087,500
       a Credence Systems Corp. .............................................     1,113,900       9,301,065
         Diebold Inc. .......................................................     1,200,000      42,780,000
       b Embraer-Empresa Brasileira de Aeronautica SA, ADR (Brazil) .........     2,050,000      32,144,000
     a,b EMCORE Corp. .......................................................     1,579,500       3,151,103
       a Integrated Circuit Systems Inc. ....................................     1,124,600      22,986,824
       a Integrated Device Technology Inc. ..................................       900,000       8,889,300
     a,b Intersil Corp. .....................................................     2,548,500      43,299,015
       a Jabil Circuit Inc. .................................................     1,800,000      27,774,000
     a,b KLA-Tencor Corp. ...................................................     1,570,000      55,939,100
       a L-3 Communications Holdings Inc. ...................................     1,659,000      77,973,000
     a,b Lam Research Corp. .................................................     3,082,900      38,813,711
       a Lexmark International Inc. .........................................       720,000      42,782,400
     a,c Micrel Inc.                                                              4,724,400      39,023,544
         Microchip Technology Inc. ..........................................       900,000      21,960,000
       a Mirapoint Inc., 144A ...............................................       682,128         784,447
       a Network Appliance Inc. .............................................     3,900,000      34,986,900
       a Novellus Systems Inc. ..............................................     2,375,100      75,053,160
         PerkinElmer Inc. ...................................................     2,052,192      14,283,256
       a Polycom Inc. .......................................................     1,949,100      19,198,635
     a,b QLogic Corp. .......................................................     1,006,200      34,975,512
       a Semtech Corp. ......................................................     2,231,200      31,526,856
     a,b Synopsys Inc. ......................................................     1,918,300      72,607,655
     a,b Tekelec ............................................................     1,599,200      13,849,072
     a,c Tektronix Inc. .....................................................     5,438,200      96,092,994
       a Thermo Electron Corp. ..............................................     3,000,000      55,170,000
       a The Titan Corp. ....................................................     1,250,000      16,112,500
       a Varian Semiconductor Equipment Associates Inc. .....................       782,000      18,627,240
       a Waters Corp. .......................................................     1,791,300      45,104,934
                                                                                             ---------------
                                                                                              1,179,600,113
                                                                                             ---------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                  SHARES/
   FRANKLIN SMALL-MID CAP GROWTH FUND                                             RIGHTS         VALUE
------------------------------------------------------------------------------------------------------------
         COMMON STOCKS AND RIGHTS (CONT.)
         ENERGY MINERALS 1.5%
         Devon Energy Corp. .................................................       800,088     $40,404,444
       a Forest Oil Corp. ...................................................       897,600      22,395,120
       a Newfield Exploration Co. ...........................................     1,000,000      34,990,000
       a Swift Energy Co. ...................................................       160,800       1,157,760
                                                                                             ---------------
                                                                                                 98,947,324
                                                                                             ---------------
         FINANCE 10.1%
         A.G. Edwards Inc. ..................................................       400,000      13,160,000
       b Allied Capital Corp. ...............................................     1,471,500      30,975,075
     a,b Allied Capital Corp. rts., 11/21/02 ................................     1,471,500       1,548,754
     a,b AmeriCredit Corp. ..................................................       520,000       3,946,800
         Arthur J. Gallagher & Co. ..........................................     1,700,000      45,594,000
       a Bank United Corp. ..................................................     1,000,000          80,000
         City National Corp. ................................................       327,900      14,837,475
         Federated Investors Inc., B ........................................     3,383,400      90,675,120
         First American Corp. ...............................................       500,000      10,225,000
       a Investment Technology Group Inc. ...................................       816,812      26,056,303
         Investors Financial Services Corp. .................................       800,000      24,536,000
     a,b Labranche & Co. Inc. ...............................................     1,676,400      45,279,564
         MBIA Inc. ..........................................................       361,000      15,757,650
         National Commerce Financial Corp. ..................................     3,390,000      82,987,200
         The PMI Group Inc. .................................................       513,200      15,293,360
         Radian Group Inc. ..................................................     1,899,594      66,998,680
         Reinsurance Group of America Inc. ..................................     1,050,300      28,872,747
     a,c Silicon Valley Bancshares ..........................................     2,840,000      53,363,600
         TCF Financial Corp. ................................................     1,820,000      77,240,800
                                                                                             ---------------
                                                                                                647,428,128
                                                                                             ---------------
       a HEALTH SERVICES 4.0%
         AdvancePCS .........................................................       697,000      17,494,700
         Alliance Imaging Inc. ..............................................       704,300       7,902,246
         Anthem Inc. ........................................................       216,000      13,608,000
         Beverly Enterprises Inc. ...........................................     1,560,600       3,495,744
         Caremark RX Inc. ...................................................     2,924,375      51,761,437
         Community Health Systems Inc. ......................................       600,000      14,100,000
         Express Scripts Inc. ...............................................       292,800      15,863,904
       b Laboratory Corp. of America Holdings ...............................       984,800      23,733,680
         Pharmaceutical Product Development Inc. ............................     1,059,200      29,022,080
         Renal Care Group Inc. ..............................................     1,303,800      41,265,270
       b Triad Hospitals Inc. ...............................................     1,125,064      41,064,836
                                                                                             ---------------
                                                                                                259,311,897
                                                                                             ---------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                  SHARES/
   FRANKLIN SMALL-MID CAP GROWTH FUND                                             RIGHTS         VALUE
------------------------------------------------------------------------------------------------------------
         COMMON STOCKS AND RIGHTS (CONT.)
         HEALTH TECHNOLOGY 7.2%
     a,b Abgenix Inc. .......................................................       702,300     $ 4,775,640
         Allergan Inc. ......................................................       885,000      48,188,250
     a,b American Medical Systems Holdings Ltd. .............................       454,700       6,361,253
         C.R. Bard Inc. .....................................................       425,000      23,770,250
     a,b Cerus Corp. ........................................................       224,800       4,005,936
       a Epoch Biosciences Inc. .............................................       522,800         857,392
       a Genta Inc. .........................................................       578,500       4,512,300
       b ICN Pharmaceuticals Inc. ...........................................     1,074,200       8,969,570
     a,b InterMune Inc. .....................................................       628,700      23,092,151
       a Ivax Corp. .........................................................     2,702,000      33,910,100
       a King Pharmaceuticals Inc. ..........................................     1,500,000      23,025,000
       a MedImmune Inc. .....................................................       855,750      21,864,412
       a Millennium Pharmaceuticals Inc. ....................................     2,137,697      15,904,466
       a Neurocrine Biosciences Inc. ........................................        92,000       4,130,800
     a,b NPS Pharmaceuticals Inc. ...........................................       540,300      14,036,994
     a,b OSI Pharmaceuticals Inc. ...........................................       633,700      10,975,684
         Pall Corp. .........................................................     1,118,900      19,435,293
     a,b Ribapharm Inc. .....................................................       629,800       2,865,590
     a,b Shire Pharmaceuticals Group PLC, ADR (United Kingdom) ..............     1,883,200      43,991,552
       a SICOR Inc. .........................................................     2,241,500      33,353,520
       a Varian Medical Systems Inc. ........................................     1,593,600      76,843,392
       a Watson Pharmaceuticals Inc. ........................................     1,500,000      41,235,000
                                                                                             ---------------
                                                                                                466,104,545
                                                                                             ---------------
         INDUSTRIAL SERVICES 7.2%
       a Allied Waste Industries Inc. .......................................     9,693,200      78,999,580
     a,c Atwood Oceanics Inc. ...............................................     1,116,600      33,274,680
     a,c Core Laboratories NV (Netherlands) .................................     1,900,000      17,917,000
     a,c Grey Wolf Inc. .....................................................    11,445,600      45,782,400
       a Hydril Co. .........................................................       334,000       9,034,700
       a Oil States International Inc. ......................................     1,276,200      16,526,790
       a Pride International Inc. ...........................................     2,840,600      39,427,528
         Rowan Cos. Inc. ....................................................     1,258,100      25,652,659
       a Superior Energy Services Inc. ......................................     2,635,500      21,584,745
       a Trico Marine Services Inc. .........................................     1,791,100       4,477,750
     a,c Varco International Inc. ...........................................     5,678,281      93,350,940
       a Waste Connections Inc. .............................................       918,800      33,609,704
     a,b Weatherford International Inc. .....................................     1,087,000      43,523,480
                                                                                             ---------------
                                                                                                463,161,956
                                                                                             ---------------
         NON-ENERGY MINERALS .4%
         Reliance Steel & Aluminum Co. ......................................     1,274,900      26,709,155
                                                                                             ---------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                  SHARES/
   FRANKLIN SMALL-MID CAP GROWTH FUND                                             RIGHTS         VALUE
------------------------------------------------------------------------------------------------------------
         COMMON STOCKS AND RIGHTS (CONT.)
         PROCESS INDUSTRIES 2.9%
         Bunge Ltd. ........................................................      3,354,800     $85,144,824
         Cabot Corp. .......................................................      1,906,300      45,141,184
       b Lyondell Chemical Co. .............................................      2,323,600      29,045,000
         Valspar Corp. .....................................................        650,800      27,183,916
                                                                                             ---------------
                                                                                                186,514,924
                                                                                             ---------------
         PRODUCER MANUFACTURING 5.1%
       a American Standard Cos. Inc. .......................................        400,000      26,680,000
         Borg Warner Inc. ..................................................        800,000      35,984,000
         Delphi Corp. ......................................................      1,694,900      11,796,504
       a Flowserve Corp. ...................................................      1,128,000      13,220,160
     a,b Gentex Corp. ......................................................      1,300,000      38,324,000
       c Gibraltar Steel Corp. .............................................      1,012,800      20,742,144
         ITT Industries Inc. ...............................................        700,000      45,486,000
     a,c Mettler-Toledo International Inc. (Switzerland) ...................      2,931,600      87,801,420
       a Power-One Inc. ....................................................      1,688,000       9,083,128
       a Varian Inc. .......................................................      1,302,300      38,300,643
                                                                                             ---------------
                                                                                                327,417,999
                                                                                             ---------------
         REAL ESTATE .4%
         Starwood Hotels & Resorts Worldwide Inc. ..........................      1,191,100      27,752,630
                                                                                             ---------------
         RETAIL TRADE 4.2%
       a 99 Cents Only Stores ..............................................        690,400      18,675,320
       a Abercrombie & Fitch Co., A ........................................        637,000      11,351,340
     a,b Amazon.com Inc. ...................................................      3,804,800      73,660,928
     a,b AutoZone Inc. .....................................................        234,400      20,104,488
       a Barnes & Noble Inc. ...............................................      1,716,000      36,207,600
       a Bed Bath & Beyond Inc. ............................................        640,600      22,715,676
       a Best Buy Co. Inc. .................................................      1,445,600      29,793,816
       a Foot Locker Inc. ..................................................      1,700,000      16,660,000
       a The Men's Wearhouse Inc. ..........................................        544,800       7,474,656
         Tiffany & Co. .....................................................      1,205,900      31,570,462
                                                                                             ---------------
                                                                                                268,214,286
                                                                                             ---------------
         TECHNOLOGY SERVICES 11.1%
       a Actuate Corp. .....................................................      2,605,800       4,742,556
         Adobe Systems Inc. ................................................      1,125,000      26,595,000
       a Affiliated Computer Services Inc., A ..............................      3,431,600     158,025,180
     a,b Bisys Group Inc. ..................................................      1,363,200      24,401,280
       a Cadence Design Systems Inc. .......................................      1,500,000      15,195,000
       a Check Point Software Technologies Ltd. (Israel) ...................      1,849,000      25,497,710

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                  SHARES/
   FRANKLIN SMALL-MID CAP GROWTH FUND                                             RIGHTS         VALUE
------------------------------------------------------------------------------------------------------------
         COMMON STOCKS AND RIGHTS (CONT.)
         TECHNOLOGY SERVICES (CONT.)
       a Computer Sciences Corp. ...........................................      2,000,000     $64,580,000
       a Hewitt Associates Inc. ............................................        223,600       6,585,020
     a,b i2 Technologies Inc. ..............................................      7,608,600       5,934,708
       a Informatica Corp. .................................................      2,021,800      10,513,360
       a Interwoven Inc. ...................................................      1,664,600       3,260,951
       a Intuit Inc. .......................................................      1,366,200      70,933,104
       a Mercury Interactive Corp. .........................................      1,852,100      48,839,877
     a,b Netiq Corp. .......................................................      1,006,300      14,198,893
     a,b Network Associates Inc. ...........................................      1,600,000      25,424,000
       a Nuance Communications Inc. ........................................      1,148,700       2,527,140
     a,b Overture Services Inc. ............................................      1,357,400      37,369,222
     a,b Precise Software Solutions Ltd. (Israel) ..........................        501,000       5,811,600
     a,b Quest Software Inc.                                                      1,728,000      18,869,760
       a Retek Inc. ........................................................      1,804,300       5,900,061
       a RSA Security Inc. .................................................      2,418,600      10,811,142
     a,b Sapient Corp. .....................................................      4,296,300       6,659,265
         Serena Software Inc. ..............................................        770,400      12,295,584
       a Verity Inc. .......................................................      1,541,200      13,901,624
     a,b webMethods Inc. ...................................................        634,900       4,590,327
     a,b Yahoo! Inc. .......................................................      6,000,300      89,524,476
                                                                                             ---------------
                                                                                                712,986,840
                                                                                             ---------------
         TRANSPORTATION 4.8%
       a Alaska Air Group Inc. .............................................        757,700      16,396,628
     a,c Atlantic Coast Airlines Holdings Inc. .............................      2,800,000      36,960,000
         C.H. Robinson Worldwide Inc. ......................................      3,051,200      90,223,984
         Expeditors International of Washington Inc. .......................      4,858,600     153,094,486
       a Mesa Air Group Inc. ...............................................        873,400       4,812,434
         SkyWest Inc. ......................................................        645,100       9,786,812
                                                                                             ---------------
                                                                                                311,274,344
                                                                                             ---------------
         TOTAL COMMON STOCKS AND RIGHTS (COST $6,791,216,151) ..............                  5,908,131,724
                                                                                             ---------------
         CONVERTIBLE PREFERRED STOCKS .2%
     a,d Electronic Technology
         3Ware Inc., cvt. pfd., D ..........................................        855,446              --
         Anda Networks Inc., cvt. pfd., D ..................................        364,431         218,658
         Kestrel Solutions Inc., cvt. pfd., D ..............................        239,831         280,602
                                                                                             ---------------
                                                                                                    499,260
                                                                                             ---------------
         UTILITIES .2%
         Sierra Pacific Resources Co., 9.00%, cvt. pfd., PIES ..............        327,900      10,968,583
                                                                                             ---------------
         TOTAL CONVERTIBLE PREFERRED STOCKS (COST $24,640,280) .............                     11,467,843
                                                                                             ---------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)

                                                                                  PRINCIPAL
         FRANKLIN SMALL-MID CAP GROWTH FUND                                         AMOUNT        VALUE
------------------------------------------------------------------------------------------------------------
         CONVERTIBLE BONDS .2%
       d ELECTRONIC TECHNOLOGY
         3Ware Inc., cvt., zero cpn., 12/20/02 .............................   $  2,629,479  $           --
                                                                                             ---------------
         HEALTH TECHNOLOGY .2%
         Intermune Inc., cvt., 5.75%, 7/15/06 ..............................     11,000,000      13,667,500
                                                                                             ---------------
         TOTAL CONVERTIBLE BONDS (COST $13,629,479) ........................                     13,667,500
                                                                                             ---------------
         TOTAL LONG TERM INVESTMENTS (COST $6,829,485,910) .................                  5,933,267,067
                                                                                             ---------------

                                                                                  SHARES
                                                                               ------------
       e Short Term Investments (Cost $160,556,672) 2.5%
         Franklin Institutional Fiduciary Trust Money Market Portfolio .....    160,556,672     160,556,672
                                                                                             ---------------
         TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $6,990,042,582)                 6,093,823,739
                                                                                             ---------------

FRANKLIN STRATEGIC SERIES
STATEMENT OF INVESTMENTS, OCTOBER 31, 2002 (UNAUDITED) (CONT.)


                                                                                PRINCIPAL
    FRANKLIN SMALL-MID CAP GROWTH FUND                                            AMOUNT         VALUE
------------------------------------------------------------------------------------------------------------
    REPURCHASE AGREEMENTS 10.4%
  f Joint Repurchase Agreement, 1.879%, 11/01/02, (Maturity Value ............ $322,330,935  $  322,330,935
    $322,347,759) ABN AMRO Inc. (Maturity Value $30,835,787) Bank of America
    Securities LLC (Maturity Value $30,835,787) Bear, Stearns & Co. Inc.
    (Maturity Value $30,835,787) BNP Paribas Securities Corp. (Maturity
    Value $30,835,787) Deutsche Bank Securities Inc. (Maturity Value
    $30,835,787) Dresdner Kleinwort Wasserstein Securities LLC (Maturity
    Value $30,835,787) Goldman, Sachs & Co. (Maturity Value $30,835,787)
    Greenwich Capital Markets Inc. (Maturity Value $30,835,787) Lehman
    Brothers Inc. (Maturity Value $13,989,889) Morgan Stanley & Co. Inc.
    (Maturity Value $30,835,787) UBS Warburg LLC (Maturity Value
    $30,835,787) Collateralized by U.S. Treasury Bills, Notes, and Bonds,
    and U.S. Government Agency Securities
  g Barclays Capital Markets, 1.93%, (Maturity Value $32,296,784) ............   32,294,892      35,294,892
    Collateralized by U.S. Government Agency Securities
  g Bear, Stearns & Co. Inc. 1.93%, 11/01/02, (Maturity Value $31,425,370) ...   31,423,685      31,423,685
    Collateralized by U.S. Government Agency Securities
  g Credit Suisse First Boston Inc., 1.91%, 11/01/02, (Maturity Value ........   24,632,307      24,632,307
    $24,633,614) Collateralized by U.S. Government Agency Securities
  g Deutsche Bank Securities Inc., 1.93%, 11/01/02, (Maturity Value ..........   43,639,339      43,639,339
    $43,641,679) Collateralized by U.S. Government Agency Securities
  g Goldman, Sachs & Co., 1.93%, 11/01/02, (Maturity Value $51,731,546) ......   51,728,773      51,728,773
    Collateralized by U.S. Government Agency Securities
  g Goldman, Sachs & Co., 1.55%, 11/01/02, (Maturity Value $1,000,086) .......    1,000,043       1,000,043
    Collateralized by U.S. Government Agency Securities
  g J. P. Morgan Securities Inc., 1.93%, 11/01/02, (Maturity Value $40,556,348)  40,554,174      40,554,174
    Collateralized by U.S. Government Agency Securities
  g Merrill Lynch Government Securities Inc., 1.93%, 11/01/02, (Maturity .....   32,788,758      32,788,758
    Value $32,790,516) Collateralized by U.S. Government Agency Securities
  g Morgan Stanley & Co. Inc., 1.92%, 11/01/02, (Maturity Value $32,150,430) .   32,148,715      32,148,715
    Collateralized by U.S. Government Agency Securities
  g Salomon Smith Barney Inc., 1.93%, 11/01/02, (Maturity Value $23,715,542) .   23,714,271      23,714,271
    Collateralized by U.S. Government Agency Securities
  g UBS Warburg LLC, 1.95%, 11/01/02, (Maturity Value $30,677,324) ...........   30,675,662      30,675,662
    Collateralized by U.S. Government Agency Securities
                                                                                             ---------------
    TOTAL REPURCHASE AGREEMENTS (COST $669,931,554) ..........................                  669,931,554
                                                                                             ---------------
    TOTAL INVESTMENTS (COST $7,659,974,136) 105.1% ...........................                6,763,755,293
    OTHER ASSETS, LESS LIABILITIES (5.1)% ....................................                 (327,006,306)
                                                                                             ---------------
    NET ASSETS 100.0% ........................................................               $6,436,748,987
                                                                                             ===============


aNon-income producing
bPortion of the security has been loaned to certain brokers. See Note 1(d). cSee Note 7 regarding holdings of 5% voting securities.
dSee Note 6 regarding restricted securities.
eSee Note 3 regarding investments in the "Sweep Money Fund".
fSee Note 1(c) regarding joint repurchase agreement.
gCollateral for loaned securities.  See Note 1(d).

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2002 (UNAUDITED)


                                                                  FRANKLIN        FRANKLIN        FRANKLIN
                                                                 AGGRESSIVE       FLEX CAP        LARGE CAP
                                                                 GROWTH FUND     GROWTH FUND     GROWTH FUND
                                                               ----------------------------------------------
Assets:
 Investments in securities:
  Cost .....................................................   $ 129,918,463   $1,294,956,559    $88,724,343
                                                               ==============================================
  Value ....................................................     112,330,029    1,265,323,212     86,441,594
 Repurchase agreements, at value and cost ..................              --       50,846,723             --
 Receivables:
  Investment securities sold ...............................          70,007       43,559,892      1,401,489
  Capital shares sold ......................................          58,588        1,486,066        228,034
  Dividends and interest ...................................          50,934          533,540         45,575
                                                               ----------------------------------------------
      Total assets .........................................     112,509,558    1,361,749,433     88,116,692
                                                               ----------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased ..........................       1,096,581        3,221,450             --
  Capital shares redeemed ..................................         172,844        2,402,415        154,723
  Affiliates ...............................................         176,054        1,269,706        126,978
  Unaffiliated transfer agent fees .........................          90,932          545,908         45,137
  Shareholders .............................................          42,137          489,720         14,660
  Collateral on securities loaned (Note 1d) ................              --       50,846,723             --
 Other liabilities .........................................           7,749           52,993         20,003
                                                               ----------------------------------------------
      Total liabilities ....................................       1,586,297       58,828,915        361,501
                                                               ----------------------------------------------
       Net assets, at value ................................   $ 110,923,261   $1,302,920,518    $87,755,191
                                                               ==============================================
Net assets consist of:
 Undistributed net investment income .......................   $  (1,079,875)  $   (3,302,517)  $   (406,901)
 Net unrealized depreciation ...............................     (17,588,434)     (29,633,347)    (2,282,749)
 Accumulated net realized loss .............................    (209,703,366)    (505,011,204)   (86,986,302)
 Capital shares ............................................     339,294,936    1,840,867,586    177,431,143
                                                               ----------------------------------------------
       Net assets, at value ................................   $ 110,923,261   $1,302,920,518    $87,755,191
                                                               ==============================================



                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 2002 (UNAUDITED)


                                                                      FRANKLIN     FRANKLIN       FRANKLIN
                                                                     AGGRESSIVE    FLEX CAP       LARGE CAP
                                                                     GROWTH FUND  GROWTH FUND    GROWTH FUND
                                                                     ---------------------------------------
CLASS A:
 Net assets, at value ...........................................    $64,486,876  $999,570,998   $39,486,566
                                                                     =======================================
 Shares outstanding .............................................      7,293,940    41,653,585     5,473,443
                                                                     =======================================
 Net asset value per sharea .....................................          $8.84        $24.00         $7.21
                                                                     =======================================
 Maximum offering price per share (net asset value
  per share / 94.25%) ...........................................          $9.38        $25.46         $7.65
                                                                     =======================================
CLASS B:
 Net assets, at value ...........................................    $12,643,259  $ 87,163,776   $ 5,109,883
                                                                     =======================================
 Shares outstanding .............................................      1,456,690     3,742,301       723,668
                                                                     =======================================
 Net asset value and maximum offering price per share a .........          $8.68        $23.29         $7.06
                                                                     =======================================
CLASS C:
 Net assets, at value ...........................................    $25,314,200  $211,719,150   $29,739,126
                                                                     =======================================
 Shares outstanding .............................................      2,921,320     9,070,535     4,209,839
                                                                     =======================================
 Net asset value per share a ....................................          $8.67        $23.34         $7.06
                                                                     =======================================
 Maximum offering price per share (net asset value
  per share / 99%) ..............................................          $8.76        $23.58         $7.13
                                                                     =======================================
CLASS R:
 Net assets, at value ...........................................    $   290,589  $  4,466,594   $   428,180
                                                                     =======================================
 Shares outstanding .............................................         32,937       186,451        59,396
                                                                     =======================================
 Net asset value and maximum offering price per share a .........          $8.82        $23.96         $7.21
                                                                     =======================================
ADVISOR CLASS:
 Net assets, at value ...........................................    $ 8,188,337            --   $12,991,436
                                                                     =======================================
 Shares outstanding .............................................        916,126            --     1,784,378
                                                                     =======================================
 Net asset value and maximum offering price per share ...........          $8.94            --         $7.28
                                                                     =======================================


aRedemption price is equal to net asset value less any applicable contingent deferred sales charge.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 2002 (UNAUDITED)


                                                                           FRANKLIN          FRANKLIN
                                                                           SMALL CAP       SMALL-MID CAP
                                                                        GROWTH FUND II      GROWTH FUND
                                                                        ----------------------------------
Assets:
 Investments in securities:
  Cost - Unaffiliated issuers ........................................  $1,321,300,467     $6,151,566,996
  Cost - Non-controlled affiliated issuers ...........................      24,843,440        838,475,586
                                                                        ==================================
  Value - Unaffiliated issuers .......................................   1,097,663,518      5,460,249,141
  Value - Non-controlled affiliated issuers ..........................      16,151,000        633,574,598
 Repurchase agreements, at value and cost ............................              --        669,931,554
 Receivables:
  Investment securities sold .........................................       2,635,339         64,244,120
  Capital shares sold ................................................       2,134,338          7,751,478
  Dividends and interest .............................................         639,053          1,949,608
                                                                        ----------------------------------
      Total assets ...................................................   1,119,223,248      6,837,700,499
                                                                        ----------------------------------
Liabilities:
 Payables:
  Investment securities purchased ....................................       4,182,345         22,353,653
  Capital shares redeemed ............................................       2,969,685         24,666,009
  Affiliates .........................................................       1,396,175          4,660,742
  Unaffiliated transfer agent fees ...................................          90,059            717,963
  Shareholders .......................................................          93,687            826,172
  Collateral on securities loaned (Note 1d) ..........................              --        347,600,619
 Other liabilities ...................................................         135,753            126,354
                                                                        ----------------------------------
      Total liabilities ..............................................       8,867,704        400,951,512
                                                                        ----------------------------------
       Net assets, at value ..........................................  $1,110,355,544     $6,436,748,987
                                                                        ==================================
Net assets consist of:
 Undistributed net investment income .................................  $   (5,616,787)    $  (15,257,521)
 Net unrealized depreciation .........................................    (232,329,389)      (896,218,843)
 Accumulated net realized loss .......................................    (304,386,297)    (1,717,221,643)
 Capital shares ......................................................   1,652,688,017      9,065,446,994
                                                                        ----------------------------------
       Net assets, at value ..........................................  $1,110,355,544     $6,436,748,987
                                                                        ==================================



                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 2002 (UNAUDITED)


                                                                           FRANKLIN          FRANKLIN
                                                                           SMALL CAP       SMALL-MID CAP
                                                                        GROWTH FUND II      GROWTH FUND
                                                                        ---------------------------------
CLASS A:
 Net assets, at value ................................................    $714,850,180     $5,544,912,383
                                                                        =================================
 Shares outstanding ..................................................     102,480,490        255,011,010
                                                                        =================================
 Net asset value per share a .........................................           $6.98             $21.74
                                                                        =================================
 Maximum offering price per share (net asset value
  per share / 94.25%) ................................................           $7.41             $23.07
                                                                        =================================
CLASS B:
 Net assets, at value ................................................     $96,124,050     $    2,339,653
                                                                        =================================
 Shares outstanding ..................................................      14,001,403            107,879
                                                                        =================================
 Net asset value and maximum offering price per share a ..............           $6.87             $21.69
                                                                        =================================
CLASS C:
 Net assets, at value ................................................    $167,796,870     $  642,716,936
                                                                        =================================
 Shares outstanding ..................................................      24,421,916         30,467,065
                                                                        =================================
 Net asset value per share a .........................................           $6.87             $21.10
                                                                        =================================
 Maximum offering price per share (net asset value
  per share / 99%) ...................................................           $6.94             $21.31
                                                                        =================================
CLASS R:
 Net assets, at value ................................................    $  1,458,230     $    5,531,931
                                                                        =================================
 Shares outstanding ..................................................         209,405            254,891
                                                                        =================================
 Net asset value and maximum offering price per share a ..............           $6.96             $21.70
                                                                        =================================
ADVISOR CLASS:
 Net assets, at value ................................................    $130,126,214     $  241,248,084
                                                                        =================================
 Shares outstanding ..................................................      18,478,894         11,024,674
                                                                        =================================
 Net asset value and maximum offering price per share ................           $7.04             $21.88
                                                                        =================================


aRedemption price is equal to net asset value less any applicable contingent deferred sales charge and redemption fees retained by the fund.

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2002 (UNAUDITED)


                                                                   FRANKLIN       FRANKLIN      FRANKLIN
                                                                  AGGRESSIVE      FLEX CAP      LARGE CAP
                                                                  GROWTH FUND    GROWTH FUND   GROWTH FUND
                                                                 ------------------------------------------
Investment income:
 Dividends ....................................................  $    206,520  $   5,618,741  $    424,802
 Interest .....................................................        54,487        392,927            --
                                                                 ------------------------------------------
      Total investment income .................................       261,007      6,011,668       424,802
                                                                 ------------------------------------------
Expenses:
 Management fees (Note 3) .....................................       305,301      3,399,732       228,478
 Administrative fees (Note 3) .................................       131,216             --        96,924
 Distribution fees (Note 3)
  Class A .....................................................       132,883      1,436,892        75,537
  Class B .....................................................        74,731        485,385        28,541
  Class C .....................................................       151,197      1,212,347       162,219
  Class R .....................................................           312          5,279           770
 Transfer agent fees (Note 3) .................................       451,027      2,457,789       185,643
 Custodian fees ...............................................           781          8,202           471
 Reports to shareholders ......................................        34,133        160,654        10,019
 Registration and filing fees .................................        45,419         96,616        29,074
 Professional fees ............................................         8,276         30,018        13,712
 Trustees' fees and expenses ..................................         1,077         11,769           315
 Other ........................................................         4,529          9,502            --
                                                                 ------------------------------------------
      Total expenses ..........................................     1,340,882      9,314,185       831,703
                                                                 ------------------------------------------
        Net investment loss ...................................    (1,079,875)    (3,302,517)     (406,901)
                                                                 ------------------------------------------
Realized and unrealized gains (losses):
 Net realized loss from investments ...........................   (47,983,227)  (128,924,121)  (18,207,380)
 Net unrealized appreciation (depreciation) on investments ....       523,656   (262,065,413)   (3,551,777)
                                                                 ------------------------------------------
Net realized and unrealized loss ..............................   (47,459,571)  (390,989,534)  (21,759,157)
                                                                 ------------------------------------------
Net decrease in net assets resulting from operations ..........  $(48,539,446) $(394,292,051) $(22,166,058)
                                                                 ==========================================


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE SIX MONTHS ENDED OCTOBER 31, 2002 (UNAUDITED)


                                                                               FRANKLIN        FRANKLIN
                                                                               SMALL CAP     SMALL-MID CAP
                                                                            GROWTH FUND II    GROWTH FUND
                                                                            --------------------------------
Investment income:
 Dividends
  Unaffiliated issuers ...................................................  $   2,639,836   $    18,968,991
  Non-controlled affiliated issuers (Note 7) .............................             --            81,024
 Interest ................................................................        865,871         3,445,711
                                                                            --------------------------------
      Total investment income ............................................      3,505,707        22,495,726
                                                                            --------------------------------
Expenses:
 Management fees (Note 3) ................................................      2,938,133        16,223,736
 Administrative fees (Note 3) ............................................      1,305,637                --
 Distribution fees (Note 3)
  Class A ................................................................      1,492,632         7,756,305
  Class B ................................................................        569,317             3,729
  Class C ................................................................        962,296         3,710,010
  Class R ................................................................          2,631             7,316
 Transfer agent fees (Note 3) ............................................      1,499,894         9,097,549
 Custodian fees                                                                     7,607            48,412
 Reports to shareholders .................................................        117,683           488,528
 Registration and filing fees ............................................        148,854           285,328
 Professional fees .......................................................         31,188            57,385
 Trustees' fees and expenses .............................................          8,497            54,674
 Other ...................................................................         34,375            20,275
                                                                            --------------------------------
      Total expenses .....................................................      9,118,744        37,753,247
                                                                            --------------------------------
       Net investment loss ...............................................     (5,613,037)      (15,257,521)
                                                                            --------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
   Investments
   Unaffiliated issuers ..................................................   (193,092,318)     (599,709,813)
   Non-controlled affiliated issuers (Note 7) ............................    (12,430,910)     (116,962,407)
  Foreign currency transactions ..........................................             --            29,976
                                                                            --------------------------------
      Net realized loss ..................................................   (205,523,228)     (716,642,244)
  Net unrealized depreciation on investments .............................   (269,186,722)   (1,478,290,681)
                                                                            --------------------------------
Net realized and unrealized loss .........................................   (474,709,950)   (2,194,932,925)
                                                                            --------------------------------
Net decrease in net assets resulting from operations .....................  $(480,322,987)  $(2,210,190,446)
                                                                            ================================


                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE SIX MONTHS ENDED OCTOBER 31, 2002 (UNAUDITED)
AND THE YEAR ENDED APRIL 30, 2002

                                          FRANKLIN AGGRESSIVE GROWTH FUND     FRANKLIN FLEX CAP GROWTH FUND
                                          ----------------------------------------------------------------
                                              SIX MONTHS       YEAR            SIX MONTHS        YEAR
                                                 ENDED         ENDED              ENDED          ENDED
                                          OCTOBER 31, 2002 APRIL 30, 2002  OCTOBER 31, 2002 APRIL 30, 2002
                                          ----------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment loss ...................   $ (1,079,875)  $ (2,567,495)    $   (3,302,517) $   (8,884,527)
  Net realized loss from investments ....    (47,983,227)   (35,079,836)      (128,924,121)   (172,035,635)
  Net unrealized appreciation
   (depreciation) on
   investments ..........................        523,656     (6,833,562)      (262,065,413)    (39,075,696)
                                          -----------------------------------------------------------------
      Net decrease in net assets
      resulting from operations .........    (48,539,446)   (44,480,893)      (394,292,051)   (219,995,858)
 Capital share transactions: (Note 2)
   Class A ..............................     (7,424,750)    (2,412,213)       (96,355,243)   (113,980,712)
   Class B ..............................     (1,973,896)    (1,984,849)        (3,147,880)      9,560,450
   Class C ..............................     (4,152,809)    (7,652,221)       (22,669,620)    (30,974,611)
   Class R ..............................        257,127         58,024          4,274,251         457,819
   Advisor Class ........................        488,980     (9,094,852)                --              --
                                          -----------------------------------------------------------------
 Total capital share transactions .......    (12,805,348)   (21,086,111)      (117,898,492)   (134,937,054)
      Net decrease in net assets ........    (61,344,794)   (65,567,004)      (512,190,543)   (354,932,912)
Net assets:
 Beginning of period ....................    172,268,055    237,835,059      1,815,111,061   2,170,043,973
                                          -----------------------------------------------------------------
 End of period ..........................   $110,923,261   $172,268,055     $1,302,920,518  $1,815,111,061
                                          =================================================================
Undistributed net investment income
 included in net assets:
  End of period .........................   $ (1,079,875)  $         --     $   (3,302,517) $           --
                                          =================================================================



                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED OCTOBER 31, 2002 (UNAUDITED)
AND THE YEAR ENDED APRIL 30, 2002

                                          FRANKLIN LARGE CAP GROWTH FUND    FRANKLIN SMALL CAP GROWTH FUND II
                                         ------------------------------------------------------------------
                                              SIX MONTHS       YEAR            SIX MONTHS        YEAR
                                                 ENDED         ENDED              ENDED          ENDED
                                         OCTOBER 31, 2002 APRIL 30, 2002    OCTOBER 31, 2002 APRIL 30, 2002
                                         ------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment loss ...................   $   (406,901) $   (444,746)     $   (5,613,037) $   (9,329,963)
  Net realized loss from investments and
 foreign currency transactions ..........    (18,207,380)  (27,824,362)       (205,523,228)    (25,946,918)
  Net unrealized appreciation
 (depreciation) on investments ..........     (3,551,777)   (5,550,519)       (269,186,722)     19,480,932
                                         ------------------------------------------------------------------
      Net decrease in net assets
      resulting from
      operations ........................    (22,166,058)  (33,819,627)       (480,322,987)    (15,795,949)
 Capital share transactions: (Note 2)
   Class A ..............................     (1,364,012)    2,037,494         (45,759,161)    622,216,178
   Class B ..............................       (394,607)      395,558          (6,683,125)     46,202,512
   Class C ..............................     (2,344,867)   (3,046,510)         (8,356,738)     98,858,392
   Class R ..............................        336,200       149,048           1,229,461         490,721
   Advisor Class ........................     (1,291,514)    4,129,173          21,357,297     102,167,643
                                         ------------------------------------------------------------------
 Total capital share transactions .......     (5,058,800)    3,664,763         (38,212,266)    869,935,446
      Net increase (decrease)
       in net assets ....................    (27,224,858)  (30,154,864)       (518,535,253)    854,139,497
Net assets:
 Beginning of period ....................    114,980,049   145,134,913       1,628,890,797     774,751,300
                                         ------------------------------------------------------------------
 End of period ..........................   $ 87,755,191  $114,980,049      $1,110,355,544  $1,628,890,797
                                         ==================================================================
Undistributed net investment income
 included in net assets:
  End of period .........................   $   (406,901) $         --      $   (5,616,787) $       (3,750)
                                         ==================================================================



                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Financial Statements (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE SIX MONTHS ENDED OCTOBER 31, 2002 (UNAUDITED)
AND THE YEAR ENDED APRIL 30, 2002

                                                                          FRANKLIN SMALL-MID CAP GROWTH FUND
                                                                          -----------------------------------
                                                                             SIX MONTHS           YEAR
                                                                                ENDED             ENDED
                                                                          OCTOBER 31, 2002   APRIL 30, 2002
                                                                          -----------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment loss ..................................................  $   (15,257,521)   $   (24,751,504)
  Net realized loss from investments and foreign currency transactions .     (716,642,244)      (389,172,078)
  Net unrealized depreciation on investments ...........................   (1,478,290,681)    (1,334,529,067)
                                                                          -----------------------------------
      Net decrease in net assets resulting from operations .............   (2,210,190,446)    (1,748,452,649)
 Distributions to shareholders from:
  Net investment income:
   Class A .............................................................               --        (22,930,105)
   Advisor Class .......................................................               --         (1,841,889)
                                                                          -----------------------------------
 Total distributions to shareholders ...................................               --        (24,771,994)
 Capital share transactions: (Note 2)
   Class A .............................................................     (343,731,541)      (307,123,419)
   Class B .............................................................        2,330,256                 --
   Class C .............................................................      (73,707,492)      (115,579,675)
   Class R .............................................................        4,812,532          1,286,320
   Advisor Class .......................................................          996,051         23,755,586
                                                                          -----------------------------------
 Total capital share transactions ......................................     (409,300,194)      (397,661,188)
      Net decrease in net assets .......................................   (2,619,490,640)    (2,170,885,831)
Net assets:
 Beginning of period ...................................................    9,056,239,627     11,227,125,458
                                                                          -----------------------------------
 End of period .........................................................  $ 6,436,748,987    $ 9,056,239,627
                                                                          ===================================
Undistributed net investment income included in net assets:
 End of period .........................................................  $   (15,257,521)   $            --
                                                                          ===================================

                       See notes to financial statements.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES




Franklin Strategic Series (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of thirteen separate series. All funds included in this report (the Funds) are diversified except the Franklin Flex Cap Growth Fund. The Funds' investment objective is capital growth.

Effective September 1, 2002, the Franklin California Growth Fund was renamed the Franklin Flex Cap Growth Fund.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. JOINT REPURCHASE AGREEMENTS:

Certain Funds may enter into a joint repurchase agreement, whereby their uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. Certain Funds may enter into repurchase agreements, which are accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At October 31, 2002, all repurchase agreements held by the Funds had been entered into on that date.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (CONTINUED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONT.)

D. SECURITIES LENDING:

The Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund loan a portion of identified securities to certain brokers for which they received cash collateral against the loaned securities in an amount equal to at least 102% of the market value of the loaned securities. At October 31, 2002, the market value of these loaned securities was $47,416,626 and $334,409,475, respectively. The collateral is invested in short-term instruments as noted in the Statement of Investments. The funds bear the risk of loss with respect to the investment of the collateral. For the period ended October 31, 2002, net interest income from the investment of the cash collateral was $90,142 and $2,209,437, respectively.

E. INCOME TAXES:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

F. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Distributions received by the Trust from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income (loss), other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

G. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Effective January 1, 2002, the Funds offered Class R shares to qualified investors. Effective July 1, 2002, the Franklin Small-Mid Cap Growth Fund began offering a new class of shares, Class B. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

CLASS A, CLASS B, CLASS C & CLASS R    CLASS A, CLASS B, CLASS C, CLASS R & ADVISOR CLASS
-----------------------------------------------------------------------------------------
Franklin Flex Cap Growth Fund          Franklin Aggressive Growth Fund
                                       Franklin Large Cap Growth Fund
                                       Franklin Small Cap Growth Fund II
                                       Franklin Small-Mid Cap Growth Fund

At October 31, 2002, there were an unlimited number of shares authorized ($.01 par value). Transactions in the Funds' shares were as follows:

                                                             FRANKLIN                      FRANKLIN
                                                      AGGRESSIVE GROWTH FUND         FLEX CAP GROWTH FUND
                                                     -----------------------------------------------------
                                                        SHARES      AMOUNT          SHARES       AMOUNT
                                                     -----------------------------------------------------
CLASS A SHARES:
Period ended October 31, 2002
 Shares sold ......................................   1,873,758   $18,484,738     4,874,089  $ 126,104,622
 Shares redeemed ..................................  (2,669,705)  (25,909,488)   (8,771,590)  (222,459,865)
                                                     -----------------------------------------------------
 Net decrease .....................................    (795,947)  $(7,424,750)   (3,897,501) $ (96,355,243)
                                                     =====================================================
Year ended April 30, 2002
 Shares sold ......................................   5,775,894   $77,273,704    10,619,443  $ 333,078,493
 Shares redeemed ..................................  (6,030,718)  (79,685,917)  (14,401,470)  (447,059,205)
                                                     -----------------------------------------------------
 Net decrease .....................................    (254,824)  $(2,412,213)   (3,782,027) $(113,980,712)
                                                     =====================================================
CLASS B SHARES:
Period ended October 31, 2002
 Shares sold ......................................     105,242   $   996,629       368,692  $   9,401,070
 Shares redeemed ..................................    (308,637)   (2,970,525)     (506,307)   (12,548,950)
                                                     -----------------------------------------------------
 Net decrease .....................................    (203,395)  $(1,973,896)     (137,615) $  (3,147,880)
                                                     =====================================================
Year ended April 30, 2002
 Shares sold ......................................     306,491   $ 4,012,271       924,866  $  28,503,093
 Shares redeemed ..................................    (465,055)   (5,997,120)     (630,344)   (18,942,643)
                                                     -----------------------------------------------------
 Net increase (decrease) ..........................    (158,564)  $(1,984,849)      294,522  $   9,560,450
                                                     =====================================================
CLASS C SHARES:
Period ended October 31, 2002
 Shares sold ......................................     356,359   $ 3,229,721       677,544  $  17,264,976
 Shares redeemed ..................................    (790,311)   (7,382,530)   (1,608,204)   (39,934,596)
                                                     -----------------------------------------------------
 Net decrease .....................................    (433,952)  $(4,152,809)     (930,660) $ (22,669,620)
                                                     =====================================================
Year ended April 30, 2002
 Shares sold ......................................     734,779   $ 9,650,056     1,631,632  $  50,088,354
 Shares redeemed ..................................  (1,361,312)  (17,302,277)   (2,680,061)   (81,062,965)
                                                     -----------------------------------------------------
 Net decrease .....................................    (626,533)  $(7,652,221)   (1,048,429) $ (30,974,611)
                                                     =====================================================

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                              FRANKLIN                      FRANKLIN
                                                       AGGRESSIVE GROWTH FUND         FLEX CAP GROWTH FUND
                                                     ------------------------------------------------------
                                                        SHARES      AMOUNT          SHARES       AMOUNT
                                                     ------------------------------------------------------
CLASS R SHARES:
Period ended October 31, 2002
 Shares sold .....................................       29,160   $   262,275       187,322   $  4,647,820
 Shares redeemed .................................         (516)       (5,148)      (15,314)      (373,569)
                                                     ------------------------------------------------------
 Net increase ....................................       28,644   $   257,127       172,008   $  4,274,251
                                                     ======================================================
Year ended April 30, 2002 a
 Shares sold .....................................        4,293   $    58,024        14,864   $    470,753
 Shares redeemed .................................           --            --          (421)       (12,934)
                                                     ------------------------------------------------------
 Net increase ....................................        4,293   $    58,024        14,443   $    457,819
                                                     ======================================================
ADVISOR CLASS SHARES:
Period ended October 31, 2002
 Shares sold .....................................      184,454   $ 1,850,869
 Shares redeemed .................................     (134,997)   (1,361,889)
                                                     -------------------------
 Net increase ....................................       49,457   $   488,980
                                                     =========================
Year ended April 30, 2002
 Shares sold .....................................      359,301   $ 4,780,127
 Shares redeemed .................................     (939,373)  (13,874,979)
                                                     -------------------------
 Net decrease ....................................     (580,072)  $(9,094,852)
                                                     =========================

                                                             FRANKLIN                      FRANKLIN
                                                       LARGE CAP GROWTH FUND       SMALL CAP GROWTH FUND II
                                                     ------------------------------------------------------
                                                        SHARES      AMOUNT          SHARES       AMOUNT
                                                     ------------------------------------------------------
CLASS A SHARES:
Period ended October 31, 2002
 Shares sold .....................................      949,661   $ 7,268,890    24,881,220   $196,919,959
 Shares redeemed .................................   (1,124,984)   (8,632,902)  (32,387,018)  (242,679,120)
                                                     ------------------------------------------------------
 Net decrease ....................................     (175,323)  $(1,364,012)   (7,505,798)  $(45,759,161)
                                                     ======================================================
Year ended April 30, 2002
 Shares sold .....................................    2,239,243   $22,197,981    94,118,880   $889,510,540
 Shares redeemed .................................   (2,143,398)  (20,160,487)  (28,589,426)  (267,294,362)
                                                     ------------------------------------------------------
 Net increase ....................................       95,845   $ 2,037,494    65,529,454   $622,216,178
                                                     ======================================================
CLASS B SHARES:
Period ended October 31, 2002
 Shares sold .....................................      120,909   $   913,361       789,062   $ 6,615,974
 Shares redeemed .................................     (173,554)   (1,307,968)   (1,815,362)  (13,299,099)
                                                     ------------------------------------------------------
 Net decrease ....................................      (52,645)  $  (394,607)   (1,026,300)  $(6,683,125)
                                                     ======================================================
Year ended April 30, 2002
 Shares sold .....................................      308,483   $ 2,950,565     6,101,621   $58,530,477
 Shares redeemed .................................     (260,149)   (2,555,007)   (1,329,496)  (12,327,965)
                                                     ------------------------------------------------------
 Net increase ....................................       48,334   $   395,558     4,772,125   $46,202,512
                                                     ======================================================

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)

                                                             FRANKLIN                      FRANKLIN
                                                       LARGE CAP GROWTH FUND       SMALL CAP GROWTH FUND II
                                                     --------------------------------------------------------
                                                        SHARES      AMOUNT          SHARES       AMOUNT
                                                     --------------------------------------------------------
CLASS C SHARES:
Period ended October 31, 2002
 Shares sold .....................................      781,060   $ 5,840,423     1,912,498  $    15,773,888
 Shares redeemed .................................   (1,083,746)   (8,185,290)   (3,258,194)     (24,130,626)
                                                     --------------------------------------------------------
 Net decrease ....................................     (302,686)  $(2,344,867)   (1,345,696) $    (8,356,738)
                                                     ========================================================
Year ended April 30, 2002
 Shares sold .....................................    1,342,177   $13,010,883    13,444,494  $   128,117,219
 Shares redeemed .................................   (1,661,054)  (16,057,393)   (3,156,887)     (29,258,827)
                                                     --------------------------------------------------------
 Net increase (decrease) .........................     (318,877)  $(3,046,510)   10,287,607  $    98,858,392
                                                     ========================================================
CLASS R SHARES:
Period ended October 31, 2002
 Shares sold .....................................       52,010   $   400,483       215,383  $     1,608,885
 Shares redeemed .................................       (8,124)      (64,283)      (56,217)        (379,424)
                                                     --------------------------------------------------------
 Net increase ....................................       43,886   $   336,200       159,166  $     1,229,461
                                                     ========================================================
Year ended April 30, 2002 a
 Shares sold .....................................       15,510   $   149,048        50,355  $       491,863
 Shares redeemed .................................           --            --          (116)          (1,142)
                                                     --------------------------------------------------------
 Net increase ....................................       15,510   $   149,048        50,239  $       490,721
                                                     ========================================================
ADVISOR CLASS SHARES:
Period ended October 31, 2002
 Shares sold .....................................      189,814   $ 1,538,329     5,167,286  $    41,532,546
 Shares redeemed .................................     (342,305)   (2,829,843)   (2,674,414)     (20,175,249)
                                                     --------------------------------------------------------
 Net increase (decrease) .........................     (152,491)  $(1,291,514)    2,492,872  $    21,357,297
                                                     ========================================================
Year ended April 30, 2002
 Shares sold .....................................      204,748   $ 2,013,764    11,967,255  $   115,347,105
 Shares issued on mergerb ........................    1,613,797    15,540,868            --               --
 Shares redeemed .................................   (1,416,328)  (13,425,459)   (1,374,760)     (13,179,462)
                                                     --------------------------------------------------------
 Net increase ....................................      402,217   $ 4,129,173    10,592,495  $   102,167,643
                                                     ========================================================

                                                                                          FRANKLIN
                                                                                  SMALL-MID CAP GROWTH FUND
                                                                               ------------------------------
                                                                                   SHARES        AMOUNT
                                                                               ------------------------------
CLASS A SHARES:
Period ended October 31, 2002
 Shares sold ................................................................    33,972,990  $   796,088,013
 Shares redeemed ............................................................   (48,793,548)  (1,139,819,554)
                                                                               ------------------------------
 Net decrease ...............................................................   (14,820,558) $  (343,731,541)
                                                                               ==============================
Year ended April 30, 2002
 Shares sold ................................................................    95,687,226  $ 2,894,403,885
 Shares issued in reinvestment of distributions .............................       679,792       20,543,143
 Shares redeemed ............................................................  (107,850,497)  (3,222,070,447)
                                                                               ------------------------------
 Net decrease ...............................................................   (11,483,479) $  (307,123,419)
                                                                               ==============================

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (CONTINUED)


2. SHARES OF BENEFICIAL INTEREST (CONT.)


                                                                  FRANKLIN
                                                          SMALL-MID CAP GROWTH FUND
                                                         ---------------------------
                                                           SHARES        AMOUNT
                                                         ---------------------------
CLASS B SHARES:
Period ended October 31, 2002 c
 Shares sold ..........................................     114,425   $   2,461,839
 Shares redeemed ......................................      (6,546)       (131,583)
                                                         ---------------------------
 Net increase .........................................     107,879   $   2,330,256
                                                         ===========================
CLASS C SHARES:
Period ended October 31, 2002
 Shares sold ..........................................   1,676,281   $  38,808,465
 Shares redeemed ......................................  (4,986,560)   (112,515,957)
                                                         ---------------------------
 Net decrease .........................................  (3,310,279)  $ (73,707,492)
                                                         ===========================
Year ended April 30, 2002
 Shares sold ..........................................   4,149,584   $ 123,090,340
 Shares redeemed ......................................  (8,175,786)   (238,670,015)
                                                         ---------------------------
 Net decrease .........................................  (4,026,202)  $(115,579,675)
                                                         ===========================
CLASS R SHARES:
Period ended October 31, 2002
 Shares sold ..........................................     234,097   $   5,364,329
 Shares redeemed ......................................     (22,714)       (551,797)
                                                         ---------------------------
 Net increase .........................................     211,383   $   4,812,532
                                                         ===========================
Year ended April 30, 2002 a
 Shares sold ..........................................      45,596   $   1,347,548
 Shares redeemed ......................................      (2,088)        (61,228)
                                                         ---------------------------
 Net increase .........................................      43,508   $   1,286,320
                                                         ===========================
ADVISOR CLASS SHARES:
Period ended October 31, 2002
 Shares sold ..........................................   2,959,540   $  70,993,335
 Shares redeemed ......................................  (3,036,910)    (69,997,284)
                                                         ---------------------------
 Net increase (decrease) ..............................     (77,370)  $     996,051
                                                         ===========================
Year ended April 30, 2002
 Shares sold ..........................................   6,227,519   $ 192,380,519
 Shares issued in reinvestment of distributions .......      43,579       1,322,647
 Shares redeemed ......................................  (5,580,056)   (169,947,580)
                                                         ---------------------------
 Net increase .........................................     691,042   $  23,755,586
                                                         ===========================



aFor the period January 1, 2002 (effective date) to April 30, 2002.
bOn March 28, 2002, the Franklin Large Cap Growth Fund acquired the net assets of the FTI Large Capitalization Growth Fund in a tax free exchange pursuant to a plan of reorganization approved by the FTI Large Capitalization Growth Fund's shareholders.
cFor the period July 1, 2002 (effective date) to October 31, 2002.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES




Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), Franklin/Templeton Distributors, Inc. (Distributors), Franklin Templeton Services, LLC (FT Services), and Franklin/Templeton Investor Services, LLC (Investor Services), the Funds' investment manager, principal underwriter, administrative manager and transfer agent, respectively.

Certain funds in the Trust may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (the Sweep Money Fund) which is managed by Advisers.

The Funds earned dividend income from investment in the Sweep Money Fund as follows:

                                 FRANKLIN    FRANKLIN     FRANKLIN       FRANKLIN       FRANKLIN
                                AGGRESSIVE   FLEX CAP     LARGE CAP      SMALL CAP    SMALL-MID CAP
                                GROWTH FUND GROWTH FUND  GROWTH FUND  GROWTH FUND II   GROWTH FUND
                               --------------------------------------------------------------------
Dividend Income .............    $105,401    $417,739       $63,215     $1,079,543      $781,912

The Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund pay an investment management fee to Advisers based on the average net assets of each fund as follows:

        ANNUALIZED
         FEE RATE   AVERAGE DAILY NET ASSETS
-------------------------------------------------------------------------
          .625%     First $100 million
          .500%     Over $100 million, up to and including $250 million
          .450%     Over $250 million, up to and including $10 billion
          .440%     Over $10 billion, up to and including $12.5 billion
          .420%     Over $12.5 billion, up to and including $15 billion

Fees are further reduced on net assets over $15 billion.

The Franklin Aggressive Growth Fund and the Franklin Large Cap Growth Fund pay an investment management fee to Advisers based on the average net assets of each fund as follows:

         FEE RATE   AVERAGE DAILY NET ASSETS
-----------------------------------------------------------------------
          .500%     First $500 million
          .400%     Over $500 million, up to and including $1 billion
          .350%     Over $1 billion, up to and including $1.5 billion
          .300%     Over $1.5 billion, up to and including $6.5 billion

Fees are further reduced on net assets over $6.5 billion.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (CONTINUED)


3. TRANSACTIONS WITH AFFILIATES (CONT.)


The Franklin Small Cap Growth Fund II pays an investment management fee to Advisers based on the average net assets of the fund as follows:

         FEE RATE   AVERAGE DAILY NET ASSETS
         --------------------------------------------------------------
          .550%     First $500 million
          .450%     Over $500 million, up to and including $1 billion
          .400%     Over $1 billion, up to and including $1.5 billion
          .350%     Over $1.5 billion, up to and including $6.5 billion

Fees are further reduced on net assets over $6.5 billion.

The Franklin Aggressive Growth Fund, the Franklin Large Cap Growth Fund, and the Franklin Small Cap Growth Fund II pay an administrative fee to FT Services of ..20% per year of the funds' average daily net assets.

Under an agreement with Advisers, FT Services provides administrative services to the Franklin Flex Cap Growth Fund and the Franklin Small-Mid Cap Growth Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the funds.

Management fees were reduced on assets invested in the Sweep Money Fund in an amount not to exceed the management fees paid by the Sweep Money Fund.

The Funds reimburse Distributors for costs incurred in marketing the Funds' shares up to a certain percentage per year of their average daily net assets of each class as follows:

                                               FRANKLIN    FRANKLIN    FRANKLIN      FRANKLIN      FRANKLIN
                                              AGGRESSIVE   FLEX CAP    LARGE CAP     SMALL CAP   SMALL-MID CAP
                                              GROWTH FUND GROWTH FUND GROWTH FUND GROWTH FUND II  GROWTH FUND
                                             ------------------------------------------------------------------
Class A ....................................       .35%        .25%        .35%         .35%         .25%
Class B ....................................      1.00%       1.00%       1.00%        1.00%        1.00%
Class C ....................................      1.00%       1.00%       1.00%        1.00%        1.00%
Class R ....................................       .50%        .50%        .50%         .50%         .50%

Distributors paid net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the period as follows:

                                               FRANKLIN    FRANKLIN    FRANKLIN      FRANKLIN      FRANKLIN
                                              AGGRESSIVE   FLEX CAP    LARGE CAP     SMALL CAP   SMALL-MID CAP
                                              GROWTH FUND GROWTH FUND GROWTH FUND GROWTH FUND II  GROWTH FUND
                                              -----------------------------------------------------------------
Net commissions paid ........................    $40,934    $582,309     $55,313     $446,445    $1,326,360
Contingent deferred sales charges ...........    $44,670    $189,448     $20,987     $230,034    $   76,779

The Funds paid transfer agent fees of $13,691,902, of which $5,769,886 was paid to Investor Services.

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (CONTINUED)


4. INCOME TAXES


FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (CONTINUED)


At April 30, 2002, the Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                               FRANKLIN     FRANKLIN     FRANKLIN       FRANKLIN      FRANKLIN
                                              AGGRESSIVE    FLEX CAP     LARGE CAP      SMALL CAP   SMALL-MID CAP
CAPITAL LOSS CARRYOVERS EXPIRING IN:          GROWTH FUND  GROWTH FUND  GROWTH FUND  GROWTH FUND II  GROWTH FUND
                                            -----------------------------------------------------------------------
 2009 ....................................  $ 29,887,516  $ 53,002,823   $ 7,603,893   $ 3,600,488    $ 58,496,257
 2010 ....................................   129,882,253   257,531,218    45,058,835    64,794,048     271,038,739
                                            -----------------------------------------------------------------------
                                            $159,769,769  $310,534,041   $52,662,728   $68,394,536    $329,534,996
                                            =======================================================================

At April 30, 2002, the Franklin Large Cap Growth Fund had tax basis capital losses of $52,662,728, including $7,152,734 from the merged FTI Large Capitalization Growth Fund, which may be carried over to offset future capital gains, subject to certain limitations.

At April 30, 2002, the following funds had deferred capital losses occurring subsequent to October 31, 2001. For tax purposes, such losses will be reflected in the year ending April 30, 2003.

        FRANKLIN      FRANKLIN     FRANKLIN        FRANKLIN
        FLEX CAP      LARGE CAP   SMALL CAP      SMALL-MID CAP
       GROWTH FUND   GROWTH FUND GROWTH FUND II   GROWTH FUND
       --------------------------------------------------------
        $65,069,169  $14,902,636  $26,800,315    $670,581,152

Net investment losses differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond premiums.

Net realized losses differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions and bond premiums.

At October 31, 2002, the cost of investments and net unrealized depreciation for income tax purposes was as follows:

                                          FRANKLIN       FRANKLIN       FRANKLIN     FRANKLIN         FRANKLIN
                                         AGGRESSIVE      FLEX CAP       LARGE CAP    SMALL CAP      SMALL-MID CAP
                                         GROWTH FUND    GROWTH FUND    GROWTH FUND  GROWTH FUND II    GROWTH FUND
                                         ---------------------------------------------------------------------------
Cost of investments ...................  $132,260,394  $1,349,007,193  $92,594,462  $1,348,411,777  $ 7,660,437,387
                                         ===========================================================================
Unrealized appreciation ...............  $  8,727,623  $  187,188,904  $ 3,819,116  $   68,754,727  $   991,539,335
Unrealized depreciation ...............   (28,657,988)   (220,026,162)  (9,971,984)   (303,351,986) $(1,888,221,429)
                                         ---------------------------------------------------------------------------
Net unrealized depreciation ...........  $(19,930,365) $  (32,837,258) $(6,152,868) $ (234,597,259) $  (896,682,094)
                                         ===========================================================================

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (CONTINUED)

5. INVESTMENT TRANSACTIONS (CONT.)

Purchases and sales of securities (excluding short-term securities) for the period ended October 31, 2002 were as follows:

                                  FRANKLIN     FRANKLIN     FRANKLIN     FRANKLIN        FRANKLIN
                                 AGGRESSIVE    FLEX CAP     LARGE CAP    SMALL CAP     SMALL-MID CAP
                                 GROWTH FUND  GROWTH FUND  GROWTH FUND GROWTH FUND II   GROWTH FUND
                                 -------------------------------------------------------------------
Purchases .....................  $56,107,494  $195,326,096 $38,329,851  $338,307,651  $1,253,671,024
Sales .........................  $75,875,876  $328,059,123 $46,818,061  $182,889,916  $1,416,818,923

6. RESTRICTED SECURITIES

The Funds may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. At October 31, 2002, the funds held restricted securities as follows:

SHARES/
WARRANTS/                                                               ACQUISITION
PRINCIPAL    ISSUER                                                         DATE        COST        VALUE
-----------------------------------------------------------------------------------------------------------
FRANKLIN AGGRESSIVE GROWTH FUND
  329,274  Micro Photonix Integration Corp., cvt. pfd., C .............     6/23/00  $2,079,464 $        --
FRANKLIN FLEX CAP GROWTH FUND
  145,772  Anda Networks Inc., cvt. pfd., D ...........................     3/24/00  $2,000,000 $    87,463
  142,857  BioMarin Pharmaceutical Inc., wts., 5/16/04 ................     5/17/01          14          --
2,227,171  Fibrogen Inc., cvt. pfd., E ................................     5/19/00   9,999,998   8,864,141
  124,712  Kestrel Solutions Inc., cvt. pfd., D .......................     1/20/00   1,624,997     145,913
  772,727  Masimo Corp., cvt. pfd., F .................................     5/15/00   8,499,997   4,249,998
                                                                                                -----------
          TOTAL RESTRICTED SECURITIES (1.0% of Net Assets) ............                         $13,347,515
                                                                                                ===========
FRANKLIN SMALL CAP GROWTH FUND II
   95,148  Micro Photonix Integration Corp., cvt. pfd., C .............     6/23/00  $  600,888 $        --
FRANKLIN SMALL-MID CAP GROWTH FUND
2,629,479  3Ware Inc., cvt. zero cpn., 12/20/02 .......................    10/18/01  $2,629,479 $        --
  855,446  3Ware Inc., cvt. pfd., D ...................................     7/28/00   4,770,822          --
  364,431  Anda Networks Inc., cvt. pfd., D ...........................     3/24/00   5,000,000     218,658
  239,831  Kestrel Solutions Inc., cvt. pfd., D .......................     1/20/00   3,124,998     280,602
                                                                                                -----------
          TOTAL RESTRICTED SECURITIES (.01% of Net Assets) ............                         $   499,260
                                                                                                ===========

FRANKLIN STRATEGIC SERIES
Notes to Financial Statements (unaudited) (CONTINUED)

7. HOLDING OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 defines "affiliated companies" to include investments in portfolio companies in which the funds own 5% or more of the outstanding voting securities. Investments in "affiliated companies" at October 31, 2002 were as shown below.

                            NUMBER OF SHARES                        NUMBER OF SHARES
                                 HELD AT         GROSS      GROSS        HELD AT       VALUE AT     DIVIDEND      REALIZED
NAME OF ISSUER              BEGINNING OF YEAR  ADDITIONS  REDUCTIONS  END OF PERIOD  END OF PERIOD   INCOME         LOSS
------------------------------------------------------------------------------------------------------------------------------
FRANKLIN SMALL CAP GROWTH FUND II
Acme Communications Inc. ....    865,000            --         --      865,000       $  6,591,300   $        --  $         --
Catapult Communications Corp.    700,000            --         --      700,000          9,058,000            --            --
Rudolph Technologies Inc. ...    907,300            --    532,200      375,100                  a            --   (12,430,910)
US Liquids Inc. .............  1,003,400            --         --    1,003,400            501,700            --             --
                                                                                     -----------------------------------------
 TOTAL NON-CONTROLLED
 AFFILIATED ISSUERS .........                                                        $ 16,151,000   $        --  $(12,430,910)
                                                                                     =========================================

FRANKLIN SMALL MID-CAP GROWTH FUND
Alaska Communications Systems
 Holdings Inc. ..............  2,411,700            --         --    2,411,700       $  4,582,230   $        --  $         --
Atlantic Coast Airlines
 Holdings Inc. ..............  2,800,000            --         --    2,800,000         36,960,000            --            --
Atwood Oceanics Inc. ........  1,116,600            --         --    1,116,600         33,274,680            --            --
Brio Software Inc. ..........  1,715,700            --  1,715,700           --                 --            --   (26,538,308)
Core Laboratories NV
 (Netherlands) ..............  1,900,000            --         --    1,900,000         17,917,000            --            --
Gibraltar Steel Corp. .......  1,012,800            --         --    1,012,800         20,742,144        81,024            --
Grey Wolf Inc. .............. 11,445,600            --         --   11,445,600         45,782,400            --            --
Hispanic Broadcasting
 Corp., A ...................  4,023,300            --         --    4,023,300         86,500,950            --            --
Learning Tree
 International Inc. .........  1,064,000            --         --    1,064,000         18,182,696            --            --
Mettler-Toledo
 International Inc.
 (Switzerland) ..............  2,931,600            --         --    2,931,600         87,801,420            --            --
Micrel Inc. .................  4,010,000       714,400         --    4,724,400         39,023,544            --            --
Silicon Valley Bancshares ...  2,840,000            --         --    2,840,000         53,363,600            --            --
Skyworks Solutions Inc.b ....  2,419,200            --  2,419,200           --                 --            --    (38,153,410)
Tektronix Inc. ..............  5,438,200            --         --    5,438,200         96,092,994            --            --
Trico Marine Services Inc. ..  2,757,500            --    966,400    1,791,100                  a            --    (7,059,956)
Varco International Inc. ....  5,678,281            --         --    5,678,281         93,350,940            --            --
Visible Genetics Inc.
 (Canada) ...................  1,206,000            --  1,206,000           --                 --            --   (45,210,733)
                                                                                     -----------------------------------------
 TOTAL NON-CONTROLLED
 AFFILIATED ISSUERS .........                                                        $633,574,598     $  81,024 $(116,962,407)
                                                                                     =========================================



aAs of October 31, 2002, no longer an affiliate.
bReflects name change from Alpha Industries Inc. to Skyworks Solutions Inc. as of 6/26/02.

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


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

LITERATURE REQUEST

For a brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Templeton Investments at 1-800/DIAL BEN(R) (1-800/342-5236). Please read the prospectus carefully before investing or sending money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON INVESTMENTS


GLOBAL GROWTH
Franklin Global Aggressive
 Growth Fund
Franklin Global Growth Fund
Franklin Global Health Care Fund
Mutual Discovery Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller
 Companies Fund
Templeton Global Opportunities Trust
Templeton Global Smaller
 Companies Fund
Templeton Growth Fund
Templeton International
 (Ex EM) Fund
Templeton Latin America Fund
Templeton Pacific Growth Fund
Templeton World Fund

GLOBAL GROWTH & INCOME
Franklin Global
 Communications Fund
Mutual European Fund
Templeton Global Bond Fund

GLOBAL INCOME
Franklin Templeton Hard
 Currency Fund


GROWTH
Franklin Aggressive Growth Fund
Franklin Biotechnology
 Discovery Fund
Franklin Blue Chip Fund
Franklin Capital Growth Fund 1
Franklin DynaTech Fund
Franklin Flex Cap Growth Fund 2
Franklin Gold and Precious
 Metals Fund
Franklin Growth Fund
Franklin Large Cap Growth Fund
Franklin Small-Mid Cap
 Growth Fund
Franklin Technology Fund

GROWTH & INCOME
Franklin Convertible
 Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Franklin Large Cap Value Fund
Franklin Natural Resources Fund
Franklin Real Estate
 Securities Fund
Franklin Rising Dividends Fund
Franklin Small Cap Value Fund
Franklin Utilities Fund
Mutual Beacon Fund
Mutual Financial Services Fund
Mutual Qualified Fund
Mutual Shares Fund

FUND ALLOCATOR SERIES
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth
 Target Fund
Franklin Templeton Moderate
 Target Fund

INCOME
Franklin Adjustable U.S. Government Securities Fund 3
Franklin's AGE High Income Fund
Franklin Floating Rate Daily
 Access Fund
Franklin Floating Rate Trust 4
Franklin Short-Intermediate
 U.S. Government Securities Fund 3
Franklin Strategic Income Fund
Franklin Total Return Fund
Franklin U.S. Government
 Securities Fund 3
Franklin Federal Money Fund 3,5
Franklin Money Fund 3,5

TAX-FREE INCOME 6
Double Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free
 Income Fund
Insured Tax-Free Income Fund 7
Tax-Exempt Money Fund 3,5

STATE-SPECIFIC
TAX-FREE INCOME 6
Alabama
Arizona
California 8
Colorado
Connecticut
Florida 8
Georgia
Kentucky
Louisiana
Maryland
Massachusetts 7
Michigan 7
Minnesota 7
Missouri
New Jersey
New York 8
North Carolina
Ohio 7
Oregon
Pennsylvania
Tennessee
Virginia


INSURANCE FUNDS
Franklin Templeton Variable Insurance Products Trust 9


1. Formerly Franklin Growth and Income Fund. Effective 5/1/02, the fund's name changed; investment goal and strategy remained the same.
2. Formerly Franklin California Growth Fund. Effective 9/1/02, the fund's name changed and its investment criteria was modified to invest a majority of its net assets in California companies, as opposed to at least 80% of net assets.
3. An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.
4. The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.
5. No assurance exists that the fund's $1.00 per share price will be maintained. It is possible to lose money by investing in the fund.
6. For investors subject to the alternative minimum tax, a small portion of these dividends may be taxable. Distributions of capital gains are generally taxable.
7. Portfolio of insured municipal securities.
8. These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and intermediate-term and money market portfolios (CA and NY).
9. The funds of the Franklin Templeton Variable Insurance Products Trust are generally only available as investment options in variable annuity or variable life insurance contracts.

                                                                           09/02

[LOGO OMITTED]
FRANKLIN(R) TEMPLETON(R)
INVESTMENTS


One Franklin Parkway
San Mateo, CA 94403-1906



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SEMIANNUAL REPORT
FRANKLIN STRATEGIC SERIES

INVESTMENT MANAGER
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
1-800/632-2301

This report must be preceded or accompanied by the current Franklin Strategic Series prospectus, which contains more complete information including charges and expenses.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

FSS1 S2002 12/02

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